UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: June 30, 2016

Item 1.	Schedule of Investments.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 98.2%
Alabama – 3.1%
Alabama State Port Authority RB for Docks Facilities Series 2010 (A-/NR)
$2,500,000	5.750%	10/01/30	$ 2,976,375
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB-/NR)
1,780,000	5.750	12/01/36	1,792,620
Black Belt Energy Gas District RB Series 2016 A (NR/Aa3)(a)
5,000,000	4.000	06/01/21	5,620,700
Health Care Authority RB for Baptist Health Series 2006 D (BBB+/A3)
575,000	5.000	11/15/17	576,708
100,000	5.000	11/15/21	100,337
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)(b)
150,000	5.000	10/01/24	180,908
150,000	5.000	10/01/25	182,763
725,000	5.000	10/01/30	865,280
Jefferson County Senior Lien Sewer RB Warrants Series 2013 A (AGM) (AA/A2)
350,000	5.000	10/01/44	410,875
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/21	1,134,560
3,000,000	6.000	10/01/42	3,635,820
6,000,000	6.500	10/01/53	7,499,040

			24,975,986

Alaska – 0.1%
Northern Tobacco Securitization Corp. RB Refunding Asset-Backed Bonds Series 2006 A (NR/B3)
675,000	5.000	06/01/46	658,597

Arizona – 1.8%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
5,150,000	1.243	01/01/37	4,795,320
Arizona State University System RB Refunding Series 2015 B (AA/Aa3)
3,000,000	5.000	07/01/19	3,370,110
City of Chandler, Arizona Excise Tax Revenue RB Series 2015 (AAA/Aa1)
2,000,000	3.000	07/01/34	2,098,120
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
2,200,000	7.250	02/01/40	2,529,692
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2003 A-2 (AMT) (A-/NR)(a)
1,410,000	1.600	03/01/18	1,425,679

			14,218,921

Arkansas – 1.0%
Arkansas State Development Finance Authority Hospital RB Refunding for Washington Regional Medical Center Series 2015 B (NR/Baa1)
770,000	3.000	02/01/18	793,185
1,845,000	3.000	02/01/19	1,930,202
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA) (FNMA) (AA+/NR)
435,000	5.500	07/01/23	465,041

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Arkansas – (continued)
City of Little Rock Sewer RB Refunding Series 2015 (NR/Aa3)
$1,000,000	4.000%	04/01/21	$ 1,128,030
Pulaski County Little Rock School District GO Bonds Refunding (ST AID WITHHLDG) (NR/Aa2)
3,335,000	3.000	02/01/23	3,545,972

			7,862,430

California – 16.5%
Alameda Corridor Transportation Authority RB Refunding Second Subordinate Lien Series 2016 B (AGM) (AA/A2)
2,000,000	3.000	10/01/34	2,031,760
Alameda County Oakland Unified School District GO Refunding Bonds Series 2015 (NR/NR)
1,500,000	5.000	08/01/19	1,674,150
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(d)
1,000,000	0.000	08/01/37	516,550
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (AA-/Aa2)
5,000,000	5.000	11/01/39	5,595,550
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA-/Aa3)(e)
1,000,000	6.500	10/01/18	1,130,360
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
400,000	5.000	06/01/35	458,720
California State Various Purpose GO Bonds Series 2009 (AA-/Aa3)
5,000,000	5.250	10/01/25	5,700,700
5,000,000	6.500	04/01/33	5,784,500
2,750,000	6.000	04/01/38	3,132,195
California State Various Purpose GO Bonds Series 2010 (AA-/Aa3)
1,250,000	6.000	03/01/33	1,473,612
1,500,000	5.500	03/01/40	1,739,745
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
345,000	5.000	09/01/30	402,864
375,000	5.000	09/01/37	427,856
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (AA-/NR)(e)
1,435,000	5.750	08/15/18	1,589,262
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	2,432,600
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB/NR)(f)
1,725,000	5.000	12/01/31	2,028,341
California Statewide Community Development Authority Water & Wastewater RB Balance Series 2004 (AGM) (AA/A2)
15,000	5.250	10/01/19	15,049
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(d)
3,500,000	0.000	06/01/34	2,053,765

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Commerce Community Development Commission Successor Agency Tax Allocation Refunding Series 2016 A (AGM) (AA/NR)
$250,000	3.000%	08/01/33	$ 260,385
260,000	3.000	08/01/34	269,625
275,000	3.125	08/01/35	288,461
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Ba1)(a)
675,000	5.500	01/15/23	811,012
Fullerton Community Facilities District No. 1 Special Tax Refunding Bonds for Amerige Heights Series 2012 (A-/NR)
500,000	5.000	09/01/32	585,475
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(d)
18,000,000	0.000	06/01/47	1,860,840
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(d)
19,500,000	0.000	06/01/47	859,950
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
3,000,000	5.750	06/01/47	3,067,170
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
3,915,000	5.300	06/01/37	4,006,337
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA+/Aa1)
5,000,000	5.250	08/01/39	5,797,550
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA/Aa3)(d)
2,000,000	0.000	08/01/37	1,030,960
4,500,000	0.000	08/01/38	2,228,355
4,500,000	0.000	08/01/39	2,153,655
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (AA-/NR)(d)
1,205,000	0.000	08/01/26	935,490
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
1,750,000	6.500	11/01/39	2,663,377
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
3,500,000	6.125	11/01/29	4,734,940
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(g)
5,000,000	0.000	08/01/35	4,587,700
Ontario Redevelopment Financing Authority Lease RB for Capital Projects Series 2007 (AMBAC) (AA-/WR)
1,110,000	5.250	08/01/22	1,161,759
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
2,500,000	6.750	11/01/39	2,773,500
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(d)
2,150,000	0.000	08/01/31	1,380,816
4,150,000	0.000	08/01/32	2,563,662
3,500,000	0.000	08/01/33	2,077,215
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(g)
6,450,000	0.000	08/01/38	7,967,234

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Port of Oakland RB Refunding Senior Lien Series 2012 P (AMT) (A+/A2)
$4,000,000	5.000%	05/01/31	$ 4,694,440
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
5,120,000	5.000	09/01/27	5,651,354
485,000	5.250	09/01/34	536,580
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(c)
5,000,000	0.981	12/01/35	4,713,800
San Diego County Water Authority COPS Series 2008 A (AGM) (AA/Aa2)(e)
830,000	5.000	05/01/18	896,134
San Diego County Water Authority COPS Series 2008 A (AGM) (AAA/Aa2)(e)
4,170,000	5.000	05/01/18	4,502,266
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA-/Aa2)(d)
5,000,000	0.000	07/01/39	2,562,100
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2013 A (AMT) (A+/A1)
2,000,000	5.500	05/01/28	2,458,420
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (AA-/A3)(d)
1,605,000	0.000	01/15/26	1,256,105
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB-/NR)
1,000,000	5.000	01/15/29	1,198,510
Stockton Unified School District GO Bonds Refunding Series 2016 (A+/A2)
2,735,000	5.000	08/01/25	3,533,128
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
1,650,000	5.375	06/01/38	1,650,017
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(c)
5,000,000	1.160	05/15/43	4,532,500
Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (AA-/A3)
725,000	5.250	09/01/19	725,885
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (AA-/A3)(d)
1,175,000	0.000	08/01/25	961,785

			132,126,071

Colorado – 1.8%
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
50,000	2.000	12/01/16	50,240
625,000	4.000	12/01/19	680,550
Denver City & County Airport RB Series 2013 A (AMT) (A/A2)
5,000,000	5.500	11/15/29	6,077,250
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(c)
5,000,000	1.551	12/01/33	4,681,300

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
E-470 Public Highway Authority RB Series 2010 A (BBB+/A3)(d)
$6,000,000	0.000%	09/01/40	$ 2,793,720

			14,283,060

Connecticut – 0.3%
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(f)
2,340,000	7.000	02/01/45	2,368,010

Delaware – 1.1%
New Castle County Delaware GO Bonds Series 2015 (AAA/Aaa)
5,000,000	5.000	10/01/26	6,554,300
University of Delaware RB Series 2015 (AA+/Aa1)
1,805,000	5.000	11/01/33	2,240,781

			8,795,081

District of Columbia – 1.6%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa1)
980,000	6.500	05/15/33	1,225,774
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AAA/Aa1)(e)
5,000,000	6.000	10/01/18	5,590,450
District of Columbia Water & Sewer Authority RB Refunding Public Utility Subordinate Lien Series 2016 A (AA+/Aa2)
5,000,000	5.000	10/01/36	6,230,700

			13,046,924

Florida – 8.2%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (A/NR)
670,000	5.000	05/01/19	702,837
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
100,000	4.500	11/01/25	102,033
185,000	5.000	11/01/36	191,360
320,000	5.000	11/01/48	328,579
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB/NR)
500,000	4.250	05/01/29	526,670
500,000	4.500	05/01/35	524,115
Bellagio Community Development District Special Assessment Bond Series 2016 (BBB-/NR)
160,000	2.500	11/01/22	159,997
160,000	2.750	11/01/23	161,161
170,000	3.000	11/01/25	172,210
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(f)
1,250,000	5.500	10/01/36	1,288,212
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2009 A-1 (A+/A1)
3,650,000	5.500	06/01/17	3,805,344
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
1,000,000	4.000	10/01/34	1,123,870
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
815,000	5.375	05/01/36	817,812

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
$195,000	2.875%	05/01/21	$ 198,652
200,000	3.000	05/01/22	204,504
205,000	3.250	05/01/23	210,301
215,000	3.375	05/01/24	221,940
220,000	3.500	05/01/25	227,771
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (AA-/A3)
125,000	4.750	10/01/36	128,090
Florida State Municipal Power Agency RB Series 2009 A (A+/A2)(e)
1,000,000	6.250	10/01/19	1,174,800
Florida State Turnpike Authority RB Refunding for Department of Transportation Series 2016 A (AA-/Aa2)
2,500,000	3.000	07/01/33	2,587,800
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
1,000,000	4.250	05/01/26	1,017,450
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
920,000	5.000	11/15/36	982,910
Greater Orlando Aviation Authority RB Refunding Series 2012 A (AMT) (AA-/Aa3)
2,000,000	5.000	10/01/21	2,366,680
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (AA-/A3)
2,755,000	5.375	05/01/22	2,788,666
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
585,000	3.375	05/01/23	614,273
605,000	3.500	05/01/24	640,647
630,000	3.625	05/01/25	670,855
650,000	3.750	05/01/26	691,139
1,000,000	4.200	05/01/31	1,071,510
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,585,000	5.750	05/01/35	1,587,235
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
2,060,000	4.250	05/01/25	2,136,241
1,735,000	4.875	05/01/35	1,837,538
985,000	4.875	05/01/45	1,033,955
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
300,000	4.000	05/01/21	313,278
235,000	4.250	05/01/26	249,577
690,000	5.000	05/01/36	742,633
1,360,000	5.125	05/01/46	1,444,823
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(h)
1,185,000	5.375	05/01/30	770,250
Meadow Pines Community Development District Special Assessment Refunding Bonds Senior Lien Series 2014 1 (A-/NR)
750,000	4.450	05/01/30	807,915

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Miami Special Obligation Non-Ad Valorem RB Refunding Series 2011 A (AGM) (AA/A1)
$1,200,000	6.000%	02/01/30	$ 1,438,200
1,500,000	6.000	02/01/31	1,797,015
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A/A1)(f)
5,000,000	5.000	03/01/30	6,005,800
Miami-Dade County Florida Aviation RB Refunding RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (AA-/NR)
575,000	5.250	10/01/16	581,348
Miromar Lakes Community Development District Capital Impovement RB Refunding Series 2015 (NR/NR)
810,000	3.500	05/01/20	811,620
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA/A2)
1,250,000	5.375	10/01/40	1,440,825
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
520,000	2.500	05/01/22	525,627
530,000	2.750	05/01/23	537,584
Pentathlon Community Development District Special Assessment Revenue Refunding Series 2012 (A-/NR)
1,330,000	4.500	11/01/33	1,412,380
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AA+/Aaa)(e)
365,000	7.125	11/01/16	372,815
Randal Park Community Development District Special Assessment RB Series 2015 (NR/NR)
875,000	4.250	11/01/25	887,521
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/Aa3)(e)
2,000,000	6.500	11/15/19	2,375,520
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (AA-/A3)
595,000	4.500	05/01/18	619,139
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
325,000	3.625	05/01/21	327,441
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
785,000	5.350	05/01/35	785,887
TSR Community Development District Special Assessment RB for Village 1 Project Series 2015 (NR/NR)
435,000	3.625	11/01/20	439,885
530,000	4.375	11/01/25	549,483
Turnbull Creek Community Development District Senior Special Assessment Refunding Bonds Series 2015 A-1 (BBB/NR)
1,000,000	4.250	05/01/31	1,079,290
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
750,000	4.750	11/01/25	768,968
Verona Walk Community Development District Special Assessment Senior Lien RB Refunding for Capital Improvement Series 2013 A-1 (A/NR)
490,000	4.250	05/01/30	512,104
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
1,575,000	5.250	05/01/37	1,618,706

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
$2,150,000	4.000%	05/01/31	$ 2,289,686
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
135,000	4.875	05/01/36	138,974
250,000	5.000	05/01/47	257,215
Wynnfield Lakes Community Development District Special Assessment Refunding Bonds Series 2014 (A-/NR)
1,470,000	4.500	05/01/36	1,563,521

			65,762,187

Georgia – 1.7%
Atlanta Airport RB Refunding Series 2012 C (AMT) (AA-/Aa3)
1,250,000	5.000	01/01/27	1,456,637
Burke County Development Authority Pollution Control RB for Georgia Power Company Plant Vogtle Project First Series 2008 (A-/A3)(a)
3,500,000	1.650	06/18/21	3,518,270
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2009 A (AA+/Aa2)
4,075,000	5.250	07/01/36	4,580,708
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
5,000,000	1.083	10/01/33	4,381,100

			13,936,715

Guam – 0.4%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
850,000	5.625	12/01/29	970,751
750,000	5.750	12/01/34	856,958
Guam Power Authority RB 2014 Series A (AGM) (AA/A2)
325,000	5.000	10/01/39	389,132
250,000	5.000	10/01/44	298,195
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
680,000	5.000	01/01/46	806,881

			3,321,917

Idaho – 0.1%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A-/A3)
1,000,000	6.750	11/01/37	1,129,020

Illinois – 9.4%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/A3)(d)
1,775,000	0.000	12/01/26	1,182,842
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (AA-/A3)(d)
2,720,000	0.000	12/01/29	1,572,595
Chicago Illinois Board of Education GO Bonds Capital Appreciation Series 2009 C (BBB+/Ba1)(d)
510,000	0.000	01/01/31	231,412

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (B+/NR)(a)
$5,000,000	4.400%	03/01/17	$ 4,911,700
Chicago Illinois Board of Education GO Bonds Series 2015 C (B+/NR)
2,500,000	6.000	12/01/35	2,316,425
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2016 A (B+/NR)
7,575,000	7.000	12/01/44	7,673,020
Chicago Illinois Capital Appreciation Refunding & Project Series C (BBB+/Ba1)(d)
750,000	0.000	01/01/32	319,830
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
300,000	5.500	01/01/37	306,936
2,720,000	5.500	01/01/40	2,771,653
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
1,500,000	5.250	01/01/33	1,521,300
630,000	5.000	01/01/34	633,118
450,000	5.000	01/01/36	449,442
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
640,000	5.000	01/01/40	637,363
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
150,000	5.000	01/01/34	149,826
Chicago Illinois GO Bonds Refunding Capital Appreciation Series 2007 C (NATL-RE) (AA-/A3)
5,000,000	5.000	01/01/30	5,215,550
Chicago Illinois GO Bonds Refunding Series 2009 C (BBB+/Ba1)
675,000	5.000	01/01/40	672,219
Chicago Illinois GO Bonds Refunding Series 2015 C (BBB+/NR)
1,200,000	5.000	01/01/38	1,195,296
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
1,320,000	5.500	01/01/39	1,345,978
Chicago Illinois Midway Airport RB Refunding Second Lien Series 2013 A (AMT) (A/A3)
2,000,000	5.500	01/01/29	2,422,460
Chicago Illinois Sales Tax Refunding Series 2002 (AA/NR)
1,000,000	5.000	01/01/25	1,167,610
Chicago Illinois Tax Increment Allocation RB Refunding for Pilsen Redevelopment Project Series 2014 A (A/NR)
1,135,000	5.000	06/01/20	1,258,602
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Aa2)
600,000	5.000	11/01/29	727,764
Illinois Finance Authority RB for Edward Hospital Obligated Group RMKT 04/09/08 Series 2008 A (AMBAC) (A/A2)
350,000	6.250	02/01/33	378,770
Illinois GO Bonds Series 2003 (NATL-RE) (AA-/A3)
975,000	5.000	06/01/19	976,892
Illinois GO Bonds Series 2012 (BBB+/Baa2)
2,445,000	5.000	03/01/19	2,636,810
Illinois GO Bonds Series 2013 (BBB+/Baa2)
5,500,000	5.250	07/01/28	6,164,290
5,120,000	5.500	07/01/38	5,759,898
Illinois Sports Facilities Authority Refunding Bonds Series 2014 (AGM) (AA/NR)
4,160,000	5.000	06/15/27	4,842,989
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2002 A (NATL-RE) (AA-/A3)(g)
2,000,000	0.000	06/15/24	2,242,680

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Metropolitan Pier & Exposition Authority Refunding Bonds for McCormick Place Expansion Project Series 2012 B (ST APPROP) (BBB/NR)
$1,000,000	5.000%	12/15/28	$ 1,125,460
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,347,514
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA/NR)
2,320,000	5.500	03/01/32	2,387,721
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (AA/NR)(d)
6,000,000	0.000	12/01/25	4,555,800
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
4,000,000	3.500	03/01/30	4,299,720

			75,401,485

Indiana – 0.6%
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)(e)
640,000	5.100	01/15/17	654,835
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 C (NATL-RE) (AA-/A3)
650,000	5.850	04/01/19	730,165
Whiting City Environmental Facilities RB for BP Products North America Inc. Project Series 2015 (AMT) (A-/A2)(a)
3,000,000	5.000	11/01/22	3,545,370

			4,930,370

Iowa – 0.2%
Coralville Iowa COPS Series 2006 D (NR/Ba2)
1,325,000	5.250	06/01/22	1,326,365

Kentucky – 1.0%
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (NR/Aaa)(e)
3,750,000	6.125	02/01/18	4,071,900
University of Kentucky General Receipts Refunding Bonds Series 2015 A (AA/Aa2)
3,260,000	4.000	04/01/26	3,851,755

			7,923,655

Louisiana – 1.5%
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA/A2)(e)
1,230,000	5.250	08/01/19	1,397,637
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A-/A2)
2,125,000	3.375	09/01/28	2,225,215
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A-/A2)
1,625,000	3.500	06/01/30	1,707,192
New Orleans Aviation Board GARBs Series 2015 B (AMT) (A-/A3)
3,750,000	5.000	01/01/34	4,428,263

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA/A3)
$1,350,000	6.000%	01/01/23	$ 1,517,467
Port of New Orleans Board of Commissioners RB Refunding Series 2013 B (AMT) (BBB+/A3)
500,000	5.000	04/01/30	572,365

			11,848,139

Maine – 0.2%
Maine Turnpike Authority RB Refunding Series 2015 (AA-/Aa3)
1,565,000	5.000	07/01/26	2,004,186

Maryland – 1.1%
City of Annapolis GO Bonds Refunding for Public Improvements Series 2015 B (AA+/Aa2)
1,725,000	4.000	08/01/27	2,115,971
Frederick County Maryland Special Tax for Lake Linganore Village Community Development Series 2001 A (ASSURED GTY) (AA/NR)
185,000	5.600	07/01/20	185,509
555,000	5.700	07/01/29	556,054
Maryland State GO Bonds for State and Local Facilities Loan First Series 2016 (AAA/Aaa)
1,000,000	3.000	06/01/31	1,052,530
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
500,000	5.625	12/01/16	504,465
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,542,615
Prince George’s County GO Bonds Refunding for Consolidated Public Improvement Bonds Series 2016 B (AAA/Aaa)
2,375,000	4.000	07/15/21	2,728,353

			8,685,497

Massachusetts – 1.3%
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
5,000,000	5.250	02/01/34	5,912,400
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA/A1)
1,055,000	6.350	01/01/30	1,104,733
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (BBB/Baa2)
2,575,000	5.750	07/01/31	2,769,412
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 B (NR/NR)(e)
315,000	5.750	07/01/18	346,254

			10,132,799

Michigan – 3.4%
Allendale Public School GO Bonds Refunding Series 2016 (Q-SBLF) (AA-/NR)
2,700,000	5.000	05/01/23	3,290,787
Michigan Finance Authority Hospital Project RB Refunding Ascension Senior Credit Series 2016 E-1 (AA+/Aa2)(a)
3,000,000	1.100	08/15/19	3,012,810

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
$1,000,000	3.875%	10/01/23	$ 1,103,010
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 D-4 (A-/Baa1)
1,000,000	5.000	07/01/34	1,172,070
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa2)
1,945,000	5.000	07/01/33	2,298,115
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
400,000	5.000	07/01/35	472,620
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (NATL-RE FGIC) (AA-/A3)
650,000	5.000	07/01/36	753,207
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-1 (A-/Baa1)
1,000,000	5.000	07/01/44	1,122,820
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
325,000	5.000	07/01/32	385,557
250,000	5.000	07/01/33	296,583
Michigan Finance Authority State Aid RB for Detroit School District Junior Subordinate Lien Series 2015 E (ST AID WITHHLDG) (SP-3/NR)(f)
2,300,000	5.750	08/22/16	2,304,738
Michigan Tobacco Settlement Finance Authority Asset Backed RB Senior Series 2007 A (B-/NR)
570,000	6.000	06/01/48	574,737
Roseville Community School District GO Bonds Refunding (Q-SBLF) (AA-/NR)
1,000,000	5.000	05/01/20	1,143,040
Warren Consolidated School District Unlimited Tax GO Bonds Refunding for School Building and Site Bonds Series 2016 (Q-SBLF) (AA-/NR)
1,145,000	5.000	05/01/25	1,403,793
1,215,000	5.000	05/01/26	1,500,634
3,705,000	5.000	05/01/27	4,543,145
Washtenaw County Ypsilanti Community Schools GO Bonds Refunding Series B (Q-SBLF) (AA-/NR)
1,860,000	5.000	05/01/22	2,191,917

			27,569,583

Minnesota – 0.2%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A+/A2)(e)
1,500,000	6.750	11/15/18	1,710,735

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Mississippi – 0.3%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)(e)
$1,095,000	5.375%	10/01/19	$ 1,255,845
Mississippi State GO Bonds Series 2015 F (AA/Aa2)
1,000,000	4.000	11/01/35	1,134,660

			2,390,505

Nevada – 0.4%
Clark County School District Limited Tax GO Bonds Refunding Series 2015 B (AA-/A1)
1,000,000	5.000	06/15/18	1,082,580
Washoe County Sierra Pacific Power Company Project RB Refunding for Nevada Gas & Water Facilities Series 2016 B (A+/A2)(a)
1,800,000	3.000	06/01/22	1,943,406

			3,025,986

New Jersey – 4.4%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA/A3)
15,000	6.000	12/15/34	16,723
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 (ASSURED GTY) (AA+/A3)(e)
985,000	6.000	12/15/18	1,110,390
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A3)(e)
360,000	5.000	09/01/19	406,858
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A-/A3)
4,000,000	5.500	12/15/29	4,384,720
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Baa3)
2,500,000	6.625	07/01/38	2,742,025
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA/A2)
2,125,000	6.125	06/01/30	2,268,034
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AA/Aa3)
145,000	6.150	10/01/23	149,386
New Jersey State Turnpike Authority RB Refunding Series 2000 B (NATL-RE) (AA-/A3)(c)
6,300,000	0.700	01/01/30	5,782,383
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,900,000	5.000	01/01/18	2,019,985
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (A-/A3)
1,000,000	5.000	06/15/42	1,098,430
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (AMBAC) (A-/A3)
1,305,000	5.250	12/15/22	1,496,378
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (A-/A3)
2,475,000	5.000	06/15/20	2,733,266
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2011 A (ST APPROP) (A-/A3)
5,260,000	5.500	06/15/41	6,071,197

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Tobacco Settlement Financing Corp. Tobacco Settlement Asset-Backed Bonds Series 2007 1-A (B-/B3)
$5,385,000	5.000%	06/01/41	$ 5,242,621

			35,522,396

New Mexico – 0.5%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
2,500,000	5.900	06/01/40	2,841,050
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)(e)
1,000,000	5.250	06/01/18	1,079,900

			3,920,950

New York – 5.3%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
200,000	5.875	04/01/42	216,782
City of New Rochelle Corp. for Local Development RB for Iona College Project Series 2015 A (BBB/Baa2)
325,000	5.000	07/01/25	404,524
335,000	5.000	07/01/26	413,561
425,000	5.000	07/01/27	519,996
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (ST AID WITHHLDG) (AA/Aa2)(e)
9,000,000	5.750	05/01/18	9,835,650
Nassau County Tobacco Settlement Corp. RB Refunding for Asset-Backed Bonds Series 2006 A-3 (B-/NR)
1,440,000	5.125	06/01/46	1,412,914
New York City GO Bonds Series 2006 A (AA/Aa2)
395,000	5.000	08/01/18	396,252
New York City GO Bonds Series 2006 A (NR/NR)(e)
5,000	5.000	08/01/16	5,016
New York City Industrial Development Agency Special Facility RB for American Airlines, Inc. John F. Kennedy International Airport Project RMKT 08/03/15 Series 2002 B (AMT) (NR/NR)(a)
1,000,000	2.000	08/01/16	1,000,910
New York Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 Class E (BBB-/NR)
1,000,000	3.500	02/15/48	1,057,540
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(f)
2,825,000	5.000	11/15/44	3,271,519
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
1,000,000	5.000	05/01/19	1,115,060
New York State Urban Development Corp. General Purpose Personal Income Tax RB Series 2014 A (AAA/Aa1)
5,000,000	5.000	03/15/31	6,176,700
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
2,100,000	4.000	01/01/51	2,245,068

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
$700,000	5.000%	07/01/41	$ 806,813
700,000	5.000	07/01/46	806,274
1,750,000	5.250	01/01/50	2,048,095
TSASC, Inc. RB Series 2006 1 (BB-/NR)
5,000,000	5.000	06/01/26	5,004,450
Westchester County GO Bonds Refunding Series 2016 A (AAA/Aa1)
2,650,000	5.000	01/01/22	3,225,553
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
1,000,000	5.000	11/01/23	1,209,350
1,000,000	5.000	11/01/24	1,225,410

			42,397,437

North Carolina – 0.9%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,284,040
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ETM) (ASSURED GTY) (AA/A3)(e)
270,000	6.000	01/01/19	290,337
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Pennybyrn at Maryfield Series 2015 (NR/NR)
1,225,000	3.000	10/01/16	1,229,177
1,500,000	4.000	10/01/17	1,539,015
885,000	5.000	10/01/18	943,755
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
620,000	4.000	09/01/25	651,372

			6,937,696

Ohio – 3.3%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
4,290,000	6.500	06/01/47	4,401,669
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
21,695,000	5.125	06/01/24	21,245,913
550,000	5.750	06/01/34	537,356

			26,184,938

Oklahoma – 0.2%
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(a)
1,500,000	5.000	06/01/25	1,730,295

Oregon – 1.0%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A2)(e)
1,500,000	8.250	01/01/19	1,776,585
Oregon State Department of Transportation Highway User Tax RB Refunding Series 2015 A (AAA/Aa1)
3,140,000	5.000	11/15/25	4,074,590

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Oregon – (continued)
Portland Oregon Community College District GO Bonds Refunding Series 2013 (AA/Aa1)
$2,000,000	5.000%	06/15/26	$ 2,459,820

			8,310,995

Pennsylvania – 3.2%
Lackawanna County GO Bonds Series A (BAM) (AA/NR)
2,205,000	3.125	09/15/33	2,281,624
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (AA-/A3)(e)
2,000,000	7.500	09/01/17	2,158,760
Montgomery County IDA RB for Whitemarsh Continuing Care Retirement Community Project Series 2015 (NR/NR)
650,000	3.000	01/01/17	651,183
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project RMKT 10/01/10 Series 2008 (A/A1)
2,500,000	4.000	10/01/23	2,717,975
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(a)
1,000,000	1.500	05/01/18	1,001,010
Pennsylvania State Commonwealth GO Bonds Refunding First Series 2016 (AA-/Aa3)
4,000,000	5.000	09/15/19	4,498,640
Pennsylvania State Commonwealth GO Bonds Refunding First Series 2016 (AGM) (AA/Aa3)
4,000,000	5.000	09/15/25	5,072,040
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(c)
1,685,000	1.033	07/01/27	1,597,009
Pennsylvania Turnpike Commission RB Refunding Subordinate Second Series 2016 B (A-/A3)
2,000,000	5.000	06/01/39	2,382,000
Pennsylvania Turnpike Commission RB Series 2013 C (A/A1)
1,720,000	5.500	12/01/29	2,163,261
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB/NR)
300,000	5.000	11/15/21	321,801
450,000	5.000	11/15/28	484,785

			25,330,088

Puerto Rico – 4.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CCC-/Caa3)
3,635,000	6.125	07/01/24	2,689,900
2,000,000	6.000	07/01/38	1,415,000
2,500,000	6.000	07/01/44	1,750,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC-/Caa3)
1,060,000	5.750	07/01/37	742,000
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (CC/Caa3)
3,000,000	6.500	07/01/37	1,950,000
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (AA-/A3)
2,000,000	6.000	07/01/27	2,061,040
Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
5,175,000	8.000	07/01/35	3,447,844

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (AA-/A3)
$1,600,000	5.250%	07/01/33	$ 1,619,280
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
2,700,000	0.953	07/01/29	1,944,000
Puerto Rico Electric Power Authority RB Series 2013 A (D/Caa3)(h)
3,000,000	6.750	07/01/36	1,972,500
Puerto Rico Electric Power Authority RB Series E-1 (NR/NR)
590,915	10.000	01/01/21	589,438
Puerto Rico Electric Power Authority RB Series E-2 (NR/NR)
590,915	10.000	07/01/21	589,438
Puerto Rico Electric Power Authority RB Series E-3 (NR/NR)
196,972	10.000	01/01/22	196,479
Puerto Rico Electric Power Authority RB Series E-4 (NR/NR)
196,972	10.000	07/01/22	196,480
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (CC/Caa3)(a)
3,080,000	5.500	07/01/17	3,122,843
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (CC/Ca)(g)
13,000,000	0.000	08/01/32	5,590,260
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
5,805,000	5.000	08/01/24	2,539,687
3,950,000	6.500	08/01/44	1,797,250

			34,213,439

South Carolina – 0.8%
Clemson University Athletic Facilities RB Series 2015 (NR/Aa3)
1,385,000	4.000	05/01/25	1,656,114
1,570,000	4.000	05/01/26	1,833,744
Clemson University Higher Education RB Series 2015 B (AA/Aa2)
3,000,000	3.125	05/01/36	3,122,430

			6,612,288

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (AA-/A1)
500,000	5.500	07/01/35	544,035
300,000	5.250	07/01/38	322,485

			866,520

Tennessee – 1.1%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500	07/01/36	1,781,283
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,700,000	5.250	04/01/36	2,779,029
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(a)
1,000,000	4.850	06/01/25	1,008,220

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
$400,000	5.000%	07/01/40	$ 486,308
700,000	5.000	07/01/46	846,916
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
2,100,000	5.250	09/01/36	2,118,459

			9,020,215

Texas – 11.0%
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa2)
250,000	5.000	01/01/40	298,298
435,000	5.000	01/01/46	517,032
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
1,415,000	4.000	09/01/25	1,578,716
Dallas Area Rapid Transit Sales Tax RB Refunding Senior Lien Series 2014 A (AA+/Aa2)
5,000,000	5.000	12/01/26	6,372,150
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (A-/A3)
2,675,000	5.375	02/15/29	2,748,723
Dallas-Fort Worth International Airport Joint RB Refunding Series 2014 A (AMT) (A+/NR)
2,500,000	5.250	11/01/30	3,039,200
Houston Airport System RB Refunding for United Airlines, Inc. Series 2015 B-2 (AMT) (BB-/NR)
2,500,000	5.000	07/15/20	2,766,175
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	10,899,300
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(c)
3,825,000	0.967	07/01/32	3,509,384
Houston Utilities System RB Refunding First Lien Series 2016 B (AA/Aa2)
3,750,000	5.000	11/15/36	4,721,737
Joint Guadalupe County RB Refunding and Improvement Bonds for City of Seguin Hospital Mortgage Series 2015 (BB/NR)
700,000	5.000	12/01/17	728,595
1,550,000	5.000	12/01/18	1,651,758
1,545,000	5.000	12/01/19	1,681,284
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa1)
1,300,000	6.300	11/01/29	1,460,602
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (AA-/A3)(c)
2,500,000	5.200	05/01/30	2,613,500

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
$645,000	4.000%	04/01/22	$ 713,460
320,000	4.000	04/01/23	357,357
275,000	4.000	04/01/24	309,402
365,000	4.000	04/01/25	411,074
375,000	4.000	04/01/26	421,609
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
250,000	5.000	04/01/30	295,968
North Texas Tollway Authority RB Convertible Capital Appreciation Special Project System Series 2011 (AA+/NR)(g)
1,000,000	0.000	09/01/43	1,101,350
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
205,000	6.250	01/01/39	229,852
North Texas Tollway Authority RB First Tier Series 2009 A (A/NR)
470,000	6.250	01/01/24	531,058
North Texas Tollway Authority RB First Tier Series 2009 A (NR/NR)(e)
2,925,000	6.250	01/01/19	3,320,519
North Texas Tollway Authority RB First Tier Series 2016 A (A/A1)
615,000	5.750	01/01/40	659,120
North Texas Tollway Authority RB Special Project System Series 2011 A (AA+/NR)
1,000,000	5.500	09/01/41	1,194,870
1,000,000	6.000	09/01/41	1,227,890
North Texas Tollway Authority System RB Refunding First Tier Series 2008 A (NR/A1)(e)
1,890,000	5.750	01/01/18	2,033,489
North Texas Tollway Authority System RB Refunding First Tier Series 2008 A (NR/NR)(e)
2,495,000	5.750	01/01/18	2,682,499
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A/A1)
1,500,000	5.000	01/01/22	1,799,115
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A/A1)
6,000,000	6.500	01/01/43	8,164,920
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,379,710
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	2,987,384
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
425,000	5.125	05/15/37	425,837
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (BBB+/Baa1)
4,950,000	6.250	12/15/26	6,398,370
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
3,255,000	6.875	12/31/39	3,830,061

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
$1,380,000	5.000%	08/15/42	$ 1,620,686

			88,682,054

U.S. Virgin Islands – 0.9%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (BBB+/NR)
1,450,000	5.000	10/01/39	1,591,825
Virgin Islands Public Finance Authority RB Series 2014 A (AGM) (AA/A2)
5,000,000	5.000	10/01/34	5,801,350

			7,393,175

Virginia – 1.8%
Amelia County IDA Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(a)
2,500,000	2.125	04/01/20	2,565,725
Tobacco Settlement Financing Corp. Senior Asset-Backed Bonds Series 2007 B-1 (B-/B3)
4,000,000	5.000	06/01/47	3,871,480
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
2,285,000	5.000	05/15/23	2,854,993
Virginia Port Authority Port Facilities RB Refunding Series 2015 A (AMT) (A+/Aa3)
2,750,000	5.000	07/01/30	3,349,665
Virginia Small Business Financing Authority Senior Lien RB for Elizabeth River Crossings Opco, LLC Project Series 2012 (AMT) (BBB/NR)
750,000	5.500	01/01/42	880,290
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,140,870

			14,663,023

Washington – 1.1%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(f)(i)
700,000	15.574	01/01/23	1,032,892
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(f)(i)
730,000	15.580	01/01/24	1,076,071
University of Washington RB Refunding Series 2012 A (AA+/Aaa)
2,500,000	5.000	07/01/29	3,042,300
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(e)
250,000	6.000	08/15/19	289,830
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(e)
250,000	6.000	08/15/19	289,830
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
135,000	6.400	06/01/17	142,077

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Washington – (continued)
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
$3,000,000	6.000%	08/15/37	$ 3,140,310

			9,013,310

West Virginia – 0.1%
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A/A2)(e)
1,000,000	5.500	06/01/19	1,136,440

Wisconsin – 0.9%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Ba2)
1,000,000	4.300	11/01/30	1,078,900
Public Finance Authority Senior Airport Facilities RB Refunding for Transportation Infrastructure Properties LLC Obligated Group Series 2012 B (AMT) (BBB/NR)
2,000,000	5.250	07/01/28	2,306,420
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	375,982
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
100,000	5.000	05/15/36	100,202
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (NR/WR)(e)
1,750,000	5.250	08/15/16	1,758,873
Wisconsin State Health & Educational Facilities Authority RB Refunding for Fort Healthcare, Inc. Series 2014 (BBB/NR)
350,000	4.000	05/01/17	358,165
375,000	4.000	05/01/18	391,688
285,000	4.000	05/01/19	301,510
410,000	5.000	05/01/20	452,140

			7,123,880

Total State-Specific Municipal Debt Obligations (Cost $740,185,581)			$788,493,363

Shares	Distribution Rate		Value
Investment Company(c)(j) – 0.1%
Goldman Sachs Financial Square Tax-Free Money Market Fund – FST Institutional Shares
608,722	0.251%		$ 608,722
(Cost $608,722)

TOTAL INVESTMENTS – 98.3% (Cost $740,794,303)			$789,102,085

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%			13,999,349

NET ASSETS – 100.0%			$803,101,434

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on June 30, 2016.

(b)	When-issued security.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $19,375,583, which represents approximately 2.4% of net assets as of June 30, 2016.

(g)	Zero coupon bond until next reset date.

(h)	Security is currently in default.

(i)	Inverse floating rate security. Interest rate disclosed is that which is in effect on June 30, 2016.

(j)	Represents an affiliated issuer.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Investment Abbreviations:
ACA	— Insured by American Capital Access
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
ASSURED GTY	— Insured by Assured Guaranty
BAM	— Build America Mutual Assurance Co.
CAL MTG INS	— Insured by California Mortgage Insurance
COMWLTH GTD	— Commonwealth Guaranteed
COPS	— Certificates of Participation
ETM	— Escrowed to Maturity
FGIC	— Insured by Financial Guaranty Insurance Co.
FNMA	— Federal National Mortgage Association
GARB	— General Airport Revenue Bond
GNMA	— Government National Mortgage Association
GO	— General Obligation
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offered Rate
MUN GOVT GTD	— Municipal Government Guaranteed
NATL-RE	— Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	— Insured by National Public Finance Guarantee Corp.,which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	— Insured by National Public Finance Guarantee Corp.- Insured Bond Certificates
NR	— Not Rated
PCRB	— Pollution Control Revenue Bond
Q-SBLF	— Qualified School Board Loan Fund
RB	— Revenue Bond
RITES	— Residual Interest Tax Exempt Securities
RMKT	— Remarketed
ST AID WITHHLDG	— State Aid Withholding
ST APPROP	— State Appropriation
WR	— Withdrawn Rating
XLCA	— Insured by XL Capital Assurance, Inc.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

U.S. Ultra Long Treasury Bonds	(49)	September 2016	$(9,132,375)	$(289,501)
10 Year U.S. Ultra Treasury Notes	(34)	September 2016	(4,952,844)	(86,657)

TOTAL				$(376,158)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$1,000	1.000%	03/20/23	1.042%	$(33,345)	$31,128
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	1,000	1.000	03/20/23	1.042	(33,346)	31,129

TOTAL						$(66,691)	$62,257

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

$15,300	09/21/46	3 Month LIBOR	2.750%	$(2,544,611)	$(834,569)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$740,051,089

Gross unrealized gain	70,125,141
Gross unrealized loss	(21,074,145)

Net unrealized security gain	$49,050,996

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 97.7%
Alabama – 3.6%
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB-/NR)
$755,000	5.375%	12/01/16	$ 762,882
4,425,000	5.500	12/01/21	4,465,356
5,775,000	5.625	12/01/26	5,824,723
16,695,000	5.750	12/01/36	16,813,367
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)(a)
850,000	5.000	10/01/24	1,025,143
850,000	5.000	10/01/25	1,035,657
4,125,000	5.000	10/01/30	4,923,146
Jefferson County Senior Lien Sewer RB Warrants Series 2013 C (AGM) (AA/A2)(b)
5,750,000	0.000	10/01/38	4,781,298
6,000,000	0.000	10/01/42	4,974,960
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
6,500,000	6.000	10/01/42	7,877,610
19,850,000	7.000	10/01/51	25,748,626
69,020,000	6.500	10/01/53	86,263,957

			164,496,725

Alaska – 0.8%
Northern Tobacco Securitization Corp. RB Refunding Asset-Backed Bonds Series 2006 A (NR/B3)
35,370,000	5.000	06/01/46	34,510,509

Arizona – 1.4%
Apache County IDA PCRB for Tucson Electric Power Company Series 2012 A (BBB+/A3)
4,500,000	4.500	03/01/30	4,999,140
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
25,000,000	1.243	01/01/37	23,278,250
City of Tempe IDA RB Refunding for Friendship Village Series 2012 A (NR/NR)
1,250,000	6.250	12/01/42	1,365,088
1,325,000	6.250	12/01/46	1,444,992
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa1)
8,800,000	7.250	02/01/40	10,118,768
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BBB+/Baa2)
5,000,000	6.250	01/01/38	5,519,600
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2012 A (BBB+/A3)
5,350,000	4.500	06/01/30	5,967,925
Pima County IDA RB Refunding for Tucson Electric Power Co. Project Series 2013 A (BBB+/A3)
3,390,000	4.000	09/01/29	3,759,001
University Medical Center Corp. RB Series 2009 (NR/WR)(d)
500,000	6.250	07/01/19	579,445
1,360,000	6.500	07/01/19	1,586,086
University Medical Center Corp. RB Series 2011 (NR/WR)(d)
3,500,000	6.000	07/01/21	4,314,555

			62,932,850

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – 15.5%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE) (AA-/Aa3)(e)
$1,600,000	0.000%	08/01/26	$ 1,283,616
Alameda Corridor Transportation Authority RB Refunding Second Subordinate Lien Series 2016 B (BBB+/Baa2)
5,825,000	5.000	10/01/36	7,121,004
4,850,000	5.000	10/01/37	5,919,280
Alameda County Oakland Unified School District GO Bonds Election of 2012 Series 2015 A (NR/NR)
3,000,000	5.000	08/01/40	3,581,010
Alhambra California Unified School District Election of 2008 GO Bonds Capital Appreciation for Elementary Schools Improvement District Series B (AGM) (AA/Aa2)(e)
4,995,000	0.000	08/01/37	2,580,167
Alvord Unified School District GO Bonds Capital Appreciation for 2007 Election Series 2007 B (AGM) (AA/A1)(e)
1,210,000	0.000	08/01/36	644,434
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA/A2)(e)
1,055,000	0.000	08/01/25	844,422
California County Tobacco Securitization Agency RB Asset-Backed Bonds for Los Angeles County Securitization Corp. Series 2006 A (NR/B3)
15,885,000	5.450	06/01/28	16,366,633
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (A-/Baa1)
19,500,000	5.500	02/01/39	21,324,030
California Pollution Control Financing Authority Solid Waste Disposal RB Refunding for Waste Management, Inc. Project Series 2015 B-2 (AMT) (A-/NR)(f)
7,475,000	3.125	11/03/25	7,976,797
California Pollution Control Financing Authority Water Furnishing RB for Poseidon Resources Series 2012 (AMT) (BBB-/Baa3)(g)
15,355,000	5.000	11/21/45	17,240,901
California Statewide Communities Development Authority Community Facilities District No. 2007-01 Special Tax Refunding for Orinda Wilder Project Series 2015 (NR/NR)
2,000,000	5.000	09/01/30	2,335,440
2,125,000	5.000	09/01/37	2,424,519
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	2,132,480
11,850,000	5.500	11/01/38	12,634,114
California Statewide Communities Development Authority RB for Lancer Plaza Project Series 2013 (NR/NR)
1,875,000	5.875	11/01/43	2,007,581
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA) (NR/WR)(d)
5,340,000	6.625	08/01/19	6,290,146
California Statewide Communities Development Authority RB Refunding for Loma Linda University Medical Center Series 2016 A (BB/NR)(g)
9,750,000	5.250	12/01/56	11,237,752
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (NR/NR)(e)
35,000,000	0.000	06/01/46	3,049,200
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE) (AA-/A3)(e)
7,000,000	0.000	09/01/33	4,279,100

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
$750,000	6.500%	12/01/26	$ 953,730
2,830,000	7.000	12/01/36	3,645,012
City of Fremont Community Facilities District No. 1 Special Tax for Pacific Commons Series 2015 (NR/NR)
3,000,000	5.000	09/01/45	3,394,860
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	685,765
5,000,000	8.000	06/01/44	5,121,800
City of Palo Alto Limited Obligation Refunding Improvement Bonds for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
600,000	5.000	09/02/30	681,402
Coachella Valley Unified School District GO Bonds Capital Appreciation Series 2012 D (AGM) (AA/A2)(e)
2,500,000	0.000	08/01/43	1,055,750
Coronado Community Development Agency Tax Allocation for Coronado Community Development Project Series 2005 (AMBAC) (A+/NR)
175,000	5.000	09/01/20	175,558
Denair California Unified School District GO Bonds Capital Appreciation Election 2001 Series 2003 B (NATL-RE) (AA-/A3)(e)
1,305,000	0.000	08/01/27	924,345
El Rancho California Unified School District GO Bonds Capital Appreciation Election 2003 Series 2007 (NATL-RE) (A/A3)(e)
5,400,000	0.000	08/01/32	3,341,142
Fairfield COPS Capital Appreciation for Water Financing Series 2007 A (XLCA) (A+/WR)(e)
4,180,000	0.000	04/01/29	2,944,517
Folsom Cordova Unified School District No. 4 GO for School Facilities Improvement Capital Appreciation for Election of 2006 Series 2007 A (NATL-RE) (AA-/A1)(e)
3,360,000	0.000	10/01/32	2,142,739
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Capital Appreciation Senior Lien Series 2015 A (AGM) (AA/A2)(e)
12,000,000	0.000	01/15/35	6,544,200
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Series 2013 A (BBB-/Ba1)
13,535,000	6.000	01/15/53	16,322,804
Foothill/Eastern Transportation Corridor Agency Toll Road RB Refunding Subseries B-3 (BBB-/Ba1)(f)
4,425,000	5.500	01/15/23	5,316,637
Fullerton Public Financing Authority Tax Allocation Series 2005 (AMBAC) (A/WR)
200,000	5.000	09/01/27	201,224
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (CCC+/NR)(e)
125,785,000	0.000	06/01/47	13,003,653
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (CCC/NR)(e)
307,000,000	0.000	06/01/47	13,538,700
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2015 A (ST APPROP) (A+/A1)
55,010,000	5.000	06/01/45	66,363,514

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B-/B3)
$2,000,000	5.000%	06/01/33	$ 2,015,000
28,355,000	5.750	06/01/47	28,989,868
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (B-/B3)
27,780,000	5.300	06/01/37	28,428,107
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-1 (NR/NR)(e)
101,195,000	0.000	06/01/36	27,207,288
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-2 (NR/NR)(e)
91,235,000	0.000	06/01/47	11,449,992
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 D (NR/NR)(e)
260,660,000	0.000	06/01/57	3,597,108
Lammersville Joint Unified School District Special Tax Bonds for Community Facilities District No. 2007-1 Series 2013 (NR/NR)
2,750,000	6.000	09/01/43	3,364,625
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
665,000	6.625	08/01/24	667,128
1,000,000	7.250	08/01/31	1,003,650
9,315,000	7.375	08/01/40	9,349,745
Los Angeles County GO Bonds for Westside Union School District Election Series 2008 B (AA-/Aa3)(e)
49,925,000	0.000	08/01/50	16,026,424
Los Angeles Unified School District GO Bonds for 2008 Election Series A (AAA/Aa2)
7,000,000	5.000	07/01/40	8,660,960
Lynwood Redevelopment Agency Tax Allocation for Housing Projects Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	1,973,546
1,500,000	7.000	09/01/31	1,821,135
875,000	7.250	09/01/38	1,073,310
Merced-Union High School District Election of 2008 GO Bonds Series 2011 C (NR/Aa3)(e)
3,750,000	0.000	08/01/35	2,194,313
M-S-R Energy Authority Gas RB Series 2009 A (BBB+/NR)
8,250,000	6.500	11/01/39	12,555,923
M-S-R Energy Authority Gas RB Series 2009 B (BBB+/NR)
2,000,000	6.500	11/01/39	3,043,860
M-S-R Energy Authority Gas RB Series 2009 C (BBB+/NR)
10,000,000	6.125	11/01/29	13,528,400
13,500,000	6.500	11/01/39	20,546,055
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA/Aa3)(b)
7,000,000	0.000	08/01/30	6,521,830
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA/Aa3)(e)
860,000	0.000	08/01/25	693,917
1,105,000	0.000	08/01/26	861,281
5,550,000	0.000	08/01/30	3,758,349
7,830,000	0.000	08/01/32	4,922,016
7,000,000	0.000	08/01/34	4,065,390

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Orange County California Community Facilities District No. 2015-1 Village of Esencia Special Tax Bonds Series 2015 A (NR/NR)
$3,000,000	5.250%	08/15/45	$ 3,518,730
Palomar Pomerado Health COPS Series 2009 (BB+/Ba1)
16,000,000	6.750	11/01/39	17,750,400
Palomar Pomerado Health COPS Series 2010 (BB+/Ba1)
6,500,000	6.000	11/01/41	6,981,260
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA/A2)(b)
10,750,000	0.000	08/01/38	13,278,723
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE) (AA-/Aa2)(e)
1,805,000	0.000	08/01/25	1,482,771
Poway Unified School District Community Facilities District No. 6-4S Ranch Improvement Area C Special Tax Bonds Series 2012 (NR/NR)
250,000	4.600	09/01/35	259,065
Rialto Unified School District GO Election of 2010 Series 2011 A (AGM) (AA/A1)(e)
6,170,000	0.000	08/01/36	3,294,533
River Islands Public Financing Authority Community Facilities District No. 2003-1 Special Tax Refunding Bonds Series 2015 A-1 (NR/NR)
6,485,000	5.500	09/01/45	7,234,796
River Islands Public Financing Authority Special Tax for Community Facilities District No. 2003-1 Series 2015 B (NR/NR)
22,500,000	5.500	09/01/45	25,101,450
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)(e)
2,220,000	0.000	10/01/33	1,297,568
2,220,000	0.000	10/01/35	1,194,049
1,840,000	0.000	10/01/37	914,407
5,100,000	0.000	10/01/38	2,431,017
8,425,000	0.000	10/01/39	3,875,500
13,395,000	0.000	10/01/40	5,902,641
7,275,000	0.000	10/01/41	3,091,511
6,360,000	0.000	10/01/42	2,605,819
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A/NR)
1,225,000	6.500	10/01/25	1,535,807
1,950,000	6.750	10/01/30	2,464,742
Riverside County Transportation Commission Toll Revenue Senior Lien Bonds Series 2013 A (BBB-/NR)
2,000,000	5.750	06/01/48	2,366,560
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE) (AA-/A2)(e)
1,420,000	0.000	08/01/25	1,174,908
San Diego Unified School District GO Bonds Refunding Series 2012 R-1 (AA-/Aa2)(e)
10,000,000	0.000	07/01/30	7,064,600
3,000,000	0.000	07/01/31	2,049,090
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)(d)
2,500,000	6.750	02/01/21	3,155,825

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 D (BBB+/NR)(d)
$435,000	6.625%	02/01/21	$ 545,573
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB+/NR)(d)
750,000	6.250	08/01/19	874,935
555,000	6.375	08/01/19	649,550
305,000	6.500	08/01/19	358,116
1,000,000	6.625	08/01/19	1,177,930
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB+/NR)(d)
2,500,000	7.000	02/01/21	3,177,325
San Joaquin Hills Transportation Corridor Agency RB Refunding for Toll Road Senior Lien Series 2014 A (BBB-/NR)
3,000,000	5.000	01/15/29	3,595,530
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE) (AA-/Aa2)(e)
1,580,000	0.000	08/01/24	1,356,398
1,595,000	0.000	08/01/25	1,328,029
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2013 (NR/NR)
2,000,000	5.000	09/01/42	2,186,680
San Mateo Special Tax Bonds for Community Facilities District No. 2008-1 Bay Meadows Series 2014 (NR/NR)
2,000,000	5.500	09/01/44	2,256,160
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment Project Series 2011 (AA/NR)
2,000,000	5.000	07/01/42	2,314,240
Santa Monica Redevelopment Agency Tax Allocation for Earthquake Recovery Redevelopment RB Series 2011 (AA/NR)
2,000,000	5.000	07/01/32	2,346,640
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
1,000,000	7.000	08/01/31	1,226,120
2,000,000	7.000	08/01/41	2,453,220
Stockton Public Financing Authority Water RB for Delta Water Supply Project Series 2010 A (A/A3)
2,000,000	6.250	10/01/40	2,554,420
Tejon Ranch Public Facilities Financing Authority Special Tax for Community Facilities District No. 2008-1 Industrial Complex Public Improvements Series 2012 B (NR/NR)
4,000,000	5.250	09/01/42	4,449,680
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (BBB+/NR)
1,000,000	6.750	08/01/31	1,235,510
2,100,000	7.000	08/01/39	2,681,826
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset Backed Bonds Series 2005 A-1 (B-/B3)
4,200,000	5.500	06/01/45	4,200,042
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B-/B3)
6,850,000	5.375	06/01/38	6,850,069
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BB+/B2)
2,235,000	5.000	06/01/37	2,235,112

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Tustin California Community Facilities District No. 2014-1 Tustin Legacy/Standard Pacific Special Tax Bonds Series 2015 A (NR/NR)
$750,000	5.000%	09/01/40	$ 868,598
1,000,000	5.000	09/01/45	1,152,950
Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A+/NR)
1,500,000	6.875	12/01/33	1,924,080
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(c)
10,000,000	1.160	05/15/43	9,065,000
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (A-/NR)
1,000,000	7.250	09/01/31	1,301,980
5,000,000	7.500	09/01/42	6,402,000
William S. Hart Union High School District GO Bonds Capital Appreciation 2008 Election Series B (AGM) (AA/Aa2)(e)
8,360,000	0.000	08/01/34	4,881,237
Yosemite Community College District GO Bonds Election of 2004 Series 2010 D (AA-/Aa2)(b)
19,135,000	0.000	08/01/42	15,076,084

			706,700,004

Colorado – 2.0%
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2012 A (BBB+/NR)
3,500,000	4.500	12/01/33	3,651,235
3,500,000	5.000	12/01/33	3,959,340
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2013 A (BBB+/NR)
3,000,000	5.750	12/01/36	3,568,050
Colorado Health Facilities Authority RB for The Evangelical Lutheran Good Samaritan Society Project Series 2013 (BBB+/Baa1)
3,000,000	5.625	06/01/43	3,534,690
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB+/Baa3)
12,860,000	6.000	01/15/41	14,845,070
Copperleaf Metropolitan District No. 2 Limited Tax Convertible to Unlimited Tax GO Refunding (NR/NR)
500,000	5.250	12/01/30	534,215
2,000,000	5.750	12/01/45	2,134,760
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)(c)
4,500,000	5.000	12/01/17	4,387,770
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (BB-/B1)
925,000	5.250	10/01/32	960,686
7,000,000	5.750	10/01/32	7,342,440
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(c)
11,750,000	1.551	12/01/33	11,001,055
E-470 Public Highway Authority RB Refunding Capital Appreciation Series 2006 B (NATL-RE) (AA-/A3)(e)
3,000,000	0.000	09/01/39	1,112,010
E-470 Public Highway Authority RB Series 2004 A (NATL-RE) (AA-/A3)(e)
15,000,000	0.000	09/01/28	10,984,800
4,100,000	0.000	09/01/34	2,392,268

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
E-470 Public Highway Authority RB Series 2004 B (NATL-RE) (AA-/A3)(e)
$1,715,000	0.000%	09/01/28	$ 978,476
E-470 Public Highway Authority RB Series 2010 A (BBB+/A3)(e)
20,000,000	0.000	09/01/40	9,312,400
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	492,342
720,000	5.350	12/01/31	746,878
Plaza Metropolitan District No. 1 RB Refunding Series 2013 (NR/NR)(g)
1,000,000	5.000	12/01/40	1,062,920
Public Authority for Colorado Energy RB for Natural Gas Purchase Series 2008 (BBB+/Baa1)
4,000,000	6.500	11/15/38	5,971,480
Sierra Ridge Metropolitan District No. 2 Douglas County GO Bonds Series 2016 A (NR/NR)
750,000	4.500	12/01/31	765,232
1,500,000	5.500	12/01/46	1,593,135
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)(b)
1,725,000	0.000	12/01/40	1,276,673

			92,607,925

Connecticut – 0.4%
Mohegan Tribal Finance Authority Tribal RB Economic Development Bonds Series 2015 (B-/NR)(g)
17,450,000	7.000	02/01/45	17,658,877
Town of Hamden Refunding GO Series 2013 (AGM) (AA/A2)
500,000	5.000	08/15/23	609,280

			18,268,157

Delaware – 0.3%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
5,806,000	5.450	07/01/35	5,808,322
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa1)
3,000,000	5.400	02/01/31	3,440,970
Delaware Economic Development Authority RB for Indian River Power LLC Project Series 2010 (NR/Baa3)
2,050,000	5.375	10/01/45	2,254,221

			11,503,513

District of Columbia – 1.7%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 (ASSURED GTY) (AA/A3)(b)
25,000,000	0.000	10/01/41	34,174,500
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(b)
37,100,000	0.000	10/01/44	45,138,828

			79,313,328

Florida – 12.2%
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
3,945,000	6.300	05/01/35	3,949,813

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
$1,390,000	5.375%	05/01/37	$ 1,249,902
Arborwood Community Development District RB Capital Improvement for Master Infrastructure Projects Series 2005 A-2 (NR/NR)
14,370,000	5.350	05/01/36	14,405,206
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
205,000	5.250	05/01/36	205,490
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
2,835,000	5.500	05/01/36	2,843,051
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B (NR/NR)
9,040,000	6.900	05/01/25	10,162,858
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-1 (NR/NR)
4,065,000	6.900	05/01/36	4,707,595
Arborwood Community Development District Special Assessment Capital Improvement Refunding Series 2014 B A-2 (NR/NR)
1,035,000	6.900	05/01/36	1,198,613
Babcock Ranch Community Independent Special District Special Assessment RB Series 2015 (NR/NR)
2,380,000	5.250	11/01/46	2,455,946
Bannon Lakes Community Development District Special Assessment RB Series 2016 (NR/NR)
375,000	4.500	11/01/25	382,624
1,000,000	5.000	11/01/36	1,034,380
1,850,000	5.000	11/01/48	1,899,598
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB/NR)
2,000,000	4.250	05/01/29	2,106,680
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Subordinate Lien Series 2015 A-2 (NR/NR)
1,000,000	5.000	05/01/35	1,044,150
Bellagio Community Development District Special Assessment Bond Series 2016 (BBB-/NR)
490,000	3.750	11/01/31	501,368
1,500,000	4.125	11/01/46	1,524,555
Bellagio Community Development District Special Assessment Bonds Series 2013 (BBB-/NR)
805,000	6.000	11/01/27	950,995
3,000,000	6.500	11/01/43	3,933,030
Belmont Community Development District Capital Improvement Phase 1 Project Series 2013 A (NR/NR)
775,000	6.125	11/01/33	953,978
1,000,000	6.500	11/01/43	1,237,350
Bexley Community Development District Special Assessment Bonds Series 2016 (NR/NR)
390,000	3.500	05/01/21	393,958
500,000	4.100	05/01/26	511,350
1,755,000	4.700	05/01/36	1,795,102
3,200,000	4.875	05/01/47	3,253,504

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A/A2)(d)
$4,750,000	7.000%	04/01/19	$ 5,556,692
Bridgewater Community Development District Special Assessment Refunding Bonds for Assessment Area Two Series 2015 (NR/NR)
8,070,000	5.750	05/01/35	8,619,486
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
200,000	3.500	11/01/20	206,710
210,000	3.750	11/01/21	217,707
215,000	3.875	11/01/22	223,144
25,000	4.000	11/01/23	26,013
1,705,000	4.500	11/01/31	1,783,925
Charlotte County Industrial Development Authority Utility System RB for Town & Country Utilities Project Series 2015 (AMT) (NR/NR)(g)
500,000	5.500	10/01/36	515,285
City of Cape Coral Water & Sewer RB Refunding Series 2015 (A/A1)
1,750,000	4.000	10/01/34	1,966,772
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
2,250,000	5.000	05/01/26	2,682,922
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(h)
3,305,000	5.850	05/01/35	33
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(h)
3,980,000	5.000	05/01/11	40
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
3,690,000	5.850	05/01/35	3,737,896
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
2,360,000	5.850	05/01/35	2,176,534
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2011 B (NR/NR)(e)
5,670,000	0.000	05/01/17	5,351,062
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
50,000	8.375	05/01/17	50,000
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
190,000	8.375	05/01/17	192,907
Country Walk Community Development District Special Assessment RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
975,000	3.750	05/01/29	1,011,328
1,785,000	4.125	05/01/35	1,868,306
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
35,920,000	5.500	05/01/37	35,483,931
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (A-/A3)
27,000,000	6.000	08/15/36	31,622,670

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Estancia at Wiregrass Community Development District Capital Improvement RB Series 2013 (NR/NR)
$1,270,000	6.375%	11/01/26	$ 1,513,395
3,250,000	7.000	11/01/45	4,060,225
Estancia at Wiregrass Community Development District Capital Improvements RB Series 2015 (NR/NR)
1,000,000	5.250	11/01/35	1,069,060
1,500,000	5.375	11/01/46	1,582,560
Fishhawk Community Development District II Special Assessment RB Refunding Series 2013 A (A-/NR)
1,480,000	4.375	05/01/34	1,575,460
Florida Higher Educational Facilities Financing Authority RB Refunding for Nova Southeastern University Project Series 2012 A (A-/NR)
600,000	5.000	04/01/32	700,968
5,820,000	5.250	04/01/42	6,723,962
Grand Bay at Doral Community Development District Special Assessment for South Parcel Assessment Area Project Series 2016 (NR/NR)
1,925,000	4.750	05/01/36	1,973,510
3,425,000	5.000	05/01/46	3,515,694
Greater Orlando Aviation Authority Airport Facilities RB Refunding for Jetblue Airways Corp. Project Series 2013 (AMT) (NR/NR)
3,165,000	5.000	11/15/26	3,437,032
5,000,000	5.000	11/15/36	5,341,900
Greeneway Improvement District Special Assessment RB Series 2013 (NR/NR)
11,555,000	5.125	05/01/43	12,168,455
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(h)
7,555,000	5.600	05/01/36	3,777,576
Heritage Harbour North Community Development District Special Assessment Series 2014 (NR/NR)
1,100,000	5.000	05/01/34	1,171,896
2,170,000	5.125	05/01/45	2,371,528
Heritage Harbour South Community Development District RB Refunding for Senior Lien Capital Improvement Series 2013 A-1 (A/NR)
500,000	5.050	05/01/31	543,470
500,000	5.150	05/01/34	537,700
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
5,120,000	5.550	05/01/37	5,123,328
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,195,000	5.700	05/01/36	2,208,938
Heritage Landing Community Development District Special Assessment Refunding Bonds Series 2015 (BBB/NR)
2,205,000	4.200	05/01/31	2,362,680
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
2,000,000	4.350	05/01/36	2,126,400
Islands At Doral III Community Development District Special Assessment Refunding Series 2013 (A-/NR)
2,500,000	4.125	05/01/35	2,597,925
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
2,690,000	7.210	11/01/20	2,912,705
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
6,375,000	6.770	11/01/20	6,795,176

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2013 A (NR/NR)
$2,380,000	6.700%	05/01/33	$ 2,784,814
4,830,000	7.000	05/01/43	5,737,750
Lakewood Ranch Stewardship District Special Assessment RB for Country Club East Project Series 2014 (NR/NR)
4,465,000	5.350	05/01/34	4,798,536
6,340,000	5.600	05/01/44	6,823,425
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre & NW Sector Project Series 2011 (NR/NR)
19,610,000	8.000	05/01/40	24,406,802
Lakewood Ranch Stewardship District Special Assessment RB for Lakewood Centre North Project Series 2015 (NR/NR)
3,000,000	4.875	05/01/45	3,149,100
Lakewood Ranch Stewardship District Special Assessment RB for Villages of Lakewood Ranch South Project Series 2016 (NR/NR)
1,705,000	4.000	05/01/21	1,780,463
1,335,000	4.250	05/01/26	1,417,810
3,935,000	5.000	05/01/36	4,235,162
7,795,000	5.125	05/01/46	8,281,174
Lee County IDA Health Care Facilities RB for Shell Point/Alliance Obligation Group Series 2006 (BBB/NR)
17,960,000	5.125	11/15/36	18,184,859
Lee County IDA Health Care Facilities RB Refunding for Shell Point Project Series 2011 B (BBB/NR)
2,600,000	6.500	11/15/31	3,068,390
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BBB/NR)
9,000,000	5.000	11/15/29	9,222,210
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
4,450,000	5.400	05/01/30	4,077,847
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)(h)
2,635,000	5.375	05/01/30	1,712,750
Marshall Creek Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
1,940,000	5.000	05/01/32	2,031,432
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2005 (NR/NR)(h)
880,000	5.250	05/01/15	9
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(h)
1,380,000	6.150	11/01/14	14
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-1 (NR/NR)
420,000	6.000	05/01/36	420,886
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 A-2 (NR/NR)
815,000	6.250	05/01/38	816,703
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2012 B (NR/NR)
785,000	6.810	05/01/20	798,047
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 A (NR/NR)(b)
645,000	0.000	05/01/35	651,108
Meadow Pointe IV Community Development District RB for Capital Improvement Series 2014 B (NR/NR)(b)
575,000	0.000	05/01/22	576,587

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(h)
$1,075,000	5.250%	05/01/15	$11
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center of Florida Series 2014 (BBB+/Baa1)
1,500,000	5.000	11/15/39	1,721,475
Miami Special Obligation RB Refunding for Port of Miami Tunnel Project Series 2012 (A/A1)(g)
11,760,000	5.000	03/01/30	14,125,642
Midtown Miami Community Development District Special Assessment RB Refunding for Parking Garage Project Series 2014 A (NR/NR)
3,465,000	5.000	05/01/29	3,768,950
3,270,000	5.000	05/01/37	3,538,303
Miromar Lakes Community Development District RB Refunding for Capital Improvement Series 2015 (NR/NR)
3,265,000	5.000	05/01/28	3,487,902
2,000,000	5.000	05/01/35	2,082,360
Monterra Community Development District Special Assessment Refunding Bonds Series 2015 (AGM) (AA/NR)
1,820,000	3.500	05/01/36	1,914,531
Naples Reserve Community Development District Special Assessment Bonds Series 2014 (NR/NR)
750,000	5.250	11/01/35	802,590
1,250,000	5.625	11/01/45	1,353,700
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)
1,955,000	5.750	05/01/38	1,956,466
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)
965,000	5.000	05/01/19	971,736
New River Community Development District Special Assessment Series 2006 B (NR/NR)(h)
3,260,000	5.000	05/01/13	33
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,680,000	5.000	04/01/24	1,949,825
1,765,000	5.000	04/01/25	2,039,158
1,005,000	5.000	04/01/26	1,155,830
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
970,000	6.125	05/01/35	971,707
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)
1,345,000	6.125	05/01/35	1,347,367
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)
1,200,000	5.125	05/01/17	1,203,516
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(h)
1,200,000	5.125	05/01/09	600,000
210,000	6.125	05/01/35	105,000
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
1,830,000	3.750	05/01/31	1,893,867
1,875,000	4.000	05/01/36	1,950,675
Panther Trace II Community Development District Special Assessment RB Refunding Series 2014 (AGM) (AA/NR)
530,000	4.125	05/01/35	572,469

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Paseo Community Development District Capital Improvement Revenue Bonds Capital Appreciation Series 2011 A-2 (NR/NR)(b)
$17,760,000	0.000%	05/01/36	$ 8,842,171
Paseo Community Development District Capital Improvement Revenue Bonds Special Assessment Series 2011 A-1 (NR/NR)
1,985,000	5.400	05/01/36	1,989,903
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(h)
6,355,000	5.400	05/01/36	64
Paseo Community Development District RB for Capital Improvement Series 2005 B (NR/NR)(h)
3,670,000	4.875	05/01/10	37
Paseo Community Development District RB for Capital Improvement Series 2006 (NR/NR)(h)
2,600,000	5.000	02/01/11	26
Portofino Isles Community Development District Special Assessment RB Refunding Series 2013 (BBB-/NR)
2,805,000	4.750	05/01/33	2,993,131
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 1 (NR/NR)
2,390,000	6.600	05/01/33	2,452,283
Reunion East Community Development District Special Assessment Refunding Bonds Series 2015 A (NR/NR)
3,070,000	5.000	05/01/25	3,382,434
6,745,000	5.000	05/01/33	7,174,724
Reunion East Community Development District Special Assessment Series 2002 A-2 (NR/NR)(h)
2,170,000	7.200	05/01/22	22
River Hall Community Development District Special Assessment for Capital Improvement Series 2011 A (NR/NR)
4,925,000	5.450	05/01/36	4,926,675
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
1,565,000	5.500	05/01/20	1,584,187
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,694,115
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)
1,890,000	6.200	11/01/40	1,993,307
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
805,000	3.500	05/01/32	807,632
505,000	3.625	05/01/35	505,601
1,035,000	3.750	05/01/38	1,036,646
South Village Community Development District Capital Improvement and Special Assessment Refunding Subordinate Lien Series 2016 A-2 (NR/NR)
645,000	4.350	05/01/26	654,243
500,000	4.875	05/01/35	506,985
100,000	5.000	05/01/38	101,388
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2013 (NR/NR)
2,015,000	5.250	05/01/34	2,266,593
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-1 (NR/NR)
4,115,000	5.800	05/01/35	4,114,712

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2011 A-2 (NR/NR)
$3,070,000	5.800%	05/01/35	$ 2,818,014
Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)(h)
3,265,000	5.850	05/01/34	2,122,250
Spring Ridge Community Development District Special Assessment RB Series A-1 (NR/NR)
1,335,000	4.800	05/01/35	1,373,501
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA-/Aa3)(d)
5,835,000	6.500	11/15/19	6,930,580
Sterling Hill Community Development District RB for Capital Improvement Series 2003 B (NR/NR)(h)
440,000	5.500	11/01/10	314,600
Stonegate Community Development District Special Assessment Refunding Bonds Series 2013 (NR/NR)
2,160,000	5.000	05/01/34	2,376,950
Stoneybrook South Community Development District Special Assessment Bonds Refunding for Assessment Area Two-A Project Series 2014 (NR/NR)
1,500,000	5.125	11/01/34	1,622,820
3,500,000	5.500	11/01/44	3,803,590
Stoneybrook South Community Development District Special Assessment RB Refunding for Assessment Area One Project Series 2013 (NR/NR)
2,440,000	6.500	05/01/39	2,983,217
Talis Park Community Development District Capital Improvement RB Series 2013 (NR/NR)
1,370,000	5.250	11/01/34	1,465,996
2,365,000	6.000	11/01/44	2,684,890
Tapestry Community Development District Special Assessment RB Series 2016 (NR/NR)
390,000	4.250	05/01/26	398,389
1,110,000	4.800	05/01/36	1,138,794
1,715,000	5.000	05/01/46	1,759,058
Toscana Isles Community Development District Special Assessment RB Series 2014 (NR/NR)
480,000	5.750	11/01/27	520,406
2,000,000	6.250	11/01/44	2,311,520
TSR Community Development District Special Assessment RB for Village 4 Project Series 2015 A (NR/NR)
465,000	4.250	11/01/21	471,585
2,440,000	5.625	11/01/45	2,582,520
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
2,270,000	4.375	05/01/35	2,424,837
Venetian Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
500,000	5.500	05/01/34	544,250
750,000	6.125	05/01/42	827,055
Venetian Parc Community Development District Special Assessment Area One Project Series 2013 (NR/NR)
620,000	6.000	11/01/27	745,761
2,050,000	6.500	11/01/43	2,848,598
Venetian Parc Community Development District Special Assessment Area Two Project Series 2013 (NR/NR)
880,000	6.375	11/01/27	1,008,726
2,300,000	7.125	11/01/44	2,737,805

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Verano #1 Community Development District Special Assessment Bonds for District #1 Project Series 2015 (NR/NR)
$750,000	5.125%	11/01/35	$ 793,448
1,000,000	5.250	11/01/46	1,061,060
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
2,700,000	5.000	05/01/32	3,050,892
6,365,000	5.125	05/01/43	7,223,829
Village Community Development District No. 10 Special Assessment RB Series 2014 (NR/NR)
5,000,000	6.000	05/01/44	6,035,050
Village Community Development District No. 5 Special Assessment RB Refunding Phase I Series 2013 (A/NR)
1,660,000	4.000	05/01/33	1,733,472
Village Community Development District No. 5 Special Assessment RB Refunding Phase II Series 2013 (A/NR)
2,320,000	4.000	05/01/34	2,411,176
Village Community Development District No. 8 Special Assessment RB Series 2008 (NR/NR)
7,600,000	6.375	05/01/38	8,216,512
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
7,955,000	6.125	05/01/39	9,302,657
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
4,860,000	7.000	05/01/41	5,953,403
Village Community Development District No. 9 Special Assessment Refunding Series 2012 (NR/NR)
1,975,000	5.500	05/01/42	2,293,963
Villasol Community Development District RB Series 2003 A (NR/NR)
2,195,000	6.600	05/01/34	2,196,646
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-1 (NR/NR)
14,000	5.350	05/01/39	14,003
Waters Edge Community Development District Capital Improvement RB Refunding Series 2012 A-2 (NR/NR)
630,000	6.600	05/01/39	574,138
Waters Edge Community Development District Pasco County Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
3,240,000	4.200	05/01/36	3,441,042
Waterset North Community Development District Special Assessment RB Series 2014 (NR/NR)
1,240,000	5.125	11/01/35	1,281,032
2,000,000	5.500	11/01/45	2,072,740
Winding Cypress Community Development District Special Assessment Phase 1 And Phase 2 Assessment Area Series 2015 (NR/NR)
350,000	4.000	11/01/20	354,246
400,000	4.375	11/01/25	415,340
1,770,000	5.000	11/01/45	1,831,950
Wiregrass Community Development District Capital Improvement RB Series 2014 (NR/NR)
485,000	5.375	05/01/35	528,102
3,060,000	5.625	05/01/45	3,305,810
Wiregrass Community Development District Capital Improvement RB Series 2016 (NR/NR)
780,000	4.875	05/01/36	802,963
1,445,000	5.000	05/01/47	1,486,703

			558,897,761

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Georgia – 1.8%
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 A-1 (A+/Aa3)
$1,500,000	5.250%	07/01/40	$ 1,858,755
5,500,000	5.250	07/01/44	6,795,305
Altlanta Development Authority RB for New Downtown Atlanta Stadium Project Senior Lien Series 2015 B (A/A1)
1,000,000	4.000	07/01/40	1,105,630
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/A2)
7,095,000	7.500	01/01/31	8,092,557
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (BB/Baa3)
11,700,000	8.750	06/01/29	14,449,266
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,015,000	5.250	11/01/28	2,022,738
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
2,500,000	7.000	06/15/39	2,639,650
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
49,820,000	1.083	10/01/33	43,653,280

			80,617,181

Guam – 1.5%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B+/NR)
2,500,000	6.625	12/01/30	2,799,725
3,355,000	6.875	12/01/40	3,770,718
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB+/NR)
3,000,000	5.625	12/01/29	3,426,180
2,750,000	5.750	12/01/34	3,142,177
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (AGM) (AA/A2)
7,300,000	6.125	10/01/43	9,025,866
Guam International Airport Authority RB Refunding for Series 2013 C (AMT) (BBB/Baa2)
2,000,000	6.375	10/01/43	2,456,620
Guam Power Authority RB Series 2010 A (BBB/Baa2)
10,000,000	5.500	10/01/40	11,284,500
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (A-/Baa2)
9,785,000	5.625	07/01/40	11,068,498
Guam Waterworks Authority RB for Water & Wastewater System Series 2013 (A-/Baa2)
13,705,000	5.500	07/01/43	16,393,236
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
4,530,000	5.000	01/01/46	5,375,253

			68,742,773

Idaho – 0.4%
Idaho Health Facilities Authority RB Refunding for Madison Memorial Hospital Project Series 2016 (BB+/NR)(a)
1,000,000	5.000	09/01/37	1,144,380
Madison County Hospital Revenue COPS Series 2006 (BB+/NR)
15,285,000	5.250	09/01/37	15,327,798

			16,472,178

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – 11.9%
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE) (AA-/A3)(e)
$2,500,000	0.000%	12/01/27	$ 1,587,950
350,000	0.000	12/01/28	212,604
8,925,000	0.000	12/01/29	5,160,078
405,000	0.000	12/01/30	223,827
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1999 A (NATL-RE) (AA-/A3)(e)
125,000	0.000	12/01/29	72,270
150,000	0.000	12/01/30	82,899
Chicago Illinois Board of Education GO Bonds Capital Appreciation Refunding for School Reform Series 1999 A (NATL-RE) (AA-/A3)(e)
15,035,000	0.000	12/01/31	7,914,123
Chicago Illinois Board of Education GO Bonds Refunding for School Reform Series 1999 A (NATL-RE) (AA-/A3)
9,535,000	5.500	12/01/26	11,148,322
Chicago Illinois Board of Education GO Bonds Refunding Series 2005 A (AMBAC) (B+/B2)
8,965,000	5.500	12/01/29	9,699,682
Chicago Illinois Board of Education GO Bonds Series 2011 A (B+/B2)
3,320,000	5.000	12/01/41	2,936,938
Chicago Illinois Board of Education GO Bonds Series 2012 A (B+/B2)
10,550,000	5.000	12/01/42	9,350,992
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 C (B+/NR)
15,805,000	5.250	12/01/35	14,288,036
15,235,000	5.250	12/01/39	13,718,813
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Alternate Revenues Series 2015 E (B+/NR)
5,315,000	5.125	12/01/32	4,642,334
Chicago Illinois Board of Education Unlimited Tax GO Bonds for Dedicated Revenues Series 2011 A (B+/B2)
315,000	5.500	12/01/39	289,753
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2005 A (AMBAC) (B+/B2)
2,000,000	5.500	12/01/30	2,161,600
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2008 C (B+/B2)
6,325,000	5.000	12/01/28	5,679,534
Chicago Illinois Board of Education Unlimited Tax GO Bonds Refunding for Dedicated Revenues Series 2016 A (B+/NR)
89,285,000	7.000	12/01/44	90,440,348
Chicago Illinois Capital Appreciation Refunding & Project Series C (BBB+/Ba1)(e)
11,415,000	0.000	01/01/32	4,867,813
Chicago Illinois GO Bonds Project and Refunding RMKT 06/08/15 Series 2005 D (BBB+/Ba1)
1,700,000	5.500	01/01/37	1,739,304
Chicago Illinois GO Bonds Project Refunding Series 2014 A (BBB+/Ba1)
8,375,000	5.250	01/01/33	8,493,925
6,295,000	5.000	01/01/34	6,326,160
10,500,000	5.000	01/01/36	10,486,980
Chicago Illinois GO Bonds Project Series 2011 A (BBB+/Ba1)
1,500,000	5.250	01/01/35	1,513,095
3,000,000	5.000	01/01/40	2,987,640

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Project Series 2012 A (BBB+/Ba1)
$15,000,000	5.000%	01/01/33	$ 15,014,100
3,850,000	5.000	01/01/34	3,845,534
Chicago Illinois GO Bonds Refunding RMKT 06/08/15 Series 2007 F (BBB+/Ba1)
2,500,000	5.500	01/01/42	2,545,750
Chicago Illinois GO Bonds Refunding Series 2009 C (BBB+/Ba1)
3,825,000	5.000	01/01/40	3,809,241
Chicago Illinois GO Bonds Refunding Series 2014 A (BBB+/Ba1)
4,230,000	5.000	01/01/35	4,224,924
Chicago Illinois GO Bonds Refunding Series 2015 C (BBB+/NR)
4,435,000	5.000	01/01/25	4,593,108
13,300,000	5.000	01/01/38	13,247,864
Chicago Illinois GO Bonds Series 2015 A (BBB+/NR)
4,180,000	5.500	01/01/39	4,262,262
Chicago Illinois Second Lien RB Refunding for Wastewater Transmission RMKT 10/19/15 Series 2008 C (A/NR)
1,500,000	5.000	01/01/39	1,711,215
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2000 (A/Aa2)
1,500,000	5.000	11/01/28	1,826,985
1,050,000	5.000	11/01/29	1,273,587
1,000,000	5.000	11/01/30	1,208,920
Cortland Illinois Special Service Area No. 9 Special Tax Bonds for Richland Trails Project Series 2007-1 (NR/NR)
2,111,000	5.800	03/01/37	2,034,603
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
1,450,000	5.625	03/01/36	1,452,465
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (BBB-/NR)
2,780,000	5.750	05/15/31	2,879,607
Illinois Finance Authority RB for Christian Homes, Inc. Series 2007 A (NR/NR)(d)
1,720,000	5.750	05/15/17	1,795,560
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (BBB-/NR)
805,000	6.125	05/15/27	899,088
Illinois Finance Authority RB for Christian Homes, Inc. Series 2010 (NR/NR)(d)
445,000	6.125	05/15/20	533,346
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)(g)
33,670,000	6.750	10/01/46	33,716,465
Illinois Finance Authority RB Refunding for Franciscan Communities, Inc. Series 2013 A (BBB-/NR)
4,500,000	5.250	05/15/47	4,907,520
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)(a)
2,240,000	5.000	09/01/46	2,580,234
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A2)
17,000,000	6.000	05/15/39	19,808,400
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (CCC-/Caa1)
15,650,000	6.500	10/15/40	15,718,547
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(h)
3,225,000	5.000	06/01/24	1,128,750
8,000,000	5.375	06/01/35	2,800,000

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/WR)(h)
$15,000	4.500%	06/01/14	$ 5,250
Illinois GO Bonds Series 2012 (BBB+/Baa2)
500,000	5.000	03/01/31	540,005
750,000	5.000	03/01/37	806,017
Illinois GO Bonds Series 2013 (BBB+/Baa2)
5,050,000	5.500	07/01/38	5,681,149
Illinois GO Bonds Series 2014 (AGM) (AA/A2)
20,000,000	5.000	02/01/39	22,105,400
Illinois GO Bonds Series 2014 (BBB+/Baa2)
5,000,000	5.000	05/01/39	5,437,600
Illinois State GO Bonds Series 2014 (BBB+/Baa2)
9,500,000	5.000	04/01/31	10,519,065
15,000,000	5.000	05/01/31	16,624,200
Illinois State Toll Highway Authority Toll Highway Senior RB 2015 Series A (AA-/Aa3)
7,920,000	5.000	01/01/40	9,596,981
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
2,163,000	6.250	03/01/34	2,172,517
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2002 A (NATL-RE) (AA-/A3)(e)
9,900,000	0.000	06/15/30	6,170,373
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (BBB+/NR)(g)(i)
20,000,000	14.760	07/21/16	22,697,400
Metropolitan Pier & Exposition Authority RB Refunding Capital Appreciation for McCormick Place Expansion Project Series 2010 B1 (AGM) (AA/A2)(e)
3,200,000	0.000	06/15/44	1,123,904
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)(h)
4,555,000	6.000	03/01/36	2,915,200
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	4.750	10/01/29	933,601
1,010,000	4.750	10/01/32	1,110,404
Regional Transportation Authority Illinois GO Bonds Series 2016 A (AA/Aa3)
7,730,000	4.000	06/01/46	8,374,064
Southwestern Illinois Development Authority Health Facility RB for Memorial Group, Inc. Series 2013 (AA/NR)
19,200,000	7.125	11/01/43	26,435,136
5,000,000	7.625	11/01/48	7,111,000
Southwestern Illinois Development Authority RB Capital Appreciation for United States Steel Corporation Project Series 2012 (AMT) (B/Caa1)
12,505,000	5.750	08/01/42	10,994,021
Springfield Illinois Senior Lien Electric RB Refunding Series 2015 (AGM) (AA/A2)
13,625,000	4.000	03/01/40	14,862,286
3,000,000	5.000	03/01/40	3,572,520

			543,631,188

Indiana – 0.8%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
1,355,000	5.000	10/01/24	1,367,209
1,500,000	5.000	10/01/32	1,503,435

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Gary/Chicago International Airport Authority Airport Development Zone RB Series 2014 (AMT) (BBB+/NR)
$1,300,000	5.000%	02/01/29	$ 1,404,858
1,250,000	5.250	02/01/34	1,353,262
1,500,000	5.000	02/01/39	1,575,585
Indiana Finance Authority Environmental Improvement RB for United States Steel Corp. Project Series 2012 (AMT) (B/Caa1)
795,000	5.750	08/01/42	698,940
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2011 N (AA-/Aa3)
2,000,000	5.125	03/01/38	2,278,220
Indiana Finance Authority Midwestern Disaster Relief RB for Ohio Valley Electric Co. Project Series 2012 A (BBB-/Baa3)
6,825,000	5.000	06/01/39	7,257,910
Indiana Finance Authority RB for Private Activity for Ohio River Bridges East End Crossing Project Series 2013 A (AMT) (BBB/NR)
6,250,000	5.000	07/01/48	7,172,500
Indiana Municipal Power Agency Power Supply System RB Refunding Series 2016 A (A+/A1)
7,750,000	5.000	01/01/42	9,475,847
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(h)
7,520,823	6.500	11/15/31	50,390
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(g)
2,000,000	5.500	09/01/27	2,061,240

			36,199,396

Iowa – 0.1%
Coralville Iowa COPS Series 2006 D (NR/Ba2)
2,550,000	5.250	06/01/26	2,552,218
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,403,550

			3,955,768

Kentucky – 0.7%
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa3)
8,000,000	6.375	06/01/40	9,176,160
8,250,000	6.500	03/01/45	9,486,180
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2006 (A-/NR)
6,815,000	5.000	10/01/30	6,888,534
Louisville & Jefferson County Metro Government Health System RB for Norton Healthcare, Inc. Series 2013 A (A-/NR)
5,000,000	5.750	10/01/42	6,185,000

			31,735,874

Louisiana – 2.6%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlake Chemical Corp. Projects Series 2010 A-2 (BBB+/Baa3)
5,000,000	6.500	11/01/35	6,004,550
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (A/A3)
19,265,000	6.000	10/01/44	22,809,760

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 A (A-/A2)
$14,475,000	3.375%	09/01/28	$ 15,157,641
Louisiana Public Facilities Authority RB Refunding for Energy LLC Project Series 2016 B (A-/A2)
13,950,000	3.500	06/01/30	14,655,591
New Orleans Aviation Board General Airport RB for North Terminal Project Series 2015 B (AMT) (A-/A3)
12,000,000	5.000	01/01/40	14,160,480
32,395,000	5.000	01/01/45	38,092,632
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa1)
7,470,000	6.500	01/01/40	8,343,094

			119,223,748

Maryland – 1.2%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB/Ba2)
200,000	5.000	09/01/16	201,078
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba2)
2,590,000	5.000	09/01/30	2,600,774
Frederick County Maryland Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 A (NR/NR)
3,000,000	7.250	07/01/43	3,310,230
Frederick County Maryland Tax Incremental & Special Tax Limited Obligations Bonds for Jefferson Technology Park Series 2013 B (NR/NR)
8,860,000	7.125	07/01/43	10,138,144
Maryland Stadium Authority RB for Baltimore City Public Schools Construction & Revitalization Program Series 2016 (AA-/Aa3)
5,000,000	5.000	05/01/41	6,190,300
10,000,000	5.000	05/01/46	12,321,200
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BB+/Baa3)
9,500,000	5.750	07/01/38	10,622,330
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)(d)
7,000,000	5.500	07/01/17	7,335,300
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2012 (BBB/Baa2)
2,100,000	5.000	07/01/31	2,378,964

			55,098,320

Massachusetts – 0.4%
Massachusetts Development Finance Agency RB Series 2013 A (NR/NR)(g)
2,250,000	6.500	11/15/43	2,487,533
Massachusetts Development Finance Agency RB Simmons College Issue Series 2015 K (BBB+/Baa1)
1,950,000	5.000	10/01/36	2,232,009
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
12,500,000	5.750	07/01/39	14,092,625

			18,812,167

Michigan – 1.8%
Allen Park City Brownfield Redevelopment Authority Series 2007 (AMBAC) (CCC+/WR)
7,095,000	5.000	05/01/32	7,106,920

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC-Q-SBLF) (AA-/Aa1)
$3,500,000	6.000%	05/01/20	$ 4,078,200
3,000,000	6.000	05/01/21	3,599,040
Detroit Michigan Sewage Disposal System RB Refunding Series 2006 D (AGM) (AA/A2)(c)
4,675,000	1.033	07/01/32	4,405,019
Detroit Michigan Water & Sewerage Department Sewage Disposal System RB Refunding Senior Lien Series 2012 A (A-/Baa1)
2,000,000	5.250	07/01/39	2,278,960
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Financial Recovery Income Tax Local Project Series 2014 F (A/NR)
2,000,000	4.500	10/01/29	2,240,660
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Department Sewage Disposal System Second Lien Local Project Series 2015 C (BBB+/Baa2)
355,000	5.000	07/01/33	419,450
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewer Series 2014 D-1 (AGM) (AA/A2)
2,600,000	5.000	07/01/35	3,072,030
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Sewage Disposal System Local Project Senior Lien Series 2014 C-3 (AGM) (AA/A2)
2,175,000	5.000	07/01/32	2,580,268
1,750,000	5.000	07/01/33	2,076,077
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-1 (A-/Baa1)
1,250,000	5.000	07/01/34	1,485,712
750,000	5.000	07/01/35	888,795
Michigan Finance Authority Local Government Loan Program RB Refunding for Detroit Water and Sewerage Department Water Supply System Series 2015 D-2 (BBB+/Baa2)
2,100,000	5.000	07/01/34	2,472,099
Michigan Finance Authority State Aid RB for Detroit School District Junior Subordinate Lien Series 2015 E (ST AID WITHHLDG) (SP-3/NR)(g)
7,600,000	5.750	08/22/16	7,615,656
Michigan Tobacco Settlement Finance Authority Asset Backed RB Senior Series 2007 A (B-/NR)
3,330,000	6.000	06/01/48	3,357,672
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (CCC+/NR)(e)
196,775,000	0.000	06/01/52	3,764,306
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (CCC/NR)(e)
70,100,000	0.000	06/01/52	1,718,852
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (NR/Aaa)(d)
25,000,000	8.250	09/01/18	29,043,250

			82,202,966

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Minnesota – 0.2%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2012 (NR/NR)
$2,500,000	5.750%	06/15/32	$ 2,843,850
3,750,000	6.000	06/15/39	4,342,538

			7,186,388

Mississippi – 0.0%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
1,825,000	5.250	12/01/26	1,845,878

Missouri – 0.1%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)(h)
1,535,000	6.000	07/01/37	84,425
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)(h)
7,750,000	6.000	07/01/25	426,250
Kansas City Missouri Industrial Development Authority Senior Sales Tax RB Refunding and Improvement Bonds for Ward Parkway Center Community Improvement District Series 2016 A (NR/NR)(a)(g)
1,000,000	5.000	04/01/36	1,019,230
1,150,000	5.000	04/01/46	1,149,908
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)(h)
1,250,000	5.750	04/01/27	312,500
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
385,000	5.000	05/01/24	385,154

			3,377,467

Nevada – 0.7%
City of Las Vegas Special Improvement District No. 607 for Local Improvement Refunding Series 2013 (NR/NR)
680,000	3.000	06/01/17	686,290
670,000	4.000	06/01/18	691,453
735,000	4.000	06/01/19	768,678
625,000	4.000	06/01/20	662,750
800,000	4.000	06/01/21	858,512
435,000	5.000	06/01/22	492,542
390,000	5.000	06/01/23	445,080
200,000	4.250	06/01/24	218,498
260,000	5.000	06/01/24	298,703
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,960,000	4.900	03/01/17	1,955,472
2,420,000	5.000	03/01/20	2,395,606
2,440,000	5.100	03/01/21	2,412,526
1,265,000	5.100	03/01/22	1,242,711
3,440,000	5.125	03/01/25	3,351,248
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,270,000	5.000	09/01/25	1,299,515
Las Vegas Valley Water District GO Bonds for Water Improvement Series 2016 A (AA/Aa1)
10,000,000	5.000	06/01/46	12,348,800

			30,128,384

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Hampshire – 0.1%
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB/Baa3)
$1,050,000	5.250%	06/01/26	$ 1,052,971
4,185,000	5.250	06/01/36	4,194,835

			5,247,806

New Jersey – 3.9%
New Jersey Economic Development Authority Cigarette Tax RB Refunding Series 2012 (BBB+/Baa1)
2,500,000	5.000	06/15/26	2,813,650
1,000,000	5.000	06/15/28	1,117,310
New Jersey Economic Development Authority Energy Facilities RB for UMM Energy Partners, LLC Project Series 2012 A (AMT) (NR/Baa3)
1,000,000	4.750	06/15/32	1,081,000
1,000,000	5.000	06/15/37	1,083,170
1,000,000	5.125	06/15/43	1,086,470
New Jersey Economic Development Authority Private Activity RB for Goethals Bridge Replacement Project Series 2013 (AMT) (BBB-/NR)
1,000,000	5.375	01/01/43	1,172,080
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A-/A3)(d)
1,640,000	5.000	09/01/19	1,853,462
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/B1)
7,500,000	5.500	04/01/28	7,524,450
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (BB-/B1)
8,500,000	5.250	09/15/29	9,534,025
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 A (AMT) (BB-/B1)
5,000,000	5.625	11/15/30	5,766,950
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 2000 B (AMT) (BB-/B1)
5,000,000	5.625	11/15/30	5,777,900
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Baa3)
31,880,000	6.625	07/01/38	34,966,303
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 A (BBB/Baa2)
8,980,000	5.250	07/01/30	9,346,384
New Jersey Health Care Facilities Financing Authority RB Refunding for University Hospital Series 2015 A (AGM) (AA/A2)
9,700,000	4.125	07/01/38	10,731,110
5,600,000	5.000	07/01/46	6,597,136
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2006 C (AMBAC) (A-/A3)(e)
3,900,000	0.000	12/15/35	1,847,547
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2008 A (A-/A3)(e)
46,545,000	0.000	12/15/35	20,824,698
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A-/A3)(e)
4,875,000	0.000	12/15/36	2,076,019

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds 2015 Series AA (A-/A3)
$2,500,000	5.250%	06/15/41	$ 2,858,125
5,075,000	5.000	06/15/45	5,671,566
1,750,000	5.000	06/15/46	1,954,278
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 C (NATL-RE) (AA-/A3)(e)
10,055,000	0.000	12/15/30	6,074,728
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (A-/A3)
12,875,000	5.000	06/15/42	14,142,286
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (NR/A3)(d)
2,000,000	6.750	12/01/19	2,400,160
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (B-/B3)
3,950,000	4.750	06/01/34	3,888,973
Tobacco Settlement Financing Corp. Tobacco Settlement Asset-Backed Bonds Series 2007 1-A (B-/B3)
17,700,000	5.000	06/01/41	17,232,012

			179,421,792

New Mexico – 0.5%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 B (BBB+/Baa2)
6,925,000	4.875	04/01/33	7,147,985
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BBB+/Baa2)
14,000,000	5.900	06/01/40	15,909,880

			23,057,865

New York – 3.1%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
2,650,000	5.875	04/01/42	2,872,361
Nassau County Tobacco Settlement Corp. RB Refunding for Asset-Backed Bonds Series 2006 A-3 (B-/NR)
2,400,000	5.125	06/01/46	2,354,856
New York City Capital Resource Corp. RB for YMCA of Greater New York Project Series 2015 (A-/Baa1)
1,000,000	5.000	08/01/40	1,183,020
New York City Housing Development Corp. Multi-Family Mortgage RB for 8 Spruce Street Series 2014 F (NR/NR)
2,000,000	4.500	02/15/48	2,214,480
New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA/A3)
1,000,000	6.125	01/01/29	1,116,350
3,000,000	6.375	01/01/39	3,372,060
5,000,000	6.500	01/01/46	5,600,000
New York City Municipal Water Finance Authority RB for Water & Sewer System Second General Resolution Fiscal 2016 Subseries CC-1 (AA+/Aa1)
10,000,000	5.000	06/15/37	12,727,800
10,000,000	5.000	06/15/38	12,706,300
New York Convention Center Development Corporation RB Refunding for Hotel Unit Fee Secured Series 2015 (NR/Aa3)
5,000,000	5.000	11/15/40	6,135,400

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York Liberty Development Corporation RB for 3 World Trade Center Project Series 2014 (NR/NR)(g)
$35,100,000	5.000%	11/15/44	$ 40,647,906
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (AGM) (AA/A2)
12,600,000	4.000	01/01/51	13,470,408
New York Transportation Development Corp. Special Facility RB Refunding for Laguardia Airport Terminal B Redevelopment Project Series 2016 A (AMT) (BBB/Baa3)
4,200,000	5.000	07/01/41	4,840,878
4,200,000	5.000	07/01/46	4,837,644
10,500,000	5.250	01/01/50	12,288,570
Newburgh New York GO Serial Bonds Series 2012 A (NR/Baa2)
1,565,000	5.750	06/15/35	1,797,590
Onondaga Civic Development Corp. RB for St. Joseph’s Hospital Health Center Project Series 2014 A (NR/WR)(d)
1,750,000	5.125	07/01/19	1,980,108
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A-/A3)
5,000,000	5.125	09/01/40	5,720,450
Westchester County Local Development Corporation RB for Westchester Medical Center Obligated Group Project Series 2016 (BBB/Baa2)
4,375,000	5.000	11/01/46	5,097,094

			140,963,275

North Carolina – 0.2%
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa2)
1,000,000	5.700	05/01/34	1,162,190
North Carolina Medical Care Commission Health Care Facilities RB Refunding First Mortgage for Lutheran Services for the Aging Series 2012 A (NR/NR)
3,800,000	4.750	03/01/32	4,083,898
1,000,000	5.000	03/01/37	1,072,570
1,000,000	5.000	03/01/42	1,064,140
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Church Homes and Services Series 2015 A (NR/NR)
1,000,000	4.500	09/01/30	1,060,000
2,000,000	5.000	09/01/37	2,184,400

			10,627,198

Ohio – 5.5%
Bowling Green City Student Housing RB for CFP I LLC - Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	7,593,040
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/B3)
45,650,000	6.500	06/01/47	46,838,270
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
51,245,000	5.125	06/01/24	50,184,228
49,625,000	5.875	06/01/30	49,598,202
2,465,000	5.750	06/01/34	2,408,330
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-3 (B-/Caa1)
16,600,000	6.250	06/01/37	16,909,756

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Ohio – (continued)
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (BB-/B1)
$22,320,000	5.375%	09/15/27	$ 22,388,076
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
10,540,000	5.000	01/01/27	10,725,188
14,250,000	5.000	01/01/37	14,430,690
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
2,000,000	5.000	01/01/42	2,155,880
1,610,000	5.000	01/01/46	1,722,040
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (B/Caa1)
8,730,000	6.750	12/01/40	8,416,418
Muskingum County Hospital Facilities RB Refunding for Genesis Healthcare System Project Series 2013 (BB+/Ba2)
8,000,000	5.000	02/15/48	8,707,120
Ohio State Solid Waste Disposal RB for USG Corp. Project Series 1998 (AMT) (B/B3)
7,250,000	5.650	03/01/33	7,259,643

			249,336,881

Oklahoma – 1.1%
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2000 B (AMT) (NR/NR)
12,500,000	5.500	06/01/35	14,334,250
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 A (AMT) (NR/NR)
2,680,000	5.500	12/01/35	3,073,263
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2001 B (AMT) (NR/NR)
24,300,000	5.500	12/01/35	27,865,296
Tulsa Municipal Airport Trust RB Refunding for American Airlines, Inc. Series 2015 (AMT) (BB-/NR)(f)
3,500,000	5.000	06/01/25	4,037,355
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	2,272,776
865,000	6.000	05/01/31	887,871

			52,470,811

Oregon – 0.3%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,665,000	5.500	03/01/37	4,737,214
University of Oregon RB Series 2015 A (AA-/Aa2)
7,345,000	5.000	04/01/45	9,023,627

			13,760,841

Pennsylvania – 2.9%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
1,500,000	5.000	09/01/30	1,733,880
1,000,000	5.000	09/01/35	1,131,870
Allentown Neighborhood Improvement Zone Development Authority Tax RB Series 2012 A (NR/Baa2)
18,000,000	5.000	05/01/42	19,587,420
Chester County IDA Student Housing RB for University Student Housing, LLC Project West Chester University Series 2013 A (NR/Baa3)
500,000	5.000	08/01/35	543,335
1,000,000	5.000	08/01/45	1,067,370

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
City of Philadelphia GO Bonds Series 2011 (A+/A2)
$4,000,000	6.000%	08/01/36	$ 4,737,520
Clairton Municipal Authority Sewer RB Series 2012 B (BBB+/NR)
1,000,000	5.000	12/01/42	1,133,750
Cumberland County Municipal Authority RB for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
1,500,000	5.000	01/01/38	1,730,580
Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(c)
49,750,000	1.197	05/01/37	44,749,130
Lancaster County Hospital Authority Health Facilities RB for St. Anne’s Retirement Community, Inc. Project Series 2012 (BB+/NR)
1,400,000	5.000	04/01/27	1,485,778
1,500,000	5.000	04/01/33	1,560,510
Pennsylvania Economic Development Financing Authority RB for The Pennsylvania Rapid Bridge Replacement Project Series 2015 (AMT) (BBB/NR)
4,500,000	5.000	06/30/42	5,271,435
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/32	8,177,518
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (B+/B1)
2,460,000	8.000	05/01/29	2,873,944
Pennsylvania State Higher Educational Facilities Authority RB for Foundation for Indiana University of Pennsylvania Series 2007 A (XLCA) (BBB+/WR)(c)
13,095,000	1.033	07/01/27	12,411,179
10,750,000	1.083	07/01/39	9,026,775
Pennsylvania State Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
4,000,000	5.000	05/01/42	4,462,120
Philadelphia Hospitals & Higher Education Facilities Authority RB Refunding for Temple University Health System Obligated Group Series 2012 B (BBB-/Ba2)
5,000,000	6.250	07/01/23	5,198,450
Scranton Redevelopment Authority RB Refunding for Guaranteed Lease Series 2016 A (MUN GOVT GTD) (BB/NR)
1,700,000	5.000	11/15/21	1,823,539
2,450,000	5.000	11/15/28	2,639,385

			131,345,488

Puerto Rico – 6.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (CCC-/Caa3)
56,440,000	6.000	07/01/38	39,931,300
38,845,000	6.000	07/01/44	27,191,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC-/Caa3)
115,000	4.500	07/01/27	79,062
370,000	5.000	07/01/30	251,600
5,115,000	5.125	07/01/37	3,427,050
29,835,000	5.250	07/01/42	19,989,450
3,470,000	6.000	07/01/47	2,429,000
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2006 A (CC/Caa3)
115,000	5.250	07/01/30	74,175

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (CC/Caa3)
$185,000	5.500%	07/01/39	$ 119,787
Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
37,460,000	8.000	07/01/35	24,957,725
Puerto Rico Commonwealth Highway & Transportation Authority RB (CC/Ca)
215,000	5.000	07/01/28	55,900
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2005 L (AMBAC) (CC/Ca)
24,730,000	5.250	07/01/38	24,668,175
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (NATL-RE) (AA-/A3)
200,000	5.250	07/01/33	202,410
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (AMBAC) (D/Ca)
1,500,000	5.500	07/01/23	1,602,930
1,000,000	5.500	07/01/27	1,055,240
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2009 B (CC/Caa3)
645,000	5.875	07/01/36	417,637
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2011 A (CC/Caa3)
1,260,000	5.750	07/01/41	815,850
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2011 C (CC/Caa3)
205,000	6.500	07/01/40	133,762
Puerto Rico Commonwealth Public Improvement GO Bonds Series 2007 A (CC/Caa3)
4,000,000	5.250	07/01/32	2,590,000
4,000,000	5.250	07/01/37	2,590,000
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
33,042,000	0.953	07/01/29	23,790,240
Puerto Rico Electric Power Authority RB Refunding Series 2010 ZZ (D/Caa3)(h)
9,700,000	5.250	07/01/26	6,377,750
Puerto Rico Electric Power Authority RB Refunding Series 2012 A (D/Caa3)(h)
19,720,000	5.000	07/01/42	12,965,900
Puerto Rico Electric Power Authority RB Series 2008 WW (D/Caa3)(h)
2,000,000	5.500	07/01/20	1,317,860
3,275,000	5.000	07/01/28	2,153,312
825,000	5.250	07/01/33	542,438
Puerto Rico Electric Power Authority RB Series 2010 XX (D/Caa3)(h)
7,590,000	5.250	07/01/40	4,990,425
Puerto Rico Electric Power Authority RB Series 2013 A (D/Caa3)(h)
5,210,000	7.000	07/01/33	3,425,575
5,205,000	6.750	07/01/36	3,422,288
5,440,000	7.000	07/01/40	3,576,800
Puerto Rico Electric Power Authority RB Series A-4 (NR/NR)
747,236	10.000	07/01/19	755,956
Puerto Rico Electric Power Authority RB Series B-4 (NR/NR)
747,235	10.000	07/01/19	747,235
Puerto Rico Electric Power Authority RB Series E-1 (NR/NR)
5,036,850	10.000	01/01/21	5,024,258
Puerto Rico Electric Power Authority RB Series E-2 (NR/NR)
5,036,850	10.000	07/01/21	5,024,258
Puerto Rico Electric Power Authority RB Series E-3 (NR/NR)
1,678,950	10.000	01/01/22	1,674,753

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Electric Power Authority RB Series E-4 (NR/NR)
$1,678,950	10.000%	07/01/22	$ 1,674,753
Puerto Rico Infrastructure Financing Authority Special Tax RB Series 2005 A (AMBAC) (D/Ca)(e)
4,750,000	0.000	07/01/34	1,426,615
3,750,000	0.000	07/01/35	1,051,162
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2009 P (COMWLTH GTD) (CC/Caa3)
1,000,000	6.125	07/01/23	610,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (CC/Ca)
2,000,000	6.375	08/01/39	906,260
2,700,000	6.000	08/01/42	1,208,250
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (CC/Ca)
4,925,000	5.375	08/01/39	2,154,688
4,455,000	5.500	08/01/42	1,960,200
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (CC/Ca)(e)
25,000,000	0.000	08/01/39	2,290,000
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (CC/Ca)
40,875,000	5.250	08/01/41	17,831,719
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2011 A-1 (CC/Ca)
1,500,000	5.000	08/01/43	648,750
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (CC/Ca)(b)
23,300,000	0.000	08/01/32	10,019,466
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(e)
10,000,000	0.000	08/01/33	1,331,800
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation Series 2010 A (CC/Ca)(b)
10,130,000	0.000	08/01/33	3,140,604
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
27,290,000	6.500	08/01/44	12,416,950
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 A-1 (CC/Ca)
500,000	5.250	08/01/43	218,125
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Series 2011 C (CC/Caa3)
500,000	5.000	08/01/40	347,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Refunding Subseries A (CC/Ca)
485,000	5.750	08/01/37	215,219

			287,823,662

Rhode Island – 0.1%
Rhode Island Health and Educational Building Corp. RB Refunding for Care New England Series 2013 A (BB/NR)
2,500,000	6.000	09/01/33	2,883,775
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (CCC/NR)(e)
46,215,000	0.000	06/01/52	2,493,299

			5,377,074

South Carolina – 0.7%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
3,589,000	6.875	11/01/35	3,588,821

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)
South Carolina Jobs - Economic Development Authority Hospital RB Refunding for Palmetto Health Series 2011 A (AGM) (AA/A2)
$4,000,000	6.500%	08/01/39	$ 4,957,280
South Carolina Public Service Authority RB Tax-Exempt Series 2015 E (AA-/A1)
7,750,000	5.250	12/01/55	9,409,973
South Carolina State Ports Authority RB Series 2015 (AMT) (A+/A1)
12,375,000	5.250	07/01/55	14,585,917

			32,541,991

Tennessee – 0.5%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,210,000	5.125	04/01/23	1,235,216
Johnson City Health & Educational Board Retirement Facilities RB for Mountain States Health Alliance Series 2012 A (BBB+/Baa1)
1,500,000	5.000	08/15/42	1,661,850
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
5,500,000	6.500	07/01/38	6,350,080
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	2,058,540
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Vanderbilt University Medical Center Series 2016 A (NR/A3)
2,500,000	5.000	07/01/40	3,039,425
4,200,000	5.000	07/01/46	5,081,496
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	2,012,920
Shelby County Health Educational & Housing Facilities Board RB Refunding for The Village at Germantown Residential Care Facility Mortgage Series 2012 (NR/NR)
2,000,000	5.375	12/01/47	2,117,980

			23,557,507

Texas – 7.3%
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-1 (NR/NR)
15,000	9.750	01/01/26	15,000
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
1,815,000	9.750	01/01/26	1,815,000
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
3,250,000	6.200	07/01/45	3,564,957
Board of Managers, Joint Guadalupe County - City of Seguin Hospital Mortgage Improvement RB Refunding Bonds Series 2015 (BB/NR)
1,950,000	5.250	12/01/35	2,196,363
2,435,000	5.000	12/01/40	2,644,069
1,950,000	5.000	12/01/45	2,104,674
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (NR/WR)(h)
4,740,000	5.000	03/01/41	82,950

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (NR/WR)(h)
$9,275,000	6.750%	10/01/38	$ 162,312
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015A (BBB+/Baa2)
3,900,000	5.000	01/01/45	4,628,559
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2016 (BBB+/Baa2)
1,600,000	5.000	01/01/40	1,909,104
2,465,000	5.000	01/01/46	2,929,850
City of Celina Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Major Improvement Area Project Series 2015 (NR/NR)
3,920,000	7.500	09/01/45	4,512,547
City of Celina, Texas Municipal Corp. Special Assessment RB for Wells South Public Improvement District Neighorhood Improvement Area #1 Project Series 2015 (NR/NR)
1,845,000	6.250	09/01/45	2,004,150
Dallas County Flood Control District No. 1 Unlimited Tax GO Refunding Series 2015 (NR/NR)(g)
1,250,000	5.000	04/01/28	1,356,125
3,250,000	5.000	04/01/32	3,463,753
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 A (NR/Baa3)
1,545,000	4.750	05/01/38	1,716,433
Fort Bend County Industrial Development Corp. RB for NRG Energy, Inc. Project Series 2012 B (NR/Baa3)
5,250,000	4.750	11/01/42	5,832,540
Grand Parkway Transportation Corp. System Toll RB First Tier Series 2013 A (BBB/NR)
11,820,000	5.500	04/01/53	13,956,110
Harris County Cultural Education Facilities Finance Corp. RB First Mortgage for Brazos Presbyterian Homes, Inc. Project Series 2013 B (BB+/NR)
3,030,000	7.000	01/01/48	3,636,697
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Terminal Improvement Projects Series 2011 A (AMT) (BB-/B1)
9,000,000	6.625	07/15/38	10,557,090
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal E Project Series 2014 A (AMT) (BB-/B1)
9,250,000	5.000	07/01/29	10,488,390
Houston Airport System Special Facilities RB Refunding for United Airlines, Inc. Terminal Improvement Projects Series 2015 B-1 (AMT) (BB-/NR)
7,500,000	5.000	07/15/35	8,382,525
Houston Utilities System RB Refunding First Lien Series 2016 B (AA/Aa2)
21,380,000	5.000	11/15/36	26,920,199
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa1)
5,200,000	6.300	11/01/29	5,842,408
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 A (AMT) (BB-/NR)(g)
14,000,000	5.750	10/01/31	14,971,460
Mission Economic Development Corp. RB for Natgasoline Project Senior Lien Series 2016 B (AMT) (BB-/NR)(g)
9,500,000	5.750	10/01/31	10,159,205

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
$335,000	5.000%	04/01/31	$ 398,040
300,000	5.000	04/01/36	350,598
1,250,000	5.000	04/01/48	1,422,313
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Tarleton State University Collegiate Housing Project Series 2015 A (BBB-/Baa3)
1,000,000	5.000	04/01/47	1,133,750
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Texas A&M University at Galveston Collegiate Housing Project Series 2014 A (NR/Baa3)
1,385,000	4.750	04/01/46	1,533,029
North Texas Tollway Authority RB First Tier Series 2009 A (A/A1)
4,790,000	6.250	01/01/39	5,370,692
North Texas Tollway Authority RB Refunding First Tier Series 2009 A (NR/NR)(d)
20,795,000	6.250	01/01/19	23,606,900
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (A-/A2)(d)
32,000,000	5.750	01/01/18	34,429,440
North Texas Tollway Authority System RB Refunding First Tier Series 2016 A (A/A1)
3,000,000	5.000	01/01/39	3,649,680
Rowlett Special Assessment RB for Bayside Public Improvement District North Improvement Area Project Series 2016 (NR/NR)
280,000	5.750	09/15/36	287,081
750,000	6.000	09/15/46	768,750
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (NR/WR)(h)
5,950,000	5.200	05/01/28	104,125
San Antonio Texas Water System RB Refunding Junior Lien Series 2015 B (AA/Aa2)
15,000,000	5.000	05/15/39	18,363,300
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB-/NR)
4,180,000	5.125	05/15/37	4,188,235
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2006 B (BBB+/Baa1)(c)
7,825,000	1.137	12/15/26	7,265,669
Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (BBB+/Baa1)
18,785,000	6.250	12/15/26	24,281,491
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Blueridge Transportation Group, LLC SH 288 Toll Lanes Project Series 20016 (BBB-/Baa3)
3,900,000	5.000	12/31/50	4,532,814
3,900,000	5.000	12/31/55	4,515,381
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,500,000	6.875	12/31/39	8,825,025
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2013 (AMT) (BBB-/Baa3)
5,000,000	6.750	06/30/43	6,268,250
Texas Transportation Commission Central Turnpike System RB Refunding Second Tier Series 2015 C (BBB+/Baa1)
7,850,000	5.000	08/15/42	9,219,119

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas Water Development Board State Water Implementation Revenue Fund RB Series 2015 A (AAA/NR)
$20,000,000	5.000%	10/15/45	$ 24,655,600
Viridian Municipal Management District Tarrant County Special Assessment RB Series 2015 (NR/NR)
350,000	4.000	12/01/21	374,360
500,000	4.000	12/01/27	515,845
1,550,000	4.750	12/01/35	1,624,803
875,000	4.750	12/01/43	910,630

			334,447,390

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2014 C (BBB+/NR)
8,350,000	5.000	10/01/39	9,166,714
Virgin Islands Public Finance Authority RB Refunding Series 2014 C (AGM) (AA/A2)
3,515,000	5.000	10/01/39	4,074,166
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (NR/B2)
2,000,000	6.000	10/01/39	2,230,420

			15,471,300

Utah – 0.5%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (AMT) (NR/NR)
20,325,000	7.100	08/15/23	23,038,591

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB for St. Michael’s College Project Series 2012 (BBB+/Baa1)
2,250,000	5.000	10/01/42	2,534,085

Virginia – 0.7%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
1,000,000	5.000	01/01/31	1,013,170
Alexandria City IDA for Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2015 (BBB/NR)
2,700,000	5.000	10/01/45	3,132,675
Mosaic District Community Development Authority RB Series 2011 A (NR/NR)
3,580,000	6.250	03/01/21	4,076,582
2,000,000	6.625	03/01/26	2,302,240
7,000,000	6.875	03/01/36	8,096,970
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	727,617
1,000,000	5.300	09/01/31	1,002,750
Tobacco Settlement Financing Corp. RB Refunding Asset-Backed Bonds Series 2007 (B-/B3)
2,000,000	5.200	06/01/46	1,999,900
Tobacco Settlement Financing Corp. Senior Asset-Backed Bonds Series 2007 B-1 (B-/B3)
4,620,000	5.000	06/01/47	4,471,559
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,563,480

			31,386,943

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Washington – 0.5%
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(g)(i)
$3,955,000	15.574%	01/01/23	$ 5,835,840
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(g)(i)
4,150,000	15.580	01/01/24	6,117,390
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
4,000,000	5.750	12/01/35	4,434,720
Washington Health Care Facilities Authority RB for Kadlec Regional Medical Center Series 2012 (NR/WR)(d)
3,000,000	5.000	12/01/21	3,615,540
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 A (ASSURED GTY) (AA/Aa3)(d)
750,000	6.000	08/15/19	869,490
Washington Health Care Facilities Authority RB for MultiCare Health System RMKT 02/26/09 Series 2008 B (ASSURED GTY) (AA/Aa3)(d)
1,750,000	6.000	08/15/19	2,028,810

			22,901,790

West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. - Amos Project Series 2010 A (BBB/Baa1)
4,000,000	5.375	12/01/38	4,487,160

Wisconsin – 0.9%
Public Finance Authority Exempt Facilities RB Refunding for Celanese Project Series 2016 C (AMT) (BBB-/Ba2)
5,900,000	4.300	11/01/30	6,365,510
Public Finance Authority Student Housing RB for CHF-Cullowhee, LLC-Western Carolina University Project Series 2015 A (BBB-/NR)
3,250,000	5.250	07/01/47	3,621,605
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
3,180,000	5.000	05/15/36	3,186,423
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (NR/WR)(d)
15,380,000	5.250	08/15/16	15,457,977
Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (NR/WR)(d)
10,620,000	5.125	08/15/16	10,672,994

			39,304,509

Total State-Specific Municipal Debt Obligations (Cost $4,115,568,603)			$4,457,564,407

Corporate Obligation – 0.2%
Materials – 0.2%
AK Steel Corp.
$5,200,000	7.625%	10/01/21	$ 4,719,000
6,800,000	8.375	04/01/22	6,477,000

Total Corporate Obligations (Cost $6,729,207)			$ 11,196,000

TOTAL INVESTMENTS – 97.9% (Cost $4,122,297,810)			$4,468,760,407

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.1%			94,563,489

NET ASSETS – 100.0%			$4,563,323,896

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	When-issued security.

(b)	Zero coupon bond until next reset date.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on June 30, 2016.

(g)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $215,140,488, which represents approximately 4.7% of net assets as of June 30, 2016.

(h)	Security is currently in default.

(i)	Inverse floating rate security. Interest rate disclosed is that which is in effect on June 30, 2016.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Investment Abbreviations:
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
ASSURED GTY	— Insured by Assured Guaranty
COMWLTH GTD	— Commonwealth Guaranteed
COPS	— Certificates of Participation
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
GO	— General Obligation
IDA	— Industrial Development Authority
LIBOR	— London Interbank Offered Rate
MUN GOVT GTD	— Municipal Government Guaranteed
NATL-RE	— Insured by National Public Finance Guarantee Corp.
NR	— Not Rated
PCRB	— Pollution Control Revenue Bond
PILOT	— Payment in Lieu of Taxes
Q-SBLF	— Qualified School Board Loan Fund
RB	— Revenue Bond
RITES	— Residual Interest Tax Exempt Securities
RMKT	— Remarketed
ST AID WITHHLDG	— State Aid Withholding
ST APPROP	— State Appropriation
WR	— Withdrawn Rating
XLCA	— Insured by XL Capital Assurance, Inc.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2016 (a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	$4,000	1.000%	03/20/23	1.042%	$(133,381)	$124,513
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.700	06/20/21	0.834	—	407,269
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	9,000	1.000	03/20/23	1.042	(300,109)	280,155
	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	15,000	1.000	09/20/23	1.091	(504,424)	422,997
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.830	06/20/21	3.592	—	(649,573)
Morgan Stanley Co., Inc.	California State Various Purpose GO Bonds, Series 2003, 5.250%, 02/01/2018	10,000	1.000	12/20/23	1.115	(211,787)	140,675
	Illinois State GO Bonds, Series A, 5.000%, 06/01/2029	10,000	1.000	12/20/23	3.996	(573,274)	(780,001)

TOTAL						$(1,722,975)	$(53,965)

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACT

		Rates Exchanged		Market Value
Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

$87,200	09/21/46	3 Month LIBOR	2.750%	$(14,502,865)	$(4,756,254)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$4,099,570,596

Gross unrealized gain	610,830,012
Gross unrealized loss	(241,640,201)

Net unrealized security gain	$369,189,811

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – 98.9%
Alabama – 1.5%
Alabama 21st Century Authority Tobacco Settlement RB Series 2012 A (A/NR)
$2,435,000	5.000%	06/01/17	$ 2,525,655
1,500,000	5.000	06/01/18	1,614,570
Alabama Federal Aid Highway Finance Authority Refunding for Grant Anticipation Bonds Series 2011 (AA/A1)
11,400,000	4.000	03/01/17	11,646,012
Alabama State GO Bonds Series 2007 A (AGM) (AA/Aa1)
5,020,000	5.000	08/01/17	5,255,639
Alabama State Public School & College Authority Capital Improvement RB Refunding Series 2014 B (AA/Aa1)
8,275,000	5.000	01/01/21	9,739,427
Black Belt Energy Gas District RB Series 2016 A (NR/Aa3)(a)
20,000,000	4.000	06/01/21	22,482,800
Houston County Health Care Authority RB for Southeast Alabama Medical Center Series 2016 A (BBB/NR)(b)
235,000	5.000	10/01/16	237,025
100,000	3.000	10/01/17	101,947
210,000	3.000	10/01/18	216,840
160,000	3.000	10/01/19	166,840
75,000	4.000	10/01/20	81,765
85,000	4.000	10/01/21	93,690
85,000	4.000	10/01/22	94,574
Jefferson County Subordinate Lien Sewer RB Warrants Series 2013 D (BBB-/NR)
1,000,000	5.000	10/01/16	1,008,330
1,750,000	5.000	10/01/17	1,822,047
1,875,000	5.000	10/01/18	2,000,756
1,300,000	5.000	10/01/21	1,474,928
1,745,000	5.000	10/01/22	2,012,823
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
3,850,000	3.000	08/15/16	3,861,435

			66,437,103

Alaska – 0.1%
North Slope Borough Alaska GO Bonds Series 2012 A (AA-/Aa2)
340,000	4.000	06/30/17	351,077
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (NR/Ba1)
4,015,000	4.625	06/01/23	4,040,254

			4,391,331

Arizona – 3.8%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (AA-/NR)(c)
30,300,000	1.243	01/01/37	28,213,239
Arizona Health Facilities Authority Hospital RB Refunding for Phoenix Children’s Hospital Series 2013 A (BBB+/NR)(a)
5,000,000	2.250	02/05/20	5,115,750
Arizona School Facilities Board COPS Refunding Series 2015 A (AA-/Aa3)
8,000,000	5.000	09/01/20	9,280,720
Arizona Transportation Board Excise Tax RB Refunding for Regional Area Road Series 2014 (AA+/Aa1)
4,150,000	5.000	07/01/19	4,675,099
Arizona Transportation Board Highway RB Series 2008 A (AAA/Aa1)(d)
7,000,000	5.000	07/01/18	7,605,710

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Arizona – (continued)
Glendale City GO Bonds Refunding Series 2015 (AGM) (AA/A2)
$365,000	4.000%	07/01/18	$ 387,970
1,600,000	4.000	07/01/19	1,744,320
3,000,000	4.000	07/01/20	3,347,100
3,400,000	4.000	07/01/21	3,866,480
1,665,000	5.000	07/01/22	2,020,827
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2012 (AA/A1)
1,000,000	4.000	07/01/16	1,000,000
1,500,000	5.000	07/01/17	1,563,420
Glendale City Senior Lien Water & Sewer RB Refunding Obligations Series 2015 (AA/A1)
4,635,000	4.000	07/01/18	4,934,236
10,830,000	5.000	07/01/19	12,169,454
Maricopa County Arizona COPS Series 2015 (AA+/Aa1)
9,000,000	3.000	07/01/18	9,373,050
Maricopa County Arizona Paradise Valley Unified School District No. 69 GO Bonds Refunding for School Improvement Project of 2011 Series 2015 E (AA/Aa2)
2,860,000	4.000	07/01/18	3,042,325
12,115,000	3.000	07/01/19	12,877,639
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project RMKT 05/30/13 Series 2009 C (A-/A2)(a)
6,500,000	1.750	05/30/18	6,589,050
Maricopa County Arizona School Improvement Refunding for Peoria Unified School District No. 11 Series 2015 (AGM) (AA/A2)
3,000,000	4.000	07/01/19	3,273,390
Maricopa County Community College District GO Bonds Series 2013 (AAA/Aaa)
9,920,000	2.000	07/01/17	10,062,253
10,010,000	3.000	07/01/19	10,667,657
Maricopa County Phoenix High School District No. 210 School Improvement GO Bonds Series 2006 C (NATL-RE) (AA/Aa2)(d)
3,800,000	5.000	07/01/16	3,800,000
Maricopa County Phoenix High School District No. 210 School Improvement GO Refunding Bonds Series 2014 (AA/Aa2)
8,140,000	3.000	07/01/17	8,332,592
1,000,000	4.000	07/01/18	1,065,380
1,000,000	3.000	07/01/19	1,065,400
Pima County COPS Series 2016 A (A+/NR)
5,335,000	5.000	12/01/18	5,855,056
Pima County GO Bonds Series 2013 A (AA-/NR)
1,405,000	1.750	07/01/17	1,421,003
Yavapai County IDA Solid Waste Disposal RB for Waste Management, Inc. Project Series 2002 (AMT) (A-/NR)(a)
5,000,000	2.125	06/01/18	5,067,800

			168,416,920

Arkansas – 1.1%
Arkansas Development Finance Authority State Park Facilities RB Refunding for Mt. Magazine Project Series 2012 (AGM) (AA/NR)
2,065,000	2.000	01/01/17	2,079,827
1,885,000	3.000	01/01/18	1,950,127

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Arkansas – (continued)
Arkansas Federal Highway Grant Anticipation GO Bonds RB Series 2014 (AA/Aa1)
$5,000,000	5.000%	04/01/18	$ 5,373,000
Arkansas State GO Bonds for Four-Lane Highway Construction & Improvement Series 2013 (AA/Aa1)
17,775,000	3.250	06/15/22	19,662,350
Jefferson County Pollution Control RB Refunding for Entergy Arkansas, Inc. Project Series 2013 (A-/A2)
3,000,000	1.550	10/01/17	3,026,490
Little Rock Arkansas School District GO Bonds Refunding Series 2015 (ST AID WITHHLDG) (NR/Aa2)
6,000,000	3.000	02/01/21	6,417,960
Little Rock Arkansas Sewer RB Refunding Series 2015 (NR/Aa3)
1,240,000	3.000	04/01/20	1,328,821
1,075,000	3.000	10/01/20	1,158,839
North Little Rock School District No. 1 Construction GO Bonds Series 2013 B (ST AID WITHHLDG) (NR/Aa2)
1,440,000	5.000	02/01/17	1,475,784
Springdale Arkansas Sales and Use Tax RB Series 2012 (AA-/NR)
845,000	2.000	11/01/16	848,904
1,915,000	2.000	11/01/17	1,947,880
1,465,000	2.000	11/01/18	1,500,204
720,000	2.000	11/01/19	742,968

			47,513,154

California – 10.1%
Abag Finance Authority RB for Sharp Health Care Series 2011 A (AA-/Aa3)
3,000,000	5.000	08/01/16	3,011,550
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (AMBAC) (BBB+/Baa2)(e)
745,000	0.000	10/01/19	701,679
255,000	0.000	10/01/20	234,383
Alameda Corridor Transportation Authority RB for Capital Appreciation Refunding Subordinate Lien Series 2004 A (ETM) (AMBAC) (BBB+/Baa2)(d)(e)
9,420,000	0.000	10/01/19	9,144,277
12,300,000	0.000	10/01/20	11,781,186
Anaheim Public Financing Authority Lease RB for Convention Center Expansion Project Series 2014 A (AA-/NR)
1,250,000	5.000	05/01/17	1,295,725
Anaheim Redevelopment Agency Tax Allocation Refunding for Merged Redevelopment Project Area Series 2007 A (AGM) (AA/A2)
50,000	5.000	02/01/24	53,074
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 05/01/13 Series 2006 C-1 (AA/Aa3)(a)
10,000,000	1.300	05/01/23	10,061,500
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area RMKT 06/03/13 Series 2006 C-1 (AA/Aa1)(a)
7,000,000	1.300	05/01/23	7,043,050
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2001 A (AA/NR)(a)
15,000,000	1.650	04/01/27	14,907,150
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2006 C-2 (AA/Aa3)(a)
26,050,000	1.450	08/01/17	26,175,561

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Bay Area Toll Authority Toll Bridge Authority RB for San Francisco Bay Area Series 2014 (AA/Aa3)(a)
$2,000,000	1.500%	04/02/18	$ 2,020,880
Benicia Unified School District GO Bonds Refunding Series 1997 A (NATL-RE FGIC) (AA-/Aa3)(e)
1,735,000	0.000	08/01/17	1,715,499
1,510,000	0.000	08/01/18	1,474,288
Bonita Canyon Public Facilities Financing Authority Special Tax for Community Facilities District No. 98-1 Series 2012 (NR/NR)
650,000	3.000	09/01/16	651,579
735,000	3.000	09/01/17	745,349
1,000,000	3.250	09/01/18	1,030,040
Buena Park Community Redevelopment Agency Tax Allocation for Consolidated Redevelopment Project Series 2008 A (A/A3)
25,000	4.300	09/01/16	25,147
California Department of Water Resources RB Refunding for California Central Valley Project Water System Series 2016 AV (AAA/Aa1)
4,035,000	5.000	12/01/19	4,615,919
2,840,000	5.000	12/01/20	3,352,279
3,950,000	5.000	12/01/21	4,788,190
California Health Facilities Financing Authority RB for Children’s Hospital Los Angeles Series 2012 B (BBB+/Baa2)(a)
8,000,000	2.200	07/01/17	8,031,760
California Health Facilities Financing Authority RB Refunding for Lucile Salter Packard Children’s Hospital at Stanford Series 2008 B (AA-/Aa3)(a)(d)
5,000,000	1.450	03/15/17	5,029,600
California Municipal Finance Authority RB for NorthBay Healthcare Group Series 2013 A (BBB-/NR)(a)
5,000,000	2.500	11/01/16	5,000,050
California Municipal Finance Authority RB Refunding for NorthBay Healthcare Group Series 2013 B (BBB-/NR)
1,700,000	5.000	11/01/16	1,721,386
3,480,000	5.000	11/01/17	3,644,569
California Municipal Finance Authority Student Housing RB for Bowles Hall Foundation Series 2015 A (NR/Baa3)
150,000	3.000	06/01/20	156,984
100,000	4.000	06/01/22	110,086
California Pollution Control Financing Authority PCRB Refunding for U.S.A. Waste Services, Inc. Series 1998 A (AMT) (A-/NR)
1,900,000	1.500	06/01/18	1,920,729
California State University Systemwide RB Series 2016 B-1 (AA-/Aa2)(a)
10,000,000	3.000	11/01/19	10,568,900
California State Various Purpose GO Bonds Refunding Series 2012 (AA-/Aa3)
1,150,000	2.000	09/01/16	1,153,002
2,055,000	5.000	09/01/19	2,326,609
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)
5,000,000	3.000	09/01/18	5,246,350
4,000,000	5.000	09/01/18	4,367,720
2,575,000	3.000	09/01/19	2,755,173
5,000,000	5.000	09/01/20	5,842,600
California State Various Purpose GO Bonds Series 2016 (AA-/Aa3)(a)
52,000,000	4.000	12/01/21	59,017,920

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Carlsbad Improvement Bonds Refunding Reassessment District No. 2012-1 Series 2013 (NR/NR)
$400,000	3.000%	09/02/17	$ 408,140
Corona-Norco Unified School District Public Financing Authority Special Tax Refunding Senior Lien Series 2013 A (A-/NR)
500,000	3.000	09/01/16	502,220
275,000	4.000	09/01/18	295,028
Del Mar Race Track Authority RB Series 2015 (BBB-/NR)
220,000	2.000	10/01/16	220,511
295,000	3.000	10/01/17	301,310
Fontana Redevelopment Agency Tax Allocation Refunding for Jurupa Hills Redevelopment Project Series 1999 A (A/NR)
465,000	5.500	10/01/17	466,409
Golden Empire Schools Financing Authority RB Refunding for Kern High School District Projects Series 2016 (SP-1/MIG1)(c)
3,000,000	0.900	05/01/17	2,999,940
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 A-1 (BBB+/Aaa)
4,900,000	5.000	06/01/17	5,094,726
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2013 A (ST APPROP) (A+/A1)
4,225,000	3.000	06/01/17	4,309,204
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (B/B3)
15,225,000	4.500	06/01/27	15,512,600
Irvine City Limited Obligation Improvement Bond Reassessment District No. 12-1 Series 2012 Act 1915 (BBB+/NR)
1,215,000	4.000	09/02/17	1,263,211
1,250,000	4.000	09/02/18	1,329,200
1,895,000	4.000	09/02/19	2,060,642
Irvine City Limited Obligation Improvement Bond Reassessment District No. 13-1 Series 2013 (BBB+/NR)
625,000	2.000	09/02/17	634,331
Irvine City Limited Obligation Improvement Bond Reassessment District No. 15-2 Series 2015 (NR/NR)
300,000	2.000	09/02/16	300,648
400,000	3.000	09/02/17	409,260
500,000	4.000	09/02/18	529,695
1,000,000	4.000	09/02/19	1,078,680
725,000	4.000	09/02/20	795,898
775,000	5.000	09/02/21	898,217
Lake Elsinore Public Financing Authority Local Agency RB Refunding for Community Facilities District No. 88-3 Series 2015 B (AGM) (AA/NR)
1,235,000	5.000	09/01/20	1,418,583
Lake Elsinore Public Financing Authority Local Agency RB Refunding Series 2015 (NR/NR)
355,000	3.000	09/01/17	361,511
1,495,000	4.000	09/01/18	1,559,599
1,000,000	4.000	09/01/19	1,056,390
840,000	5.000	09/01/21	945,672
Long Beach California Harbor Revenue Short-Term Notes Series 2014 C (AA/NR)
20,000,000	5.000	11/15/18	22,027,600

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Los Alamitos Unified School District GO Bonds for School Facilities Improvement District No.1 Series 2011 (ETM) (SP-1+/Aa2)(d)(e)
$1,750,000	0.000%	09/01/16	$ 1,748,583
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (AA-/A3)
540,000	5.500	07/01/17	563,296
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding First Tier Senior Series 2011 A (AAA/Aa1)
10,000,000	5.000	07/01/17	10,439,100
Los Angeles County Public Works Financing Authority Lease RB for Multiple Capital Projects II Series 2012 (AA/A1)
1,500,000	5.000	08/01/18	1,632,600
Los Angeles Unified School District GO Bonds Series 2004 F (FGIC) (AA-/Aa2)
455,000	5.000	07/01/17	455,000
Los Angeles Unified School District GO Refunding Bonds Election of 2008 Series 2016 A (AAA/Aa2)
20,000,000	3.000	07/01/20	21,722,800
Manteca Unified School District Special Tax Community Facilities District No. 1989-2 Series 2013 B (AGM) (AA/A2)
410,000	3.000	09/01/16	411,583
275,000	4.000	09/01/17	285,301
Miramar Ranch North California Special Tax Refunding for Community Facilities District No.1 Series 2012 (A/NR)
1,000,000	3.000	09/01/16	1,003,860
1,895,000	4.000	09/01/17	1,966,877
3,075,000	4.000	09/01/19	3,357,562
Modesto Irrigation District RB for Electric System Series 2011 A (A+/A2)
1,000,000	5.000	07/01/17	1,042,380
Mountain View California Shoreline Regional Park Community Tax Allocation Series 2011 A (A/NR)
300,000	4.000	08/01/16	300,837
225,000	4.000	08/01/17	232,920
350,000	5.000	08/01/18	378,602
Murrieta Public Financing Authority Special Tax RB Refunding Series 2012 (BBB-/NR)
1,965,000	5.000	09/01/18	2,126,700
1,000,000	5.000	09/01/19	1,116,550
Natomas Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
890,000	3.000	09/01/16	893,435
Natomas Unified School District GO Bonds Refunding Series 2013 (BAM) (AA/A1)
410,000	3.000	09/01/18	429,659
730,000	4.000	09/01/20	819,491
650,000	4.000	09/01/21	741,715
Oxnard Community Development Commission Tax Allocation for HERO Project Area Series 2008 (AGM) (AA/A2)
120,000	5.000	09/01/16	120,853
Palm Desert Financing Authority RB Tax Allocation for Project Area No. 1 As Amended Series 2006 A (NATL-RE) (AA-/A3)
700,000	5.250	04/01/20	706,713
Palm Desert Financing Authority Tax Allocation RB Refunding for Housing Set-Aside Series 2007 (NATL-RE) (NR/A3)
100,000	5.000	10/01/20	104,495

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
Palo Alto Limited Obligation Refunding & Improvement for University Avenue Area Off-Street Parking Assessment District Series 2012 (BBB/NR)
$385,000	3.000%	09/02/18	$ 400,034
Rancho Cucamonga Redevelopment Agency Set Aside Allocation for Rancho Redevelopment Housing Series 2007 A (NATL-RE) (AA-/A3)
150,000	5.500	09/01/17	158,376
Roseville Finance Authority Special Tax Revenue Refunding Bonds Series 2012 (A/NR)
1,855,000	3.000	09/01/17	1,902,377
Sacramento City Schools Joint Powers Financing Authority Lease RB Refunding Series 2014 A (BAM) (AA/NR)
1,065,000	4.000	03/01/17	1,089,186
1,000,000	4.000	03/01/18	1,056,170
Sacramento County Regional Transit District Farebox RB Series 2012 (A-/A3)
530,000	4.000	03/01/17	541,368
250,000	5.000	03/01/18	267,333
730,000	5.000	03/01/19	806,650
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(c)
43,220,000	0.981	12/01/35	40,746,087
Salida Area Public Facilities Financing Agency Community Facilities District No. 1988-1 Special Tax Bonds Series 2011 (AGM) (AA/NR)
1,470,000	3.000	09/01/16	1,476,115
1,515,000	3.000	09/01/17	1,558,299
1,310,000	3.000	09/01/18	1,369,657
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (A/A2)
800,000	5.000	08/01/18	868,648
San Bernardino City Unified School District GO Bonds Refunding Series 2013 A (AGM) (AA/A2)
150,000	5.000	08/01/19	168,674
San Diego Public Facilities Financing Authority RB Refunding for Senior Sewer Series 2016 A (AA+/NR)
5,000,000	4.000	05/15/21	5,730,000
San Diego Redevelopment Agency Tax Allocation for Centre City Redevelopment Series 2006 A (AMBAC) (AA-/A2)
1,450,000	5.250	09/01/21	1,460,106
665,000	5.250	09/01/23	669,602
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA/A1)
4,455,000	5.000	05/01/17	4,616,850
San Francisco City & County GO Bonds for Clean & Safe Neighborhood Parks Series 2012 B (AA+/Aa1)
2,750,000	4.000	06/15/19	3,016,283
San Francisco City & County Redevelopment Financing Authority Tax Allocation for San Francisco Redevelopment Project Series 2003 B (NATL-RE FGIC) (AA-/A2)
135,000	5.250	08/01/17	135,124
San Jacinto Redevelopment Agency Tax Allocation for Redevelopment Project Area Series 2005 (XLCA) (A-/WR)
160,000	3.900	08/01/17	161,608
San Juan Unified School District Election of 2012 GO Bonds Series 2014 B (NR/Aa2)
2,000,000	3.000	08/01/19	2,138,180

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
California – (continued)
San Marcos Public Financing Authority Special Tax RB Refunding Series 2012 (A-/NR)
$620,000	2.000%	09/01/16	$ 621,339
1,260,000	2.250	09/01/17	1,281,798
1,000,000	4.000	09/01/19	1,090,260
San Ramon Valley Unified School District GO Bonds Series 1998 A (NATL-RE FGIC) (AA/Aa1)(e)
2,000,000	0.000	07/01/18	1,964,640
Simi Valley Community Development Agency Tax Allocation Refunding for Tapo Canyon and West End Project Series 2003 (NATL-RE FGIC) (AA-/A3)
600,000	5.250	09/01/18	601,908
Stockton Unified School District GO Bonds Refunding Series 2012 (AGM) (AA/A2)
400,000	4.000	07/01/17	412,868
1,090,000	5.000	07/01/19	1,223,438
Temecula Public Financing Authority for Wolf Creek Community Facilities District 03-03 Series 2012 Special Tax Refunding Bonds (NR/NR)
825,000	3.000	09/01/16	827,409
600,000	3.000	09/01/17	611,490
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds Series 2005 A-1 (B+/B3)
1,160,000	4.750	06/01/23	1,160,510
Ukiah Unified School District GO Bonds Series 1997 (NATL-RE FGIC) (AA-/A1)(e)
2,000,000	0.000	08/01/16	1,998,600
University of California Regents Medical Center Pooled RB Refunding Series 2007 C-2 (NATL-RE) (AA-/Aa3)(c)
3,500,000	1.030	05/15/30	3,404,450
15,000,000	1.160	05/15/43	13,597,500
Ventura County Capital Appreciation GO Bonds for Conejo Valley Unified School District for Election of 2014 Series A (AGM) (AA/A1)(e)
1,775,000	0.000	08/01/20	1,664,879
Western Riverside Water and Wastewater Financing Authority Local Agency RB Refunding Series 2013 A-1 (BBB+/NR)
265,000	4.000	09/01/16	266,505
525,000	4.000	09/01/17	543,864

			442,710,065

Colorado – 0.8%
Colorado E-470 Public Highway Authority Senior RB Refunding Series 2015 A (BBB+/A3)
1,000,000	5.000	09/01/20	1,151,720
Colorado Health Facilities Authority RB Refunding for Covenant Retirement Communities, Inc. Series 2015 A (BBB+/NR)
500,000	2.000	12/01/16	502,405
500,000	4.000	12/01/18	533,300
1,000,000	5.000	12/01/20	1,151,790
Denver Colorada City & County Board Water Commissioners RB Refunding for Master Resolution Water Series 2016 A (AAA/Aaa)
3,385,000	5.000	09/15/20	3,965,291
2,770,000	5.000	09/15/21	3,333,833
Denver Colorada City & County Board Water Commissioners RB Refunding for Master Resolution Water Series 2016 B (AAA/Aaa)
3,210,000	5.000	09/15/19	3,641,617
2,655,000	5.000	09/15/21	3,195,425

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Colorado – (continued)
Denver Colorado Health and Hospital Authority Healthcare RB Series B (BBB/NR)(c)
	$16,355,000	1.551%	12/01/33	$ 15,312,532
Jefferson County School District No. R-1 GO Bonds Series 2012 (ST AID WITHHLDG) (AA-/Aa2)
	1,750,000	3.000	12/15/16	1,769,110
Larimer County School District No. R-1 GO Refunding and Improvement Bonds Series 2012 (ST AID WITHHLDG) (NR/Aa2)
1,000,000		2.000	12/15/17	1,019,190
Plaza Metropolitan District No. 1 Tax Allocation Refunding Series 2013 (NR/NR)(f)
	1,000,000	4.000	12/01/16	1,008,080

				36,584,293

Connecticut – 1.2%
Connecticut State GO Bonds Refunding Series 2006 E (AA-/Aa3)
	5,250,000	5.000	12/15/17	5,356,680
Connecticut State GO Bonds Series 2013 A (AA-/Aa3)(c)
	3,000,000	0.740	03/01/17	3,000,480
	2,000,000	0.820	03/01/18	1,988,840
Connecticut State GO Bonds Series 2013 C (AA-/Aa3)
	7,555,000	5.000	07/15/19	8,424,429
Connecticut State GO Bonds Series 2015 C (AA-/Aa3)(c)
	10,000,000	1.200	06/15/20	9,927,800
Connecticut State Health & Educational Facilities Authority RB for Sacred Heart University Series 2012 H (AGM) (AA/A2)
	1,830,000	4.000	07/01/16	1,830,000
	1,000,000	2.000	07/01/17	1,009,200
	1,260,000	4.000	07/01/18	1,326,238
New Haven GO Bonds Refunding Series 2012 A (A-/A3)
	4,090,000	5.000	11/01/16	4,143,988
New Haven GO Bonds Refunding Series 2015 B (BAM) (AA/A3)
	6,115,000	5.000	08/15/21	7,150,453
Town of Hamden GO Refunding Bonds Series 2013 (A+/Baa1)
	1,685,000	5.000	08/15/18	1,813,852
	2,000,000	5.000	08/15/19	2,217,580
West Haven GO Refunding Bonds Series 2012 (AGM) (AA/A2)
	2,000,000	4.000	08/01/17	2,062,140
	2,100,000	4.000	08/01/18	2,217,159

				52,468,839

Delaware – 0.2%
Delaware Transportation Authority Transportation System Senior RB Refunding Series 2010 A (AA+/Aa2)
	1,900,000	5.000	07/01/19	2,137,405
New Castle County GO Bonds Refunding Series 2015 (AAA/Aaa)
	1,000,000	5.000	10/01/20	1,172,750
Sussex County Delaware GO Bonds Refunding Series 2012 A (AA+/Aa1)
	865,000	3.000	09/15/17	889,921
Sussex County Delaware GO Bonds Refunding Series 2012 B (AA+/Aa1)
	1,435,000	4.000	09/15/17	1,493,361

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Delaware – (continued)
University of Delaware RB Series 2013 A (AA+/Aa1)
$4,265,000	3.000%	11/01/17	$ 4,400,456

			10,093,893

Florida – 2.9%
Atlantic Beach Health Care Facilities RB Refunding for Fleet Landing Project Series 2013 A (BBB/NR)
300,000	3.000	11/15/16	302,115
970,000	4.000	11/15/18	1,020,421
Bartram Park Community Development District Special Assessment RB Refunding for City of Jacksonville Florida Senior Lien Series 2015 A-1 (BBB/NR)
560,000	1.500	05/01/17	560,997
570,000	2.000	05/01/18	573,659
580,000	2.300	05/01/19	587,291
600,000	2.600	05/01/20	610,506
615,000	3.000	05/01/21	630,559
500,000	3.125	05/01/22	515,445
500,000	3.250	05/01/23	515,120
Century Parc Community Development District Special Assessment Refunding Series 2012 (A-/NR)
180,000	2.500	11/01/16	180,068
185,000	2.750	11/01/17	186,145
190,000	3.000	11/01/18	192,683
195,000	3.250	11/01/19	200,632
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2007 A (ETM) (NATL-RE) (AA-/A1)(d)
6,235,000	5.000	03/01/17	6,415,940
Citizens Property Insurance Corp. Senior Secured RB for High Risk Account Series 2009 A-1 (A+/A1)
3,000,000	5.500	06/01/17	3,127,680
CityPlace Community Development District Special Assessment RB Refunding Series 2012 (A/NR)
615,000	5.000	05/01/17	634,194
1,375,000	5.000	05/01/18	1,466,424
1,890,000	5.000	05/01/19	2,074,105
Country Walk Community Development District Special Assessment Senior Lien RB Refunding Series 2015 A-1 (BBB+/NR)
175,000	1.500	05/01/17	175,156
180,000	2.250	05/01/18	180,797
185,000	2.500	05/01/19	186,558
190,000	2.750	05/01/20	192,897
Double Branch Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
500,000	2.125	05/01/17	498,560
250,000	2.400	05/01/18	248,540
250,000	2.700	05/01/19	250,265
250,000	3.000	05/01/20	248,833
Fishhawk Community Development District II Special Assessment Refunding Series 2013 A (A-/NR)
360,000	2.100	05/01/17	359,997
Florida Higher Educational Facilities Financing Authority RB for Nova Southeastern University Project Series 2012 A (A-/Baa1)
825,000	3.000	04/01/17	838,043
500,000	5.000	04/01/18	535,860
500,000	5.000	04/01/19	552,695
Florida State Full Faith and Credit State Board of Education Public Education Capital Outlay Tax-Exempt Bonds Series 2008 C (AAA/Aa1)
2,990,000	5.000	06/01/20	3,355,109

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-1 (AMBAC) (A/A2)(a)
$1,500,000	0.700%	10/01/21	$ 1,362,724
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-2 (AMBAC) (A/A2)(c)
5,400,000	0.683	10/01/21	4,905,659
Florida State Municipal Power Agency RB Refunding for St. Lucie Project Series 2002-3 (AMBAC) (A/A2)(c)
375,000	0.683	10/01/21	340,671
Heritage Landing Community Development District Special Assessment Refunding Series 2015 (BBB/NR)
500,000	2.250	05/01/17	503,445
415,000	2.000	05/01/18	416,697
425,000	2.250	05/01/19	428,128
535,000	2.500	05/01/20	541,629
Lakeland Hospital RB for Lakeland Regional Health System Series 2011 (NR/A2)
5,020,000	5.000	11/15/16	5,098,362
6,315,000	5.000	11/15/17	6,678,744
6,250,000	5.000	11/15/18	6,770,063
Manatee County Florida Public Utilities RB Refunding Series 2011 (AA+/Aa2)
1,180,000	4.000	10/01/16	1,189,900
Mediterra South Community Development District Capital Improvement RB Refunding Series 2012 (A-/NR)
275,000	3.600	05/01/17	278,328
285,000	3.800	05/01/18	294,633
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Series 2012 (BBB+/Baa1)
1,750,000	4.000	11/15/17	1,823,308
2,220,000	4.000	11/15/18	2,369,450
Miami Special Obligation Non-Ad Valorem RB for Port of Miami Tunnel Project Series 2012 (A/A1)(f)
2,210,000	4.000	03/01/17	2,258,576
2,300,000	4.000	03/01/18	2,424,108
2,390,000	5.000	03/01/19	2,629,024
2,510,000	5.000	03/01/20	2,841,169
2,635,000	5.000	03/01/21	3,056,943
2,770,000	5.000	03/01/22	3,273,724
Miami Special Obligation Refunding Series 2011 A (AGM) (AA/A1)
830,000	5.000	02/01/17	850,725
Miami-Dade County IDA Solid Waste Disposal RB for Waste Management Inc. Project Series 2006 (A-/NR)
2,000,000	1.500	10/01/18	2,025,600
Miami-Dade County School Board COPS Series 2007 B (NATL-RE FGIC) (AA-/A1)(d)
2,500,000	5.000	05/01/17	2,590,600
Orange County School Board COPS Series A (NATL-RE) (AA/Aa2)(d)
1,110,000	5.000	08/01/17	1,162,226
Orlando Florida Capital Improvement Special RB Refunding Series 2016 B (AA/Aa2)
1,525,000	5.000	10/01/21	1,824,205
Orlando Florida Community Redevelopment Agency Tax Increment RB Refunding for Conroy Road District Series 2012 (A-/NR)
1,180,000	5.000	04/01/17	1,212,745
1,245,000	5.000	04/01/18	1,324,020
1,305,000	5.000	04/01/19	1,429,915
1,375,000	5.000	04/01/20	1,545,981

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Osceola County School Board COPS Series 2013 A (A/Aa3)
$500,000	4.000%	06/01/17	$ 515,050
Palm Beach County Health Facilities Authority Hospital RB Refunding for Jupiter Medical Center, Inc. Project Series 2013 A (BBB+/Baa2)
370,000	4.000	11/01/16	373,970
720,000	4.000	11/01/17	747,266
630,000	4.000	11/01/18	668,134
Palm Beach County School Board COPS Refunding Series 2011 A (AA-/Aa3)(a)(d)
3,650,000	5.000	08/01/16	3,661,607
Palm Glades Community Development District Special Assessment Refunding Bonds Series 2016 (BBB/NR)
360,000	2.000	05/01/17	361,692
475,000	2.000	05/01/18	477,622
485,000	2.000	05/01/19	486,586
Parklands Lee Community Development District Special Assessment Refunding Senior Lien Series 2013 A-1 (A-/NR)
130,000	2.125	05/01/17	130,130
135,000	2.250	05/01/18	135,406
140,000	2.875	05/01/19	139,565
Portofino Isles Community Development District Special Assessment Refunding Series 2013 (BBB-/NR)
220,000	2.250	05/01/17	220,407
225,000	2.625	05/01/18	226,933
230,000	3.000	05/01/19	235,062
Reunion East Community Development District Special Assessment Refunding Series 2015 A (NR/NR)
2,525,000	4.000	05/01/20	2,600,472
Sausalito Bay Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	2.125	05/01/17	90,031
95,000	2.500	05/01/18	95,436
90,000	2.750	05/01/19	91,148
100,000	3.000	05/01/20	101,407
South Florida Water Management District Leasing Corp. COPS Series 2006 (AMBAC) (AA/Aa3)(d)
12,375,000	5.000	10/01/16	12,507,289
South Village Community Development District Capital Improvement and Special Assessment Refunding Senior Lien Series 2016 A-1 (BBB/NR)
290,000	2.000	05/01/17	292,027
295,000	2.000	05/01/18	298,806
300,000	2.000	05/01/19	304,122
310,000	2.000	05/01/20	313,422
100,000	2.000	05/01/21	100,411
100,000	2.125	05/01/22	99,917
100,000	2.375	05/01/23	100,281
100,000	2.500	05/01/24	99,998
100,000	2.750	05/01/25	100,310
100,000	3.000	05/01/26	100,591
South-Dade Venture Community Development District Special Assessment RB Refunding Series 2012 (BBB-/NR)
320,000	3.750	05/01/17	324,784
330,000	4.000	05/01/18	341,906
345,000	4.125	05/01/19	364,603
375,000	4.375	05/01/21	410,655
390,000	4.500	05/01/22	434,222

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)
Spicewood Community Development District Special Assessment Refunding Series 2013 (BBB/NR)
$110,000	2.250%	05/01/17	$ 109,962
110,000	2.500	05/01/18	110,349
115,000	2.875	05/01/19	116,856
Tampa Tax Allocation RB Refunding Cigarette - H. Lee Moffitt Cancer Center Series 2012 A (A+/A1)
560,000	3.000	09/01/16	562,229
425,000	4.000	09/01/17	441,222
Trails at Monterey Community Development District Special Assessment Refunding Series 2012 (A-/NR)
105,000	2.750	05/01/17	105,303
110,000	3.000	05/01/18	111,028
110,000	3.250	05/01/19	112,351
115,000	3.500	05/01/20	117,725
115,000	3.750	05/01/21	117,542
125,000	3.875	05/01/22	129,175
125,000	4.000	05/01/23	130,145
135,000	4.125	05/01/24	140,702
140,000	4.150	05/01/25	145,571
145,000	4.250	05/01/26	151,686
Turnbull Creek Community Development District Senior Special Assessment Refunding Series 2015 A-1 (BBB/NR)
415,000	2.300	05/01/19	420,790
125,000	2.600	05/01/20	128,346
Venetian Isles Community Development District Special Assessment RB Refunding Series 2013 (A+/NR)
225,000	2.125	05/01/17	227,725
230,000	2.500	05/01/18	237,385
235,000	2.875	05/01/19	242,633
240,000	3.000	05/01/20	250,310
Village Community Development District No. 10 Special Assessment RB Series 2012 (NR/NR)
1,155,000	4.500	05/01/23	1,279,347
Village Community Development District No. 7 Special Assessment RB Refunding Series 2015 (A/NR)
1,185,000	3.000	05/01/17	1,203,699
1,465,000	3.000	05/01/19	1,527,907
Waters Edge Community Development District Capital Improvement RB Refunding Senior Lien Series 2015 A-1 (BBB+/NR)
365,000	2.500	05/01/17	368,435
375,000	2.500	05/01/18	380,955
385,000	2.000	05/01/19	386,363
390,000	2.375	05/01/20	393,338
400,000	2.625	05/01/21	404,796
Wyndam Park Community Development District Special Assessment Refunding Series 2013 (A-/NR)
90,000	2.125	05/01/17	90,010
95,000	2.250	05/01/18	95,388
95,000	2.875	05/01/19	96,195

			128,755,332

Georgia – 1.7%
Carroll City-County Hospital Authority Revenue Anticipation Certificates for Tanner Medical Center, Inc. Project Series 2010 (CNTY GTD) (AA/WR)
1,530,000	4.000	07/01/16	1,530,000
Cobb County Kennestone Hospital Authority RB Refunding Anticipation Certificates Series 2012 (A/A2)
790,000	4.000	04/01/17	809,339

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)
Colquitt County School District Sales Tax GO Bonds Series 2013 (ST AID WITHHLDG) (NR/Aa1)
$1,650,000	4.000%	01/01/17	$ 1,677,192
DeKalb County Water and Sewerage RB Second Resolution Series 2011 A (A+/Aa3)
1,500,000	5.000	10/01/16	1,516,080
Dougherty County School District Sales Tax GO Bonds for Georgia State Aid Intercept Program Series 2013 (ST AID WITHHLDG) (NR/Aa1)
2,055,000	5.000	12/01/17	2,181,403
Douglas County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,985,000	4.000	04/01/17	3,062,311
Fulton County Development Authority RB Refunding for Spelman College Series 2012 (NR/A1)
1,010,000	4.000	06/01/18	1,072,287
Georgia State GO Bonds Refunding Series 2011 E-2 (AAA/Aaa)
11,495,000	4.000	09/01/17	11,952,731
Gwinnett County School District Sales Tax GO Bonds Series 2012 A (AAA/Aaa)
15,765,000	4.500	10/01/17	16,534,963
Jackson County School District GO Bonds Refunding Series 2012 (ST AID WITHHLDG) (AA+/Aa2)
3,030,000	5.000	03/01/17	3,119,324
4,215,000	5.000	03/01/18	4,520,967
Metropolitan Atlanta Rapid Transit Authority RB Series 2000 A (AAA/Aa1)(a)
7,700,000	0.700	07/01/17	7,700,000
Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Property V, LLC Project Series 2007 (AMBAC) (A+/WR)(c)
14,000,000	1.033	10/01/24	13,592,320
Richmond County Board of Education GO Bonds for Sales Tax Series 2012 (ST AID WITHHLDG) (AA+/Aa1)
2,500,000	5.000	10/01/16	2,526,850
2,000,000	3.000	10/01/17	2,060,280
Thomas County School District Sales Tax GO Bonds Series 2012 (ST AID WITHHLDG) (AA+/NR)
2,655,000	4.000	03/01/17	2,716,171

			76,572,218

Guam – 0.1%
Guam Government Privilege Special Tax Refunding Bonds Series 2015 D (A/NR)
265,000	4.000	11/15/18	281,944
1,525,000	5.000	11/15/21	1,781,688
Guam Waterworks Authority RB for Water & Wastewater System Series 2016 (A-/Baa2)
310,000	5.000	07/01/21	360,108
500,000	5.000	07/01/22	590,410

			3,014,150

Hawaii – 0.3%
Hawaii State GO Bonds Series 2015 DK (NR/NR)(d)
1,000,000	5.000	05/01/18	1,077,780
Honolulu City and County GO Bonds Series C (AA+/Aa1)
10,220,000	4.000	10/01/19	11,269,492

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Hawaii – (continued)
Honolulu City and County Wastewater System RB Senior First Bond Resolution Series 2012 A (AA/Aa2)
$2,400,000	2.000%	07/01/17	$ 2,434,416

			14,781,688

Idaho – 0.1%
Boise City Independent School District GO Bonds Refunding Series 2012 B (AA/Aa1)
1,000,000	3.000	08/01/17	1,026,190
2,095,000	4.000	08/01/18	2,235,449
Kootenai County School District No. 271 GO Bonds Series 2012 A (SCH BD GTY) (NR/Aa1)
1,960,000	2.000	09/15/16	1,966,115

			5,227,754

Illinois – 8.9%
Chicago Illinois Board of Education Dedicated Revenues Series 2007 D (AGM) (AA/A2)
5,000,000	5.000	12/01/21	5,131,350
Chicago Illinois Board of Education GO Bonds Capital Appreciation for School Reform Series 1998 B-1 (NATL-RE FGIC) (AA-/A3)(e)
8,990,000	0.000	12/01/16	8,893,268
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (AA-/A3)(e)
11,185,000	0.000	12/01/16	11,064,649
Chicago Illinois Board of Education GO Bonds Refunding Series 1999 A (NATL-RE FGIC) (AA-/A3)(e)
1,070,000	0.000	12/01/17	1,028,067
6,595,000	0.000	12/01/19	5,931,609
Chicago Illinois Board of Education GO Bonds Refunding Series 2015 A (B+/NR)(a)
30,000,000	4.400	03/01/17	29,470,200
Chicago Illinois Board of Education GO Bonds Series 1999 A (NATL-IBC FGIC) (AA-/A3)
1,145,000	5.250	12/01/20	1,256,924
Chicago Illinois Capital Appreciation GO Bonds Refunding and Project Series C (BBB+/Ba1)(e)
4,645,000	0.000	01/01/23	3,399,768
Chicago Illinois Emergency Telephone System GO Bonds Refunding Series 1999 (NATL-RE) (AA-/A3)
9,750,000	5.500	01/01/23	10,918,732
Chicago Illinois GO Bonds Project and Refunding RMKT 05/29/15 Series 2003 B (BBB+/Ba1)
2,000,000	5.000	01/01/23	2,084,240
Chicago Illinois GO Bonds Project and Refunding Series 2009 A (BBB+/Ba1)
5,400,000	5.000	01/01/22	5,566,968
Chicago Illinois GO Bonds Project and Refunding Series 2014 A (BBB+/Ba1)
2,075,000	5.000	01/01/22	2,166,943
Chicago Illinois GO Bonds Refunding Capital Appreciation Series 2007 C (NATL-RE) (AA-/A3)
5,000,000	5.000	01/01/30	5,215,550
Chicago Illinois GO Bonds Refunding Series 2012 C (BBB+/Ba1)
14,345,000	5.000	01/01/22	14,980,627

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Chicago Illinois GO Bonds Refunding Series 2015 C (BBB+/NR)
$1,350,000	5.000%	01/01/20	$ 1,405,553
2,000,000	5.000	01/01/21	2,090,560
16,000,000	5.000	01/01/22	16,708,960
13,250,000	5.000	01/01/23	13,808,090
Chicago Illinois Midway Airport Second Lien RB Refunding Series 2014 B (A/A3)
400,000	5.000	01/01/19	441,376
Chicago Illinois Modern Schools Across Chicago Program GO Bonds Series 2010 A (BBB+/Ba1)
2,500,000	5.000	12/01/16	2,525,300
6,450,000	4.000	12/01/17	6,573,453
Chicago Illinois O’Hare International Airport RB Refunding General Airport Senior Lien Series 2015 B (A/NR)
4,000,000	5.000	01/01/21	4,658,120
Chicago Illinois Sales Tax Refunding RMKT 06/09/15 Series 2002 (AA/NR)
1,250,000	5.000	01/01/21	1,410,138
Chicago Illinois Wastewater Transmission RB Refunding Second Lien Project Series 2008 C (A/NR)
1,000,000	5.000	01/01/21	1,130,400
Chicago Illinois Water RB Refunding Second Lien Project RMKT 05/23/16 Series 2004 (A/NR)
2,500,000	5.000	11/01/20	2,830,975
Chicago Illinois Water RB Refunding Second Lien Project Series 2012 (A/Baa2)
550,000	4.000	11/01/16	555,082
Cook County Illinois GO Refunding Bonds Series 2012 C (AA-/A2)
1,500,000	5.000	11/15/19	1,666,605
1,000,000	4.000	11/15/20	1,092,680
Glenview GO Refunding Bonds Series 2012 B (NR/Aaa)
1,245,000	4.000	12/01/16	1,262,144
1,295,000	4.000	12/01/17	1,354,725
1,365,000	4.000	12/01/18	1,461,628
Glenview GO Refunding Bonds Series 2012 C (NR/Aaa)
1,650,000	3.000	12/01/17	1,703,114
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA-/Aa2)(a)
6,000,000	1.550	02/13/20	6,088,680
Illinois Finance Authority RB Refunding for Illinois Wesleyan University Series 2016 (A-/Baa1)(b)
220,000	4.000	09/01/17	226,835
255,000	4.000	09/01/20	277,565
500,000	4.000	09/01/21	549,830
Illinois GO Bonds Series 2005 (AGM) (AA/A2)
1,095,000	4.250	09/01/18	1,096,675
Illinois GO Bonds Series 2013 (BBB+/Baa2)
3,645,000	5.000	07/01/19	3,962,625
Illinois GO Bonds Series 2014 (BBB+/Baa2)
3,730,000	5.000	02/01/19	4,014,674
Illinois State Build Illinois Sales Tax RB Series 2011 (AAA/NR)
2,385,000	4.000	06/15/17	2,458,267
Illinois State GO Bonds First Series 2001 (NATL-RE) (AA-/A3)
3,000,000	5.500	08/01/17	3,132,030
Illinois State GO Bonds Refunding Series 2009 A (BBB+/Baa2)
16,000,000	4.000	09/01/20	16,533,600
Illinois State GO Bonds Refunding Series 2010 (BBB+/Baa2)
7,455,000	5.000	01/01/17	7,598,509
18,505,000	5.000	01/01/18	19,442,093
16,490,000	5.000	01/01/20	17,846,632

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)
Illinois State GO Bonds Refunding Series 2012 (BBB+/Baa2)
$6,250,000	5.000%	08/01/16	$ 6,271,750
7,295,000	5.000	08/01/19	7,947,830
10,925,000	5.000	08/01/20	11,935,562
Illinois State GO Bonds Series 2003 A (BBB+/Baa2)
7,525,000	5.000	10/01/16	7,548,027
Illinois State GO Bonds Series 2012 (BBB+/Baa2)
14,360,000	4.000	01/01/19	15,078,144
1,430,000	5.000	03/01/21	1,571,541
Illinois State GO Bonds Series 2012 A (BBB+/Baa2)
10,085,000	3.000	01/01/18	10,300,516
Illinois State GO Bonds Series 2013 (BBB+/Baa2)
9,070,000	5.000	07/01/17	9,401,418
Illinois State GO Bonds Series 2013 A (BBB+/Baa2)
2,250,000	5.000	04/01/17	2,312,438
Illinois State GO Bonds Series 2014 (BBB+/Baa2)
4,490,000	5.000	04/01/17	4,614,598
Illinois Unemployment Insurance Fund Building Receipts RB Series 2012 B (AA/NR)
7,500,000	5.000	12/15/17	7,653,450
11,980,000	5.000	06/15/18	12,219,121
McHenry and Lake County Community Highschool No. 156 GO Bonds Refunding Series 2013 (NR/Aa2)
2,245,000	3.000	02/01/17	2,275,442
2,690,000	3.000	02/01/18	2,785,549
Quad Cities Regional Economic Development Authority RB for Augustana College Series 2012 (NR/Baa1)
840,000	3.000	10/01/17	853,910
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
10,000,000	5.000	06/01/17	10,392,700
Regional Transportation Authority Illinois GO Refunding Series 2011 A (AGM) (GO OF AUTH) (AA/Aa3)
13,545,000	5.000	06/01/17	14,061,877
Springfield Electric RB Refunding Senior Lien Series 2015 (A/A3)
2,000,000	5.000	03/01/21	2,329,080
Springfield Electric RB Senior Lien Series 2007 (NATL-RE) (AA-/A3)(d)
7,500,000	5.000	03/01/17	7,715,100

			390,283,866

Indiana – 0.7%
City of Whiting Environmental Facilities RB for BP Products North America, Inc. Project Series 2008 (A-/A2)(a)
15,000,000	1.850	10/01/19	15,184,200
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (ETM) (NR/WR)(d)
1,085,000	5.500	08/01/17	1,141,822
4,585,000	5.625	08/01/18	5,052,120
Indiana Finance Authority Hospital RB for Indiana University Health Obligated Group Series 2012 A (A/A2)
520,000	5.000	05/01/17	538,189
855,000	5.000	05/01/20	975,923
Indiana Health Facility Financing Authority RB for Ascension Health Credit Group Series 2001 A-2 (AA+/Aa2)(a)
4,590,000	1.600	02/01/17	4,616,576

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)
Indiana State Finance Authority RB for Community Foundation of Northwest Indiana Obligated Group Series 2012 (A/NR)
$800,000	5.000%	03/01/18	$ 854,224
500,000	5.000	03/01/19	545,885
650,000	5.000	03/01/20	726,622

			29,635,561

Iowa – 0.1%
Iowa Finance Authority Health Facilities RB for Mercy Medical Center Projects Series 2012 (A/A2)
440,000	4.000	08/15/16	441,531
1,400,000	4.000	08/15/17	1,442,854
Iowa Finance Authority State Revolving Fund RB Series 2013 (AAA/Aaa)
1,000,000	5.000	08/01/18	1,087,750
Iowa State University of Science and Technology RB Refunding for Memorial Union Series 2013 (AA/Aa2)
1,055,000	1.500	07/01/17	1,064,527

			4,036,662

Kansas – 1.2%
Johnson County Public Building Commission RB Refunding for Kansas Lease Purchase Series 2015 B (AAA/Aaa)
2,735,000	2.000	09/01/19	2,836,086
3,810,000	2.000	09/01/20	3,970,896
Johnson County Unified School District No. 229 GO Bonds for Kansas Blue Valley Series 2015 B (AA+/Aaa)
8,125,000	5.000	10/01/19	9,221,306
Johnson County Unified School District No. 512 GO Bonds for Kansas Shawnee Mission Series 2012 A (NR/Aaa)
6,085,000	4.000	10/01/18	6,531,091
Olathe Health Facilities RB for Medical Center Series 2012 B (A+/NR)(a)
3,000,000	2.000	03/01/17	3,002,670
Sedgwick County Kansas Unified School District No. 259 GO Bonds Refunding and Improvement Series 2015 A (NR/Aa2)
3,455,000	4.000	10/01/20	3,889,950
3,000,000	4.000	10/01/21	3,438,150
Wichita GO Refunding Bonds Series 2012 A (AA+/Aa1)
2,550,000	4.000	09/01/17	2,649,731
2,640,000	3.000	09/01/18	2,771,234
2,585,000	4.000	09/01/19	2,845,413
Wichita GO Refunding Bonds Series 811 (AA+/Aa1)
5,405,000	5.000	06/01/18	5,844,589
Wichita GO Sales Tax Bonds Series 2012 D (AA+/Aa1)
1,075,000	3.000	10/01/17	1,106,852
1,130,000	3.000	10/01/19	1,210,377
Wyandotte County/Kansas City Unified Government RB for Utility System Improvement Series 2011 A (A+/NR)
2,340,000	3.500	09/01/16	2,350,975
Wyandotte County/Kansas City Unified Government RB Refunding Sales Tax Special Obligation for Redevelopment Project Area B Sub Lien Series 2012 (AA-/NR)
1,400,000	5.000	12/01/16	1,425,312

			53,094,632

Kentucky – 1.5%
Kentucky Public Transportation Infrastructure Authority Subordinate Toll Revenue BANS for Downtown Crossing Project Series 2013 A (BBB-/Baa3)
15,000,000	5.000	07/01/17	15,557,100

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Kentucky – (continued)
Kentucky State Property and Buildings Commission for Project 100 RB Refunding Series 2011 A (A/Aa3)
$1,350,000	5.000%	08/01/16	$ 1,355,009
5,040,000	4.000	08/01/17	5,213,023
Kentucky State Property and Buildings Commission for Project 99 RB Refunding Series 2010 A (A/Aa3)
4,480,000	5.000	11/01/18	4,895,206
Kentucky State Turnpike Authority Economic Development Road RB Refunding for Revitalization Projects Series 2016 A (AA-/Aa2)
950,000	2.000	07/01/20	981,369
Louisville Regional Airport Authority Airport System RB Refunding Series 2014 A (AMT) (A+/NR)
250,000	3.000	07/01/16	250,000
Louisville/Jefferson County Metro Government Environmental Facilities RB Refunding for Louisville Gas and Electric Company Project Series 2003 A (A/A1)(a)
10,000,000	1.150	06/01/17	10,018,800
Louisville/Jefferson County PCRB for Louisville Gas & Electric Company Project Series 2003 A (A/A1)(a)
10,500,000	1.650	04/03/17	10,556,490
Trimble County Kentucky Pollution Control RB for Gas and Electric Company Project Series 2001 A (A/A1)(a)
6,000,000	1.050	03/01/18	6,005,880
University of Kentucky General Receipts RB Refunding Series 2015 B (AA/Aa2)
3,730,000	5.000	10/01/18	4,082,559
University of Kentucky General Receipts RB Refunding Series 2015 C (AA/Aa2)
1,705,000	4.000	10/01/18	1,828,425
University of Louisville General Receipts RB Refunding Series 2016 C (AA-/Aa3)
4,680,000	3.000	09/01/21	5,070,359

			65,814,220

Louisiana – 0.9%
City of Shreveport Louisiana Water and Sewer RB Refunding Series 2014 A (BAM) (AA/A3)
3,000,000	5.000	12/01/19	3,380,040
Ernest N. Morial New Orleans Exhibition Hall Authority Special Tax Refunding Bonds Series 2012 (A+/A1)
350,000	2.000	07/15/16	350,196
1,830,000	3.000	07/15/16	1,831,738
375,000	2.000	07/15/17	379,507
1,740,000	4.000	07/15/17	1,796,359
680,000	2.000	07/15/18	694,973
1,040,000	4.000	07/15/18	1,104,553
1,000,000	5.000	07/15/19	1,118,260
Jefferson Parish Sales Tax RB Refunding School Series 2012 (AA/NR)
1,015,000	3.000	02/01/17	1,029,413
1,565,000	3.000	02/01/18	1,622,576
Louisiana Local Government Environmental Facilities & Community Development Authority RB for BRCC Facilities Corp. Project Series 2011 (AGM) (AA/A2)
1,250,000	3.000	12/01/16	1,261,788
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AGC-ICC) (AMBAC) (AA/A1)(d)
8,250,000	5.000	06/01/17	8,578,598

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2007 B-1A1 (BBB/A3)(a)
$3,000,000	1.375%	10/01/16	$ 3,002,850
New Orleans Audubon Commission for Aquarium Tax Bonds Series 2011 (A/NR)
500,000	5.000	10/01/16	505,130
2,825,000	5.000	10/01/17	2,969,527
New Orleans GO Bonds Refunding Series 2012 (A+/A3)
4,145,000	4.000	12/01/16	4,199,880
4,030,000	4.000	12/01/17	4,204,297
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA/Aa3)
610,000	4.000	12/01/16	618,577

			38,648,262

Maine – 0.1%
Maine Governmental Facilities Authority Lease Rental RB Series 2015 B (AA-/Aa3)
685,000	5.000	10/01/19	772,262
1,985,000	4.000	10/01/20	2,212,997
1,345,000	4.000	10/01/21	1,523,119

			4,508,378

Maryland – 4.6%
Baltimore County Maryland GO Bonds 74th Issue for Metropolitan District Public Improvement Series 2011 (AAA/Aaa)
9,000,000	5.000	02/01/17	9,231,570
Carroll County Maryland Consolidated Public Improvement and Refunding Bonds Series 2011 (AAA/Aa1)
2,075,000	5.000	11/01/17	2,196,201
3,055,000	4.000	11/01/18	3,290,204
Charles County Maryland GO Bonds Refunding Series 2011 (AAA/Aa1)
1,115,000	4.000	11/01/16	1,127,577
5,405,000	4.000	11/01/17	5,649,793
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries B (NATL-RE FGIC) (AA/Aa2)(c)
11,350,000	0.527	07/01/37	9,647,677
City of Baltimore Revenue Bonds for Water Projects Series 2002 Subseries C (AA-/Aa3)(c)
7,025,000	0.497	07/01/37	5,825,140
Maryland State Department of Transportation Consolidated RB Series 2013 (AAA/Aa1)
6,965,000	4.000	02/15/20	7,758,731
Maryland State Department of Transportation Consolidated RB Series 2015 (AAA/Aa1)
8,220,000	5.000	02/01/18	8,789,482
15,995,000	5.000	02/01/19	17,756,369
Maryland State Economic Development Corporation Student Housing RB Refunding for University of Maryland College Park Projects Series 2016 (AGM) (AA/A2)
1,250,000	4.000	06/01/17	1,286,938
795,000	4.000	06/01/18	842,159
600,000	4.000	06/01/19	650,646
600,000	4.000	06/01/20	663,618
660,000	4.000	06/01/21	743,028
Maryland State GO Bonds for State and Local Facilities Loan Second Series 2014 C (AAA/Aaa)
68,585,000	5.000	08/01/21	82,338,350

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)
Maryland State GO Bonds for State and Local Facilities Loan Series 2012 B (AAA/Aaa)
$8,980,000	5.000%	03/15/20	$ 10,363,369
Maryland State GO Bonds for State and Local Facilities Loan Series 2013 B (AAA/Aaa)(d)
5,140,000	5.000	03/01/21	6,074,915
Maryland State Health & Higher Educational Facilities Authority RB for MedStar Health Issue Series 2011 (A-/A2)
3,445,000	4.000	08/15/16	3,458,987
Prince George’s County GO Bonds Refunding for Consolidated Public Improvement Bonds Series 2016 B (AAA/Aaa)
5,000,000	4.000	07/15/21	5,743,900
University of Maryland RB Refunding for Maryland Auxiliary Facility & Tuition Series 2016 B (AA+/Aa1)
4,970,000	3.000	04/01/21	5,438,273
University of Maryland RB Refunding Revolving Loan Series 2003 A (AA+/Aa1)(a)
2,010,000	1.250	06/01/18	2,020,955
Washington Suburban Sanitary District GO Bonds Refunding Consolidated Public Improvement Series 2015 (AAA/Aaa)
9,905,000	3.000	06/01/19	10,567,347

			201,465,229

Massachusetts – 3.0%
Massachusetts Commonwealth Transportation Fund RB for Rail Enhancement Program Series 2015 A (AAA/Aaa)
4,000,000	5.000	06/01/20	4,645,920
11,155,000	5.000	06/01/21	13,337,699
Massachusetts Development Finance Agency RB for Boston University Series 2008 U-1 (A+/A1)(a)
7,000,000	0.980	03/30/17	6,989,780
Massachusetts Development Finance Agency RB for Partners HealthCare System Series 2014 M-5 (AA-/Aa3)(a)
19,700,000	0.950	01/30/18	19,652,917
Massachusetts School Building Authority RB Refunding Senior Dedicated Sales Tax Series 2012 B (AA+/Aa2)
3,000,000	5.000	08/15/20	3,501,600
Massachusetts State Development Finance Agency RB for Partners HealthCare System Issue Series 2012 L (AA-/Aa3)
300,000	5.000	07/01/16	300,000
Massachusetts State Development Finance Agency RB Refunding for Boston University Issue Series Z-1 (A+/A1)
10,000,000	1.500	08/01/19	10,196,500
Massachusetts State GO Bonds Consolidated Loan Series 2007 A (NATL-RE FGIC) (AA+/Aa1)(c)
15,000,000	0.996	05/01/37	14,199,750
Massachusetts State GO Bonds Consolidated Loan Series 2012 A (BHAC-CR) (AA+/Aa1)(c)
26,250,000	0.996	05/01/37	24,902,325
Massachusetts State GO Bonds Consolidated Loan Series 2012 D (AA+/Aa1)(c)
7,000,000	0.830	01/01/18	7,002,940
Massachusetts State GO Bonds Refunding Series 2013 A (AA+/Aa1)(c)
6,000,000	0.760	02/01/17	6,000,300
Massachusetts State GO Refunding Bonds Series 2007 A (AA+/Aa1)(c)
8,000,000	0.977	11/01/25	7,853,120
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AA+/Aaa)(a)
2,735,000	1.700	11/01/16	2,742,986

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)
Massachusetts State Health & Educational Facilities Authority RB for Massachusetts Institute of Technology Series 2008 O (AAA/Aaa)(d)
$8,750,000	5.000%	07/01/18	$ 9,507,138

			130,832,975

Michigan – 4.0%
Allendale Public School GO Bonds Refunding Series 2016 (Q-SBLF) (AA-/NR)
2,500,000	5.000	05/01/22	2,988,900
1,275,000	5.000	11/01/22	1,537,943
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Series 2004 A (AGM) (AA/A2)
2,990,000	5.250	07/01/20	3,449,862
Detroit Michigan Water Supply System RB Senior Lien Series 2011 A (A-/Baa1)
500,000	5.000	07/01/16	500,000
1,295,000	5.000	07/01/17	1,338,680
Macomb County Michigan L’anse Creuse Public Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (AA-/NR)
1,250,000	5.000	05/01/20	1,428,800
Macomb County Michigan Roseville Community Schools Unlimited Tax GO Bonds Refunding Series 2014 (Q-SBLF) (AA-/NR)
250,000	5.000	05/01/17	258,535
365,000	5.000	05/01/18	392,149
900,000	5.000	05/01/19	999,288
Michigan Finance Authority Hospital RB Refunding for Beaumont Health Credit Group Series 2015 A (A/A1)
2,300,000	4.000	08/01/20	2,553,069
3,500,000	5.000	08/01/21	4,118,240
Michigan Finance Authority Local Government Loan Program RB for Detroit Financial Recovery Income Tax Revenue and Refunding Local Project Bonds Series 2014 F (A/NR)
500,000	3.400	10/01/20	528,910
500,000	3.600	10/01/21	536,480
500,000	3.800	10/01/22	545,455
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-3 (AGM) (AA/A2)
5,125,000	5.000	07/01/21	5,972,931

Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Sewage Disposal System RB Refunding Local Project Bonds Senior Lien Series 2014 C-5 (NATL-RE FGIC) (AA-/A3)

5,570,000	5.000	07/01/17	5,801,545
1,500,000	5.000	07/01/18	1,618,005
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-1 (AGM) (AA/A2)
3,165,000	5.000	07/01/20	3,611,834
10,000,000	5.000	07/01/21	11,654,500
9,225,000	5.000	07/01/22	10,950,721
5,000,000	5.000	07/01/23	6,053,250

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)

Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Senior Lien Series 2014 D-3 (NATL-RE FGIC) (AA-/A3)

$7,410,000	5.000%	07/01/18	$ 7,992,945
5,000,000	5.000	07/01/19	5,558,800
1,390,000	5.000	07/01/20	1,586,240
Michigan Finance Authority Local Government Loan Program RB for Detroit Water and Sewerage Department Water Supply System RB Refunding Local Project Bonds Series 2015 D-1 (A-/Baa1)
200,000	3.000	07/01/17	204,194
700,000	5.000	07/01/19	777,140
375,000	5.000	07/01/20	427,159
750,000	5.000	07/01/21	872,130
Michigan Finance Authority Local Government Loan Program RB for Public Lighting Authority Local Project Bonds Series 2014 B (A-/NR)
1,530,000	3.000	07/01/16	1,530,000
1,400,000	4.000	07/01/18	1,467,676
1,125,000	5.000	07/01/19	1,236,094
1,200,000	5.000	07/01/20	1,351,500
Michigan Finance Authority Local Government Loan Program RB Refunding for Regional Convention Facility Local Project Series 2014 H-1 (AA-/NR)
1,255,000	4.000	10/01/17	1,301,912
1,135,000	5.000	10/01/18	1,230,124
825,000	5.000	10/01/19	921,409
1,140,000	5.000	10/01/20	1,280,950
Michigan Finance Authority RB for Detroit School District Series 2011 (ST AID WITHHLDG) (BBB/NR)
7,500,000	5.250	06/01/17	7,783,575
Michigan Finance Authority RB Refunding for Detroit School District Series 2012 (ST AID WITHHLDG) (BBB-/NR)
1,375,000	4.000	06/01/17	1,405,442
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 A (AAA/Aaa)
9,000,000	5.000	01/01/18	9,586,350
Michigan Finance Authority RB Refunding for Unemployment Obligation Assessment Series 2012 B (AAA/Aaa)
4,085,000	5.000	01/01/20	4,581,246
Michigan Finance Authority State Aid RB for Detroit School District Junior Subordinate Lien Series 2015 E (ST AID WITHHLDG) (SP-3/NR)(f)
15,100,000	5.750	08/22/16	15,131,106
Michigan Flushing Community Schools Unlimited Tax GO Bonds Refunding Series 2015 (Q-SBLF) (NR/Aa1)
1,040,000	4.000	05/01/19	1,125,904
500,000	4.000	05/01/20	552,895
Michigan State Hospital Finance Authority RB Refunding for Ascension Health Credit Group Series 2010 F-1 (AA+/Aa2)(a)
3,050,000	2.000	05/30/18	3,116,551
Michigan State Strategic Fund Tax-Exempt Adjustable Mode Facilities RB for Waste Management, Inc. Project Series 2001 (AMT) (A-/NR)(a)
10,800,000	1.500	08/01/17	10,869,984

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Michigan – (continued)
Pinckney Community Schools Livingston and Washtenaw County GO Refunding Bonds Series 2014 (Q-SBLF) (AA-/NR)
$645,000	4.000%	05/01/17	$ 660,099
1,000,000	5.000	05/01/18	1,071,170
2,475,000	5.000	05/01/20	2,806,180
Rochester Community School District GO Refunding Bonds Series 2012 (Q-SBLF) (AA-/NR)
875,000	4.000	05/01/18	928,419
700,000	4.000	05/01/19	758,842
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2014 D (A/A1)
1,500,000	5.000	09/01/19	1,682,250
St. Clair County Michigan East China School District 2015 School Bus GO Bonds Refunding Series I (Q-SBLF) (AA-/NR)
3,170,000	3.000	05/01/19	3,343,970
University of Michigan RB Refunding Series 2010 C (AAA/Aaa)
4,555,000	5.000	04/01/21	5,239,571
Warren Consolidated School District Unlimited Tax GO Bonds Refunding Series 2016 B (BAM) (AA/NR)
1,260,000	4.000	05/01/17	1,289,711
1,625,000	4.000	05/01/18	1,704,219
1,790,000	5.000	05/01/19	1,980,098
Washtenaw County Ypsilanti Community Schools Unlimited Tax GO Bonds Refunding Series 2015 A (Q-SBLF) (AA-/NR)
1,420,000	4.000	05/01/19	1,529,468
Wayne County Airport Authority RB Refunding for Detroit Metropolitan Wayne County Airport Series 2012 A (A/A2)
1,270,000	5.000	12/01/18	1,386,802
1,385,000	5.000	12/01/19	1,559,953
Western Township Utilities Authority Sewage Disposal System Limited Tax RB for Series 2012 (MUN GOVT GTD) (AA/NR)
1,000,000	4.000	01/01/19	1,072,200

			175,743,375

Minnesota – 0.7%
Circle Pines Minnesota Independent School District No. 012 GO Bonds Series 2015 A (SD CRED PROG) (AA+/NR)(e)
675,000	0.000	02/01/21	638,800
Circle Pines Minnesota Independent School District No. 012 GO Refunding Bonds Series 2012 A (SD CRED PROG) (AA+/NR)
3,575,000	4.000	02/01/17	3,646,250
Farmington Minnesota Independent School District No. 192 GO School Building Refunding Bonds Series 2012 D (SD CRED PROG) (NR/Aa2)
2,595,000	1.500	06/01/17	2,617,161
3,190,000	1.500	06/01/18	3,239,349
Minneapolis Minnesota Convention Center GO Bonds Refunding Series 2011 A (AAA/Aa1)
7,980,000	2.000	12/01/17	8,135,770
Minnesota Higher Education Facilities Authority RB for University of St. Thomas Series 2013 7-U (NR/A2)
500,000	5.000	04/01/18	536,220
Minnesota State Trunk Highway GO Bonds Refunding Series 2014 E (AA+/Aa1)
12,220,000	2.000	08/01/18	12,563,626

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Minnesota – (continued)
Watertown Independent School District No. 111 GO Refunding Bonds for School Building Series 2012 B (SD CRED PROG) (AA+/NR)
$1,000,000	3.000%	02/01/17	$ 1,014,250

			32,391,426

Mississippi – 0.1%
Mississippi Development Bank Special Obligation RB for Marshall County IDA Mississippi Highway Construction Project Series 2012 (AA-/Aa3)
3,845,000	1.000	01/01/17	3,853,382

Missouri – 1.7%
City of Columbia Electric Utility Special Obligation RB for Annual Appropriation Series 2012 E (AA/NR)
1,995,000	4.000	09/01/18	2,127,867
2,075,000	4.000	09/01/19	2,275,175
Missouri State Development Finance Board Infrastructure Facilities Leasehold Improvement and RB Refunding for City of Independence Electric System Projects Series 2012 F (A/NR)
1,180,000	4.000	06/01/18	1,250,458
960,000	4.000	06/01/19	1,029,331
1,000,000	4.000	06/01/20	1,089,650
Missouri State Highways and Transportation Commission Second Lien GO Refunding State Road Bonds Series 2014 B (AAA/Aa1)
34,540,000	5.000	05/01/18	37,265,897
24,275,000	5.000	05/01/19	27,183,873
St. Louis Airport RB Refunding for Lambert St. Louis International Airport Series 2013 (A-/A3)
765,000	5.000	07/01/18	827,233

			73,049,484

Montana – 0.1%
Montana State Department of Transportation Refunding Grant Anticipation Notes for Highway 93 Advance Construction Project-Garvees Series 2012 (AA/A2)
1,600,000	2.000	06/01/17	1,618,384
2,000,000	3.000	06/01/17	2,040,960
1,750,000	3.000	06/01/18	1,823,220
800,000	4.000	06/01/18	848,552

			6,331,116

Nebraska – 0.7%
Gas Supply RB Refunding for Central Plains Energy Project Series 2014 (NR/Aa3)(a)
20,000,000	5.000	12/01/19	22,512,000
Lincoln County Hospital Authority No. 1 RB Refunding for Great Plains Regional Medical Center Project Series 2012 (A-/NR)
775,000	4.000	11/01/16	783,137
435,000	4.000	11/01/17	453,287
750,000	4.000	11/01/19	809,213
690,000	4.000	11/01/20	757,020
Omaha Nebraska Special Tax RB Refunding for Performing Arts Project Series 2012 (AA+/Aa3)
1,215,000	2.000	10/15/16	1,218,754
1,765,000	3.000	10/15/17	1,819,168
1,785,000	3.000	10/15/18	1,872,519

			30,225,098

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Nevada – 1.8%
Clark County Department of Aviation RB Refunding for Airport System Junior Subordinate Lien Series 2015 B (AMT) (A+/A2)
$18,285,000	3.000%	07/01/17	$ 18,681,053
Clark County Improvement District Refunding for Special Improvement District No. 142 Mountain Edge Local Improvement Series 2012 (BBB/NR)
3,190,000	3.000	08/01/16	3,192,265
3,485,000	4.000	08/01/17	3,549,054
Clark County School District Limited Tax GO Bonds Refunding Series 2015 B (AA-/A1)
11,900,000	5.000	06/15/18	12,882,702
10,300,000	5.000	06/15/19	11,513,649
Las Vegas City Limited Tax GO Bonds Medium-Term Various Purpose Series 2011 A (AA/Aa2)
2,700,000	4.000	12/01/16	2,737,854
2,810,000	4.000	12/01/17	2,850,886
Nevada State Limited Tax GO Bonds Refunding for Capital Improvement Series 2015 D (AA/Aa2)
18,085,000	5.000	04/01/21	21,386,055

			76,793,518

New Hampshire – 1.1%
New Hampshire Business Finance Authority RB for Pollution Control Project Series 2001 A (AMT) (NATL-RE) (AA-/A2)(c)
50,475,000	0.578	05/01/21	45,906,146
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Series 2003 (AMT) (A-/NR)(a)
1,200,000	2.125	06/01/18	1,218,084

			47,124,230

New Jersey – 6.1%
Atlantic County College GO Bonds Series 2013 (ST AID WITHHLDG) (AA/Aa2)
2,025,000	1.000	03/01/17	2,030,791
Bergen County New Jersey GO Refunding Bonds for General Improvement Series 2011 A (ST AID WITHHLDG) (NR/Aaa)
1,725,000	2.000	12/01/16	1,735,402
2,355,000	2.000	12/01/17	2,401,323
Brick Township GO Bonds for General Improvements Series 2012 (NR/Aa2)
2,140,000	2.000	08/15/16	2,144,002
Burlington County New Jersey GO Bonds Series 2015 A (AA/Aa2)
1,080,000	2.000	05/01/18	1,102,961
1,275,000	2.000	05/01/19	1,315,392
Casino Reinvestment Development Authority Luxury Tax RB Series 2014 (BBB+/Baa2)
785,000	4.000	11/01/16	789,317
1,000,000	4.000	11/01/17	1,022,860
East Brunswick Township Board of Education Refunding Bonds Series 2012 (SCH BD RES FD) (NR/Aa2)
1,130,000	4.000	11/01/18	1,211,303
1,300,000	5.000	11/01/19	1,472,536
Gloucester County Improvement Authority RB Refunding for Solid Waste Management, Inc. Project Series 1999 A (A-/NR)(a)
2,950,000	2.125	12/01/17	3,001,920
Gloucester County New Jersey GO Bonds Refunding Series 2011 (AA/NR)
1,245,000	3.000	10/01/17	1,281,740

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Hudson County New Jersey GO Refunding Bonds Series 2015 (AGM) (AA/A1)
$700,000	4.000%	02/15/19	$ 753,179
725,000	4.000	02/15/20	796,471
1,025,000	4.000	02/15/21	1,144,976
Mercer County New Jersey GO Bonds Series 2015 (AA+/NR)
2,155,000	0.050	02/01/18	2,136,187
2,355,000	0.050	02/01/19	2,308,983
Middlesex County New Jersey GO Bonds for General Improvements Series 2013 (AAA/NR)
2,845,000	2.000	01/15/17	2,867,333
Middlesex County New Jersey GO Bonds for General Improvements Series 2016 (AAA/NR)
4,675,000	3.000	01/15/20	5,025,017
Morris County Improvement Authority RB Refunding for Governmental Loan Series 2015 (CNTY GTD) (AAA/Aaa)
4,000,000	3.000	05/01/19	4,257,520
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2010 DD-1 (A-/A3)
2,845,000	5.000	12/15/16	2,898,571
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2010 DD-1 (ETM) (NR/NR)(d)
4,655,000	5.000	12/15/16	4,747,262
New Jersey Economic Development Authority RB for School Facilities Construction Bonds Series 2011 GG (ETM) (ST APPROP) (NR/A3)(d)
4,485,000	5.000	09/01/19	5,068,768
New Jersey Educational Facilities Authority RB for Rider University Series 2012 A (BBB/Baa2)
1,240,000	5.000	07/01/17	1,284,677
1,265,000	4.000	07/01/18	1,326,909
New Jersey Educational Facilities Authority RB Refunding for New Jersey City University Series 2016 D (AGM) (AA/A2)
2,085,000	3.000	07/01/19	2,207,369
2,150,000	3.000	07/01/20	2,306,262
2,210,000	3.000	07/01/21	2,392,546
New Jersey Health Care Facilities Financing Authority RB for Princeton Healthcare System Issue Series 2016 A (BBB/Baa2)
750,000	5.000	07/01/21	877,230
New Jersey Health Care Facilities Financing Authority RB Refunding for Barnabas Health Series 2012 A (A-/A3)
350,000	5.000	07/01/17	364,340
400,000	5.000	07/01/18	431,140
New Jersey Health Care Facilities Financing Authority RB Refunding for Meridian Health System Obligated Group Issue Series 2011 (A/NR)
2,000,000	5.000	07/01/16	2,000,000
New Jersey State GO Bonds Refunding Series 2010 Q (A/A2)
5,000,000	5.000	08/15/16	5,025,800
New Jersey State GO Bonds Refunding Series 2016 T (A/A2)
7,515,000	5.000	06/01/18	8,083,059
New Jersey State Transit Corp. Refunding Grant Anticipation Notes Series 2014 A (A/A3)
7,500,000	5.000	09/15/18	7,996,575
New Jersey State Turnpike Authority RB Refunding Series 2014 C (A+/A3)
22,000,000	5.000	01/01/20	25,064,380
New Jersey State Turnpike Authority RB Series 2000 C (NATL-RE) (AA-/A3)(c)
21,625,000	0.683	01/01/30	19,848,279

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
New Jersey State Turnpike Authority RB Series 2000 D (NATL-RE) (AA-/A3)(c)
$21,500,000	0.700%	01/01/30	$ 19,733,602
New Jersey State Turnpike Authority RB Series 2012 B (A+/A3)
10,000,000	5.000	01/01/19	11,024,000
New Jersey Transportation Trust Fund Authority RB Capital Appreciation for Transportation System Bonds Series 2010 A (A-/A3)(e)
5,365,000	0.000	12/15/26	3,654,853
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2012 AA (ST APPROP) (A-/A3)
2,945,000	5.000	06/15/19	3,193,499
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2014 AA (A-/A3)
1,900,000	5.000	06/15/17	1,970,319
10,000,000	5.000	06/15/21	11,170,000
New Jersey Transportation Trust Fund Authority RB for Transportation Program Bonds Series 2015 AA (A-/A3)
1,000,000	5.000	06/15/21	1,117,000
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2006 A (A-/A3)
15,550,000	5.250	12/15/20	17,497,171
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2008 A (AA+/Aaa)(d)
1,435,000	6.000	12/15/18	1,619,541
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2010 D (A-/A3)
3,015,000	5.000	12/15/23	3,446,869
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2011 B (A-/A3)
1,000,000	5.000	06/15/17	1,037,010
New Jersey Transportation Trust Fund Authority RB for Transportation System Bonds Series 2013 A (A-/A3)
2,010,000	4.000	06/15/18	2,102,641
1,485,000	5.000	06/15/20	1,639,960
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2004 B (NATL-RE) (AA-/A3)
6,800,000	5.500	12/15/16	6,943,004
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2013 A (A-/A3)
6,235,000	5.000	12/15/19	6,836,615
New Jersey Transportation Trust Fund Authority RB Refunding for Transportation Systems Series 2010 D (A-/A3)
26,545,000	5.250	12/15/23	30,789,280
New Jersey Turnpike Authority Turnpike RB Series 2014 B-3 (A+/A3)(a)
2,750,000	0.883	01/01/18	2,752,255
Somerset County New Jersey GO Bonds Series 2015 B (AAA/Aaa)
1,215,000	2.000	07/01/18	1,246,104
Toms River Township Board of Education School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
820,000	3.000	07/15/16	820,746
855,000	3.000	07/15/17	874,870
Toms River Township General Improvement Bonds Series 2010 (AA/NR)
3,260,000	3.000	06/15/18	3,407,580
Union County New Jersey GO Bonds Refunding Series B (ETM) (NR/NR)(d)
25,000	3.000	03/01/19	26,461

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)
Union County New Jersey GO Bonds Series B (AA+/Aa1)
$1,240,000	3.000%	03/01/19	$ 1,313,135
Wayne Township School District GO Refunding and General Improvement Bonds Series 2016 (NR/Aaa)(b)
1,250,000	2.000	07/15/19	1,292,488
1,300,000	2.000	07/15/20	1,353,456
Wayne Township School District GO Refunding Bonds Series 2012 (SCH BD RES FD) (AA-/NR)
1,000,000	4.000	07/15/16	1,001,330

			268,586,169

New Mexico – 0.3%
New Mexico State Capital Projects GO Bonds Series 2013 (AA+/Aaa)
6,030,000	2.000	03/01/17	6,087,285
New Mexico State Severance Tax RB Series 2010 A (AA-/Aa2)
2,000,000	5.000	07/01/17	2,086,600
New Mexico State Severance Tax RB Series 2011 A-1 (AA-/Aa2)
5,475,000	5.000	07/01/17	5,712,067

			13,885,952

New York – 13.6%
City of Yonkers New York School GO Bonds Refunding Series 2014 A (AGM) (AA/A2)
2,890,000	5.000	09/01/18	3,154,377
3,135,000	5.000	09/01/19	3,529,446
Metropolitan Transportation Authority New York RB Refunding for Transportation Series 2012 C (AA-/A1)
730,000	4.000	11/15/16	739,161
Metropolitan Transportation Authority RB Refunding Series 2008 B-4 (AA-/A1)(a)
20,000,000	5.000	11/15/19	22,614,000
Metropolitan Transportation Authority RB Series 2011 B (AA-/A1)(a)
50,000,000	0.663	11/01/17	49,751,000
New York City GO Bonds Refunding RMKT 03/19/13 Subseries 2008 J-4 (AA/Aa2)(c)
6,250,000	0.950	08/01/25	6,250,375
New York City GO Bonds Series 2010 A (AA/Aa2)
1,200,000	3.000	08/01/16	1,202,580
New York City GO Bonds Series 2014 J (AA/Aa2)
52,045,000	5.000	08/01/18	56,634,849
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (AAA/Aa1)
8,620,000	5.000	11/01/17	9,123,494
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series B (ETM) (NR/NR)(d)
2,030,000	5.000	11/01/17	2,145,527
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series D (AAA/Aa1)
5,240,000	5.000	11/01/17	5,546,068
New York City Transitional Finance Authority RB Future Tax Subordinate Fiscal 2013 Series D (ETM) (NR/NR)(d)
6,890,000	5.000	11/01/17	7,282,110
New York City Transitional Finance Authority RB Refunding for Future Tax Fiscal 2013 Series 2012 E (AAA/Aa1)
13,310,000	5.000	11/01/17	14,087,437
3,775,000	5.000	11/01/22	4,642,835

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
New York State Dormitory Authority General Purpose Personal Income Tax RB Series 2015 E (AAA/Aa1)
$7,145,000	5.000%	03/15/21	$ 8,455,250
New York State Dormitory Authority North Shore-Long Island Jewish Obligated Group RB Series 2011 A (A-/A3)
2,215,000	4.000	05/01/17	2,273,498
New York State Dormitory Authority RB Refunding for Long Island University Series 2012 A (BBB/Baa3)
3,325,000	4.000	09/01/16	3,341,692
3,000,000	4.000	09/01/17	3,102,150
3,665,000	5.000	09/01/18	3,972,310
New York State Dormitory Authority State Sales Tax RB Series 2015 A (AAA/Aa1)
23,960,000	5.000	03/15/19	26,729,536
New York State Dormitory Authority State Sales Tax RB Series 2015 B (AAA/Aa1)
15,275,000	5.000	03/15/20	17,610,089
30,000,000	5.000	03/15/21	35,607,300
New York State Dormitory Authority Tax Exempt General Purpose Personal Income Tax RB Series 2011 E (AAA/Aa1)
8,475,000	5.000	08/15/17	8,892,055
New York State Energy Research & Development Authority Facilities RB Refunding for Consolidated Edison Co. Subseries 1999 A-2 (AMT) (AMBAC) (A-/A2)(c)
70,150,000	0.718	05/01/34	61,225,502
New York State Energy Research & Development Authority RB Refunding for Central Hudson Gas & Electric Corp. Projects Series 1999 B (AMT) (AMBAC) (A-/A2)(c)
27,750,000	0.700	07/01/34	23,612,315
New York State Tax Exempt GO Bonds Series 2011 E (AA+/Aa1)
6,950,000	5.000	12/15/17	7,393,479
New York State Tax Exempt GO Bonds Subseries 2012 A-1 (AA/Aa2)
3,000,000	5.000	10/01/17	3,163,440
New York State Thruway Authority Junior Indebtedness RB Series 2013 A (A-/A3)
29,525,000	5.000	05/01/19	32,922,147
New York State Thruway Authority RB for General Highway and Bridge Trust Series 2011 A-1 (AA/NR)
6,440,000	5.000	04/01/17	6,650,652
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2014 A (AAA/Aa1)
20,000,000	5.000	03/15/20	23,010,000
New York State Urban Development Corp. General Purpose Personal Income Tax RB Refunding Series 2015 A (AAA/Aa1)
28,510,000	5.000	03/15/21	33,738,164
New York State Urban Development Corp. RB for State Personal Income Tax Series 2013 E (AAA/Aa1)
26,365,000	5.000	03/15/18	28,314,428
New York Transportation Development Corp. Special Facility RB Refunding for Terminal One Group Association L.P. Project Series 2015 (AMT) (A-/Baa1)
4,800,000	5.000	01/01/20	5,431,488
2,000,000	5.000	01/01/21	2,321,460

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
New York – (continued)
Niagara Frontier Transportation Authority RB Refunding for Buffalo International Airport Series 2014 B (BBB+/Baa1)
$700,000	5.000%	04/01/17	$ 720,629
670,000	4.000	04/01/18	701,416
300,000	5.000	04/01/19	328,248
Rockland County GO Bonds Series 2014 A (AGM) (AA/A2)
1,825,000	5.000	03/01/18	1,945,596
2,250,000	5.000	03/01/19	2,475,653
3,000,000	5.000	03/01/20	3,394,680
Rockland County New York GO Bonds Refunding Series 2014 (BAM) (AA/Baa1)
1,500,000	3.000	02/15/19	1,571,490
635,000	3.000	02/15/20	672,929
Suffolk County New York GO Bonds for Public Improvement Series 2012 B (AGM) (AA/A2)
2,590,000	2.000	10/15/16	2,599,220
Suffolk County New York GO Bonds for Public Improvement Series 2016 A (AGM) (AA/NR)
3,620,000	2.000	06/15/18	3,703,514
4,080,000	2.000	06/15/19	4,202,767
Suffolk County New York Refunding Serial Bonds Series 2012 B (A/A3)
2,000,000	4.000	10/01/16	2,015,520
1,000,000	4.000	10/01/17	1,040,660
Suffolk Tobacco Asset Securitization Corp. RB Tobacco Settlement Asset-Backed Bonds Series 2012 B (A/NR)
370,000	4.000	06/01/17	381,955
490,000	4.000	06/01/18	519,934
575,000	5.000	06/01/19	640,636
620,000	5.000	06/01/20	705,238
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds for State Contingency Contract Secured Series 2011 B (ST APPROP) (AA/NR)
30,000,000	5.000	06/01/17	31,192,200
Triborough Bridge & Tunnel Authority RB General RMKT 06/28/12 Subseries 2005 B-4 (AA-/Aa3)(a)
7,500,000	0.833	01/03/17	7,499,775
Westchester County GO Bonds Refunding Series 2016 A (AAA/Aa1)
5,000,000	5.000	01/01/22	6,085,950
Yonkers New York GO Bonds Series 2011 A (AGM) (A/A3)
2,000,000	5.000	10/01/16	2,020,040

			598,888,264

North Carolina – 1.3%
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2010 A (ETM) (AAA/WR)(d)
4,760,000	5.000	01/01/21	5,600,092
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2012 B (ETM) (AAA/WR)(d)
4,535,000	5.000	01/01/17	4,632,367
4,900,000	5.000	01/01/19	5,412,001
North Carolina Eastern Municipal Power Agency Power System RB Series 2012 A (ETM) (AAA/WR)(d)
2,000,000	3.000	01/01/18	2,069,100
1,275,000	5.000	01/01/18	1,356,702
2,000,000	3.000	01/01/19	2,110,640
1,000,000	5.000	01/01/19	1,104,490
North Carolina GO Bonds Refunding Series 2005 B (AAA/Aaa)
16,925,000	5.000	04/01/17	17,483,864

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
North Carolina – (continued)
North Carolina Grant and Revenue Anticipation Vehicle Bonds Series 2011 (AA/A2)(a)
$9,220,000	4.000%	03/01/18	$ 9,552,381
North Carolina Medical Care Commission Health Care Facilities RB Refunding for Wake Forest Baptist Obligated Group Series 2012 B (A/A2)
1,065,000	4.000	12/01/16	1,079,324
1,375,000	5.000	12/01/18	1,510,768
Raleigh North Carolina Combined Enterprise System RB Refunding Series 2015 B (AAA/Aa1)
6,140,000	5.000	12/01/20	7,232,981

			59,144,710

Ohio – 0.8%
Akron City Ohio Jedd RB Refunding Series 2011 (AA-/NR)
1,425,000	5.000	12/01/16	1,449,125
1,740,000	5.000	12/01/17	1,847,028
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (B-/Caa1)
13,740,000	5.125	06/01/24	13,455,582
3,415,000	5.375	06/01/24	3,374,839
Cleveland Airport Various Purpose GO Refunding Bonds Series 2015 (AA/A1)
1,455,000	5.000	12/01/20	1,700,269
Dublin City School District GO Refunding Bonds Unlimited Tax Series 2012 (AAA/Aa1)
500,000	4.000	12/01/16	507,010
1,180,000	4.000	12/01/17	1,235,956
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2012 (BBB/NR)
315,000	2.250	01/01/17	316,569
400,000	4.000	01/01/18	412,312
415,000	4.000	01/01/19	435,339
435,000	4.000	01/01/20	463,397
New Albany Community Authority RB Refunding Series 2012 C (NR/A1)
1,100,000	4.000	10/01/17	1,144,869
800,000	4.000	10/01/18	848,720
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Series 2009 D (BBB-/Baa3)(a)
3,000,000	2.250	09/15/16	3,002,850
Ohio State Higher Educational Facility Commission RB for Cleveland Clinic Health System Obligations Series 2013 A-2 (AA-/Aa2)(c)
2,250,000	0.870	01/01/18	2,246,400
University of Akron General Receipts Bonds Series 2015 A (AA-/A1)
1,100,000	4.000	01/01/19	1,182,797

			33,623,062

Oklahoma – 0.8%
Cleveland Educational Facilities Authority RB for Norman Public Schools Project Series 2014 (A+/NR)
1,520,000	5.000	07/01/17	1,583,034
Oklahoma County Independent School District No. 1 Combined Purpose GO Bonds for Putnam City Board of Education District Series 2016 (A+/NR)
5,000,000	2.000	01/01/18	5,085,500
3,585,000	2.000	01/01/19	3,674,589
2,900,000	2.000	01/01/21	2,998,455

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Oklahoma – (continued)
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2012 (AA/NR)
$5,470,000	2.000%	03/01/17	$ 5,519,449
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds Series 2015 (AA/NR)
5,000,000	2.000	03/01/17	5,045,200
Oklahoma County Independent School District No. 52 GO Bonds for Midwest City-Del City School District Series 2012 (NR/Aa3)
2,160,000	2.000	01/01/17	2,174,645
Oklahoma County Independent School District No. 52 GO Bonds for Series 2013 (NR/Aa3)
2,445,000	2.000	01/01/17	2,461,577
Oklahoma County Independent School District No. 89 GO Bonds Series 2015 (AA/Aa3)
6,200,000	3.000	07/01/19	6,579,006

			35,121,455

Oregon – 1.0%
Lane County Oregon Springfield School District No. 19 GO Bonds Refunding Series 2015 (SCH BD GTY) (AA+/Aa1)(e)
3,740,000	0.000	06/15/20	3,530,186
3,780,000	0.000	06/15/21	3,488,600
Oregon Coast Community College District GO Bonds Refunding Series 2012 (SCH BD GTY) (NR/Aa1)
790,000	2.000	06/15/17	800,665
1,165,000	2.000	06/15/18	1,195,756
1,445,000	3.000	06/15/19	1,534,200
Oregon State GO Bonds for Article XI-M Seismic Projects Series 2016 H (AA+/Aa1)
355,000	3.000	06/01/18	370,886
340,000	3.000	06/01/19	362,229
1,550,000	3.000	06/01/20	1,679,518
Oregon State GO Bonds for Article XI-Q State Projects Series 2016 D (AA+/Aa1)
1,875,000	2.000	05/01/18	1,921,744
1,800,000	3.000	05/01/19	1,914,858
4,265,000	3.000	05/01/20	4,615,540
Oregon State GO Bonds Refunding for Article XI-Q State Projects Series 2016 F (AA+/Aa1)
755,000	2.000	05/01/19	782,135
2,475,000	3.000	05/01/20	2,678,420
Oregon State GO Bonds Refunding for Article XI-Q State Projects Series 2016 G (AA+/Aa1)
430,000	3.000	11/01/18	453,018
405,000	3.000	11/01/19	434,816
2,860,000	3.000	11/01/20	3,118,944
Oregon State GO Bonds Refunding for Oregon University System Series 2012 B (AA+/Aa1)
1,175,000	3.000	08/01/17	1,205,397
1,120,000	3.000	08/01/18	1,174,018
Portland Oregon Community College District GO Bonds Refunding Series 2015 (AA/Aa1)
10,000,000	5.000	06/15/18	10,842,000

			42,102,930

Pennsylvania – 3.3%
Allegheny County Higher Education Building Authority RB for Chatham University Series 2012 A (BBB/NR)
750,000	5.000	09/01/18	803,070

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
$645,000	4.250%	12/15/17	$ 676,257
Allentown School District GO Refunding Series 2016 (AGM) (ST AID WITHHLDG) (AA/NR)
500,000	2.000	02/15/19	511,145
1,560,000	4.000	02/15/20	1,709,151
Butler County Hospital Authority RB for Health System Project Series 2015 A (A-/Baa1)
735,000	2.000	07/01/16	735,000
500,000	3.000	07/01/17	508,995
1,265,000	3.000	07/01/18	1,305,265
310,000	3.000	07/01/19	322,973
265,000	4.000	07/01/20	287,859
1,000,000	4.000	07/01/21	1,101,450
Chester County Downingtown Area School District GO Bonds Series 2010 (ST AID WITHHLDG) (NR/Aaa)(a)
5,000,000	1.100	05/01/19	4,999,950
Chester County IDA RB for University Student Housing, LLC Project at West Chester University Series 2013 A (NR/Baa3)
295,000	3.000	08/01/16	295,313
515,000	3.000	08/01/17	521,293
530,000	3.000	08/01/18	539,604
Cumberland County Municipal Authority RB Refunding for Diakon Lutheran Social Ministries Project Series 2015 (BBB+/NR)
535,000	4.000	01/01/19	571,038
1,000,000	4.000	01/01/20	1,089,230
Montgomery County Higher Education and Health Authority RB Refunding for Holy Redeemer Health System Series 2014 A (BBB+/Baa3)
1,000,000	4.000	10/01/18	1,055,660
1,000,000	4.000	10/01/19	1,070,140
Montgomery County IDA Pollution Control RB Refunding for PECO Energy Company Project Series 1999 B (BBB/Baa2)(a)
5,000,000	2.500	04/01/20	5,096,750
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 A (AA+/Aaa)
6,635,000	5.000	07/01/19	7,476,650
Pennsylvania Economic Development Financing Authority RB Refunding for Unemployment Compensation Series 2012 B (AA+/Aaa)
9,545,000	5.000	07/01/22	9,573,062
2,180,000	5.000	01/01/23	2,180,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 A (A-/NR)(a)
1,400,000	1.250	05/01/17	1,400,700
1,750,000	1.500	05/01/18	1,751,767
Pennsylvania Economic Development Financing Authority Unemployment Compensation RB Series 2012 B (AA+/Aaa)
16,335,000	5.000	07/01/20	18,360,540
Pennsylvania Higher Educational Facilities Authority RB for La Salle University Series 2012 (BBB/NR)
440,000	3.000	05/01/17	447,053
1,165,000	5.000	05/01/18	1,237,894
1,000,000	5.000	05/01/19	1,093,050

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)
Pennsylvania State Commonwealth GO Bonds First Refunding Series 2015 (AA-/Aa3)
$8,115,000	5.000%	08/15/20	$ 9,343,936
Pennsylvania State Commonwealth GO Bonds for City of Pittsburgh Series 2012 A (A+/A1)
600,000	4.000	09/01/16	603,342
500,000	3.000	09/01/17	512,885
550,000	4.000	09/01/17	570,476
Pennsylvania State Commonwealth GO Bonds Refunding First Series 2016 (AA-/Aa3)
3,000,000	5.000	09/15/18	3,265,620
16,775,000	5.000	09/15/19	18,866,172
13,670,000	5.000	09/15/20	15,775,043
Pennsylvania State Commonwealth GO Bonds Second Series 2010 A (AA-/Aa3)
7,520,000	5.000	05/01/21	8,650,482
Pennsylvania State Commonwealth GO Bonds Second Series 2015 (AA-/Aa3)
2,175,000	5.000	08/15/20	2,504,382
Pennsylvania State GO Bonds First Refunding Series 2015 (AGM) (AA/Aa3)
5,000,000	5.000	08/15/22	5,995,100
Pennsylvania Turnpike Commission RB Series 2014 B-1 (A/A1)(c)
7,000,000	1.280	12/01/20	6,973,400
Philadelphia GO Bonds Series 2011 (AGM) (AA/A2)
1,460,000	5.000	08/01/16	1,465,110
Philadelphia Hospitals & Higher Education Facilities Authority Hospital RB Refunding for Temple University Health System Series 2012 B (BBB-/Ba2)
1,500,000	5.000	07/01/16	1,500,000
2,000,000	5.000	07/01/17	2,064,660

			144,811,467

Puerto Rico – 2.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2012 A (CCC-/Caa3)
14,595,000	5.000	07/01/17	11,056,296
7,285,000	5.000	07/01/19	5,354,621
Puerto Rico Commonwealth Public Improvement GO Bonds Refunding Series 2002 A (FGIC) (CC/Caa3)
1,030,000	5.500	07/01/17	773,839
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (AGM) (AA/A2)(c)
36,100,000	0.953	07/01/29	25,992,000
Puerto Rico Electric Power Authority RB Refunding Series 2007 UU (D/Caa3)(c)(g)
25,850,000	1.133	07/01/31	16,414,750
Puerto Rico Electric Power Authority RB Refunding Series 2010 (D/WR)(g)
3,250,000	4.000	07/01/16	2,136,908
Puerto Rico Electric Power Authority RB Refunding Series 2012 (D/WR)(g)
1,500,000	5.000	07/01/16	986,265
Puerto Rico Electric Power Authority RB Series 2008 (D/WR)(g)
8,175,000	5.500	07/01/16	5,375,144

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Municipal Finance Agency GO Bonds Series 2002 A (AGM) (AA/A2)
$1,125,000	5.250%	08/01/16	$ 1,127,464
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2002 C (COMWLTH GTD) (CC/Caa3)
2,250,000	5.500	07/01/16	1,507,613
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M-2 (AMBAC) (COMWLTH GTD) (CC/Caa3)(a)
1,000,000	5.500	07/01/17	1,013,910
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2013 M-2 (COMWLTH GTD) (CC/Caa3)(a)
10,850,000	5.750	07/01/17	6,428,733
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (CC/Ca)
5,000,000	5.500	08/01/28	2,200,000
Puerto Rico Sales Tax Financing Corp. Sales Tax RB First Subseries 2009 A (CC/Ca)
8,000,000	5.500	08/01/21	3,570,000
10,000,000	5.500	08/01/22	4,450,000
19,315,000	5.500	08/01/23	8,571,031

			96,958,574

Rhode Island – 0.3%
Providence GO Bonds Series 2013 A (BBB-/Baa1)
315,000	4.000	01/15/18	328,435
1,545,000	5.000	01/15/19	1,686,939
Rhode Island Health and Educational Building Corp. Higher Education Facility RB Refunding for University of Rhode Island Auxiliary Enterprise Series 2013 C (A+/A1)
600,000	5.000	09/15/17	630,336
500,000	4.000	09/15/18	531,310
Rhode Island Health and Educational Building Corp. RB for Newport Public School Financing Program Series 2013 C (AA+/NR)
385,000	3.000	05/15/17	392,831
280,000	4.000	05/15/18	297,136
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2015 B (NR/NR)
8,300,000	2.250	06/01/41	8,745,959

			12,612,946

South Carolina – 1.1%
Anderson County School District No. 5 GO Bonds Refunding Series 2016 (SCSDE) (AA/Aa1)
1,645,000	5.000	03/01/21	1,940,919
Berkeley County School District GO Bonds Series 2014 A (SCSDE) (AA/Aa1)
1,380,000	5.000	03/01/19	1,533,746
Clemson University RB Refunding Series 2012 (AA-/Aa2)
4,440,000	2.000	05/01/17	4,493,280
5,000,000	2.000	05/01/18	5,127,400
Colleton County South Carolina GO Bonds for Capital Project Sales Series 2015 (AA-/Aa3)
725,000	1.500	07/01/18	735,701
2,985,000	2.000	07/01/19	3,083,326
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (AA/NR)
1,905,000	4.000	11/01/16	1,926,431

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
South Carolina – (continued)
Georgetown County South Carolina School District GO Bonds Refunding Series 2011 B (SCSDE) (AA/Aa1)
$5,895,000	5.000%	03/01/17	$ 6,067,606
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/Aa2)
6,000,000	3.600	02/01/17	6,101,820
Richland County South Carolina GO Bonds Series 2012 A (ST AID WITHHLDG) (AAA/Aa1)
2,000,000	4.000	03/01/17	2,045,560
Richland County South Carolina School District No. 1 GO Bonds Refunding Series 2014 B (SCSDE) (AA/Aa1)
2,755,000	5.000	03/01/18	2,951,211
2,920,000	5.000	03/01/19	3,245,317
3,165,000	5.000	03/01/20	3,636,395
South Carolina Jobs-Economic Development Authority RB for Waste Management of South Carolina, Inc. Project Series 2001 (AMT) (A-/NR)
2,500,000	1.875	11/01/16	2,510,800
Spartanburg County South Carolina School District No. 1 GO Bonds Refunding Series 2014 D (SCSDE) (AA/Aa1)
1,310,000	5.000	03/01/18	1,399,918

			46,799,430

Tennessee – 0.2%
Harpeth Valley Utilities District of Davidson and Williamson Counties RB Utilities Improvement Series 1998 (NATL-RE) (AA-/Aa3)
1,710,000	5.250	09/01/17	1,758,615
Tennessee State GO Bonds Refunding Special Tax Series 2015 B (AAA/Aaa)
2,210,000	5.000	08/01/20	2,578,009
Tennessee State GO Bonds Special Tax Series 2015 A (AAA/Aaa)
2,655,000	5.000	08/01/20	3,097,111

			7,433,735

Texas – 7.4%
Austin Texas Water and Wastewater System RB Refunding Series 2014 (AA/Aa2)
1,675,000	5.000	11/15/19	1,905,245
Central Texas Regional Mobility Authority RB Refunding Senior Lien Series 2015 B (BBB+/Baa2)(a)
5,000,000	5.000	01/07/21	5,668,450
City of Arlington for Permanent Improvement Bonds Series 2015 A (AAA/Aa1)
1,075,000	2.500	08/15/18	1,114,958
725,000	3.000	08/15/19	772,944
City of Carrollton Texas GO Refunding Bonds Series 2012 (AAA/Aa1)
2,005,000	4.000	08/15/19	2,194,432
City of El Paso Water and Sewer RB Refunding for Improvement Series 2012 A (AA+/NR)
1,750,000	2.000	03/01/18	1,789,638
845,000	4.000	03/01/19	916,757
City of Lewisville Texas Combination Contract & Special Assessment RB Refunding for Lewisville Castle Hills Public Improvement District No. 3 Project Series 2015 (AGM) (AA/NR)
300,000	3.000	09/01/17	307,032
250,000	3.000	09/01/18	259,153
375,000	3.000	09/01/19	393,911

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Cypress-Fairbanks Independent School District Unlimited Tax GO Bonds Refunding for School Building Series 2014 C (PSF-GTD) (AAA/Aaa)
$5,455,000	4.000%	02/15/19	$ 5,909,074
Dallas County Highland Park Independent School District Unlimited Tax GO Bonds Refunding Series 2015 (NR/Aaa)
2,070,000	4.000	02/15/20	2,301,985
Dallas County Limited Tax GO Notes Series 2011 (AAA/Aaa)
3,855,000	5.000	02/15/18	4,126,084
Dallas-Fort Worth International Airport Joint RB Refunding Series 2011 D (A+/A2)
750,000	4.000	11/01/16	758,265
250,000	4.000	11/01/17	261,187
Dallas-Fort Worth International Airport Joint RB Refunding Series 2012 B (A+/A2)
1,750,000	5.000	11/01/18	1,921,535
Fort Worth Texas GO Bonds Refunding and Improvement Series 2012 (AA+/Aa2)
2,000,000	4.000	03/01/19	2,172,600
Garland Independent School District Unlimited Tax Refunding Bonds Series 2011 A (PSF-GTD) (AAA/Aaa)(e)
1,930,000	0.000	02/15/17	1,923,920
Garland Independent School District Unlimited Tax Refunding Bonds Series 2015 A (PSF-GTD) (AAA/Aaa)
6,640,000	2.000	02/15/18	6,786,412
4,710,000	3.000	02/15/19	4,979,412
Grand Prairie Independent School District GO Bonds Refunding Series 2016 (PSF-GTD) (AAA/NR)
1,915,000	2.000	08/15/18	1,963,756
Harris County Texas Spring Independent School District Unlimited Tax Refunding Bonds Series 2011 (PSF-GTD) (AAA/Aaa)
3,040,000	3.000	08/15/16	3,049,424
2,250,000	4.000	08/15/17	2,334,623
Houston Airport System RB Subordinate Lien Series 2002 C (AMT) (XLCA) (A+/A1)(c)
16,275,000	0.963	07/01/32	14,908,454
Houston Airport System RB Subordinate Lien Series 2002 D-2 (AMT) (XLCA) (A+/A1)(c)
19,425,000	0.967	07/01/32	17,822,167
Houston Independent School District Limited Tax GO Bonds Refunding Series 2014 B (PSF-GTD) (AAA/Aaa)
10,000,000	5.000	02/15/18	10,699,800
12,000,000	5.000	02/15/19	13,304,880
Houston Utilities System RB Refunding First Lien Series 2012 C (AA/NR)(a)
8,000,000	1.000	05/15/34	7,997,840
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2015 A (PSF-GTD) (AAA/NR)(e)
2,000,000	0.000	08/15/19	1,947,360
1,500,000	0.000	08/15/20	1,435,665
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2016 (PSF-GTD) (AAA/NR)(e)
2,500,000	0.000	08/16/20	2,392,700
5,000,000	0.000	08/16/21	4,703,400
Lubbock Health Facilities Development Corp. RB for St. Joseph Health System Series 2008 B (AA-/A1)
3,300,000	5.000	07/01/17	3,437,181
Mansfield Independent School District GO Bonds Series 2012 (PSF-GTD) (AAA/Aaa)(a)
7,315,000	1.750	08/01/17	7,395,099

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Midway Independent School District Unlimited Tax GO Bonds Refunding Series 2015 (PSF-GTD) (AAA/NR)
$4,905,000	5.000%	08/01/21	$ 5,840,334
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 06/01/15 Series 2006 (A-/NR)
5,000,000	1.800	12/01/18	5,104,300
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station I, LLC - Texas A&M University Collegiate Housing Project Series 2014 A (AGM) (AA/A2)
200,000	4.000	04/01/17	204,388
170,000	4.000	04/01/20	185,513
400,000	4.000	04/01/21	442,456
New Hope Cultural Education Facilities Finance Corp. Student Housing RB for Station II, LLC - Texas A&M University Collegiate Housing Corpus Christi Project Series 2016 A (BBB-/Baa3)
145,000	4.000	04/01/19	154,438
300,000	4.000	04/01/20	324,528
620,000	4.000	04/01/21	678,987
North Texas Tollway Authority RB Refunding for First Tier Series 2008 A (NATL-RE-IBC) (AA-/A1)
4,470,000	6.000	01/01/19	4,821,029
North Texas Tollway Authority RB Refunding for First Tier Series 2012 C (A/A1)(a)
18,000,000	1.950	01/01/19	18,294,120
North Texas Tollway Authority System RB Refunding First Tier Series 2011 B (A/A1)
3,000,000	5.000	01/01/19	3,305,640
North Texas Tollway Authority System RB Refunding First Tier Series 2014 A (A/A1)
2,000,000	5.000	01/01/20	2,277,100
North Texas Tollway Authority System RB Refunding First Tier Series 2014 C (A/A1)(a)
5,000,000	1.070	01/01/20	4,966,300
North Texas Tollway Authority System RB Refunding for Second Tier Series 2015 A (A-/A2)
1,070,000	4.000	01/01/18	1,122,270
1,000,000	5.000	01/01/19	1,101,090
Northside Texas Independent School District GO Bonds for School Building Series 2010 (PSF-GTD) (AAA/Aaa)(a)
5,760,000	1.200	08/01/17	5,789,376
Northwest Independent School District Unlimited Tax GO Refunding Bonds Series 2016 (PSF-GTD) (AAA/Aaa)
1,940,000	2.000	02/15/19	2,002,002
Sam Rayburn Municipal Power Agency RB Refunding Series 2012 (BBB+/NR)
2,315,000	5.000	10/01/19	2,596,504
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 A (AA-/NR)(a)
5,000,000	2.000	12/01/18	5,099,200
San Antonio Electric and Gas Systems Junior Lien RB Refunding Series 2012 C (AA-/Aa2)(a)
7,000,000	2.000	12/01/16	7,038,220
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 A (PSF-GTD) (AAA/Aaa)(a)
8,865,000	2.000	08/01/17	8,985,653
San Antonio Independent School District Unlimited Tax Refunding Bonds Series 2014 B (PSF-GTD) (AAA/Aaa)(a)
9,850,000	2.000	08/01/18	10,032,915

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)
Texas A&M University Financing System RB Refunding for Board of Regents Series 2015 A (AAA/Aaa)
$2,250,000	5.000%	05/15/18	$ 2,431,800
Texas A&M University Financing System RB Refunding for Board of Regents Series 2015 B (AAA/Aaa)
2,650,000	5.000	05/15/18	2,864,120
Texas Municipal Gas Acquisition & Supply Corp. III RB Series 2012 D (BBB/A3)
3,000,000	5.000	12/15/16	3,058,800
5,000,000	5.000	12/15/17	5,296,650
4,500,000	5.000	12/15/18	4,937,670
Texas Municipal Gas Acquisition & Supply Corp. RB for Senior Lien Series 2008 D (BBB+/Baa1)
6,110,000	5.625	12/15/17	6,372,302
Texas Municipal Gas Acquisition and Supply Corp. I RB for Gas Supply Senior Lien Series 2006 B (BBB+/Baa1)(c)
1,975,000	0.987	12/15/17	1,967,811
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBB-/Baa2)
7,800,000	6.875	12/31/39	9,178,026
Texas Transportation Commission Central Turnpike System RB Refunding Series 2015 A (A-/A3)(a)
5,000,000	5.000	04/01/20	5,703,850
Texas Transportation Commission Highway Improvement GO Bonds Series 2014 (AAA/Aaa)
20,000,000	5.000	04/01/19	22,303,200
2,500,000	5.000	04/01/21	2,958,850
Texas Transportation Commission State Highway Fund First Tier RB Refunding Series 2014 A (AAA/Aaa)
14,625,000	5.000	04/01/18	15,731,966
Texas Water Development Board State Water Implementation Fund RB Series 2015 A (AAA/NR)
2,300,000	4.000	10/15/19	2,538,993
1,305,000	4.000	04/15/20	1,457,385
Travis County GO Bonds for Texas Unlimited Tax Road Series 2016 (AAA/Aaa)
3,035,000	1.500	03/01/18	3,079,341
3,265,000	1.500	03/01/20	3,329,321

			323,431,791

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority Grant Anticipation RB for Federal Highway Grant Anticipation Revenue Loan Note Series 2015 (A/NR)(f)
250,000	5.000	09/01/18	268,628
645,000	5.000	09/01/19	712,673
825,000	5.000	09/01/20	933,050
2,015,000	5.000	09/01/21	2,325,330
Virgin Islands Public Finance Authority RB Refunding for Virgin Islands Gross Receipts Taxes Loan Note Series 2012 A (BBB+/NR)
8,430,000	2.250	10/01/17	8,477,798
2,085,000	4.000	10/01/22	2,217,815

			14,935,294

Utah – 0.4%
Board of Education of Alpine School District GO Refunding Bonds for Utah SCH BD GTY Program Series 2015 (SCH BD GTY) (AAA/Aaa)
11,550,000	5.000	03/15/19	12,871,897

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Utah – (continued)
Utah Associated Municipal Power Systems RB for Horse Butte Wind Project Series 2012 A (A/NR)
$750,000	5.000%	09/01/16	$ 755,378
500,000	5.000	09/01/17	524,460
500,000	5.000	09/01/18	543,270
500,000	5.000	09/01/19	558,275

			15,253,280

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency RB Refunding for St. Michael’s College Project Series 2012 (BBB+/Baa1)
1,420,000	4.000	10/01/16	1,429,968
1,680,000	4.000	10/01/17	1,740,480
Vermont Educational & Health Buildings Financing Agency RB Refunding for The University of Vermont Medical Center Project Series 2016 A (A-/A3)
500,000	3.000	12/01/17	515,100
450,000	4.000	12/01/19	492,831
400,000	4.000	12/01/20	446,248
350,000	5.000	12/01/21	412,941

			5,037,568

Virginia – 2.8%
Fairfax County GO Refunding Bonds for Virginia Public Improvement Series 2016 A (ST AID WITHHLDG) (AAA/Aaa)
9,995,000	4.000	10/01/21	11,515,339
Virginia Commonwealth Transportation Board RB for Transportation Capital Projects Series 2012 (AA+/Aa1)
5,000,000	5.000	05/15/19	5,604,300
Virginia Commonwealth Transportation Board RB Refunding for Northern Virginia Transportation District Program Series 2014 A (AA+/Aa1)
8,375,000	5.000	05/15/19	9,387,203
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2014 B (AA+/Aa1)
20,650,000	5.000	05/15/19	23,145,759
11,680,000	5.000	05/15/20	13,525,557
Virginia Commonwealth Transportation Board RB Refunding for U.S. Route 58 Corridor Development Program Series 2016 C (AA+/Aa1)
10,000,000	5.000	05/15/23	12,494,500
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 08/13/15 Series 2009 A (BBB+/A2)(a)
6,000,000	2.150	09/01/20	6,193,140
Virginia Electric and Power Company Industrial Development Authority of Wise County RB for Solid Waste and Sewage Disposal RMKT 11/02/15 Series 2010 A (BBB+/A2)(a)
4,500,000	1.875	06/01/20	4,599,855
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2011 B (GO OF AUTH) (AA+/Aa1)
1,900,000	2.200	03/01/17	1,917,841
Virginia State Public Building Authority RB Refunding for Public Facilities Series 2014 C (AA+/Aa1)
5,325,000	5.000	08/01/18	5,795,730
Virginia State Public School Authority RB Refunding for School Financing Series 2015 A (ST AID WITHHLDG) (AA+/Aa1)
26,140,000	4.000	08/01/19	28,679,501

Principal Amount	Interest Rate	Maturity Date	Value
State-Specific Municipal Debt Obligations – (continued)
Virginia – (continued)
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (BBB+/A2)(a)
$2,000,000	1.875%	05/16/19	$ 2,040,120

			124,898,845

Washington – 1.1%
City of Spokane Washington Water and Wastewater System RB Series 2014 (AA/Aa2)
2,805,000	5.000	12/01/18	3,078,432
Washington State COPS for State and Local Agency Real and Personal Property Series 2014 B (NR/Aa2)
3,020,000	5.000	07/01/19	3,378,293
Washington State COPS for State and Local Agency Real and Personal Property Series 2015 B (NR/Aa2)
5,745,000	5.000	01/01/20	6,515,577
Washington State COPS Refunding for State and Local Agency Real and Personal Property Series 2016 A (NR/Aa2)
6,420,000	5.000	07/01/20	7,391,153
Washington State Motor Vehicle Fuel Tax GO Bonds Refunding Series 2015 R-F (AA+/Aa1)
6,770,000	5.000	07/01/19	7,611,646
Washington State Various Purpose GO Bonds Series 2008 C (AA+/Aa1)(d)
18,795,000	5.000	01/01/18	20,013,856

			47,988,957

West Virginia – 0.4%
Kanawha Putnam County Huntington Compound RB for Single Family Mortgage Series 1984 A (ETM) (AMBAC) (NR/Aaa)(d)(e)
10,125,000	0.000	12/01/16	10,102,623
Mason County Pollution Control RB for Appalachian Power Co. Project Series 2003 L (BBB/Baa1)(a)
3,000,000	1.625	10/01/18	3,034,020
Monongalia County Board of Education Public School GO Refunding Bonds Series 2012 (AA-/NR)
1,520,000	5.000	05/01/18	1,636,797
Princeton West Virginia Hospitals RB Refunding Princeton Community Hospital Project Series 2012 A (BBB+/NR)
500,000	5.000	05/01/17	516,065
1,445,000	5.000	05/01/18	1,541,887
1,565,000	5.000	05/01/19	1,714,724

			18,546,116

Wisconsin – 0.3%
Wisconsin State GO Bonds Series 2006 A (AA/Aa2)(d)
11,030,000	5.000	05/01/21	13,123,604

TOTAL INVESTMENTS – 98.9% (Cost $4,333,925,291)			$4,343,982,303

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			47,422,458

NET ASSETS – 100.0%			$4,391,404,761

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on June 30, 2016.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

(b)	When-issued security.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $36,862,411, which represents approximately 0.8% of net assets as of June 30, 2016.

(g)	Security is currently in default.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC-ICC	— Agency Insured Custody Certificate
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAM	— Build America Mutual Assurance Co.
BANS	— Bond Anticipation Notes
BHAC-CR	— Insured by Berkshire Hathaway Assurance Corp.- Insured Custodial Receipts
CNTY GTD	— County Guaranteed
COMWLTH GTD	— Commonwealth Guaranteed
COPS	— Certificates of Participation
ETM	— Escrowed to Maturity
FGIC	— Insured by Financial Guaranty Insurance Co.
GO	— General Obligation
GO OF AUTH	— General Obligation of Authority
IDA	— Industrial Development Authority
MUN GOVT GTD	— Municipal Government Guaranteed
NATL-RE	— Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	— Insured by National Public Finance Guarantee Corp., which reinsures Financial Guaranty Insurance Co.
NATL-RE-IBC	— Insured by National Public Finance Guarantee Corp.- Insured Bond Certificates
NR	— Not Rated
PCRB	— Pollution Control Revenue Bond
PSF-GTD	— Guaranteed by Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RB	— Revenue Bond
RMKT	— Remarketed
SCH BD GTY	— School Bond Guaranty
SCH BD RES FD	— School Bond Reserve Fund
SCSDE	— South Carolina State Department of Education
SD CRED PROG	— School District Credit Program
ST AID WITHHLDG	— State Aid Withholding
ST APPROP	— State Appropriation
WR	— Withdrawn Rating
XLCA	— Insured by XL Capital Assurance, Inc.

For information on the mutual funds, please call our toll-free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread on June 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
Bank of America, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	$5,000	1.000%	03/20/23	1.042%	$(5)	$(11,080)
JPMorgan Chase Bank, N.A.	California State Various Purpose GO Bonds Series 2003, 5.250%, 02/01/18	10,000	1.000	03/20/23	1.042	(333,454)	311,283

TOTAL						$(333,459)	$300,203

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$4,321,719,096

Gross unrealized gain	76,312,625
Gross unrealized loss	(54,049,418)

Net unrealized security gain	$22,263,207

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management L.P. (“GSAM”)’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

ii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Money Market Funds — Investments in the Goldman Sachs Financial Square Tax-Free Money Market Fund (“Underlying Fund”) are valued at the net asset value (“NAV”) of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in United States (“U.S.”) or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2016:

DYNAMIC MUNICIPAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$788,493,363	$—
Investment Company	608,722	—	—
Total	$608,722	$788,493,363	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$62,257	$—
Liabilities(a)
Futures Contracts	$(376,158)	$—	$—
Interest Rate Swap Contract	—	(834,569)	—
Total	$(376,158)	$(834,569)	$—

HIGH YIELD MUNICIPAL

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Municipal Debt Obligations	$—	$4,457,564,407	$—
Corporate Obligation	—	11,196,000	—
Total	$—	$4,468,760,407	$—

Derivative Type
Assets(a)
Credit Default Swap Contracts	$—	$1,375,609	$—
Liabilities(a)
Credit Default Swap Contracts	$—	$(1,429,574)	$—
Interest Rate Swap Contract	—	(4,756,254)	—
Total	$—	$(6,185,828)	$—

SHORT DURATION TAX-FREE

Investment Type	Level 1	Level 2	Level 3
Assets
Municipal Debt Obligations	$—	$4,343,826,329	$—

Derivative Type
Assets(a)		—
Credit Default Swap Contract	$—	$311,283	$—
Liabilities(a)
Credit Default Swap Contract	$—	$(11,080)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Non-Diversification Risk — The High Yield Municipal Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if its investments were not so concentrated.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

State/Territory Specific Risk — The Funds’ investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 52.0%
Aerospace/Defense – 0.3%
General Dynamics Corp.
$1,525,000	1.000%		11/15/17	$ 1,525,791

Automotive(a) – 0.8%
BMW US Capital LLC
1,050,000	1.500		04/11/19	1,057,521
Daimler Finance North America LLC
1,400,000	1.650		05/18/18	1,409,210
1,050,000	2.250		03/02/20	1,069,522
Harley-Davidson Financial Services, Inc.(b)
800,000	2.150		02/26/20	816,657

				4,352,910

Banks – 20.3%
ABN AMRO Bank NV(a)
3,925,000	2.500		10/30/18	4,016,107
American Express Credit Corp.(b)
3,675,000	2.375		05/26/20	3,760,134
Bank of America Corp.
4,725,000	6.000		09/01/17	4,970,347
1,400,000	6.875		04/25/18	1,526,597
Bank of Montreal
25,000	1.800		07/31/18	25,275
Bank of Scotland PLC(a)
100,000	5.250		02/21/17	102,651
Banque Federative du Credit Mutuel SA(a)
1,150,000	2.000		04/12/19	1,160,632
Barclays Bank PLC(c)
2,625,000	1.208		02/17/17	2,621,291
BNP Paribas SA
900,000	2.375		05/21/20	914,421
BPCE SA
1,726,000	2.500		12/10/18	1,768,405
Capital One Bank USA NA(b)
2,075,000	1.150		11/21/16	2,076,239
Citigroup, Inc.
200,000	6.125		05/15/18	216,190
875,000	2.150		07/30/18	884,055
150,000	2.500		09/26/18	152,714
3,400,000	2.050		12/07/18	3,428,093
Commonwealth Bank of Australia(a)(c)
2,875,000	1.016		03/13/17	2,875,609
Compass Bank(b)
1,250,000	1.850		09/29/17	1,247,819
Credit Agricole SA(a)(c)
2,975,000	1.504		10/03/16	2,979,153
Credit Suisse AG
3,900,000	1.155	(c)	05/26/17	3,897,637
1,475,000	1.750		01/29/18	1,477,471
Discover Bank(b)
1,600,000	2.600		11/13/18	1,621,588
Fifth Third Bank(b)(c)
3,725,000	1.136		11/18/16	3,727,779
HSBC USA, Inc.
3,075,000	1.500		11/13/17	3,079,477
ING Bank NV(a)
1,600,000	1.800		03/16/18	1,609,075
1,425,000	2.050		08/17/18	1,444,819
JPMorgan Chase & Co.
3,925,000	1.264	(c)	01/28/19	3,918,269

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co. – (continued)
$1,275,000	2.200%		10/22/19	$ 1,294,373
1,775,000	2.750	(b)	06/23/20	1,828,357
Lloyds Bank PLC
2,425,000	1.750		03/16/18	2,417,201
1,100,000	2.000		08/17/18	1,099,039
Mizuho Corporate Bank Ltd.(a)
1,475,000	2.550		03/17/17	1,487,968
1,150,000	1.550		10/17/17	1,151,895
Morgan Stanley & Co.(c)
4,525,000	1.488		01/24/19	4,517,529
Morgan Stanley, Inc.
1,425,000	2.500		04/21/21	1,438,201
MUFG Americas Holdings Corp.(b)
550,000	1.625		02/09/18	550,686
MUFG Union Bank NA(b)
2,250,000	2.625		09/26/18	2,298,997
Nordea Bank AB(a)
1,900,000	1.875		09/17/18	1,919,350
PNC Bank NA(b)
3,050,000	1.150		11/01/16	3,051,086
Santander Bank NA(b)
950,000	2.000		01/12/18	947,271
Santander Holdings USA, Inc.(b)
250,000	2.650		04/17/20	246,746
Santander UK PLC
1,225,000	2.000		08/24/18	1,222,640
Synchrony Financial(b)
1,200,000	2.600		01/15/19	1,211,267
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
900,000	1.068	(c)	03/10/17	900,190
1,500,000	1.450		09/08/17	1,498,628
1,625,000	1.700		03/05/18	1,633,333
The Toronto-Dominion Bank(a)
14,800,000	1.500		03/13/17	14,858,266
US Bank NA(b)
1,175,000	1.400		04/26/19	1,180,509
Westpac Banking Corp.
5,025,000	2.300		05/26/20	5,122,681

				107,378,060

Chemicals – 1.0%
Ecolab, Inc.
2,025,000	1.550		01/12/18	2,031,366
Praxair, Inc.
3,125,000	1.050		11/07/17	3,127,428

				5,158,794

Construction Machinery – 0.4%
Caterpillar Financial Services Corp.
1,350,000	0.821	(c)	03/03/17	1,350,797
735,000	2.450		09/06/18	755,645

				2,106,442

Diversified Financial Services – 0.5%
Visa, Inc.
2,725,000	1.200		12/14/17	2,743,010

Diversified Manufacturing – 0.7%
Amphenol Corp.
925,000	1.550		09/15/17	926,739

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Diversified Manufacturing – (continued)
Amphenol Corp. – (continued)
$1,000,000	2.550	%(b)	01/30/19	$ 1,015,653
Danaher Corp.
850,000	1.650		09/15/18	862,733
Fortive, Corp.(a)
750,000	1.800		06/15/19	755,284

				3,560,409

Electric – 2.5%
American Electric Power Co., Inc.(b)
518,000	1.650		12/15/17	519,251
Commonwealth Edison Co.(b)
525,000	2.150		01/15/19	534,663
Consolidated Edison, Inc.(b)
350,000	2.000		05/15/21	352,636
Dominion Resources, Inc.
1,150,000	1.900		06/15/18	1,157,682
Duke Energy Progress, Inc.(c)
2,300,000	0.880		03/06/17	2,296,642
Electricite de France(a)(c)
3,125,000	1.094		01/20/17	3,127,097
Emera US Finance LP(a)
1,375,000	2.150		06/15/19	1,383,441
Exelon Corp.
1,075,000	1.550		06/09/17	1,076,079
NextEra Energy Capital Holdings, Inc.
375,000	2.300		04/01/19	381,470
The Southern Co.
1,300,000	1.850		07/01/19	1,314,997
Virginia Electric and Power Co.(b)
900,000	1.200		01/15/18	900,497

				13,044,455

Energy – 0.6%
Anadarko Petroleum Corp.
181,000	6.375		09/15/17	190,888
Halliburton Co.
1,925,000	1.000		08/01/16	1,925,106
Statoil ASA(c)
1,200,000	0.916		05/15/18	1,192,805

				3,308,799

Food and Beverage – 6.1%
Anheuser-Busch InBev Finance, Inc.
7,325,000	1.900		02/01/19	7,446,540
Cargill, Inc.(a)
1,700,000	1.900		03/01/17	1,711,261
ConAgra Foods, Inc.
1,425,000	1.900		01/25/18	1,435,518
Diageo Capital PLC
2,600,000	5.750		10/23/17	2,757,192
Kraft Heinz Foods Co.(a)
1,925,000	2.000		07/02/18	1,950,341
McDonald’s Corp.
625,000	2.100		12/07/18	637,665
Molson Coors Brewing Co.
1,375,000	1.450		07/15/19	1,379,254
Pernod-Ricard SA(a)
1,600,000	2.950		01/15/17	1,613,254
SABMiller Holdings, Inc.(a)
1,625,000	2.450		01/15/17	1,635,754

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Food and Beverage – (continued)
Starbucks Corp.
$3,725,000	0.875%		12/05/16	$ 3,730,099
Suntory Holdings Ltd.(a)
2,850,000	1.650		09/29/17	2,859,006
Sysco Corp.(b)
625,000	2.600		10/01/20	642,064
The J.M. Smucker Co.
2,025,000	1.750		03/15/18	2,040,592
575,000	2.500		03/15/20	591,133
WM Wrigley Jr Co.(a)
1,900,000	2.000		10/20/17	1,920,197

				32,349,870

Health Care - Medical Products – 0.8%
Becton Dickinson & Co.
1,250,000	1.800		12/15/17	1,260,033
Stryker Corp.
1,550,000	2.000		03/08/19	1,572,156
Thermo Fisher Scientific, Inc.
1,675,000	1.300		02/01/17	1,676,246

				4,508,435

Health Care Services – 1.5%
Aetna, Inc.
3,625,000	1.900		06/07/19	3,676,361
UnitedHealth Group, Inc.
1,400,000	1.900		07/16/18	1,421,361
2,675,000	2.300		12/15/19	2,757,287

				7,855,009

Life Insurance(a) – 1.0%
Metropolitan Life Global Funding I(c)
3,875,000	1.009		04/10/17	3,881,386
Reliance Standard Life Global Funding II
1,375,000	2.500		04/24/19	1,402,141

				5,283,527

Media - Cable – 0.3%
Time Warner Cable, Inc.
1,725,000	5.850		05/01/17	1,785,677

Metals & Mining – 0.7%
BHP Billiton Finance USA Ltd.(c)
2,050,000	0.881		09/30/16	2,048,544
Glencore Finance Canada Ltd.(a)
1,475,000	2.700		10/25/17	1,469,469

				3,518,013

Pharmaceuticals – 4.7%
AbbVie, Inc.
1,750,000	1.750		11/06/17	1,760,667
5,150,000	1.800		05/14/18	5,181,031
Actavis Funding SCS
2,800,000	2.350		03/12/18	2,831,618
4,625,000	3.000	(b)	03/12/20	4,750,396

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pharmaceuticals – (continued)
Bayer US Finance LLC(a)(c)
$3,350,000	0.934%		10/06/17	$ 3,334,460
Eli Lilly & Co.
450,000	1.250		03/01/18	451,692
EMD Finance LLC(a)
3,125,000	1.700		03/19/18	3,139,228
Forest Laboratories, Inc.(a)(b)
1,825,000	4.375		02/01/19	1,924,906
Gilead Sciences, Inc.
1,400,000	1.850		09/04/18	1,423,355

				24,797,353

Pipelines – 0.8%
Columbia Pipeline Group, Inc.
825,000	2.450		06/01/18	825,887
Enterprise Products Operating LLC
1,625,000	1.650		05/07/18	1,628,187
TransCanada PipeLines Ltd.
1,550,000	1.875		01/12/18	1,554,271

				4,008,345

Property/Casualty Insurance – 0.6%
Berkshire Hathaway Finance Corp.
1,475,000	1.450		03/07/18	1,487,981
1,025,000	1.700		03/15/19	1,041,753
Chubb INA Holdings, Inc.(b)
875,000	2.300		11/03/20	898,825

				3,428,559

Real Estate Investment Trust – 1.9%
ERP Operating LP
760,000	5.750		06/15/17	791,709
HCP, Inc.
2,550,000	6.000		01/30/17	2,616,767
Select Income REIT(b)
450,000	2.850		02/01/18	453,352
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
3,425,000	1.750		09/15/17	3,434,898
Welltower, Inc.
2,575,000	4.700		09/15/17	2,665,424

				9,962,150

Retailers – 0.6%
Amazon.com, Inc.(b)
1,225,000	2.600		12/05/19	1,278,793
AutoZone, Inc.
300,000	1.625		04/21/19	301,394
The Home Depot, Inc.(b)
1,725,000	2.000		06/15/19	1,771,983

				3,352,170

Retailers - Food & Drug – 1.4%
CVS Health Corp.
275,000	1.900		07/20/18	278,769
1,325,000	2.800	(b)	07/20/20	1,375,289
2,200,000	2.125	(b)	06/01/21	2,217,168
The Kroger Co.
450,000	2.000		01/15/19	456,089

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Retailers - Food & Drug – (continued)
Walgreens Boots Alliance, Inc.
$1,175,000	1.750%	11/17/17	$ 1,183,932
1,650,000	1.750	05/30/18	1,662,057

			7,173,304

Technology – 1.6%
Apple, Inc.
1,750,000	1.700	02/22/19	1,777,938
Cisco Systems, Inc.
1,150,000	1.600	02/28/19	1,166,377
Fidelity National Information Services, Inc.
1,400,000	2.850	10/15/18	1,436,237
Fiserv, Inc.(b)
1,025,000	2.700	06/01/20	1,059,217
Harris Corp.
925,000	1.999	04/27/18	925,934
QUALCOMM, Inc.
2,000,000	1.400	05/18/18	2,015,918

			8,381,621

Tobacco – 1.0%
BAT International Finance PLC(a)
1,575,000	1.850	06/15/18	1,592,215
Philip Morris International, Inc.
575,000	1.375	02/25/19	578,588
Reynolds American, Inc.
2,900,000	2.300	06/12/18	2,945,931

			5,116,734

Transportation(a) – 0.6%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,300,000	3.750	05/11/17	1,324,578
1,625,000	2.875	07/17/18	1,654,927

			2,979,505

Wireless Telecommunications – 0.4%
Verizon Communications, Inc.
924,000	1.350	06/09/17	925,791
1,150,000	2.625	02/21/20	1,188,814

			2,114,605

Wirelines Telecommunications – 0.9%
AT&T, Inc.
2,450,000	2.400	03/15/17	2,470,717
Verizon Communications, Inc.
1,950,000	3.650	09/14/18	2,049,963

			4,520,680

TOTAL CORPORATE OBLIGATIONS (Cost $272,677,489)			$274,314,227

Asset-Backed Securities – 15.5%
Autos – 2.7%
Ally Auto Receivables Trust Series 2015-SN1, Class A3
$1,100,000	1.210%	12/20/17	$ 1,100,689
Ally Master Owner Trust Series 2012-5, Class A
4,600,000	1.540	09/15/19	4,617,544

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Autos – (continued)
Ally Master Owner Trust Series 2015-2, Class A2
$4,000,000	1.830%	01/15/21	$ 4,025,600
Ford Credit Auto Owner Trust Series 2016-2, Class A(a)
1,600,000	2.030	12/15/27	1,608,408
GM Financial Automobile Leasing Trust Series 2015-1, Class A3
1,200,000	1.530	09/20/18	1,206,000
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(a)
1,550,000	1.960	05/17/21	1,555,989

			14,114,230

Credit Card – 6.7%
Bank of America Credit Card Trust Series 2014-A1, Class A(c)
7,000,000	0.822	06/15/21	7,008,879
Barclays Dryrock Issuance Trust Series 2015-1, Class A(b)
3,450,000	2.200	12/15/22	3,551,775
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A1
5,200,000	1.390	01/15/21	5,232,760
Chase Issuance Trust Series 16-A2, Class A
2,900,000	1.370	06/15/21	2,917,033
Chase Issuance Trust Series 2015-A2, Class A2
4,250,000	1.590	02/18/20	4,289,100
Citibank Credit Card Issuance Trust Series 2014-A2, Class A2
5,400,000	1.020	02/22/19	5,405,269
Evergreen Credit Card Trust Series 2016-1, Class A(a)(c)
3,350,000	1.162	04/15/20	3,351,205
Trillium Credit Card Trust II Series 2016-1A, Class A(a)(c)
3,650,000	1.185	05/26/21	3,650,000

			35,406,021

Equipment(a) – 0.7%
Chesapeake Funding II LLC Series 16-2A, Class A1
3,500,000	1.880	06/15/28	3,509,312

Home Equity(c) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
21,602	6.745	06/25/28	23,026
Centex Home Equity Series 2004-D, Class MV3
86,065	1.946	09/25/34	74,690
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
34,182	2.696	05/25/34	28,158

			125,874

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
18,256	4.350	04/15/40	18,480

Student Loan(c) – 5.4%
Access Group, Inc. Series 2006-1, Class A2
258,071	0.739	08/25/23	256,894
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3
295,964	0.750	09/26/22	295,270
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3
2,964,635	0.740	12/26/24	2,949,538
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
2,779,717	1.246	06/25/26	2,752,864
Educational Services of America, Inc. Series 2010-1, Class A1(a)
1,927,728	1.469	07/25/23	1,909,592
Educational Services of America, Inc. Series 2014-1, Class A(a)
2,540,308	1.146	02/25/39	2,465,018

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Goal Capital Funding Trust Series 2006-1, Class A3
$63,248	0.749%	11/25/26	$ 63,153
Goal Capital Funding Trust Series 2007-1, Class A3
675,902	0.730	09/25/28	669,660
Higher Education Funding I Series 2005-1, Class A4
557,074	0.769	02/25/30	552,213
Nelnet Student Loan Trust Series 2005-4, Class A3
776,358	0.777	06/22/26	772,283
Nelnet Student Loan Trust Series 2006-2, Class A5
3,770,534	0.719	01/25/30	3,712,582
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
2,305,621	1.146	12/26/31	2,252,456
Scholar Funding Trust Series 2012-B, Class A1(a)
798,544	0.854	10/28/25	797,924
SLM Student Loan Trust Series 2003-12, Class A5(a)
1,038,573	0.914	09/15/22	1,035,346
SLM Student Loan Trust Series 2003-14, Class A5
408,474	0.868	01/25/23	406,544
SLM Student Loan Trust Series 2004-1, Class A3
1,644,734	0.829	04/25/23	1,632,035
SLM Student Loan Trust Series 2006-2, Class A5
3,562,426	0.729	07/25/25	3,541,462
SLM Student Loan Trust Series 2006-4, Class A5
1,133,877	0.719	10/27/25	1,131,152
SLM Student Loan Trust Series 2006-9, Class A4
60,153	0.689	10/25/22	60,101
SLM Student Loan Trust Series 2013-3, Class A2
400,268	0.746	05/26/20	398,077
SLM Student Loan Trust Series 2014-1, Class A2
685,070	0.826	07/26/21	681,636
Wachovia Student Loan Trust Series 2005-1, Class A5
296,822	0.749	01/26/26	293,268

			28,629,068

TOTAL ASSET-BACKED SECURITIES (Cost $81,662,092)			$ 81,802,985

U.S. Treasury Obligations – 14.8%
United States Treasury Inflation Protected Securities
$2,308,480	2.625%	07/15/17	$ 2,403,705
29,390,592	0.125 (d)	04/15/18	29,840,562
12,156,207	0.125	04/15/20	12,433,490
United States Treasury Notes
17,550,000	1.000	08/15/18	17,692,505
15,700,000	1.000	06/15/19	15,777,872

TOTAL U.S. TREASURY OBLIGATIONS (Cost $77,441,613)			$ 78,148,134

Shares	Rate		Value
Investment Company(c)(e) – 10.3%
Goldman Sachs Financial Square Government Fund - FST Shares
54,126,411	0.290%		$ 54,126,411
(Cost $54,126,411)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $485,907,605)			$488,391,757

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 7.2%
Commercial Paper – 7.2%
AutoZone, Inc.
$5,000,000	0.000%	07/26/16	$ 4,997,535
Dominion Resources, Inc.
2,500,000	0.000	07/26/16	2,498,559
Eastman Chemical Co.
2,600,000	0.000	07/06/16	2,599,743
Edison International, Inc.
2,500,000	0.000	07/05/16	2,499,817
E. I. DuPont
2,400,000	0.000	07/25/16	2,398,800
Electricite De France SA
3,100,000	0.000	01/09/17	3,075,035
Ford Motor Credit Co. LLC
2,500,000	0.000	09/01/16	2,495,824
Monsanto Co.
2,500,000	0.000	07/15/16	2,499,076
Omnicom Cap, Inc.
2,600,000	0.000	08/08/16	2,597,777
PPG Industries, Inc.
5,000,000	0.000	07/14/16	4,998,736
Schlumberger Holdings Corp.
2,300,000	0.000	09/12/16	2,294,870
Tyco International Finance SA
2,550,000	0.000	07/01/16	2,550,000
United Technologies Corp.
2,400,000	0.000	07/07/16	2,399,712

TOTAL SHORT-TERM INVESTMENTS (Cost $37,905,484)			$ 37,905,484

TOTAL INVESTMENTS – 99.8% (Cost $523,813,089)			$526,297,241

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			1,195,198

NET ASSETS – 100.0%			$527,492,439

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $106,992,543, which represents approximately 20.3% of net assets as of June 30, 2016.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(d)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(e)	Represents an Affiliated Fund.

Investment Abbreviations:
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Eurodollars	(64)	September 2016	$(15,896,800)	$(18,498)
Eurodollars	(9)	December 2016	(2,234,812)	(4,296)
Eurodollars	(64)	March 2017	(15,888,800)	(43,123)
Eurodollars	(64)	June 2017	(15,883,200)	(52,323)
Eurodollars	(113)	September 2017	(28,032,475)	(154,361)
Eurodollars	(113)	December 2017	(28,016,938)	(171,261)
Eurodollars	(113)	March 2018	(28,005,638)	(187,686)
Eurodollars	(75)	June 2018	(18,579,375)	(170,798)
2 Year U.S. Treasury Notes	(426)	September 2016	(93,433,782)	(651,532)
5 Year U.S. Treasury Notes	(323)	September 2016	(39,458,992)	(706,856)

TOTAL				$(2,160,734)

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$523,984,503

Gross unrealized gain	2,807,648
Gross unrealized loss	(494,910)

Net unrealized security gain	$2,312,738

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 47.6%
Collateralized Mortgage Obligations – 4.2%
Adjustable Rate Non-Agency – 0.1%
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B(a)
$353,432	1.633%	11/25/29	$ 346,018

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)
29,033	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)
33,756	0.000	08/25/33	—
FNMA STRIPS Series 151, Class 2
1,625	9.500	07/25/22	173
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
19,800	0.123	08/25/33	120
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
4,191	0.320	07/25/33	47

			340

Inverse Floaters – 0.0%
GNMA REMIC Series 2002-13, Class SB(a)
49,731	35.503	02/16/32	87,936

Principal Only – 0.0%
FNMA REMIC Series G-35, Class N(c)
3,520	0.000	10/25/21	3,447

Regular Floater – 1.1%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a),(d)
47,979	1.017	02/25/48	47,963
FHLMC REMIC Series 1760, Class ZB(a)
104,641	1.220	05/15/24	104,802
FHLMC REMIC Series 4526, Class FA(a)
937,041	0.792	11/15/45	931,663
FHLMC REMIC Series 4585, Class FJ(a)
990,681	0.942	05/15/46	987,336
FNMA REMIC Series 2012-90, Class FB(a)
509,452	0.893	08/25/42	509,339
FNMA REMIC Series 2016-23, Class FT(a)
975,751	0.953	11/25/45	974,402
FNMA REMIC Series 2016-32, Class FB(a)
987,395	0.953	06/25/46	984,758

			4,540,263

Sequential Fixed Rate – 2.9%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
600,000	2.373	05/25/22	623,599
FHLMC REMIC Series 2329, Class ZA
658,198	6.500	06/15/31	744,912
FHLMC REMIC Series 4273, Class PD
1,139,001	6.500	11/15/43	1,318,297
FNMA REMIC Series 2011-52, Class GB
1,127,698	5.000	06/25/41	1,258,354
FNMA REMIC Series 2011-99, Class DB
1,100,541	5.000	10/25/41	1,226,819
FNMA REMIC Series 2012-111, Class B
158,152	7.000	10/25/42	183,096

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2012-153, Class B
$636,430	7.000%	07/25/42	$ 751,369
GNMA REMIC Series 2002-42, Class KZ
1,716,225	6.000	06/16/32	1,944,699
NCUA Guaranteed Notes Series A4
3,400,000	3.000	06/12/19	3,600,428

			11,651,573

Sequential Floating Rate – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A(a)
506,062	0.915	10/07/20	506,734

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 17,136,311

Commercial Mortgage-Backed Securities – 4.2%
Sequential Fixed Rate – 0.5%
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A
$2,044,087	5.166%	12/12/49	$ 2,055,763

Sequential Floating Rate – 3.7%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4(a)
465,594	5.889	07/10/44	465,501
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A(a)
5,039,977	6.054	12/10/49	5,264,318
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A(a)
4,053,756	5.526	01/15/49	4,131,635
LB Commercial Mortgage Trust Series 2007-C3, Class A1A(a)
3,048,288	6.073	07/15/44	3,155,404
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A(a)
2,292,816	5.509	11/12/49	2,317,175

			15,334,033

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 17,389,796

Federal Agencies – 39.2%
Adjustable Rate FHLMC – 0.2%
$140,329	2.555%	11/01/32	$ 147,889
820,386	2.502	09/01/33	866,168

			1,014,057

Adjustable Rate FNMA – 0.9%
21,411	2.545	11/01/32	22,420
227,650	2.374	12/01/32	236,885
797,607	2.287	05/01/33	821,065
24,794	2.797	06/01/33	26,190
809,111	2.512	10/01/33	848,515
835,256	2.611	02/01/35	882,194
659,936	2.270	09/01/35	689,340

			3,526,609

Adjustable Rate GNMA – 0.7%
53,193	1.750	06/20/23	54,263
25,232	1.875	07/20/23	25,709
24,760	1.875	08/20/23	25,233
66,705	1.875	09/20/23	67,988
21,514	2.000	03/20/24	21,956
118,841	1.750	04/20/24	121,438
62,602	1.750	04/20/24	63,970
19,748	1.750	05/20/24	20,183
48,508	1.750	06/20/24	49,583

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA – (continued)
$101,388	1.750%	06/20/24	$ 103,636
33,805	2.000	06/20/24	34,549
50,806	1.875	07/20/24	51,869
53,095	2.000	07/20/24	54,222
91,431	1.875	08/20/24	93,358
49,014	2.000	08/20/24	50,089
17,290	1.875	09/20/24	17,657
27,824	1.875	09/20/24	28,415
57,476	2.000	11/20/24	58,731
22,520	2.000	12/20/24	23,015
36,792	2.500	12/20/24	38,155
39,127	2.000	01/20/25	39,994
21,640	2.000	02/20/25	22,123
76,912	2.000	05/20/25	78,801
60,944	2.000	07/20/25	62,352
28,707	2.000	02/20/26	29,420
1,466	1.875	07/20/26	1,502
38,909	2.000	01/20/27	39,906
33,873	2.000	01/20/27	34,770
27,241	2.000	02/20/27	27,943
98,171	1.750	04/20/27	100,836
113,928	1.750	04/20/27	117,021
23,155	1.750	05/20/27	23,807
27,366	1.750	06/20/27	28,140
10,012	2.000	11/20/27	10,291
215	2.000	11/20/27	221
33,661	2.000	12/20/27	34,603
70,182	2.000	01/20/28	72,086
25,313	2.000	02/20/28	26,003
29,510	2.000	03/20/28	30,317
111,327	1.875	07/20/29	114,424
66,442	1.875	08/20/29	68,367
13,695	1.875	09/20/29	14,077
40,902	2.000	10/20/29	42,109
23,392	2.000	10/20/29	24,081
32,065	2.000	11/20/29	32,979
49,645	2.000	11/20/29	51,171
14,499	2.000	12/20/29	14,929
2,947	2.000	12/20/29	3,037
24,324	2.000	01/20/30	25,049
11,893	2.000	02/20/30	12,264
66,822	2.000	03/20/30	68,824
18,357	1.750	04/20/30	18,931
56,246	1.750	04/20/30	58,004
97,664	1.750	05/20/30	100,733
9,179	1.750	05/20/30	9,466
83,046	2.000	05/20/30	85,650
18,601	1.750	06/20/30	19,208
168,312	2.000	07/20/30	173,638
28,834	2.000	09/20/30	29,716
57,958	2.000	10/20/30	59,811
110,168	2.000	03/20/32	113,719

			2,924,342

FHLMC – 5.2%
2,818	7.000	09/01/17	2,877
1,503	7.000	10/01/17	1,518
12,564	5.500	05/01/18	12,981
135,801	5.500	06/01/18	140,528
3,255	4.500	09/01/18	3,357
2,471	4.500	09/01/18	2,543
51,482	5.000	06/01/19	53,866
2,725	10.000	07/01/20	2,736
32,338	6.500	07/01/21	36,579
2,557	6.500	08/01/22	2,897

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$37,316	9.000%	10/01/22	$ 42,470
135,002	4.500	10/01/23	147,118
699,862	5.000	08/01/24	753,761
157,405	6.500	07/01/28	175,512
634,665	4.500	03/01/29	692,463
4,396	8.000	07/01/30	5,427
9,452	7.500	12/01/30	9,665
44,846	7.000	04/01/31	52,754
1,316	5.000	08/01/33	1,460
22,348	5.000	08/01/33	24,783
4,658	5.000	09/01/33	5,166
11,279	5.000	10/01/33	12,508
15,988	5.500	09/01/34	18,213
249,506	6.000	10/01/34	288,818
6,032	5.000	11/01/34	6,686
145,986	5.000	12/01/34	161,803
196,058	5.000	12/01/34	217,301
1,211	5.500	03/01/35	1,358
2,495	5.000	07/01/35	2,765
15,909	5.000	07/01/35	17,633
2,463	5.500	07/01/35	2,771
3,592	5.000	11/01/35	3,984
7,040	5.500	11/01/35	8,050
35,066	5.000	12/01/35	39,926
92,644	5.500	01/01/36	105,958
9,276	5.500	01/01/36	10,607
270	5.500	02/01/36	309
2,524	6.000	06/01/36	2,901
59,937	5.000	02/01/37	66,148
5,320	5.000	03/01/38	5,871
123,717	5.500	03/01/38	140,414
51,478	5.500	04/01/38	58,425
8,407	5.500	11/01/38	9,683
12,974	5.500	12/01/38	14,540
557,802	7.000	02/01/39	658,642
3,892	5.500	03/01/39	4,396
245,198	5.000	07/01/39	272,629
6,099	5.500	10/01/39	6,892
12,850	5.500	03/01/40	14,575
19,034	4.000	06/01/40	20,373
27,740	5.500	06/01/40	31,398
13,393	5.000	08/01/40	14,857
1,004,895	5.500	08/01/40	1,122,263
3,931	4.500	11/01/40	4,308
89,259	4.000	02/01/41	95,986
160,935	4.000	02/01/41	173,081
7,758	5.000	04/01/41	8,641
10,413	5.000	06/01/41	11,552
458,143	5.000	07/01/41	507,799
18,971	4.000	11/01/41	20,451
24,622	3.000	05/01/42	25,597
297,417	3.500	06/01/42	318,841
23,623	3.000	08/01/42	24,558
27,170	3.000	01/01/43	28,269
26,858	3.000	02/01/43	27,935
64,269	3.000	02/01/43	67,039
5,193,315	3.500	04/01/43	5,507,349
552,266	3.500	06/01/45	589,975
430,331	3.500	10/01/45	459,983
2,950,170	3.500	03/01/46	3,153,455
3,961,301	3.500	04/01/46	4,220,643
400,240	3.500	05/01/46	426,443

			21,185,063

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – 19.7%
$1,792	8.000%	11/01/16	$ 1,797
14,444	5.000	08/01/17	14,811
2,141,508	2.800	03/01/18	2,172,048
1,849,087	3.740	05/01/18	1,902,203
1,690,000	3.840	05/01/18	1,741,269
8,123	4.500	08/01/18	8,376
86,311	5.000	09/01/18	89,246
400,735	5.000	10/01/18	414,919
73,947	5.000	10/01/18	76,769
4,400,000	4.506	06/01/19	4,603,551
28,773	6.500	08/01/19	33,112
808,832	3.416	10/01/20	869,250
9,569	9.500	10/01/20	9,638
590,083	3.615	12/01/20	636,885
2,150,867	4.380	06/01/21	2,392,034
242,735	5.500	02/01/23	272,406
413,401	5.500	08/01/23	464,043
81,162	6.000	11/01/28	92,681
19,469	6.000	11/01/28	22,232
8,948	6.500	11/01/28	10,068
68,990	7.000	07/01/31	78,805
1,301	5.500	03/01/33	1,470
4,032	6.000	03/01/33	4,664
4,002,192	5.500	04/01/33	4,579,481
114,873	5.500	04/01/33	131,967
2,079	6.000	05/01/33	2,407
5,703	5.000	07/01/33	6,479
899,246	5.500	07/01/33	1,000,806
20,503	5.000	08/01/33	22,996
10,094	5.000	08/01/33	11,325
5,844	5.500	09/01/33	6,647
28,576	5.500	12/01/33	32,514
1,846	6.000	12/01/33	2,136
7,165	5.500	02/01/34	8,149
2,556	5.500	03/01/34	2,907
1,381	5.500	04/01/34	1,582
8,698	5.500	05/01/34	9,903
90	5.500	06/01/34	102
9,832	5.500	08/01/34	11,259
5,793	5.500	09/01/34	6,573
440	5.500	10/01/34	504
4,410	5.500	10/01/34	5,009
3,457	5.500	11/01/34	3,938
52,895	5.500	12/01/34	60,207
8,831	5.500	04/01/35	10,046
236,886	6.000	04/01/35	274,016
8,307	5.000	05/01/35	9,477
5,778	5.500	05/01/35	6,575
10,524	5.000	07/01/35	11,841
549	5.500	07/01/35	631
7,296	5.500	07/01/35	8,325
2,408	5.500	07/01/35	2,740
5,376	5.000	08/01/35	6,121
1,034	5.500	08/01/35	1,189
186	6.000	08/01/35	214
9,407	5.500	09/01/35	10,757
78,389	6.000	10/01/35	90,792
18,187	6.000	10/01/35	20,905
75	6.000	11/01/35	86
39,014	6.000	11/01/35	44,834
4,566	5.500	12/01/35	5,240
161	5.500	02/01/36	183
52,143	6.000	03/01/36	60,029
76,351	6.000	04/01/36	87,880

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$2,233	6.000%	04/01/36	$ 2,566
3,395	4.500	07/01/36	3,740
598	5.500	02/01/37	681
1,312	5.500	04/01/37	1,493
140	5.500	04/01/37	160
18,154	5.500	04/01/37	20,725
435	5.500	05/01/37	495
532	5.500	06/01/37	606
1,097,290	5.500	08/01/37	1,235,965
269,977	6.000	10/01/37	310,435
297,538	7.500	11/01/37	355,569
309	5.500	12/01/37	351
696	5.500	02/01/38	797
14,109	5.500	02/01/38	15,892
1,721	5.500	03/01/38	1,956
1,633	5.500	03/01/38	1,856
3,627	5.500	03/01/38	4,122
10,703	6.000	03/01/38	12,313
25,461	5.500	04/01/38	29,043
6,899	5.500	05/01/38	7,857
441	5.500	05/01/38	501
247	5.500	05/01/38	280
220	5.500	06/01/38	250
1,553	5.500	06/01/38	1,765
128	5.500	07/01/38	146
1,563	5.500	07/01/38	1,776
300	5.500	07/01/38	341
414	5.500	08/01/38	470
1,025	5.500	08/01/38	1,164
1,812	5.500	09/01/38	2,057
88	5.500	09/01/38	100
453	5.500	12/01/38	514
6,716	5.500	02/01/39	7,646
373,363	7.000	03/01/39	440,983
4,626	4.500	04/01/39	5,050
14,105	4.500	05/01/39	15,760
8,059	5.500	06/01/39	9,172
8,210	4.000	08/01/39	8,800
41,015	4.500	08/01/39	45,833
64,126	5.000	09/01/39	71,186
7,127	5.500	11/01/39	8,094
626,049	4.500	12/01/39	699,585
579,954	5.000	07/01/40	655,190
434,347	5.000	03/01/41	483,038
133,667	5.000	04/01/41	148,652
470,660	4.500	05/01/41	515,945
30,959	5.000	06/01/41	34,429
180,822	5.000	07/01/41	201,092
225,641	4.500	08/01/41	247,596
201,550	5.000	10/01/41	224,143
45,735	3.500	11/01/41	48,956
400,178	5.000	04/01/42	445,038
46,008	3.500	06/01/42	49,255
162,298	4.500	08/01/42	180,221
26,911	3.500	10/01/42	28,811
24,168	3.000	11/01/42	25,342
31,719	3.000	12/01/42	33,260
33,246	3.000	12/01/42	34,862
18,555	3.000	12/01/42	19,457
42,148	3.000	12/01/42	44,197
38,021	3.000	12/01/42	39,869
72,366	3.000	12/01/42	75,882
16,802	3.000	12/01/42	17,619
30,670	3.000	01/01/43	32,161
36,494	3.000	01/01/43	38,268
51,174	3.000	01/01/43	53,660

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$88,509	3.000%	01/01/43	$ 92,810
21,102	3.000	01/01/43	22,127
14,080	3.000	01/01/43	14,764
70,608	3.000	01/01/43	74,039
19,313	3.000	01/01/43	20,251
191,760	3.000	01/01/43	201,079
41,275	3.000	01/01/43	43,281
30,470	3.000	01/01/43	31,998
30,091	3.000	01/01/43	31,553
25,115	3.000	01/01/43	26,375
27,091	3.000	01/01/43	28,407
134,929	3.000	02/01/43	141,486
36,883	3.000	03/01/43	38,675
26,586	3.000	03/01/43	27,878
72,479	3.000	03/01/43	76,001
486,537	3.000	03/01/43	510,180
153,251	3.000	03/01/43	160,698
94,905	3.000	04/01/43	99,517
44,299	3.000	04/01/43	46,452
54,491	3.000	04/01/43	57,139
199,466	3.000	04/01/43	209,158
170,398	3.000	04/01/43	178,678
84,306	3.000	04/01/43	88,403
612,913	3.000	04/01/43	642,697
130,996	3.500	04/01/43	138,348
47,237	3.000	05/01/43	49,532
35,616	3.000	05/01/43	37,346
71,200	3.000	05/01/43	74,660
310,597	3.000	05/01/43	325,690
364,908	3.000	05/01/43	382,640
32,111	3.000	05/01/43	33,671
80,831	3.500	05/01/43	86,486
82,727	3.000	06/01/43	86,747
65,557	3.000	06/01/43	68,743
41,331	3.000	07/01/43	43,339
1,285,213	3.000	07/01/43	1,347,666
108,592	3.500	07/01/43	114,686
86,766	3.500	07/01/43	91,635
716,863	3.500	07/01/43	757,095
134,148	3.500	07/01/43	141,677
89,187	3.500	07/01/43	94,192
558,963	3.500	07/01/43	590,333
584,711	3.500	07/01/43	617,526
38,669	3.500	08/01/43	41,387
94,601	3.500	08/01/43	99,910
151,300	3.500	08/01/43	159,791
112,751	3.500	08/01/43	119,078
46,378	3.500	09/01/43	49,637
116,158	3.500	01/01/44	124,248
31,082	3.500	02/01/45	32,802
284,636	3.500	04/01/45	304,105
29,427	3.500	06/01/45	31,449
46,548	3.500	06/01/45	49,731
25,413	3.500	07/01/45	26,820
31,711	3.500	09/01/45	33,910
55,779	3.500	10/01/45	59,612
28,302	3.500	11/01/45	30,247
25,395	3.500	11/01/45	27,140
29,706	3.500	11/01/45	31,350
79,182	3.500	01/01/46	84,622
596,916	3.500	05/01/46	636,438
1,000,000	3.500	06/01/46	1,074,492
3,000,000	3.500	07/14/46	3,164,766
5,000,000	3.000	TBA-30yr(e)	5,187,890

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$11,000,000	3.000%	TBA-30yr(e)	$ 11,393,164
1,000,000	3.500	TBA-30yr(e)	1,053,711
18,000,000	4.000	TBA-30yr(e)	19,299,375

			80,537,420

GNMA – 12.5%
477,822	3.950	07/15/25	520,710
87,098	7.000	12/15/27	99,241
14,959	6.500	08/15/28	17,066
126,973	6.000	01/15/29	148,360
185,212	7.000	10/15/29	221,367
47,864	5.500	11/15/32	55,064
39,237	5.500	11/15/32	44,538
1,128,174	5.500	12/15/32	1,298,727
50,977	5.500	01/15/33	58,529
82,334	5.500	02/15/33	94,531
52,772	5.500	03/15/33	60,589
47,756	5.500	03/15/33	54,829
43,300	5.500	07/15/33	49,714
32,058	5.500	07/15/33	36,359
46,585	5.500	08/15/33	53,486
33,053	5.500	09/15/33	37,949
47,546	5.500	04/15/34	54,495
49,613	5.500	05/15/34	56,865
529,922	5.500	06/15/34	607,383
355,558	5.500	09/15/34	407,531
49,195	5.500	09/15/34	56,386
348,882	5.500	12/15/34	399,879
343,214	5.500	01/15/35	390,321
243,048	5.000	03/15/38	271,261
1,647	5.000	11/15/38	1,842
839,679	4.000	08/20/43	901,901
8,709,434	4.000	10/20/43	9,324,465
5,292,565	4.000	06/20/45	5,658,290
5,185,313	4.000	07/20/45	5,543,626
2,000,000	4.000	09/20/45	2,139,131
1,930,585	4.000	12/20/45	2,065,198
6,693,888	4.000	01/20/46	7,166,905
1,920,516	4.000	02/20/46	2,059,828
3,144,291	4.000	03/20/46	3,374,340
78,436	4.000	04/20/46	84,297
120,805	4.000	05/20/46	129,871
7,000,000	4.000	TBA-30yr(e)	7,483,437

			51,028,311

TOTAL FEDERAL AGENCIES			$160,215,802

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $191,996,916)			$194,741,909

Agency Debentures – 7.7%
FFCB
$1,500,000	1.460%	11/19/19	$ 1,500,056
FHLB
1,500,000	1.530	11/21/19	1,500,032
FHLB
2,200,000	1.875	03/13/20	2,279,093
FHLB
3,700,000	2.125	06/09/23	3,862,870

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – (continued)
FHLB
$2,100,000	3.375%	09/08/23	$ 2,354,163
FHLB
300,000	3.375	12/08/23	336,976
FNMA
2,600,000	6.250	05/15/29	3,784,773
FNMA
4,000,000	6.625	11/15/30	6,119,518
New Valley Generation III
2,104,748	4.929	01/15/21	2,319,011
Small Business Administration
3,795	7.500	04/01/17	3,877
Small Business Administration
11,377	6.300	05/01/18	11,870
Small Business Administration
10,613	6.300	06/01/18	11,049
Tennessee Valley Authority
6,500,000	3.875	02/15/21	7,283,066

TOTAL AGENCY DEBENTURES (Cost $29,561,724)			$ 31,366,354

Asset-Backed Securities – 5.4%
Auto Floor Plan ABS – 0.8%
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1(d)
$2,000,000	1.650%	05/15/20	$ 2,002,641
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(d)
1,250,000	1.960	05/17/21	1,254,829

			3,257,470

Automobiles – 0.8%
Avis Budget Rental Car Funding AESOP LLC Series 2015-2A, Class A(d)
2,150,000	2.630	12/20/21	2,188,406
Ford Credit Auto Owner Trust Series 2016-2, Class A(d)
1,300,000	2.030	12/15/27	1,306,832

			3,495,238

Student Loan – 3.8%
Access Group, Inc. Series 2005-2, Class A3(a)
1,261,770	0.798	11/22/24	1,250,222
Access Group, Inc. Series 2006-1, Class A2(a)
209,247	0.739	08/25/23	208,292
Alaska State Student Loan Corp. Series 2013, Class A(a)
3,360,592	0.946	08/25/31	3,249,508
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(a),(d)
1,733,757	1.246	10/25/56	1,688,610
Goal Capital Funding Trust Series 2006-1, Class A3(a)
52,087	0.749	11/25/26	52,009
Higher Education Funding I Series 2005-1, Class A4(a)
471,371	0.769	02/25/30	467,257
Nelnet Student Loan Trust Series 2005-4, Class A3(a)
642,503	0.777	06/22/26	639,131
Nelnet Student Loan Trust Series 2013-5A, Class A(a),(d)
416,250	1.076	01/25/37	406,419
Scholar Funding Trust Series 2013-A, Class A(a),(d)
2,639,703	1.105	01/30/45	2,528,319
SLM Student Loan Trust Series 2003-14, Class A5(a)
337,435	0.868	01/25/23	335,840
SLM Student Loan Trust Series 2006-9, Class A4(a)
49,538	0.689	10/25/22	49,495
SLM Student Loan Trust Series 2008-5, Class A4(a)
2,493,507	2.319	07/25/23	2,494,267
SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2(d)
1,800,000	2.620	01/15/47	1,802,968
Wachovia Student Loan Trust Series 2005-1, Class A5(a)
267,140	0.749	01/26/26	263,942

			15,436,279

TOTAL ASSET-BACKED SECURITIES (Cost $22,473,991)			$ 22,188,987

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligation – 0.6%
New Jersey – 0.6%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29	$ 2,470,360

Government Guarantee Obligations – 2.0%
Hashemite Kingdom of Jordan Government AID Bond(f)
$4,600,000	2.503%	10/30/20	$ 4,835,080
Israel Government AID Bond(f)
1,400,000	5.500	09/18/23	1,762,938
Israel Government AID Bond(f)
500,000	5.500	12/04/23	632,478
Israel Government AID Bond(f)
700,000	5.500	04/26/24	890,100

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS (Cost $7,763,948)			$ 8,120,596

U.S. Treasury Obligations – 40.4%
United States Treasury Bonds
$650,000	2.750%	11/15/42	$ 713,505
United States Treasury Bonds(g)
10,810,000	3.625	08/15/43	13,921,011
United States Treasury Bonds(g)
7,400,000	3.750	11/15/43	9,745,578
United States Treasury Bonds
6,130,000	3.625	02/15/44	7,888,820
United States Treasury Bonds
3,200,000	3.000	11/15/44	3,672,608
United States Treasury Bonds
1,600,000	3.000	05/15/45	1,835,968
United States Treasury Bonds
2,500,000	2.875	08/15/45	2,800,800
United States Treasury Bonds
200,000	3.000	11/15/45	229,564
United States Treasury Bonds
630,000	2.500	05/15/46	655,547
United States Treasury Inflation Protected Securities
14,591,808	0.125	04/15/18	14,815,209
United States Treasury Inflation Protected Securities
10,617,672	0.125	04/15/19	10,844,996
United States Treasury Inflation Protected Securities
1,268,328	0.125	01/15/22	1,293,301
United States Treasury Inflation Protected Securities
932,760	0.125	01/15/23	946,024
United States Treasury Inflation Protected Securities
1,511,235	0.125	07/15/24	1,527,526
United States Treasury Inflation Protected Securities
1,713,299	2.375	01/15/25	2,047,666
United States Treasury Inflation Protected Securities
1,260,963	0.375	07/15/25	1,298,993

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Inflation Protected Securities
$2,228,440	2.500%	01/15/29	$ 2,826,286
United States Treasury Notes
2,550,000	0.875	11/30/17	2,561,067
United States Treasury Notes
1,300,000	0.750	12/31/17	1,303,562
United States Treasury Notes
5,100,000	0.750	01/31/18	5,114,433
United States Treasury Notes
3,540,000	0.750	02/28/18	3,550,160
United States Treasury Notes
7,900,000	0.625	06/30/18	7,905,215
United States Treasury Notes
16,060,000	1.750	09/30/19	16,564,284
United States Treasury Notes
6,400,000	1.625	12/31/19	6,577,024
United States Treasury Notes
1,700,000	1.625	06/30/20	1,748,331
United States Treasury Notes
1,200,000	1.625	07/31/20	1,234,068
United States Treasury Notes
6,900,000	1.750	12/31/20	7,137,636
United States Treasury Notes
4,700,000	2.000	10/31/21	4,923,720
United States Treasury Notes
4,700,000	2.125	12/31/21	4,955,680
United States Treasury Notes
800,000	1.750	02/28/22	826,832
United States Treasury Notes
6,000,000	1.875	05/31/22	6,240,900
United States Treasury Notes
600,000	2.125	06/30/22	632,682
United States Treasury Notes(g)
1,300,000	2.000	07/31/22	1,361,035
United States Treasury Notes
1,150,000	1.750	09/30/22	1,186,443
United States Treasury Notes
1,810,000	1.875	10/31/22	1,880,735
United States Treasury Notes
9,800,000	2.250	11/15/24	10,450,230
United States Treasury Notes
500,000	2.125	05/15/25	527,920
United States Treasury Notes
950,000	2.000	08/15/25	992,759
United States Treasury Notes
350,000	2.250	11/15/25	373,268

TOTAL U.S. TREASURY OBLIGATIONS (Cost $154,360,729)			$165,111,386

Shares	Rate		Value
Investment Company – 6.1%
Goldman Sachs Financial Square Government Fund - FST Shares(a),(i)
25,006,383	0.290%		25,006,383

TOTAL INVESTMENTS – 109.8% (Cost $433,163,691)			$449,005,975

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.8)%			(40,193,860)

NET ASSETS – 100.0%			$408,812,115

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,226,987, which represents approximately 3.2% of net assets as of June 30, 2016.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $44,417,577 which represents approximately 10.9% of net assets as of June 30, 2016.

(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $8,120,596, which represents approximately 2.0% of net assets as of June 30, 2016.

(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(h)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on June 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(i)	Represents an Affiliated fund.

Investment Abbreviations:
FDIC	— Federal Deposit Insurance Corp.
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
LLC	— Limited Liability Company
MBIA	— Insured by Municipal Bond Investors Insurance
NCUA	— National Credit Union Administration
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal of Securities

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At June 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FHLMC (Proceeds Receivable: $(5,236,719))	3.500%	TBA-30yr	07/14/16	$(5,000,000)	$(5,271,094)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Ultra Long U.S. Treasury Bonds	(51)	September 2016	$(9,505,125)	$(601,496)
2 Year U.S. Treasury Notes	32	September 2016	7,018,500	29,915
5 Year U.S. Treasury Notes	80	September 2016	9,773,125	(22,896)
10 Year U.S. Treasury Notes	(3)	September 2016	(437,016)	234
10 Year U.S. Treasury Notes	45	September 2016	5,984,297	93,104
20 Year U.S. Treasury Bonds	(4)	September 2016	(689,375)	2,868

TOTAL				$(498,271)

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$432,730,615

Gross unrealized gain	18,540,002
Gross unrealized loss	(2,264,642)

Net unrealized security gain	$16,275,360

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 0.2%
Banks – 0.2%
DnB Boligkreditt AS(a)
$800,000	1.450%	03/21/19	$ 803,530

			803,530

Mortgage-Backed Obligations – 43.4%
Collateralized Mortgage Obligations – 36.6%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$180	1,004.961%	12/25/20	$ 878

Regular Floater – 30.9%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c),(a)
2,445,919	0.867	09/20/66	2,337,855
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c),(a)
143,936	1.017	02/25/48	143,888
FHLMC REMIC Series 1826, Class F(c)
25,160	0.842	09/15/21	25,180
FHLMC REMIC Series 3049, Class FP(c)
4,905,171	0.792	10/15/35	4,878,402
FHLMC REMIC Series 3208, Class FD(c)
1,685,801	0.842	08/15/36	1,684,997
FHLMC REMIC Series 3208, Class FG(c)
1,640,238	0.842	08/15/36	1,639,456
FHLMC REMIC Series 3307, Class FA(c)
12,031,888	0.872	07/15/34	12,049,067
FHLMC REMIC Series 3371, Class FA(c)
562,782	1.042	09/15/37	566,728
FHLMC REMIC Series 3374, Class FT(c)
434,257	0.742	04/15/37	432,769
FHLMC REMIC Series 3471, Class FB(c)
2,486,407	1.442	08/15/35	2,520,712
FHLMC REMIC Series 3545, Class FA(c)
673,265	1.292	06/15/39	677,355
FHLMC REMIC Series 3588, Class CW(c)
2,968,820	2.645	10/15/37	3,111,618
FHLMC REMIC Series 4039, Class FA(c)
4,001,888	0.942	05/15/42	4,008,051
FHLMC REMIC Series 4057, Class CF(c)
7,555,489	0.892	04/15/39	7,545,150
FHLMC REMIC Series 4272, Class FD(c)
6,877,903	0.792	11/15/43	6,846,330
FHLMC REMIC Series 4316, Class FY(c)
2,325,530	0.842	11/15/39	2,333,890
FHLMC REMIC Series 4477, Class FG(c)
11,003,022	0.739	10/15/40	10,878,873
FHLMC STRIPS Series 237, Class F23(c)
467,700	0.842	05/15/36	467,294
FNMA REMIC Series 1990-145, Class A(c)
73,148	1.424	12/25/20	73,353
FNMA REMIC Series 1997-20, Class F(c)
202,406	0.973	03/25/27	203,107
FNMA REMIC Series 1998-66, Class FC(c)
67,271	0.946	11/17/28	67,693
FNMA REMIC Series 2006-42, Class CF(c)
11,085,040	0.903	06/25/36	11,112,161
FNMA REMIC Series 2006-72, Class XF(c)
1,119,377	0.953	08/25/36	1,120,243

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater – (continued)
FNMA REMIC Series 2007-33, Class HF(c)
$71,569	0.803%	04/25/37	$ 71,312
FNMA REMIC Series 2007-36, Class F(c)
1,426,654	0.683	04/25/37	1,418,051
FNMA REMIC Series 2007-92, Class OF(c)
535,325	1.023	09/25/37	536,621
FNMA REMIC Series 2008-22, Class FD(c)
841,243	1.293	04/25/48	847,352
FNMA REMIC Series 2009-75, Class MF(c)
1,223,901	1.603	09/25/39	1,248,205
FNMA REMIC Series 2010-123, Class FL(c)
2,666,187	0.883	11/25/40	2,670,809
FNMA REMIC Series 2011-110, Class FE(c)
4,173,893	0.853	04/25/41	4,170,748
FNMA REMIC Series 2011-53, Class FT(c)
794,041	1.033	06/25/41	798,950
FNMA REMIC Series 2011-63, Class FG(c)
881,324	0.903	07/25/41	882,919
FNMA REMIC Series 2012-56, Class FG(c)
3,346,227	0.953	03/25/39	3,364,107
FNMA REMIC Series 2014-19, Class FA(c)
2,215,985	0.853	11/25/39	2,224,410
FNMA REMIC Series 2014-19, Class FJ(c)
2,487,196	0.853	11/25/39	2,496,325
FNMA REMIC Series 2016-1, Class FT(c)
8,019,310	0.803	02/25/46	7,948,993
FNMA REMIC Series 2016-23, Class FT(c)
1,414,839	0.953	11/25/45	1,412,883
FNMA REMIC Series 2016-33, Class PF(c)
3,068,302	0.953	06/25/46	3,055,252
GNMA REMIC Series 2010-53, Class FC(c)
1,192,355	1.268	04/20/40	1,204,600
GNMA REMIC Series 2012-12, Class HF(c)
1,547,780	0.848	01/20/42	1,545,354
NCUA Guaranteed Notes Series 2010-A1, Class A(c)
330,002	0.795	12/07/20	329,183
NCUA Guaranteed Notes Series 2011-R1, Class 1A(c)
625,228	0.923	01/08/20	626,352
NCUA Guaranteed Notes Series 2011-R2, Class 1A(c)
1,870,688	0.873	02/06/20	1,872,150
NCUA Guaranteed Notes Series 2011-R3, Class 1A(c)
1,675,310	0.845	03/11/20	1,672,169
NCUA Guaranteed Notes Series 2011-R4, Class 1A(c)
1,196,085	0.845	03/06/20	1,196,505
NCUA Guaranteed Notes Series 2011-R5, Class 1A(c)
331,504	0.845	04/06/20	331,400

			116,648,822

Sequential Fixed Rate – 0.3%
FHLMC REMIC Series 4248, Class LM
980,937	6.500	05/15/41	1,154,383

Sequential Floating Rate – 5.4%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1(c)
2,377,930	0.833	07/25/20	2,377,215
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A(c)
9,224,073	0.793	01/25/21	9,222,228
FHLMC Multifamily Structured Pass Through Certificates, Series KS02, Class A(c)
7,756,190	0.833	08/25/23	7,692,569
FNMA ACES Series 2013-M11, Class FA(c)
531,942	0.783	01/25/18	530,689
FNMA ACES Series 2014-M5, Class FA(c)
155,048	0.812	01/25/17	154,973

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate – (continued)
Leek Finance PLC Series 2018X, Class A2B(c)
$356,796	0.883%	09/21/38	$ 380,208

			20,357,882

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$138,161,965

Federal Agencies – 6.8%
Adjustable Rate FHLMC – 2.3%
$2,865	1.905%	08/01/16	$ 2,861
10,438	2.543	08/01/18	10,529
5,931	2.516	11/01/18	5,977
44,924	2.926	11/01/18	45,256
2,898	2.250	02/01/19	2,916
10,475	1.916	03/01/19	10,502
7,850	2.540	03/01/19	7,923
11,054	2.176	06/01/19	11,123
4,207	2.270	07/01/19	4,234
237,556	2.585	11/01/19	239,992
136,240	6.878	11/01/19	143,696
9,811	2.988	01/01/20	9,904
19,866	1.914	05/01/21	19,981
3,365	1.914	10/01/26	3,392
455,054	3.487	08/01/28	474,582
200,440	2.701	05/01/29	207,617
14,698	4.144	06/01/29	15,764
28,261	1.894	04/01/30	28,615
24,988	4.400	06/01/30	26,801
120,300	2.814	12/01/30	124,668
11,495	2.467	02/01/31	11,703
7,741	2.412	06/01/31	8,116
1,589,314	2.581	05/01/34	1,683,382
1,428,164	2.418	05/01/35	1,503,127
105,628	3.789	05/01/35	109,653
3,813,649	2.554	01/01/38	3,999,729

			8,712,043

Adjustable Rate FNMA – 3.1%
6,772	6.750	04/01/17	6,764
7,880	4.258	08/01/17	7,931
20,778	2.745	09/01/17	20,857
17,117	2.008	03/01/18	17,158
9,164	2.635	03/01/18	9,160
107,924	2.039	07/01/18	108,212
8,050	1.878	10/01/18	8,082
9,084	2.676	10/01/18	9,345
13,940	2.759	10/01/18	14,010
29,583	1.875	01/01/19	29,695
78,332	3.968	04/01/19	80,247
6,804	5.999	04/01/19	7,103
182,407	1.875	05/01/19	183,279
17,989	6.083	07/01/19	18,649
65,327	4.290	08/01/19	67,101
56,786	6.000	05/01/20	59,114
90,275	1.875	06/01/20	90,684
6,145	6.723	02/01/22	6,546
28,210	2.402	05/20/22	28,364
85,848	2.586	02/01/23	87,876
175,577	2.527	01/01/24	180,523
243,088	2.707	03/01/24	249,078
142,121	2.084	06/20/24	143,404
5,960	3.544	08/01/24	6,081
55,386	5.083	01/01/25	58,994
9,318	3.333	06/01/27	9,572

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA – (continued)
$7,475	4.250%	12/01/27	$ 8,018
10,397	4.520	01/01/28	11,152
9,943	1.903	06/01/29	10,077
10,014	2.075	06/01/29	10,194
1,519,003	2.729	07/01/33	1,607,177
390,265	2.653	11/01/34	413,032
6,156	3.860	05/01/36	6,465
2,178,260	2.846	03/01/37	2,306,414
546,595	2.575	09/01/37	578,549
58,059	1.810	06/01/40	58,888
14,870	1.810	06/01/40	15,082
6,288	1.610	02/01/41	6,326
1,332,358	2.516	04/01/44	1,382,766
3,801,516	2.582	09/01/44	3,920,300

			11,842,269

Adjustable Rate GNMA – 0.5%
1,109,044	1.750	04/20/33	1,147,321
226,703	1.750	05/20/33	235,515
425,016	1.875	08/20/34	439,436

			1,822,272

FHLMC – 0.2%
77,949	5.500	01/01/20	81,992
77,128	7.000	04/01/21	82,322
32,151	7.000	08/01/21	34,769
104,667	7.000	05/01/22	115,824
369,521	7.000	06/01/22	404,014
2,417	4.500	05/01/23	2,581

			721,502

FNMA – 0.7%
3,484	7.000	05/01/17	3,565
14,181	5.500	03/01/18	14,647
11,581	5.500	04/01/18	11,892
851	5.000	09/01/19	896
1,298	5.000	09/01/19	1,367
978	5.000	09/01/19	1,033
547	5.000	11/01/19	566
247	5.000	01/01/20	253
3,535	5.000	01/01/20	3,631
30,102	7.000	07/01/21	32,186
75,297	7.000	11/01/21	84,087
41,373	7.000	12/01/21	42,194
6,297	7.000	01/01/22	6,756
99,113	7.000	01/01/22	104,321
18,005	7.000	02/01/22	19,614
66,757	7.000	01/01/28	75,236
20,420	6.500	04/01/33	24,102
33,239	6.000	05/01/38	37,971
42,637	6.000	11/01/38	48,707
65,196	6.000	09/01/39	74,479
29,557	6.000	09/01/39	33,766
33,326	6.000	10/01/39	38,076
24,381	6.000	10/01/40	27,853
35,129	6.000	05/01/41	40,131
680,056	3.500	12/01/45	717,691
1,159,627	3.500	12/01/45	1,223,804

			2,668,824

GNMA – 0.0%
32,741	7.000	04/15/26	36,854

TOTAL FEDERAL AGENCIES			$ 25,803,764

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $164,378,919)			$163,965,729

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – 41.6%
Collateralized Loan Obligations – 14.8%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(c),(a)
$1,750,743	1.266%	11/01/18	$ 1,741,110
ACIS CLO Ltd. Series 2013-1A, Class A1(c),(a)
1,150,000	1.490	04/18/24	1,121,608
ACIS CLO Ltd. Series 2013-2A, Class A(c),(a)
1,645,690	1.124	10/14/22	1,625,715
Atrium X Series 2010-A, Class A(c),(a)
2,750,000	1.740	07/16/25	2,725,099
B&M CLO Ltd. Series 2014-1A, Class A1(c),(a)
750,000	2.020	04/16/26	738,450
Black Diamond CLO Ltd. Series 2006-1A, Class AD(c),(a)
966,301	0.888	04/29/19	955,777
Brentwood CLO Corp. Series 2006-1A, Class A1A(c),(a)
843,901	0.886	02/01/22	836,894
Brentwood CLO Corp. Series 2006-1A, Class A1B(c),(a)
668,752	0.886	02/01/22	659,987
Chesapeake Funding II LLC Series 16-2A, Class A2(c),(a)
2,950,000	1.448	06/15/28	2,949,998
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(c),(a)
418,006	1.368	11/21/22	412,648
Crown Point CLO Ltd. Series 2013-2A, Class A1L(c),(a)
8,000,000	1.594	12/31/23	7,844,744
Dryden XXVI Senior Loan Fund Series 2013-26A, Class A(c),(a)
1,800,000	1.722	07/15/25	1,778,792
Goldentree Loan Opportunities III Ltd. Series 2007-3A, Class A1BJ(c),(a)
4,700,000	0.917	05/01/22	4,613,233
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A(c),(a)
304,422	1.315	10/18/21	304,339
ICG US CLO Ltd. Series 2014-1A, Class A1(c),(a)
2,100,000	1.774	04/20/26	2,055,453
KKR Financial CLO Ltd. Series 2013-1A, Class A1(c),(a)
5,250,000	1.772	07/15/25	5,166,173
OCP CLO Ltd. Series 2012-2A, Class A1(c),(a)
867,032	1.438	11/22/23	856,124
OCP CLO Ltd. Series 2014-5A, Class A1(c),(a)
2,350,000	1.619	04/26/26	2,291,471
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(c),(a)
1,000,000	1.551	04/17/25	977,558
OFSI Fund VI Ltd. Series 2014-6A, Class A1(c),(a)
2,250,000	1.652	03/20/25	2,194,466
OFSI Fund VII Ltd. Series 2014-7A, Class A(c),(a)
2,100,000	1.961	10/18/26	2,067,062
OZLM Funding III Ltd. Series 2013-3A, Class A1(c),(a)
2,000,000	1.951	01/22/25	1,989,398
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A(c),(a)
5,100,000	2.152	04/15/27	5,049,541
Symphony CLO XI Ltd. Series 2013-11A, Class A(c),(a)
2,000,000	1.920	01/17/25	1,989,468
Trinitas CLO Ltd. Series 2014-1A, Class A1(c),(a)
600,000	2.152	04/15/26	593,552
Westchester CLO Ltd. Series 2007-1X, Class A1A(c)
717,004	0.841	08/01/22	709,035
Zais CLO 1 Ltd. Series 2014-1A, Class A1(c),(a)
1,700,000	2.022	04/15/26	1,687,231

			55,934,926

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Credit Card – 3.3%
BA Credit Card Trust Series 2007-A11, Class A11(c)
$1,667,000	0.512%	12/15/19	$ 1,664,193
Bank of America Credit Card Trust Series 2014-A1, Class A(c)
5,650,000	0.822	06/15/21	5,657,167
Evergreen Credit Card Trust Series 2016-1, Class A(c),(a)
2,550,000	1.162	04/15/20	2,550,917
Trillium Credit Card Trust II Series 2016-1A, Class A(c),(a)
2,800,000	1.185	05/26/21	2,800,000

			12,672,277

Student Loan – 23.5%
Academic Loan Funding Trust Series 2013-1, Class A(c),(a)
3,321,215	1.246	12/26/44	3,234,228
Access Group, Inc. Series 2005-2, Class A3(c)
1,468,926	0.798	11/22/24	1,455,482
Access Group, Inc. Series 2006-1, Class A2(c)
251,096	0.739	08/25/23	249,950
Access Group, Inc. Series 2013-1, Class A(c),(a)
1,668,580	0.946	02/25/36	1,592,159
Access Group, Inc. Series 2015-1, Class A(c),(a)
872,910	1.146	07/25/56	853,347
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A(c)
2,621,299	1.246	02/25/41	2,519,434
Alaska State Student Loan Corp. Series 2013, Class A(c),(d)
2,603,276	0.946	08/25/31	2,517,225
Bank of America Student Loan Trust Series 2010-1A, Class A(c),(a)
2,078,446	1.419	02/25/43	2,047,823
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3(c)
286,996	0.750	09/26/22	286,322
Brazos Higher Education Authority, Inc. Series 2005-2, Class A10(c)
272,465	0.760	12/26/19	272,075
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3(c)
939,497	0.740	12/26/24	934,713
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2(c)
397,763	1.429	02/25/30	397,683
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c),(a)
3,266,168	1.246	06/25/26	3,234,616
Educational Services of America, Inc. Series 2010-1, Class A1(c),(a)
2,442,973	1.469	07/25/23	2,419,990
Educational Services of America, Inc. Series 2012-1, Class A1(c),(a)
3,525,024	1.596	09/25/40	3,545,588
Educational Services of America, Inc. Series 2014-1, Class A(c),(a)
2,840,775	1.146	02/25/39	2,756,579
GCO Education Loan Funding Trust Series 2005-2, Class A6L(c)
384,043	0.779	05/27/24	383,058
GCO Education Loan Funding Trust Series 2006-1, Class A8L(c)
2,213,581	0.759	05/25/25	2,160,378
Goal Capital Funding Trust Series 2006-1, Class A3(c)
59,528	0.749	11/25/26	59,439
Goal Capital Funding Trust Series 2007-1, Class A3(c)
644,465	0.730	09/25/28	638,513
Goal Capital Funding Trust Series 2010-1, Class A(c),(a)
77,017	1.329	08/25/48	74,758
Higher Education Funding I Series 2005-1, Class A4(c)
557,074	0.769	02/25/30	552,213
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1(c)
5,998,798	1.189	12/01/31	5,832,692
Knowledgeworks Foundation Student Loan Series 2010-1, Class A(c)
1,960,860	1.579	02/25/42	1,937,965

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan – (continued)
Massachusetts Educational Financing Authority Series 2008-1, Class A1(c)
$793,324	1.569%	04/25/38	$ 791,370
Missouri Higher Education Loan Authority Series 2010-2, Class A1(c)
3,643,543	1.479	08/27/29	3,621,004
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2(c)
4,090,829	1.438	05/20/30	4,051,146
Nelnet Student Loan Trust Series 2005-4, Class A3(c)
749,587	0.777	06/22/26	745,652
Nelnet Student Loan Trust Series 2006-2, Class A5(c)
3,546,097	0.719	01/25/30	3,491,595
Nelnet Student Loan Trust Series 2013-5A, Class A(c),(a)
832,499	1.076	01/25/37	812,838
Northstar Education Finance, Inc. Series 2012-1, Class A(c),(a)
1,007,053	1.146	12/26/31	983,831
Rhode Island Student Loan Authority Series 2012-1, Class A1(c)
2,888,788	1.339	07/01/31	2,838,906
Rhode Island Student Loan Authority Series 2014-1, Class A1(c),(d)
727,656	1.139	10/02/28	707,485
Scholar Funding Trust Series 2010-A, Class A(c),(a)
863,592	1.371	10/28/41	846,298
Scholar Funding Trust Series 2012-B, Class A1(c),(a)
1,109,841	0.854	10/28/25	1,108,979
Scholar Funding Trust Series 2013-A, Class A(c),(a)
3,518,877	1.105	01/30/45	3,370,396
SLC Student Loan Center Series 2011-1, Class A(c),(a)
1,626,798	1.666	10/25/27	1,621,065
SLC Student Loan Trust Series 2010-1, Class A(c)
1,053,440	1.504	11/25/42	1,051,654
SLM Student Loan Trust Series 2003-12, Class A5(c),(a)
1,529,011	0.914	09/15/22	1,524,259
SLM Student Loan Trust Series 2003-14, Class A5(c)
390,715	0.868	01/25/23	388,868
SLM Student Loan Trust Series 2004-1, Class A3(c)
1,753,178	0.829	04/25/23	1,739,642
SLM Student Loan Trust Series 2004-8A, Class A5(c),(a)
1,901,348	1.119	04/25/24	1,884,800
SLM Student Loan Trust Series 2005-9, Class A6(c)
3,100,000	1.188	10/26/26	3,089,109
SLM Student Loan Trust Series 2006-2, Class A5(c)
1,674,340	0.729	07/25/25	1,664,487
SLM Student Loan Trust Series 2006-4, Class A5(c)
1,649,275	0.719	10/27/25	1,645,312
SLM Student Loan Trust Series 2006-8, Class A4(c)
54,242	0.699	10/25/21	54,169
SLM Student Loan Trust Series 2006-9, Class A4(c)
60,153	0.689	10/25/22	60,102
SLM Student Loan Trust Series 2008-2, Class A3(c)
810,776	1.369	04/25/23	777,429
SLM Student Loan Trust Series 2008-5, Class A4(c)
815,185	2.319	07/25/23	815,433
SLM Student Loan Trust Series 2012-3, Class A(c)
1,412,460	1.096	12/26/25	1,364,571
SLM Student Loan Trust Series 2012-6, Class A2(c)
192,037	0.726	09/25/19	191,589
SLM Student Loan Trust Series 2013-3, Class A2(c)
400,268	0.746	05/26/20	398,077
SLM Student Loan Trust Series 2014-1, Class A2(c)
642,253	0.826	07/26/21	639,034
Utah State Board of Regents Series 2012-1, Class A(c),(d)
2,877,104	1.203	12/26/31	2,836,364
Utah State Board of Regents Series 2015-1, Class A(c)
3,689,349	1.046	02/25/43	3,545,324

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan – (continued)
Wachovia Student Loan Trust Series 2005-1, Class A5(c)
$296,822	0.749%	01/26/26	$ 293,268

			88,910,286

TOTAL ASSET-BACKED SECURITIES (Cost $158,573,591)			$157,517,489

Government Guarantee Obligation – 1.1%
Hashemite Kingdom of Jordan Government AID Bond(e)
$4,000,000	2.503%	10/30/20	$ 4,204,418

U.S. Treasury Obligations – 10.3%
United States Treasury Inflation Protected Securities
$8,382,528	0.125%	04/15/18	$ 8,510,864
United States Treasury Inflation Protected Securities
1,756,000	0.125	04/15/19	1,793,596
United States Treasury Inflation Protected Securities
8,529,776	0.125	04/15/20	8,724,340
United States Treasury Inflation Protected Securities
4,016,372	0.125	01/15/22	4,095,454
United States Treasury Inflation Protected Securities
770,963	0.375	07/15/23	797,823
United States Treasury Notes
1,020,000	1.000	05/15/18	1,027,762
United States Treasury Notes
13,000,000	1.000	06/15/19	13,064,480
United States Treasury Notes(f)
1,020,000	1.625	07/31/20	1,048,958

TOTAL U.S. TREASURY OBLIGATIONS (Cost $38,689,319)			$ 39,063,277

Shares	Rate		Value
Investment Company – 2.3%
Goldman Sachs Financial Square Government Fund - FST Shares(c),(g)
8,653,604	0.290%		$ 8,653,604

TOTAL INVESTMENTS – 98.9% (Cost $375,094,593)			$374,208,047

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%			4,048,295

NET ASSETS – 100.0%			$378,256,342

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $95,773,635, which represents approximately 25.3% of net assets as of June 30, 2016.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $4,204,418, which represents approximately 1.1% of net assets as of June 30, 2016.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Represents an Affiliated Fund.

Investment Abbreviations:
ACES	— Alternative Credit Enhancement Securities
CLO	— Collateralized Loan Obligation
FDIC	— Federal Deposit Insurance Corp.
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
LLC	— Limited Liability Company
NCUA	— National Credit Union Administration
PLC	— Public Limited Company
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal of Securities

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At June 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FNMA (Proceeds Received: $(1,047,969))	3.500%	TBA-30yr	07/14/16	$(1,000,000)	$(1,054,922)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Ultra Long U.S. Treasury Bonds	(1)	September 2016	$(186,375)	$(5,721)
2 Year U.S. Treasury Notes	(131)	September 2016	(28,731,985)	(200,204)
5 Year U.S. Treasury Notes	(173)	September 2016	(21,134,383)	(379,976)
10 Year U.S. Treasury Notes	(17)	September 2016	(2,260,734)	(58,094)
20 Year U.S. Treasury Bonds	4	September 2016	689,375	13,515

TOTAL				$(630,480)

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$384,278,550

Gross unrealized gain	1,368,743
Gross unrealized loss	(11,439,246)

Net unrealized security loss	$(10,070,503)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 98.9%
United States Treasury Inflation Protected Securities
$2,328,480	0.125%	04/15/18	$ 2,364,129
19,806,042	0.125	04/15/19	20,230,089
17,570,316	0.125	04/15/20	17,971,095
10,252,318	0.125	01/15/22	10,454,186
40,885,980	0.125	01/15/23	41,467,379
2,672,670	0.375	07/15/23	2,765,786
37,377,879	0.125 (a)	07/15/24	37,780,812
3,807,330	2.375	01/15/25	4,550,368
6,733,540	0.375	07/15/25	6,936,623
9,303,737	2.500	01/15/29	11,799,744
21,195,220	2.125	02/15/40	27,719,321
4,013,420	1.375	02/15/44	4,637,988
United States Treasury Note
8,400,000	1.375	02/29/20	8,559,012

TOTAL U.S. TREASURY OBLIGATIONS (Cost $191,404,653)			$197,236,532

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $191,404,653)			$197,236,532

Short-term Investment(b) – 3.7%
Repurchase Agreements – 3.7%
Joint Repurchase Agreement Account II
$7,400,000	0.429%	07/01/16	$ 7,400,000
(Cost $7,400,000)

TOTAL INVESTMENTS – 102.6% (Cost $198,804,653)			$204,636,532

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.6)%			(5,252,467)

NET ASSETS – 100.0%			$199,384,065

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	Joint repurchase agreement was entered into on June 30, 2016. Additional information appears in the Notes to the Schedule of Investments section.

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Eurodollars	9	March 2017	$2,234,363	$4,592
Eurodollars	9	June 2017	2,233,575	5,942
Eurodollars	3	December 2016	744,938	1,156
Eurodollars	9	September 2017	2,232,675	7,179
Eurodollars	3	December 2017	743,813	4,643
Eurodollars	3	March 2018	743,513	5,168
Eurodollars	3	June 2018	743,175	5,655
Eurodollars	(1)	September 2016	(248,388)	(527)
Eurodollars	4	September 2018	990,400	11,141
Ultra Long U.S. Treasury Bonds	(5)	September 2016	(931,875)	(19,846)
Ultra Long U.S. Treasury Bonds	20	September 2016	2,913,437	65,166
2 Year U.S. Treasury Notes	15	September 2016	3,289,922	9,803
5 Year U.S. Treasury Notes	(9)	September 2016	(1,099,477)	969
10 Year U.S. Treasury Notes	(72)	September 2016	(9,574,875)	16,155
20 Year U.S. Treasury Bonds	(13)	September 2016	(2,240,469)	5,975

TOTAL				$123,171

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Bank of America Securities LLC	$5,400	04/22/19	3 month LIBOR	1.650%	$3,498
	9,400	06/02/21	3 month LIBOR	1.697	(40,898)
	9,400	06/02/26	1.880%	3 month LIBOR	142,867
Barclays Bank PLC	17,400	08/17/17	3 month LIBOR	1.065	88,700
	3,900	06/20/19	3 month LIBOR	1.667	(837)
JPMorgan Securities, Inc.	6,300	04/21/19	3 month LIBOR	1.622	8,924
	9,300	05/26/19	3 month LIBOR	1.702	(2,069)

TOTAL					$200,185

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$199,980,145

Gross unrealized gain	5,841,511
Gross unrealized loss	(1,185,124)

Net unrealized security gain	$4,656,387

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND†

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 54.1%
Banks – 48.2%
ABN AMRO Bank NV(a),(b)
$200,000	1.434%	10/28/16	$ 200,355
Australia & New Zealand Banking Group Ltd.(a)
300,000	0.916	06/13/17	300,262
Bank of America NA(a)
250,000	1.096	11/14/16	250,220
Bank of Montreal(a)
425,000	1.229	04/09/18	425,794
BPCE SA(a)
350,000	1.286	06/17/17	350,436
BPCE SA(a)
250,000	1.252	06/23/17	250,003
Commonwealth Bank of Australia(a),(b)
400,000	1.147	09/20/16	400,311
Commonwealth Bank of Australia(a),(b)
495,000	1.427	11/02/18	496,872
Credit Suisse AG(a)
450,000	1.155	05/26/17	449,727
Credit Suisse New York(a)
160,000	1.328	01/29/18	159,670
HSBC Bank PLC(a),(b)
500,000	1.266	05/15/18	497,877
ING Bank NV(b)
500,000	3.750	03/07/17	508,635
JPMorgan Chase & Co.(a)
400,000	1.146	02/15/17	400,436
Lloyds Bank PLC(a)
350,000	1.175	03/16/18	348,113
Macquarie Bank Ltd.(b)
300,000	2.000	08/15/16	300,366
Macquarie Bank Ltd.(b)
200,000	1.650	03/24/17	200,444
Mizuho Bank Ltd.(a),(b)
400,000	1.063	04/16/17	399,919
National Australia Bank Ltd.(a)
500,000	1.276	07/23/18	500,814
Royal Bank of Canada(a)
400,000	1.117	09/09/16	400,327
Santander UK PLC(a)
525,000	1.166	03/13/17	524,966
Svenska Handelsbanken AB(a)
400,000	1.112	09/23/16	400,303
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a),(b)
500,000	1.676	09/14/18	501,217
The Toronto-Dominion Bank(a)
400,000	1.117	09/09/16	400,316
The Toronto-Dominion Bank(a)
90,000	1.188	04/30/18	89,995
UBS AG/Stamford CT(a)
500,000	1.233	06/01/17	500,133
Wells Fargo & Co.(a)
400,000	0.986	06/02/17	400,157
Wells Fargo Bank NA(a)
300,000	1.375	01/22/18	301,322
Westpac Banking Corp.(a)
300,000	1.092	11/25/16	300,305
Westpac Banking Corp.(a)
258,000	1.378	07/30/18	258,404

			10,517,699

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Diversified Manufacturing – 1.3%
General Electric Co.(a)
$292,000	1.182%	12/07/17	$ 290,971

Health Care – 2.3%
Providence Health & Services Obligated Group(a)
500,000	1.425	10/01/16	499,791

Technology – 2.3%
QUALCOMM, Inc.(a)
490,000	0.906	05/18/18	488,498

TOTAL CORPORATE OBLIGATIONS (Cost $11,788,264)			$11,796,959

Municipal Debt Obligations – 4.8%
California – 4.4%
California Statewide Communities Development Authority (Sifma - Kaiser Permanente) Series 2012 B(a),(c)
$350,000	1.360%	04/01/52	$ 350,871
Los Angeles California Department of Airports RB Build America Bonds Direct Payment to Issuer Series 2009 C(c)
230,000	5.175	05/15/17	234,149
University of California RB (Floating Rate Notes) Series 2011 Y-2(a),(c)
175,000	0.957	07/01/41	175,018
University of California RB (Taxable Floating Rate Notes) Series 2011 Y-1(a),(c)
200,000	0.957	07/01/41	200,020

			960,058

Massachusetts – 0.4%
Massachusetts State GO Consolidated Loan Series 2012 D(a),(c)
90,000	0.840	01/01/18	90,037

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $1,049,586)			$ 1,050,095

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $12,837,850)			$12,847,054

Short-term Investments – 41.9%
Certificates of Deposit – 9.9%
Chase Bank USA NA
$500,000	1.230%	05/26/17	$ 499,906
National Bank of Kuwait SAKP
300,000	0.010	09/23/16	300,000
Sumitomo Trust & Banking Corp.
500,000	0.863	07/05/16	500,000
Svenska Handelsbanken AB
350,000	0.837	12/19/16	349,593
The Bank of Nova Scotia
500,000	1.043	05/12/17	500,000

			2,149,499

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND†

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – (continued)
Commercial Paper – 15.7%
Bedford Row Funding Corp.
$500,000	0.000%	06/22/17	$ 493,918
Catholic Health Initiatives
600,000	0.000	07/01/16	600,000
Chariot Funding LLC
300,000	0.000	09/20/16	299,379
Corpoerative Centrale
400,000	0.000	11/07/16	398,810
Electricite De France SA
500,000	0.000	07/18/16	499,832
Electricite De France SA
300,000	0.000	01/09/17	297,584
Liberty Funding LLC
600,000	0.000	12/12/16	597,513
Schlumberger Holdings Corp.
250,000	0.000	09/12/16	249,443

			3,436,479

Repurchase Agreement – 16.3%
BNP Paribas
950,000	0.520	07/01/16	950,000

Maturity Value: $950,014

Settlement Date: 06/30/16

Collateralized by various corporate obligations, 4.850% to 9.500%, due 06/16/18 to 06/15/45, and by a government bond, 4.875%, due 01/22/21. The aggregate market value of the collateral, including accrued interest, was $1,045,036.

Joint Repurchase Agreement Account II(d)
2,600,000	0.429	07/01/16	2,600,000

			3,550,000

TOTAL SHORT-TERM INVESTMENTS (Cost $9,135,978)			$ 9,135,978

TOTAL INVESTMENTS – 100.8% (Cost $21,973,828)			$21,983,032

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%			(168,722)

NET ASSETS – 100.0%			$21,814,310

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $3,505,996, which represents approximately 16.1% of net assets as of June 30, 2016.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Joint repurchase agreement was entered into on June 30, 2016. Additional information appears in the Notes to the Schedule of Investments section.

Investment Abbreviations:
GO	— General Obligation
LLC	— Limited Liability Company
PLC	— Public Limited Company
RB	— Revenue Bond

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

†	Formerly known as Goldman Sachs Limited Maturity Obligations Fund. Effective July 29, 2016, the Fund changed its name to the Goldman Sachs Short-Term Conservative Income Fund.

GOLDMAN SACHS SHORT-TERM CONSERVATIVE INCOME FUND†

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$21,973,828

Gross unrealized gain	13,452
Gross unrealized loss	(4,248)

Net unrealized security gain	$9,204

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

†	Formerly known as Goldman Sachs Limited Maturity Obligations Fund. Effective July 29, 2016, the Fund changed its name to the Goldman Sachs Short-Term Conservative Income Fund.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 50.9%
Collateralized Mortgage Obligations – 7.9%
Interest Only(a) – 0.0%
FHLMC REMIC Series 1161, Class U
$178	1,172.807%	11/15/21	$ 3,074

Inverse Floaters – 0.0%
FNMA REMIC Series 1990-134, Class SC(b)
6,905	20.920	11/25/20	9,066

Regular Floater – 4.4%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(b),(c)
1,967,124	1.017	02/25/48	1,966,470
FHLMC REMIC Series 4526, Class FA(b)
1,335,283	0.792	11/15/45	1,327,619
FHLMC REMIC Series 4572, Class FA(b)
1,884,803	0.892	04/15/46	1,880,792
FHLMC REMIC Series 4585, Class FJ(b)
1,337,419	0.942	05/15/46	1,332,904
FNMA REMIC Series 1988-12, Class B(b)
5,849	0.000	02/25/18	5,799
FNMA REMIC Series 2007-33, Class HF(b)
615,931	0.803	04/25/37	613,712
FNMA REMIC Series 2012-90, Class FB(b)
1,031,639	0.893	08/25/42	1,031,411
FNMA REMIC Series 2016-1, Class FT(b)
1,556,690	0.803	02/25/46	1,543,040
FNMA REMIC Series 2016-23, Class FT(b)
1,658,776	0.953	11/25/45	1,656,484
FNMA REMIC Series 2016-25, Class FL(b)
1,690,482	0.953	05/25/46	1,688,841
FNMA REMIC Series 2016-32, Class FB(b)
2,024,160	0.953	06/25/46	2,018,754
FNMA REMIC Series 2016-33, Class PF(b)
1,336,196	0.953	06/25/46	1,330,513
NCUA Guaranteed Notes Series 2010-A1, Class A(b)
2,035,014	0.795	12/07/20	2,029,961
NCUA Guaranteed Notes Series 2010-R2, Class 1A(b)
4,058,450	0.843	11/06/17	4,060,670
NCUA Guaranteed Notes Series 2011-R1, Class 1A(b)
3,662,051	0.915	01/08/20	3,668,632
NCUA Guaranteed Notes Series 2011-R2, Class 1A(b)
12,533,644	0.865	02/06/20	12,543,436
NCUA Guaranteed Notes Series 2011-R3, Class 1A(b)
11,354,879	0.845	03/11/20	11,333,588
NCUA Guaranteed Notes Series 2011-R4, Class 1A(b)
8,046,388	0.845	03/06/20	8,049,217
NCUA Guaranteed Notes Series 2011-R5, Class 1A(b)
2,066,515	0.845	04/06/20	2,065,870

			60,147,713

Sequential Fixed Rate – 3.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
5,399,891	3.250	04/25/38	5,566,968
FHLMC REMIC Series 108, Class G
27,849	8.500	12/15/20	29,028
FHLMC REMIC Series 1980, Class Z
465,277	7.000	07/15/27	532,032

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FHLMC REMIC Series 2019, Class Z
$442,601	6.500%	12/15/27	$ 499,727
FHLMC REMIC Series 2755, Class ZA
989,308	5.000	02/15/34	1,091,066
FHLMC REMIC Series 3530, Class DB
6,449,239	4.000	05/15/24	6,796,709
FHLMC REMIC Series 4273, Class PD
1,831,796	6.500	11/15/43	2,120,148
FNMA REMIC Series 1989-66, Class J
75,142	7.000	09/25/19	78,357
FNMA REMIC Series 1990-16, Class E
71,100	9.000	03/25/20	77,422
FNMA REMIC Series 2012-111, Class B
803,941	7.000	10/25/42	930,741
FNMA REMIC Series 2012-153, Class B
2,696,455	7.000	07/25/42	3,183,431
FNMA REMIC Series 2015-30, Class EA
10,971,141	3.000	05/25/45	11,476,128
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19	11,648,442

			44,030,199

Sequential Floating Rate – 0.3%
FHLMC REMIC Series 4273, Class PS(b)
2,383,683	5.658	11/15/43	419,975
FNMA REMIC Series 1988-12, Class A(b)
11,387	4.320	02/25/18	11,493
NCUA Guaranteed Notes Series 2010-R1, Class 1A(b)
3,108,665	0.915	10/07/20	3,112,794

			3,544,262

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$107,734,314

Commercial Mortgage-Backed Securities – 7.9%
Sequential Fixed Rate – 2.7%
FHLMC Multifamily Structured Pass Through Certificates, Series K716, Class A2
$16,100,000	3.130%	06/25/21	$ 17,278,710
FHLMC Multifamily Structured Pass Through Certificates, Series K717, Class A2
18,600,000	2.991	09/25/21	19,852,219

			37,130,929

Sequential Floating Rate – 5.2%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1(b)
11,226,573	0.833	07/25/20	11,223,197
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A(b)
7,038,021	0.793	01/25/21	7,036,613
FHLMC Multifamily Structured Pass Through Certificates, Series KP02, Class A2(b)
21,500,000	2.355	04/25/21	22,101,428
FNMA ACES Series 2014-M1, Class ASQ2(b)
29,778,450	2.323	11/25/18	30,499,184
FNMA ACES Series 2014-M5, Class FA(b)
498,850	0.812	01/25/17	498,608

			71,359,030

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$108,489,959

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Federal Agencies – 35.1%
Adjustable Rate FHLMC – 1.2%
$18,558	2.365%	05/01/18	$ 18,655
17,705	2.945	10/01/25	17,963
467,147	2.588	11/01/34	492,494
1,991,910	2.639	06/01/35	2,107,329
200,525	3.041	05/01/36	213,590
82,121	2.589	10/01/36	85,840
110,025	2.915	11/01/36	117,053
1,115,575	2.559	06/01/42	1,157,037
12,176,314	2.591	11/01/44	12,510,831

			16,720,792

Adjustable Rate FNMA – 1.7%
8,337	2.716	02/01/18	8,368
23,114	2.189	06/01/18	23,394
28,163	6.000	05/01/20	29,317
11,504	3.129	01/01/23	11,602
73,091	3.317	02/01/27	73,976
507,020	2.444	08/01/29	511,236
35,614	2.505	07/01/32	37,428
48,306	2.505	07/01/32	51,024
86,874	2.174	01/01/33	90,006
1,465,333	3.046	05/01/33	1,550,882
270,451	3.125	08/01/33	287,191
997,676	4.614	08/01/33	1,070,067
927,559	2.777	02/01/34	982,304
689,396	2.860	05/01/34	724,634
382,595	2.945	05/01/34	402,108
629,450	2.506	06/01/34	665,420
422,230	2.421	10/01/34	443,096
396,502	2.542	10/01/34	416,322
114,098	2.407	02/01/35	119,062
939,475	2.434	02/01/35	979,577
309,935	2.759	03/01/35	325,243
911,053	2.783	03/01/35	958,133
1,200,796	2.440	04/01/35	1,244,668
394,241	2.970	04/01/35	415,076
386,793	2.493	05/01/35	402,597
246,617	2.727	05/01/35	257,713
631,931	2.373	10/01/35	665,536
1,270,220	2.782	03/01/36	1,335,828
500,997	2.631	04/01/36	525,431
1,190,080	3.066	04/01/36	1,267,613
1,791,776	2.682	06/01/36	1,906,265
995,957	2.722	06/01/36	1,049,915
1,505,769	2.724	07/01/36	1,587,293
172,350	2.810	11/01/36	182,680
136,933	2.810	11/01/36	145,265
1,887,735	2.730	07/01/37	1,997,345
67,582	2.695	12/01/46	71,812

			22,815,427

Adjustable Rate GNMA – 0.4%
300,363	1.750	05/20/34	311,427
610,867	1.875	07/20/34	631,574

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA – (continued)
$372,125	1.875%	08/20/34	$ 384,750
1,923,738	1.875	09/20/34	1,989,055
1,145,657	1.875	09/20/34	1,184,549
389,617	2.000	10/20/34	403,020
532,423	2.000	12/20/34	550,780

			5,455,155

FHLMC – 2.4%
385,841	5.500	01/01/20	405,853
151,118	7.000	04/01/22	162,985
2,417	4.500	05/01/23	2,581
13,263	7.500	01/01/31	14,532
21,107	4.500	07/01/33	23,098
35,021	4.500	07/01/33	38,325
8,960	4.500	07/01/33	9,805
6,962	4.500	08/01/33	7,619
12,234	4.500	08/01/33	13,388
25,601	4.500	08/01/33	28,016
143,936	4.500	08/01/33	157,515
7,289	4.500	08/01/33	7,976
65,971	4.500	08/01/33	72,194
214,581	4.500	08/01/33	234,824
74,551	4.500	08/01/33	81,583
9,788	4.500	08/01/33	10,711
3,923	4.500	08/01/33	4,293
282,396	4.500	08/01/33	309,036
37,358	4.500	08/01/33	40,883
56,745	4.500	08/01/33	62,098
181,736	4.500	08/01/33	198,880
57,062	4.500	08/01/33	62,444
220,356	4.500	08/01/33	241,144
668,159	4.500	08/01/33	731,189
15,384	4.500	08/01/33	16,835
139,084	4.500	09/01/33	152,205
149,750	4.500	09/01/33	163,877
20,186	4.500	09/01/33	22,091
42,139	4.500	09/01/33	46,114
3,471	4.500	09/01/33	3,798
154,328	4.500	09/01/33	168,887
13,364	4.500	09/01/33	14,625
32,862	4.500	09/01/33	35,962
56,059	4.500	09/01/33	61,348
198,908	4.500	09/01/33	217,672
103,987	4.500	09/01/33	113,796
8,725	4.500	09/01/33	9,548
24,953	4.500	09/01/33	27,306
51,164	4.500	09/01/33	55,990
60,892	4.500	09/01/33	66,636
4,054	4.500	09/01/33	4,437
206,638	4.500	09/01/33	226,131
35,890	4.500	09/01/33	39,276
25,692	4.500	09/01/33	28,115
18,136	4.500	09/01/33	19,847
1,600	4.500	09/01/33	1,751
10,850	4.500	09/01/33	11,873
9,429	4.500	09/01/33	10,318
74,629	4.500	09/01/33	81,669
29,616	4.500	09/01/33	32,410
27,895	4.500	09/01/33	30,527
58,951	4.500	09/01/33	64,513
310,860	4.500	09/01/33	340,185
91,217	4.500	09/01/33	99,822
78,267	4.500	09/01/33	85,650
12,870	4.500	09/01/33	14,084
280,486	4.500	09/01/33	306,946
193,096	4.500	09/01/33	211,312

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$125,626	4.500%	09/01/33	$ 137,477
732,370	4.500	09/01/33	801,458
443,233	4.500	09/01/33	485,045
7,252	4.500	09/01/33	7,936
46,729	4.500	09/01/33	51,137
11,198	4.500	09/01/33	12,254
11,077	4.500	09/01/33	12,122
23,516	4.500	09/01/33	25,735
22,830	4.500	09/01/33	24,983
21,327	4.500	09/01/33	23,339
176,903	4.500	10/01/33	193,591
203,780	4.500	10/01/33	223,004
3,128	4.500	04/01/34	3,417
11,351	4.500	04/01/34	12,425
2,751	4.500	04/01/35	3,008
5,127	4.500	04/01/35	5,605
3,958	4.500	07/01/35	4,327
17,056	4.500	08/01/35	18,646
2,239	4.500	08/01/35	2,448
39,898	4.500	09/01/35	43,619
4,142	4.500	09/01/35	4,528
6,674	4.500	09/01/35	7,296
23,587	4.500	09/01/35	25,810
8,851	4.500	10/01/35	9,676
7,538	4.500	10/01/35	8,241
10,191	4.500	10/01/35	11,141
2,606	4.500	10/01/35	2,849
3,997	4.500	12/01/35	4,370
2,510	4.500	05/01/36	2,744
2,524	6.000	06/01/36	2,901
2,196	4.500	01/01/38	2,394
228,861	4.500	01/01/38	250,201
400	4.500	04/01/38	436
3,301	4.500	04/01/38	3,597
1,381	4.500	05/01/38	1,505
9,153	4.500	06/01/38	10,007
4,148	4.500	06/01/38	4,535
358,231	4.500	09/01/38	393,201
2,835	4.500	01/01/39	3,090
3,672	4.500	01/01/39	4,002
3,058	4.500	01/01/39	3,334
5,300	4.500	02/01/39	5,785
3,194	4.500	02/01/39	3,482
110,002	4.500	02/01/39	119,899
23,529	4.500	02/01/39	25,646
49,581	4.500	02/01/39	54,041
6,246	4.500	02/01/39	6,808
2,531,563	7.000	02/01/39	2,989,223
73,921	4.500	03/01/39	80,572
14,695	4.500	03/01/39	16,017
17,580	4.500	04/01/39	19,162
3,116	4.500	04/01/39	3,397
178,583	4.500	05/01/39	194,649
283,599	4.500	05/01/39	309,114
51,806	4.500	05/01/39	56,467
5,386	4.500	05/01/39	5,870
12,756	4.500	05/01/39	13,904
18,137	4.500	05/01/39	19,769
46,213	4.500	05/01/39	50,371
36,340	4.500	05/01/39	39,610
16,907	4.500	05/01/39	18,428
3,391	4.500	05/01/39	3,696
8,457	4.500	06/01/39	9,218
27,226	4.500	06/01/39	29,675
4,461	4.500	06/01/39	4,863
173,340	4.500	06/01/39	188,935
593,428	4.500	06/01/39	646,817

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$13,795	4.500%	06/01/39	$ 15,036
985,443	4.500	06/01/39	1,074,101
11,718	4.500	07/01/39	12,772
34,596	4.500	07/01/39	37,708
4,269	4.500	07/01/39	4,653
8,960	4.500	08/01/39	9,766
15,306	4.500	08/01/39	16,683
42,210	4.500	08/01/39	46,007
21,574	4.500	08/01/39	23,515
17,378	4.500	09/01/39	18,942
18,747	4.500	09/01/39	20,434
95,323	4.500	09/01/39	103,899
7,226	4.500	09/01/39	7,876
22,424	4.500	10/01/39	24,441
13,579	4.500	11/01/39	14,801
13,466	4.500	11/01/39	14,678
15,578	4.500	11/01/39	16,980
10,167	4.500	12/01/39	11,081
37,564	4.500	12/01/39	40,944
9,824	4.500	12/01/39	10,708
7,737	4.500	12/01/39	8,433
8,675	4.500	01/01/40	9,455
33,099	4.500	01/01/40	36,077
26,359	4.500	01/01/40	28,730
7,424	4.500	02/01/40	8,134
7,454	4.500	02/01/40	8,168
10,918	4.500	04/01/40	11,901
40,080	4.500	04/01/40	43,917
15,380	4.500	05/01/40	16,852
18,742	4.500	05/01/40	20,536
46,898	4.500	05/01/40	51,388
5,426	4.500	06/01/40	5,946
92,336	4.500	06/01/40	101,174
11,534	4.500	07/01/40	12,638
53,197	4.500	07/01/40	58,289
5,487	4.500	07/01/40	6,012
16,910	4.500	08/01/40	18,528
17,950	4.500	08/01/40	19,669
14,111	4.500	08/01/40	15,462
5,822	4.500	08/01/40	6,380
13,910	4.500	08/01/40	15,242
12,125	4.500	08/01/40	13,286
9,657	4.500	09/01/40	10,582
24,204	4.500	09/01/40	26,521
17,627	4.500	09/01/40	19,314
19,723	4.500	10/01/40	21,611
29,467	4.500	02/01/41	32,273
7,495	4.500	02/01/41	8,209
26,869	4.500	03/01/41	29,427
36,844	4.500	03/01/41	40,352
8,406	4.500	04/01/41	9,206
60,742	4.500	04/01/41	66,526
14,822	4.500	04/01/41	16,233
87,656	4.500	04/01/41	96,004
53,506	4.500	05/01/41	58,601
97,460	4.500	05/01/41	106,741
11,130	4.500	05/01/41	12,190
26,449	4.500	06/01/41	28,968
13,575	4.500	06/01/41	14,867
75,274	4.500	06/01/41	82,443
10,219	4.500	06/01/41	11,192
160,291	4.500	06/01/41	175,555
21,045	4.500	06/01/41	23,050
11,025	4.500	07/01/41	12,075
10,241	4.500	07/01/41	11,216
16,091	4.500	08/01/41	17,632
143,107	4.500	08/01/41	156,735

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$36,452	4.500%	08/01/41	$ 39,923
569,853	4.500	08/01/41	624,119
817,206	4.500	09/01/41	895,434
20,465	4.500	09/01/41	22,414
46,532	4.500	12/01/41	50,964
440,174	4.500	03/01/42	482,090
73,874	4.500	03/01/42	80,909
76,979	4.500	03/01/42	84,310
13,798,133	3.500	03/01/46	14,558,301

			33,436,609

FNMA – 27.6%
724	5.500	01/01/18	747
6,959,902	2.800	03/01/18	7,059,154
57,061,484	3.741	06/01/18	58,528,775
2,255	5.500	07/01/18	2,329
60,587	5.500	07/01/18	62,963
29,959	5.500	08/01/18	30,913
76,261	5.500	09/01/18	79,373
15,800,000	2.960	11/01/18	16,407,199
12,510	5.500	12/01/18	13,076
7,733	5.500	01/01/19	8,095
8,043	5.500	03/01/19	8,438
486	5.500	08/01/19	487
4,522	5.000	09/01/19	4,774
13,787	7.000	11/01/19	14,414
38,504,237	4.307	07/01/21	42,701,287
753,880	5.500	09/01/23	821,107
652,444	5.500	09/01/23	715,124
358,189	5.500	10/01/23	392,942
2,192,466	6.000	02/01/24	2,509,989
3,341	7.000	12/01/24	3,823
1,119	7.000	08/01/27	1,327
1,232	7.000	10/01/28	1,362
19,363	6.000	01/01/29	22,111
1,075	7.000	01/01/29	1,245
945,264	4.500	09/01/29	1,031,331
381	7.000	11/01/29	384
827	7.000	04/01/31	962
3,973	7.000	05/01/32	4,592
1,124	7.000	05/01/32	1,283
3,032	7.000	05/01/32	3,507
1,866	7.000	06/01/32	2,186
3,922	7.000	06/01/32	4,221
1,122	7.000	08/01/32	1,341
6,283	6.000	09/01/32	7,276
21,841	6.000	02/01/33	25,264
28,842	6.000	03/01/33	33,306
6,132	6.000	04/01/33	7,093
1,399,312	6.500	04/01/33	1,645,512
4,336	6.000	11/01/33	5,016
1,325	7.000	04/01/34	1,565
96,979	6.000	07/01/34	112,350
7,503	6.000	10/01/34	8,673
21,167	6.000	01/01/35	24,467
73,615	6.000	01/01/35	85,093
51,273	6.000	01/01/35	59,268
146,802	6.000	03/01/35	168,064
2,546,525	6.000	04/01/35	2,945,668
53,650	6.000	06/01/35	61,770
504,909	6.000	06/01/35	578,040
472	6.000	06/01/35	541
18,829	6.000	09/01/35	21,556
137,986	6.000	09/01/35	157,972
306	6.000	11/01/35	351
343,421	6.000	11/01/35	393,162

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$377,674	6.000%	11/01/35	$ 432,376
279,543	6.000	11/01/35	320,031
159,089	6.000	12/01/35	182,131
404,501	6.000	12/01/35	463,089
263,340	6.000	12/01/35	301,482
219,918	6.000	12/01/35	251,771
16,347	6.000	01/01/36	18,714
258,725	6.000	01/01/36	296,199
2,151,801	6.000	01/01/36	2,463,466
6,861	6.000	02/01/36	7,896
11,497	6.000	02/01/36	13,136
254,463	6.000	02/01/36	290,735
75,764	6.000	02/01/36	87,114
26,466	6.000	02/01/36	30,239
423,224	6.000	02/01/36	483,553
285,473	6.000	03/01/36	326,166
19,889	6.000	03/01/36	22,724
118,089	6.000	03/01/36	134,922
296,628	6.000	04/01/36	338,911
3,590,225	6.000	04/01/36	4,101,991
63,450	6.000	05/01/36	72,928
252,753	6.000	05/01/36	288,782
11,300	6.000	05/01/36	12,911
166,069	6.000	05/01/36	189,741
2,931	6.000	06/01/36	3,373
356,267	6.000	06/01/36	407,051
182,486	6.000	07/01/36	208,499
304,603	6.000	07/01/36	348,022
41,764	6.000	07/01/36	47,718
413,151	6.000	07/01/36	472,043
273,569	6.000	07/01/36	312,565
180,757	6.000	07/01/36	206,523
150,745	6.000	08/01/36	172,652
356,094	6.000	08/01/36	406,853
4,372	6.000	08/01/36	4,995
490,609	6.000	08/01/36	560,543
403,297	6.000	08/01/36	460,785
4,941,183	6.000	08/01/36	5,673,458
332,177	6.000	08/01/36	379,527
484,093	6.000	08/01/36	553,098
64,852	6.000	09/01/36	74,325
370,566	6.000	09/01/36	424,239
890,868	6.000	09/01/36	1,023,431
19,153	6.000	09/01/36	21,883
30,503	6.000	09/01/36	34,851
505,067	6.000	09/01/36	577,061
346,397	6.000	10/01/36	395,774
448,472	6.000	10/01/36	512,400
330,690	6.000	10/01/36	377,828
890	6.000	10/01/36	1,017
217,907	6.000	10/01/36	250,555
62,651	6.000	10/01/36	71,581
326,993	6.000	10/01/36	373,604
1,198,847	6.000	10/01/36	1,369,735
764,546	4.500	11/01/36	838,109
495,006	6.000	11/01/36	565,567
310,441	6.000	11/01/36	354,693
198,169	6.000	11/01/36	226,417
465,246	6.000	11/01/36	531,564
329,541	6.000	11/01/36	376,515
98,189	6.000	11/01/36	112,186
828,679	6.000	11/01/36	946,803
998,377	6.000	11/01/36	1,140,690
638,685	6.000	12/01/36	729,727
253,406	6.000	12/01/36	289,528
8,399	6.000	01/01/37	9,595
310,411	6.000	02/01/37	354,658

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$149,001	6.000%	03/01/37	$ 170,217
408,133	6.000	03/01/37	466,248
335,201	6.000	03/01/37	385,477
22,523	6.000	04/01/37	25,839
331,786	6.000	04/01/37	379,029
1,352	6.000	04/01/37	1,544
143,932	6.000	04/01/37	164,426
14,041,984	6.000	05/01/37	16,043,591
19,401	6.000	07/01/37	22,164
325,170	6.000	07/01/37	371,471
49,145	6.000	08/01/37	56,408
63,201	6.000	08/01/37	72,544
45,454	6.000	08/01/37	52,037
463,736	6.000	08/01/37	529,768
619,427	6.000	08/01/37	707,628
65,591	6.000	08/01/37	74,931
89,581	6.000	08/01/37	102,336
129,879	6.000	09/01/37	148,373
293,436	6.000	09/01/37	335,219
251,510	6.000	09/01/37	287,323
78,724	6.000	09/01/37	90,601
117,977	6.000	09/01/37	134,776
154,598	6.000	10/01/37	177,943
246,932	7.500	10/01/37	291,438
909	6.000	11/01/37	1,039
85,938	6.000	11/01/37	98,955
97,944	6.000	11/01/37	112,419
60,712	6.000	11/01/37	69,357
354,469	6.000	11/01/37	404,942
30,184	6.000	11/01/37	34,482
74,899	6.000	12/01/37	85,564
366,551	6.000	12/01/37	418,801
155,073	6.000	12/01/37	177,154
5,081,492	6.000	12/01/37	5,805,053
74,923	6.000	12/01/37	85,592
105,239	6.000	01/01/38	120,224
64,527	6.000	01/01/38	73,715
275,123	6.000	01/01/38	315,695
5,399,656	6.000	01/01/38	6,168,520
6,749	6.000	02/01/38	7,771
400,676	6.000	02/01/38	457,729
52,896	6.000	02/01/38	60,433
654,873	6.000	03/01/38	760,942
10,887	6.000	04/01/38	12,438
912,257	6.000	05/01/38	1,042,154
192,991	6.000	05/01/38	220,471
2,499	6.000	05/01/38	2,855
16,910	6.000	05/01/38	19,319
11,576,478	6.000	05/01/38	13,224,869
2,919	6.000	06/01/38	3,335
118,191	6.000	06/01/38	135,595
15,154,416	6.000	07/01/38	17,312,274
171,973	6.000	07/01/38	196,461
290,955	6.000	08/01/38	332,409
544,274	6.000	09/01/38	621,819
128,177	6.000	09/01/38	146,439
441,513	6.000	09/01/38	504,417
28,415	6.000	09/01/38	32,464
173,927	6.000	09/01/38	198,768
2,684	6.000	09/01/38	3,071
9,251	6.000	09/01/38	10,569
10,306	6.000	10/01/38	11,780
8,751	6.000	10/01/38	9,999
23,923	6.000	11/01/38	27,329
194,833	6.000	11/01/38	222,605
117,031	6.000	11/01/38	133,695
27,430	6.000	11/01/38	31,336

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$181,927	6.000%	11/01/38	$ 210,442
173,850	6.000	12/01/38	198,619
1,034,782	6.000	12/01/38	1,182,212
51,664	6.000	12/01/38	59,025
57,337	6.000	01/01/39	65,633
185,432	6.000	01/01/39	211,836
226,212	4.500	02/01/39	246,936
1,493,451	7.000	03/01/39	1,763,934
170,128	4.500	04/01/39	185,714
120,468	6.000	04/01/39	138,585
13,194	4.500	08/01/39	14,744
46,116	6.000	09/01/39	52,682
24,204	6.000	09/01/39	27,653
850,266	6.000	09/01/39	971,407
4,678,631	6.000	09/01/39	5,344,828
56,898	6.000	10/01/39	65,009
1,631,262	6.000	10/01/39	1,863,540
63,185	6.000	11/01/39	72,261
3,496	6.000	02/01/40	3,994
171,013	6.000	03/01/40	195,378
1,733,846	6.000	06/01/40	1,980,874
770,549	6.000	07/01/40	880,268
565,195	6.000	10/01/40	645,674
923,369	6.000	11/01/40	1,062,111
49,327	6.000	04/01/41	56,350
31,099	4.500	05/01/41	34,092
6,431,594	6.000	05/01/41	7,347,398
59,977	6.000	05/01/41	68,517
80,274	6.000	05/01/41	91,705
50,342	6.000	05/01/41	57,510
5,717,245	6.000	05/01/41	6,531,332
859,046	6.000	05/01/41	981,498
22,943,265	6.000	05/01/41	26,213,700
413,340	6.000	05/01/41	472,196
40,897	6.000	05/01/41	46,727
902,563	4.500	08/01/41	990,386
264,461	4.500	10/01/41	289,906
132,174	5.000	02/01/42	147,111
68,336	3.000	12/01/42	71,657
86,634	3.000	12/01/42	90,844
78,150	3.000	12/01/42	81,948
148,745	3.000	12/01/42	155,973
34,537	3.000	12/01/42	36,215
181,928	3.000	01/01/43	190,768
43,374	3.000	01/01/43	45,482
394,159	3.000	01/01/43	413,313
62,629	3.000	01/01/43	65,770
51,623	3.000	01/01/43	54,213
195,075	3.000	04/01/43	204,555
544,438	3.500	12/01/45	574,569
428,042	3.500	12/01/45	451,731
1,026,173	3.500	01/01/46	1,082,963
577,214	3.500	01/01/46	609,158
1,017,054	3.500	01/01/46	1,073,340
4,038,774	3.500	01/01/46	4,262,288
3,691,438	3.500	01/01/46	3,895,730
569,717	3.500	01/01/46	601,246
53,000,000	6.000	TBA-30yr(d)	60,618,750

			376,274,406

GNMA – 1.8%
163,733	5.500	07/15/20	171,599
4,478	6.500	01/15/32	5,109
5,658	6.500	02/15/32	6,455
4,580	6.500	02/15/32	5,225

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$10,295	6.500%	08/15/34	$ 12,614
8,119	6.500	05/15/35	9,543
8,677	6.500	05/15/35	10,189
4,347	6.500	06/15/35	5,075
12,549	6.500	07/15/35	14,747
3,307	6.500	08/15/35	3,870
3,238	6.500	09/15/35	3,762
3,974	6.500	09/15/35	4,647
1,070	6.500	10/15/35	1,253
3,808	6.500	10/15/35	4,453
7,070	6.500	11/15/35	8,277
6,102	6.500	11/15/35	7,137
6,307	6.500	11/15/35	7,373
6,811	6.500	11/15/35	7,939
4,931	6.500	12/15/35	5,760
3,277	6.500	12/15/35	3,831
5,007	6.500	12/15/35	5,783
8,634	6.500	12/15/35	10,089
10,029	6.500	12/15/35	11,737
6,204	6.500	01/15/36	7,264
2,142	6.500	01/15/36	2,496
8,058	6.500	01/15/36	9,430
2,541	6.500	01/15/36	2,955
1,366	6.500	01/15/36	1,573
4,868	6.500	01/15/36	5,695
4,876	6.500	01/15/36	5,708
21,666	6.500	01/15/36	25,327
2,475	6.500	02/15/36	2,898
3,927	6.500	02/15/36	4,594
4,465	6.500	02/15/36	5,214
9,169	6.500	02/15/36	10,723
5,307	6.500	02/15/36	6,216
9,579	6.500	02/15/36	11,196
9,311	6.500	02/15/36	10,898
6,314	6.500	03/15/36	7,397
2,154	6.500	03/15/36	2,518
2,961	6.500	03/15/36	3,447
4,873	6.500	03/15/36	5,708
8,290	6.500	03/15/36	9,706
1,541	6.500	03/15/36	1,798
16,964	6.500	03/15/36	19,849
6,375	6.500	03/15/36	7,466
8,496	6.500	04/15/36	9,935
12,530	6.500	04/15/36	14,650
5,699	6.500	04/15/36	6,502
11,323	6.500	04/15/36	13,211
6,557	6.500	04/15/36	7,655
2,261	6.500	04/15/36	2,648
4,014	6.500	04/15/36	4,702
10,487	6.500	04/15/36	12,280
4,609	6.500	04/15/36	5,393
3,421	6.500	04/15/36	3,986
15,150	6.500	04/15/36	17,710
2,204	6.500	04/15/36	2,578
9,525	6.500	04/15/36	10,895
3,844	6.500	04/15/36	4,488
4,560	6.500	05/15/36	5,311
15,340	6.500	05/15/36	17,920
5,473	6.500	05/15/36	6,406
1,739	6.500	05/15/36	2,038
12,550	6.500	05/15/36	14,650
8,849	6.500	05/15/36	10,368
27,705	6.500	05/15/36	32,423
11,038	6.500	05/15/36	12,885
9,892	6.500	05/15/36	11,587
5,010	6.500	05/15/36	5,871
2,277	6.500	05/15/36	2,669

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$2,032	6.500%	05/15/36	$ 2,377
13,423	6.500	05/15/36	15,725
3,065	6.500	05/15/36	3,592
6,542	6.500	05/15/36	7,603
6,253	6.500	05/15/36	7,318
7,788	6.500	05/15/36	9,113
1,578	6.500	05/15/36	1,836
9,249	6.500	05/15/36	10,832
1,694	6.500	06/15/36	1,985
6,985	6.500	06/15/36	8,171
37,748	6.500	06/15/36	44,126
3,727	6.500	06/15/36	4,342
2,470	6.500	06/15/36	2,895
4,597	6.500	06/15/36	5,372
24,398	6.500	06/15/36	28,557
6,805	6.500	06/15/36	7,969
9,428	6.500	06/15/36	11,047
3,606	6.500	06/15/36	4,225
5,494	6.500	06/15/36	6,413
4,011	6.500	06/15/36	4,700
20,765	6.500	06/15/36	24,286
7,233	6.500	06/15/36	8,465
22,369	6.500	07/15/36	26,170
1,249	6.500	07/15/36	1,454
113,081	6.500	07/15/36	132,376
69,739	6.500	07/15/36	79,562
3,532	6.500	07/15/36	4,139
178,503	6.500	07/15/36	208,865
10,168	6.500	07/15/36	11,914
4,048	6.500	07/15/36	4,743
2,928	6.500	07/15/36	3,390
79,613	6.500	07/15/36	90,827
1,038	6.500	07/15/36	1,216
12,745	6.500	07/15/36	14,937
709	6.500	07/15/36	831
6,972	6.500	07/15/36	8,162
6,596	6.500	07/15/36	7,698
14,993	6.500	07/15/36	18,577
27,563	6.500	07/15/36	32,020
11,271	6.500	07/15/36	13,192
4,591	6.500	08/15/36	5,381
23,784	6.500	08/15/36	27,875
869	6.500	08/15/36	910
22,662	6.500	08/15/36	26,356
51,525	6.500	08/15/36	59,947
2,000	6.500	08/15/36	2,344
6,915	6.500	08/15/36	8,104
26,816	6.500	08/15/36	31,372
10,814	6.500	08/15/36	12,663
8,811	6.500	08/15/36	10,325
7,251	6.500	08/15/36	8,475
6,776	6.500	08/15/36	7,943
2,908	6.500	08/15/36	3,407
3,258	6.500	08/15/36	3,716
3,944	6.500	08/15/36	4,599
919	6.500	08/15/36	1,077
4,276	6.500	08/15/36	4,991
8,143	6.500	08/15/36	9,542
8,196	6.500	08/15/36	9,604
39,576	6.500	08/15/36	46,356
3,054	6.500	08/15/36	3,484
3,625	6.500	08/15/36	4,207
33,671	6.500	08/15/36	38,414
27,960	6.500	08/15/36	32,736
1,422	6.500	08/15/36	1,622
8,002	6.500	08/15/36	9,287
3,726	6.500	08/15/36	4,368

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$22,391	6.500%	08/15/36	$ 26,246
10,430	6.500	08/15/36	12,215
28,970	6.500	08/15/36	34,279
13,287	6.500	08/15/36	15,552
5,280	6.500	08/15/36	6,188
5,208	6.500	08/15/36	6,104
1,102	6.500	08/15/36	1,287
8,671	6.500	08/15/36	10,115
55,930	6.500	08/15/36	66,359
9,513	6.500	08/15/36	10,949
11,079	6.500	08/15/36	12,955
1,079	6.500	08/15/36	1,265
22,803	6.500	08/15/36	26,694
14,940	6.500	08/15/36	17,507
16,156	6.500	08/15/36	18,910
2,532	6.500	09/15/36	2,967
2,432	6.500	09/15/36	2,852
10,317	6.500	09/15/36	12,062
4,528	6.500	09/15/36	5,305
4,560	6.500	09/15/36	5,330
20,943	6.500	09/15/36	24,028
12,195	6.500	09/15/36	14,267
1,390	6.500	09/15/36	1,630
48,251	6.500	09/15/36	56,493
91,623	6.500	09/15/36	107,241
95,515	6.500	09/15/36	114,171
7,555	6.500	09/15/36	8,852
21,441	6.500	09/15/36	25,084
6,233	6.500	09/15/36	7,307
6,937	6.500	09/15/36	8,125
6,829	6.500	09/15/36	8,004
5,663	6.500	09/15/36	6,634
5,067	6.500	09/15/36	5,937
4,067	6.500	09/15/36	4,757
13,065	6.500	09/15/36	15,296
24,337	6.500	09/15/36	28,472
196,482	6.500	09/15/36	229,902
466	6.500	09/15/36	541
4,281	6.500	09/15/36	5,008
5,443	6.500	09/15/36	6,356
20,897	6.500	09/15/36	24,498
10,307	6.500	09/15/36	12,080
12,020	6.500	09/15/36	14,058
10,060	6.500	09/15/36	11,781
8,702	6.500	09/15/36	10,183
1,667	6.500	09/15/36	1,954
7,647	6.500	09/15/36	8,961
9,789	6.500	09/15/36	11,475
4,722	6.500	09/15/36	5,511
45,692	6.500	09/15/36	54,124
62,424	6.500	09/15/36	71,649
14,800	6.500	09/15/36	17,314
11,815	6.500	09/15/36	13,847
27,468	6.500	09/15/36	31,337
16,691	6.500	10/15/36	19,042
3,535	6.500	10/15/36	4,137
8,052	6.500	10/15/36	9,186
14,285	6.500	10/15/36	16,742
6,529	6.500	10/15/36	7,650
24,202	6.500	10/15/36	28,373
15,741	6.500	10/15/36	18,432
5,853	6.500	10/15/36	6,860
38,291	6.500	10/15/36	44,838
5,581	6.500	10/15/36	6,533
6,844	6.500	10/15/36	8,016
20,910	6.500	10/15/36	24,477
26,104	6.500	10/15/36	29,781

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
	$7,227	6.500%	10/15/36	$ 8,474
	35,480	6.500	10/15/36	41,521
	36,947	6.500	10/15/36	42,152
	7,344	6.500	10/15/36	8,595
	4,612	6.500	10/15/36	5,408
	11,521	6.500	10/15/36	13,493
	42,946	6.500	10/15/36	50,319
	5,404	6.500	10/15/36	6,312
	4,504	6.500	10/15/36	5,280
	45,103	6.500	11/15/36	51,456
	8,243	6.500	11/15/36	9,663
	11,150	6.500	11/15/36	13,049
	58,647	6.500	11/15/36	68,438
	19,936	6.500	11/15/36	23,352
	122,626	6.500	11/15/36	152,262
	46,574	6.500	11/15/36	54,470
	56,769	6.500	11/15/36	66,553
	38,811	6.500	11/15/36	44,303
	15,278	6.500	11/15/36	17,430
	20,812	6.500	11/15/36	24,027
	60,293	6.500	12/15/36	70,613
	40,641	6.500	12/15/36	47,645
	40,379	6.500	12/15/36	47,283
	49,329	6.500	12/15/36	59,354
	41,883	6.500	01/15/37	49,030
	30,508	6.500	01/15/37	35,781
	22,501	6.500	01/15/37	26,352
	32,927	6.500	02/15/37	38,534
	20,759	6.500	03/15/37	24,301
	20,508	6.500	04/15/37	24,029
	25,081	6.500	04/15/37	29,260
	43,036	6.500	05/15/37	53,560
	24,339	6.500	08/15/37	28,387
	118,748	6.500	09/15/37	138,407
	11,828	6.500	09/15/37	13,494
	142,874	6.500	10/15/37	172,497
	28,589	6.500	11/15/37	33,384
	20,254	6.500	11/15/37	23,107
	22,118	6.500	11/15/37	25,790
	1,463	6.500	02/15/38	1,715
	35,953	6.500	05/15/38	41,758
	974	6.500	08/15/38	1,138
	115,420	6.000	11/15/38	133,751
	27,061	6.500	11/15/38	31,604
	11,708	6.500	01/15/39	13,685
	25,397	6.500	02/15/39	29,712
	17,663,273	4.000	10/20/43	18,910,593

				24,292,837

TOTAL FEDERAL AGENCIES				$ 478,995,226

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $690,286,350)				$ 695,219,499

Agency Debentures – 7.0%
FFCB
	$5,000,000	0.750%	08/14/17	$ 5,005,725
FFCB
	3,200,000	1.460	11/19/19	3,200,118
FHLB
	22,000,000	1.000	06/09/17	22,074,325
FHLB
	3,200,000	1.530	11/21/19	3,200,067
FHLB
	7,000,000	1.875	03/13/20	7,251,658

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – (continued)
FHLB
$1,800,000	5.375%	08/15/24	$ 2,280,295
FHLMC
20,100,000	0.750	04/09/18	20,127,380
FNMA
5,200,000	6.250	05/15/29	7,569,547
FNMA
16,080,000	7.125	01/15/30	25,219,890
Small Business Administration
9,344	7.200	06/01/17	9,492
Small Business Administration
22,754	6.300	05/01/18	23,741
Small Business Administration
26,532	6.300	06/01/18	27,622

TOTAL AGENCY DEBENTURES (Cost $92,792,482)			$ 95,989,860

Government Guarantee Obligation – 1.5%
Hashemite Kingdom of Jordan Government AID Bond(e)
$19,300,000	2.503%	10/30/20	$ 20,286,315

U.S. Treasury Obligations – 38.4%
United States Treasury Bonds(f)
$2,100,000	3.625%	08/15/43	$ 2,704,359
United States Treasury Bonds(f)
8,600,000	3.750	11/15/43	11,325,942
United States Treasury Bonds
1,790,000	3.625	02/15/44	2,303,587
United States Treasury Bonds
15,000,000	3.000	11/15/44	17,215,350
United States Treasury Bonds
1,220,000	2.500	05/15/46	1,269,471
United States Treasury Inflation Protected Securities
134,327,424	0.125	04/15/18	136,383,977
United States Treasury Inflation Protected Securities
20,878,019	0.125	04/15/19	21,325,017
United States Treasury Inflation Protected Securities
3,425,466	0.125	07/15/24	3,462,392
United States Treasury Inflation Protected Securities
6,726,283	2.375	01/15/25	8,038,984
United States Treasury Inflation Protected Securities
2,118,417	0.375	07/15/25	2,182,308
United States Treasury Inflation Protected Securities
2,896,972	2.500	01/15/29	3,674,172
United States Treasury Notes
27,600,000	0.625	06/30/18	27,618,219
United States Treasury Notes
44,990,000	1.625	12/31/19	46,234,423
United States Treasury Notes
45,400,000	1.250	01/31/20	46,064,655
United States Treasury Notes
111,600,000	1.375	05/31/20	113,664,598
United States Treasury Notes
77,640,000	1.625	07/31/20	79,844,191

TOTAL U.S. TREASURY OBLIGATIONS (Cost $510,535,084)			$523,311,645

Shares	Rate	Value
Investment Company – 5.7%
Goldman Sachs Financial Square Government Fund - FST Shares(h)
77,789,060	0.000%	$ 77,789,060

TOTAL INVESTMENTS – 103.5% (Cost $1,390,702,976)		$1,412,596,379

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.5)%		(47,665,524)

NET ASSETS – 100.0%		$1,364,930,855

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,533,438, which represents approximately 0.6% of net assets as of June 30, 2016.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $60,618,750 which represents approximately 4.4% of net assets as of June 30, 2016.

(e)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $20,286,315, which represents approximately 1.5% of net assets as of June 30, 2016.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on June 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(h)	Represents Affiliated Funds.

Investment Abbreviations:
ACES	— Alternative Credit Enhancement Securities
FDIC	— Federal Deposit Insurance Corp.
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
NCUA	— National Credit Union Administration
REMIC	— Real Estate Mortgage Investment Conduit

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At June 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FHLMC	3.500%	TBA-30yr	07/14/16	$(13,000,000)	$(13,704,844)
FNMA	3.500	TBA-30yr	07/14/16	(11,000,000)	(11,604,141)

TOTAL (Proceeds Receivable: $25,143,438)					$(25,308,985)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Eurodollars	(276)	March 2019	$(68,265,150)	$(386,413)
Eurodollars	(371)	March 2018	(91,947,712)	(459,294)
Eurodollars	(371)	June 2018	(91,905,975)	(485,945)
Eurodollars	(371)	September 2018	(91,859,600)	(503,832)
Eurodollars	(371)	December 2018	(91,803,950)	(513,107)
Eurodollars	(276)	June 2019	(68,230,650)	(397,017)
Eurodollars	(186)	December 2019	(45,925,725)	(262,755)
Eurodollars	(186)	September 2019	(45,955,950)	(262,755)
Ultra Long U.S. Treasury Bonds	(52)	September 2016	(9,691,500)	(439,531)
2 Year U.S. Treasury Notes	4,145	September 2016	909,115,082	5,682,223
5 Year U.S. Treasury Notes	(2,542)	September 2016	(310,541,048)	(4,467,631)
10 Year U.S. Treasury Notes	43	September 2016	5,718,328	99,549
10 Year U.S. Treasury Notes	(101)	September 2016	(14,712,859)	(470,843)
20 Year U.S. Treasury Bonds	(281)	September 2016	(48,428,594)	(2,681,962)

TOTAL				$(5,549,313)

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,462,878,422

Gross unrealized gain	31,026,608
Gross unrealized loss	(81,308,651)

Net unrealized security gain	$(50,282,043)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 51.3%
Automotive – 3.0%
Daimler Finance North America LLC(a)
$1,500,000	2.450%	05/18/20	$ 1,543,565
Ford Motor Credit Co. LLC
5,575,000	8.125	01/15/20	6,638,016
General Motors Financial Co., Inc.
3,500,000	4.750	08/15/17	3,622,407
Schaeffler Holding Finance BV(a),(b),(c)
1,645,000	6.875	08/15/18	1,682,012

			13,486,000

Banks – 17.9%
ABN AMRO Bank NV(a)
2,350,000	1.800	06/04/18	2,363,510
Ally Financial, Inc.
800,000	6.250	12/01/17	836,000
American Express Co.(b),(d)
2,300,000	6.800	09/01/66	2,294,250
American Express Credit Corp.(b)
1,650,000	1.800	07/31/18	1,665,505
Banco Bilbao Vizcaya Argentaria SA
1,025,000	3.000	10/20/20	1,049,347
Banco de Bogota SA(a)
200,000	5.000	01/15/17	202,000
Banco del Estado de Chile(a)
170,000	2.000	11/09/17	170,425
Bank of America Corp.
4,175,000	6.000	09/01/17	4,391,788
Bank of America Corp.
1,175,000	6.875	04/25/18	1,281,251
Bank of America Corp.
5,350,000	2.600	01/15/19	5,467,098
Bank of America Corp.
1,200,000	2.650	04/01/19	1,229,666
Bank of America NA
2,700,000	1.750	06/05/18	2,714,220
Banque Federative du Credit Mutuel SA(a)
1,025,000	2.000	04/12/19	1,034,476
Barclays Bank PLC
1,100,000	5.140	10/14/20	1,163,757
BNP Paribas SA
550,000	2.375	05/21/20	558,813
Capital One Bank USA NA(b)
800,000	2.250	02/13/19	807,780
Citigroup, Inc.
1,500,000	1.800	02/05/18	1,505,835
Citigroup, Inc.
525,000	6.125	05/15/18	567,499
Citigroup, Inc.
325,000	2.150	07/30/18	328,363
Citigroup, Inc.
50,000	2.500	09/26/18	50,905
Citigroup, Inc.
950,000	2.050	12/07/18	957,850
Citigroup, Inc.
1,325,000	2.500	07/29/19	1,350,835
Citigroup, Inc.
2,650,000	2.650	10/26/20	2,696,102
Commonwealth Bank of Australia
525,000	1.900	09/18/17	529,782

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Commonwealth Bank of Australia
$2,100,000	1.625%	03/12/18	$ 2,109,936
Compass Bank(b)
775,000	2.750	09/29/19	765,368
Credit Suisse AG
725,000	1.750	01/29/18	726,214
Credit Suisse Group Funding Guernsey Ltd.
1,425,000	2.750	03/26/20	1,406,755
Discover Bank(b)
1,150,000	2.600	11/13/18	1,165,517
HBOS PLC(a)
1,325,000	6.750	05/21/18	1,421,573
HSBC Holdings PLC
1,050,000	2.950	05/25/21	1,058,831
ING Bank NV(a)
1,525,000	1.800	03/16/18	1,533,650
Intesa Sanpaolo SpA
2,550,000	3.875	01/16/18	2,614,700
JPMorgan Chase & Co.(b)
650,000	1.700	03/01/18	653,126
JPMorgan Chase & Co.
3,400,000	2.200	10/22/19	3,451,662
JPMorgan Chase & Co.(b)
1,825,000	2.250	01/23/20	1,850,411
KBC Bank NV(b),(d)
400,000	8.000	01/25/23	423,000
Lloyds Bank PLC
400,000	1.750	03/16/18	398,713
Lloyds Bank PLC
1,000,000	2.300	11/27/18	1,004,853
Macquarie Bank Ltd.(a)
700,000	1.600	10/27/17	700,747
Mitsubishi UFJ Financial Group, Inc.
425,000	2.950	03/01/21	440,301
Morgan Stanley, Inc.
4,100,000	5.950	12/28/17	4,366,766
Morgan Stanley, Inc.
775,000	2.650	01/27/20	790,531
Morgan Stanley, Inc.
1,025,000	2.500	04/21/21	1,034,495
MUFG Americas Holdings Corp.(b)
625,000	1.625	02/09/18	625,780
Santander Holdings USA, Inc.(b)
1,675,000	3.450	08/27/18	1,708,911
Santander Holdings USA, Inc.(b)
1,275,000	2.650	04/17/20	1,258,404
Santander UK PLC
1,600,000	2.375	03/16/20	1,600,542
Sumitomo Mitsui Banking Corp.
575,000	1.750	01/16/18	577,429
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
1,100,000	1.700	03/05/18	1,105,641
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
700,000	2.150	09/14/18	707,402
UBS Group Funding Jersey Ltd.(a)
3,450,000	3.000	04/15/21	3,518,827
Wells Fargo & Co.
600,000	2.150	01/30/20	609,653
Westpac Banking Corp.
4,650,000	1.950	11/23/18	4,705,406

			79,552,201

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – 0.7%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV(a),(b)
$700,000	7.375%	05/01/21	$ 737,625
Eastman Chemical Co.(b)
1,250,000	2.700	01/15/20	1,282,666
Ecolab, Inc.
1,000,000	1.550	01/12/18	1,003,144

			3,023,435

Construction Machinery – 0.3%
John Deere Capital Corp.
1,200,000	2.300	09/16/19	1,235,468

Consumer Cyclical Services – 0.8%
First Data Corp.(a),(b)
750,000	6.750	11/01/20	783,750
Iron Mountain, Inc.(a),(b)
800,000	6.000	10/01/20	839,000
Visa, Inc.(b)
1,775,000	2.200	12/14/20	1,826,228

			3,448,978

Consumer Products – 0.1%
Kimberly-Clark Corp.
625,000	1.850	03/01/20	638,057

Diversified Manufacturing – 0.2%
Fortive, Corp.(a),(b)
775,000	2.350	06/15/21	785,555
Roper Technologies, Inc.(b)
225,000	3.000	12/15/20	233,467

			1,019,022

Electric – 1.6%
Calpine Corp.(a),(b)
800,000	7.875	01/15/23	842,000
Commonwealth Edison Co.(b)
300,000	2.150	01/15/19	305,522
Dominion Resources, Inc.
900,000	1.900	06/15/18	906,012
Exelon Corp.(b)
350,000	2.850	06/15/20	361,497
Exelon Corp.(b)
750,000	2.450	04/15/21	760,518
Puget Sound Energy, Inc.(b),(d)
1,000,000	6.974	06/01/67	848,750
Sempra Energy(b)
1,100,000	2.400	03/15/20	1,113,947
The Southern Co.
1,150,000	1.850	07/01/19	1,163,266
The Southern Co.(b)
800,000	2.750	06/15/20	825,426

			7,126,938

Energy – 0.6%
Anadarko Petroleum Corp.
181,000	6.375	09/15/17	190,889
Devon Energy Corp.(d)
450,000	1.193	12/15/16	447,206
Noble Holding International Ltd.
100,000	2.500	03/15/17	98,870
Petrobras Global Finance BV
100,000	4.875	03/17/20	93,145
Petrobras Global Finance BV
460,000	8.375	05/23/21	474,283

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Petroleos de Venezuela SA
$180,000	9.000%	11/17/21	$ 78,156
Petroleos de Venezuela SA
550,000	6.000	05/16/24	191,125
Petroleos de Venezuela SA
400,000	6.000	11/15/26	138,740
Petroleos de Venezuela SA
60,000	5.375	04/12/27	20,640
Petroleos de Venezuela SA
20,000	5.500	04/12/37	6,850
Transocean, Inc.
835,000	3.750	10/15/17	839,175

			2,579,079

Food & Beverage – 3.1%
Anheuser-Busch InBev Finance, Inc.
4,025,000	1.900	02/01/19	4,091,785
Anheuser-Busch InBev Finance, Inc.(b)
3,125,000	2.650	02/01/21	3,238,644
Beam Suntory, Inc.
800,000	1.750	06/15/18	800,891
ConAgra Foods, Inc.
141,000	4.950	08/15/20	156,115
Kraft Heinz Foods Co.(a)
1,300,000	2.000	07/02/18	1,317,114
Mead Johnson Nutrition Co.
475,000	3.000	11/15/20	495,496
Molson Coors Brewing Co.
1,150,000	1.450	07/15/19	1,153,558
Pernod-Ricard SA(a)
525,000	2.950	01/15/17	529,349
Sysco Corp.(b)
400,000	2.600	10/01/20	410,921
The J.M. Smucker Co.
800,000	1.750	03/15/18	806,160
The J.M. Smucker Co.
550,000	2.500	03/15/20	565,431

			13,565,464

Gaming – 0.3%
MGM Resorts International
975,000	8.625	02/01/19	1,098,094

Health Care Products – 0.6%
Becton Dickinson & Co.
1,100,000	2.675	12/15/19	1,128,929
Stryker Corp.
1,225,000	2.000	03/08/19	1,242,510
Thermo Fisher Scientific, Inc.
475,000	2.150	12/14/18	479,064

			2,850,503

Health Care Services – 2.0%
Aetna, Inc.
2,500,000	1.900	06/07/19	2,535,422
Cardinal Health, Inc.
905,000	4.625	12/15/20	1,007,212
CHS/Community Health Systems, Inc.(b)
161,000	5.125	08/15/18	163,214
CHS/Community Health Systems, Inc.(b)
1,100,000	8.000	11/15/19	1,076,625
McKesson Corp.
175,000	1.400	03/15/18	175,229

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Health Care Services – (continued)
McKesson Corp.
$650,000	2.284%	03/15/19	$ 661,630
Providence Health & Services Obligated Group(d)
525,000	1.446	10/01/16	524,781
UnitedHealth Group, Inc.
2,325,000	1.700	02/15/19	2,351,588
UnitedHealth Group, Inc.
400,000	2.300	12/15/19	412,304

			8,908,005

Life Insurance – 0.4%
MetLife, Inc.
150,000	1.756	12/15/17	151,007
Reliance Standard Life Global Funding II(a)
1,700,000	2.150	10/15/18	1,715,875

			1,866,882

Media - Cable – 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital(a),(b)
3,400,000	3.579	07/23/20	3,553,206
Comcast Corp.
600,000	5.700	05/15/18	652,266
Time Warner Cable, Inc.
1,470,000	5.850	05/01/17	1,521,707
Time Warner Cable, Inc.
775,000	5.000	02/01/20	842,804

			6,569,983

Media - Non Cable – 0.1%
21st Century Fox America, Inc.
550,000	6.900	03/01/19	624,158

Metals & Mining – 0.4%
Glencore Finance Canada Ltd.(a)
1,700,000	2.700	10/25/17	1,693,625

Noncaptive - Financial – 0.6%
CIT Group, Inc.
400,000	5.250	03/15/18	412,500
CIT Group, Inc.(a)
300,000	5.500	02/15/19	313,500
International Lease Finance Corp.(a)
750,000	7.125	09/01/18	821,250
Navient LLC
1,150,000	8.450	06/15/18	1,242,000

			2,789,250

Pharmaceuticals – 3.1%
AbbVie, Inc.
4,075,000	1.800	05/14/18	4,099,554
Actavis Funding SCS(b)
3,200,000	3.000	03/12/20	3,286,760
EMD Finance LLC(a)
1,625,000	1.700	03/19/18	1,632,399
Forest Laboratories LLC(a),(b)
2,000,000	4.375	02/01/19	2,109,486
Gilead Sciences, Inc.
1,000,000	1.850	09/04/18	1,016,682
Perrigo Co. PLC
750,000	1.300	11/08/16	749,210
Valeant Pharmaceuticals International, Inc.(a),(b)
1,100,000	6.750	08/15/18	1,064,250

			13,958,341

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – 2.7%
Columbia Pipeline Group, Inc.
$475,000	2.450%	06/01/18	$ 475,511
El Paso Natural Gas Co. LLC
325,000	5.950	04/15/17	334,535
Enterprise Products Operating LLC
1,550,000	5.200	09/01/20	1,733,141
Enterprise Products Operating LLC(b),(d)
1,150,000	8.375	08/01/66	1,013,208
Enterprise Products Operating LLC(b),(d)
675,000	7.034	01/15/68	705,375
Kinder Morgan Energy Partners LP
1,150,000	2.650	02/01/19	1,149,596
Kinder Morgan, Inc.
2,250,000	7.000	06/15/17	2,346,251
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(b)
850,000	6.625	10/01/20	864,875
TransCanada PipeLines Ltd.
570,000	1.875	01/12/18	571,571
Western Gas Partners LP(b)
1,470,000	2.600	08/15/18	1,447,950
Williams Partners LP
1,300,000	5.250	03/15/20	1,326,000

			11,968,013

Property/Casualty Insurance – 0.9%
Berkshire Hathaway Finance Corp.
750,000	1.450	03/07/18	756,601
Berkshire Hathaway Finance Corp.
825,000	1.700	03/15/19	838,484
Chubb INA Holdings, Inc.(b)
650,000	2.300	11/03/20	667,698
The Chubb Corp.(b),(d)
2,100,000	6.375	03/29/67	1,827,000

			4,089,783

Real Estate Investment Trust – 2.5%
ARC Properties Operating Partnership LP(b)
3,475,000	3.000	02/06/19	3,479,344
DDR Corp.(b)
1,000,000	4.750	04/15/18	1,042,924
HCP, Inc.(b)
600,000	3.750	02/01/19	625,850
Realty Income Corp.(b)
125,000	2.000	01/31/18	125,937
Select Income REIT(b)
1,275,000	3.600	02/01/20	1,295,356
Senior Housing Properties Trust(b)
750,000	3.250	05/01/19	752,678
Ventas Realty LP/Ventas Capital Corp.(b)
900,000	2.000	02/15/18	904,195
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
1,475,000	1.750	09/15/17	1,479,263
Welltower, Inc.(b)
1,225,000	4.125	04/01/19	1,294,160

			10,999,707

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Restaurants – 0.2%
Brinker International, Inc.
$150,000	2.600%	05/15/18	$ 151,391
McDonald’s Corp.
450,000	2.100	12/07/18	459,119
Yum! Brands, Inc.
135,000	6.250	03/15/18	143,100

			753,610

Retailers – 0.1%
AutoZone, Inc.
250,000	1.625	04/21/19	251,161

Retailers - Food & Drug – 1.5%
CVS Health Corp.
1,650,000	1.900	07/20/18	1,672,616
CVS Health Corp.(b)
2,825,000	2.800	07/20/20	2,932,221
Walgreens Boots Alliance, Inc.(b)
1,550,000	2.700	11/18/19	1,599,232
Walgreens Boots Alliance, Inc.(b)
275,000	2.600	06/01/21	279,702

			6,483,771

Technology – 0.3%
Fiserv, Inc.(b)
625,000	2.700	06/01/20	645,864
Harris Corp.
550,000	1.999	04/27/18	550,556

			1,196,420

Technology - Hardware – 1.1%
Automatic Data Processing, Inc.(b)
1,050,000	2.250	09/15/20	1,090,124
Intel Corp.
1,550,000	2.450	07/29/20	1,608,966
NXP BV/NXP Funding LLC(a)
750,000	3.750	06/01/18	766,875
QUALCOMM, Inc.
1,450,000	2.250	05/20/20	1,493,950
Tech Data Corp.
75,000	3.750	09/21/17	76,904

			5,036,819

Tobacco – 0.7%
BAT International Finance PLC(a)
1,225,000	1.850	06/15/18	1,238,389
Reynolds American, Inc.
1,925,000	2.300	06/12/18	1,955,489

			3,193,878

Transportation – 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)
1,101,000	3.375	03/15/18	1,127,928

Wireless Telecommunications – 1.1%
America Movil SAB de CV
2,760,000	6.000	06/09/19	149,375
American Tower Corp.
525,000	4.500	01/15/18	548,526
American Tower Corp.
2,010,000	3.400	02/15/19	2,091,713

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Wireless Telecommunications – (continued)
Intelsat Jackson Holdings SA(b)
$600,000	7.250%	04/01/19	$ 438,000
Sprint Communications, Inc.
1,400,000	6.000	12/01/16	1,408,750
Sprint Communications, Inc.
175,000	8.375	08/15/17	179,156

			4,815,520

Wirelines Telecommunications – 2.6%
AT&T, Inc.
1,350,000	1.750	01/15/18	1,358,365
AT&T, Inc.
725,000	2.300	03/11/19	740,733
AT&T, Inc.
725,000	5.875	10/01/19	820,163
AT&T, Inc.(b)
2,225,000	2.450	06/30/20	2,269,703
Frontier Communications Corp.
1,325,000	8.250	04/15/17	1,386,281
Telefonica Emisiones SAU
825,000	3.192	04/27/18	847,856
Verizon Communications, Inc.
1,300,000	2.550	06/17/19	1,345,315
Verizon Communications, Inc.
1,950,000	2.625	02/21/20	2,015,816
Windstream Services LLC
800,000	7.875	11/01/17	848,000

			11,632,232

TOTAL CORPORATE OBLIGATIONS (Cost $226,241,868)			$227,582,325

Mortgage-Backed Obligations – 13.6%
Collateralized Mortgage Obligations – 3.9%
Interest Only(e) – 0.3%
FHLMC STRIPS Series 304, Class C45
$524,507	3.000%	12/15/27	$ 44,560
FNMA REMIC Series 2010-135, Class AS(d)
584,861	5.497	12/25/40	95,365
FNMA REMIC Series 2012-146, Class IO
5,230,110	3.500	01/25/43	820,060
GNMA REMIC Series 2015-95, Class GI
951,552	4.500	07/16/45	185,480

			1,145,465

Inverse Floaters – 0.6%
FHLMC REMIC Series 4314, Class SE(d)
599,514	5.608	03/15/44	101,906
FHLMC REMIC Series 4320, Class SD(d)
318,192	5.658	07/15/39	55,882
FHLMC REMIC Series 4326, Class GS(d)
772,018	5.608	04/15/44	130,404
FNMA REMIC Series 2013-121, Class SA(d)
603,117	5.647	12/25/43	110,691
FNMA REMIC Series 2013-96, Class SW(d)
388,341	5.647	09/25/43	70,279
FNMA REMIC Series 2014-19, Class MS(d)
516,102	6.147	11/25/39	70,653
FNMA REMIC Series 2014-87, Class MS(d)
185,324	5.797	01/25/45	34,414
FNMA REMIC Series 2015-20, Class ES(d)
890,365	5.697	04/25/45	202,144

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Inverse Floaters – (continued)
FNMA REMIC Series 2015-79, Class SA(d)
$824,555	5.797%	11/25/45	$ 142,793
FNMA REMIC Series 2015-81, Class SA(d)
2,888,284	5.247	11/25/45	455,850
FNMA REMIC Series 2015-82, Class MS(d)
574,223	5.247	11/25/45	99,939
FNMA REMIC Series 2016-1, Class SJ(d)
1,922,421	5.697	02/25/46	390,158
GNMA REMIC Series 2010-1, Class SD(d)
39,336	5.342	01/20/40	6,511
GNMA REMIC Series 2010-20, Class SE(d)
235,880	5.802	02/20/40	39,039
GNMA REMIC Series 2010-31, Class SA(d)
415,330	5.302	03/20/40	62,880
GNMA REMIC Series 2010-98, Class QS(d)
252,811	6.152	01/20/40	33,853
GNMA REMIC Series 2011-17, Class SA(d)
301,213	5.652	09/20/40	42,850
GNMA REMIC Series 2011-61, Class CS(d)
181,343	6.232	12/20/35	12,142
GNMA REMIC Series 2011-79, Class AS(d)
41,498	5.662	07/20/37	712
GNMA REMIC Series 2013-113, Class SD(d)
219,779	6.258	08/16/43	46,161
GNMA REMIC Series 2013-134, Class DS(d)
151,332	5.652	09/20/43	24,842
GNMA REMIC Series 2013-152, Class TS(d)
504,038	5.652	06/20/43	85,007
GNMA REMIC Series 2014-132, Class SL(d)
1,505,030	5.652	10/20/43	203,629
GNMA REMIC Series 2014-133, Class BS(d)
614,719	5.152	09/20/44	91,500
GNMA REMIC Series 2014-162, Class SA(d)
553,731	5.152	11/20/44	75,845
GNMA REMIC Series 2014-41, Class SA(d)
167,127	5.652	03/20/44	28,212
GNMA REMIC Series 2015-110, Class MS(d)
1,142,080	5.262	08/20/45	163,627
GNMA REMIC Series 2015-126, Class HS(d)
412,070	5.752	09/20/45	64,721

			2,846,644

Sequential Fixed Rate – 0.2%
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
249,324	2.779	09/25/22	260,539
FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A2
111,139	1.655	11/25/16	111,173
FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
100,000	2.220	12/25/18	102,554
FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
100,000	1.883	05/25/19	101,967
FNMA REMIC Series 2012-111, Class B
52,717	7.000	10/25/42	61,032
FNMA REMIC Series 2012-153, Class B
167,482	7.000	07/25/42	197,729

			834,994

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Sequential Floating Rate – 2.8%
Aire Valley Mortgages PLC Series 2007-1X, Class 2A2(d)
$930,200	0.000%	09/20/66	$ 993,876
Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(a),(d)
752,860	2.750	04/20/20	798,391
FHLMC REMIC Series 4572, Class FA(d)
979,118	0.892	04/15/46	977,035
FNMA REMIC Series 2007-33, Class HF(d)
36,869	0.803	04/25/37	36,736
FNMA REMIC Series 2012-90, Class FB(d)
509,452	0.893	08/25/42	509,339
FNMA REMIC Series 2016-23, Class FT(d)
975,751	0.953	11/25/45	974,402
FNMA REMIC Series 2016-25, Class FL(d)
979,990	0.953	05/25/46	979,038
FNMA REMIC Series 2016-33, Class PF(d)
989,775	0.953	06/25/46	985,565
GS Mortgage Securities Trust Series 2007-GG10, Class A4(d)
5,233,504	5.795	08/10/45	5,358,484
Leek Finance Number Eighteen PLC Series 2018X, Class A2C(d)
39,644	0.026	09/21/38	46,901
Leek Finance PLC Series 2018X, Class A2B(d)
158,576	0.883	09/21/38	168,982
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(a),(b)
642,228	3.750	05/28/52	669,120

			12,497,869

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 17,324,972

Federal Agencies – 9.7%
FHLMC – 0.5%
$214,539	7.000%	02/01/39	$ 253,324
1,971,162	3.500	03/01/46	2,079,757

			2,333,081

FNMA – 8.1%
2,614,104	6.000	02/01/24	2,992,691
9,875	6.000	10/01/31	11,425
12,181	6.000	11/01/32	14,089
916,076	6.000	12/01/32	1,044,857
12,883	6.000	11/01/34	14,892
46,040	6.000	06/01/35	52,708
450,656	6.000	10/01/35	515,929
233,776	6.000	10/01/35	270,227
5,664	6.000	11/01/35	6,509
2,386,846	6.000	11/01/35	2,732,555
103,438	6.000	12/01/35	118,420
3,764	6.000	01/01/36	4,301
18,615	6.000	02/01/36	21,269
3,951	6.000	03/01/36	4,515
820,241	6.000	05/01/36	937,162
51,329	6.000	06/01/36	58,645
44,954	6.000	06/01/36	51,362
54,555	6.000	07/01/36	62,332
57,270	6.000	08/01/36	65,434
57,057	6.000	08/01/36	65,191
70,748	6.000	09/01/36	80,833
68,650	6.000	09/01/36	78,436
61,581	6.000	09/01/36	70,359
13,096	6.000	09/01/36	14,963
245,271	6.000	10/01/36	282,742
72,370	6.000	10/01/36	82,686
1,523,519	6.000	10/01/36	1,740,688
13,750	6.000	11/01/36	15,710
59,088	6.000	11/01/36	67,511

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
FNMA – (continued)
$772,964	6.000%	02/01/37	$ 883,028
20,221	6.000	03/01/37	23,100
83,590	6.000	05/01/37	95,506
885,107	6.000	11/01/37	1,011,138
43,643	6.000	11/01/37	50,256
131,545	6.000	12/01/37	150,275
5,769	6.000	12/01/37	6,590
20,149	6.000	03/01/38	23,020
631,770	6.000	04/01/38	721,781
33,239	6.000	05/01/38	37,971
170,183	6.000	05/01/38	194,429
311,189	6.000	05/01/38	355,500
54,121	6.000	05/01/38	61,831
15,738	6.000	07/01/38	17,980
8,238	6.000	09/01/38	9,412
73,267	6.000	09/01/38	83,705
520,668	6.000	11/01/38	594,807
458,547	6.000	11/01/38	524,661
182,105	6.000	11/01/38	208,050
242,548	6.000	12/01/38	277,105
571,932	6.000	01/01/39	658,064
556,777	6.000	01/01/39	636,057
124,454	7.000	03/01/39	146,995
234,700	6.000	09/01/39	268,119
523,858	6.000	09/01/39	598,494
26,501	6.000	06/01/40	30,274
1,100,164	6.000	06/01/40	1,256,909
1,722,206	6.000	10/01/40	1,967,433
407,217	6.000	05/01/41	465,264
5,326,698	6.000	05/01/41	6,085,989
35,745	6.000	05/01/41	40,835
31,624	3.000	01/01/43	33,161
6,000,000	6.000	TBA-30yr(f)	6,862,500

			35,858,680

GNMA – 1.1%
4,507,942	4.000	10/20/43	4,826,278

TOTAL FEDERAL AGENCIES			$ 43,018,039

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $60,215,849)			$ 60,343,011

Asset-Backed Securities – 16.8%
Auto – 1.3%
Ally Auto Receivables Trust Series 2015-SN1, Class A3
$600,000	1.210%	12/20/17	$ 600,376
Ally Master Owner Trust Series 2012-5, Class A
350,000	1.540	09/15/19	351,335
Ally Master Owner Trust Series 2015-2, Class A2
2,050,000	1.830	01/15/21	2,063,120
Ford Credit Auto Owner Trust Series 2016-2, Class A(a)
1,400,000	2.030	12/15/27	1,407,357
GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1(a)
1,350,000	1.960	05/17/21	1,355,216

			5,777,404

Collateralized Loan Obligations – 9.0%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(d),(a)
616,614	1.266	11/01/18	613,221
ACIS CLO Ltd. Series 2013-1A, Class ACOM(d),(a)
600,000	1.847	04/18/24	577,800

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
ACIS CLO Ltd. Series 2013-2A, Class A(d),(a)
$68,570	1.124%	10/14/22	$ 67,738
ACIS CLO Ltd. Series 2013-2A, Class ACOM(d),(a)
608,711	1.322	10/14/22	600,554
B&M CLO Ltd. Series 2014-1A, Class A1(d),(a)
600,000	2.020	04/16/26	590,760
B&M CLO Ltd. Series 2014-1A, Class A2(d),(a)
100,000	2.570	04/16/26	95,853
Black Diamond CLO Ltd. Series 2006-1A, Class AD(d),(a)
311,710	0.888	04/29/19	308,315
Brentwood CLO Corp. Series 2006-1A, Class A1A(d),(a)
270,685	0.886	02/01/22	268,438
Brentwood CLO Corp. Series 2006-1A, Class A1B(d),(a)
493,603	0.886	02/01/22	487,133
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1(d),(a)
3,400,000	2.243	07/17/28	3,399,939
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(d),(a)
59,715	1.368	11/21/22	58,950
Crown Point CLO Ltd. Series 2013-2A, Class A1L(d),(a)
2,793,897	1.594	12/31/23	2,739,676
Crown Point CLO Ltd. Series 2013-2A, Class A2L(d),(a)
368,270	2.554	12/31/23	357,969
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(d),(a)
1,200,000	0.000	12/31/23	1,174,315
Flagship CLO VI Series 2007-1A, Class A1A(d),(a)
144,811	0.865	06/10/21	143,460
Franklin CLO VI Ltd. Series 6A, Class A(d),(a)
762,119	0.850	08/09/19	746,653
Goldentree Loan Opportunities III Ltd. Series 2007-3A, Class A1BJ(d),(a)
2,300,000	0.917	05/01/22	2,257,540
Grayson CLO Ltd. Series 2006-1A, Class A1A(d),(a)
99,410	0.861	11/01/21	97,584
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(d),(a)
1,650,000	2.009	07/25/27	1,589,608
ICG US CLO Ltd. Series 2014-1A, Class ACOM(d),(a)
1,100,000	0.000	04/20/26	1,065,900
KKR Financial CLO Ltd. Series 2013-1A, Class A1(d),(a)
2,750,000	1.772	07/15/25	2,706,091
Magnetite VIII Ltd. Series 2014-8A, Class A(d),(a)
950,000	2.102	04/15/26	947,564
OCP CLO Ltd. Series 2012-2A, Class ACOM(d),(a)
260,192	0.000	11/22/23	256,680
OCP CLO Ltd. Series 2014-5A, Class ACOM(d),(a)
1,500,000	0.000	04/26/26	1,451,100
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(a)
300,000	1.753	04/17/25	291,180
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(a)
1,050,000	1.646	03/20/25	1,017,240
Parallel Ltd. Series 2015-1A, Class A(d),(a)
1,250,000	2.074	07/20/27	1,225,141
Red River CLO Ltd. Series 1A, Class A(d),(a)
763	0.886	07/27/18	762
Shackleton CLO Ltd. Series 2014-5A, Class A(d),(a)
1,300,000	2.120	05/07/26	1,296,255
Shackleton CLO Ltd. Series 2014-5A, Class B1(d),(a)
150,000	2.620	05/07/26	147,028
Sound Point CLO XI Ltd. Series 2016-1A, Class A(d),(a)
4,150,000	2.175	07/20/28	4,125,428
SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2(a)
1,600,000	2.620	01/15/47	1,602,638
Symphony CLO IX LP Series 2012-9A, Class A(d),(a)
1,619,281	1.920	04/16/22	1,616,366
Symphony CLO XI Ltd. Series 2013-11A, Class A(d),(a)
2,200,000	1.920	01/17/25	2,188,415
Westchester CLO Ltd. Series 2007-1X, Class A1A(d)
89,626	0.841	08/01/22	88,629

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Whitehorse VIII Ltd. Series 2014-1A, Class A(d),(a)
$1,250,000	2.116%	05/01/26	$ 1,231,049
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(d),(a)
1,800,000	0.000	07/16/27	1,753,560
Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(a)
800,000	1.714	04/15/26	786,320

			39,972,852

Credit Card – 1.4%
Evergreen Credit Card Trust Series 2016-1, Class A(d),(a)
3,000,000	1.162	04/15/20	3,001,079
Trillium Credit Card Trust II Series 2016-1A, Class A(d),(a)
3,150,000	1.185	05/26/21	3,150,000

			6,151,079

Home Equity – 0.1%
Springleaf Mortgage Loan Trust Series 2013-2A, Class A(d),(a)
257,362	1.780	12/25/65	257,481

Student Loan – 5.0%
Access Group, Inc. Series 2006-1, Class A2(d)
167,397	0.739	08/25/23	166,634
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A(d)
759,797	1.246	02/25/41	730,271
Brazos Higher Education Authority, Inc. Series 2005-1, Class 1A3(d)
197,309	0.750	09/26/22	196,846
Educational Services of America, Inc. Series 2012-1, Class A1(d),(a)
92,764	1.596	09/25/40	93,305
Educational Services of America, Inc. Series 2014-1, Class A(d),(a)
1,201,866	1.146	02/25/39	1,166,245
Educational Services of America, Inc. Series 2015-2, Class A(d),(a)
1,587,661	1.446	12/25/56	1,575,744
EFS Volunteer No 3 LLC Series 2012-1, Class A2(d),(a)
434,556	1.446	02/25/25	435,312
Goal Capital Funding Trust Series 2006-1, Class A3(d)
40,925	0.749	11/25/26	40,864
Higher Education Funding I Series 2005-1, Class A4(d)
385,667	0.769	02/25/30	382,301
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1(d)
3,059,790	1.888	12/01/31	2,975,064
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2(d)
3,068,121	1.438	05/20/30	3,038,360
Nelnet Student Loan Trust Series 2005-4, Class A3(d)
508,648	0.777	06/22/26	505,978
Northstar Education Finance, Inc. Series 2012-1, Class A(d),(a)
185,510	1.146	12/26/31	181,232
Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(d),(a)
91,074	0.996	05/25/27	89,702
SLC Student Loan Trust Series 2005-3, Class A3(d)
1,400,000	0.754	06/15/29	1,332,464
SLC Student Loan Trust Series 2006-1, Class A4(d)
30,116	0.714	12/15/21	30,042
SLM Student Loan Trust Series 2003-12, Class A5(d),(a)
851,053	0.914	09/15/22	848,408
SLM Student Loan Trust Series 2003-14, Class A5(d)
266,396	0.868	01/25/23	265,137
SLM Student Loan Trust Series 2004-1, Class A3(d)
1,084,440	0.829	04/25/23	1,076,067
SLM Student Loan Trust Series 2004-8A, Class A5(d),(a)
1,267,566	1.119	04/25/24	1,256,534

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan – (continued)
SLM Student Loan Trust Series 2005-5, Class A4(b)
$1,400,000	0.778%	10/25/28	$ 1,318,731
SLM Student Loan Trust Series 2006-2, Class A5(d)
2,279,953	0.729	07/25/25	2,266,536
SLM Student Loan Trust Series 2006-8, Class A4(d)
27,121	0.699	10/25/21	27,085
SLM Student Loan Trust Series 2006-9, Class A4(d)
56,615	0.689	10/25/22	56,566
SLM Student Loan Trust Series 2008-4, Class A4(d)
500,000	2.269	07/25/22	502,049
SLM Student Loan Trust Series 2012-3, Class A(d)
1,610,204	1.096	12/26/25	1,555,611
Wachovia Student Loan Trust Series 2005-1, Class A5(d)
207,775	0.749	01/26/26	205,288

			22,318,376

TOTAL ASSET-BACKED SECURITIES (Cost $74,590,101)			$ 74,477,192

Foreign Debt Obligations – 2.7%
Sovereign – 2.7%
Dominican Republic
$367,240	9.040%	01/23/18	$ 383,766
Dominican Republic
1,210,000	7.500	05/06/21	1,340,680
Dominican Republic(a)
520,000	5.500	01/27/25	529,100
Hungary Government Bond
800,000	4.125	02/19/18	826,000
Italy Buoni Poliennali Del Tesoro
1,161,363	2.350	09/15/19	1,400,048
Italy Buoni Poliennali Del Tesoro(a)
401,644	2.350	09/15/24	511,959
Republic of Colombia
1,570,000	11.750	02/25/20	2,072,400
Republic of Indonesia(a)
600,000	6.875	01/17/18	644,322
Republic of Indonesia
320,000	6.875	01/17/18	343,638
Republic of Indonesia(a)
110,000	2.625	06/14/23	123,598
Republic of Indonesia
200,000	5.875	01/15/24	231,000
Republic of Indonesia
210,000	4.125	01/15/25	218,400
Republic of Indonesia(a)
200,000	4.750	01/08/26	218,250
Republic of Turkey
170,000	7.000	09/26/16	172,337
Republic of Venezuela
70,000	7.000	12/01/18	35,000
Republic of Venezuela
430,000	7.750	10/13/19	192,425
Republic of Venezuela
110,000	6.000	12/09/20	44,688
Republic of Venezuela
40,000	12.750	08/23/22	20,400
Republic of Venezuela
70,000	9.000	05/07/23	29,838
Republic of Venezuela
160,000	8.250	10/13/24	66,800
Republic of Venezuela
20,000	7.650	04/21/25	8,150

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
Republic of Venezuela
$50,000	11.750%	10/21/26	$ 23,750
Republic of Venezuela
110,000	9.250	09/15/27	53,075
Republic of Venezuela
300,000	9.250	05/07/28	129,000
Republic of Venezuela
160,000	11.950	08/05/31	75,200
Republic of Venezuela
50,000	9.375	01/13/34	21,625
Spain Government Inflation Linked Bond(a)
1,370,699	0.550	11/30/19	1,569,535
United Mexican States
740,000	2.375	04/09/21	864,329

			12,149,313

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $11,980,201)			$ 12,149,313

Municipal Debt Obligations – 1.6%
Illinois – 0.8%
Illinois State GO Bonds (Taxable) Series 2011(b)
$3,700,000	5.365%	03/01/17	$ 3,790,724

Massachusetts – 0.4%
Massachusetts State Development Finance Agency RB (Refunding-Taxable) (Simmons College) Series 2015 K-2(b)
1,715,000	1.800	10/01/16	1,715,257

Puerto Rico – 0.4%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A(b)
45,000	6.000	07/01/38	31,837
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A(b)
15,000	6.000	07/01/44	10,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A(b)
15,000	5.500	07/01/28	10,613
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A(b)
20,000	5.750	07/01/37	14,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A(b)
35,000	5.250	07/01/42	23,450
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A(b)
15,000	6.000	07/01/47	10,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D(b)
50,000	5.000	07/01/33	33,500
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A(b)
10,000	5.750	07/01/41	6,475
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A(b)
35,000	5.500	07/01/32	22,663
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B(b)
10,000	5.875	07/01/36	6,475
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A(b)
10,000	6.000	07/01/34	6,500

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(b)
$10,000	5.500%	07/01/26	$ 6,475
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(b)
165,000	5.500	07/01/39	106,837
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A(b)
25,000	5.000	07/01/41	16,188
Puerto Rico Commonwealth GO Bonds Series 2014 A(b)
615,000	8.000	07/01/35	409,744
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A(b)
10,000	5.250	07/01/27	6,475
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(b),(g)
10,000	0.000	08/01/35	1,159
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(b),(g)
10,000	0.000	08/01/37	1,044
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(b),(g)
10,000	0.000	08/01/38	978
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C(b)
5,000	5.250	08/01/40	3,481
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(b)
5,000	5.250	08/01/27	2,181
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(b)
120,000	6.750	08/01/32	51,602
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(b)
60,000	5.750	08/01/37	26,625
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(b)
5,000	6.375	08/01/39	2,266
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A(b)
350,000	6.000	08/01/42	156,625
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A(b)
25,000	6.250	08/01/33	7,751
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A(b)
270,000	5.500	08/01/37	118,800
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A(b)
505,000	5.375	08/01/39	220,937
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A(b)
105,000	5.500	08/01/42	46,200
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(b)
20,000	5.375	08/01/38	8,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(b)
5,000	6.000	08/01/39	2,238
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C(b)
450,000	5.250	08/01/41	196,312
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1(b)
230,000	5.000	08/01/43	99,475
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1(b)
20,000	5.250	08/01/43	8,725
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A(b)
120,000	5.500	08/01/28	52,800

			1,730,181

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $7,638,641)			$ 7,236,162

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligations – 7.8%
United States Treasury Bonds
$359,000	3.625%	08/15/43	$ 462,317
United States Treasury Bonds
1,230,000	3.625	02/15/44	1,582,911
United States Treasury Bonds
100,000	3.000	11/15/44	114,769
United States Treasury Bonds
630,000	2.500	05/15/46	655,546
United States Treasury Inflation Protected Securities
2,013,752	2.500	07/15/16	2,019,733
United States Treasury Inflation Protected Securities
3,462,720	2.625	07/15/17	3,605,557
United States Treasury Inflation Protected Securities
7,656,975	0.125	04/15/19	7,820,911
United States Treasury Inflation Protected Securities(i)
3,983,967	0.125	04/15/20	4,074,841
United States Treasury Inflation Protected Securities
3,530,695	0.375	07/15/25	3,637,181
United States Treasury Notes
2,210,000	0.750	02/28/18	2,216,343
United States Treasury Notes
8,500,000	0.625	06/30/18	8,505,611

TOTAL U.S. TREASURY OBLIGATIONS (Cost $34,137,861)			$ 34,695,720

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $414,804,521)			$416,483,723

Short-term Investments – 5.7%
Commercial Paper – 1.0%
Electricite De France SA
$2,300,000	1.557%	01/09/17	$ 2,281,478
Monsanto Co.
2,100,000	0.964	07/15/16	2,099,224

			4,380,702

Repurchase Agreements – 4.7%
Joint Repurchase Agreement Account II(k)
20,900,000	0.429	07/01/16	20,900,000

TOTAL SHORT-TERM INVESTMENTS (Cost $25,280,702)			$ 25,280,702

TOTAL INVESTMENTS – 99.5% (Cost $440,085,223)			$441,764,425

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			2,332,214

NET ASSETS – 100.0%			$444,096,639

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $99,100,380, which represents approximately 22.3% of net assets as of June 30, 2016.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Pay-in-kind securities.

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $6,862,500 which represents approximately 1.6% of net assets as of June 30, 2016.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Guaranteed by a foreign government until maturity.

(i)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(j)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on June 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(k)	Joint repurchase agreement was entered into on June 30, 2016. Additional information appears in the Notes to the Schedule of Investments section.

Currency Abbreviations:
AED	— United Arab Emirates Dirham
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
BP	— British Pound Offered Rate
CDOR	— Canadian Dollar Offered Rate
CLO	— Collateralized Loan Obligation
EURO	— Euro Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
JYOR	— Japanese Yen Offered Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
RB	— Revenue Bond
REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Barclays Bank PLC	CAD	329,136	USD	252,000	$254,800	09/21/16	$2,800
	CNH	1,224,235	USD	178,521	183,234	09/01/16	4,713
	CNY	1,207,083	USD	178,273	180,988	08/05/16	2,715
	CNY	1,490,411	USD	221,392	223,291	08/16/16	1,899
	GBP	388,000	USD	516,090	516,942	09/21/16	852
	USD	611,427	AUD	821,735	611,016	09/21/16	411
	USD	181,701	CNH	1,209,437	181,116	08/18/16	585
	USD	722,328	CNH	4,810,707	720,029	09/01/16	2,299
	USD	509,854	GBP	359,000	478,305	09/21/16	31,550
	USD	516,000	SGD	691,782	513,085	09/21/16	2,915
	USD	101,000	ZAR	1,511,579	100,922	09/21/16	78
	ZAR	6,307,745	USD	413,463	421,141	09/21/16	7,679
BNP Paribas SA	CNH	4,069,578	USD	597,413	609,103	09/01/16	11,690
	IDR	2,591,406,180	USD	189,223	196,335	07/15/16	7,112
	TWD	25,205,692	USD	777,354	783,515	07/07/16	6,162
	TWD	15,433,896	USD	472,664	479,783	07/14/16	7,119
	USD	517,505	GBP	384,000	511,613	09/21/16	5,892
	USD	126,745	NOK	1,058,272	126,436	09/21/16	309
Citibank NA	ARS	1,642,200	USD	102,000	104,216	09/29/16	2,216
	CNH	5,121,293	USD	749,855	766,515	09/01/16	16,660
	GBP	583,834	USD	770,712	777,857	09/21/16	7,145
	IDR	2,772,313,650	USD	201,990	210,041	07/15/16	8,051
	IDR	6,947,304,100	USD	520,592	524,457	08/10/16	3,864
	MYR	808,707	USD	196,876	202,760	07/27/16	5,884
	MYR	670,357	USD	167,276	168,072	07/28/16	797
	NOK	4,379,608	EUR	466,000	523,248	09/21/16	4,528
	NZD	365,000	USD	257,226	259,522	09/21/16	2,296
	RUB	6,510,440	USD	101,000	101,405	07/14/16	405
	USD	161,072	CNH	1,053,298	157,649	09/01/16	3,423
	USD	259,042	EUR	228,000	253,794	09/21/16	5,248
	USD	1,896,208	GBP	1,290,880	1,718,769	07/20/16	177,439
	USD	611,427	GBP	417,591	556,368	09/21/16	55,059
	USD	652,925	TWD	20,949,092	651,605	08/18/16	1,320
	ZAR	1,555,774	USD	101,000	103,872	09/21/16	2,872
Credit Suisse International (London)	CHF	726,939	EUR	662,957	747,992	09/21/16	10,032
	COP	697,578,000	USD	233,421	237,985	07/15/16	4,565
	JPY	59,747,199	USD	573,445	580,242	09/21/16	6,797
	NOK	924,616	USD	110,174	110,467	09/21/16	293
	RUB	32,555,905	USD	504,000	507,518	07/11/16	3,518
	RUB	33,418,379	USD	516,000	518,306	07/29/16	2,306
	USD	140,613	EUR	124,616	138,714	09/21/16	1,899
Deutsche Bank AG	BRL	932,930	USD	256,000	289,989	07/05/16	33,989
	CNH	2,432,349	USD	356,000	364,055	09/01/16	8,055
	CNY	1,471,437	USD	217,803	220,766	07/26/16	2,963
	CNY	1,252,074	USD	185,287	187,774	08/02/16	2,488
	CNY	614,008	USD	90,736	92,077	08/03/16	1,341
	EUR	99,000	HUF	31,068,180	110,200	09/21/16	1,024
	KRW	297,996,050	USD	253,000	258,382	07/18/16	5,382
	MYR	2,110,241	USD	520,713	528,079	09/08/16	7,367
	TWD	16,564,178	USD	510,688	514,895	07/07/16	4,207
	USD	258,000	BRL	843,660	257,534	09/02/16	467
	USD	1,684,739	CNH	11,073,893	1,657,454	09/01/16	27,286
	USD	253,203	EUR	224,000	249,342	09/21/16	3,861
	USD	257,814	GBP	185,000	246,480	09/21/16	11,333
	USD	204,024	SEK	1,655,000	195,861	07/29/16	8,163
	ZAR	1,593,305	USD	101,000	106,378	09/21/16	5,378

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

HSBC Bank PLC	AUD	343,000	USD	254,269	$255,044	09/21/16	$774
	CNH	1,225,185	USD	178,000	183,376	09/01/16	5,376
	CNY	2,312,211	USD	339,787	347,202	07/14/16	7,415
	CNY	1,967,995	USD	291,264	295,494	07/15/16	4,230
	CNY	1,156,184	USD	170,441	173,528	07/21/16	3,087
	CNY	1,746,596	USD	258,430	261,938	08/02/16	3,509
	IDR	3,157,618,080	USD	235,117	238,793	07/29/16	3,676
	MXN	4,716,170	USD	252,000	255,830	09/21/16	3,830
	MYR	2,110,241	USD	508,000	529,081	07/08/16	21,081
	MYR	908,784	USD	223,020	227,851	07/25/16	4,831
	MYR	1,103,732	USD	273,926	276,578	08/10/16	2,652
	SEK	1,080,287	GBP	92,732	128,147	09/21/16	4,597
	USD	481,000	CNH	3,173,107	474,926	09/01/16	6,074
	USD	1,915,202	CNH	12,702,000	1,899,326	09/21/16	15,875
	USD	517,862	GBP	378,000	503,619	09/21/16	14,243
	USD	120,583	SEK	990,873	117,540	09/21/16	3,043
	USD	258,000	TWD	8,240,933	256,203	07/27/16	1,797
	ZAR	1,244,589	USD	77,697	83,096	09/21/16	5,399
JPMorgan Securities, Inc.	AUD	572,973	USD	423,249	426,771	08/04/16	3,522
	CHF	249,015	EUR	225,000	256,227	09/21/16	5,772
	CNH	1,210,060	USD	178,000	181,112	09/01/16	3,112
	CNY	3,550,862	USD	519,563	533,310	07/11/16	13,747
	CNY	2,386,122	USD	349,628	358,351	07/12/16	8,722
	JPY	13,208,741	USD	121,775	128,278	09/21/16	6,503
	MXN	22,387,861	USD	1,197,916	1,214,435	09/21/16	16,518
	MYR	816,270	USD	201,395	204,645	08/01/16	3,250
	NZD	466,326	USD	330,772	331,567	09/21/16	795
	RUB	33,442,741	USD	510,000	521,789	07/08/16	11,789
	SEK	2,289,338	GBP	195,103	271,568	09/21/16	11,627
	USD	494,000	CNH	3,226,829	482,967	09/01/16	11,033
	USD	503,860	GBP	369,512	492,310	09/21/16	11,550
	USD	96,859	MXN	1,776,947	96,391	09/21/16	468
Morgan Stanley & Co.	BRL	4,951,227	USD	1,354,126	1,539,024	07/05/16	184,898
	CNH	682,175	USD	100,036	102,103	09/01/16	2,067
	EUR	451,000	HUF	141,605,940	502,023	09/21/16	4,406
	JPY	26,181,388	USD	252,000	254,264	09/21/16	2,264
	KRW	595,047,925	USD	514,414	516,013	07/08/16	1,599
	KRW	550,540,641	USD	464,933	477,373	07/15/16	12,440
	MXN	41,117,260	USD	2,186,856	2,230,415	09/21/16	43,560
	PLN	669,081	EUR	151,000	169,274	09/21/16	1,190
	RUB	16,662,311	USD	258,000	258,426	07/29/16	426
	RUB	51,755,254	USD	779,364	800,168	08/11/16	20,804
	TRY	1,506,710	USD	510,000	513,837	09/21/16	3,837
	USD	259,092	GBP	188,000	250,477	09/21/16	8,615
Royal Bank of Canada	BRL	3,280,235	USD	963,316	1,001,316	09/02/16	38,000
	CAD	1,006,738	USD	773,000	779,364	09/21/16	6,364
	USD	258,000	CAD	332,947	257,751	09/21/16	249
	USD	516,357	GBP	387,000	515,610	09/21/16	747
State Street Bank and Trust	CAD	337,139	USD	258,000	260,995	09/21/16	2,995
	MXN	1,693,760	USD	89,975	91,878	09/21/16	1,903
	USD	2,483,930	EUR	2,178,829	2,425,327	09/21/16	58,603
	USD	509,976	GBP	358,000	476,973	09/21/16	33,004
	USD	258,000	SGD	345,591	256,320	09/21/16	1,680
Westpac Banking Corp.	AUD	2,717,968	USD	1,961,926	2,020,994	09/21/16	59,068
	CNH	2,432,553	USD	356,000	364,086	09/01/16	8,086
	EUR	1,090,000	GBP	881,975	1,213,315	09/21/16	38,238
	JPY	186,756,744	USD	1,789,269	1,810,821	08/10/16	21,552
	USD	320,000	CNH	2,100,760	314,425	09/01/16	5,575
	USD	8,846,709	EUR	7,800,080	8,660,200	07/13/16	186,510

TOTAL							$1,515,278

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Barclays Bank PLC	CNY	1,210,345	USD	181,701	$181,306	08/18/16	$(395)
	EUR	678,000	USD	775,643	754,705	09/21/16	(20,938)
	USD	258,000	BRL	870,262	265,654	09/02/16	(7,654)
	USD	178,273	CNH	1,206,370	180,751	08/05/16	(2,479)
	USD	221,392	CNH	1,489,525	223,077	08/16/16	(1,685)
	USD	358,000	CNH	2,432,055	364,011	09/01/16	(6,011)
	USD	1,207,189	NZD	1,782,946	1,267,710	09/21/16	(60,521)
BNP Paribas SA	ARS	1,568,170	USD	103,510	102,472	08/01/16	(1,037)
	CHF	500,484	EUR	466,000	514,979	09/21/16	(3,741)
	EUR	387,344	PLN	1,722,054	431,166	09/21/16	(4,505)
	GBP	98,372	USD	142,204	131,064	09/21/16	(11,140)
	HUF	71,445,776	EUR	227,000	251,067	09/21/16	(1,614)
	HUF	177,375,565	USD	634,697	623,313	09/21/16	(11,384)
	JPY	52,537,517	USD	515,000	510,224	09/21/16	(4,776)
	NOK	1,173,210	USD	140,625	140,168	09/21/16	(457)
	SEK	24,865,926	EUR	2,689,813	2,949,665	09/21/16	(44,456)
	SEK	836,697	USD	100,748	99,251	09/21/16	(1,497)
	USD	149,045	AUD	202,016	150,213	09/21/16	(1,168)
	USD	431,735	NZD	612,665	435,617	09/21/16	(3,882)
	USD	254,000	TWD	8,280,400	257,395	07/07/16	(3,395)
	USD	777,114	TWD	25,205,692	784,145	08/25/16	(7,031)
Citibank NA	AED	9,122,962	USD	2,481,763	2,481,436	12/07/16	(328)
	AUD	342,173	NZD	360,162	254,429	09/21/16	(1,653)
	CNH	1,690,668	USD	255,000	252,805	09/21/16	(2,195)
	EUR	224,000	CHF	245,696	249,342	09/21/16	(3,469)
	EUR	667,000	USD	757,015	742,461	09/21/16	(14,555)
	GBP	1,181,239	USD	1,735,153	1,572,785	07/20/16	(162,368)
	GBP	179,392	USD	259,085	239,009	09/21/16	(20,077)
	PLN	1,920,711	EUR	442,000	485,929	09/21/16	(6,077)
	SEK	12,113,197	EUR	1,305,844	1,436,901	09/21/16	(16,678)
	USD	1,270,637	CAD	1,662,947	1,287,367	09/21/16	(16,730)
	USD	513,681	GBP	388,834	518,054	09/21/16	(4,372)
	USD	258,000	IDR	3,490,064,040	263,968	07/28/16	(5,968)
	USD	254,000	JPY	27,233,707	264,483	09/21/16	(10,483)
	USD	255,000	KRW	295,495,020	256,223	07/15/16	(1,223)
	USD	1,338,880	KRW	1,599,426,566	1,386,677	07/25/16	(47,797)
	USD	71,689	MXN	1,370,080	74,594	08/16/16	(2,904)
	USD	194,488	MYR	798,801	200,167	08/10/16	(5,679)
	USD	233,226	RUB	15,065,000	234,850	07/11/16	(1,624)
	USD	1,924,123	SGD	2,652,147	1,967,060	09/21/16	(42,937)
	USD	321,519	TRY	970,667	331,029	09/21/16	(9,510)
	USD	902,855	TWD	29,420,694	914,581	07/14/16	(11,727)
	USD	510,546	TWD	16,531,478	514,252	08/22/16	(3,706)
Credit Suisse International (London)	SEK	998,181	USD	121,190	118,407	09/21/16	(2,783)
	USD	152,914	CLP	104,717,267	158,004	07/14/16	(5,091)
	USD	447,752	COP	1,356,351,377	462,732	07/15/16	(14,981)
Deutsche Bank AG	CNH	3,406,926	USD	516,000	509,437	09/21/16	(6,563)
	EUR	234,000	HUF	74,482,200	260,473	09/21/16	(1,263)
	EUR	233,000	PLN	1,040,900	259,360	09/21/16	(3,982)
	GBP	431,186	USD	630,611	574,479	09/21/16	(56,132)
	HUF	71,854,200	EUR	228,000	252,502	09/21/16	(1,293)
	USD	258,000	BRL	850,110	259,502	09/02/16	(1,502)
	USD	217,803	CNH	1,470,619	220,422	07/26/16	(2,619)
	USD	185,287	CNH	1,251,240	187,497	08/02/16	(2,210)
	USD	90,736	CNH	613,645	91,950	08/03/16	(1,215)
	USD	179,000	CNH	1,225,102	183,364	09/01/16	(4,364)
	USD	1,401,643	HKD	10,875,629	1,403,238	09/21/16	(1,595)
	USD	521,562	MYR	2,110,241	529,081	07/08/16	(7,519)
	USD	426,319	MYR	1,758,552	440,906	07/28/16	(14,586)

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Deutsche Bank AG (continued)	USD	255,476	NZD	364,000	$258,811	09/21/16	$(3,335)
	USD	511,000	SGD	697,085	517,018	09/21/16	(6,018)
	USD	440,666	THB	15,516,957	441,349	07/27/16	(683)
	USD	253,769	THB	8,965,156	254,930	08/11/16	(1,161)
	USD	255,873	THB	9,018,754	256,388	08/25/16	(515)
	USD	257,056	THB	9,059,176	257,508	09/02/16	(452)
	USD	510,767	TWD	16,564,178	515,322	08/26/16	(4,555)
	USD	101,000	ZAR	1,561,561	104,259	09/21/16	(3,259)
HSBC Bank PLC	CNH	1,124,361	USD	170,000	168,286	09/01/16	(1,714)
	CNH	3,408,815	USD	516,000	509,719	09/21/16	(6,281)
	COP	747,039,000	USD	258,000	254,860	07/15/16	(3,141)
	EUR	223,000	CHF	242,572	248,229	09/21/16	(1,369)
	EUR	1,031,677	USD	1,158,821	1,145,441	07/13/16	(13,380)
	EUR	97,410	USD	110,457	108,430	09/21/16	(2,027)
	GBP	92,732	SEK	1,048,943	123,550	09/21/16	(879)
	USD	121,331	AUD	167,976	124,902	09/21/16	(3,571)
	USD	252,000	CAD	326,771	252,969	09/21/16	(969)
	USD	108,752	CLP	73,500,057	110,753	07/28/16	(2,001)
	USD	339,787	CNH	2,311,914	346,679	07/14/16	(6,892)
	USD	291,264	CNH	1,967,398	295,006	07/15/16	(3,743)
	USD	170,441	CNH	1,155,928	173,289	07/21/16	(2,848)
	USD	258,430	CNH	1,745,733	261,596	08/02/16	(3,167)
	USD	533,062	CNH	3,654,405	546,963	09/01/16	(13,901)
	USD	824,299	NZD	1,172,612	833,751	09/21/16	(9,453)
	USD	278,965	SGD	380,313	282,073	09/21/16	(3,108)
	USD	253,000	TRY	759,638	259,061	09/21/16	(6,061)
	USD	644,332	TWD	20,899,302	649,652	07/07/16	(5,320)
	USD	255,000	TWD	8,228,473	255,791	07/13/16	(791)
	USD	102,000	ZAR	1,574,446	105,119	09/21/16	(3,119)
JPMorgan Securities, Inc.	EUR	468,000	PLN	2,097,759	520,946	09/21/16	(9,775)
	GBP	189,000	USD	259,198	251,810	09/21/16	(7,389)
	PLN	4,601,727	USD	1,164,884	1,164,211	09/21/16	(673)
	SEK	1,069,987	EUR	114,903	126,925	09/21/16	(977)
	USD	519,563	CNH	3,552,249	532,733	07/11/16	(13,170)
	USD	349,628	CNH	2,387,087	357,979	07/12/16	(8,351)
	USD	178,000	CNH	1,193,729	178,668	09/01/16	(668)
	USD	253,000	IDR	3,396,246,700	257,211	07/18/16	(4,211)
	USD	250,337	IDR	3,345,000,000	252,963	07/29/16	(2,627)
	USD	252,000	JPY	26,097,498	253,449	09/21/16	(1,449)
	USD	254,000	KRW	297,794,680	258,241	07/08/16	(4,241)
	USD	693,280	KRW	801,049,930	694,562	07/18/16	(1,282)
	USD	120,562	NZD	171,747	122,115	09/21/16	(1,553)
	USD	501,276	RUB	33,270,714	518,219	07/14/16	(16,942)
	USD	390,272	TWD	12,590,168	391,364	07/07/16	(1,092)
	USD	698,429	TWD	22,817,659	709,384	07/28/16	(10,956)
	USD	252,128	TWD	8,167,700	253,951	08/03/16	(1,823)
Morgan Stanley & Co.	EUR	448,000	CHF	486,383	498,684	09/21/16	(1,785)
	EUR	233,000	HUF	74,438,840	259,360	09/21/16	(2,224)
	EUR	232,000	PLN	1,037,504	258,247	09/21/16	(4,236)
	MXN	1,859,057	USD	101,000	100,845	09/21/16	(155)
	SEK	1,731,045	USD	211,566	205,341	09/21/16	(6,224)
	USD	2,468,000	AED	9,122,962	2,481,436	12/07/16	(13,436)
	USD	506,500	BRL	1,752,239	544,660	07/05/16	(38,160)
	USD	258,000	BRL	856,957	261,593	09/02/16	(3,593)
	USD	1,264,616	CAD	1,661,010	1,285,867	09/21/16	(21,251)
	USD	775,284	EUR	701,000	780,307	09/21/16	(5,023)
	USD	255,000	KRW	297,253,245	257,772	07/08/16	(2,772)
	USD	514,160	KRW	595,047,925	515,756	08/16/16	(1,595)
	USD	253,000	MXN	4,791,567	259,920	09/21/16	(6,920)
	USD	105,029	RUB	6,956,202	108,349	07/14/16	(3,319)
	USD	1,033,000	RUB	68,304,749	1,059,980	07/27/16	(26,980)
	USD	255,000	SGD	346,061	256,668	09/21/16	(1,668)
	USD	257,000	TRY	771,707	263,177	09/21/16	(6,177)
	USD	762,731	TWD	24,868,853	773,123	07/22/16	(10,392)
	USD	513,639	TWD	16,538,155	514,299	08/10/16	(660)
	USD	102,000	ZAR	1,559,539	104,124	09/21/16	(2,124)

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Royal Bank of Canada	CAD	326,016	USD	253,000	$252,384	09/21/16	$(616)
	EUR	108,346	USD	121,331	120,604	09/21/16	(727)
	USD	1,232,169	BRL	4,131,919	1,284,353	07/05/16	(52,184)
	USD	258,000	CAD	334,442	258,908	09/21/16	(908)
	USD	110,472	JPY	11,787,503	114,476	09/21/16	(4,004)
	USD	103,000	MXN	1,969,278	106,824	09/21/16	(3,824)
Standard Chartered Bank	CNH	5,059,130	USD	766,500	756,490	09/21/16	(10,010)
State Street Bank and Trust	AUD	353,000	NZD	375,398	262,479	09/21/16	(4,436)
	CAD	553,088	USD	431,315	428,172	09/21/16	(3,143)
	EUR	221,000	CHF	241,412	246,003	09/21/16	(2,401)
	EUR	24,211	SEK	227,343	26,950	09/21/16	(18)
	EUR	194,657	USD	217,971	216,679	09/21/16	(1,292)
	GBP	264,722	USD	367,840	352,696	09/21/16	(17,713)
	JPY	26,296,908	USD	258,000	255,385	09/21/16	(2,615)
	NOK	1,739,148	USD	210,764	207,783	09/21/16	(2,981)
	SEK	20,133,057	EUR	2,173,966	2,388,239	09/21/16	(31,676)
	USD	1,814,098	CAD	2,368,260	1,833,383	09/21/16	(19,285)
	USD	263,884	JPY	28,663,859	278,372	09/21/16	(14,488)
	USD	200,439	NZD	285,522	203,012	09/21/16	(2,573)
	USD	279,624	SGD	380,470	282,189	09/21/16	(2,565)
Westpac Banking Corp.	AUD	1,478,443	NZD	1,555,470	1,099,323	09/21/16	(6,648)
	CNH	3,410,244	USD	516,000	509,933	09/21/16	(6,067)
	EUR	862,316	USD	968,920	957,404	07/13/16	(11,516)
	USD	921,464	AUD	1,260,057	936,938	09/21/16	(15,474)
	USD	180,000	CNH	1,233,074	184,557	09/01/16	(4,557)
	USD	586,664	JPY	61,233,661	593,731	08/10/16	(7,066)
	USD	484,897	KRW	563,613,781	488,709	07/15/16	(3,812)
	USD	246,498	MYR	1,002,507	251,349	07/27/16	(4,851)
	USD	183,480	TWD	5,935,021	184,498	07/14/16	(1,018)
	USD	182,085	TWD	5,961,556	185,324	07/15/16	(3,239)

TOTAL							$(1,320,817)

FORWARD SALES CONTRACTS — At June 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FHLMC (Proceeds Receivable: $(1,047,344))	3.500%	TBA-30yr	07/14/16	$(1,000,000)	$(1,054,219)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Australian 10 year Government Bonds	23	September 2016	$2,336,285	$24,914
Ultra Long U.S. Treasury Bonds	2	September 2016	372,750	11,178
2 Year U.S. Treasury Notes	210	September 2016	46,058,907	277,887
5 Year U.S. Treasury Notes	577	September 2016	70,488,664	796,581
10 Year U.S. Treasury Notes	(18)	September 2016	(2,622,094)	4,478
10 Year U.S. Treasury Notes	(47)	September 2016	(6,250,266)	(160,809)
20 Year U.S. Treasury Bonds	10	September 2016	1,723,438	79,268

TOTAL				$1,033,497

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	MXN	25,450		11/07/16	3.910%	Mexico Interbank TIIE 28 Days	$2	$(3,262)
		10,820		11/08/16	3.920	Mexico Interbank TIIE 28 Days	1	(1,378)
		21,890		11/09/16	3.900	Mexico Interbank TIIE 28 Days	3	(2,903)
	SEK	48,430	(b)	06/15/18	0.050	3 month STIBOR	45,622	8,661
	GBP	9,870	(b)	09/21/18	0.400	6 month BP	69	24,834
		9,860	(b)	09/21/18	0.463	6 month BP	8,903	32,678
	PLN	25,440	(b)	09/21/18	1.614	6 month WIBOR	(2,153)	5,927
	EUR	26,550	(b)	09/21/18	6 month EURO	0.375%	5,120	654
		28,570	(b)	09/21/18	6 month EURO	0.400	23,151	(4,153)
		3,910	(b)	06/22/19	6 month EURO	0.160	(1,062)	(2,190)
	PLN	725	(b)	09/21/20	2.017	6 month WIBOR	2	2,110
	CAD	41,260	(b)	09/21/21	1.500	6 month CDOR	626,863	271,732
	GBP	2,420	(b)	09/21/21	1.750	6 month BP	173,507	11,211
		$29,100	(b)	09/21/21	3 month LIBOR	2.000	(1,112,487)	(289,761)
	SEK	21,780	(b)	09/21/21	3 month STIBOR	0.250	2,788	(28,408)
	EUR	7,460	(b)	09/21/21	6 month EURO	0.500	(226,720)	(3,226)
	GBP	1,140	(b)	12/11/22	6 month BP	1.940	(3,982)	(85,331)
	EUR	6,180	(b)	05/11/25	1.567	6 month EURO	51,620	259,627
		12,150	(b)	05/25/25	0.862	6 month EURO	35,026	89,533
	JPY	796,480	(b)	12/16/25	6 month JYOR	1.000	(339,797)	(29,167)
	EUR	8,210	(b)	06/16/26	1.000	6 month EURO	15,630	24,415
		10,860	(b)	09/21/26	1.000	6 month EURO	512,715	149,594
	AUD	5,490	(b)	09/21/26	2.500	6 month AUDOR	36,360	77,646
		$7,420	(b)	09/21/26	3 month LIBOR	2.250	(483,122)	(115,185)
	SEK	23,220	(b)	09/21/26	3 month STIBOR	1.000	16,370	(70,999)
	EUR	2,400	(b)	12/15/26	1.500	6 month EURO	58,977	6,864
		$7,390	(b)	12/15/26	2.500	3 month LIBOR	128,793	96,424
	GBP	2,000	(b)	12/11/27	2.190	6 month BP	12,422	257,902
		1,020	(b)	12/11/32	6 month BP	2.250	(6,556)	(179,991)
	EUR	1,650	(b)	05/11/35	6 month EURO	1.695	(49,125)	(104,118)
	PLN	470	(b)	12/17/35	2.250	6 month WIBOR	27,645	16,058
		$4,540	(b)	12/17/35	3.000	3 month LIBOR	252,140	67,302
	GBP	1,010	(b)	12/17/35	6 month BP	2.500	(108,915)	(4,525)
	JPY	434,700	(b)	12/17/35	6 month JYOR	2.000	(422,313)	(287,881)
		339,290	(b)	03/30/36	6 month JYOR	0.900	(41,384)	(145,541)
		836,800	(b)	09/21/36	6 month JYOR	0.500	(239,704)	(319,188)
	EUR	1,290	(b)	12/19/45	1.250	6 month EURO	10,828	26,170
		$4,320	(b)	12/19/45	2.750	3 month LIBOR	129,715	61,696
	JPY	372,390	(b)	12/19/45	6 month JYOR	2.000	(309,651)	(297,795)
	GBP	2,520	(b)	06/15/46	6 month BP	1.600	(13,683)	(130,685)
		$1,270	(b)	09/21/46	2.750	3 month LIBOR	208,466	72,028
	GBP	180	(b)	09/21/46	6 month BP	2.250	(45,463)	(19,867)

TOTAL							$(1,023,379)	$(562,488)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America Investment Grade Index 26	$36,675	(1.000)%	06/20/21	$0.783	$(214,995)	$(177,109)
CDX North America High Yield Index 26	4,600	(5.000)	06/20/21	4.263	(61,002)	(90,110)

TOTAL					$(275,997)	$(267,219)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$440,165,298

Gross unrealized gain	4,264,374
Gross unrealized loss	(2,665,247)

Net unrealized security gain	$1,599,127

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iv. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iii. Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2016:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$274,314,227	$—
Asset-Backed Securities	—	81,802,985	—
U.S. Treasury Obligations	78,148,134	—	—
Investment Company	54,126,411	—	—
Short-term Investments	—	37,905,484	—
Total	$132,274,545	$394,022,696	$—

Derivative Type
Liabilities(a)
Futures Contracts	$(2,160,734)	$—	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$194,741,909	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	165,111,386	31,366,354	—
Asset-Backed Securities	—	22,188,987	—
Municipal Debt Obligation	—	2,470,360	—
Government Guarantee Obligations	—	8,120,596	—
Investment Company	25,006,383	—	—
Total	$190,117,769	$258,888,206	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(5,271,094)	$—

Derivative Type
Assets(a)
Futures Contracts	$126,121	$—	$—
Liabilities(a)
Futures Contracts	$(624,392)	$—	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$803,530	$—
Mortgage-Backed Obligations	—	163,965,729	—
Asset-Backed Securities	—	157,517,489	—
Government Guarantee Obligation	—	4,204,418	—
U.S. Treasury Obligations	39,063,277	—	—
Investment Company	8,653,604	—	—
Total	$47,716,881	$326,491,166	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,054,922)	$—

Derivative Type
Assets(a)
Futures Contracts	$13,515	$—	$—
Liabilities(a)
Futures Contracts	$(643,995)	$—	$—

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$197,236,532	$—	$—
Short-term Investments	—	7,400,000	—
Total	$197,236,532	$7,400,000	$—

Derivative Type
Assets(a)
Futures Contracts	$143,544	$—	$—
Interest Rate Swap Contracts	—	243,989	—
Total	$143,544	$243,989	$—
Liabilities(a)
Futures Contracts	$(20,373)	$—	$—
Interest Rate Swap Contracts	—	(43,804)	—
Total	$(20,373)	$(43,804)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

SHORT-TERM CONSERVATIVE INCOME†

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$11,796,959	$—
Municipal Debt Obligations	—	1,050,095	—
Short-term Investments	—	9,135,978	—
Total	$—	$21,983,032	$—

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$695,219,499	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	523,311,645	95,989,860	—
Government Guarantee Obligation	—	20,286,315	—
Investment Company	77,789,060	—	—
Total	$601,100,705	$811,495,674	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(25,308,985)	$—

Derivative Type
Assets(a)
Futures Contracts	$5,781,772	$—	$—
Liabilities(a)
Futures Contracts	$(11,331,085)	$—	$—

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$227,582,325	$—
Mortgage-Backed Obligations	—	59,544,620	798,391
Asset-Backed Securities	—	74,477,192	—
Foreign Debt Obligations	1,912,007	10,237,306	—
Municipal Debt Obligations	—	7,236,162	—
U.S. Treasury Obligations	34,695,720	—	—
Short-term Investments	—	25,280,702	—
Total	$36,607,727	$404,358,307	$798,391
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,054,219)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,515,278	$—
Futures Contracts	1,194,306	—	—
Interest Rate Swap Contracts	—	1,563,066	—
Total	$1,194,306	$3,078,344	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,320,817)	$—
Futures Contracts	(160,809)	—	—
Interest Rate Swap Contracts	—	(2,126,715)	—
Credit Default Swap Contracts	—	(267,219)	—
Total	$(160,809)	$(3,714,751)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

†	Formerly known as Goldman Sachs Limited Maturity Obligations Fund. Effective July 29, 2016, the Fund changed its name to the Goldman Sachs Short-Term Conservative Income Fund.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Inflation Protected Securities	$7,400,000	$7,400,088	$7,548,001
Short-Term Conservative Income	2,600,000	2,600,031	2,652,000
Short Duration Income	20,900,000	20,600,249	21,318,003

REPURCHASE AGREEMENTS — At June 30, 2016, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Inflation Protected Securities	Short-Term Conservative Income	Short Duration Income
BNP Paribas Securities Co.	0.400%	$1,093,628	$384,248	$3,088,759
Citigroup Global Markets, Inc.	0.440	1,479,614	519,864	4,178,910
Merrill Lynch & Co., Inc.	0.440	2,768,165	972,598	7,818,196
Merrill Lynch & Co., Inc.	0.420	2,058,593	723,290	5,814,135
TOTAL		$7,400,000	$2,600,000	$20,900,000

At June 30, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.499%	09/14/16
Federal Home Loan Mortgage Corp.	2.000 to 7.500	09/01/17 to 07/01/46
Federal National Mortgage Association	0.625 to 6.500	08/26/16 to 07/01/46
Government National Mortgage Association	3.500 to 6.000	01/20/37 to 05/20/46
Tennessee Valley Authority	4.250	09/15/65
United States Treasury Floating Rate Note	0.488	10/31/17
United States Treasury Note	0.375 to 4.250	10/31/16 to 08/15/20
United States Treasury Bond	6.250	05/15/30
United States Treasury Stripped Securities	0.000	08/15/29 to 08/15/42

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related dividend payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

State/Territory Specific Risk — A Fund’s investments in municipal obligations of issuers located in a particular state or U.S.territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect a Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 62.2%
Angola – 0.5%
Republic of Angola (B/B1)
	$200,000	9.500%		11/12/25	$ 198,000

Argentina – 2.4%
Republic of Argentina (NR/B3)(a)
	150,000	6.625		07/06/28	150,000
	150,000	7.125		07/06/36	150,000
Republic of Argentina (B-/B3)
ARS	890,000	32.588	(b)	03/28/17	60,132
	2,895,000	33.423	(b)	10/09/17	211,222
	$190,000	6.875	(a)	04/22/21	202,350
	150,000	7.500	(a)	04/22/26	162,150

					935,854

Brazil – 6.9%
Brazil Notas do Tesouro Nacional (BB/Ba2)
BRL	430,000	10.000		01/01/17	131,454
	2,750,000	10.000		01/01/18	825,438
	1,273,000	10.000		01/01/19	378,345
	1,000,000	10.000		01/01/21	290,372
	99,000	10.000		01/01/23	28,082
	1,284,000	10.000		01/01/25	358,701
	1,653,438	6.000		08/15/50	508,878
Federal Republic of Brazil (BB/Ba2)
	$230,000	2.625		01/05/23	209,645

					2,730,915

Chile – 0.3%
Republic of Chile (AA-/Aa3)
CLP	83,500,000	5.500		08/05/20	133,216

Colombia – 6.0%
Republic of Colombia (BBB/Baa2)
COP	212,000,000	7.750		04/14/21	74,114
	$200,000	4.375		07/12/21	215,000
	200,000	2.625	(c)	03/15/23	193,500
EUR	190,000	3.875	(c)	03/22/26	226,139
Republic of Colombia (BBB+/Baa2)
COP	12,300,000	11.250		10/24/18	4,600
	1,727,100,000	5.000		11/21/18	568,986
	752,700,000	7.000		05/04/22	256,295
	192,000,000	4.375	(c)	03/21/23	55,944
	306,300,000	10.000		07/24/24	121,656
	1,864,800,000	7.500		08/26/26	632,476
	69,800,000	6.000		04/28/28	20,857
	18,500,000	7.750		09/18/30	6,374

					2,375,941

Costa Rica – 0.7%
Republic of Costa Rica (BB-/Ba1)
	$70,000	9.995		08/01/20	83,965
	200,000	7.158		03/12/45	200,000

					283,965

Dominican Republic – 2.2%
Dominican Republic (BB-/B1)
	7,099	9.040		01/23/18	7,419
DOP	1,900,000	16.000		07/10/20	49,240

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Dominican Republic – (continued)
Dominican Republic (BB-/B1) – (continued)
DOP	5,800,000	10.375%		03/04/22	$ 126,301
	$150,000	5.875		04/18/24	156,375
DOP	4,200,000	11.375		07/06/29	93,123
	$100,000	7.450		04/30/44	109,500
	140,000	6.850	(a)	01/27/45	143,500
	200,000	6.850		01/27/45	205,000

					890,458

El Salvador – 0.5%
El Salvador Government International Bond (B+/Ba3)
	20,000	7.750		01/24/23	19,875
	81,000	5.875		01/30/25	72,495
	30,000	6.375		01/18/27	26,100
	10,000	8.250		04/10/32	9,550
	80,000	7.650		06/15/35	70,900

					198,920

Guatemala – 1.1%
Republic of Guatemala (BB/Ba1)
	400,000	5.750		06/06/22	444,000

Honduras – 0.6%
Republic of Honduras (B+/B2)
	200,000	7.500		03/15/24	217,363

Hungary – 1.5%
Hungary Government Bond (BB+/Ba1)
EUR	50,000	4.375		07/04/17	57,737
	140,000	5.750		06/11/18	171,538
	50,000	6.000		01/11/19	62,946
	$180,000	6.250		01/29/20	199,620
	70,000	5.375		02/21/23	77,613
	10,000	5.750		11/22/23	11,375
	10,000	7.625		03/29/41	14,510

					595,339

Indonesia – 2.7%
Republic of Indonesia (BB+/Baa3)
	400,000	3.750		04/25/22	413,528
EUR	230,000	2.625	(a)	06/14/23	258,433
	150,000	3.750	(a)	06/14/28	167,919
	$200,000	6.750		01/15/44	254,282

					1,094,162

Kazakhstan – 0.5%
Republic of Kazakhstan (BBB-/Baa3)
	200,000	3.875		10/14/24	201,000

Macedonia(a) – 0.3%
Republic of Macedonia (BB-/NR)
EUR	100,000	4.875		12/01/20	111,873

Malaysia – 1.0%
Malaysia Government Bond (A/A3)
MYR	1,640,000	4.262		09/15/16	407,950

Mexico – 6.6%
Mexican Udibonos (A/A3)
MXN	1,565,536	4.000		06/13/19	90,714
	2,920,421	2.500		12/10/20	161,658
	269,677	4.500		12/04/25	16,821
	286,464	4.000		11/08/46	17,292

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Mexico – (continued)
United Mexican States (A/A3)
MXN	720,500	7.750%		12/14/17	$ 41,260
	9,503,500	8.500		12/13/18	561,063
	1,738,000	5.000		12/11/19	94,322
	564,200	6.500		06/10/21	32,216
	5,946,300	6.500		06/09/22	339,233
	4,141,700	8.000		12/07/23	257,112
	1,974,300	10.000		12/05/24	137,997
	2,308,200	5.750		03/05/26	124,705
	2,469,000	7.500		06/03/27	150,721
	5,775,500	7.750		11/23/34	360,780
	2,411,600	8.500		11/18/38	163,458
United Mexican States (BBB+/A3)
	$60,000	3.625		03/15/22	63,300
	30,000	5.750		10/12/49	33,000

					2,645,652

Panama – 0.1%
Panama Notas del Tesoro (BBB/NR)
	30,000	4.875		02/05/21	32,184

Paraguay(a) – 0.5%
Republic of Paraguay (BB/Ba1)
	200,000	5.000		04/15/26	210,700

Peru – 0.6%
Republic of Peru (A-/A3)
PEN	297,000	5.700	(a)	08/12/24	91,186
	4,000	8.200		08/12/26	1,426
	445,000	6.950		08/12/31	145,934
	53,000	6.900		08/12/37	17,229

					255,775

Poland – 9.1%
Poland Government Bond (A-/NR)
PLN	380,000	2.500		07/25/18	97,960
	1,030,000	2.000		04/25/21	259,885
Poland Government Bond (A-/A2)
	2,550,000	1.750		07/25/21	632,255
	8,210,000	5.750		10/25/21	2,446,102
	20,000	5.750		09/23/22	6,051
	660,000	4.000		10/25/23	183,057

					3,625,310

Russia – 4.3%
Russian Federation Bond (BB+/Ba1)
	$400,000	4.875		09/16/23	435,000
Russian Federation Bond (BBB-/Ba1)
RUB	4,720,000	7.000		01/25/23	68,962
	14,780,000	7.000		08/16/23	215,366
	36,840,000	8.150		02/03/27	576,576
	26,270,000	8.500		09/17/31	420,057

					1,715,961

South Africa – 6.0%
Republic of South Africa (BBB+/Baa2)
ZAR	8,940,000	7.750		02/28/23	582,597
	2,650,000	10.500		12/21/26	200,188
	8,525,000	8.000		01/31/30	525,014
	5,430,000	8.250		03/31/32	335,526
	2,328,000	8.875		02/28/35	150,079

Principal Amount		Interest Rate	Maturity Date	Value
Sovereign Debt Obligations – (continued)
South Africa – (continued)
Republic of South Africa (BBB+/Baa2) – (continued)
ZAR	2,100,000	8.500%	01/31/37	$ 129,572
	620,000	9.000	01/31/40	39,850
	975,000	8.750	01/31/44	60,667
	1,790,000	8.750	02/28/48	111,152
Republic of South Africa (BBB-/Baa2)
	$100,000	5.500	03/09/20	108,000
EUR	130,000	3.750	07/24/26	145,422

				2,388,067

Sri Lanka(a) – 0.5%
Republic of Sri Lanka (B+/B1)
	$200,000	6.000	01/14/19	203,976

Thailand – 3.8%
Thailand Government Bond (A-/Baa1)
THB	4,520,000	3.875	06/13/19	137,064
	10,523,898	1.200	07/14/21	294,440
	6,695,000	3.650	12/17/21	209,146
	2,630,000	3.625	06/16/23	83,255
	17,600,000	3.850	12/12/25	581,070
	7,546,816	1.250	03/12/28	201,265

				1,506,240

Turkey – 2.1%
Republic of Turkey (BBB-/Baa3)
TRY	130,000	8.500	07/10/19	44,877
	250,000	7.400	02/05/20	83,091
	160,000	9.000	07/24/24	55,498
Republic of Turkey (NR/Baa3)
	$100,000	7.500	07/14/17	106,050
	300,000	6.750	04/03/18	322,335
Turkey Government Bond (BBB-/Baa3)
TRY	210,000	10.400	03/27/19	75,849
	410,000	10.700	02/17/21	152,227

				839,927

Venezuela – 1.0%
Republic of Venezuela (CCC/Caa3)
	$80,000	7.000	12/01/18	40,000
	60,000	7.750	10/13/19	26,850
	20,000	6.000	12/09/20	8,125
	32,000	9.000	05/07/23	13,640
	54,000	8.250	10/13/24	22,545
	440,000	7.650	04/21/25	179,300
	10,000	11.750	10/21/26	4,750
	40,000	9.250	09/15/27	19,300
	100,000	9.250	05/07/28	43,000
	40,000	11.950	08/05/31	18,800
	90,000	9.375	01/13/34	38,925

				415,235

Zambia – 0.4%
Republic of Zambia (B/NR)
	200,000	8.970	07/30/27	175,500

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $24,567,830)				$24,833,483

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Debt Obligation – 0.2%
Supranational – 0.2%
Corporacion Andina de Fomento (AA-/Aa3)
	$80,000	1.500%	08/08/17	$ 80,295
(Cost $80,165)

Corporate Obligations – 22.9%
Argentina – 1.2%
Arcor SAIC (NR/B1)(a)(c)
	$180,000	6.000%	07/06/23	$ 180,900
IRSA Propiedades Comerciales SA (B-/NR)(a)(c)
	50,000	8.750	03/23/23	52,875
YPF SA (NR/B3)
	225,000	8.875	12/19/18	242,100

				475,875

Australia – 0.0%
Toyota Finance Australia Ltd. (NR/NR)
MXN	330,000	3.760	07/20/17	17,454

Brazil – 1.4%
Banco do Brasil SA (B-/NR)(b)(c)
	$200,000	6.250	10/29/49	121,000
Banco do Brasil SA (B-/B2)(b)(c)
	200,000	9.000	06/29/49	155,350
Petrobras Global Finance BV (B+/NR)
	220,000	8.375	05/23/21	226,831
Petrobras Global Finance BV (B+/B3)
	20,000	5.750	01/20/20	19,169
	40,000	4.875	03/17/20	37,258

				559,608

Canada – 0.2%
Harvest Operations Corp. (CCC/Caa2)
	70,000	6.875	10/01/17	67,900

Chile – 1.8%
AES Gener SA (BBB-/Baa3)
	110,000	5.250	08/15/21	116,737
Cencosud SA (NR/Baa3)(c)
	200,000	6.625	02/12/45	193,000
GNL Quintero SA (BBB/Baa2)
	200,000	4.634	07/31/29	202,000
Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
	200,000	3.625	04/03/23	190,000

				701,737

Colombia – 1.0%
Banco de Bogota SA (BBB-/Baa2)
	200,000	5.000	01/15/17	202,000
Oleoducto Central SA (BBB/Baa3)
	210,000	4.000	05/07/21	202,545

				404,545

Dominican Republic(c) – 1.1%
Aeropuertos Dominicanos Siglo XXI SA (B+/B1)
	400,000	9.750	11/13/19	426,000

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Guatemala(a)(c) – 0.5%
Digicel Ltd. (NR/B1)
	$240,000	6.000%	04/15/21	$ 205,200

Hong Kong – 0.2%
Noble Group Ltd. (B/Ba3)
	100,000	6.750	01/29/20	81,250

Indonesia(c) – 0.5%
Listrindo Capital BV (BB-/Ba2)
	200,000	6.950	02/21/19	207,250

Israel – 0.6%
Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)(a)
	100,000	2.803	12/30/16	99,750
	100,000	3.839	12/30/18	101,500
Embraer Overseas Ltd. (BBB/Ba1)
	60,000	5.696	09/16/23	61,368

				262,618

Ivory Coast(a) – 0.3%
Agromercantil Senior Trust (BB/NR)
	100,000	6.250	04/10/19	103,750

Jamaica(a)(c) – 0.4%
Digicel Group Ltd. (NR/Caa1)
	200,000	8.250	09/30/20	165,500

Japan – 0.5%
SoftBank Group Corp. (BB+/Ba1)
	210,000	4.500	04/15/20	215,513

Kazakhstan – 0.5%
KazMunayGas National Co. JSC (BB/Baa3)
	190,000	9.125	07/02/18	209,950

Luxembourg(a)(c) – 1.6%
Altice Financing SA (BB-/B1)
EUR	100,000	5.250	02/15/23	111,530
	$210,000	7.500	05/15/26	205,275
Tupy Overseas SA (BB-/NR)
	200,000	6.625	07/17/24	190,000
Wind Acquisition Finance SA (BB/Ba3)
EUR	110,000	4.000	07/15/20	120,404

				627,209

Mexico – 2.9%
Cemex SAB de CV (B+/NR)(a)(c)
	100,000	4.750	01/11/22	110,975
Gruma SAB de CV (BBB/NR)(c)
	$200,000	4.875	12/01/24	215,500
Grupo Televisa SAB (BBB+/Baa1)
	100,000	6.000	05/15/18	107,303
Metalsa SA de CV (BB+/NR)
	150,000	4.900	04/24/23	147,000
Petroleos Mexicanos (BBB+/Baa3)(a)
	20,000	5.500	02/04/19	21,050
	70,000	6.375	02/04/21	76,111
	90,000	6.875	08/04/26	100,107

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Mexico – (continued)
Sigma Alimentos SA de CV (BBB/Baa3)(a)(c)
$360,000	4.125%	05/02/26	$ 362,700

			1,140,746

Netherlands – 1.7%
Embraer Netherlands Finance BV (BBB/Ba1)
20,000	5.050	06/15/25	19,800
Greenko Dutch BV (B+/NR)(c)
200,000	8.000	08/01/19	215,387
Helios Towers Finance Netherlands BV (B/NR)(c)
200,000	8.375	07/15/19	180,500
Myriad International Holding BV (BBB-/Baa3)
100,000	6.375	07/28/17	104,000
Petrobras Global Finance BV (B+/B3)
40,000	5.375	01/27/21	36,432
150,000	4.375	05/20/23	121,170

			677,289

Paraguay – 1.3%
Banco Continental SAECA (BB/Ba1)(c)
150,000	8.875	10/15/17	151,961
Banco Regional SAECA (BB-/Ba1)(a)
150,000	8.125	01/24/19	157,500
Telefonica Celular del Paraguay SA (NR/Ba3)(c)
200,000	6.750	12/13/22	201,000

			510,461

Peru – 1.7%
Abengoa Transmision Sur SA (BBB/NR)(a)
200,000	6.875	04/30/43	207,000
Corp Lindley S.A. (BBB/NR)
290,000	6.750	11/23/21	326,612
150,000	4.625	04/12/23	152,250

			685,862

Philippines – 0.3%
Energy Development Corp. (NR/NR)
100,000	6.500	01/20/21	112,500

Qatar – 0.7%
Ras Laffan Liquefied Natural Gas Co. Ltd. III (A/Aa3)
250,000	6.332	09/30/27	284,688

Russia(b)(c) – 0.5%
SB Capital SA (NR/NR)
200,000	5.500	02/26/24	198,500

Turkey – 0.9%
Anadolu Efes Biracilik Ve Malt Sanayii AS (BBB-/Baa3)
200,000	3.375	11/01/22	180,800
Global Liman Isletmeleri (NR/B1)(c)
200,000	8.125	11/14/21	187,500

			368,300

United Arab Emirates(a) – 0.6%
Ruwais Power Co. PJSC (A-/A3)
200,000	6.000	08/31/36	229,000

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Venezuela – 0.5%
Petroleos de Venezuela SA (CCC/NR)
	$40,000	9.000%	11/17/21	$ 17,368
	260,000	6.000	05/16/24	90,350
	260,000	6.000	11/15/26	90,181
	10,000	5.375	04/12/27	3,440
	10,000	5.500	04/12/37	3,425

				204,764

TOTAL CORPORATE OBLIGATIONS (Cost $8,994,037)				$ 9,143,469

Structured Notes(a) – 5.0%
Indonesia – 5.0%
Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)
IDR	3,000,000,000	8.375%	03/19/24	$ 238,013
	4,100,000,000	9.000	03/19/29	342,507
	2,200,000,000	8.250	06/17/32	172,753
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)
	3,847,000,000	8.375	09/17/26	309,291
	2,498,000,000	9.000	03/19/29	208,679
Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)
	5,570,000,000	8.375	03/19/24	441,911
	1,026,000,000	9.000	03/19/29	85,710
	1,110,000,000	9.000	03/19/29	92,728
	1,050,000,000	8.750	05/19/31	87,098

TOTAL STRUCTURED NOTES (Cost $1,850,919)				$ 1,978,690

Municipal Debt Obligations(c) – 1.1%
Puerto Rico – 1.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CCC-/Caa3)
	$5,000	6.000%	07/01/44	$ 3,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CCC-/Caa3)
	5,000	5.125	07/01/37	3,350
	20,000	5.250	07/01/42	13,400
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CCC-/Caa3)
	5,000	5.000	07/01/33	3,350
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (CC/Caa3)
	20,000	5.500	07/01/32	12,950
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (CC/Caa3)
	70,000	5.625	07/01/32	45,325
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (CC/Caa3)
	15,000	5.500	07/01/26	9,713
	20,000	5.500	07/01/39	12,950
	25,000	5.000	07/01/41	16,187
Puerto Rico Commonwealth GO Bonds Series 2008 A (CC/Caa3)
	15,000	5.375	07/01/33	9,713
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
	30,000	0.000 (d)	08/01/32	12,901
	25,000	6.000	08/01/42	11,188

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Municipal Debt Obligations (c) – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
$15,000	5.500%	08/01/37	$ 6,600
55,000	5.375	08/01/39	24,062
35,000	5.500	08/01/42	15,400
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
5,000	5.000	08/01/35	2,163
10,000	6.000	08/01/39	4,475
350,000	5.250	08/01/41	152,687
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
75,000	5.000	08/01/43	32,437
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (CC/Ca)
45,000	5.500	08/01/28	19,800
35,000	6.125	08/01/29	15,728

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $514,630)			$ 427,879

U.S. Treasury Obligations – 1.7%
United States Treasury Bond
$100,000	2.500%	05/15/46	$ 104,055
United States Treasury Notes
280,000	0.875	11/30/17	281,215
100,000	0.750	01/31/18	100,283
210,000	0.750	02/28/18	210,603

TOTAL U.S. TREASURY OBLIGATIONS (Cost $691,242)			$ 696,156

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $36,698,823)			$37,159,972

Short-term Investment(e) – 2.0%
Repurchase Agreements – 2.0%
Joint Repurchase Agreement Account II
$800,000	0.429%	07/01/16	$ 800,000
(Cost $800,000)

TOTAL INVESTMENTS – 95.1% (Cost $37,498,823)			$37,959,972

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.9%			1,938,073

NET ASSETS – 100.0%			$39,898,045

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $6,631,904, which represents approximately 16.6% of net assets as of June 30, 2016.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Joint repurchase agreement was entered into on June 30, 2016. Additional information appears in the Notes to the Schedule of Investments section.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AED	— United Arab Emirates Dirham
ARS	— Argentine Peso
BRL	— Brazilian Real
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
DOP	— Dominican Peso
EUR	— Euro
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
RON	— New Romanian Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
EURO	— Euro Offered Rate
GO	— General Obligation
HIBOR	— Hong Kong Interbank Offered Rate
JIBAR	— Johannesburg Interbank Agreed Rate
KWCDC	— South Korean Won Certificate of Deposit
LLC	— Limited Liability Company
PLC	— Public Limited Company
RB	— Revenue Bond
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Bank of America Securities LLC	EUR	91,000	HUF	28,613,494	$101,295	09/21/16	$745
	KRW	191,857,645	USD	162,075	166,359	07/15/16	4,285
	MXN	4,107,470	USD	219,322	222,811	09/21/16	3,488
	PLN	274,260	EUR	62,000	69,386	09/21/16	372
	USD	106,000	BRL	346,323	105,718	09/02/16	282
Barclays Bank PLC	CNH	652,584	USD	95,161	97,674	09/01/16	2,512
	CNY	650,524	USD	96,075	97,538	08/05/16	1,463
	CNY	811,610	USD	120,560	121,594	08/16/16	1,034
	USD	98,245	CNH	653,940	97,929	08/18/16	316
	USD	184,454	CNH	1,228,466	183,867	09/01/16	587
BNP Paribas SA	ARS	1,560,413	USD	100,290	102,918	07/14/16	2,628
	ARS	326,105	USD	21,440	21,497	07/15/16	57
	HUF	24,671,075	USD	86,133	86,696	09/21/16	563
	IDR	536,339,326	USD	39,163	40,635	07/15/16	1,472
	MYR	1,279,201	USD	311,241	320,722	07/22/16	9,481
	USD	32,934	ARS	517,396	32,927	09/23/16	8
Citibank NA	AED	4,183,842	USD	1,137,223	1,138,832	08/11/16	1,609
	AED	1,819,227	USD	494,463	495,179	08/15/16	717
	ARS	1,139,102	USD	73,609	75,213	07/12/16	1,604
	ARS	995,001	USD	64,401	65,662	07/13/16	1,261
	CNH	1,294,518	USD	191,000	193,753	09/01/16	2,753
	COP	29,332,231	USD	9,856	10,007	07/15/16	151
	EUR	100,551	USD	111,194	111,927	09/21/16	733
	IDR	2,714,129,671	USD	197,751	205,633	07/15/16	7,882
	IDR	2,800,889,400	USD	209,883	211,441	08/10/16	1,558
	MYR	412,522	USD	100,427	103,428	07/27/16	3,001
	MYR	272,820	USD	68,077	68,402	07/28/16	324
	RUB	10,444,819	USD	155,672	161,779	08/04/16	6,107
	USD	55,369	CNH	362,071	54,192	09/01/16	1,177
	USD	102,473	TWD	3,287,853	102,266	08/18/16	207
	ZAR	646,955	USD	42,000	43,195	09/21/16	1,195
Credit Suisse International (London)	COP	435,766,335	USD	145,814	148,666	07/15/16	2,851
	RUB	13,435,771	USD	208,000	209,452	07/11/16	1,452
	RUB	13,406,210	USD	207,000	207,925	07/29/16	925
	RUB	1,433,218	USD	21,650	22,118	08/18/16	467
Deutsche Bank AG	BRL	368,070	USD	101,000	114,410	07/05/16	13,410
	CNH	646,606	USD	95,000	96,779	09/01/16	1,779
	CNY	778,154	USD	115,184	116,750	07/26/16	1,566
	CNY	674,770	USD	99,855	101,196	08/02/16	1,341
	CNY	332,896	USD	49,194	49,921	08/03/16	727
	COP	2,022,968,608	USD	670,523	691,807	07/05/16	21,283
	KRW	121,603,686	USD	102,000	105,487	07/05/16	3,487
	KRW	121,318,550	USD	103,000	105,191	07/18/16	2,191
	KRW	121,603,686	USD	103,669	105,400	08/16/16	1,731
	MXN	3,076,242	USD	166,797	166,871	09/21/16	74
	THB	6,972,000	USD	197,591	198,305	07/27/16	714
	USD	204,791	CNH	1,360,983	203,701	09/01/16	1,090
	USD	489,280	EUR	433,000	481,987	09/21/16	7,293
HSBC Bank PLC	CNH	653,891	USD	95,000	97,869	09/01/16	2,869
	CNY	1,215,483	USD	178,619	182,517	07/14/16	3,898
	CNY	1,029,199	USD	152,322	154,534	07/15/16	2,212
	CNY	605,952	USD	89,327	90,945	07/21/16	1,618
	CNY	932,446	USD	137,966	139,840	08/02/16	1,873
	IDR	1,394,614,652	USD	103,843	105,467	07/29/16	1,624
	MXN	1,946,356	USD	104,000	105,581	09/21/16	1,581

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

HSBC Bank PLC (continued)	MYR	847,419	USD	204,000	$212,465	07/08/16	$8,465
	MYR	371,448	USD	91,155	93,130	07/25/16	1,975
	MYR	139,664	USD	33,972	35,017	07/27/16	1,045
	MYR	601,568	USD	149,298	150,744	08/10/16	1,445
	PEN	383,000	USD	114,141	115,537	09/14/16	1,396
	USD	164,000	CNH	1,081,891	161,929	09/01/16	2,071
	USD	529,437	CNH	3,511,335	525,049	09/21/16	4,389
	USD	1,231,908	PLN	4,854,301	1,228,110	09/21/16	3,797
	USD	104,000	TWD	3,321,926	103,276	07/27/16	724
JPMorgan Morgan Chase Bank (London)	CNH	645,819	USD	95,000	96,661	09/01/16	1,661
	CNY	1,880,722	USD	275,188	282,469	07/11/16	7,281
	CNY	1,261,961	USD	184,910	189,523	07/12/16	4,613
	MXN	3,777,095	USD	202,103	204,889	09/21/16	2,787
	MYR	325,875	USD	80,402	81,699	08/01/16	1,297
	RUB	13,377,096	USD	204,000	208,715	07/08/16	4,715
	USD	317,000	CNH	2,058,944	308,167	09/01/16	8,833
	USD	38,966	MXN	714,864	38,778	09/21/16	188
Merrill Lynch & Co., Inc.	COP	197,406,392	USD	63,498	67,508	07/05/16	4,010
Morgan Stanley & Co.	BRL	762,200	USD	208,456	236,920	07/05/16	28,463
	CNH	364,082	USD	53,390	54,493	09/01/16	1,103
	KRW	239,653,837	USD	207,179	207,823	07/08/16	644
	MXN	2,869,631	USD	152,624	155,664	09/21/16	3,040
	MYR	1,922,355	USD	472,730	481,975	07/27/16	9,245
	MYR	863,663	USD	210,352	216,421	08/10/16	6,069
	RUB	6,652,008	USD	103,000	103,170	07/29/16	170
	RUB	4,905,162	USD	76,000	76,036	08/01/16	36
	RUB	1,474,704	USD	22,193	22,758	08/18/16	565
	TRY	3,736,000	USD	1,238,111	1,274,097	09/21/16	35,986
	USD	216,000	BRL	697,626	214,953	08/02/16	1,047
	USD	208,000	SGD	278,747	206,743	09/21/16	1,257
	USD	41,000	ZAR	613,237	40,943	09/21/16	57
	ZAR	2,541,795	USD	166,596	169,705	09/21/16	3,109
Royal Bank of Canada	BRL	67,824	USD	19,918	20,704	09/02/16	786
	MXN	1,385,347	USD	72,796	75,148	09/21/16	2,352
Royal Bank of Scotland PLC	EUR	92,000	HUF	28,851,200	102,408	09/21/16	1,022
	MXN	755,844	USD	41,000	41,001	09/21/16	1
	TRY	617,604	USD	209,000	210,623	09/21/16	1,623
Standard Chartered Bank	CNH	1,296,830	USD	190,000	194,100	09/01/16	4,100
	CNY	1,243,543	USD	182,525	186,639	07/21/16	4,114
	CNY	1,234,959	USD	182,531	185,338	07/22/16	2,807
	TWD	6,651,451	USD	205,039	206,759	07/07/16	1,721
	USD	454,000	CNH	2,947,131	441,103	09/01/16	12,897
	ZAR	8,326,727	USD	520,280	555,940	09/21/16	35,660
State Street Bank and Trust	MXN	681,398	USD	36,197	36,963	09/21/16	766
	USD	1,897,765	EUR	1,664,662	1,852,991	09/21/16	44,774
	USD	104,000	SGD	139,308	103,323	09/21/16	677
UBS AG (London)	COP	53,333,143	USD	17,637	18,195	07/15/16	558
	EUR	41,000	HUF	12,860,983	45,638	09/21/16	444
	INR	1,214,460	USD	17,847	17,915	07/22/16	69
	MYR	847,419	USD	208,714	212,063	09/08/16	3,350
	PLN	460,577	USD	116,000	116,523	09/21/16	523
	TWD	6,816,637	USD	208,888	211,904	07/14/16	3,016
	USD	28,255	ZAR	422,790	28,228	09/21/16	27
Westpac Banking Corp.	CNH	652,852	USD	95,000	97,714	09/01/16	2,714
	USD	110,000	CNH	722,136	108,084	09/01/16	1,916
	USD	425,577	EUR	375,228	417,679	09/21/16	7,898

TOTAL							$422,926

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Bank of America Securities LLC	ARS	499,862	USD	35,301	$33,023	07/11/16	$(2,278)
	EUR	94,000	HUF	30,044,656	104,635	09/21/16	(945)
	USD	103,000	SGD	139,963	103,808	09/21/16	(808)
Barclays Bank PLC	CNY	654,431	USD	98,245	98,032	08/18/16	(213)
	USD	96,075	CNH	650,140	97,411	08/05/16	(1,336)
	USD	120,560	CNH	811,128	121,478	08/16/16	(918)
	USD	189,000	CNH	1,283,962	192,173	09/01/16	(3,173)
BNP Paribas SA	ARS	579,822	USD	41,000	38,306	07/11/16	(2,694)
	ARS	1,158,660	USD	82,000	76,504	07/12/16	(5,496)
	ARS	1,439,302	USD	102,102	94,983	07/13/16	(7,120)
	ARS	320,539	USD	21,441	21,072	07/20/16	(369)
	ARS	611,100	USD	42,000	40,020	07/27/16	(1,980)
	ARS	553,421	USD	37,444	35,219	09/23/16	(2,225)
	EUR	63,802	PLN	280,764	71,020	09/21/16	(12)
	HUF	28,955,997	EUR	92,000	101,754	09/21/16	(655)
	HUF	236,961,000	USD	847,909	832,702	09/21/16	(15,208)
	USD	1,136,632	AED	4,183,842	1,138,832	08/11/16	(2,200)
	USD	494,241	AED	1,819,227	495,179	08/15/16	(937)
	USD	115,691	CLP	79,497,041	119,790	07/28/16	(4,099)
	USD	164,000	ZAR	2,456,905	164,037	09/21/16	(37)
Citibank NA	ARS	615,300	USD	42,000	40,295	07/27/16	(1,705)
	ARS	645,977	USD	42,000	41,578	08/29/16	(422)
	CNH	676,267	USD	102,000	101,122	09/21/16	(878)
	PLN	790,881	EUR	182,000	200,088	09/21/16	(2,502)
	USD	105,000	IDR	1,420,374,900	107,429	07/28/16	(2,429)
	USD	102,000	KRW	118,198,008	102,489	07/15/16	(489)
	USD	671,284	KRW	801,916,374	695,249	07/25/16	(23,964)
	USD	98,533	RUB	6,364,655	99,219	07/11/16	(686)
	USD	723,963	SGD	998,093	740,272	09/21/16	(16,309)
	USD	363,456	TWD	11,842,454	368,138	07/14/16	(4,682)
	USD	207,251	TWD	6,710,798	208,756	08/22/16	(1,504)
Credit Suisse International (London)	USD	63,107	CLP	43,216,650	65,208	07/14/16	(2,101)
	USD	126,182	RUB	8,370,308	129,410	08/11/16	(3,228)
Deutsche Bank AG	ARS	604,670	USD	42,000	39,642	07/25/16	(2,358)
	ARS	580,993	USD	38,707	38,027	07/28/16	(680)
	EUR	94,000	PLN	419,934	104,635	09/21/16	(1,606)
	HUF	241,502,933	USD	858,570	848,663	09/21/16	(9,908)
	USD	103,000	BRL	339,385	103,600	09/02/16	(600)
	USD	115,184	CNH	777,720	116,568	07/26/16	(1,384)
	USD	99,855	CNH	674,321	101,046	08/02/16	(1,191)
	USD	49,194	CNH	332,699	49,853	08/03/16	(659)
	USD	94,000	CNH	643,350	96,292	09/01/16	(2,292)
	USD	748,988	COP	2,220,375,000	759,315	07/05/16	(10,327)
	USD	662,617	COP	2,022,968,608	683,492	09/02/16	(20,875)
	USD	103,731	KRW	121,603,686	105,487	07/05/16	(1,757)
	USD	173,502	MYR	715,690	179,438	07/28/16	(5,936)
	USD	45,667	PLN	181,176	45,837	09/21/16	(169)
	USD	205,000	SGD	279,652	207,414	09/21/16	(2,414)
	USD	234,180	THB	8,246,078	234,543	07/27/16	(363)
	USD	103,313	THB	3,649,846	103,786	08/11/16	(473)
	USD	104,170	THB	3,671,667	104,379	08/25/16	(210)
	USD	237,422	THB	8,367,226	237,839	09/02/16	(417)
	USD	145,703	ZAR	2,219,414	148,181	09/21/16	(2,478)
HSBC Bank PLC	CNH	674,617	USD	102,000	100,971	09/01/16	(1,029)
	CNH	1,374,096	USD	208,000	205,468	09/21/16	(2,532)
	USD	44,720	CLP	30,224,322	45,543	07/28/16	(823)
	USD	178,619	CNH	1,215,326	182,242	07/14/16	(3,623)
	USD	152,322	CNH	1,028,887	154,279	07/15/16	(1,957)
	USD	89,327	CNH	605,818	90,820	07/21/16	(1,493)
	USD	137,966	CNH	931,985	139,657	08/02/16	(1,691)
	USD	283,461	CNH	1,943,268	290,853	09/01/16	(7,392)
	USD	39,000	TRY	117,098	39,934	09/21/16	(934)
	USD	102,000	TWD	3,326,557	103,406	07/07/16	(1,406)
	USD	103,000	TWD	3,323,658	103,320	07/13/16	(320)
JPMorgan Morgan Chase Bank (London)	EUR	190,000	PLN	851,654	211,495	09/21/16	(3,969)
	USD	275,188	CNH	1,881,457	282,163	07/11/16	(6,976)

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

JPMorgan Morgan Chase Bank (London) (continued)	USD	184,910	CNH	1,262,472	$189,326	07/12/16	$(4,416)
	USD	97,000	CNH	650,515	97,364	09/01/16	(364)
	USD	103,000	IDR	1,382,661,700	104,714	07/18/16	(1,714)
	USD	102,160	IDR	1,365,066,000	103,232	07/29/16	(1,072)
	USD	102,000	KRW	119,586,840	103,703	07/08/16	(1,703)
	USD	206,511	KRW	238,612,768	206,893	07/18/16	(382)
	USD	204,077	RUB	13,544,994	210,974	07/14/16	(6,897)
	USD	338,559	TWD	11,060,706	343,869	07/28/16	(5,311)
	USD	102,868	TWD	3,332,422	103,612	08/03/16	(744)
Morgan Stanley & Co.	PHP	2,926,000	USD	62,857	61,982	08/15/16	(875)
	USD	206,500	BRL	714,338	222,043	07/05/16	(15,543)
	USD	206,000	BRL	689,528	210,483	09/02/16	(4,483)
	USD	103,000	KRW	120,066,997	104,120	07/08/16	(1,120)
	USD	207,077	KRW	239,653,837	207,719	08/16/16	(643)
	USD	43,247	RUB	2,864,319	44,614	07/14/16	(1,367)
	USD	418,000	RUB	27,639,289	428,918	07/27/16	(10,918)
	USD	204,517	TWD	6,668,288	207,304	07/22/16	(2,786)
	USD	206,065	TWD	6,634,872	206,330	08/10/16	(265)
	USD	355,156	ZAR	5,470,573	365,248	09/21/16	(10,092)
Royal Bank of Canada	EUR	160,439	USD	182,434	178,590	09/21/16	(3,844)
	USD	123,266	BRL	415,933	129,287	07/05/16	(6,021)
	USD	42,000	MXN	803,006	43,559	09/21/16	(1,559)
Royal Bank of Scotland PLC	ARS	1,009,191	USD	71,278	66,562	07/14/16	(4,716)
	COP	300,443,790	USD	103,000	102,499	07/15/16	(501)
	EUR	94,000	PLN	420,634	104,635	09/21/16	(1,783)
	USD	104,000	MXN	1,967,834	106,746	09/21/16	(2,746)
	USD	104,000	TRY	312,103	106,437	09/21/16	(2,437)
Standard Chartered Bank	CNH	4,798,899	USD	727,000	717,578	09/21/16	(9,422)
	USD	182,525	CNH	1,243,543	186,423	07/21/16	(3,898)
	USD	182,531	CNH	1,234,228	185,020	07/22/16	(2,489)
	USD	621,575	HKD	4,821,991	622,162	09/21/16	(587)
	USD	102,000	TWD	3,324,894	103,354	07/07/16	(1,354)
	USD	205,039	TWD	6,651,451	206,931	08/26/16	(1,892)
	USD	82,000	ZAR	1,267,761	84,643	09/21/16	(2,643)
UBS AG (London)	EUR	95,000	HUF	30,236,670	105,748	09/21/16	(506)
	EUR	94,000	PLN	420,412	104,635	09/21/16	(1,727)
	HUF	29,026,469	EUR	92,000	102,002	09/21/16	(407)
	RON	641,731	USD	160,341	157,630	09/21/16	(2,710)
	USD	104,001	KRW	120,500,833	104,486	07/15/16	(485)
	USD	209,033	MYR	847,419	212,466	07/08/16	(3,433)
	USD	117,143	TWD	3,790,735	117,840	07/14/16	(697)
	USD	99,063	TWD	3,242,824	100,808	07/15/16	(1,745)
	USD	113,311	ZAR	1,770,230	118,191	09/21/16	(4,880)
Westpac Banking Corp.	EUR	45,671	USD	51,858	50,837	09/21/16	(1,017)
	USD	94,000	CNH	643,939	96,380	09/01/16	(2,378)
	USD	93,509	KRW	109,084,350	94,587	07/15/16	(1,074)

TOTAL							$(351,490)

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Ultra Long U.S. Treasury Bonds	3	September 2016	$559,125	$36,182
2 Year U.S. Treasury Notes	4	September 2016	877,312	5,744
5 Year U.S. Treasury Notes	10	September 2016	1,221,641	415
10 Year U.S. Treasury Notes	8	September 2016	1,063,875	16,176
20 Year U.S. Treasury Bonds	2	September 2016	344,688	19,214

TOTAL				$77,731

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Bank of America Securities LLC	BRL	1,180		01/02/18	13.962%	1 month Brazilian Interbank Deposit Average	$4,111
	MXN	680		03/03/26	6.930	Mexico Interbank TIIE 28 Days	2,629
Barclays Bank PLC	BRL	440		01/02/17	12.190	1 month Brazilian Interbank Deposit Average	(2,156)
Citibank NA	THB	8,830		11/17/16	1.905	6 month Thai Reuters	504
		8,830		11/28/16	1.800	6 month Thai Reuters	398
	BRL	980		01/02/17	11.455	1 month Brazilian Interbank Deposit Average	(11,065)
	COP	2,442,740		06/13/17	Colombia IBR Overnight Interbank	7.220%	1,511
	BRL	320		01/02/18	14.460	1 month Brazilian Interbank Deposit Average	1,973
	THB	15,090		04/11/19	1.523	6 month Thai Reuters	209
		6,390		02/04/21	1.903	6 month Thai Reuters	2,389
		2,790		02/15/21	1.815	6 month Thai Reuters	663
Credit Suisse International (London)	BRL	170		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(2,610)
		300		01/02/18	11.960	1 month Brazilian Interbank Deposit Average	(2,772)
	COP	95,320		04/15/19	Colombia IBR Overnight Interbank	5.110	1,171
	THB	3,650		02/16/21	1.830	6 month Thai Reuters	937
Deutsche Bank AG	BRL	1,880		01/02/17	12.842	1 month Brazilian Interbank Deposit Average	(8,187)
	COP	1,933,560		06/21/17	Colombia IBR Overnight Interbank	7.255	(227)
	BRL	40		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	(603)
		400		01/02/18	11.945	1 month Brazilian Interbank Deposit Average	(3,740)
	MXN	990		09/25/18	Mexico Interbank TIIE 28 Days	5.180	(161)
	BRL	830		01/04/21	14.08	1 month Brazilian Interbank Deposit Average	15,010
		570		01/02/23	12.270	1 month Brazilian Interbank Deposit Average	1,905
		700		01/02/23	1 month Brazilian Interbank Deposit Average	13.602	(12,171)
		150		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	(334)
	MXN	3,740	(a)	02/15/29	9.625	Mexico Interbank TIIE 28 Days	15,230
JPMorgan Securities, Inc.	THB	9,440	(a)	11/24/16	1.810	6 month Thai Reuters	464

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

JPMorgan Securities, Inc. (continued)	BRL	1,520	01/02/17	1 month Brazilian Interbank Deposit Average	12.290%	$10,932
	THB	9,510	04/19/19	1.554%	6 month Thai Reuters	383
	COP	67,690	04/22/19	Colombia IBR Overnight Interbank	5.190	788
Morgan Stanley & Co. International PLC	THB	4,410	11/28/16	1.820	6 month Thai Reuters	208
	COP	1,605,920	06/15/17	Colombia IBR Overnight Interbank	7.230	(1,810)
	KRW	443,180	02/03/19	1.461	3 month KWCDC	2,422
	ZAR	6,350	07/23/20	7.490	3 month JIBAR	(4,683)
	BRL	150	01/04/21	1 month Brazilian Interbank Deposit Average	11.410	1,566

TOTAL						$14,884

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	ZAR	1,120		06/13/19	7.640%	3 month JIBAR	$1	$(87)
		350		09/05/19	7.280	3 month JIBAR	(1)	(289)
		2,400		09/08/19	7.310	3 month JIBAR	(5)	(1,857)
	PLN	250	(a)	09/21/20	2.018	6 month WIBOR	1	728
	MXN	3,020	(a)	09/15/21	6.000	Mexico Interbank TIIE 28 Days	966	1,790
	HKD	2,700	(a)	09/21/21	3 month HIBOR	1.500%	1,564	(6,958)
	EUR	380		09/21/21	6 month EURO	0.500	(10,020)	(1,693)
	MXN	9,300		09/13/23	5.750	Mexico Interbank TIIE 28 Days	(5,436)	1,419
	EUR	210		09/21/23	6 month EURO	0.750	(8,908)	(1,189)
	ZAR	750		03/14/24	3 month JIBAR	8.550	1	(1,109)
		690		12/18/24	3 month JIBAR	7.890	—	997
	MXN	1,060		01/24/25	Mexico Interbank TIIE 28 Days	5.660	1	1,253
	EUR	400		09/21/26	6 month EURO	1.000	(19,459)	(4,936)

TOTAL							$(41,295)	$(11,931)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500% 10/28/27	$100	(1.000)%	12/20/20	1.128%	$1,345	$(952)
		130	(1.000)	06/20/21	1.198	1,203	(13)
		100	(1.000)	12/20/20	1.098	300	93
		30	(1.000)	06/20/19	0.719	(106)	(151)

GOLDMAN SACHS DYNAMIC EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Barclays Bank PLC	People’s Republic of China, 4.250%, 10/28/17	$10	(1.000)%	03/20/19	0.677%	$(18)	$(72)
		20	(1.000)	03/20/19	0.677	(53)	(127)
		40	(1.000)	06/20/21	1.198	364	2
Citibank NA	People’s Republic of China, 7.500%, 10/28/27	50	(1.000)	03/20/19	0.677	(51)	(400)
		430	(1.000)	03/20/19	0.677	(1,131)	(2,750)
		850	(1.000)	06/20/19	0.719	(3,806)	(3,473)
		1,550	(1.000)	12/20/20	1.098	10,701	(4,607)
		690	(1.000)	06/20/21	1.198	7,040	(722)
Deutsche Bank AG		180	(1.000)	12/20/20	1.098	1,479	(771)
JPMorgan Securities, Inc.	People’s Republic of China, 4.250%, 10/28/17	20	(1.000)	03/20/19	0.677	(41)	(139)
		10	(1.000)	03/20/19	0.677	(18)	(72)
		170	(1.000)	06/20/19	0.719	(585)	(871)
		250	(1.000)	12/20/20	1.098	2,962	(1,980)
		10	(1.000)	06/20/21	1.198	96	(4)
	People’s Republic of China 7.500% 10/28/27	340	(1.000)	12/20/20	1.098	921	416
Protection Sold:
Barclays Bank PLC	Republic of Colombia, 10.375%, 01/28/33	300	1.000	12/20/19	1.481	(8,649)	3,862
		60	1.000	06/20/20	1.87	(5,328)	3,343
		90	1.000	12/20/20	2.576	(8,737)	2,769
Citibank NA	Republic of Chile, 3.875%, 08/05/20	20	1.000	12/20/20	0.844	(260)	402
		50	1.000	12/20/20	2.576	(4,878)	1,562
Deutsche Bank AG	Republic of Brazil, 4.250%, 1/07/25	90	1.000	12/20/20	2.843	(12,647)	5,712
Morgan Stanley & Co. International PLC	Republic of South Africa, 5.500%, 03/09/20	130	1.000	12/20/20	2.576	(12,619)	4,000

TOTAL						$(32,516)	$5,057

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

NON-DELIVERABLE BOND FORWARD CONTRACTS#

Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Unrealized Gain (Loss)*

Deutsche Bank AG	COP 159,900	Titulos de Tesoreria, 7.750%, 09/18/30	07/13/16	$ 1,371

#	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

*	There are no upfront payments on the bond forward contracts, therefore the unrealized gain (loss) of the bond forward contracts is equal to their market value.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$37,610,744

Gross unrealized gain	1,666,860
Gross unrealized loss	(1,317,632)

Net unrealized security gain	$349,228

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – 58.0%
Angola – 1.0%
Republic of Angola (NR/B1)
	$12,440,000	9.500%		11/12/25	$ 12,315,600

Argentina – 3.8%
Republic of Argentina (NR/NR)
EUR	6,013,573	7.820		12/31/33	6,807,033
	$5,005,275	8.280		12/31/33	5,510,430
EUR	45,425,341	0.000	(a)	12/15/35	5,242,719
	$2,630,000	2.500	(b)	12/31/38	1,775,250
Republic of Argentina (NR/B3)(c)
	1,720,000	6.625		07/06/28	1,720,000
	6,960,000	7.125		07/06/36	6,960,000
Republic of Argentina (B-/B3)(c)
	6,450,000	6.875		04/22/21	6,869,250
	10,690,000	7.500		04/22/26	11,555,890

					46,440,572

Armenia – 0.2%
Republic of Armenia (NR/B1)
	1,270,000	6.000		09/30/20	1,285,875
	1,120,000	7.150		03/26/25	1,134,000

					2,419,875

Belize(b)(c) – 0.1%
Government of Belize (B-/Caa2)
	2,446,500	5.000		02/20/38	1,376,156

Brazil – 1.7%
Brazil Letras do Tesouro Nacional (BB/Ba2)(d)
BRL	3,362,000	0.000		01/01/17	979,742
Brazil Notas do Tesouro Nacional (BB/Ba2)
	2,951,000	10.000		01/01/17	902,142
	2,702,000	10.000		01/01/25	754,837
	7,135,889	6.000		08/15/40	2,207,243
Federal Republic of Brazil (BB/NR)
	$5,980,000	6.000		04/07/26	6,482,320
Federal Republic of Brazil (BB/Ba2)
	2,300,000	2.625		01/05/23	2,096,450
	1,570,000	4.250		01/07/25	1,542,525
	2,300,000	5.000		01/27/45	2,052,750
BRL	12,612,539	6.000		08/15/50	3,881,753

					20,899,762

Bulgaria – 0.8%
Republic of Bulgaria (BB+/Baa2)
EUR	610,000	4.250		07/09/17	704,871
	5,000,000	1.875		03/21/23	5,507,134
	3,380,000	3.125		03/26/35	3,530,586

					9,742,591

Cameroon – 0.1%
Republic of Cameroon (B/NR)
	$1,170,000	9.500		11/19/25	1,175,850

Chile – 0.1%
Republic of Chile (AA-/Aa3)
	840,000	3.125		01/21/26	874,650

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Colombia – 3.1%
Republic of Colombia (BBB/Baa2)
	$2,090,000	7.375%		03/18/19	$ 2,390,438
	5,430,000	2.625	(e)	03/15/23	5,253,525
	4,330,000	4.500	(e)(f)	01/28/26	4,661,245
EUR	5,120,000	3.875	(e)	03/22/26	6,093,858
	$1,730,000	6.125		01/18/41	2,006,800
	6,770,000	5.625	(e)	02/26/44	7,514,700
	10,360,000	5.000	(e)	06/15/45	10,722,600

					38,643,166

Costa Rica – 1.5%
Republic of Costa Rica (BB-/Ba1)
	390,000	9.995		08/01/20	467,805
	3,500,000	5.625	(c)	04/30/43	2,975,000
	2,320,000	5.625		04/30/43	1,972,000
	12,430,000	7.158	(c)	03/12/45	12,430,000

					17,844,805

Croatia – 1.2%
Republic of Croatia (BB/Ba2)
	10,087,000	6.250		04/27/17	10,364,393
EUR	1,240,000	5.875		07/09/18	1,499,938
	1,157,000	3.875		05/30/22	1,317,685
	1,260,000	3.000		03/11/25	1,330,118

					14,512,134

Czech Republic(a) – 0.2%
Czech Republic Government Bond (AA/NR)
CZK	45,090,000	0.360		10/27/16	1,851,068

Dominican Republic – 4.5%
Dominican Republic (NR/NR)
DOP	20,700,000	16.000		07/10/20	536,457
	13,900,000	11.500		05/10/24	317,511
	8,900,000	18.500	(c)	02/04/28	276,928
	134,200,000	11.375		07/06/29	2,975,504
Dominican Republic (BB-/B1)
	$1,355,291	9.040		01/23/18	1,416,279
	1,532,000	7.500		05/06/21	1,697,456
	2,070,000	5.875		04/18/24	2,157,975
	1,860,000	6.875	(c)	01/29/26	2,046,000
	4,140,000	6.875		01/29/26	4,554,000
	1,500,000	8.625		04/20/27	1,755,000
	4,086,000	7.450		04/30/44	4,474,170
	10,290,000	7.450	(c)	04/30/44	11,267,550
	4,199,000	6.850		01/27/45	4,303,975
	17,730,000	6.850	(c)	01/27/45	18,173,250

					55,952,055

Ecuador – 0.5%
Ecuador Government International Bond (B/NR)
	820,000	10.500	(c)	03/24/20	811,800
	1,260,000	10.500		03/24/20	1,247,400
	4,444,000	7.950		06/20/24	3,888,500

					5,947,700

El Salvador – 1.6%
El Salvador Government International Bond (B+/Ba3)
	1,550,000	7.375		12/01/19	1,553,875

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
El Salvador – (continued)
El Salvador Government International Bond (B+/Ba3) – (continued)
	$1,580,000	7.750	%(g)	01/24/23	$ 1,570,125
	4,749,000	5.875		01/30/25	4,250,355
	3,500,000	6.375		01/18/27	3,045,000
	3,870,000	8.250		04/10/32	3,695,850
	5,420,000	7.650		06/15/35	4,803,475
	750,000	7.625		02/01/41	665,625

					19,584,305

Gabon – 0.7%
Republic of Gabon (NR/NR)
	7,530,000	6.375		12/12/24	6,475,800
Republic of Gabon (NR/B1)
	1,660,000	6.950		06/16/25	1,444,200
	200,000	6.950	(c)	06/16/25	174,000

					8,094,000

Ghana – 0.7%
Republic of Ghana (NR/B1)(c)
	4,990,000	10.750		10/14/30	5,289,400
Republic of Ghana (B-/B3)
	1,340,000	8.500		10/04/17	1,353,400
	393,000	7.875		08/07/23	343,875
	2,076,000	8.125		01/18/26	1,792,626

					8,779,301

Guatemala – 1.8%
Republic of Guatemala (BB/Ba1)
	3,300,000	5.750	(c)	06/06/22	3,663,000
	5,740,000	5.750		06/06/22	6,371,400
	6,440,000	4.500	(c)	05/03/26	6,528,550
	1,060,000	4.500		05/03/26	1,074,575
	4,040,000	4.875		02/13/28	4,161,200

					21,798,725

Honduras – 1.2%
Republic of Honduras (B+/B2)
	9,010,000	8.750	(c)	12/16/20	10,203,825
	1,928,000	8.750		12/16/20	2,183,460
	1,310,000	7.500	(c)	03/15/24	1,423,728
	664,000	7.500		03/15/24	721,645

					14,532,658

Hungary – 3.9%
Hungary Government Bond (BB+/Ba1)
EUR	5,780,000	4.375		07/04/17	6,674,392
	$680,000	4.125		02/19/18	702,100
EUR	7,340,000	5.750		06/11/18	8,993,517
	$15,720,000	6.250		01/29/20	17,433,480
	200,000	5.375		02/21/23	221,750
	3,350,000	5.750		11/22/23	3,810,625
	6,470,000	5.375		03/25/24	7,230,225
	1,760,000	7.625		03/29/41	2,553,760

					47,619,849

Indonesia – 7.5%
Perusahaan Penerbit SBSN (BB+/Baa3)
	360,000	3.300		11/21/22	359,939
	250,000	4.325	(c)	05/28/25	258,438
	1,130,000	4.550	(c)	03/29/26	1,184,138

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Indonesia – (continued)
Republic of Indonesia (BB+/Baa3)
	$2,970,000	6.875%		01/17/18	$ 3,189,394
	10,094,000	11.625		03/04/19	12,470,329
	8,785,000	5.875		03/13/20	9,775,421
EUR	3,760,000	2.625	(c)(f)	06/14/23	4,224,818
	$610,000	5.375		10/17/23	685,390
	8,082,000	5.875		01/15/24	9,334,710
	3,690,000	4.125		01/15/25	3,837,600
EUR	7,860,000	3.375		07/30/25	8,929,796
	$15,380,000	4.750	(c)	01/08/26	16,782,885
EUR	2,430,000	3.750	(c)	06/14/28	2,720,288
	$330,000	6.625		02/17/37	408,042
	5,574,000	7.750		01/17/38	7,568,321
	6,079,000	5.250		01/17/42	6,469,272
	1,560,000	6.750		01/15/44	1,983,400
	1,980,000	5.950		01/08/46	2,334,578

					92,516,759

Ivory Coast – 0.4%
Republic of Ivory Coast (NR/NR)(b)(e)
	4,680,000	5.750		12/31/32	4,375,800
Republic of Ivory Coast (NR/Ba3)
	870,000	6.375		03/03/28	846,945

					5,222,745

Kazakhstan – 0.9%
Republic of Kazakhstan (BBB-/Baa3)
	920,000	5.125	(c)	07/21/25	1,008,550
	810,000	4.875	(c)	10/14/44	787,725
	1,190,000	4.875		10/14/44	1,157,275
	6,450,000	6.500	(c)	07/21/45	7,506,187
	770,000	6.500		07/21/45	896,088

					11,355,825

Kenya – 0.4%
Republic of Kenya (B+/NR)
	720,000	6.875	(c)	06/24/24	667,800
	5,177,000	6.875		06/24/24	4,801,667

					5,469,467

Latvia – 0.2%
Republic of Latvia (A-/A3)
	2,723,000	5.250		02/22/17	2,792,831

Macedonia – 0.5%
Republic of Macedonia (BB-/NR)
EUR	4,530,000	4.875	(c)	12/01/20	5,067,862
	1,376,000	3.975		07/24/21	1,483,114

					6,550,976

Mexico – 3.3%
United Mexican States (NR/A3)
MXN	47,442,000	4.750		06/14/18	2,589,994
United Mexican States (A/A3)
	10,282,100	10.000		12/05/24	718,684
	4,382,200	7.500		06/03/27	267,513
	10,713,200	8.500		05/31/29	704,472
	58,940,100	7.750		11/23/34	3,681,832

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Mexico – (continued)
United Mexican States (BBB+/A3)
	$8,090,000	5.950%		03/19/19	$ 9,044,620
	2,000,000	5.125		01/15/20	2,224,000
	5,130,000	4.125		01/21/26	5,560,920
	9,108,000	4.750		03/08/44	9,777,438
	873,000	5.550		01/21/45	1,045,418
	1,278,000	4.600		01/23/46	1,345,095
	2,632,000	5.750		10/12/10	2,895,200
EUR	1,320,000	4.000		03/15/15	1,356,836

					41,212,022

Mongolia – 0.2%
Republic of Mongolia (B/B2)
	$1,010,000	10.875	(c)	04/06/21	1,068,075
	1,830,000	5.125		12/05/22	1,507,463

					2,575,538

Montenegro(c) – 0.1%
Republic of Montenegro (B+/B1)
EUR	1,360,000	3.875		03/18/20	1,452,663

Namibia(c) – 0.2%
Republic of Namibia (NR/Baa3)
	$1,930,000	5.250		10/29/25	1,958,950

Nigeria – 0.1%
Republic of Nigeria (B+/NR)
	1,660,000	6.375		07/12/23	1,597,750

Pakistan – 1.0%
Islamic Republic of Pakistan (NR/B3)
	3,720,000	8.250		09/30/25	3,936,206
Islamic Republic of Pakistan (B-/B3)
	1,070,000	6.875	(c)	06/01/17	1,099,425
	1,830,000	6.875		06/01/17	1,880,325
	2,650,000	6.750	(c)	12/03/19	2,770,363
	560,000	8.250	(c)	04/15/24	590,657
	1,390,000	8.250		04/15/24	1,466,096
	380,000	7.875		03/31/36	340,100

					12,083,172

Panama – 0.1%
Panama Notas del Tesoro (BBB/NR)
	920,000	4.875		02/05/21	986,976

Paraguay – 1.3%
Republic of Paraguay (BB/Ba1)
	2,313,000	4.625		01/25/23	2,402,051
	3,930,000	5.000	(c)	04/15/26	4,140,255
	2,745,000	5.000		04/15/26	2,891,857
	6,500,000	6.100		08/11/44	6,857,500

					16,291,663

Philippines – 0.3%
Republic of Philippines (BBB/Baa2)
	1,260,000	9.875		01/15/19	1,515,150
	1,409,000	8.375		06/17/19	1,680,261

					3,195,411

Russia – 1.1%
Russian Federation (BB+/Ba1)
EUR	4,600,000	3.625		09/16/20	5,532,380

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Russia – (continued)
Russian Federation Bond (NR/NR)
RUB	500,890,000	8.500%		09/17/31	$ 8,009,227

					13,541,607

South Africa – 2.3%
Republic of South Africa (NR/Baa2)
	$2,780,000	4.875		04/14/26	2,873,825
Republic of South Africa (BBB-/Baa2)
	4,090,000	6.875		05/27/19	4,550,125
	520,000	5.500		03/09/20	561,600
	630,000	5.875		05/30/22	700,088
	1,570,000	4.665		01/17/24	1,622,987
	15,805,000	5.875	(f)	09/16/25	17,504,037

					27,812,662

Sri Lanka – 1.7%
Republic of Sri Lanka (B+/B1)
	1,180,000	6.000	(c)	01/14/19	1,203,458
	360,000	6.000		01/14/19	367,157
	1,222,000	6.250	(c)	10/04/20	1,247,442
	1,260,000	6.250		10/04/20	1,286,233
	7,814,000	6.250		07/27/21	7,846,272
	7,600,000	6.850	(c)	11/03/25	7,390,316
	1,690,000	6.850		11/03/25	1,643,373

					20,984,251

Turkey – 1.6%
Republic of Turkey (NR/Baa3)
	1,600,000	5.750		03/22/24	1,780,000
	2,372,000	4.250		04/14/26	2,410,545
	1,710,000	4.875		10/09/26	1,804,050
	2,330,000	4.875		04/16/43	2,283,400
	5,364,000	7.500		07/14/17	5,688,522
	410,000	5.125		03/25/22	438,126
	490,000	6.250		09/26/22	554,312
	3,419,000	7.375		02/05/25	4,222,465
	610,000	8.000		02/14/34	821,975

					20,003,395

Ukraine(c) – 0.4%
Ukraine Government Bond (B-/NR)(a)(d)
	3,074,000	0.000		05/31/40	1,002,124
Ukraine Government Bond (B-/Caa3)
	251,000	7.750		09/01/19	247,235
	1,769,000	7.750		09/01/20	1,729,198
	1,502,000	7.750		09/01/21	1,459,944

					4,438,501

Venezuela – 2.9%
Republic of Venezuela (CCC/Caa3)
	3,520,000	7.000		12/01/18	1,760,000
	14,700,000	7.750		10/13/19	6,578,250
	14,400,000	9.000		05/07/23	6,138,000
	22,291,600	8.250		10/13/24	9,306,743
	11,680,000	7.650		04/21/25	4,759,600
	560,000	9.250		09/15/27	270,200
	11,038,000	9.250		05/07/28	4,746,340
	1,740,000	11.950		08/05/31	817,800
	4,260,000	9.375		01/13/34	1,842,450

					36,219,383

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Sovereign Debt Obligations – (continued)
Vietnam(c) – 0.8%
Socialist Republic of Vietnam (BB-/B1)
$8,840,000	6.750%	01/29/20	$ 9,800,554

Zambia – 1.5%
Republic of Zambia (B/NR)
5,171,000	5.375	09/20/22	4,059,235
3,250,000	8.500	04/14/24	2,860,000
9,020,000	8.970	07/30/27	7,915,050
4,660,000	8.970 (c)	07/30/27	4,089,150

			18,923,435

United Arab Emirates – 0.5%
Abu Dhabi Government International Bond (AA/NR)
5,890,000	2.125	05/03/21	5,956,262

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $694,960,418)			$ 713,347,620

Foreign Debt Obligation – 0.4%
Supranational – 0.4%
Corporacion Andina de Fomento (AA-/Aa3)
$4,640,000	1.500%	08/08/17	$ 4,657,129
(Cost $4,649,550)

Corporate Obligations – 23.5%
Argentina – 0.3%
Cablevision SA (NR/B3)(c)(e)
$1,050,000	6.500%	06/15/21	$ 1,068,375
YPF SA (NR/B3)
2,310,000	8.875	12/19/18	2,485,560

			3,553,935

Azerbaijan – 0.4%
State Oil Company of the Azerbaijan Republic (BB/Ba1)
3,960,000	4.750	03/13/23	3,801,600
State Oil Company of the Azerbaijan Republic (BB/NR)
1,040,000	6.950	03/18/30	1,086,800

			4,888,400

Bermuda(c)(e) – 0.5%
Digicel Ltd. (NR/B1)
1,950,000	6.000	04/15/21	1,667,250
4,500,000	6.750	03/01/23	3,825,000

			5,492,250

Brazil – 2.4%
Banco do Brasil SA (B-/B2)(a)(e)
6,670,000	9.000	06/29/49	5,180,922
Banco do Brasil SA (B-/NR)(a)(e)
3,410,000	6.250	10/29/49	2,063,050
Brazil Minas SPE via State of Minas Gerais (BB/NR)
12,630,000	5.333 (c)	02/15/28	11,209,125
1,409,000	5.333	02/15/28	1,250,488

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Brazil – (continued)
Independencia International Ltd. (NR/NR)(c)(h)
$1,277,436	12.000%		12/30/16	$ —
Petrobras Global Finance BV (B+/B3)
1,150,000	5.750		01/20/20	1,102,218
1,340,000	4.875		03/17/20	1,248,143
150,000	5.375		01/27/21	136,620
5,970,000	8.375		05/23/21	6,155,368
Raizen Energy Finance Ltd. (BBB-/Ba1)
450,000	7.000		02/01/17	459,563

				28,805,497

British Virgin Islands(c) – 0.0%
Arcos Dorados Holdings, Inc. (NR/B1)
265,000	6.625		09/27/23	260,822

Chile – 2.2%
AES Gener SA (BBB-/Baa3)
1,320,000	5.250	(c)	08/15/21	1,400,846
699,000	5.250		08/15/21	741,812
Banco del Estado de Chile
2,420,000	4.125	(c)	10/07/20	2,577,300
970,000	3.875	(c)	02/08/22	1,030,625
1,510,000	3.875		02/08/22	1,604,375
Embotelladora Andina SA (BBB/NR)(c)
980,000	5.000		10/01/23	1,054,725
Engie Energia Chile SA (BBB/NR)
1,270,000	5.625	(c)	01/15/21	1,397,000
430,000	5.625		01/15/21	473,000
GNL Quintero SA (BBB/Baa2)
5,920,000	4.634	(c)	07/31/29	5,979,200
1,590,000	4.634		07/31/29	1,605,900
Itau CorpBanca (BBB+/A3)(c)
4,071,000	3.875		09/22/19	4,241,982
Sociedad Quimica y Minera de Chile SA (BBB/Baa1)
793,000	3.625		04/03/23	753,350
3,991,000	4.375	(c)(e)	01/28/25	3,870,971

				26,731,086

Colombia – 0.5%
Banco de Bogota SA (BBB-/Baa2)
1,450,000	5.000	(c)	01/15/17	1,464,500
4,324,000	5.000		01/15/17	4,367,240
Ecopetrol SA (BBB/Baa3)
340,000	7.375		09/18/43	339,150
Millicom International Cellular SA (NR/Ba2)(e)
200,000	4.750		05/22/20	201,000

				6,371,890

Costa Rica – 1.2%
Banco de Costa Rica (NR/Ba1)
4,870,000	5.250	(c)	08/12/18	4,991,750
1,010,000	5.250		08/12/18	1,035,250
Banco Nacional de Costa Rica (NR/Ba1)
3,000,000	4.875	(c)	11/01/18	3,045,000
380,000	4.875		11/01/18	385,700
5,690,000	6.250	(c)	11/01/23	5,746,900

				15,204,600

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Dominican Republic(e) – 0.4%
Aeropuertos Dominicanos Siglo XXI SA (B+/B1)
	$3,932,000	9.750%		11/13/19	$ 4,187,580

Ecuador(a) – 0.2%
EP PetroEcuador via Noble Sovereign Funding I Ltd. (B/NR)
	3,096,053	6.270		09/24/19	2,906,419

Guatemala(e) – 0.2%
Central American Bottling Corp. (BB/Ba2)
	2,050,000	6.750	(c)	02/09/22	2,134,563
	604,000	6.750		02/09/22	628,915

					2,763,478

Hong Kong – 0.1%
China Unicom Ltd. (NR/NR)
CNH	8,770,000	4.000		04/16/17	1,316,359

Hungary(c) – 0.2%
MFB Magyar Fejlesztesi Bank Zrt (NR/Ba1)
	$2,510,000	6.250		10/21/20	2,768,145

Indonesia – 0.4%
Pertamina Persero PT (BB+/Baa3)(c)
	2,930,000	5.625		05/20/43	2,841,353
Perusahaan Gas Negara Persero Tbk PT (BB+/Baa3)
	1,940,000	5.125		05/16/24	2,039,386

					4,880,739

Ireland – 0.5%
MTS International Funding Ltd. (BB+/Ba1)
	2,943,000	5.000		05/30/23	3,016,575
Phosagro OAO via Phosagro Bond Funding Ltd. (NR/Ba1)
	2,250,000	4.204	(c)	02/13/18	2,295,000
	240,000	4.204		02/13/18	244,800

					5,556,375

Israel(c) – 0.2%
Delek & Avner Tamar Bond Ltd. (BBB-/Baa3)
	1,200,000	2.803		12/30/16	1,197,000
	1,200,000	3.839		12/30/18	1,218,000

					2,415,000

Ivory Coast – 0.4%
Agromercantil Senior Trust (BB/NR)(c)
	3,420,000	6.250		04/10/19	3,548,250
Comcel Trust (NR/Ba1)(e)
	330,000	6.875		02/06/24	323,400
Comunicaciones Celulares SA (NR/Ba1)(c)(e)
	810,000	6.875		02/06/24	793,800

					4,665,450

Japan – 0.4%
SoftBank Group Corp. (BB+/Ba1)
	1,920,000	4.500	(c)	04/15/20	1,970,400
	2,990,000	4.500		04/15/20	3,068,488

					5,038,888

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Kazakhstan – 0.6%
Kazakhstan Temir Zholy Finance BV (BB/Baa3)
	$500,000	6.950%		07/10/42	$ 512,250
KazMunayGas National Co. JSC (BB/Baa3)
	6,450,000	9.125		07/02/18	7,127,250

					7,639,500

Luxembourg – 1.8%
Altice Financing SA (BB-/B1)(c)(e)
	400,000	6.500		01/15/22	401,000
	1,160,000	6.625		02/15/23	1,142,600
	1,700,000	7.500		05/15/26	1,661,750
Gazprom Neft OAO Via GPN Capital SA (BB+/Ba1)(c)
	7,987,000	6.000		11/27/23	8,516,139
MHP SA (B-/NR)
	1,420,000	8.250		04/02/20	1,343,675
Tupy Overseas SA (BB-/NR)(e)
	3,450,000	6.625	(c)	07/17/24	3,277,500
	879,000	6.625		07/17/24	835,050
Wind Acquisition Finance SA (BB/Ba3)(e)
EUR	150,000	4.000		07/15/20	164,187
Wind Acquisition Finance SA (B/Caa1)(e)
	3,410,000	7.000		04/23/21	3,684,910
	$640,000	7.375	(c)	04/23/21	612,800

					21,639,611

Malaysia – 0.4%
1MDB Global Investments Ltd. (A-/NR)
	5,900,000	4.400		03/09/23	5,103,500

Mexico – 3.4%
America Movil SAB de CV (A-/A2)
MXN	19,010,000	6.000		06/09/19	1,028,845
Cemex SAB de CV (B+/NR)(c)(e)
EUR	1,300,000	4.750		01/11/22	1,442,675
Corporacion Geo SA (NR/NR)
	$312,982	8.000		04/13/21	—
Gruma SAB de CV (BBB/NR)(c)(e)
	2,220,000	4.875		12/01/24	2,392,050
Grupo Cementos de Chihuahua SAB de CV (BB-/NR)(c)(e)
	710,000	8.125		02/08/20	745,500
Metalsa SA de CV (BB+/NR)(c)
	2,220,000	4.900		04/24/23	2,175,600
Petroleos Mexicanos (BBB+/Baa3)
	1,640,000	5.500	(c)	02/04/19	1,726,100
	3,930,000	6.375	(c)	02/04/21	4,273,089
	230,000	3.500		01/30/23	215,993
EUR	8,380,000	5.125		03/15/23	9,857,686
	$430,000	4.875		01/18/24	433,676
	6,430,000	6.875	(c)	08/04/26	7,152,089
	150,000	6.625		06/15/35	153,930
	1,310,000	6.500		06/02/41	1,319,825
	1,418,000	5.500		06/27/44	1,276,200
Sigma Alimentos SA de CV (BBB/Baa3)(c)(e)
	5,630,000	4.125		05/02/26	5,672,225
The Bank of New York Mellon SA (D/NR)(h)
	400,000	9.625	(c)	05/02/21	—
	520,000	9.625		05/03/21	—
Trust F/1401 (NR/Baa2)(c)(e)
	500,000	5.250		01/30/26	505,625
	1,810,000	6.950		01/30/44	1,853,802

					42,224,910

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Netherlands – 1.0%
Greenko Dutch BV (B+/NR)(c)(e)
$3,830,000	8.000%		08/01/19	$ 4,124,661
Listrindo Capital BV (BB-/Ba2)(e)
2,922,000	6.950		02/21/19	3,027,922
Lukoil International Finance BV (BBB-/Ba1)
1,480,000	3.416		04/24/18	1,496,650
1,650,000	6.125		11/09/20	1,796,438
620,000	4.563		04/24/23	625,425
Majapahit Holding BV (BB/Baa3)
494,000	7.750		10/17/16	502,260
100,000	7.250		06/28/17	105,040

				11,678,396

Panama(c) – 0.0%
Autoridad Canal De Panam (A-/A2)
380,000	4.950		07/29/35	406,600

Paraguay – 1.0%
Banco Continental SAECA (BB/Ba1)(e)
1,900,000	8.875	(c)	10/15/17	1,939,059
1,990,000	8.875		10/15/17	2,016,019
Banco Regional SAECA (BB-/Ba1)
4,670,000	8.125	(c)	01/24/19	4,903,500
905,000	8.125		01/24/19	950,250
Telefonica Celular del Paraguay SA (NR/Ba3)(e)
2,700,000	6.750		12/13/22	2,713,500

				12,522,328

Peru – 1.1%
Abengoa Transmision Sur SA (BBB/NR)(c)
5,160,000	6.875		04/30/43	5,340,600
Corp Financiera de Desarrollo SA (BBB+/NR)
2,478,000	4.750		02/08/22	2,632,875
Corp Lindley S.A. (BBB/NR)
3,560,000	6.750		11/23/21	4,009,450
1,630,000	6.750	(c)	11/23/21	1,835,787
120,000	4.625	(c)	04/12/23	121,800

				13,940,512

Philippines – 0.2%
Energy Development Corp. (NR/NR)
2,625,000	6.500		01/20/21	2,953,125

Singapore – 0.1%
China Resources Cement Holdings Ltd. (NR/Aa1)
1,240,000	2.125		10/05/17	1,245,710

Turkey – 0.2%
Export Credit Bank of Turkey (BB+/Baa3)
270,000	5.375	(c)	11/04/16	272,160
2,240,000	5.375		11/04/16	2,257,920
Hazine Mustesarligi Varlik Kiralama AS (NR/Baa3)
208,000	2.803		03/26/18	208,000

				2,738,080

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
United Arab Emirates – 0.4%
Aabar Investments PJSC
EUR	100,000	1.000%	03/27/22	$ 78,293
Dolphin Energy Ltd. (NR/A1)
	$296,800	5.888	06/15/19	316,834
Ruwais Power Co. PJSC (A-/A3)(c)
	3,700,000	6.000	08/31/36	4,236,500

				4,631,627

United States(c) – 0.8%
Brazil Loan Trust 1 (BB/NR)
	9,608,024	5.477	07/24/23	9,055,563
New Cotai LLC/New Cotai Capital Corp. (NR/NR)(e)(i)
	1,334,102	10.625	05/01/19	833,814

				9,889,377

Venezuela – 1.9%
Petroleos de Venezuela SA (CCC/NR)
	12,380,000	9.000	11/17/21	5,375,396
	10,740,000	6.000	05/16/24	3,732,150
	34,945,000	6.000	11/15/26	12,120,673
	4,990,000	5.375	04/12/27	1,716,560
	390,000	5.500	04/12/37	133,575

				23,078,354

Vietnam(e) – 0.1%
Debt and Asset Trading Corp. (NR/NR)
	1,960,000	1.000	10/10/25	995,709

TOTAL CORPORATE OBLIGATIONS (Cost $295,483,164)				$ 288,494,252

Structured Note – 0.4%
Brazil – 0.4%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	15,664,147	6.000%	08/15/40	$ 4,845,168
(Cost $8,463,567)

Municipal Debt Obligations(e) – 1.0%
Puerto Rico – 1.0%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CCC-/Caa3)
	$975,000	6.000%	07/01/44	$ 682,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CCC-/Caa3)
	305,000	5.125	07/01/37	204,350
	640,000	5.250	07/01/42	428,800
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D (CCC-/Caa3)
	305,000	5.000	07/01/33	204,350
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (CC/Caa3)
	135,000	5.500	07/01/32	87,413
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2009 B (CC/Caa3)
	1,385,000	5.750	07/01/38	896,787

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations(e) – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding Public Improvement Series 2012 A (CC/Caa3)
$1,210,000	5.500%		07/01/26	$ 783,475
Puerto Rico Commonwealth GO Bonds Series 2008 A (CC/Caa3)
1,315,000	5.375		07/01/33	851,462
Puerto Rico Commonwealth GO Bonds Series 2014 A (CC/Caa3)
2,335,000	8.000		07/01/35	1,555,694
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
4,600,000	5.500		08/01/22	2,047,000
4,210,000	5.250		08/01/27	1,836,612
340,000	0.000	(d)	08/01/32	146,207
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
3,965,000	5.500		08/01/37	1,744,600
240,000	5.375		08/01/39	105,000
260,000	5.500		08/01/42	114,400
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
1,410,000	5.250		08/01/41	615,113
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
720,000	5.000		08/01/43	311,400
90,000	5.250		08/01/43	39,263

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $18,649,660)				$ 12,654,426

U.S. Treasury Obligations – 6.2%
United States Treasury Bonds
$1,530,000	3.625%		02/15/44	$ 1,968,988
13,600,000	2.875	(j)	08/15/45	15,236,352
1,950,000	2.500		05/15/46	2,029,072
United States Treasury Notes
2,440,000	0.750		01/31/18	2,446,905
9,570,000	0.750		02/28/18	9,597,467
2,670,000	1.750		09/30/22	2,754,612
8,620,000	1.875		10/31/22	8,956,870
31,600,000	2.125	(j)	05/15/25	33,364,544

TOTAL U.S. TREASURY OBLIGATIONS (Cost $73,488,642)				$ 76,354,810

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $1,095,695,001)				$1,100,353,405

Short-term Investment(k) – 6.4%
Repurchase Agreements – 6.4%
Joint Repurchase Agreement Account II
$79,000,000	0.429%		07/01/16	$ 79,000,000
(Cost $79,000,000)

TOTAL INVESTMENTS – 95.9% (Cost $1,174,695,001)				$1,179,353,405

Principal Amount		Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (1.5)%
Reverse Repurchase Agreements – (1.5)%
Citigroup Reverse Repurchase Agreement (NR/NR)
	$(5,550,000)	(0.250)%	10/31/16	$ (5,550,000)
JPMorgan Chase & Co. Repurchase Agreement (NR/NR)
	(4,529,140)	(0.150)	07/06/16	(4,529,140)
	(4,180,000)	(0.150)	06/03/17	(4,180,000)
	(349,140)	(0.150)	06/07/17	(349,140)
EUR	(3,661,300)	(0.350)	06/21/17	(4,063,127)

TOTAL REVERSE REPURCHASE AGREEMENTS (Cost $(18,727,793))				$ (18,671,407)

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.7%				69,518,544

NET ASSETS – 100.0%				$1,230,200,542

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(b)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on June 30, 2016.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $335,421,297, which represents approximately 27.3% of net assets as of June 30, 2016.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2016, the value of securities pledged amounted to $14,412,470.

(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at June 30, 2016.

(h)	Security is currently in default and/or non-income producing.

(i)	Pay-in-kind securities.

(j)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(k)	Joint repurchase agreement was entered into on June 30, 2016. Additional information appears in the Notes to the Schedule of Investments section.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s/Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Currency Abbreviations:
AED	— United Arab Emirates Dirham
ARS	— Argentine Peso
BRL	— Brazilian Real
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Peso
EUR	— Euro
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
EURO	— Euro Offered Rate
GO	— General Obligation
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LLC	— Limited Liability Company
PLC	— Public Limited Company
RB	— Revenue Bond
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Bank of America Securities LLC	EUR	1,671,000	HUF	525,419,214	$1,860,046	09/21/16	$13,677
	KRW	3,859,699,564	USD	3,260,542	3,346,739	07/15/16	86,197
	MXN	240,974,071	USD	12,867,048	13,071,694	09/21/16	204,647
	PLN	5,166,706	EUR	1,168,000	1,307,147	09/21/16	7,007
	USD	1,990,000	BRL	6,501,728	1,984,701	09/02/16	5,299
	USD	465,347	EUR	415,718	461,559	07/13/16	3,788
Barclays Bank PLC	CNH	11,360,282	USD	1,656,583	1,700,318	09/01/16	43,735
	CNY	10,914,344	USD	1,611,925	1,636,477	08/05/16	24,552
	CNY	13,391,564	USD	1,989,240	2,006,307	08/16/16	17,067
	USD	1,607,841	CNH	10,702,110	1,602,662	08/18/16	5,179
	USD	6,226,956	CNH	41,471,529	6,207,134	09/01/16	19,822
	USD	3,912,000	SGD	5,244,670	3,889,897	09/21/16	22,103
	USD	780,000	ZAR	11,673,577	779,396	09/21/16	604
	ZAR	48,424,454	USD	3,174,204	3,233,098	09/21/16	58,895
BNP Paribas SA	CNH	33,819,531	USD	4,964,699	5,061,843	09/01/16	97,144
	HKD	12,224,162	USD	1,575,837	1,576,435	08/05/16	598
	IDR	16,610,631,500	USD	1,212,898	1,258,485	07/15/16	45,587
	USD	1,579,283	CZK	37,566,238	1,541,811	07/28/16	37,471
Citibank NA (London)	CNH	56,905,212	USD	8,348,161	8,517,127	09/01/16	168,966
	EUR	3,619,837	USD	3,992,709	4,018,998	07/13/16	26,289
	IDR	29,668,572,197	USD	2,161,645	2,247,804	07/15/16	86,160
	IDR	52,173,430,000	USD	3,909,586	3,938,608	08/10/16	29,022
	MYR	6,816,830	USD	1,659,525	1,709,121	07/27/16	49,596
	MYR	5,105,626	USD	1,274,018	1,280,087	07/28/16	6,069
	RUB	50,278,644	USD	780,000	783,131	07/14/16	3,131
	USD	1,797,966	CNH	11,757,440	1,759,762	09/01/16	38,204
	USD	1,931,772	TWD	61,980,912	1,927,867	08/18/16	3,906
	ZAR	11,984,079	USD	778,000	800,127	09/21/16	22,127
Credit Suisse International (London)	COP	7,231,080,685	USD	2,419,636	2,466,952	07/15/16	47,317
	RUB	245,848,760	USD	3,806,000	3,832,569	07/11/16	26,569
	RUB	255,559,928	USD	3,946,000	3,963,633	07/29/16	17,633
Deutsche Bank AG (London)	BRL	6,927,736	USD	1,901,000	2,153,396	07/05/16	252,396
	CNH	11,230,534	USD	1,650,000	1,680,898	09/01/16	30,898
	CNY	13,511,819	USD	2,000,023	2,027,238	07/26/16	27,215
	CNY	11,343,636	USD	1,678,674	1,701,214	08/02/16	22,540
	CNY	5,614,842	USD	829,739	842,001	08/03/16	12,262
	KRW	668,820,273	USD	561,000	580,181	07/05/16	19,181
	KRW	2,297,985,350	USD	1,951,000	1,992,500	07/18/16	41,500
	KRW	668,820,273	USD	570,179	579,698	08/16/16	9,518
	USD	6,868,466	CNH	45,648,708	6,832,342	09/01/16	36,124
HSBC Bank PLC	CNH	11,405,230	USD	1,657,000	1,707,046	09/01/16	50,046
	CNY	21,277,932	USD	3,126,866	3,195,097	07/14/16	68,231
	CNY	17,962,304	USD	2,658,424	2,697,034	07/15/16	38,610
	CNY	10,621,571	USD	1,565,795	1,594,157	07/21/16	28,362
	CNY	15,788,954	USD	2,336,162	2,367,881	08/02/16	31,719
	IDR	23,892,643,472	USD	1,779,050	1,806,865	07/29/16	27,815
	MXN	36,400,597	USD	1,945,000	1,974,559	09/21/16	29,559
	MYR	15,560,896	USD	3,746,000	3,901,440	07/08/16	155,440
	MYR	7,028,652	USD	1,724,865	1,762,230	07/25/16	37,365
	MYR	10,060,782	USD	2,496,906	2,521,078	08/10/16	24,172
	USD	5,352,000	CNH	35,306,587	5,284,414	09/01/16	67,586
	USD	10,506,656	CNH	69,682,242	10,419,564	09/21/16	87,092
	USD	1,956,000	TWD	62,477,770	1,942,375	07/27/16	13,625

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

JPMorgan Chase Bank (London)	CNH	11,230,445	USD	1,652,000	$1,680,885	09/01/16	$28,885
	CNY	32,996,145	USD	4,828,000	4,955,745	07/11/16	127,745
	CNY	22,077,070	USD	3,234,859	3,315,559	07/12/16	80,701
	MXN	221,591,874	USD	11,856,807	12,020,303	09/21/16	163,495
	MYR	6,242,250	USD	1,540,124	1,564,977	08/01/16	24,853
	RUB	248,263,164	USD	3,786,000	3,873,518	07/08/16	87,518
	USD	5,321,000	CNH	34,770,472	5,204,172	09/01/16	116,828
	USD	721,429	MXN	13,235,191	717,946	09/21/16	3,483
Morgan Stanley & Co. International PLC	CNH	6,323,537	USD	927,300	946,458	09/01/16	19,158
	KRW	4,406,128,127	USD	3,809,058	3,820,899	07/08/16	11,841
	MXN	168,353,420	USD	8,954,017	9,132,370	09/21/16	178,354
	RUB	127,421,470	USD	1,973,000	1,976,257	07/29/16	3,257
	USD	1,518,247	EUR	1,345,344	1,493,696	07/13/16	24,552
Royal Bank of Scotland PLC	EUR	1,734,000	HUF	543,782,400	1,930,173	09/21/16	19,275
	MXN	14,029,195	USD	761,000	761,017	09/21/16	17
	TRY	11,696,033	USD	3,958,000	3,988,727	09/21/16	30,727
Standard Chartered Bank	CNH	22,585,484	USD	3,309,000	3,380,419	09/01/16	71,419
	CNY	21,673,175	USD	3,181,150	3,252,857	07/21/16	71,707
	CNY	21,551,790	USD	3,185,425	3,234,412	07/22/16	48,987
	TWD	122,138,941	USD	3,765,072	3,796,672	07/07/16	31,600
	USD	8,815,000	CNH	57,361,087	8,585,359	09/01/16	229,641
	ZAR	30,670,636	USD	1,926,682	2,047,750	09/21/16	121,067
State Street Bank and Trust	MXN	12,615,591	USD	670,162	684,336	09/21/16	14,174
	USD	803,762	EUR	705,841	783,674	07/13/16	20,088
	USD	35,248,183	EUR	30,918,645	34,416,579	09/21/16	831,604
	USD	1,965,000	SGD	2,632,118	1,952,204	09/21/16	12,796
UBS AG (London)	BRL	18,329,003	USD	5,476,248	5,697,330	07/05/16	221,082
	EUR	764,000	HUF	239,653,430	850,434	09/21/16	8,270
	MYR	15,560,896	USD	3,832,544	3,894,053	09/08/16	61,509
	TWD	116,590,223	USD	3,572,771	3,624,362	07/14/16	51,592
	USD	1,614,097	EUR	1,433,034	1,591,056	07/13/16	23,041
Westpac Banking Corp.	CNH	11,387,119	USD	1,657,000	1,704,335	09/01/16	47,335
	USD	3,568,000	CNH	23,423,474	3,505,842	09/01/16	62,158
	USD	84,006,855	EUR	74,081,893	82,250,941	07/13/16	1,755,912

TOTAL							$6,934,288

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Bank of America Securities LLC	ARS	9,229,162	USD	651,777	$609,722	07/11/16	$(42,055)
	ARS	74,557,179	USD	5,017,307	4,920,183	07/13/16	(97,123)
	EUR	1,775,000	HUF	567,332,600	1,975,812	09/21/16	(17,844)
	USD	1,898,000	SGD	2,579,116	1,912,894	09/21/16	(14,894)
Barclays Bank PLC	CNY	10,710,149	USD	1,607,841	1,604,348	08/18/16	(3,492)
	USD	1,973,000	BRL	6,655,144	2,031,532	09/02/16	(58,532)
	USD	1,611,925	CNH	10,907,896	1,634,338	08/05/16	(22,413)
	USD	1,989,240	CNH	13,383,607	2,004,383	08/16/16	(15,143)
	USD	3,298,000	CNH	22,404,798	3,353,375	09/01/16	(55,375)
BNP Paribas SA	ARS	10,705,494	USD	757,000	707,256	07/11/16	(49,744)
	ARS	51,460,270	USD	3,557,593	3,395,970	07/13/16	(161,622)
	ARS	11,378,100	USD	782,000	745,128	07/27/16	(36,872)
	ARS	26,926,213	USD	1,672,436	1,664,166	11/14/16	(8,269)
	ARS	52,912,988	USD	3,342,577	3,257,275	11/21/16	(85,301)
	EUR	1,201,836	PLN	5,288,737	1,337,803	09/21/16	(217)
	HUF	541,665,991	EUR	1,721,000	1,903,462	09/21/16	(12,241)
	HUF	1,158,197,974	USD	4,144,340	4,070,010	09/21/16	(74,330)
	USD	27,159,000	AED	100,272,386	27,273,978	12/07/16	(114,978)
Citibank NA (London)	AED	100,272,386	USD	27,277,581	27,273,978	12/07/16	(3,603)
	ARS	11,456,300	USD	782,000	750,249	07/27/16	(31,751)
	ARS	12,135,136	USD	789,000	781,064	08/29/16	(7,936)
	CNH	12,384,971	USD	1,868,000	1,851,921	09/21/16	(16,079)
	PLN	14,513,970	EUR	3,340,000	3,671,951	09/21/16	(45,915)
	USD	1,973,000	IDR	26,689,520,740	2,018,642	07/28/16	(45,642)
	USD	1,893,000	KRW	2,193,615,972	1,902,081	07/15/16	(9,081)
	USD	11,051,670	KRW	13,202,324,500	11,446,203	07/25/16	(394,534)

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Citibank NA (London) (continued)	USD	16,646,254	MXN	318,133,227	$17,320,678	08/16/16	$(674,424)
	USD	1,673,776	MYR	6,874,532	1,722,653	08/10/16	(48,877)
	USD	1,574,782	RUB	101,721,500	1,585,750	07/11/16	(10,967)
	USD	12,781,108	SGD	17,619,474	13,068,112	09/21/16	(287,003)
	USD	3,901,839	TRY	11,779,653	4,017,244	09/21/16	(115,405)
	USD	6,323,156	TWD	205,982,128	6,403,229	07/14/16	(80,073)
	USD	3,858,919	TWD	124,951,782	3,886,928	08/22/16	(28,010)
Credit Suisse International (London)	USD	1,180,226	CLP	808,234,462	1,219,518	07/14/16	(39,292)
	USD	3,955,685	COP	11,982,759,805	4,088,033	07/15/16	(132,348)
	USD	2,262,149	RUB	150,059,652	2,320,015	08/11/16	(57,866)
Deutsche Bank AG (London)	ARS	11,258,384	USD	782,000	738,093	07/25/16	(43,907)
	ARS	11,038,864	USD	735,434	722,518	07/28/16	(12,916)
	EUR	1,790,000	PLN	7,996,610	1,992,509	09/21/16	(30,588)
	USD	1,512,774	BRL	5,520,944	1,716,113	07/05/16	(203,339)
	USD	1,973,000	BRL	6,501,035	1,984,489	09/02/16	(11,489)
	USD	2,000,023	CNH	13,504,298	2,024,079	07/26/16	(24,056)
	USD	1,678,674	CNH	11,336,082	1,698,699	08/02/16	(20,026)
	USD	829,739	CNH	5,611,524	840,846	08/03/16	(11,108)
	USD	1,650,000	CNH	11,292,843	1,690,224	09/01/16	(40,224)
	USD	3,333,997	EUR	3,009,243	3,341,073	07/13/16	(7,076)
	USD	570,520	KRW	668,820,273	580,181	07/05/16	(9,661)
	USD	3,246,966	MYR	13,393,621	3,358,060	07/28/16	(111,094)
	USD	3,787,000	SGD	5,166,066	3,831,598	09/21/16	(44,598)
	USD	4,047,776	THB	142,532,314	4,054,046	07/27/16	(6,270)
	USD	1,913,800	THB	67,610,743	1,922,554	08/11/16	(8,753)
	USD	2,553,673	THB	90,009,306	2,558,809	08/25/16	(5,136)
	USD	1,930,462	THB	68,033,338	1,933,853	09/02/16	(3,391)
HSBC Bank PLC	CNH	11,210,544	USD	1,695,000	1,677,907	09/01/16	(17,094)
	CNH	25,843,572	USD	3,912,000	3,864,381	09/21/16	(47,619)
	USD	810,050	CLP	547,472,385	824,956	07/28/16	(14,906)
	USD	3,126,866	CNH	21,275,196	3,190,284	07/14/16	(63,419)
	USD	2,658,424	CNH	17,956,854	2,692,585	07/15/16	(34,161)
	USD	1,565,795	CNH	10,619,222	1,591,958	07/21/16	(26,163)
	USD	2,336,162	CNH	15,781,151	2,364,788	08/02/16	(28,625)
	USD	5,061,668	CNH	34,700,267	5,193,665	09/01/16	(131,996)
	USD	1,951,000	TRY	5,857,917	1,997,740	09/21/16	(46,740)
	USD	1,876,000	TWD	61,182,551	1,901,851	07/07/16	(25,851)
	USD	1,898,000	TWD	61,245,651	1,903,890	07/13/16	(5,890)
JPMorgan Securities, Inc.	EUR	3,556,000	PLN	15,939,379	3,958,303	09/21/16	(74,268)
	EUR	2,403,720	USD	2,718,853	2,668,780	07/13/16	(50,073)
	PLN	36,445,981	USD	9,225,955	9,220,624	09/21/16	(5,331)
	USD	4,828,000	CNH	33,009,036	4,950,383	07/11/16	(122,383)
	USD	3,234,859	CNH	22,085,998	3,312,122	07/12/16	(77,263)
	USD	1,599,000	CNH	10,723,438	1,605,000	09/01/16	(6,000)
	USD	1,951,000	IDR	26,190,028,900	1,983,472	07/18/16	(32,472)
	USD	1,877,526	IDR	25,087,500,000	1,897,225	07/29/16	(19,699)
	USD	1,876,000	KRW	2,199,459,920	1,907,324	07/08/16	(31,324)
	USD	4,020,905	KRW	4,645,954,140	4,028,340	07/18/16	(7,435)
	USD	3,791,276	RUB	251,634,552	3,919,415	07/14/16	(128,139)
	USD	5,923,885	TWD	193,533,313	6,016,810	07/28/16	(92,925)
	USD	1,890,963	TWD	61,257,750	1,904,633	08/03/16	(13,670)
Merrill Lynch International Bank Ltd.	EUR	382,075	USD	427,011	424,207	07/13/16	(2,805)
Morgan Stanley & Co. International PLC	EUR	1,274,339	USD	1,420,419	1,414,861	07/13/16	(5,558)
	USD	3,801,000	BRL	13,148,761	4,087,120	07/05/16	(286,120)
	USD	1,973,000	BRL	6,553,398	2,000,474	09/02/16	(27,474)
	USD	1,893,000	KRW	2,206,668,207	1,913,575	07/08/16	(20,575)
	USD	3,807,182	KRW	4,406,128,127	3,818,996	08/16/16	(11,814)
	USD	2,004,704	MXN	38,499,440	2,088,411	09/21/16	(83,707)
	USD	815,522	RUB	54,012,864	841,295	07/14/16	(25,772)
	USD	7,859,000	RUB	519,658,299	8,064,266	07/27/16	(205,266)
	USD	3,737,225	TWD	121,852,207	3,788,143	07/22/16	(50,918)
	USD	3,858,385	TWD	124,232,264	3,863,344	08/10/16	(4,959)
	USD	757,000	ZAR	11,574,227	772,763	09/21/16	(15,763)

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Royal Bank of Canada	EUR	6,331,323	USD	7,198,545	$7,029,481	07/13/16	$(169,064)
	USD	1,949,000	BRL	6,587,035	2,047,494	07/05/16	(98,494)
	USD	789,000	MXN	15,085,049	818,292	09/21/16	(29,292)
Royal Bank of Scotland PLC	ARS	18,633,115	USD	1,316,028	1,228,962	07/14/16	(87,066)
	COP	5,755,102,890	USD	1,973,000	1,963,408	07/15/16	(9,592)
	EUR	1,764,000	PLN	7,893,600	1,963,567	09/21/16	(33,468)
	USD	1,971,000	TRY	5,914,951	2,017,191	09/21/16	(46,191)
Standard Chartered Bank	CNH	89,466,619	USD	13,553,500	13,377,916	09/21/16	(175,584)
	USD	3,181,150	CNH	21,673,175	3,249,088	07/21/16	(67,938)
	USD	3,185,425	CNH	21,539,048	3,228,856	07/22/16	(43,431)
	USD	12,979,604	HKD	100,691,875	12,991,865	09/21/16	(12,261)
	USD	1,870,000	TWD	60,956,390	1,894,821	07/07/16	(24,821)
	USD	3,765,072	TWD	122,138,941	3,799,822	08/26/16	(34,750)
	USD	1,536,000	ZAR	23,747,916	1,585,549	09/21/16	(49,549)
UBS AG (London)	EUR	1,779,000	HUF	566,221,422	1,980,264	09/21/16	(9,487)
	EUR	1,783,000	PLN	7,974,402	1,984,717	09/21/16	(32,761)
	HUF	546,770,338	EUR	1,733,000	1,921,399	09/21/16	(7,661)
	USD	5,434,117	BRL	18,329,003	5,647,536	08/02/16	(213,420)
	USD	1,889,184	KRW	2,188,903,481	1,897,995	07/15/16	(8,810)
	USD	3,838,406	MYR	15,560,896	3,901,441	07/08/16	(63,035)
	USD	1,818,266	TWD	58,839,097	1,829,092	07/14/16	(10,825)
	USD	2,476,573	TWD	81,070,605	2,520,205	07/15/16	(43,632)
Westpac Banking Corp.	EUR	4,963,594	USD	5,591,332	5,510,933	07/13/16	(80,401)
	USD	1,636,000	CNH	11,207,271	1,677,417	09/01/16	(41,417)
	USD	1,743,177	KRW	2,033,520,234	1,763,262	07/15/16	(20,085)
	USD	1,948,603	MYR	7,924,967	1,986,954	07/27/16	(38,352)

TOTAL							$(6,788,447)

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Ultra Long U.S. Treasury Bonds	27	September 2016	$5,032,125	$106,438
2 Year U.S. Treasury Notes	340	September 2016	74,571,563	508,416
5 Year U.S. Treasury Notes	400	September 2016	48,865,625	48,954
10 Year U.S. Treasury Notes	930	September 2016	123,675,469	2,835,990
20 Year U.S. Treasury Bonds	320	September 2016	55,150,000	2,978,129

TOTAL				$6,477,927

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC	BRL	100,350		01/02/17	1 month Brazilian Interbank Deposit Average	14.220%	$—	$(48,614)
	KRW	7,739,660		11/04/17	2.060%	3 month KWCDC	—	78,104
	MYR	12,370		01/15/21	3 month KLIBOR	4.045	—	(67,726)
		28,040	(a)	09/21/21	3 month KLIBOR	3.700	5,568	(48,510)
	MXN	14,640		03/03/26	6.930	Mexico Interbank TIIE 28 Days	—	56,592
Citibank NA	BRL	10,940		01/02/17	15.740	1 month Brazilian Interbank Deposit Average	—	51,671
	KRW	4,820,980		03/07/17	2.875	3 month KWCDC	—	47,525
		18,832,760		10/06/17	2.239	3 month KWCDC	—	232,777
		4,044,740		10/14/17	2.240	3 month KWCDC	—	50,010
	BRL	8,360		01/02/18	14.460	1 month Brazilian Interbank Deposit Average	—	51,551
	MYR	18,970		09/17/18	3 month KLIBOR	3.830	—	(38,385)
		11,920		09/24/18	3 month KLIBOR	3.785	—	(21,325)
		20,280		11/19/18	3 month KLIBOR	3.915	—	(53,012)

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Citibank NA (continued)		9,040		11/21/18	3 month KLIBOR	3.960%	$—	$(26,552)
	KRW	2,069,140		08/16/23	3 month KWCDC	3.485	—	(288,177)
	MYR	14,950		11/15/23	3 month KLIBOR	4.450	—	(180,660)
Deutsche Bank AG	KRW	4,252,430		03/03/17	2.850%	3 month KWCDC	—	40,853
	MYR	19,420		09/13/18	3 month KLIBOR	3.920	—	(48,480)
	MXN	60,090		09/25/18	Mexico Interbank TIIE 28 Days	5.180	—	(9,791)
	MYR	16,090		11/14/18	3 month KLIBOR	3.880	—	(39,708)
	BRL	25,000		01/02/23	14.558	1 month Brazilian Interbank Deposit Average	—	675,013
	MYR	5,830		08/14/23	3 month KLIBOR	4.490	—	(73,306)
JPMorgan Securities, Inc.	KRW	38,314,470		03/05/17	2.889	3 month KWCDC	—	381,047
	MYR	11,150		12/11/18	3 month KLIBOR	3.972	—	(34,183)
		6,450		08/15/23	3 month KLIBOR	4.520	—	(84,180)
	KRW	2,607,840		08/19/23	3 month KWCDC	3.563	—	(376,435)
	MYR	9,260		09/26/23	3 month KLIBOR	4.330	—	(91,821)
	KRW	1,936,610		01/15/24	3 month KWCDC	3.445	—	(282,020)
Morgan Stanley & Co. International PLC		767,460		10/13/17	2.250	3 month KWCDC	—	9,546
		3,709,820		10/14/17	2.245	3 month KWCDC	—	46,112
		3,709,830		10/14/17	2.250	3 month KWCDC	—	46,354
	MYR	23,990		11/20/18	3 month KLIBOR	3.934	—	(66,976)
		12,480		01/12/21	3 month KLIBOR	4.195	—	(88,815)

TOTAL							$5,568	$(201,521)

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016. CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS
					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	MXN	103,600		09/25/18	Mexico Interbank TIIE 28 Days	5.190%	$18	$(18,163)
	EUR	20,380		09/21/18	6 month EURO	1.000	(72,014)	(22,440)
		13,510	(a)	09/21/21	6 month EURO	0.500	(356,228)	(60,202)
		19,330	(a)	09/21/23	6 month EURO	0.750	(771,835)	(157,571)
		10,630	(a)	09/21/26	6 month EURO	1.000	(512,587)	(135,695)
		4,120	(a)	09/21/36	6 month EURO	1.500	(366,525)	(187,877)
	PLN	287,230	(a)	09/21/18	1.614%	6 month WIBOR	(24,015)	66,625
	MXN	63,570	(a)	09/15/21	6.000	Mexico Interbank TIIE 28 Days	15,058	42,970

TOTAL							$(2,088,128)	$(472,353)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

GOLDMAN SACHS EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/14	$1,100	(1.000)%	03/20/19	0.677%	$(1,131)	$(8,798)
		2,680	(1.000)	06/20/19	0.719	(9,784)	(13,172)
	People’s Republic of China 7.500%, 10/28/27	9,500	(1.000)	12/20/20	1.098	75,096	(37,739)
		12,670	(1.000)	06/20/21	1.098	137,387	(21,368)
Barclays Bank PLC	People’s Republic of China 4.250%, 10/28/14	4,140	(1.000)	03/20/19	0.677	(8,809)	(28,561)
	People’s Republic of China 7.500%, 10/28/27	8,490	(1.000)	03/20/19	0.677	(77,129)	492
	People’s Republic of China 4.250%, 10/28/14	3,350	(1.000)	09/20/19	0.797	(31,351)	8,737
	People’s Republic of China 7.500%, 10/28/27	2,580	(1.000)	06/20/21	1.098	23,758	(133)
Citibank NA	People’s Republic of China 4.250%, 10/28/14	31,240	(1.000)	03/20/19	0.677	(78,634)	(203,357)
		21,330	(1.000)	06/20/19	0.719	(44,303)	(138,394)
	People’s Republic of China 7.500%, 10/28/27	2,020	(1.000)	12/20/20	1.098	8,061	(118)
		18,670	(1.000)	12/20/20	1.098	185,875	(112,458)
		32,110	(1.000)	06/20/21	1.098	322,496	(28,467)
Deutsche Bank AG		5,280	(1.000)	12/20/20	1.098	43,387	(22,624)
		3,070	(1.000)	06/20/21	1.098	32,915	(4,803)
		5,090	(1.000)	06/20/21	1.098	59,124	(12,515)
JPMorgan Securities, Inc.	People’s Republic of China 4.250%, 10/28/14	10,100	(1.000)	03/20/19	0.677	(33,920)	(57,250)
		2,690	(1.000)	06/20/19	0.719	(9,098)	(13,942)
	People’s Republic of China 7.500%, 10/28/27	18,200	(1.000)	12/20/20	1.098	120,143	(48,575)
		3,150	(1.000)	06/20/21	1.098	31,263	(2,418)
Protection Sold:
Barclays Bank PLC	Federative Republic of Brazil, 4.250%, 01/07/2025	1,590	1.000	12/20/20	2.576	(154,347)	48,923
		5,230	1.000	09/20/20	2.708	(538,230)	183,029
	Republic of Colombia, 10.375%, 01/28/2033	5,720	1.000	12/20/19	1.481	(164,918)	73,629
Citibank NA	Republic of Chile, 3.875%, 08/05/2020	11,510	1.000	12/20/20	0.844	(140,474)	222,290
	Republic of South Africa, 5.500%, 03/09/2020	4,090	1.000	12/20/20	2.576	(398,986)	127,800
JPMorgan Securities, Inc.	Federative Republic of Brazil, 4.250%, 01/07/2025	2,470	1.000	09/20/20	2.708	(271,118)	103,365
Morgan Stanley & Co. International PLC	Republic of South Africa, 5.500%, 03/09/2020	2,960	1.000	12/20/20	2.57	(287,338)	91,076

TOTAL						$(1,210,065)	$104,649

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,179,500,075

Gross unrealized gain	44,322,422
Gross unrealized loss	(44,469,092)

Net unrealized security loss	$(146,670)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – 2.5%
Consumer Products - Household & Leisure – 0.1%
The Sun Products Corp. (B+/B1)
$5,007,259	5.500%	03/23/20	$ 4,980,671

Energy – 0.2%
American Energy - Marcellus LLC (CCC-/Ca)
12,175,000	5.250	08/04/20	6,270,125
American Energy - Marcellus LLC (CC/C)
3,275,000	8.500	08/04/21	485,781

			6,755,906

Energy - Exploration & Production – 0.0%
Magnum Hunter Resources, Inc. (NR/NR)
965,144	16.000	04/15/19	936,190

Food & Beverages – 0.3%
Shearer’s Foods, Inc. (CCC+/Caa1)
12,250,000	7.750	06/30/22	11,025,000

Health Care - Pharmaceuticals – 0.3%
Concordia Healthcare Corp. (B+/B1)
2,562,125	5.250	10/21/21	2,451,954
Endo Luxembourg Finance Co. I S.A.R.L. (BB/Ba2)
8,308,250	3.750	09/26/22	8,160,778

			10,612,732

Health Care - Services – 0.4%
ExamWorks Group, Inc. (NR/NR)
4,775,000	5.250	06/08/23	4,761,582
MPH Acquisition Holdings LLC (B+/B1)
9,325,000	5.000	06/07/23	9,345,981

			14,107,563

Media - Non Cable – 0.3%
Getty Images, Inc. (CCC+/B3)
16,391,815	4.750	10/18/19	12,135,024

Retailers – 0.9%
J Crew Group, Inc. (B-/B2)
13,733,503	4.000	03/05/21	9,351,692
Neiman Marcus Group Ltd., Inc. (B-/B2)
7,181,633	4.250	10/25/20	6,437,328
Rue21, Inc. (B-/B2)
18,966,017	5.625	10/09/20	10,289,064
True Religion Apparel, Inc. (CCC/Caa2)
8,250,750	5.875	07/30/19	3,506,569
True Religion Apparel, Inc. (CC/Caa3)
6,825,000	11.000	01/30/20	2,730,000

			32,314,653

TOTAL BANK LOANS (Cost $122,516,144)			$ 92,867,739

Corporate Obligations – 90.3%
Aerospace & Defense(b) – 0.3%
TransDigm, Inc. (CCC+/B3)
$5,650,000	6.000%	07/15/22	$ 5,664,125
4,000,000	6.375 (c)	06/15/26	3,990,000

			9,654,125

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Airlines – 0.5%
Continental Airlines 2012-3 Class C Pass Thru Certificates (NR/Ba2)
$10,000,000	6.125%	04/29/18	$ 10,475,000
VistaJet Malta Finance PLC/VistaJet Co. Finance LLC (CCC+/NR)(b)(c)
14,450,000	7.750	06/01/20	6,430,250

			16,905,250

Automotive(d) – 0.0%
General Motors Liquidation Co. (NR/NR)
7,125,000	7.125	07/15/13	—
2,000,000	7.700	04/15/16	—
1,000,000	8.800	03/01/49	—
14,500,000	8.375	07/15/49	—

			—

Automotive Parts – 1.8%
Gates Global LLC (B/Caa2)(b)(c)
14,000,000	6.000	07/15/22	12,250,000
Schaeffler Finance BV (BB/Ba2)(b)(c)
18,000,000	4.250	05/15/21	18,247,500
5,000,000	4.750	05/15/23	5,100,000
The Goodyear Tire & Rubber Co. (BB/Ba3)(b)
8,580,000	5.000	05/31/26	8,740,875
ZF North America Capital, Inc. (BB+/Ba1)(c)
6,300,000	4.500	04/29/22	6,363,000
15,000,000	4.750	04/29/25	15,000,000

			65,701,375

Banks – 2.3%
Bank of America Corp. (BB+/Ba2)(b)(e)
14,000,000	6.250	09/05/49	14,210,000
Citigroup, Inc. (BB+/Ba2)(b)(e)
3,800,000	6.300	05/15/49	3,762,000
5,700,000	5.900	12/31/49	5,657,250
Credit Suisse Group AG (BB/NR)(b)(c)(e)
11,000,000	7.500	12/11/49	11,000,000
Intesa Sanpaolo SpA (BB/Ba1)(c)
10,000,000	5.017	06/26/24	9,150,000
5,700,000	5.710	01/15/26	5,415,000
JPMorgan Chase & Co. (BBB-/Baa3)(b)(e)
4,250,000	5.000	07/01/49	4,064,062
3,950,000	6.000	08/01/49	4,033,938
3,000,000	6.100	10/01/49	3,093,750
Royal Bank of Scotland Group PLC (B+/B1)(b)(e)
3,900,000	7.640	09/30/49	3,783,000
Royal Bank of Scotland Group PLC (B/B1)(b)(e)
19,700,000	7.500	12/29/49	17,927,000
UBS Group AG (BB+/NR)(b)(e)
4,000,000	6.875	08/07/49	3,726,080

			85,822,080

Building Materials – 2.2%
American Builders & Contractors Supply Co., Inc. (BB/B3)(b)(c)
4,600,000	5.750	12/15/23	4,738,000
Anixter, Inc. (BB/Ba3)
6,500,000	5.500	03/01/23	6,727,500

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Building Materials – (continued)
Atrium Windows & Doors, Inc. (B-/Caa1)(b)(c)
	$9,350,000	7.750%		05/01/19	$ 8,508,500
Broadspectrum Ltd. (B+/Ba3)(b)(c)
	1,160,000	8.375		05/15/20	1,239,750
Cemex SAB de CV (B+/NR)(b)(c)
	3,000,000	6.125		05/05/25	2,880,900
	10,000,000	7.750		04/16/26	10,425,000
Gibraltar Industries, Inc. (BB-/B2)(b)
	5,000,000	6.250		02/01/21	5,050,000
Masco Corp. (BBB/Ba2)(b)
	5,550,000	4.375		04/01/26	5,744,250
Masonite International Corp. (BB/B1)(b)(c)
	6,950,000	5.625		03/15/23	7,219,312
Summit Materials LLC/Summit Materials Finance Corp. (B/Caa1)(b)
	20,000,000	6.125		07/15/23	19,700,000
Zachry Holdings, Inc. (B+/B2)(b)(c)
	8,400,000	7.500		02/01/20	8,295,000

					80,528,212

Chemicals – 0.8%
Huntsman International LLC (B/B1)(b)
	5,000,000	4.875	(f)	11/15/20	5,037,500
EUR	2,500,000	5.125		04/15/21	2,801,008
LyondellBasell Industries NV (NR/NR)(e)
	2,250,000	1.000		08/15/15	249,694
Momentive Performance Materials, Inc. (NR/NR)(b)(d)
	$3,110,000	8.875		10/15/20	—
Nell AF SARL (NR/NR)(c)
	10,625,000	8.375		12/30/49	956,250
PQ Corp. (B-/B2)(b)(c)
	5,850,000	6.750		11/15/22	6,098,625
WR Grace & Co. (BB+/Ba3)(c)
	6,000,000	5.125		10/01/21	6,165,000
	8,000,000	5.625		10/01/24	8,200,000

					29,508,077

Conglomerates(b) – 0.4%
Park-Ohio Industries, Inc. (B-/B3)
	15,000,000	8.125		04/01/21	15,000,000

Construction Machinery(b)(c) – 1.4%
ATS Automation Tooling Systems, Inc. (B+/B2)
	10,250,000	6.500		06/15/23	10,416,562
DH Services Luxembourg Sarl (CCC+/Caa1)
	15,000,000	7.750		12/15/20	15,637,500
Manitowoc Foodservice, Inc. (B/Caa1)
	3,450,000	9.500		02/15/24	3,851,063
Milacron LLC/Mcron Finance Corp. (B-/Caa1)
	9,000,000	7.750		02/15/21	9,225,000
Shape Technologies Group, Inc. (B/B2)
	11,350,000	7.625		02/01/20	11,236,500

					50,366,625

Consumer Products - Household & Leisure(b) – 0.7%
Spectrum Brands, Inc. (BB-/B2)
	6,915,000	6.625		11/15/22	7,329,900

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Consumer Products - Household & Leisure(b) – (continued)
The Sun Products Corp. (CCC+/Caa2)(c)
$17,650,000	7.750%	03/15/21	$ 18,311,875

			25,641,775

Consumer Products - Industrial(b) – 0.7%
HD Supply, Inc. (BB/Ba3)(c)
9,000,000	5.250	12/15/21	9,405,000
HD Supply, Inc. (B/B3)(c)
8,945,000	5.750	04/15/24	9,280,438
WESCO Distribution, Inc. (BB-/B1)
8,000,000	5.375	12/15/21	8,060,000

			26,745,438

Consumer Products - Non Durable – 1.7%
Acosta, Inc. (CCC+/Caa1)(b)(c)
10,000,000	7.750	10/01/22	8,825,000
Constellation Brands, Inc. (BB+/Ba1)
11,000,000	4.250	05/01/23	11,426,250
6,000,000	4.750	11/15/24	6,300,000
Prestige Brands, Inc. (B/Caa1)(b)(c)
6,850,000	5.375	12/15/21	6,901,375
3,350,000	6.375	03/01/24	3,446,313
Sally Holdings LLC/Sally Capital, Inc. (BB+/Ba2)(b)
17,000,000	5.750	06/01/22	17,616,250
10,000,000	5.625	12/01/25	10,462,500

			64,977,688

Emerging Markets(b)(c) – 1.0%
Digicel Group Ltd. (NR/Caa1)
11,800,000	8.250	09/30/20	9,764,500
5,000,000	7.125	04/01/22	3,693,750
Digicel Ltd. (NR/B1)
5,000,000	7.000	02/15/20	4,643,750
22,000,000	6.750	03/01/23	18,700,000

			36,802,000

Energy - Exploration & Production – 7.1%
Antero Resources Corp. (BB/Ba3)(b)
1,000,000	6.000	12/01/20	1,005,000
10,000,000	5.375	11/01/21	9,775,000
3,800,000	5.125	12/01/22	3,648,000
10,000,000	5.625	06/01/23	9,750,000
Berry Petroleum Co. LLC (NR/WR)(b)(d)
1,650,000	6.750	11/01/20	561,000
15,510,000	6.375	09/15/22	5,273,400
California Resources Corp. (B/Caa1)(b)(c)
6,162,000	8.000	12/15/22	4,359,615
California Resources Corp. (CCC+/Caa3)(b)
9,837,000	6.000	11/15/24	4,820,130
Carrizo Oil & Gas, Inc. (B+/B3)(b)
4,000,000	7.500	09/15/20	4,050,000
6,000,000	6.250	04/15/23	5,775,000
Chaparral Energy, Inc. (NR/WR)(b)(d)
7,000,000	9.875	10/01/20	4,095,000
10,000,000	7.625	11/15/22	5,850,000
Chesapeake Energy Corp. (D/Caa3)
4,000,000	7.250	12/15/18	3,460,000
Chesapeake Energy Corp. (CCC+/Caa1)(b)(c)
4,950,000	8.000	12/15/22	4,207,500

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy - Exploration & Production – (continued)
Chesapeake Energy Corp. (CC/Caa3)
$7,750,000	5.750%		03/15/23	$ 4,921,250
Concho Resources, Inc. (BB+/Ba2)(b)
1,000,000	7.000		01/15/21	1,030,000
5,450,000	5.500		10/01/22	5,490,875
Continental Resources, Inc. (BB+/Ba3)(b)
1,550,000	7.125		04/01/21	1,600,375
10,000,000	5.000		09/15/22	9,675,000
4,900,000	4.500		04/15/23	4,569,250
6,000,000	3.800		06/01/24	5,250,000
CrownRock LP/CrownRock Finance, Inc. (B+/B3)(b)(c)
8,000,000	7.125		04/15/21	8,200,000
Denbury Resources, Inc. (B/Caa1)(b)(c)
6,000,000	9.000		05/15/21	6,000,000
Halcon Resources Corp. (CCC+/B3)(b)(c)
10,080,000	8.625		02/01/20	9,525,600
Laredo Petroleum, Inc. (B-/B3)(b)
8,400,000	5.625		01/15/22	7,896,000
6,000,000	7.375		05/01/22	6,015,000
10,900,000	6.250		03/15/23	10,355,000
MEG Energy Corp. (BB-/Caa3)(b)(c)
5,500,000	6.500		03/15/21	4,290,000
10,000,000	6.375		01/30/23	7,450,000
Newfield Exploration Co. (BB+/Ba3)(b)
8,000,000	5.375		01/01/26	7,780,000
Oasis Petroleum, Inc. (B+/Caa1)(b)
1,050,000	7.250		02/01/19	1,005,375
16,000,000	6.875		03/15/22	14,780,000
Paramount Resources Ltd. (B+/Caa3)(b)(c)
12,000,000	6.875		06/30/23	9,405,000
Range Resources Corp. (BB+/Ba3)(b)
6,950,000	4.875		05/15/25	6,619,875
Rice Energy, Inc. (B-/B3)(b)
3,283,000	6.250		05/01/22	3,258,377
6,900,000	7.250		05/01/23	7,003,500
Samson Investment Co. (NR/WR)(b)(d)
20,000,000	9.750		02/15/20	400,000
SM Energy Co. (B+/B3)(b)
16,600,000	6.500		11/15/21	15,562,500
Whiting Petroleum Corp. (B/Caa2)(b)
12,000,000	5.000		03/15/19	11,100,000
Whiting Petroleum Corp. (NR/NR)(b)
8,000,000	5.750		03/15/21	7,599,280
7,000,000	6.250		04/01/23	6,587,630
WPX Energy, Inc. (B/B3)(b)
7,000,000	8.250		08/01/23	7,017,500
YPF SA (NR/B3)(c)
9,000,000	8.500		03/23/21	9,562,500

				266,579,532

Energy - Services – 2.6%
CVR Refining LLC/Coffeyville Finance, Inc. (BB-/B1)(b)
5,249,000	6.500		11/01/22	4,540,385
Ensco PLC (BBB/B1)(b)
6,000,000	5.750		10/01/44	3,600,000
FTS International, Inc. (CCC/B1)(b)(c)(e)
5,200,000	8.153		06/15/20	4,368,000
Noble Holding International Ltd. (BBB/B1)
6,450,000	4.900		08/01/20	5,434,125
5,150,000	6.950	(b)	04/01/25	4,107,125

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy - Services – (continued)
Petrobras Global Finance BV (B+/B3)
$9,330,000	3.000%		01/15/19	$ 8,591,764
750,000	8.375		05/23/21	773,287
Pride International, Inc. (BBB/B1)
6,000,000	6.875		08/15/20	5,726,400
Rowan Cos., Inc. (BBB-/B1)
1,848,000	7.875		08/01/19	1,903,440
1,350,000	4.875	(b)	06/01/22	1,181,250
2,650,000	4.750	(b)	01/15/24	2,153,125
7,000,000	5.400	(b)	12/01/42	4,620,000
Sunoco LP/Sunoco Finance Corp. (BB-/Ba3)(b)(c)
8,150,000	5.500		08/01/20	8,048,125
4,850,000	6.250		04/15/21	4,837,875
6,000,000	6.375		04/01/23	5,955,000
Transocean, Inc. (BB-/B2)
20,000,000	6.375		12/15/21	16,800,000
12,000,000	7.500		04/15/31	7,800,000
Weatherford International Ltd. (BB-/B2)
10,000,000	6.500		08/01/36	7,325,000

				97,764,901

Entertainment & Leisure(b) – 0.4%
AMC Entertainment, Inc. (B/B2)
4,850,000	5.750		06/15/25	4,813,625
Carmike Cinemas, Inc. (BB/B1)(c)
3,950,000	6.000		06/15/23	4,127,750
Cinemark USA, Inc. (BB/B2)
5,850,000	4.875		06/01/23	5,791,500
Regal Entertainment Group (B-/B3)
900,000	5.750		03/15/22	922,500

				15,655,375

Environmental(b) – 0.3%
Advanced Disposal Services, Inc. (CCC+/Caa2)
11,000,000	8.250		10/01/20	11,137,500

Finance – 5.3%
Aircastle Ltd. (BB+/Ba1)
800,000	5.500		02/15/22	836,000
4,400,000	5.000		04/01/23	4,477,000
Ally Financial, Inc. (BB+/Ba3)
10,000,000	6.250		12/01/17	10,450,000
Ally Financial, Inc. (BB+/NR)
5,550,000	3.600		05/21/18	5,563,875
Ally Financial, Inc. (BB+/Ba3)
3,050,000	3.500		01/27/19	3,053,812
2,500,000	5.125		09/30/24	2,550,000
15,000,000	8.000		11/01/31	17,400,000
CIT Group, Inc. (BB+/Ba3)
23,050,000	5.500	(c)	02/15/19	24,087,250
6,250,000	5.000		08/15/22	6,359,375
HRG Group, Inc. (B+/Ba3)(b)
6,900,000	7.875		07/15/19	7,236,375
International Lease Finance Corp. (BBB-/Ba1)
1,750,000	8.875		09/01/17	1,859,375
International Lease Finance Corp. (BBB-/Baa3)(c)
5,000,000	7.125		09/01/18	5,475,000
International Lease Finance Corp. (BBB-/Ba1)
19,000,000	5.875		04/01/19	20,258,750
7,000,000	4.625		04/15/21	7,210,000
Jefferies LoanCore LLC/JLC Finance Corp. (B/B1)(b)(c)
5,000,000	6.875		06/01/20	4,375,000

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Finance – (continued)
Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)(b)
	$10,950,000	6.500%	08/01/18	$ 10,621,500
	5,000,000	7.875	10/01/20	4,675,000
	7,000,000	6.500	07/01/21	6,020,000
Navient Corp. (BB-/Ba3)
	15,000,000	5.500	01/15/19	15,000,000
	11,150,000	4.875	06/17/19	10,759,750
	6,000,000	5.875	03/25/21	5,655,000
	5,000,000	6.125	03/25/24	4,387,500
Rialto Holdings LLC/Rialto Corp. (B/B1)(b)(c)
	11,300,000	7.000	12/01/18	11,342,375
Speedy Cash Intermediate Holdings Corp. (B-/Caa1)(b)(c)
	8,000,000	10.750	05/15/18	4,590,000
Synovus Financial Corp. (BB+/Ba2)
	5,000,000	7.875	02/15/19	5,537,500

				199,780,437

Food – 1.2%
Performance Food Group, Inc. (BB-/B2)(b)(c)
	11,700,000	5.500	06/01/24	11,904,750
Post Holdings, Inc. (B/B3)(b)(c)
	200,000	6.000	12/15/22	205,500
R&R Ice Cream PLC (B/B2)(b)
AUD	4,900,000	8.250	05/15/20	3,806,590
Shearer’s Foods LLC/Chip Finance Corp. (B/B1)(b)(c)
	$6,957,000	9.000	11/01/19	7,330,939
The WhiteWave Foods Co. (BB-/B1)
	5,200,000	5.375	10/01/22	5,577,000
US Foods, Inc. (B/B3)(b)(c)
	7,150,000	5.875	06/15/24	7,328,750
Wells Enterprises, Inc. (B+/B2)(b)(c)
	8,750,000	6.750	02/01/20	9,012,500

				45,166,029

Gaming – 3.8%
Boyd Gaming Corp. (B-/B3)(b)(c)
	4,450,000	6.375	04/01/26	4,661,375
Downstream Development Authority of the Quapaw Tribe of Oklahoma (B/B3)(b)(c)
	2,900,000	10.500	07/01/19	2,805,750
GLP Capital LP/GLP Financing II, Inc. (BB+/Ba1)
	2,680,000	4.375	04/15/21	2,760,400
	9,600,000	5.375	04/15/26	9,888,000
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (BB/B1)(b)(c)
	4,490,000	5.000	06/01/24	4,591,025
	10,640,000	5.250	06/01/26	10,892,700
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc. (B+/B2)(b)(c)
	4,500,000	5.625	05/01/24	4,736,250
MGM Resorts International (B+/B1)
	17,000,000	6.750	10/01/20	18,572,500
	21,000,000	6.625	12/15/21	22,680,000
	13,000,000	7.750	03/15/22	14,722,500
	700,000	6.000	03/15/23	738,500
New Red Finance, Inc. (B+/Ba3)(b)(c)
	15,000,000	4.625	01/15/22	15,225,000
New Red Finance, Inc. (B-/B3)(b)(c)
	10,000,000	6.000	04/01/22	10,350,000

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Gaming – (continued)
Scientific Games International, Inc. (B/Caa1)(b)
$14,000,000	10.000%	12/01/22	$ 11,375,000
Seminole Hard Rock Entertainment, Inc. (BB-/B2)(b)(c)
9,200,000	5.875	05/15/21	9,292,000

			143,291,000

Health Care - Medical Products(c) – 0.2%
Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)
6,000,000	5.875	01/31/22	6,592,500

Health Care - Pharmaceuticals(b)(c) – 1.9%
Concordia International Corp. (CCC+/Caa2)
8,000,000	7.000	04/15/23	6,780,000
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (B/B3)
13,000,000	6.000	07/15/23	11,440,000
Valeant Pharmaceuticals International, Inc. (B-/B3)
13,000,000	5.375	03/15/20	11,115,000
8,000,000	6.375	10/15/20	6,880,000
7,000,000	7.500	07/15/21	6,177,500
5,000,000	5.625	12/01/21	4,125,000
3,000,000	7.250	07/15/22	2,557,500
400,000	5.500	03/01/23	320,000
27,000,000	5.875	05/15/23	21,802,500

			71,197,500

Health Care - Services – 5.3%
Centene Corp. (BB/Ba2)(b)(c)
10,900,000	5.625	02/15/21	11,363,250
5,500,000	6.125	02/15/24	5,843,750
CHS/Community Health Systems, Inc. (BB/Ba3)(b)
3,000,000	5.125	08/15/18	3,041,250
CHS/Community Health Systems, Inc. (B-/Caa1)(b)
5,000,000	8.000	11/15/19	4,893,750
6,000,000	6.875	02/01/22	5,250,000
DaVita HealthCare Partners, Inc. (B+/B1)(b)
700,000	5.125	07/15/24	707,000
ExamWorks Group, Inc. (B-/B3)(b)
5,800,000	5.625	04/15/23	6,438,000
HCA Holdings, Inc. (B+/B1)
2,100,000	6.250	02/15/21	2,252,250
HCA, Inc. (BBB-/Ba1)
32,900,000	6.500	02/15/20	36,395,625
HCA, Inc. (B+/B1)
11,000,000	7.500	02/15/22	12,512,500
HCA, Inc. (BBB-/Ba1)
5,000,000	4.750	05/01/23	5,125,000
20,000,000	5.000	03/15/24	20,700,000
20,000,000	5.250	04/15/25	20,900,000
MEDNAX, Inc. (BBB-/Ba2)(b)(c)
9,750,000	5.250	12/01/23	9,871,875
MPH Acquisition Holdings LLC (B-/Caa1)(b)(c)
2,250,000	7.125	06/01/24	2,362,500
MPT Operating Partnership LP/MPT Finance Corp. (BBB-/Ba1)(b)
10,000,000	6.875	05/01/21	10,325,000
2,000,000	6.375	03/01/24	2,130,000
Quintiles Transnational Corp. (BB+/Ba3)(b)(c)
2,200,000	4.875	05/15/23	2,233,000
Tenet Healthcare Corp. (CCC+/Caa1)
1,500,000	5.000	03/01/19	1,451,250

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care - Services – (continued)
Tenet Healthcare Corp. (BB-/Ba3)(b)(e)
$16,650,000	4.153%		06/15/20	$ 16,525,125
Tenet Healthcare Corp. (CCC+/Caa1)
18,900,000	6.750		06/15/23	18,144,000

				198,465,125

Home Construction – 1.9%
Beazer Homes USA, Inc. (CCC+/Caa1)(b)
6,000,000	7.500		09/15/21	5,100,000
5,000,000	7.250		02/01/23	4,093,750
Brookfield Residential Properties, Inc. (B+/B1)(b)(c)
3,000,000	6.500		12/15/20	2,966,250
5,000,000	6.125		07/01/22	4,781,250
4,000,000	6.375	(f)	05/15/25	3,635,000
Calatlantic Group, Inc. (BB/Ba2)(b)
7,450,000	6.250		12/15/21	7,915,625
Century Communities, Inc. (B/B3)(b)
5,075,000	6.875		05/15/22	4,903,719
D.R. Horton, Inc. (BB+/Ba1)(b)
2,000,000	4.375		09/15/22	2,057,500
5,000,000	4.750		02/15/23	5,212,500
Lennar Corp. (BB/Ba2)(b)
8,000,000	4.750		11/15/22	8,110,000
4,800,000	4.875		12/15/23	4,788,000
Toll Brothers Finance Corp. (BB+/Ba1)(b)
7,650,000	4.375		04/15/23	7,640,437
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. (BB-/B1)
1,350,000	4.375		06/15/19	1,350,000
8,000,000	5.875		06/15/24	8,130,000
William Lyon Homes, Inc. (B-/B3)(b)
400,000	7.000		08/15/22	400,000

				71,084,031

Life Insurance(b)(c) – 0.3%
Fidelity & Guaranty Life Holdings, Inc. (BB-/Ba3)
10,000,000	6.375		04/01/21	10,000,000

Lodging(b)(c)(g) – 0.2%
New Cotai LLC/New Cotai Capital Corp. (NR/NR)
9,166,523	10.625		05/01/19	5,729,077

Machinery(b) – 0.4%
AECOM (BB-/Ba3)
5,000,000	5.875		10/15/24	5,175,000
EnPro Industries, Inc. (BB-/B1)
4,450,000	5.875		09/15/22	4,494,500
Oshkosh Corp. (BB+/Ba3)
4,400,000	5.375		03/01/25	4,521,000

				14,190,500

Media - Broadcasting & Radio(b) – 3.4%
AMC Networks, Inc. (BB/Ba3)
14,150,000	5.000		04/01/24	14,008,500
iHeartCommunications, Inc. (CC/Ca)
3,450,000	10.000		01/15/18	1,776,750
iHeartCommunications, Inc. (CCC/Caa1)
8,386,000	9.000		12/15/19	6,268,535
15,750,000	10.625		03/15/23	10,867,500
Sinclair Television Group, Inc. (B+/B1)(c)
5,000,000	5.875		03/15/26	5,137,500

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media - Broadcasting & Radio(b) – (continued)
Sirius XM Radio, Inc. (BB/Ba3)(c)
$10,000,000	5.750%		08/01/21	$ 10,375,000
7,000,000	6.000		07/15/24	7,236,250
10,000,000	5.375		04/15/25	9,950,000
Tribune Media Co. (BB-/B2)
22,650,000	5.875		07/15/22	22,536,750
Univision Communications, Inc. (CCC+/Caa1)(c)
1,448,000	8.500		05/15/21	1,511,350
Univision Communications, Inc. (B+/B2)(c)
20,000,000	6.750		09/15/22	21,100,000
15,000,000	5.125		05/15/23	14,962,500
2,000,000	5.125		02/15/25	1,975,000

				127,705,635

Media - Cable – 7.1%
Adelphia Communications Corp. (NR/NR)
2,000,000	10.250		06/15/49	—
Altice US Finance I Corp. (BB-/Ba3)(b)(c)
1,650,000	5.375		07/15/23	1,643,813
25,950,000	5.500		05/15/26	25,917,562
CCO Holdings LLC/CCO Holdings Capital Corp. (BB+/B1)(b)
6,000,000	5.750		09/01/23	6,195,000
18,900,000	5.875	(c)	04/01/24	19,608,750
20,850,000	5.750	(c)	02/15/26	21,475,500
2,800,000	5.500	(c)	05/01/26	2,856,000
18,000,000	5.875	(c)	05/01/27	18,585,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/Caa1)(b)(c)
5,250,000	7.750		07/15/25	5,466,562
CSC Holdings LLC (B-/B2)
2,000,000	8.625		02/15/19	2,200,000
8,900,000	6.750		11/15/21	9,078,000
24,000,000	5.250		06/01/24	21,720,000
DISH DBS Corp. (BB-/Ba3)
5,000,000	6.750		06/01/21	5,181,250
3,540,000	5.875		07/15/22	3,442,650
19,000,000	5.875		11/15/24	17,812,500
11,000,000	7.750	(c)	07/01/26	11,330,000
Midcontinent Communications & Midcontinent Finance Corp. (B/B3)(b)(c)
5,000,000	6.250		08/01/21	5,162,500
Numericable - SFR SA (B+/B1)(b)(c)
10,000,000	7.375		05/01/26	9,850,000
Numericable-SFR SA (B+/B1)(b)(c)
40,000,000	6.000		05/15/22	39,100,000
UPCB Finance IV Ltd. (BB/Ba3)(b)(c)
11,200,000	5.375		01/15/25	11,088,000
Virgin Media Finance PLC (B/B2)(b)(c)
6,000,000	6.375		04/15/23	6,030,000
Virgin Media Secured Finance PLC (BB-/Ba3)(b)(c)
10,000,000	5.500		08/15/26	9,750,000
VTR Finance BV (B+/B1)(b)(c)
11,450,000	6.875		01/15/24	11,392,750

				264,885,837

Media - Diversified – 0.5%
Videotron Ltd. (BB/Ba2)
10,000,000	5.000		07/15/22	10,350,000
8,000,000	5.375	(b)(c)	06/15/24	8,140,000

				18,490,000

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media - Non Cable – 0.2%
Netflix, Inc. (B+/B1)
$5,000,000	5.500%		02/15/22	$ 5,212,500
3,450,000	5.875		02/15/25	3,605,250

				8,817,750

Metals – 1.6%
AK Steel Corp. (BB-/B2)(b)
6,950,000	7.500		07/15/23	7,071,625
Alcoa, Inc. (BBB-/Ba1)
1,425,000	6.150		08/15/20	1,539,000
1,250,000	5.400	(b)	04/15/21	1,328,125
7,075,000	5.125	(b)	10/01/24	7,110,375
ArcelorMittal (BB/Ba2)
10,450,000	6.000		03/01/21	10,672,063
10,500,000	6.750		02/25/22	11,051,250
3,800,000	6.125		06/01/25	3,776,250
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (BB/Ba2)(b)(c)
5,050,000	6.500		05/15/21	5,226,750
Steel Dynamics, Inc. (BB+/Ba2)(b)
5,000,000	5.125		10/01/21	5,131,250
5,000,000	5.250		04/15/23	5,125,000

				58,031,688

Mining – 1.8%
Anglo American Capital PLC (BB/Ba3)(c)
3,950,000	9.375		04/08/19	4,493,125
5,000,000	3.625		05/14/20	4,800,000
6,550,000	4.450		09/27/20	6,369,875
6,650,000	4.125		04/15/21	6,317,500
Freeport-McMoRan, Inc. (BB/B1)
7,800,000	2.300		11/14/17	7,683,000
13,800,000	3.550	(b)	03/01/22	12,144,000
20,000,000	5.450	(b)	03/15/43	16,050,000
New Gold, Inc. (B+/B3)(b)(c)
10,950,000	6.250		11/15/22	10,676,250

				68,533,750

Packaging(b) – 2.5%
Ardagh Finance Holdings SA (CCC+/Caa2)(c)(g)
18,673,429	8.625		06/15/19	18,906,847
Ardagh Packaging Finance PLC (CCC+/B3)(c)
10,000,000	6.250		01/31/19	10,100,000
Ardagh Packaging Finance PLC (NR/B3)(c)
1,685,294	7.000		11/15/20	1,651,588
Ardagh Packaging Finance PLC (CCC+/B3)(c)
7,822,000	7.250		05/15/24	7,997,995
BWAY Holding Co. (CCC/Caa2)(c)
19,000,000	9.125		08/15/21	18,240,000
Reynolds Group Issuer, Inc. (CCC+/Caa2)
15,000,000	9.875		08/15/19	15,487,500
5,750,000	7.000	(c)	07/15/24	5,915,313
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B+/B1)(c)
14,450,000	5.125		07/15/23	14,666,750

				92,965,993

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Paper – 0.8%
Clearwater Paper Corp. (BB+/Ba2)
$5,000,000	4.500	%(b)	02/01/23	$ 4,850,000
15,000,000	5.375	(c)	02/01/25	14,962,500
Mercer International, Inc. (B+/B2)(b)
4,350,000	7.000		12/01/19	4,339,125
7,000,000	7.750		12/01/22	7,000,000
Stone Container Finance Co. of Canada II (NR/WR)(b)(d)
2,250,000	7.375		07/15/14	—

				31,151,625

Printing(b)(c) – 0.3%
Southern Graphics, Inc. (CCC+/Caa1)
11,000,000	8.375		10/15/20	10,986,250

Publishing(b) – 1.3%
Gray Television, Inc. (B+/B3)(c)
17,000,000	5.875		07/15/26	17,085,000
Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)(c)
15,150,000	5.000		04/15/22	15,490,875
Outfront Media Capital LLC/Outfront Media Capital Corp. (BB-/B1)
6,000,000	5.875		03/15/25	6,180,000
The Nielsen Co Luxembourg SARL (BB+/B1)(c)
8,850,000	5.500		10/01/21	9,159,750

				47,915,625

Real Estate(b) – 0.5%
CBRE Services, Inc. (BBB/Baa3)
9,250,000	5.250		03/15/25	9,803,821
DuPont Fabros Technology LP (BB/Ba1)
10,000,000	5.875		09/15/21	10,450,000

				20,253,821

Retailers – 1.1%
Dollar Tree, Inc. (BB-/Ba3)(b)(c)
10,050,000	5.750		03/01/23	10,703,250
L Brands, Inc. (BB+/Ba1)
15,050,000	5.625		02/15/22	16,178,750
Neiman Marcus Group Ltd., Inc. (CCC/Caa2)(b)(c)
3,150,000	8.000		10/15/21	2,543,625
6,200,000	8.750	(g)	10/15/21	4,712,000
The William Carter Co. (BB+/Ba2)(b)
8,000,000	5.250		08/15/21	8,260,000

				42,397,625

Services Cyclical - Business Services(b)(c) – 0.4%
SPL Logistics Escrow LLC/SPL Logistics Finance Corp. (CCC+/B3)
5,150,000	8.875		08/01/20	3,971,938
WEX, Inc. (BB-/Ba3)
10,000,000	4.750		02/01/23	9,700,000

				13,671,938

Services Cyclical - Rental Equipment(b) – 1.2%
Ahern Rentals, Inc. (B/B3)(c)
21,400,000	7.375		05/15/23	15,087,000
Ashtead Capital, Inc. (BB/Ba3)(c)
2,050,000	5.625		10/01/24	2,055,125

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Services Cyclical - Rental Equipment(b) – (continued)
United Rentals North America, Inc. (BB+/Ba1)
	$10,000,000	4.625%	07/15/23	$ 10,075,000
United Rentals North America, Inc. (BB-/B1)
	5,000,000	5.750	11/15/24	5,031,250
	5,200,000	5.500	07/15/25	5,115,500
	7,550,000	5.875	09/15/26	7,483,938

				44,847,813

Technology - Hardware – 2.7%
Advanced Micro Devices, Inc. (CCC/Caa2)
	5,850,000	6.750	03/01/19	5,586,750
Ancestry.com, Inc. (CCC+/B3)(b)
	4,999,000	11.000	12/15/20	5,361,428
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (BB/Ba2)(b)(c)
	5,700,000	5.875	06/15/21	5,828,250
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (BBB-/Baa3)(b)(c)
	9,300,000	5.450	06/15/23	9,620,949
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (BB/Ba2)(b)(c)
	3,800,000	7.125	06/15/24	3,971,000
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (BBB-/Baa3)(b)(c)
	9,350,000	8.100	07/15/36	10,053,044
Micron Technology, Inc. (BB/Ba3)(b)(c)
	15,000,000	5.250	08/01/23	12,825,000
Micron Technology, Inc. (BBB-/Baa2)(b)(c)
	7,000,000	7.500	09/15/23	7,437,500
NCR Corp. (BB/B1)(b)
	7,000,000	5.000	07/15/22	6,860,000
NXP BV/NXP Funding LLC (BB+/Ba2)(c)
	14,650,000	4.625	06/01/23	14,906,375
Qorvo, Inc. (BB+/Ba1)(b)(c)
	6,550,000	6.750	12/01/23	6,812,000
VeriSign, Inc. (BB+/Ba1)(b)
	6,150,000	5.250	04/01/25	6,319,125
Western Digital Corp. (BBB-/Ba1)(b)(c)
	5,000,000	7.375	04/01/23	5,325,000

				100,906,421

Technology - Software/Services(b) – 3.5%
Aspect Software, Inc. (NR/WR)(d)
	6,000,000	10.625	05/15/17	15,000
BMC Software Finance, Inc. (CCC+/Caa1)(c)
	19,000,000	8.125	07/15/21	14,297,500
CyrusOne LP/CyrusOne Finance Corp. (B+/B1)
	7,000,000	6.375	11/15/22	7,280,000
Equinix, Inc. (BB/B1)
	4,250,000	5.375	01/01/22	4,377,500
	10,000,000	5.375	04/01/23	10,250,000
	18,000,000	5.750	01/01/25	18,540,000
	9,650,000	5.875	01/15/26	10,036,000
First Data Corp. (BB/B1)(c)
	8,700,000	6.750	11/01/20	9,091,500
	6,000,000	5.000	01/15/24	6,015,000
First Data Corp. (B/Caa1)(c)
	12,400,000	5.750	01/15/24	12,276,000
IHS, Inc. (BB+/Ba1)
	10,000,000	5.000	11/01/22	10,400,000
Infor US, Inc. (NR/Caa1)
EUR	3,980,000	5.750	05/15/22	3,756,492
Infor US, Inc. (B-/Caa1)
	$7,000,000	6.500	05/15/22	6,667,500

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Technology - Software/Services(b) – (continued)
Nuance Communications, Inc. (BB-/Ba3)(c)
$10,000,000	5.375%		08/15/20	$ 10,150,000
Open Text Corp. (BB/Ba2)(c)
9,350,000	5.875		06/01/26	9,350,000

				132,502,492

Telecommunications – 3.1%
CenturyLink, Inc. (BB/Ba3)(b)
16,050,000	7.500		04/01/24	16,130,250
Frontier Communications Corp. (BB-/Ba3)
18,000,000	8.500		04/15/20	19,125,000
1,394,000	8.875	(b)	09/15/20	1,488,095
2,900,000	10.500	(b)	09/15/22	3,066,750
Level 3 Financing, Inc. (B+/B1)(b)
6,000,000	5.375		01/15/24	6,000,000
9,200,000	5.375		05/01/25	9,154,000
10,350,000	5.250	(c)	03/15/26	10,143,000
Telecom Italia Capital SA (BB+/Ba1)
7,100,000	7.721		06/04/38	7,384,000
Telecom Italia SpA (BB+/Ba1)(c)
15,800,000	5.303		05/30/24	15,800,000
Windstream Services LLC (B+/B2)(b)
23,000,000	7.750	(f)	10/15/20	22,540,000
6,000,000	7.750		10/01/21	5,655,000

				116,486,095

Telecommunications - Cellular – 8.3%
Altice Financing SA (BB-/B1)(b)(c)
19,000,000	6.500		01/15/22	19,047,500
17,100,000	6.625		02/15/23	16,843,500
22,665,000	7.500		05/15/26	22,155,037
Altice Finco SA (B-/B3)(b)(c)
7,000,000	8.125		01/15/24	6,842,500
Communications Sales & Leasing, Inc. (B-/Caa1)(b)
16,000,000	8.250		10/15/23	16,220,000
SoftBank Group Corp. (BB+/Ba1)(c)
10,000,000	4.500		04/15/20	10,262,500
Sprint Capital Corp. (B/Caa1)
25,600,000	6.900		05/01/19	24,480,000
Sprint Communications, Inc. (B/Caa1)
3,000,000	8.375		08/15/17	3,071,250
Sprint Communications, Inc. (BB-/B1)(c)
15,450,000	9.000		11/15/18	16,415,625
6,000,000	7.000		03/01/20	6,285,000
Sprint Communications, Inc. (B/Caa1)
20,000,000	7.000		08/15/20	17,775,000
14,700,000	11.500		11/15/21	14,277,375
Sprint Corp. (B/Caa1)
24,300,000	7.250		09/15/21	20,715,750
45,000,000	7.875		09/15/23	36,843,750
T-Mobile USA, Inc. (BB/Ba3)(b)
9,050,000	6.542		04/28/20	9,321,500
16,000,000	6.250		04/01/21	16,720,000
5,000,000	6.125		01/15/22	5,243,750
9,000,000	6.731		04/28/22	9,450,000
18,000,000	6.500		01/15/26	18,990,000
Wind Acquisition Finance SA (BB/Ba3)(b)(c)
9,000,000	4.750		07/15/20	8,797,500

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Telecommunications - Cellular – (continued)
Wind Acquisition Finance SA (B/Caa1)(b)(c)
$10,000,000	7.375%		04/23/21	$ 9,575,000

				309,332,537

Telecommunications - Satellites(b) – 0.8%
Inmarsat Finance PLC (BB+/Ba2)(c)
9,000,000	4.875		05/15/22	8,190,000
Intelsat Jackson Holdings SA (CC/Caa2)
5,000,000	7.500		04/01/21	3,450,000
Intelsat Jackson Holdings SA (D/Caa3)
5,000,000	6.625		12/15/22	3,375,000
Intelsat Jackson Holdings SA (CC/Caa2)
7,000,000	5.500		08/01/23	4,445,000
Intelsat Luxembourg SA (CC/Ca)
28,000,000	7.750		06/01/21	6,790,000
10,000,000	8.125		06/01/23	2,425,000

				28,675,000

Utilities - Distribution(b) – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp. (NR/Ba3)
7,000,000	5.875		08/20/26	6,991,250

Utilities - Electric(b) – 1.3%
Calpine Corp. (BB/Ba2)(c)
4,000,000	6.000		01/15/22	4,190,000
Calpine Corp. (B/B2)
10,000,000	5.375		01/15/23	9,750,000
Calpine Corp. (BB/Ba2)(c)
5,550,000	7.875		01/15/23	5,841,375
Calpine Corp. (B/B2)
3,850,000	5.500		02/01/24	3,720,063
Dynegy, Inc. (B+/B3)
17,000,000	6.750		11/01/19	17,000,000
NRG Energy, Inc. (BB-/B1)
8,000,000	8.250		09/01/20	8,240,000

				48,741,438

Utilities - Pipelines – 3.0%
Blue Racer Midstream LLC/Blue Racer Finance Corp. (B-/B3)(b)(c)
5,000,000	6.125		11/15/22	4,737,500
Energy Transfer Equity LP (BB/Ba2)
4,000,000	7.500		10/15/20	4,260,000
4,000,000	5.875	(b)	01/15/24	3,900,000
450,000	5.500	(b)	06/01/27	423,000
EnLink Midstream Partners LP (BBB-/Ba2)(b)
3,100,000	4.400		04/01/24	2,894,470
1,550,000	4.150		06/01/25	1,428,759
Genesis Energy LP/Genesis Energy Finance Corp. (B+/B1)(b)
2,111,000	6.000		05/15/23	1,984,340
MPLX LP (BBB-/Baa3)(b)(c)
2,142,000	5.500		02/15/23	2,152,710
3,441,000	4.500		07/15/23	3,354,975
4,247,000	4.875		12/01/24	4,162,060
ONEOK, Inc. (BB+/Ba1)(b)
250,000	4.250		02/01/22	232,812
2,300,000	7.500		09/01/23	2,449,500
Sabine Pass Liquefaction LLC (BB+/Ba2)
11,000,000	6.250	(b)	03/15/22	11,247,500
10,000,000	5.625	(b)	04/15/23	10,000,000

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Utilities - Pipelines – (continued)
Sabine Pass Liquefaction LLC (BB+/Ba2) – (continued)
$20,000,000	5.750	%(b)	05/15/24	$ 19,900,000
7,000,000	5.875	(c)	06/30/26	7,000,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (BB-/Ba3)(b)
9,000,000	6.875		02/01/21	9,157,500
5,000,000	5.250		05/01/23	4,737,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp. (BB/Ba3)(b)
5,000,000	6.375		05/01/24	5,225,000
The Williams Cos., Inc. (BB/Ba1)(b)
3,544,000	3.700		01/15/23	3,109,860
Williams Partners LP (BBB-/Baa3)(b)
2,550,000	4.500		11/15/23	2,453,044
9,000,000	4.300		03/04/24	8,535,793

				113,346,323

TOTAL CORPORATE OBLIGATIONS (Cost $3,472,504,747)				$3,371,923,058

Shares	Rate			Value
Preferred Stock(b)(g)(h) – 0.1%
Media - Broadcasting & Radio – 0.1%
3,014	Spanish Broadcasting System, Inc. (Cost $3,042,344)			$ 2,411,200

Shares	Description			Value
Common Stocks – 0.2%
40	Dawn Holdings, Inc.(d)			$ —
80,000	Denbury Resources, Inc.			287,200
667,058	Magnum Hunter Resources Corp.(d)			7,290,944
28,148	Motors Liquidation Co.			315,257
21	New Cotai Class B Shares(d)			—
10	Nycomed(d)			—
3,874	Panolam Holdings Co.(d)			39
2,500	Port Townsend Holdings Co., Inc.(d)			—

TOTAL COMMON STOCKS (Cost $10,924,971)				$ 7,893,440

Units	Expiration Date			Value
Warrant(d) – 0.0%
Lender Process Services, Inc. (NR/NR)
14,274	12/31/20			$ —
(Cost $21,898,892)

Shares	Rate			Value
Investment Company(i) – 4.9%
Goldman Sachs Financial Square Government Fund - FST Shares
184,884,516	0.290%			$ 184,884,516
(Cost $184,884,516)

Shares	Description			Value
Exchange Traded Fund – 1.6%
698,694	iShares iBoxx $ High Yield Corporate Bond ETF (NR/NR) (Cost $58,332,073)			$ 59,172,395

TOTAL INVESTMENTS – 99.6% (Cost $3,874,103,687)				$3,719,152,348

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreements – (0.3)%
Barclays Reverse Repurchase Agreement (NR/NR)
$(4,286,188)	(0.500)%	11/22/16	$ (4,286,188)
(3,660,000)	(0.250)	04/12/17	(3,660,000)
(5,093,750)	(1.000)	05/26/17	(5,093,750)

TOTAL REVERSE REPURCHASE AGREEMENTS (Cost $(13,039,938))			$ (13,039,938)

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			29,523,096

NET ASSETS – 100.0%			$3,735,635,506

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on June 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,507,348,037, which represents approximately 40.4% of net assets as of June 30, 2016.

(d)	Security is currently in default and/or non-income producing.

(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2016, the value of securities pledged amounted to $13,621,500.

(g)	Pay-in-kind securities.

(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at June 30, 2016.

(i)	Represents an Affiliated fund.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
WR	— Withdrawn Rating

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS HIGH YIELD FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Merrill Lynch International Bank Ltd.	USD	7,562,206	EUR	6,768,117	$7,512,173	07/05/16	$50,033
State Street Bank and Trust	CHF	44,256	USD	44,827	45,335	07/05/16	508
UBS AG (London)	CAD	4,214,253	USD	3,216,965	3,262,004	07/05/16	45,039
	USD	7,520,461	EUR	6,768,117	7,520,255	08/03/16	205

TOTAL							$95,785

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Morgan Stanley & Co.	USD	1,304,201	CAD	1,693,420	$1,310,914	08/03/16	$(6,713)
Royal Bank of Canada	CAD	2,484,247	USD	1,950,442	1,922,908	07/05/16	(27,533)
	USD	6,421,565	CAD	8,391,920	6,495,689	07/05/16	(74,124)

TOTAL							$(108,370)

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Ultra Long U.S. Treasury Bonds	109	September 2016	$20,314,875	$1,312,030
2 Year U.S. Treasury Notes	115	September 2016	25,222,734	168,018
5 Year U.S. Treasury Notes	1,363	September 2016	166,509,618	1,341,717
10 Year U.S. Treasury Notes	(1,770)	September 2016	(235,382,344)	(4,405,828)
20 Year U.S. Treasury Bonds	30	September 2016	5,170,313	169,287

TOTAL				$(1,414,776)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

						Market Value
Referenced Obligation		Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Barclays Bank PLC	CDX North America High Yield Index 26	$66,000	(5.000)%	06/20/21	4.263%	$(1,926,276)	$(243,690)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$3,875,540,947

Gross unrealized gain	73,930,885
Gross unrealized loss	(230,319,484)

Net unrealized security loss	$(156,388,599)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – 80.1%
Aerospace – 1.1%
Silver II US Holdings LLC (B/B3)
$7,303,472	4.000%	12/13/19	$ 6,536,608
Transdigm, Inc. (B/Ba2)
15,011,467	3.750	02/28/20	14,858,950
8,006,303	3.750	06/04/21	7,900,540
4,843,271	3.750	05/14/22	4,763,067

			34,059,165

Airlines – 1.2%
Atlantic Aviation FBO, Inc. (BB-/Ba3)
5,433,306	3.250	06/01/20	5,412,931
Continental Airlines, Inc. (BB+/Ba1)
19,405,904	3.250	04/01/19	19,343,999
Delta Air Lines, Inc. (BBB/Baa2)
11,840,148	3.250	10/18/18	11,822,033
744,375	3.250	08/24/22	742,514

			37,321,477

Automotive - Parts – 1.1%
Chrysler Group LLC (BBB-/Baa3)
9,080,443	3.500	05/24/17	9,069,092
Cooper Standard Holdings, Inc. (BB-/Ba3)
8,451,758	4.000	04/04/21	8,422,176
Gates Global LLC (B+/B2)
8,414,479	4.250	07/06/21	7,963,968
Jason, Inc. (B/B1)
8,842,500	5.500	06/30/21	8,518,246

			33,973,482

Building Materials – 3.9%
American Builders & Contractors Supply Co., Inc. (BBB-/B1)
26,239,979	3.500	04/16/20	26,152,600
Beacon Roofing Supply, Inc. (BB+/B2)
5,806,125	4.000	10/01/22	5,797,648
CPG International, Inc. (B/B2)
3,886,931	4.750	09/30/20	3,814,051
Gyp Holdings III Corp. (B/B3)
21,168,000	4.750	04/01/21	20,744,640
HD Supply, Inc. (BB/Ba3)
2,487,469	3.750	08/13/21	2,483,315
Jeld-Wen, Inc. (B/B1)
15,727,509	5.250	10/15/21	15,717,758
10,545,313	4.750	07/01/22	10,505,767
LBM Borrower, LLC (B+/B3)
13,398,750	6.250	08/20/22	13,097,278
PLY Gem Industries, Inc. (B+/B1)
6,574,219	4.000	02/01/21	6,508,477
Quikrete Cos., Inc. (BB-/B1)
17,624,711	4.000	09/28/20	17,577,477

			122,399,011

Capital Goods - Others – 0.2%
USIC Holdings, Inc. (B/B2)
7,197,873	4.000	07/10/20	7,053,915

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans (a) – (continued)
Chemicals – 2.0%
Emerald Performance Materials LLC (B/B1)
	$7,256,494	4.500%	08/01/21	$ 7,202,071
Emerald Performance Materials LLC (CCC+/Caa1)
	6,350,000	7.750	08/01/22	6,191,250
Huntsman International LLC (BB/Ba2)
	3,447,500	3.750	10/01/21	3,431,711
Univar, Inc. (BB-/B2)
	15,445,128	4.250	07/01/22	15,199,705
US Coatings Acquisition, Inc. (BB+/Ba3)
	31,115,708	3.750	02/01/20	31,047,564

				63,072,301

Consumer Products - Household & Leisure – 3.3%
Bombardier Recreational Products, Inc. (BB/Ba3)
	9,521,423	3.750	01/30/19	9,411,355
Coty, Inc. (NR/Ba1)
	4,239,375	3.750	10/27/22	4,226,996
Galleria Co. (BBB-/Ba1)
	8,500,000	3.750	01/26/23	8,478,750
Renfro Corp. (B/B3)
	21,297,518	5.750	01/30/19	20,272,682
Samsonite International SA (BBB-/Ba2)
	7,950,000	4.000	05/12/23	7,971,863
Spectrum Brands, Inc. (BB+/Ba2)
EUR	262,562	0.000	06/23/22	291,378
	$8,027,484	3.507	06/23/22	8,016,165
The Sun Products Corp. (B+/B1)
	44,621,787	5.500	03/23/20	44,384,845

				103,054,034

Consumer Products - Industrial – 1.1%
Atkore International, Inc. (B/B3)
	13,364,118	4.500	04/09/21	13,213,771
Atkore International, Inc. (CCC+/Caa2)
	12,750,000	7.750	10/09/21	12,606,563
Southwire Co. (BB+/Ba2)
	8,737,801	3.000	02/10/21	8,628,579

				34,448,913

Diversified Manufacturing – 2.9%
CPM Holdings, Inc. (B+/B1)
	4,258,256	6.000	04/11/22	4,236,965
Crosby US Acquisition Corp. (B-/B2)
	18,752,233	4.000	11/23/20	15,236,189
Doosan Infracore Co., Ltd. (BB-/Ba3)
	8,229,308	4.500	05/28/21	8,229,308
Dynacast International LLC (B/B1)
	2,755,639	4.500	01/28/22	2,741,861
Gardner Denver, Inc. (B/B2)
	5,234,135	4.250	07/30/20	4,806,663
Mannington Mills, Inc. (BB-/B1)
	3,467,552	4.750	10/01/21	3,390,607
Mirror Bidco Corp. (B/Ba3)
	18,993,702	4.250	12/28/19	18,934,441
Rexnord LLC (BB-/B2)
	32,999,834	4.000	08/21/20	32,555,327

				90,131,361

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans (a) – (continued)
Energy – 1.7%
American Energy - Marcellus LLC (CCC-/Ca)
$13,550,000	5.250%	08/04/20	$ 6,978,250
American Energy - Marcellus LLC (CC/C)
34,190,000	8.500	08/04/21	5,071,403
CITGO Holding, Inc. (B-/Caa1)
3,976,517	9.500	05/12/18	4,001,370
Jonah Energy LLC (B/Caa1)
9,250,000	7.500	05/12/21	8,070,625
Magnum Hunter Resources, Inc. (NR/NR)
1,851,218	8.000	05/06/19	1,795,681
MEG Energy Corp. (BB+/B3)
30,848,254	3.750	03/31/20	27,036,335

			52,953,664

Entertainment – 0.8%
Sabre, Inc. (BB-/Ba2)
488,222	4.000	02/19/18	487,406
2,081,404	4.000	02/19/19	2,078,802
21,378,042	4.500	02/19/19	21,351,320

			23,917,528

Environmental – 0.8%
EnergySolutions LLC (B-/B3)
26,983,548	6.750	05/29/20	26,174,042

Finance – 1.7%
CeramTec Acquisition Corp. (B/Ba3)
1,762,081	4.250	08/30/20	1,759,878
5,773,933	4.250	08/30/20	5,766,715
626,570	4.250	08/30/20	625,787
MKS Instruments, Inc. (BB/Ba2)
8,516,667	4.250	05/01/23	8,516,667
ROC Finance LLC (B+/B2)
1,945,000	5.000	06/20/19	1,849,695
SBA Senior Finance II LLC (BB/B1)
16,145,377	3.250	03/24/21	15,959,220
Victory Capital Management, Inc. (BB-/B2)
19,266,034	7.000	10/31/21	18,784,383

			53,262,345

Food & Beverages – 3.1%
AdvancePierre Foods, Inc. (B/B2)
4,875,000	4.750	06/02/23	4,854,671
Candy Intermediate Holdings, Inc. (B/B2)
7,350,000	5.500	06/15/23	7,331,625
High Liner Foods, Inc. (B+/B2)
8,640,614	4.250	04/24/21	8,554,208
Pinnacle Foods Finance LLC (BB+/Ba2)
6,099,206	3.250	04/29/20	6,094,875
3,706,375	3.750	01/13/23	3,719,755
Shearer’s Foods, Inc. (B/B1)
7,589,813	4.938	06/30/21	7,362,118
Shearer’s Foods, Inc. (CCC+/Caa1)
12,800,000	7.750	06/30/22	11,520,000
US Foods, Inc. (B+/B1)
46,015,883	0.058	06/27/23	46,011,288

			95,448,540

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans (a) – (continued)
Food & Drug Retailers – 0.5%
Rite Aid Corp. (B+/B2)
$8,790,000	5.750%	08/21/20	$ 8,779,013
7,195,000	4.875	06/21/21	7,187,805

			15,966,818

Gaming – 0.3%
Graton Economic Development Authority (B+/B2)
2,153,821	4.772	09/01/22	2,156,514
Marina District Finance Co., Inc. (BB/B2)
4,106,767	6.500	08/15/18	4,101,633
Peninsula Gaming LLC (BB-/B1)
3,980,219	4.250	11/20/17	3,976,238

			10,234,385

Health Care – 0.6%
Community Health Systems, Inc. (BB/Ba3)
7,885,865	3.750	12/31/19	7,657,175
12,478,727	4.000	01/27/21	12,144,173

			19,801,348

Health Care - Medical Products – 0.4%
Alere, Inc. (B+/Ba3)
8,060,946	4.250	06/18/22	8,013,950
Convatec, Inc. (B+/Ba2)
2,649,373	4.250	06/15/20	2,636,126

			10,650,076

Health Care - Pharmaceuticals – 4.5%
Concordia Healthcare Corp. (B+/B1)
5,572,000	5.250	10/21/21	5,332,404
Endo Luxembourg Finance Co. I S.A.R.L. (BB/Ba2)
47,885,516	3.750	09/26/22	47,035,548
Mallinckrodt International Finance SA (BB+/Ba1)
7,849,923	3.250	03/19/21	7,720,400
Valeant Pharmaceuticals International, Inc. (BB-/Ba2)
3,221,870	3.710	10/20/18	3,131,658
4,423,587	4.500	02/13/19	4,295,037
22,597,346	4.750	08/05/20	21,912,420
51,975,819	5.000	04/01/22	50,531,931

			139,959,398

Health Care - Services – 5.8%
21st Century Oncology Holdings, Inc. (CCC/B2)
12,622,500	7.000	04/30/22	11,439,141
American Renal Holdings, Inc. (B/B2)
14,216,786	4.750	09/20/19	14,181,244
Amsurg Corp. (BB-/Ba2)
1,888,425	3.500	07/16/21	1,883,119
Envision Healthcare Corp. (BB-/B1)
10,951,555	4.250	05/25/18	10,939,837
ExamWorks Group, Inc. (B/B1)
3,925,000	5.250	06/08/23	3,913,971
HCA, Inc. (BBB-/Ba1)
7,226,878	3.710	03/17/23	7,244,945
MPH Acquisition Holdings LLC (B+/B1)
49,400,000	5.000	06/07/23	49,511,150
Sedgwick Claims Management Services, Inc. (B/B1)
13,094,467	3.750	03/01/21	12,783,473
Sedgwick Claims Management Services, Inc. (CCC+/Caa2)
13,600,758	6.750	02/28/22	13,022,725

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans (a) – (continued)
Health Care - Services – (continued)
Sedgwick Claims Management Services, Inc. (CCC+/Caa2) – (continued)
	$12,850,000	6.750%	02/28/22	$ 12,303,875
U.S. Renal Care, Inc. (B/B1)
	38,546,985	5.250	12/31/22	38,474,902
U.S. Renal Care, Inc. (CCC+/Caa1)
	4,025,000	9.000	12/31/23	3,944,500

				179,642,882

Lodging – 1.1%
Four Seasons Holdings, Inc. (BB/B1)
	9,586,906	5.250	06/27/20	9,507,048
Hilton Worldwide Finance LLC (BBB/Ba1)
	8,206,802	3.500	10/26/20	8,206,802
La Quinta Intermediate Holding LLC (BB/B1)
	16,559,229	3.750	04/14/21	16,165,947

				33,879,797

Media - Broadcasting & Radio – 3.9%
Getty Images, Inc. (CCC+/B3)
	51,415,950	4.750	10/18/19	38,063,742
iHeart Communications, Inc. (CCC/Caa1)
	20,847,038	7.960	07/30/19	15,166,220
Salem Communications Corp. (B-/B2)
	13,605,265	4.500	03/13/20	13,248,126
Telesat Canada (BB/Ba3)
	1,998,257	3.500	03/28/19	1,985,148
The E.W. Scripps Co. (BBB-/Ba2)
	12,818,635	3.500	11/26/20	12,722,495
Townsquare Media, Inc. (BB-/Ba2)
	3,123,949	4.250	04/01/22	3,112,234
Tribune Media Co. (BB+/Ba2)
	10,870,101	3.750	12/27/20	10,829,338
Univision Communications, Inc. (B+/B2)
	15,067,734	4.000	03/01/20	14,970,849
	11,722,444	4.000	03/01/20	11,636,988

				121,735,140

Media - Cable – 3.1%
Charter Communications Operating LLC (BBB/Ba1)
	28,321,904	3.000	07/01/20	28,091,930
	11,467,466	3.000	01/04/21	11,392,927
Neptune Finco Corp. (BB-/Ba1)
	14,775,000	5.000	10/09/22	14,778,694
Numericable Group SA (B+/B1)
	3,706,375	4.563	07/31/22	3,641,513
Numericable U.S. LLC (B+/B1)
	5,125,000	5.000	01/15/24	5,073,750
Wave Division Holdings LLC (BB-/Ba3)
	6,755,000	4.000	10/15/19	6,735,275
Ziggo N.V. (BB-/Ba3)
	7,767,269	3.601	01/15/22	7,573,087
	4,722,769	3.648	01/15/22	4,604,700
	7,328,726	3.652	01/15/22	7,145,508
EUR	1,592,250	3.750	01/15/22	1,733,868
	1,025,750	3.750	01/15/22	1,116,982
	2,882,000	3.750	01/15/22	3,138,331

				95,026,565

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans (a) – (continued)
Media - Non Cable – 3.6%
Advantage Sales & Marketing, Inc. (B/B1)
$8,112,692	4.250%	07/23/21	$ 7,893,001
Advantage Sales & Marketing, Inc. (CCC+/Caa1)
4,203,226	7.500	07/25/22	3,893,239
Checkout Holding Corp. (B/B1)
20,914,586	4.500	04/09/21	17,446,320
Checkout Holding Corp. (CCC/Caa1)
21,800,000	7.750	04/11/22	13,488,750
Media General, Inc. (BB+/Ba3)
9,083,020	4.000	07/31/20	9,071,666
NEP Supershooters LP (B-/Caa1)
20,832,739	10.000	07/22/20	19,686,938
NEP/NCP Holdco, Inc. (B+/B1)
25,593,293	4.250	01/22/20	24,985,452
Renaissance Learning, Inc. (B-/B1)
7,435,989	4.500	04/09/21	7,240,794
Renaissance Learning, Inc. (CCC/Caa2)
9,612,400	8.000	04/11/22	8,747,284

			112,453,444

Metals & Mining – 1.0%
FMG Resources (August 2006) Pty Ltd. (BB+/Ba2)
13,242,460	4.250	06/30/19	12,646,549
Freeport-McMoRan Copper & Gold, Inc. (BB/NR)
4,105,496	3.220	05/31/18	3,972,067
Global Brass & Copper, Inc. (BB-/B2)
7,300,000	0.000	06/15/23	7,281,750
Hi Crush Partners LP (B+/Caa1)
7,023,900	4.750	04/28/21	5,619,120
Novelis, Inc. (BB/Ba2)
272,250	4.000	06/02/22	269,301

			29,788,787

Packaging – 2.8%
Ardagh Holdings USA, Inc. (B+/Ba3)
3,545,691	4.000	12/17/19	3,537,926
Berry Plastics Holding Corp. (BB/Ba3)
17,757,234	3.500	02/08/20	17,624,055
15,060,295	3.500	01/06/21	14,923,848
3,000,000	3.750	10/03/22	2,975,820
BWAY Holding Co., Inc. (B-/B2)
23,177,041	5.519	08/14/20	23,061,156
Onex Wizard U.S. Acquisition, Inc. (B+/B1)
15,814,850	4.250	03/13/22	15,671,567
Reynolds Group Holdings, Inc. (B+/B1)
7,609,065	4.500	12/01/18	7,603,434

			85,397,806

Real Estate – 1.8%
Communications Sales & Leasing, Inc. (BB-/B1)
7,655,668	5.000	10/24/22	7,559,972
MGM Growth Properties LLC (BB/B1)
18,977,438	4.000	04/25/23	19,001,159
Realogy Corp. (BB+/Ba2)
20,613,558	3.750	03/05/20	20,562,025
Starwood Property Trust, Inc. (BB/Ba2)
9,334,229	3.500	04/17/20	9,217,551

			56,340,707

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans (a) – (continued)
Restaurants – 2.0%
1011778 B.C. Unlimited Liability Co. (B+/Ba3)
$61,352,327	3.750%	12/10/21	$ 61,244,961

Retailers – 6.2%
Academy Ltd. (B/B2)
9,260,798	5.000	07/01/22	8,658,846
American Apparel (USA) LLC (NR/NR)
1,789,677	12.000	07/05/16	1,789,677
5,705,323	11.070	02/05/20	5,705,323
Bass Pro Group LLC (BB-/B1)
9,103,609	4.000	06/05/20	8,938,652
BJ’s Wholesale Club, Inc. (B-/B3)
21,173,417	4.500	09/26/19	20,939,027
BJ’s Wholesale Club, Inc. (CCC/Caa2)
21,255,209	8.500	03/26/20	20,458,139
Burlington Coat Factory Warehouse Corp. (BB/Ba3)
5,015,645	4.250	08/13/21	5,000,999
Dollar Tree, Inc. (BBB/Ba1)
13,002,395	3.500	07/06/22	12,983,411
15,625,000	4.250	07/06/22	15,618,438
J Crew Group, Inc. (B-/B2)
25,507,344	4.000	03/05/21	17,368,971
Michaels Stores, Inc. (BB/Ba2)
10,322,987	3.750	01/28/20	10,282,624
Neiman Marcus Group Ltd., Inc. (B-/B2)
24,335,842	4.250	10/25/20	21,813,675
Party City Holdings, Inc. (B+/B1)
1,517,271	4.250	08/19/22	1,505,892
Petco Animal Supplies, Inc. (B/B1)
4,089,750	5.000	01/26/23	4,063,453
3,516,188	5.638	01/26/23	3,491,715
PetSmart, Inc. (BB-/Ba3)
19,544,300	4.250	03/11/22	19,444,233
The Men’s Wearhouse, Inc. (B+/Ba2)
4,275,000	5.000	06/18/21	3,954,375
True Religion Apparel, Inc. (CCC/Caa2)
16,646,250	5.875	07/30/19	7,074,656
True Religion Apparel, Inc. (CC/Caa3)
7,650,000	11.000	01/30/20	3,060,000

			192,152,106

Services Cyclical - Business Services – 3.6%
Acosta Holdco, Inc. (B/B1)
4,424,295	4.250	09/26/21	4,247,323
ADS Waste Holdings, Inc. (B+/B2)
39,988,398	3.750	10/09/19	39,288,601
First Data Corp. (BB/B1)
27,206,371	4.452	03/24/21	27,081,766
3,077,731	4.202	07/08/22	3,046,954
Global Payments, Inc. (BBB-/Ba2)
5,175,000	3.960	04/22/23	5,196,994
Koosharem LLC (B-/B3)
6,832,799	7.500	05/16/20	5,773,715
Vantiv, LLC (BBB-/Ba2)
27,616,715	3.500	06/13/21	27,608,154

			112,243,507

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans (a)– (continued)
Services Cyclical - Consumer Services – 1.8%
Bright Horizons Family Solution, Inc. (BB/B1)
$28,076,341	3.750%	01/30/20	$ 28,031,138
Spin Holdco, Inc. (B/B2)
21,087,717	4.250	11/14/19	20,657,106
Weight Watchers International, Inc. (B-/B3)
10,113,800	4.000	04/02/20	7,534,781

			56,223,025

Services Cyclical - Rental Equipment – 0.4%
Maxim Crane Works LP (B/Caa2)
12,000,000	10.250	11/26/18	11,919,960

Technology – 0.5%
CDW LLC (BBB-/Ba2)
15,199,020	3.250	04/29/20	15,177,894

Technology - Software/Services – 5.7%
Aspect Software, Inc. (NR/WR)
4,649,040	10.500	05/25/20	4,443,692
Avago Technologies Cayman Ltd. (BBB/Ba1)
57,131,813	4.250	02/01/23	57,158,664
BMC Software Finance, Inc. (B/B1)
27,223,358	5.000	09/10/20	24,081,238
Electrical Components International, Inc. (B+/B1)
7,184,536	5.750	05/28/21	7,157,594
Emdeon, Inc. (NR/Ba3)
17,842,248	3.750	11/02/18	17,812,452
Lawson Software, Inc. (B+/B1)
4,282,755	3.750	06/03/20	4,173,031
MA FinanceCo., LLC (BB-/B1)
7,646,959	4.500	11/20/19	7,611,095
Micron Technology, Inc. (BBB-/Baa2)
20,125,000	6.640	04/26/22	20,209,927
NXP BV (BBB-/Baa2)
12,156,976	3.750	12/07/20	12,172,172
SS&C Technologies, Inc. (BB/Ba3)
12,414,551	4.000	07/08/22	12,401,640
1,698,731	4.000	07/08/22	1,696,965
TTM Technologies, Inc. (B+/B2)
3,585,925	6.000	05/31/21	3,550,066
Western Digital Corp. (BBB-/Ba1)
3,975,000	6.250	04/29/23	3,987,442

			176,455,978

Utilities - Electric – 0.4%
Calpine Corp. (BB/Ba2)
13,036,944	3.500	05/27/22	12,884,802

Wireless Telecommunications – 5.2%
Asurion LLC (B/Ba3)
12,044,700	5.000	05/24/19	11,971,950
Asurion LLC (CCC+/Caa1)
41,661,979	8.500	03/03/21	39,995,500
Asurion LLC (B/Ba3)
13,406,346	5.000	08/04/22	13,201,899

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Bank Loans (a) – (continued)
Wireless Telecommunications – (continued)
GCI Holdings, Inc. (BB+/Ba2)
	$5,135,000	4.000%	02/02/22	$ 5,102,906
Intelsat Jackson Holdings SA (B-/B1)
	53,355,182	3.750	06/30/19	48,513,199
Level 3 Financing, Inc. (BB+/Ba1)
	12,095,000	4.000	08/01/19	12,072,382
	13,000,000	4.000	01/15/20	12,979,720
	9,727,000	3.500	05/31/22	9,683,229
LTS Buyer LLC (B/B1)
	3,206,939	4.000	04/13/20	3,168,872
Zayo Group LLC (BB-/Ba2)
	2,843,194	3.750	05/06/21	2,824,913
	1,284,424	4.500	05/06/21	1,282,819

				160,797,389

TOTAL BANK LOANS (Cost $2,606,798,464)				$2,487,246,553

Corporate Obligations – 11.8%
Airlines – 1.4%
Air Canada (BB/Ba3)(b)(c)
	$8,250,000	6.750%	10/01/19	$ 8,445,937
Air Canada (BB/B2)(b)(c)
	4,450,000	8.750	04/01/20	4,694,750
Air Canada (BBB-/Ba1)(c)
	14,058,095	5.375	11/15/22	14,128,386
Air Canada 2013-1 Class C Pass Through Trust (BB-/Ba3)(c)
	4,996,000	6.625	05/15/18	5,102,165
Continental Airlines 2012-3 Class C Pass Thru Certificates (NR/Ba2)
	4,825,000	6.125	04/29/18	5,054,188
United Airlines 2014-1 Class B Pass Through Trust (BBB/NR)
	339,910	4.750	10/11/23	342,884
United Continental Holdings, Inc. (BB-/B1)
	4,513,000	6.375	06/01/18	4,738,650

				42,506,960

Automotive(b)(c) – 0.2%
Schaeffler Finance BV (BB/Ba2)
	7,475,000	4.750	05/15/23	7,624,500

Chemicals(b) – 0.0%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV (BB+/Ba3)
EUR	850,000	5.750	02/01/21	977,321

Consumer Cyclical Services - Business – 0.0%
Escrow Ambassadors Group, Inc. (NR/NR)
	$9,986,469	13.000	04/15/20	—

Consumer Products - Industrial(b)(c) – 0.3%
HD Supply, Inc. (BB/Ba3)
	7,525,000	5.250	12/15/21	7,863,625

Electric(b)(c) – 0.2%
Calpine Corp. (BB/Ba2)
	6,000,000	7.875	01/15/23	6,315,000

Energy(b)(c)(d) – 0.2%
FTS International, Inc. (CCC/B1)
	5,950,000	8.153	06/15/20	4,998,000

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy - Exploration & Production(b) – 0.9%
Antero Resources Corp. (BB/Ba3)
$8,075,000	5.625%		06/01/23	$ 7,873,125
Laredo Petroleum, Inc. (B-/B3)
6,300,000	7.375		05/01/22	6,315,750
Oasis Petroleum, Inc. (B+/Caa1)
6,875,000	6.875		03/15/22	6,350,781
Rice Energy, Inc. (B-/B3)
6,275,000	6.250		05/01/22	6,227,938

				26,767,594

Finance – 0.5%
CIT Group, Inc. (BB+/Ba3)(c)
7,525,000	5.500		02/15/19	7,863,625
International Lease Finance Corp. (BBB-/Baa3)(c)
1,000,000	7.125		09/01/18	1,095,000
International Lease Finance Corp. (BBB-/Ba1)
7,500,000	5.875		04/01/19	7,996,875

				16,955,500

Food and Beverage(b)(c) – 0.3%
Performance Food Group, Inc. (BB-/B2)
7,950,000	5.500		06/01/24	8,089,125
Shearer’s Foods LLC/Chip Finance Corp. (B/B1)
900,000	9.000		11/01/19	948,375

				9,037,500

Gaming(b) – 0.5%
Caesars Entertainment Operating Co., Inc. (D/WR)(e)
14,850,000	9.000		02/15/20	13,736,250
Churchill Downs, Inc. (BB/B1)(c)
3,000,000	5.375		12/15/21	3,060,000

				16,796,250

Health Care – 1.8%
CHS/Community Health Systems, Inc. (BB/Ba3)(b)
1,807,000	5.125		08/15/18	1,831,846
HCA, Inc. (BBB-/Ba1)
10,000,000	3.750		03/15/19	10,350,000
8,150,000	6.500		02/15/20	9,015,938
8,050,000	5.000		03/15/24	8,331,750
3,275,000	5.250		04/15/25	3,422,375
14,050,000	5.250	(b)	06/15/26	14,585,656
Tenet Healthcare Corp. (BB-/Ba3)(b)(d)
8,000,000	4.153		06/15/20	7,940,000

				55,477,565

Media - Broadcasting & Radio – 1.1%
Abe Investment Holdings, Inc./Getty Images, Inc. (CCC+/B3)(c)
3,000,000	10.500		10/16/20	2,555,625
iHeartCommunications, Inc. (CCC/Caa1)(b)
3,153,000	9.000		12/15/19	2,356,868
Univision Communications, Inc. (B+/B2)(b)(c)
13,339,000	6.750		09/15/22	14,072,645
16,075,000	5.125		02/15/25	15,874,062

				34,859,200

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media - Cable(c) – 1.8%
Altice Financing SA (BB-/B1)(b)
	$8,075,000	7.500%		05/15/26	$ 7,893,312
DISH DBS Corp. (BB-/Ba3)
	7,850,000	7.750		07/01/26	8,085,500
Numericable-SFR SA (B+/B1)(b)
	3,875,000	6.000		05/15/22	3,787,813
	16,300,000	6.250		05/15/24	15,485,000
Virgin Media Secured Finance PLC (BB-/Ba3)(b)
	4,725,000	5.375		04/15/21	4,849,031
	16,300,000	5.500		08/15/26	15,892,500

					55,993,156

Media - Non Cable(b) – 0.4%
Nielsen Finance LLC/Nielsen Finance Co. (BB+/B1)(c)
	7,800,000	5.000		04/15/22	7,975,500
Tribune Media Co. (BB-/B2)
	3,125,000	5.875		07/15/22	3,109,375
Univision Communications, Inc. (B+/B2)
	2,032,000	6.750		09/15/22	2,138,680

					13,223,555

Packaging(b)(c) – 0.6%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B+/Ba3)
	5,000,000	3.876	(d)	05/15/21	5,025,000
EUR	2,600,000	4.250		01/15/22	2,921,416
	$3,000,000	4.625		05/15/23	2,962,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B+/B1)
	4,800,000	4.127	(d)	07/15/21	4,812,000
	2,000,000	5.125		07/15/23	2,030,000

					17,750,916

Restaurants(b) – 0.3%
New Red Finance, Inc. (B+/Ba3)
	3,025,000	4.625	(c)	01/15/22	3,070,375
	4,000,000	4.625		01/15/22	4,040,000
New Red Finance, Inc. (B-/B3)(c)
	2,050,000	6.000		04/01/22	2,121,750

					9,232,125

Retailers(b)(c) – 0.1%
Dollar Tree, Inc. (BB-/Ba3)
	325,000	5.250		03/01/20	335,156
	1,300,000	5.750		03/01/23	1,384,500

					1,719,656

Services Cyclical - Business Services(b)(c) – 0.3%
First Data Corp. (BB/B1)
	9,075,000	6.750		11/01/20	9,483,375

Telecommunications - Cellular – 0.9%
Sprint Communications, Inc. (B/Caa1)
	5,000,000	8.375		08/15/17	5,118,750
Sprint Communications, Inc. (BB-/B1)(c)
	16,050,000	9.000		11/15/18	17,053,125

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Telecommunications - Cellular – (continued)
Sprint Corp. (B/Caa1)
$3,650,000	7.875%	09/15/23	$ 2,988,438
Wind Acquisition Finance SA (BB/Ba3)(b)(c)
3,900,000	4.750	07/15/20	3,812,250

			28,972,563

TOTAL CORPORATE OBLIGATIONS (Cost $366,347,583)			$ 366,554,361

Shares	Description		Value
Common Stocks – 0.6%
Oil, Gas & Consumable Fuels* – 0.4%
1,279,467	Magnum Hunter Resources Corp.		$ 13,984,574
Textiles, Apparel & Luxury Goods(f) – 0.2%
449,607	American Apparel, Inc.		5,004,126

TOTAL COMMON STOCKS (Cost $22,721,441)			$ 18,988,700

Shares	Rate		Value
Investment Company(d)(g) – 5.6%
Goldman Sachs Financial Square Government Fund - FST Shares
174,668,874	0.290%		$ 174,668,874
(Cost $174,668,874)

TOTAL INVESTMENTS – 98.1% (Cost $3,170,536,362)			$3,047,458,488

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%			59,547,381

NET ASSETS – 100.0%			$3,107,005,869

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on June 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $231,710,923, which represents approximately 7.5% of net assets as of June 30, 2016.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(e)	Security is currently in default and/or non-income producing.

(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $5,004,126, which represents approximately 0.2% of net assets as of June 30, 2016.

(g)	Represents an Affiliated Fund.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
EUR	— Euro
USD	— U.S. Dollar

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased	Currency Sold	Current Value	Settlement Date	Unrealized Gain

Merrill Lynch & Co., Inc.	USD 10,401,257	EUR 9,309,046	$10,332,440	07/05/16	$68,817

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased	Currency Sold	Current Value	Settlement Date	Unrealized Gain

BNP Paribas SA	USD 10,340,618	EUR 9,309,046	$10,343,557	08/03/16	$(2,939)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	$30,500	09/21/21	3 month LIBOR	2.000%	$(1,237,403)	$(232,306)
	31,500	09/21/23	3 month LIBOR	2.250	(1,840,586)	(424,252)

TOTAL					$(3,077,989)	$(656,558)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Swap Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Received	Unrealized Gain

JPMorgan Securities, Inc.	$ 13	Markit iBoxx USD Liquid Leveraged Loans Total Return Index	09/20/16	0.000%	$(72)	$(323)

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$3,172,579,282

Gross unrealized gain	12,294,894
Gross unrealized loss	(137,415,688)

Net unrealized security loss	$(125,120,794)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 84.5%
Automotive – 2.1%
Ford Motor Credit Co. LLC
$4,325,000	5.875%		08/02/21	$ 4,981,174
General Motors Co.
3,700,000	3.500		10/02/18	3,805,749

				8,786,923

Banks – 15.6%
American Express Co.(a)(b)
3,055,000	6.800		09/01/66	3,047,362
Banco Bilbao Vizcaya Argentaria SA
2,800,000	3.000		10/20/20	2,866,508
Bank of America Corp.
3,750,000	5.000		05/13/21	4,181,534
5,500,000	4.000		04/01/24	5,879,851
Citigroup, Inc.
850,000	2.650		10/26/20	864,787
500,000	3.875		03/26/25	506,672
1,350,000	4.450		09/29/27	1,392,853
Compass Bank(a)
1,025,000	2.750		09/29/19	1,012,261
Credit Suisse Group Funding Guernsey Ltd.
2,150,000	3.125	(c)	12/10/20	2,146,441
400,000	3.750		03/26/25	391,390
Discover Financial Services(a)
2,400,000	3.750		03/04/25	2,409,586
HSBC Holdings PLC
1,600,000	3.400		03/08/21	1,647,885
ING Bank NV(a)(b)
3,075,000	4.125		11/21/23	3,117,742
Intesa Sanpaolo SpA
4,075,000	3.875		01/16/18	4,178,394
975,000	5.017	(c)	06/26/24	892,125
JPMorgan Chase & Co.
3,700,000	3.875		09/10/24	3,839,548
2,175,000	5.300	(a)(b)	05/01/49	2,166,844
KBC Bank NV(a)(b)
2,000,000	8.000		01/25/23	2,115,000
Lloyds Banking Group PLC
1,600,000	4.500		11/04/24	1,622,790
Mitsubishi UFJ Financial Group, Inc.
1,400,000	2.950		03/01/21	1,450,405
2,600,000	3.850		03/01/26	2,835,644
Mizuho Financial Group, Inc.(c)
2,275,000	2.632		04/12/21	2,316,703
PNC Preferred Funding Trust II(a)(b)(c)
2,800,000	1.875		03/29/49	2,464,000
Royal Bank of Scotland Group PLC
650,000	5.125		05/28/24	632,832
Royal Bank of Scotland PLC(a)(b)
1,150,000	9.500		03/16/22	1,197,529
Santander UK Group Holdings PLC
1,725,000	2.875		10/16/20	1,708,447
Santander UK PLC(c)
2,300,000	5.000		11/07/23	2,360,948
Synchrony Financial(a)
2,675,000	2.600		01/15/19	2,700,117
UBS Group Funding Jersey Ltd.(c)
2,200,000	3.000		04/15/21	2,243,890

				64,190,088

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Brokerage – 2.1%
Morgan Stanley, Inc.
$4,425,000	3.700%		10/23/24	$ 4,653,118
3,725,000	4.000		07/23/25	3,989,752

				8,642,870

Chemicals – 0.8%
Albemarle Corp.(a)
900,000	3.000		12/01/19	905,543
Ecolab, Inc.
1,667,000	5.500		12/08/41	2,059,205
Monsanto Co.(a)
350,000	4.700		07/15/64	318,343

				3,283,091

Consumer Cyclical Services(a) – 0.8%
The Priceline Group, Inc.
3,275,000	3.650		03/15/25	3,419,397

Electric – 6.2%
Emera US Finance LP(a)(c)
775,000	2.700		06/15/21	781,897
Exelon Corp.(a)
1,550,000	2.850		06/15/20	1,600,916
Florida Power & Light Co.(a)
2,600,000	5.250		02/01/41	3,353,717
Fortive Corp.(a)(c)
2,100,000	3.150		06/15/26	2,166,767
Kentucky Utilities Co.(a)
1,700,000	5.125		11/01/40	2,092,153
Pacific Gas & Electric Co.(a)
1,000,000	4.250		03/15/46	1,108,139
PPL WEM Holdings PLC(a)(c)
1,750,000	5.375		05/01/21	1,948,588
Progress Energy, Inc.
1,000,000	7.000		10/30/31	1,348,955
Public Service Electric & Gas Co.(a)
2,525,000	3.950		05/01/42	2,798,292
Puget Sound Energy, Inc.(a)(b)
2,300,000	6.974		06/01/67	1,952,125
Ruwais Power Co. PJSC(c)
670,000	6.000		08/31/36	767,150
Southern California Edison Co.(a)
1,550,000	4.050		03/15/42	1,696,037
The Southern Co.(a)
1,675,000	2.350		07/01/21	1,706,640
Virginia Electric and Power Co.(a)
2,030,000	4.000		01/15/43	2,171,807

				25,493,183

Energy – 5.6%
Anadarko Petroleum Corp.
3,125,000	8.700		03/15/19	3,554,688
540,000	3.450	(a)	07/15/24	527,216
Apache Corp.(a)
525,000	2.625		01/15/23	512,033
1,395,000	4.250		01/15/44	1,337,042
BP Capital Markets PLC(a)
1,925,000	3.119		05/04/26	1,960,998

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
ConocoPhillips Co.(a)
	$2,010,000	3.350%		11/15/24	$ 2,068,531
	1,150,000	4.950		03/15/26	1,300,606
	725,000	4.150		11/15/34	723,610
Devon Energy Corp.(a)
	1,320,000	3.250		05/15/22	1,280,400
	700,000	4.750		05/15/42	622,218
Dolphin Energy Ltd.(c)
	114,480	5.888		06/15/19	122,207
Occidental Petroleum Corp.(a)
	900,000	3.400		04/15/26	945,358
Petroleos Mexicanos
	170,000	5.500	(c)	02/04/19	178,925
	410,000	6.375	(c)	02/04/21	445,793
EUR	1,320,000	5.125		03/15/23	1,552,762
	$1,080,000	6.875	(c)	08/04/26	1,201,284
	50,000	5.500		06/27/44	45,000
Pioneer Natural Resources Co.(a)
	1,610,000	3.450		01/15/21	1,658,300
Suncor Energy, Inc.(a)
	2,875,000	3.600		12/01/24	3,010,983

					23,047,954

Food & Beverage – 8.9%
Anheuser-Busch InBev Finance, Inc.(a)
	11,300,000	3.300		02/01/23	11,882,940
	2,825,000	3.650		02/01/26	3,027,212
	1,025,000	4.900		02/01/46	1,199,345
Beam Suntory, Inc.(a)
	3,150,000	3.250		05/15/22	3,188,039
Kraft Heinz Foods Co.(a)(c)
	3,300,000	3.500		07/15/22	3,500,563
	1,450,000	4.375		06/01/46	1,531,809
Mead Johnson Nutrition Co.(a)
	1,550,000	4.125		11/15/25	1,685,126
Molson Coors Brewing Co.(a)
	775,000	3.000		07/15/26	775,377
Pernod-Ricard SA(c)
	2,300,000	4.450		01/15/22	2,534,147
SABMiller Holdings, Inc.(c)
	925,000	4.950		01/15/42	1,067,145
Sigma Alimentos SA de CV(a)(c)
	350,000	4.125		05/02/26	352,625
Sysco Corp.(a)
	1,650,000	3.750		10/01/25	1,774,707
The JM Smucker Co.
	1,450,000	3.000		03/15/22	1,510,669
WM Wrigley Jr Co.(a)(c)
	2,650,000	3.375		10/21/20	2,826,514

					36,856,218

Health Care – 2.4%
AmerisourceBergen Corp.(a)
	2,975,000	3.250		03/01/25	3,110,172
Medtronic, Inc.
	2,450,000	3.150		03/15/22	2,603,213
Thermo Fisher Scientific, Inc.(a)
	1,100,000	3.650		12/15/25	1,153,157
UnitedHealth Group, Inc.
	1,125,000	4.625		07/15/35	1,305,788
	1,475,000	4.750		07/15/45	1,753,627

					9,925,957

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care(a) – 0.3%
Aetna, Inc.
$375,000	2.400%		06/15/21	$ 383,951
1,000,000	2.800		06/15/23	1,023,851

				1,407,802

Life Insurance(c) – 1.6%
AIA Group Ltd.(a)
3,025,000	3.200		03/11/25	3,083,461
Reliance Standard Life Global Funding II
2,350,000	2.500		01/15/20	2,384,858
Teachers Insurance & Annuity Association of America
1,140,000	4.900		09/15/44	1,279,539

				6,747,858

Lodging(a) – 0.9%
Marriott International, Inc.
1,600,000	2.875		03/01/21	1,649,306
1,825,000	2.300		01/15/22	1,837,596

				3,486,902

Media - Cable – 2.9%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)(c)
2,175,000	3.579		07/23/20	2,273,006
700,000	4.464		07/23/22	751,675
2,325,000	4.908		07/23/25	2,537,452
Comcast Corp.
1,375,000	4.250		01/15/33	1,502,732
2,075,000	6.450		03/15/37	2,838,093
Time Warner Cable, Inc.
890,000	6.750		07/01/18	975,393
150,000	5.000		02/01/20	163,123
500,000	5.875	(a)	11/15/40	544,729
300,000	5.500	(a)	09/01/41	317,366

				11,903,569

Media - Non Cable – 0.8%
21st Century Fox America, Inc.
2,200,000	6.150		02/15/41	2,769,420
Time Warner, Inc.(a)
350,000	4.850		07/15/45	379,346

				3,148,766

Metals & Mining(c) – 0.0%
Glencore Funding LLC
172,000	2.500		01/15/19	165,335

Noncaptive - Financial – 2.3%
Air Lease Corp.
1,100,000	5.625		04/01/17	1,123,375
Capital One Financial Corp.(a)
1,550,000	4.200		10/29/25	1,580,414

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Noncaptive - Financial – (continued)
GE Capital International Funding Co.(c)
$1,200,000	4.418%	11/15/35	$ 1,342,277
General Electric Co.
294,000	5.875	01/14/38	395,495
International Lease Finance Corp.(c)
2,625,000	7.125	09/01/18	2,874,375
KKR Group Finance Co. LLC(c)
1,850,000	6.375	09/29/20	2,163,038

			9,478,974

Pharmaceuticals(a) – 2.8%
AbbVie, Inc.
2,500,000	2.300	05/14/21	2,517,532
Actavis Funding SCS
2,175,000	3.450	03/15/22	2,245,371
650,000	3.800	03/15/25	676,520
1,400,000	4.850	06/15/44	1,473,357
Actavis, Inc.
825,000	4.625	10/01/42	847,586
Forest Laboratories LLC(c)
2,075,000	4.375	02/01/19	2,188,592
1,550,000	5.000	12/15/21	1,734,656

			11,683,614

Pipelines(a) – 3.0%
Enbridge, Inc.
1,000,000	3.500	06/10/24	953,495
Energy Transfer Partners LP
1,065,000	5.200	02/01/22	1,102,275
Enterprise Products Operating LLC(b)
1,525,000	8.375	08/01/66	1,343,601
1,765,000	7.000	06/01/67	1,394,350
Kinder Morgan Energy Partners LP
1,900,000	5.400	09/01/44	1,868,785
Plains All American Pipeline LP/PAA Finance Corp.
1,344,000	4.650	10/15/25	1,359,379
Western Gas Partners LP
1,425,000	5.450	04/01/44	1,325,564
Williams Partners LP
3,000,000	3.600	03/15/22	2,797,500

			12,144,949

Property/Casualty Insurance – 1.0%
American International Group, Inc.(a)
475,000	3.750	07/10/25	484,122
500,000	4.500	07/16/44	485,635
Arch Capital Group Ltd.
1,245,000	7.350	05/01/34	1,642,991
The Chubb Corp.(a)(b)
1,943,000	6.375	03/29/67	1,690,410

			4,303,158

Real Estate Investment Trusts – 6.6%
American Campus Communities Operating Partnership LP(a)
3,200,000	4.125	07/01/24	3,391,860
Camden Property Trust
2,575,000	5.700	05/15/17	2,663,505
CubeSmart LP(a)
1,625,000	4.800	07/15/22	1,805,414

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Real Estate Investment Trusts – (continued)
Developers Diversified Realty Corp.
$3,750,000	7.500%	04/01/17	$ 3,909,199
HCP, Inc.(a)
1,975,000	2.625	02/01/20	1,990,120
Kilroy Realty LP
1,125,000	6.625	06/01/20	1,296,411
Select Income REIT(a)
650,000	2.850	02/01/18	654,842
1,125,000	3.600	02/01/20	1,142,961
Trust F/1401(a)(c)
230,000	5.250	12/15/24	235,865
UDR, Inc.
1,900,000	4.250	06/01/18	1,993,108
Vereit Operating Partnership LP
5,075,000	2.000	02/06/17	5,075,000
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(c)
2,150,000	2.700	09/17/19	2,192,991
Welltower, Inc.(a)
775,000	4.125	04/01/19	818,754

			27,170,030

Retailers(a) – 2.9%
Amazon.com, Inc.
2,325,000	3.300	12/05/21	2,506,007
CVS Health Corp.
3,500,000	2.800	07/20/20	3,632,840
1,704,000	3.875	07/20/25	1,879,019
2,125,000	2.875	06/01/26	2,170,226
Walgreens Boots Alliance, Inc.
775,000	2.600	06/01/21	788,250
850,000	3.450	06/01/26	870,808

			11,847,150

Technology - Hardware – 1.7%
Cisco Systems, Inc.
2,375,000	2.200	02/28/21	2,440,326
Hewlett Packard Enterprise Co.(a)(c)
1,900,000	4.900	10/15/25	1,976,758
Intel Corp.(a)
1,100,000	4.900	07/29/45	1,285,333
Oracle Corp.(a)
800,000	4.300	07/08/34	847,136
QUALCOMM, Inc.
600,000	3.000	05/20/22	625,178

			7,174,731

Technology - Software/Services – 2.0%
Apple, Inc.
1,550,000	3.850	05/04/43	1,551,230
Fidelity National Information Services, Inc.(a)
3,300,000	4.500	10/15/22	3,600,992
Fiserv, Inc.(a)
3,100,000	2.700	06/01/20	3,203,486

			8,355,708

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Tobacco – 4.1%
Altria Group, Inc.
$1,650,000	2.850%		08/09/22	$ 1,727,797
BAT International Finance PLC(c)
3,300,000	2.750		06/15/20	3,421,938
2,950,000	3.950		06/15/25	3,283,014
Philip Morris International, Inc.(a)
1,350,000	2.750		02/25/26	1,387,908
Reynolds American, Inc.
861,000	3.250		06/12/20	908,866
499,000	4.850		09/15/23	569,004
3,975,000	4.450	(a)	06/12/25	4,434,594
950,000	5.850	(a)	08/15/45	1,208,650

				16,941,771

Trucking & Leasing(c) – 1.2%
ERAC USA Finance LLC
1,525,000	5.625		03/15/42	1,848,960
Penske Truck Leasing Co. LP/PTL Finance Corp.
2,275,000	3.375	(a)	02/01/22	2,320,029
650,000	4.875		07/11/22	708,850

				4,877,839

Wireless Telecommunications – 2.6%
American Tower Corp.(a)
1,025,000	3.300		02/15/21	1,068,252
Verizon Communications, Inc.
5,425,000	4.500		09/15/20	6,023,742
2,745,000	4.150	(a)	03/15/24	3,021,052
525,000	3.500	(a)	11/01/24	557,502

				10,670,548

Wirelines Telecommunications – 3.3%
AT&T, Inc.(a)
600,000	3.950		01/15/25	635,045
1,375,000	3.400		05/15/25	1,402,417
300,000	6.000		08/15/40	348,229
Telefonica Emisiones SAU
4,290,000	5.462		02/16/21	4,888,909
Verizon Communications, Inc.
2,000,000	5.150		09/15/23	2,328,171
948,000	4.862		08/21/46	1,034,935
2,685,000	4.522		09/15/48	2,771,563

				13,409,269

TOTAL CORPORATE OBLIGATIONS (Cost $335,565,226)				$348,563,654

Foreign Debt Obligations – 4.5%
Sovereign – 4.5%
Federal Republic of Brazil
$400,000	4.250%		01/07/25	$ 393,000
135,000	7.125		01/20/37	151,875
Petroleos Mexicanos
170,000	5.625		01/23/46	154,955
Republic of Chile
935,000	3.625		10/30/42	947,155
Republic of Colombia
2,221,000	4.000	(a)	02/26/24	2,320,945
522,000	6.125		01/18/41	605,520

Principal Amount	Interest Rate	Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
Republic of Indonesia
$387,000	5.875%	01/15/24	$ 446,985
430,000	4.125	01/15/25	447,200
470,000	6.750	01/15/44	597,563
Republic of Panama(d)
350,000	9.375	04/01/29	532,000
Republic of South Africa
730,000	4.875	04/14/26	754,638
Republic of Turkey
2,040,000	6.250	09/26/22	2,307,750
1,820,000	5.750	03/22/24	2,024,750
180,000	7.375	02/05/25	222,300
United Mexican States
1,810,000	6.050	01/11/40	2,271,550
980,000	4.750	03/08/44	1,052,030
1,335,000	5.550	01/21/45	1,598,662
1,706,000	4.600	01/23/46	1,795,565

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $17,011,002)			$ 18,624,443

Municipal Debt Obligations(a) – 3.5%
California – 2.0%
California State GO Bonds Build America Taxable Series 2009
$455,000	7.300%	10/01/39	$ 689,107
California State GO Bonds Build America Taxable Series 2010
2,320,000	7.625	03/01/40	3,667,340
California State University RB Build America Bonds Series 2010
2,825,000	6.484	11/01/41	3,845,616

			8,202,063

Illinois – 1.4%
Chicago Illinois Metropolitan Water Reclamation District GO Bonds Build America Taxable Direct Payment Series 2009
1,775,000	5.720	12/01/38	2,297,223
Illinois State GO Bonds Build America Series 2010
3,225,000	6.630	02/01/35	3,434,721

			5,731,944

New Jersey – 0.1%
New Jersey State Turnpike Authority RB Build America Bonds Taxable Series 2009 F
350,000	7.414	01/01/40	549,167

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $11,061,415)			$ 14,483,174

U.S. Treasury Obligations – 3.3%
United States Treasury Bond
$9,850,000	3.000%	11/15/45	$ 11,306,027
United States Treasury Inflation Protected Securities
816,744	0.125	04/15/19	834,230
518,200	0.125	01/15/23	525,569
410,104	0.625	01/15/24	429,650
161,085	0.625	01/15/26	169,717

TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,195,161)			$ 13,265,193

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Rate	Value
Investment Company(b)(e) – 0.0%
Goldman Sachs Financial Square Government Fund - FST Shares
1,133	0.290%	$ 1,133
(Cost $1,133)

TOTAL INVESTMENTS – 95.8% (Cost $375,833,937)		$394,937,597

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%		17,517,161

NET ASSETS – 100.0%		$412,454,758

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $70,616,190, which represents approximately 17.1% of net assets as of June 30, 2016.

(d)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at June 30, 2016.

(e)	Represents an Affiliated Fund.

Investment Abbreviations:
BP	— British Pound Offered Rate
GO	— General Obligation
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
RB	— Revenue Bond
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	USD	1,205,508	EUR	1,061,986	$1,179,092	07/13/16	$26,416
Westpac Banking Corp.	USD	384,724	EUR	339,199	376,602	07/13/16	8,122

TOTAL							$34,538

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Ultra Long U.S. Treasury Bonds	30	September 2016	$5,591,250	$196,381
2 Year U.S. Treasury Notes	135	September 2016	29,609,297	193,371
5 Year U.S. Treasury Notes	43	September 2016	5,253,055	(9,181)
10 Year U.S. Treasury Notes	(217)	September 2016	(28,857,609)	(624,552)
20 Year U.S. Treasury Bonds	19	September 2016	3,274,531	(6,223)

TOTAL				$(250,204)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
Barclays Bank PLC	Markit CMBX Series 7	$1,900	0.500%	01/17/47	0.884%	$(64,687)	$15,575
	Markit CMBX Series 8	1,600	0.500	10/17/57	0.986	(64,101)	5,134
Credit Suisse International (London)	Markit CMBX Series 7	100	0.500	01/17/47	0.884	(3,678)	1,093
	Markit CMBX Series 7	1,200	0.500	01/17/47	0.884	(44,535)	13,510
	Markit CMBX Series 8	1,600	0.500	10/17/57	0.986	(73,330)	14,364
	Markit CMBX Series 6	200	0.500	05/11/63	0.781	(4,877)	1,735

TOTAL						$(255,208)	$51,411

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America Investment Grade Index 26	$11,950	(1.000)%	06/20/21	0.783%	$(58,487)	$(69,449)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$375,877,466

Gross unrealized gain	21,853,998
Gross unrealized loss	(2,793,867)

Net unrealized security gain	$19,060,131

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Sovereign Debt Obligations – 67.6%
Argentina(a) – 0.8%
Republic of Argentina (NR/NR)
ARS	51,440,000	29.163%	03/28/17	$ 3,475,491
	12,470,000	33.243	10/09/17	909,825

				4,385,316

Brazil – 9.7%
Brazil Notas do Tesouro Nacional (BB/Ba2)
BRL	24,246,000	10.000	01/01/19	7,206,091
	61,900,000	10.000	01/01/23	17,558,567
	76,017,000	10.000	01/01/25	21,236,278
	19,113,160	6.000	08/15/40	5,912,003

				51,912,939

Colombia – 9.3%
Republic of Colombia (NR/Baa2)(b)
COP	1,851,000,000	4.375	03/21/23	539,338
Republic of Colombia (BBB+/Baa2)
	3,424,300,000	11.250	10/24/18	1,280,703
	80,163,100,000	5.000	11/21/18	26,409,397
	40,601,500,000	7.000	05/04/22	13,824,839
	484,000,000	10.000	07/24/24	192,235
	7,619,700,000	7.500	08/26/26	2,584,339
	100,000	6.000	04/28/28	30
	13,849,800,000	7.750	09/18/30	4,771,439

				49,602,320

Costa Rica(c) – 0.3%
Republic of Costa Rica (BB-/Ba1)
	$1,610,000	7.158	03/12/45	1,610,000

Dominican Republic – 0.9%
Dominican Republic (NR/NR)
DOP	116,200,000	11.375	07/06/29	2,576,405
Dominican Republic (BB-/B1)(c)
	$2,040,000	6.850	01/27/45	2,091,000

				4,667,405

Indonesia – 1.0%
Republic of Indonesia (NR/Baa3)
IDR	9,000,000	6.125	05/15/28	594
Republic of Indonesia (BB+/Baa3)(c)
EUR	880,000	2.625	06/14/23	988,787
	$3,470,000	4.750	01/08/26	3,786,637
EUR	560,000	3.750	06/14/28	626,898

				5,402,916

Malaysia – 2.4%
Malaysia Government Bond (NR/NR)
MYR	32,380,000	3.394	03/15/17	8,068,423
	5,270,000	4.736	03/15/46	1,328,628
Malaysia Government Bond (NR/A3)
	13,330,000	4.498	04/15/30	3,413,095

				12,810,146

Mexico – 8.7%
Mexican Udibonos (A/A3)
MXN	51,232,732	4.500	12/04/25	3,195,674

Principal Amount		Interest Rate		Maturity Date	Value
Sovereign Debt Obligations – (continued)
Mexico – (continued)
United Mexican States (NR/A3)
MXN	8,883,900	5.750%		03/05/26	$ 479,970
United Mexican States (A/A3)
	144,905,400	8.500		12/13/18	8,554,851
	51,788,100	5.000		12/11/19	2,810,548
	112,300,900	6.500		06/10/21	6,412,488
	117,500,100	6.500		06/09/22	6,703,320
	14,766,400	8.000		12/07/23	916,680
	162,649,600	10.000		12/05/24	11,368,664
	91,922,300	7.750		11/23/34	5,742,143
	7,762,100	7.750		11/13/42	491,366

					46,675,704

Peru – 1.5%
Republic of Peru (NR/NR)
PEN	188,000	5.200		09/12/23	56,206
Republic of Peru (NR/A3)
	1,969,000	6.850		02/12/42	615,683
Republic of Peru (A-/A3)
	15,084,000	5.700	(c)	08/12/24	4,631,126
	6,466,000	8.200		08/12/26	2,305,451
	50,000	6.950		08/12/31	16,397
	857,000	6.900		08/12/37	278,598

					7,903,461

Philippines – 0.3%
Republic of Philippines (BBB/Baa2)
PHP	67,000,000	6.250		01/14/36	1,605,664

Poland – 13.2%
Poland Government Bond (NR/NR)
PLN	42,090,000	1.750		07/25/21	10,435,922
Poland Government Bond (A-/NR)
	104,450,000	2.000		04/25/21	26,354,357
Poland Government Bond (A-/A2)
	4,280,000	5.750		10/25/21	1,275,191
	86,160,000	5.750		09/23/22	26,067,053
	23,920,000	4.000		10/25/23	6,634,433

					70,766,956

Russia – 4.6%
Russian Federation Bond (NR/NR)
RUB	871,240,000	8.500		09/17/31	13,931,120
Russian Federation Bond (BBB-/Ba1)
	122,140,000	7.000		01/25/23	1,784,533
	267,980,000	7.000		08/16/23	3,904,859
	309,570,000	8.150		02/03/27	4,845,018

					24,465,530

South Africa – 4.5%
Republic of South Africa (NR/NR)
ZAR	28,920,000	8.875		02/28/35	1,864,379
	18,470,000	9.000		01/31/40	1,187,152
Republic of South Africa (NR/Baa2)
	97,000,000	8.250		03/31/32	5,993,749
	109,630,000	8.500		01/31/37	6,764,286
	82,988,000	8.750		01/31/44	5,163,702
	48,398,000	8.750		02/28/48	3,005,333

					23,978,601

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Sovereign Debt Obligations – (continued)
Thailand – 3.9%
Thailand Government Bond (NR/Baa1)
THB	85,665,000	3.580%	12/17/27	$ 2,775,037
	198,154,912	1.250	03/12/28	5,284,578
	69,580,000	3.775	06/25/32	2,311,340
Thailand Government Bond (A-/Baa1)
	380,880,066	1.200	07/14/21	10,656,339

				21,027,294

Turkey – 5.5%
Republic of Turkey (NR/NR)
TRY	40,290,000	8.500	07/10/19	13,908,559
	34,360,000	7.400	02/05/20	11,419,967
Turkey Government Bond (NR/NR)
	6,000,000	10.700	02/17/21	2,227,707
	5,020,000	9.000	07/24/24	1,741,250

				29,297,483

Venezuela – 1.0%
Republic of Venezuela (CCC/Caa3)
	$300,000	7.000	12/01/18	150,000
	3,990,000	7.750	10/13/19	1,785,525
	1,120,000	6.000	12/09/20	455,000
	1,030,000	9.000	05/07/23	439,038
	2,522,000	8.250	10/13/24	1,052,935
	130,000	7.650	04/21/25	52,975
	1,619,000	9.250	05/07/28	696,170
	1,570,000	11.950	08/05/31	737,900

				5,369,543

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $405,221,482)				$361,481,278

Corporate Obligations – 3.2%
Australia – 0.3%
Toyota Finance Australia Ltd. (NR/NR)
MXN	27,460,000	3.760%	07/20/17	$ 1,452,413

Hong Kong – 0.4%
China Unicom Ltd. (NR/NR)
CNH	14,190,000	4.000	04/16/17	2,129,889

Mexico – 0.7%
America Movil SAB de CV (A-/A2)
MXN	66,300,000	6.000	06/09/19	3,588,241

South Africa – 1.5%
Transnet Ltd. (BBB+/Baa2)
ZAR	136,000,000	10.000	03/30/29	8,268,224

Venezuela – 0.3%
Petroleos de Venezuela SA (CCC/NR)
	$1,110,000	9.000	11/17/21	481,962
	350,000	6.000	05/16/24	121,625
	2,330,000	6.000	11/15/26	808,161
	1,220,000	5.375	04/12/27	419,680
	200,000	5.500	04/12/37	68,500

				1,899,928

TOTAL CORPORATE OBLIGATIONS (Cost $25,199,173)				$ 17,338,695

Principal Amount		Interest Rate		Maturity Date	Value
Structured Notes – 13.3%
Brazil – 0.6%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.) (NR/NR)
BRL	845,000	0.000	%(a)	01/05/17	$ 258,322
	9,108,411	6.000		08/15/40	2,817,376

					3,075,698

Colombia – 4.0%
Republic of Columbia (Issuer Citigroup Funding, Inc.) (NR/NR)
COP	24,676,000,000	11.250	(c)	10/25/18	9,228,932
	15,491,000,000	11.250	(c)	10/25/18	5,793,701
	12,492,000,000	11.000		07/27/20	4,894,157
	4,226,000,000	11.000		07/25/24	1,678,478

					21,595,268

Indonesia – 8.7%
Republic of Indonesia (Issuer Deutsche Bank AG (London)) (NR/NR)
IDR	42,400,000,000	7.875		04/17/19	3,252,405
	68,100,000,000	8.375	(c)	03/19/24	5,402,901
	35,400,000,000	7.000	(c)	05/17/27	2,547,996
Republic of Indonesia (Issuer JPMorgan Chase Bank NA) (NR/NR)(c)
	10,673,000,000	8.375		09/17/26	858,089
	21,250,000,000	7.000		05/17/27	1,529,518
	22,718,000,000	9.000		03/19/29	1,897,824
	221,071,000,000	6.625		05/17/33	14,849,613
Republic of Indonesia (Issuer Standard Chartered Bank) (NR/NR)(c)
	16,032,000,000	9.000		03/19/29	1,339,286
	17,000,000,000	9.000		03/19/29	1,420,151
	72,800,000,000	9.000		03/19/29	6,081,589
	34,721,000,000	9.000		03/19/29	2,900,534
	37,708,000,000	9.000		03/19/29	3,150,063
	11,805,000,000	9.000		03/19/29	986,170

					46,216,139

TOTAL STRUCTURED NOTES (Cost $98,249,625)					$ 70,887,105

Municipal Debt Obligations(b) – 0.7%
Puerto Rico – 0.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A (CCC-/Caa3)
	$215,000	6.000%		07/01/38	$ 152,113
	100,000	6.000		07/01/44	70,000
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A (CCC-/Caa3)
	60,000	5.750		07/01/37	42,000
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A (CC/Caa3)
	120,000	5.750		07/01/41	77,700

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations(b) – (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (CC/Caa3)
$70,000	5.500%		07/01/32	$ 45,325
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (CC/Caa3)
45,000	5.875		07/01/36	29,138
170,000	5.750		07/01/38	110,075
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C (CC/Caa3)
705,000	6.000		07/01/39	458,250
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A (CC/Caa3)
45,000	6.000		07/01/34	29,250
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E (CC/Caa3)
40,000	5.625		07/01/32	25,900
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A (CC/Caa3)
20,000	5.500		07/01/26	12,950
265,000	5.000		07/01/41	171,587
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A (CC/Caa3)
80,000	5.125		07/01/31	51,800
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A (CC/Caa3)
20,000	5.000		07/01/34	12,950
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A (CC/Caa3)
30,000	5.250		07/01/27	19,425
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A (CC/Ca)(d)
85,000	0.000		08/01/35	9,854
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C (CC/Ca)(d)
215,000	0.000		08/01/37	22,437
175,000	0.000		08/01/38	17,110
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A (CC/Ca)
90,000	5.250		08/01/27	39,263
690,000	0.000	(e)	08/01/32	296,714
215,000	5.750		08/01/37	95,406
60,000	6.375		08/01/39	27,188
15,000	6.500		08/01/44	6,825
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A (CC/Ca)
475,000	0.000	(e)	08/01/33	147,264
840,000	5.500		08/01/37	369,600
540,000	5.375		08/01/39	236,250
165,000	5.500		08/01/42	72,600
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C (CC/Ca)
240,000	5.375		08/01/38	105,000
670,000	5.250		08/01/41	292,287
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1 (CC/Ca)
485,000	5.000		08/01/43	209,762
175,000	5.250		08/01/43	76,344
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A (CC/Ca)
415,000	5.500		08/01/28	182,600

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $5,076,101)				$ 3,514,967

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – 0.3%
United States Treasury Bonds
$700,000	3.625	%(f)	08/15/43	$ 901,453
730,000	2.500		05/15/46	759,601

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,540,833)				$ 1,661,054

Shares	Rate			Value
Investment Company(a)(g) – 3.3%
Goldman Sachs Financial Square Government Fund - FST Shares
17,839,508	0.290%			$ 17,839,508
(Cost $17,839,508)

TOTAL INVESTMENTS – 88.4% (Cost $553,126,722)				$472,722,607

OTHER ASSETS IN EXCESS OF LIABILITIES – 11.6%				62,024,720

NET ASSETS – 100.0%				$534,747,327

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $71,720,815, which represents approximately 13.4% of net assets as of June 30, 2016.

(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on June 30, 2016.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	Represents Affiliated Funds.

Security ratings disclosed, if any, are obtained from by Standard & Poor’s /Moody’s Investor Service and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
AED	— United Arab Emirates Dirham
ARS	— Argentine Peso
BRL	— Brazilian Real
CNH	— Chinese Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Peso

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

EUR	— Euro
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PEN	— Peruvian Nuevo Sol
PHP	— Philippine Peso
PLN	— Polish Zloty
RON	— New Romanian Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
BUBOR	— Budapest Interbank Offered Rate
EURO	— Euro Offered Rate
GO	— General Obligation
HIBOR	— Hong Kong Interbank Offered Rate
JIBAR	— Johannesburg Interbank Agreed Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
MIBOR	— MIBOR - Mumbai Interbank Offered Rate
NR	— Not Rated
PLC	— Public Limited Company
PRIBOR	— Prague Interbank Offered Rate
RB	— Revenue Bond
SHIBOR	— Shanghai Interbank Offered Rate
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Bank of America Securities LLC	EUR	1,545,000	HUF	485,800,530	$1,719,791	09/21/16	$12,646
	KRW	4,427,169,138	USD	3,739,921	3,838,791	07/15/16	98,870
	MXN	124,580,702	USD	6,652,109	6,757,909	09/21/16	105,800
	PLN	4,591,645	EUR	1,038,000	1,161,660	09/21/16	6,227
	USD	1,768,000	BRL	5,776,410	1,763,292	09/02/16	4,708
	ZAR	22,452,713	USD	1,464,774	1,499,073	09/21/16	34,300
Barclays Bank PLC	CNH	36,471,624	USD	5,343,022	5,458,788	09/01/16	115,766
	CNY	14,109,139	USD	2,083,760	2,115,498	08/05/16	31,738
	CNY	17,183,995	USD	2,552,584	2,574,484	08/16/16	21,900
	USD	1,903,633	CNH	12,670,961	1,897,501	08/18/16	6,132
	USD	14,188,722	CNH	94,496,889	14,143,555	09/01/16	45,167
	USD	1,721,416	IDR	22,748,512,440	1,720,341	07/29/16	1,075
	USD	3,500,000	SGD	4,692,317	3,480,224	09/21/16	19,776
	USD	693,000	ZAR	10,371,524	692,463	09/21/16	537
	ZAR	31,874,832	USD	2,092,826	2,128,148	09/21/16	35,322
BNP Paribas SA	ARS	27,301,359	USD	1,754,699	1,800,683	07/14/16	45,984
	ARS	5,705,614	USD	375,123	376,112	07/15/16	989
	CNH	90,238,392	USD	13,246,975	13,506,177	09/01/16	259,202
	HUF	744,143,451	USD	2,613,781	2,614,986	09/21/16	1,205
	IDR	186,426,394,038	USD	13,612,734	14,124,375	07/15/16	511,641
	MYR	28,805,750	USD	7,008,698	7,222,201	07/22/16	213,503
	USD	86,347	ARS	1,356,504	86,326	09/23/16	20
Citibank NA (London)	AED	113,645,015	USD	30,909,984	30,933,901	08/11/16	23,917
	AED	133,692,499	USD	36,386,832	36,390,051	08/15/16	3,219
	ARS	18,944,357	USD	1,224,191	1,250,865	07/12/16	26,674
	ARS	17,408,782	USD	1,126,782	1,148,842	07/13/16	22,060
	CNH	138,250,641	USD	20,270,330	20,692,275	09/01/16	421,945
	IDR	43,977,856,260	USD	3,295,456	3,319,919	08/10/16	24,463
	MYR	9,340,493	USD	2,273,899	2,341,856	07/27/16	67,958
	RUB	44,670,641	USD	693,000	695,782	07/14/16	2,782
	USD	3,842,574	CNH	25,127,744	3,760,924	09/01/16	81,650
	USD	256,609	TWD	8,233,288	256,090	08/18/16	519
	ZAR	46,991,805	USD	3,029,924	3,137,446	09/21/16	107,522
Credit Suisse International (London)	COP	10,326,769,906	USD	3,455,503	3,523,076	07/15/16	67,574
	RUB	230,087,568	USD	3,562,000	3,586,865	07/11/16	24,865
	RUB	221,558,670	USD	3,421,000	3,436,287	07/29/16	15,287
	RUB	15,494,785	USD	234,067	239,121	08/18/16	5,054
Deutsche Bank AG (London)	BRL	6,672,638	USD	1,831,000	2,074,102	07/05/16	243,102
	CNH	18,064,143	USD	2,654,000	2,703,700	09/01/16	49,700
	CNY	19,659,531	USD	2,909,995	2,949,606	07/26/16	39,610
	CNY	14,942,410	USD	2,211,234	2,240,925	08/02/16	29,691
	CNY	7,345,901	USD	1,085,548	1,101,590	08/03/16	16,043
	COP	74,391,425,258	USD	24,657,416	25,440,079	07/05/16	782,663
	KRW	2,653,821,618	USD	2,226,000	2,302,109	07/05/16	76,109
	KRW	2,074,193,850	USD	1,761,000	1,798,459	07/18/16	37,459
	KRW	2,653,821,618	USD	2,262,423	2,300,190	08/16/16	37,768
	MXN	52,683,287	USD	2,838,128	2,857,817	09/21/16	19,689
	THB	970,907,068	USD	27,489,036	27,615,503	07/27/16	126,467
	USD	14,302,644	CNH	95,144,018	14,240,413	09/01/16	62,232
	USD	2,114,664	EUR	1,871,422	2,083,143	09/21/16	31,521
	USD	630,548	PHP	29,348,875	621,699	08/15/16	8,849
HSBC Bank PLC	CNH	18,329,589	USD	2,663,000	2,743,430	09/01/16	80,430
	CNY	33,132,380	USD	4,868,918	4,975,163	07/14/16	106,245
	CNY	28,087,396	USD	4,156,939	4,217,313	07/15/16	60,374

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

HSBC Bank PLC (continued)	CNY	16,506,966	USD	2,433,400	$2,477,477	07/21/16	$44,077
	CNY	20,806,069	USD	3,078,504	3,120,302	08/02/16	41,798
	MXN	33,555,923	USD	1,793,000	1,820,249	09/21/16	27,249
	MYR	16,420,916	USD	3,952,000	4,117,065	07/08/16	165,065
	MYR	1,785,112	USD	438,075	447,565	07/25/16	9,490
	MYR	13,324,993	USD	3,335,000	3,340,672	08/01/16	5,672
	MYR	24,229,786	USD	6,013,398	6,071,614	08/10/16	58,215
	PEN	8,284,000	USD	2,468,783	2,498,969	09/14/16	30,187
	USD	11,329,000	CNH	74,736,235	11,185,935	09/01/16	143,065
	USD	12,599,842	PLN	49,649,361	12,561,003	09/21/16	38,839
	USD	1,750,000	TWD	55,897,800	1,737,810	07/27/16	12,190
JPMorgan Chase Bank (London)	MXN	140,965,249	USD	7,483,565	7,646,693	09/21/16	163,128
	MYR	1,082,032	USD	266,965	271,273	08/01/16	4,308
	RUB	229,377,852	USD	3,498,000	3,578,860	07/08/16	80,860
	USD	9,911,000	CNH	64,874,745	9,709,945	09/01/16	201,055
	USD	666,876	MXN	12,234,382	663,657	09/21/16	3,220
Merrill Lynch International Bank Ltd.	CLP	147,481,000	USD	214,636	222,231	07/28/16	7,595
	COP	5,924,989,742	USD	1,905,840	2,026,204	07/05/16	120,364
Morgan Stanley & Co. International PLC	BRL	50,737,490	USD	14,619,648	15,771,083	07/05/16	1,151,435
	CNH	10,171,313	USD	1,491,548	1,522,363	09/01/16	30,815
	KRW	4,065,921,731	USD	3,514,953	3,525,880	07/08/16	10,927
	MXN	87,036,697	USD	4,629,119	4,721,326	09/21/16	92,207
	MYR	59,377,649	USD	14,601,660	14,887,213	07/27/16	285,553
	MYR	21,124,347	USD	5,145,002	5,293,438	08/10/16	148,437
	RUB	110,436,246	USD	1,710,000	1,712,823	07/29/16	2,823
	RUB	259,851,517	USD	4,026,109	4,027,996	08/01/16	1,887
	RUB	994,143,008	USD	14,970,455	15,370,067	08/11/16	399,612
	RUB	108,722,552	USD	1,636,193	1,677,847	08/18/16	41,655
	TRY	43,564,000	USD	14,437,117	14,856,739	09/21/16	419,622
	USD	1,364,807	BRL	4,407,985	1,358,189	08/02/16	6,618
	USD	495,172	PEN	1,641,000	495,028	09/14/16	144
	USD	3,866,512	PLN	15,271,916	3,863,707	09/21/16	2,806
Royal Bank of Canada	BRL	29,707,687	USD	8,724,340	9,068,493	09/02/16	344,153
	MXN	28,049,870	USD	1,473,943	1,521,572	09/21/16	47,629
Royal Bank of Scotland PLC	EUR	1,578,000	HUF	494,860,800	1,756,525	09/21/16	17,540
	MXN	13,125,870	USD	712,000	712,016	09/21/16	16
	RUB	65,494,000	USD	986,831	1,020,123	07/14/16	33,292
	TRY	10,413,504	USD	3,524,000	3,551,343	09/21/16	27,343
Standard Chartered Bank	CNH	36,467,645	USD	5,343,000	5,458,191	09/01/16	115,191
	CNY	33,675,140	USD	4,942,777	5,054,193	07/21/16	111,416
	CNY	33,492,074	USD	4,950,238	5,026,366	07/22/16	76,128
	MXN	87,342,000	USD	4,661,348	4,737,887	09/21/16	76,539
	TWD	112,748,609	USD	3,475,604	3,504,775	07/07/16	29,170
	TWD	67,475,049	USD	2,086,427	2,097,750	07/28/16	11,323
	USD	17,026,000	CNH	110,859,372	16,592,564	09/01/16	433,437
	ZAR	280,382,394	USD	17,507,960	18,719,956	09/21/16	1,211,996
State Street Bank (London)	MXN	11,661,634	USD	619,486	632,588	09/21/16	13,102
	USD	13,593,484	EUR	11,923,795	13,272,776	09/21/16	320,708
	USD	1,753,000	SGD	2,348,144	1,741,584	09/21/16	11,416
UBS AG (London)	EUR	695,000	HUF	218,009,338	773,628	09/21/16	7,524
	MXN	2,548,275	USD	136,736	138,232	09/21/16	1,495
	MYR	16,420,916	USD	4,044,361	4,109,270	09/08/16	64,908
	PLN	21,599,648	USD	5,440,046	5,464,587	09/21/16	24,541
	TWD	126,107,792	USD	3,864,425	3,920,229	07/14/16	55,803
Westpac Banking Corp.	CNH	18,300,482	USD	2,663,000	2,739,073	09/01/16	76,071
	USD	7,552,000	CNH	49,577,936	7,420,438	09/01/16	131,560
	USD	1,598,737	EUR	1,409,597	1,569,070	09/21/16	29,665

TOTAL							$11,298,833

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Bank of America Securities LLC	ARS	8,534,232	USD	602,700	$563,812	07/11/16	$(38,888)
	EUR	1,584,000	HUF	506,284,416	1,763,203	09/21/16	(15,924)
	USD	1,770,000	SGD	2,405,182	1,783,889	09/21/16	(13,889)
Barclays Bank PLC	CNY	12,680,479	USD	1,903,633	1,899,498	08/18/16	(4,135)
	USD	2,639,000	BRL	8,901,635	2,717,290	09/02/16	(78,290)
	USD	2,083,760	CNH	14,100,804	2,112,733	08/05/16	(28,973)
	USD	2,552,584	CNH	17,173,785	2,572,016	08/16/16	(19,432)
	USD	5,136,000	CNH	34,891,159	5,222,236	09/01/16	(86,236)
BNP Paribas SA	ARS	9,899,400	USD	700,000	654,001	07/11/16	(45,999)
	ARS	19,782,000	USD	1,400,000	1,306,174	07/12/16	(93,826)
	ARS	24,573,447	USD	1,743,210	1,621,653	07/13/16	(121,557)
	ARS	5,608,229	USD	375,132	368,679	07/20/16	(6,453)
	ARS	10,185,000	USD	700,000	666,994	07/27/16	(33,006)
	EUR	1,093,650	PLN	4,812,659	1,217,378	09/21/16	(197)
	HUF	484,698,214	EUR	1,540,000	1,703,272	09/21/16	(10,953)
	HUF	5,871,607,000	USD	21,010,169	20,633,344	09/21/16	(376,825)
	TRY	6,065,573	USD	2,072,000	2,068,557	09/21/16	(3,443)
	USD	30,889,965	AED	113,645,015	30,933,901	08/11/16	(43,936)
	USD	36,321,138	AED	133,692,499	36,390,051	08/15/16	(68,914)
	USD	1,167,551	MYR	4,798,403	1,203,060	07/27/16	(35,508)
Citibank NA (London)	CNH	27,547,941	USD	4,155,000	4,119,235	09/21/16	(35,765)
	PLN	13,579,688	EUR	3,125,000	3,435,583	09/21/16	(42,959)
	USD	1,749,000	KRW	2,026,748,196	1,757,390	07/15/16	(8,390)
	USD	12,095,291	KRW	14,449,034,456	12,527,081	07/25/16	(431,790)
	USD	1,594,049	RUB	102,966,000	1,605,150	07/11/16	(11,102)
	USD	12,155,429	SGD	16,757,841	12,429,051	09/21/16	(273,621)
	USD	6,315,656	TWD	205,795,167	6,397,417	07/14/16	(81,761)
	USD	3,241,202	TWD	104,950,114	3,264,728	08/22/16	(23,526)
Credit Suisse International (London)	USD	1,087,992	CLP	745,071,666	1,124,213	07/14/16	(36,221)
	USD	16,424,075	COP	49,752,628,000	16,973,585	07/15/16	(549,510)
Deutsche Bank AG (London)	ARS	10,077,837	USD	700,000	660,697	07/25/16	(39,303)
	ARS	10,297,000	USD	700,000	674,329	07/27/16	(25,671)
	ARS	9,680,880	USD	644,962	633,635	07/28/16	(11,327)
	ARS	10,705,240	USD	692,000	689,031	08/29/16	(2,969)
	EUR	1,570,000	PLN	7,013,787	1,747,620	09/21/16	(26,828)
	HUF	6,071,572,825	USD	21,585,128	21,336,042	09/21/16	(249,087)
	THB	72,830,800	USD	2,072,000	2,070,990	08/11/16	(1,010)
	USD	1,710,000	BRL	5,634,450	1,719,958	09/02/16	(9,958)
	USD	2,909,995	CNH	19,648,586	2,945,009	07/26/16	(35,015)
	USD	2,211,234	CNH	14,932,460	2,237,612	08/02/16	(26,379)
	USD	1,085,548	CNH	7,341,558	1,100,080	08/03/16	(14,532)
	USD	2,568,000	CNH	17,575,770	2,630,604	09/01/16	(62,604)
	USD	27,092,736	COP	80,316,415,000	27,466,283	07/05/16	(373,548)
	USD	24,366,664	COP	74,391,425,258	25,134,319	09/02/16	(767,655)
	USD	1,774,000	IDR	23,984,480,000	1,814,048	07/28/16	(40,048)
	USD	2,263,773	KRW	2,653,821,618	2,302,109	07/05/16	(38,335)
	USD	1,753,000	MYR	7,231,064	1,812,978	07/28/16	(59,978)
	USD	2,149,821	PLN	8,528,984	2,157,784	09/21/16	(7,963)
	USD	3,498,000	SGD	4,771,825	3,539,194	09/21/16	(41,194)
	USD	7,338,552	THB	258,458,240	7,351,326	07/27/16	(12,774)
	USD	1,892,737	THB	66,866,600	1,901,394	08/11/16	(8,657)
	USD	1,899,326	THB	66,945,536	1,903,146	08/25/16	(3,820)
	USD	7,471,156	THB	263,298,480	7,484,280	09/02/16	(13,124)
HSBC Bank PLC	CNH	20,985,873	USD	3,173,000	3,141,001	09/01/16	(31,999)
	CNH	23,121,805	USD	3,500,000	3,457,396	09/21/16	(42,604)
	PLN	20,582,107	USD	5,233,443	5,207,155	09/21/16	(26,289)
	USD	823,263	CLP	556,402,299	838,412	07/28/16	(15,149)
	USD	4,868,918	CNH	33,128,120	4,967,669	07/14/16	(98,751)
	USD	4,156,939	CNH	28,078,875	4,210,356	07/15/16	(53,417)
	USD	2,433,400	CNH	16,503,316	2,474,059	07/21/16	(40,660)
	USD	3,078,504	CNH	20,795,787	3,116,225	08/02/16	(37,721)
	USD	7,725,042	CNH	52,959,027	7,926,493	09/01/16	(201,451)
	USD	1,761,000	TRY	5,287,438	1,803,188	09/21/16	(42,188)
	USD	1,729,000	TWD	56,388,396	1,752,825	07/07/16	(23,825)
	USD	1,770,000	TWD	57,115,280	1,775,493	07/13/16	(5,493)
	USD	1,577,769	TWD	51,143,384	1,590,011	07/28/16	(12,242)

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

JPMorgan Chase Bank (London)	CZK	6,651,015	USD	277,857	$273,410	09/21/16	$(4,447)
	EUR	3,174,000	PLN	14,227,106	3,533,086	09/21/16	(66,290)
	USD	2,052,000	CNH	13,761,410	2,059,700	09/01/16	(7,700)
	USD	1,761,000	IDR	23,639,487,900	1,790,310	07/18/16	(29,310)
	USD	705,950	IDR	9,432,900,000	713,357	07/29/16	(7,407)
	USD	1,729,000	KRW	2,027,114,180	1,757,870	07/08/16	(28,870)
	USD	3,973,116	KRW	4,590,736,743	3,980,463	07/18/16	(7,347)
	USD	5,943,329	TWD	194,168,569	6,036,560	07/28/16	(93,230)
	USD	1,913,150	TWD	61,976,508	1,926,980	08/03/16	(13,830)
Morgan Stanley & Co. International PLC	USD	4,292,500	BRL	14,998,149	4,661,977	07/05/16	(369,477)
	USD	1,710,000	BRL	5,679,833	1,733,811	09/02/16	(23,811)
	USD	4,420,865	COP	13,128,641,388	4,478,962	07/15/16	(58,097)
	USD	3,570,296	IDR	48,995,165,467	3,712,061	07/15/16	(141,765)
	USD	272,531	IDR	3,664,458,330	277,122	07/29/16	(4,591)
	USD	1,749,000	KRW	2,038,807,551	1,768,010	07/08/16	(19,010)
	USD	3,513,222	KRW	4,065,921,731	3,524,123	08/16/16	(10,901)
	USD	2,110,483	MXN	40,530,867	2,198,606	09/21/16	(88,124)
	USD	394,497	PEN	1,320,382	398,309	09/14/16	(3,812)
	USD	742,414	RUB	49,170,802	765,876	07/14/16	(23,462)
	USD	7,014,000	RUB	463,784,618	7,197,196	07/27/16	(183,196)
	USD	15,615,008	RUB	1,047,017,539	16,217,219	08/04/16	(602,210)
	USD	1,263,000	SGD	1,706,313	1,265,548	09/21/16	(2,548)
	USD	3,789,087	TWD	123,543,175	3,840,712	07/22/16	(51,625)
	USD	3,734,543	TWD	120,244,804	3,739,343	08/10/16	(4,800)
	USD	5,331,494	ZAR	82,736,214	5,523,950	09/21/16	(192,458)
Royal Bank of Canada	USD	12,635,976	BRL	42,411,979	13,183,208	07/05/16	(547,232)
	USD	692,000	MXN	13,230,486	717,691	09/21/16	(25,691)
Royal Bank of Scotland PLC	ARS	17,230,094	USD	1,216,935	1,136,425	07/14/16	(80,510)
	COP	2,138,109,690	USD	733,000	729,437	07/15/16	(3,563)
	EUR	1,574,000	PLN	7,043,382	1,752,072	09/21/16	(29,863)
	USD	1,777,000	MXN	33,623,470	1,823,913	09/21/16	(46,913)
	USD	1,729,000	TRY	5,188,712	1,769,519	09/21/16	(40,519)
Standard Chartered Bank	CNH	39,551,234	USD	5,972,251	5,919,719	09/01/16	(52,532)
	CNH	81,349,722	USD	12,324,000	12,164,199	09/21/16	(159,801)
	USD	4,942,777	CNH	33,675,140	5,048,337	07/21/16	(105,560)
	USD	4,950,238	CNH	33,472,273	5,017,732	07/22/16	(67,493)
	USD	1,314,000	CNH	8,801,960	1,316,154	09/21/16	(2,154)
	USD	10,446,919	HKD	81,044,067	10,456,788	09/21/16	(9,868)
	USD	1,729,000	TWD	56,360,213	1,751,949	07/07/16	(22,949)
	USD	3,475,604	TWD	112,748,609	3,507,683	08/26/16	(32,078)
	USD	2,340,000	ZAR	36,202,668	2,417,100	09/21/16	(77,100)
UBS AG (London)	EUR	1,587,000	HUF	505,111,522	1,766,543	09/21/16	(8,463)
	EUR	2,502,000	PLN	11,190,102	2,785,060	09/21/16	(45,971)
	HUF	489,348,410	EUR	1,551,000	1,719,613	09/21/16	(6,857)
	IDR	33,406,350,000	USD	2,526,000	2,521,868	08/10/16	(4,132)
	RON	16,085,173	USD	4,018,982	3,951,049	09/21/16	(67,933)
	USD	1,919,476	KRW	2,224,000,811	1,928,427	07/15/16	(8,951)
	USD	4,050,547	MYR	16,420,916	4,117,066	07/08/16	(66,519)
	USD	2,854,736	TWD	92,379,245	2,871,732	07/14/16	(16,996)
	USD	1,895,203	TWD	62,039,485	1,928,593	07/15/16	(33,390)
	USD	2,098,827	ZAR	32,789,370	2,189,209	09/21/16	(90,382)
Westpac Banking Corp.	USD	2,582,000	CNH	17,687,759	2,647,365	09/01/16	(65,365)
	USD	1,763,630	KRW	2,057,380,205	1,783,951	07/15/16	(20,321)

TOTAL							$(8,902,021)

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Ultra Long U.S. Treasury Bonds	68	September 2016	$12,673,500	$787,505
10 Year German Euro-Bund	2	September 2016	370,923	6,544
2 Year U.S. Treasury Notes	(46)	September 2016	(10,089,094)	(70,353)
5 Year U.S. Treasury Notes	(73)	September 2016	(8,917,977)	(104,868)
10 Year U.S. Treasury Notes	61	September 2016	8,112,047	190,801
20 Year U.S. Treasury Bonds	(138)	September 2016	(23,783,437)	(1,352,857)

TOTAL				$(543,228)

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC	COP	20,906,520		12/11/16	Colombia IBR Overnight Interbank	4.340%	$—	$102,325
		14,069,340		04/06/17	Colombia IBR Overnight Interbank	6.590	—	15,853
	KRW	7,833,870		11/04/17	2.060%	3 month KWCDC	—	79,055
	INR	443,200	(a)	09/21/21	12 month MIBOR	6.420	—	35,740
Barclays Bank PLC	KRW	14,556,500		11/07/17	2.034	3 month KWCDC	—	140,811
		24,854,460	(a)	09/18/22	3 month KWCDC	3.300	—	(2,214,450)
		20,329,360	(a)	12/05/22	3 month KWCDC	3.275	—	(1,782,584)
	MXN	309,200	(a)	06/29/27	8.010	Mexico Interbank TIIE 28 Days	—	607,593
Citibank NA	COP	20,669,680		12/11/16	Colombia IBR Overnight Interbank	4.330	—	104,317
	BRL	19,380		01/02/17	15.740	1 month Brazilian Interbank Deposit Average	—	91,533
		35,190		01/02/17	11.500	1 month Brazilian Interbank Deposit Average	—	(388,455)
		54,230		01/02/17	15.238	1 month Brazilian Interbank Deposit Average	—	186,020
	COP	10,411,990		05/05/17	Colombia IBR Overnight Interbank	7.090	—	376
		12,695,600		06/13/17	Colombia IBR Overnight Interbank	7.220	—	7,852
	KRW	25,075,360		07/29/17	1.625	3 month KWCDC	—	85,326
	BRL	17,340		01/02/18	14.460	1 month Brazilian Interbank Deposit Average	—	106,925
		10,920		01/02/19	12.645	1 month Brazilian Interbank Deposit Average	—	15,282
	THB	128,250		04/11/19	1.523	6 month Thai Reuters	—	1,772
		446,710		06/15/19	1.550	6 month Thai Reuters	(20,830)	40,163
		188,720	(a)	09/21/19	1.641	6 month Thai Reuters	—	18,553
	ZAR	162,000		05/30/20	6.623	3 month JIBAR	—	(442,375)
	THB	650,000		12/17/20	2.080	6 month Thai Reuters	—	366,839
		141,790		02/04/21	1.903	6 month Thai Reuters	—	53,009
		315,920	(a)	09/21/21	6 month MIBOR	6.420	(3,752)	47,872
	KRW	20,189,970		07/11/24	2.940	3 month KWCDC	—	2,388,498
		4,797,960	(a)	03/13/28	3 month KWCDC	3.165	—	(353,455)
Credit Suisse International (London)	BRL	45,140		01/02/17	12.580	1 month Brazilian Interbank Deposit Average	—	(236,827)
		17,400		01/02/18	11.960	1 month Brazilian Interbank Deposit Average	—	(160,776)
		23,240		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	—	(356,734)
	COP	20,678,330		04/15/19	Colombia IBR Overnight Interbank	5.110	—	254,076
		3,635,890		05/02/24	Colombia IBR Overnight Interbank	6.055	—	53,158

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Deutsche Bank AG	KRW	11,710,120		03/03/17	2.850%	3 month KWCDC	$—	$112,500
		7,077,400		10/28/17	2.173	3 month KWCDC	—	81,293
	BRL	9,840		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	—	(148,460)
		31,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	—	(392,522)
	ZAR	168,500		06/07/18	7.100	3 month JIBAR	—	(101,458)
		6,480		01/02/19	14.357	1 month Brazilian Interbank Deposit Average	—	71,971
	THB	46,620		06/15/19	1.645	6 month Thai Reuters	—	6,047
	BRL	16,650	(a)	01/02/20	11.840	1 month Brazilian Interbank Deposit Average	—	12,080
		11,360		01/04/21	1 month Brazilian Interbank Deposit Average	13.927%	—	(191,093)
		11,730		01/04/21	14.080	1 month Brazilian Interbank Deposit Average	—	212,124
	ZAR	7,820		05/23/21	6.550	3 month JIBAR	—	(29,384)
	BRL	7,260		01/02/23	1 month Brazilian Interbank Deposit Average	13.855	—	(144,986)
		7,350		01/02/23	1 month Brazilian Interbank Deposit Average	14.195	—	(171,860)
		17,590		01/02/23	1 month Brazilian Interbank Deposit Average	13.602	—	(305,841)
	KRW	17,289,860		08/23/23	3.620	3 month KWCDC	—	2,554,755
	BRL	22,680		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	—	(50,525)
JPMorgan Securities, Inc.		295,000		01/02/17	1 month Brazilian Interbank Deposit Average	14.430	—	(294,049)
	THB	169,850		04/19/19	1.554	6 month Thai Reuters	—	6,836
	COP	10,159,090		04/22/19	3 month COP	5.190	—	118,335
	BRL	23,970	(a)	01/02/20	11.870	1 month Brazilian Interbank Deposit Average	—	18,882
	CNY	29,420		04/20/21	2.769	3 month SHIBOR	—	20,505
	INR	101,210		09/21/21	6 month MIBOR	6.420	(2,758)	10,920
	ZAR	125,000		12/20/21	7.760	3 month JIBAR	(1,166)	(72,502)
Morgan Stanley & Co. International PLC	COP	35,960,090		12/07/16	Colombia IBR Overnight Interbank	6.080	—	80,762
		12,522,350		02/08/17	Colombia IBR Overnight Interbank	6.390	—	23,269
		9,927,740		03/31/17	Colombia IBR Overnight Interbank	6.570	—	11,708
		9,927,740		04/03/17	Colombia IBR Overnight Interbank	6.550	—	18,154
		6,725,950		05/04/17	Colombia IBR Overnight Interbank	7.040	—	1,380
		32,718,530		05/08/17	Colombia IBR Overnight Interbank	7.120	—	(2,539)
		8,287,780		06/15/17	Colombia IBR Overnight Interbank	7.230	—	(9,343)

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Morgan Stanley & Co. International PLC (continued)	KRW	5,518,900		10/13/17	2.250%	3 month KWCDC	$—	$68,645
	BRL	1,330		01/02/19	12.610	1 month Brazilian Interbank Deposit Average	—	1,592
		20,490		01/02/19	14.080	1 month Brazilian Interbank Deposit Average	—	194,565
	KRW	9,834,960		02/03/19	1.461	3 month KWCDC	—	53,756
	CNY	8,650		04/18/21	2.745	3 month SHIBOR	—	11,118
		20,160		04/26/21	2.977	3 month SHIBOR	—	58,868
	MXN	135,000		06/17/21	5.630	Mexico Interbank TIIE 28 Days	—	33,875
	INR	103,340	(a)	09/21/21	6 month MIBOR	6.420%	(965)	9,298
	COP	3,635,890		05/02/24	6.055	Columbia IBR Overnight Interbank	(5,402)	(47,756)
	KRW	19,502,470	(a)	03/03/28	3 month KWCDC	3.135	—	(1,412,605)

TOTAL							$(34,873)	$(714,393)

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016. CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS
					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	PLN	4,100	(a)	09/21/20	2.017%	6 month WIBOR	$8	$11,934
	MXN	66,630	(a)	09/15/21	5.500	Mexico Interbank TIIE 28 Days	(7,530)	(13,510)
		5,940	(a)	09/15/21	6.000	Mexico Interbank TIIE 28 Days	1,901	3,521
	HUF	1,871,420	(a)	09/21/21	1.380	6 month BUBOR	70	(24,656)
	HKD	46,780	(a)	09/21/21	3 month HIBOR	1.500%	27,007	(120,474)
	MXN	92,020	(a)	09/06/23	5.250	Mexico Interbank TIIE 28 Days	(247,858)	58,239
		155,980	(a)	09/13/23	5.750	Mexico Interbank TIIE 28 Days	(89,186)	21,809
	EUR	1,560	(a)	09/21/23	6 month EURO	0.750	(66,174)	(8,832)
	MXN	54,290		11/20/24	Mexico Interbank TIIE 28 Days	5.955	24	(3,958)
	ZAR	52,850		12/18/24	3 month JIBAR	7.890	30	76,396
	MXN	20,280		01/24/25	Mexico Interbank TIIE 28 Days	5.660	15	23,987
	CZK	63,420		06/21/26	6 month PRIBOR	0.550	39	(19,545)
	MXN	169,240	(a)	09/09/26	6.000	Mexico Interbank TIIE 28 Days	(253,871)	137,974
	EUR	2,300	(a)	09/21/26	1.000	6 month EURO	130,500	9,768
		$6,880	(a)	09/21/26	3 month LIBOR	2.250	(427,123)	(127,642)
	ZAR	90,000	(a)	09/21/26	8.685	3 month JIBAR	(44,643)	172,325

TOTAL							$(976,791)	$197,336

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/14	$560	(1.000)%	06/20/19	0.719%	$(2,211)	$(2,586)
	People’s Republic of China 7.500%, 10/28/27	4,100	(1.000)	12/20/20	1.098	28,689	(12,567)
		1,800	(1.000)	06/20/21	1.198	16,827	(344)
		600	(1.000)	06/20/19	0.719	(2,126)	(3,013)
Barclays Bank PLC	People’s Republic of China 4.250%, 10/28/14	910	(1.000)	03/20/19	0.677	(1,639)	(6,576)
	People’s Republic of China 7.500%, 10/28/27	650	(1.000)	06/20/21	1.198	5,938	14
		2,260	(1.000)	03/20/19	0.677	(4,961)	(15,439)
Citibank NA	People’s Republic of China 4.250%, 10/28/14	410	(1.000)	03/20/19	0.677	(952)	(2,749)
	People’s Republic of China 7.500%, 10/28/27	3,400	(1.000)	12/20/20	1.098	39,859	(26,489)
		21,770	(1.000)	03/20/19	0.677	(68,047)	(128,462)
		44,310	(1.000)	06/20/19	0.719	(157,736)	(221,790)
		1,070	(1.000)	12/20/20	1.098	6,998	(2,791)
		8,440	(1.000)	06/20/21	1.198	85,649	(8,365)
Deutsche Bank AG		610	(1.000)	12/20/20	1.098	5,012	(2,614)
JPMorgan Securities, Inc.	People’s Republic of China 4.250%, 10/28/14	280	(1.000)	06/20/19	0.719	(1,024)	(1,374)
	People’s Republic of China 7.500%, 10/28/27	4,730	(1.000)	12/20/20	1.098	7,496	11,104
		1,350	(1.000)	06/20/19	0.719	(5,521)	(6,042)
		530	(1.000)	12/20/20	1.098	2,683	(598)
		250	(1.000)	06/20/21	1.198	2,539	(250)

TOTAL						$(42,527)	$(430,931)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date(c)	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Citibank NA	ZAR	26,400,000	$2,540,263	05/13/24	3 Month JIBAR	3 Month LIBOR	$1,169	$(730,425)
Deutsche Bank AG		42,202,250	4,054,984	05/23/19	3 Month JBAR	3 Month LIBOR	8,688	(1,190,080)
	TRY	6,600,000	2,960,969	12/04/16	8.05%	3 Month LIBOR	(2,257)	(566,281)

TOTAL							$7,600	$(2,486,786)

(c)	At the termination date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

NON-DELIVERABLE BOND FORWARD CONTRACT#

Counterparty	Notional Amount (000s)	Reference Obligation	Settlement Date	Unrealized Gain (Loss)*

Deutsche Bank AG	COP 12,956,800	Titulos de Tesoreria 7.750% 09/18/30	09/18/30	$ 141,928

#	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

*	There are no upfront payments on the bond forward contracts, therefore the unrealized gain (loss) of the bond forward contracts is equal to their market value.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$555,592,657

Gross unrealized gain	6,467,303
Gross unrealized loss	(89,337,353)

Net unrealized security loss	$(82,870,050)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 110.6%
Collateralized Mortgage Obligations – 5.6%
Adjustable Rate Non-Agency(a) – 0.7%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$128,503	3.102%	04/25/35	$ 127,145
Bear Stearns Alt-A Trust Series 2005-5, Class 21A1
774,657	2.790	07/25/35	735,727
Countrywide Alternative Loan Trust Series 2005-16, Class A1
487,824	2.055	06/25/35	419,570
Countrywide Alternative Loan Trust Series 2005-38, Class A1
132,902	1.910	09/25/35	116,965
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
225,077	0.688	01/19/36	143,545
Impac CMB Trust Series 2004-08, Class 1A
53,283	1.166	10/25/34	43,271
Morgan Stanley Mortgage Loan Trust Series 2004-8AR, Class 4A1
572,396	2.681	10/25/34	561,762

			2,147,985

Interest Only(b) – 0.3%
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
2,994	5.250	07/25/33	76
FHLMC REMIC Series 4456, Class IO
456,580	4.500	10/15/44	75,247
FHLMC STRIPS Series 304, Class C45
524,507	3.000	12/15/27	44,560
FNMA REMIC Series 2011-124, Class SC(a)
658,255	6.097	12/25/41	122,961
FNMA REMIC Series 2012-146, Class IO
3,104,859	3.500	01/25/43	486,830
GNMA REMIC Series 2014-11, Class KI
498,056	4.500	12/20/42	52,108
GNMA REMIC Series 2015-129, Class IC
975,614	4.500	09/16/45	136,234
GNMA REMIC Series 2015-72, Class JI
248,631	3.500	05/20/45	23,353
GNMA REMIC Series 2015-83, Class PI
411,648	3.500	06/20/45	38,484
GNMA REMIC Series 2015-90, Class PI
330,653	3.500	04/20/45	28,354
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
13,200	0.123	08/25/33	80
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
2,096	0.320	07/25/33	24

			1,008,311

Inverse Floaters(a) – 1.4%
FHLMC REMIC Series 4273, Class PS
469,691	5.658	11/15/43	82,754
FHLMC REMIC Series 4314, Class SE
599,514	5.608	03/15/44	101,906
FHLMC REMIC Series 4320, Class SD
344,708	5.658	07/15/39	60,539
FHLMC REMIC Series 4326, Class GS
756,880	5.608	04/15/44	127,847
FNMA REMIC Series 2010-126, Class LS
975,523	4.543	11/25/40	176,363
FNMA REMIC Series 2012-88, Class SB
785,646	6.217	07/25/42	141,441
FNMA REMIC Series 2013-121, Class SA
701,585	5.647	12/25/43	128,763

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
FNMA REMIC Series 2013-96, Class SW
$388,341	5.647%	09/25/43	$ 70,279
FNMA REMIC Series 2014-87, Class MS
202,172	5.797	01/25/45	37,542
FNMA REMIC Series 2015-20, Class ES
890,365	5.697	04/25/45	202,144
FNMA REMIC Series 2015-79, Class SA
824,555	5.797	11/25/45	142,793
FNMA REMIC Series 2015-81, Class SA
2,601,504	5.247	11/25/45	410,588
FNMA REMIC Series 2015-82, Class MS
680,561	5.247	11/25/45	118,446
GNMA REMIC Series 2010-1, Class SD
29,502	5.342	01/20/40	4,883
GNMA REMIC Series 2010-101, Class S
1,982,251	5.552	08/20/40	319,115
GNMA REMIC Series 2010-20, Class SE
778,404	5.802	02/20/40	128,830
GNMA REMIC Series 2010-31, Class SA
482,318	5.302	03/20/40	73,022
GNMA REMIC Series 2010-85, Class SN
75,505	5.492	07/20/40	13,589
GNMA REMIC Series 2010-98, Class QS
252,811	6.152	01/20/40	33,853
GNMA REMIC Series 2011-17, Class SA
301,213	5.652	09/20/40	42,850
GNMA REMIC Series 2011-61, Class CS
181,343	6.232	12/20/35	12,142
GNMA REMIC Series 2011-79, Class AS
41,498	5.662	07/20/37	712
GNMA REMIC Series 2013-113, Class SD
329,669	6.258	08/16/43	69,241
GNMA REMIC Series 2013-134, Class DS
176,553	5.652	09/20/43	28,983
GNMA REMIC Series 2013-152, Class SJ
993,916	5.702	05/20/41	162,345
GNMA REMIC Series 2014-132, Class SL
1,406,876	5.652	10/20/43	190,349
GNMA REMIC Series 2014-133, Class BS
614,719	5.152	09/20/44	91,500
GNMA REMIC Series 2014-41, Class SA
194,981	5.652	03/20/44	32,914
GNMA REMIC Series 2015-110, Class MS
2,704,927	5.262	08/20/45	387,539
GNMA REMIC Series 2015-111, Class SM
823,308	5.752	08/20/45	133,038
GNMA REMIC Series 2015-112, Class SB
801,460	5.292	08/20/45	115,535
GNMA REMIC Series 2015-119, Class SN
1,751,713	5.802	08/20/45	273,915
GNMA REMIC Series 2015-126, Class HS
1,648,281	5.752	09/20/45	258,882
GNMA REMIC Series 2015-168, Class SD
419,490	5.752	11/20/45	69,762
GNMA REMIC Series 2016-1, Class ST
864,218	5.752	01/20/46	135,771
GNMA REMIC Series 2016-4, Class SM
1,112,025	5.202	01/20/46	174,876
GNMA REMIC Series 2016-6, Class SB
903,010	5.202	01/20/46	144,574

			4,699,625

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Planned Amortization Class – 0.3%
FHLMC REMIC Series 3748
$875,488	4.000%	11/15/39	$ 929,706

Sequential Fixed Rate – 1.7%
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
2,000,000	4.317	11/25/19	2,186,465
FHLMC REMIC Series 2042, Class N
89,661	6.500	03/15/28	100,811
FNMA REMIC Series 2000-16, Class ZG
232,864	8.500	06/25/30	275,405
FNMA REMIC Series 2011-52, Class GB
902,158	5.000	06/25/41	1,006,683
FNMA REMIC Series 2011-99, Class DB
965,781	5.000	10/25/41	1,076,596
FNMA REMIC Series 2012-111, Class B
158,152	7.000	10/25/42	183,097
FNMA REMIC Series 2012-153, Class B
569,438	7.000	07/25/42	672,277

			5,501,334

Sequential Floating Rate(a) – 0.7%
FHLMC REMIC Series 4103, Class BF
1,650,928	0.792	12/15/38	1,646,183
FNMA REMIC Series 2011-63, Class FG
215,834	0.903	07/25/41	216,225
New Residential Mortgage Loan Trust Series 2015-1A, Class A1(c)
570,869	3.750	05/28/52	594,774

			2,457,182

Support – 0.5%
FNMA REMIC Series 2005-59, Class KZ
1,335,134	5.500	07/25/35	1,497,832

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 18,241,975

Commercial Mortgage-Backed Securities – 7.3%
Sequential Fixed Rate – 3.3%
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
$3,816,686	5.602%	06/11/50	$ 3,966,184
FHLMC Multifamily Structured Pass-Through Certificates Series K027, Class A2
1,400,000	2.637	01/25/23	1,478,523
FHLMC Multifamily Structured Pass-Through Certificates Series K028, Class A2
3,450,000	3.111	02/25/23	3,741,508
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
1,400,000	2.811	01/25/25	1,486,350

			10,672,565

Sequential Floating Rate(a) – 4.0%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
150,000	5.634	04/10/49	154,499
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
2,148,187	6.054	12/10/49	2,243,808

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(a) – (continued)
Commercial Mortgage Trust Series 2007-C9, Class A1A
$2,261,300	5.813%	12/10/49	$ 2,337,701
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
700,000	3.034	10/25/20	745,399
GS Mortgage Securities Trust Series 2007-GG10, Class A4
3,489,003	5.795	08/10/45	3,572,323
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
728,642	5.866	09/15/45	762,925
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	50,595
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	48,457
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
944,101	5.509	11/12/49	954,131
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A
650,792	6.009	06/15/45	650,661
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A4(c)
1,300,000	4.869	02/15/44	1,460,820

			12,981,319

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 23,653,884

Federal Agencies – 97.7%
Adjustable Rate FHLMC(a) – 0.1%
$82,565	2.640%	04/01/33	$ 87,214
39,851	2.483	09/01/33	42,052
19,942	2.422	10/01/34	20,972
30,825	2.623	11/01/34	32,594
29,026	2.932	02/01/35	30,749
100,233	2.639	06/01/35	106,041

			319,622

Adjustable Rate FNMA(a) – 0.4%
3,426	1.914	07/01/22	3,461
13,685	1.928	07/01/27	13,897
13,489	1.928	11/01/27	13,696
6,028	1.928	01/01/31	6,141
7,672	1.928	06/01/32	7,821
7,817	1.914	08/01/32	7,969
31,280	1.914	05/01/33	31,855
11,929	2.195	06/01/33	12,279
162,184	2.581	06/01/33	171,431
9,615	2.647	07/01/33	10,149
151,033	1.920	08/01/33	153,633
479	3.125	09/01/33	509
80,964	2.537	12/01/33	84,845
939	2.699	12/01/33	985
2,745	2.729	04/01/34	2,906
249,035	2.943	08/01/34	265,259
36,952	2.545	11/01/34	38,776
51,604	2.611	02/01/35	54,504
73,431	2.597	03/01/35	76,919
42,728	3.039	04/01/35	45,401
95,889	2.949	05/01/35	101,230
5,406	1.928	11/01/35	5,502
41,748	1.928	12/01/37	42,417
25,643	1.928	01/01/38	26,048
15,820	1.928	11/01/40	16,115

			1,193,748

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – 0.4%
$22,970	1.750%	06/20/23	$ 23,432
11,214	1.875	07/20/23	11,426
11,005	1.875	08/20/23	11,215
29,647	1.875	09/20/23	30,217
9,290	2.000	03/20/24	9,481
78,351	1.750	04/20/24	80,062
8,528	1.750	05/20/24	8,715
64,728	1.750	06/20/24	66,163
14,598	2.000	06/20/24	14,919
22,580	1.875	07/20/24	23,053
23,598	2.000	07/20/24	24,098
40,636	1.875	08/20/24	41,492
21,784	2.000	08/20/24	22,262
20,050	1.875	09/20/24	20,477
24,819	2.000	11/20/24	25,361
9,725	2.000	12/20/24	9,939
15,888	2.500	12/20/24	16,476
16,896	2.000	01/20/25	17,270
9,344	2.000	02/20/25	9,553
33,212	2.000	05/20/25	34,028
27,086	2.000	07/20/25	27,712
12,396	2.000	02/20/26	12,704
651	1.875	07/20/26	667
31,429	2.000	01/20/27	32,246
11,763	2.000	02/20/27	12,066
91,588	1.750	04/20/27	94,075
9,999	1.750	05/20/27	10,280
11,817	1.750	06/20/27	12,151
4,324	2.000	11/20/27	4,444
14,536	2.000	12/20/27	14,942
30,306	2.000	01/20/28	31,128
11,250	2.000	02/20/28	11,557
12,743	2.000	03/20/28	13,092
49,479	1.875	07/20/29	50,855
29,530	1.875	08/20/29	30,385
6,087	1.875	09/20/29	6,257
27,763	2.000	10/20/29	28,582
35,283	2.000	11/20/29	36,338
7,533	2.000	12/20/29	7,759
10,811	2.000	01/20/30	11,133
5,286	2.000	02/20/30	5,451
29,699	2.000	03/20/30	30,588
32,215	1.750	04/20/30	33,222
46,137	1.750	05/20/30	47,586
35,861	2.000	05/20/30	36,985
8,032	1.750	06/20/30	8,294
74,805	2.000	07/20/30	77,173
12,815	2.000	09/20/30	13,207
25,027	2.000	10/20/30	25,827

			1,226,345

FHLMC – 14.7%
26	5.000	09/01/16	26
232	5.000	11/01/16	238
1,096	5.000	01/01/17	1,122
2,248	5.000	02/01/17	2,303
2,370	5.000	03/01/17	2,421

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$4,917	5.000%	04/01/17	$ 5,035
166	5.000	05/01/17	170
273	5.000	08/01/17	280
19,663	5.000	09/01/17	20,169
25,204	5.000	10/01/17	25,849
18,124	5.000	11/01/17	18,591
15,906	5.000	12/01/17	16,321
21,326	5.000	01/01/18	21,973
51,779	5.000	02/01/18	53,503
51,468	5.000	03/01/18	53,259
52,056	5.000	04/01/18	53,810
5,546	4.500	05/01/18	5,744
39,329	5.000	05/01/18	40,775
11,153	5.000	06/01/18	11,529
11,494	5.000	07/01/18	11,887
4,767	5.000	08/01/18	4,931
3,383	5.000	09/01/18	3,504
16,448	5.000	10/01/18	17,083
18,101	5.000	11/01/18	18,789
8,910	5.000	12/01/18	9,250
1,379	5.000	01/01/19	1,434
369	5.000	02/01/19	385
69,638	5.500	04/01/20	73,530
278,561	5.000	11/01/22	307,429
269,864	4.500	08/01/23	294,084
44,846	7.000	04/01/31	52,754
568,143	7.000	09/01/31	650,866
238,063	7.000	04/01/32	283,318
503,779	7.000	05/01/32	599,332
17,363	4.500	07/01/33	19,000
547,115	4.500	08/01/33	598,726
1,058,202	4.500	09/01/33	1,158,029
101,576	4.500	10/01/33	111,158
138,692	5.000	10/01/33	153,802
14,089	5.500	12/01/33	16,270
241,828	5.500	04/01/35	274,612
6,519	5.000	07/01/35	7,226
4,551	4.500	08/01/35	4,975
16,940	4.500	09/01/35	18,526
7,066	4.500	10/01/35	7,725
149,030	5.000	12/01/35	169,684
104,161	5.500	01/01/36	119,127
304	5.500	02/01/36	348
2,220	5.000	02/01/37	2,530
43,939	6.000	08/01/37	50,184
47,192	6.000	09/01/37	53,895
17,922	6.000	10/01/37	20,466
126,925	6.000	11/01/37	144,936
134,353	6.000	12/01/37	153,418
61,066	4.500	01/01/38	66,760
4,788	5.500	01/01/38	5,347
134,173	6.000	01/01/38	153,225
38,004	6.000	02/01/38	43,390
7,427	6.000	03/01/38	8,483
42,903	6.000	04/01/38	49,002
16,483	6.000	05/01/38	18,858
2,433	4.500	06/01/38	2,660
33,640	6.000	06/01/38	38,452
25,260	6.000	07/01/38	28,889
16,443	6.000	08/01/38	18,801
97,741	4.500	09/01/38	107,282
141,915	6.000	09/01/38	162,041
29,695	6.000	10/01/38	33,902
2,457	6.000	11/01/38	2,812

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$2,181	6.000%	12/01/38	$ 2,490
775	4.500	01/01/39	845
102,687	6.000	01/01/39	117,237
51,566	4.500	02/01/39	56,204
12,994	6.000	02/01/39	14,868
557,802	7.000	02/01/39	658,642
20,169	4.500	03/01/39	21,983
8,420	6.000	03/01/39	9,613
4,766	4.500	04/01/39	5,195
3,690	6.000	04/01/39	4,205
175,630	4.500	05/01/39	191,429
477,433	5.000	05/01/39	527,308
491,327	4.500	06/01/39	535,531
9,439	4.500	07/01/39	10,288
870,495	5.000	07/01/39	967,882
11,517	4.500	08/01/39	12,553
30,676	4.500	09/01/39	33,437
6,118	4.500	10/01/39	6,669
4,174	4.500	11/01/39	4,550
10,249	4.500	12/01/39	11,171
16,223	4.500	01/01/40	17,682
10,936	4.500	04/01/40	11,982
52,211	6.000	04/01/40	59,615
17,892	4.500	05/01/40	19,605
108,414	6.000	05/01/40	123,787
25,379	4.000	06/01/40	27,164
25,193	4.500	06/01/40	27,605
14,514	4.500	07/01/40	15,904
4,822	4.500	08/01/40	5,284
42,001	5.000	08/01/40	46,456
26,964	5.000	10/01/40	29,990
333,593	4.000	02/01/41	358,757
106,232	4.500	02/01/41	116,348
17,384	4.500	03/01/41	19,039
40,489	4.500	04/01/41	44,345
41,190	4.500	05/01/41	45,112
79,883	4.500	06/01/41	87,492
4,267	5.000	06/01/41	4,734
204,472	4.500	08/01/41	223,943
222,968	4.500	09/01/41	244,312
118,620	4.000	10/01/41	129,954
25,294	4.000	11/01/41	27,268
12,696	4.500	12/01/41	13,905
161,257	4.500	03/01/42	176,612
71,665	3.000	05/01/42	74,503
649,654	3.500	06/01/42	694,304
1,638,888	4.500	06/01/42	1,803,225
181,758	3.000	08/01/42	189,791
231,989	3.500	08/01/42	247,286
73,923	3.000	10/01/42	77,174
473,242	3.500	10/01/42	504,594
973,839	3.000	11/01/42	1,019,755
376,435	3.500	11/01/42	401,256
1,674,906	3.000	12/01/42	1,753,876
2,988,980	3.000	01/01/43	3,129,374
265,235	3.000	02/01/43	276,431
4,204,112	3.500	04/01/43	4,458,330
4,307,123	3.500	08/01/43	4,547,329
1,895,108	4.000	08/01/43	2,064,335
843,032	3.500	06/01/44	903,493
31,388	4.000	11/01/44	34,377
132,879	3.500	02/01/45	142,077
189,856	3.500	03/01/45	203,057

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$1,104,533	3.500%	06/01/45	$ 1,179,952
860,661	3.500	10/01/45	919,966
10,136,750	3.500	03/01/46	10,794,390
800,479	3.500	05/01/46	852,886

			47,826,991

FNMA – 55.3%
3	5.500	08/01/16	3
384	5.500	11/01/16	386
349	5.500	12/01/16	351
787	5.500	01/01/17	792
120	5.500	05/01/17	122
512	5.500	07/01/17	518
75	5.500	09/01/17	76
1,956	5.500	01/01/18	1,990
1,695	5.500	02/01/18	1,726
803,066	2.800	03/01/18	814,518
53,641	5.000	03/01/18	55,160
4,171	5.500	04/01/18	4,303
2,530,000	3.840	05/01/18	2,606,752
1,089	5.500	05/01/18	1,128
83,513	5.000	06/01/18	86,198
4,111	5.000	09/01/18	4,251
2,233	7.000	11/01/18	2,267
797	5.500	02/01/19	822
6,882	5.500	04/01/19	7,177
723	5.500	05/01/19	750
6,344	5.500	07/01/19	6,639
20,424	5.500	08/01/19	21,515
10,194	5.500	09/01/19	10,786
18,857	5.500	10/01/19	19,904
8,033	5.500	11/01/19	8,501
5,598	5.500	12/01/19	5,885
26,957	5.500	02/01/20	28,324
93,737	4.500	03/01/20	97,215
727,949	3.416	10/01/20	782,325
11,698	5.500	01/01/21	12,414
17,204	7.000	09/01/21	18,828
63,361	7.000	06/01/22	69,743
26,104	7.000	07/01/22	28,572
2,361	4.500	04/01/23	2,480
452	7.000	01/01/29	453
1,737	7.000	09/01/29	1,802
7,817	7.000	08/01/31	8,624
769	7.000	03/01/32	914
1,452	7.000	04/01/32	1,620
2,841	7.000	06/01/32	2,916
340	7.000	07/01/32	344
56,784	6.000	01/01/33	65,681
2,011	6.000	02/01/33	2,334
910	5.500	07/01/33	1,028
22,000	5.000	08/01/33	24,678
6,160	5.500	09/01/33	6,992
23,166	5.500	02/01/34	26,332
6,441	5.500	03/01/34	7,319
11,366	5.000	04/01/34	12,676
11,005	5.500	04/01/34	12,507
52	5.500	06/01/34	58
41,129	5.500	07/01/34	46,722
6,558	5.500	08/01/34	7,509
27,898	5.500	10/01/34	31,744
4,331	5.500	11/01/34	4,933
170,077	5.500	12/01/34	193,603

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$177,665	6.000%	04/01/35	$ 205,512
13,553	5.500	05/01/35	15,309
5,261	5.500	06/01/35	6,003
7,303	5.000	07/01/35	8,218
14,795	5.500	07/01/35	16,921
6,673	5.500	08/01/35	7,621
9,958	5.500	09/01/35	11,380
320,055	5.000	10/01/35	356,237
4,096	5.500	10/01/35	4,614
96,576	6.000	10/01/35	111,697
3,046	5.500	12/01/35	3,495
2,508	6.000	12/01/35	2,885
519,073	5.000	01/01/36	577,755
115	5.500	02/01/36	131
17,145	5.500	04/01/36	19,369
2,580	6.000	04/01/36	2,965
433,806	4.500	07/01/36	475,814
33,252	5.500	07/01/36	37,340
48,083	4.500	12/01/36	52,710
3,767	5.500	02/01/37	4,291
15,577	5.500	04/01/37	17,780
63,921	6.000	04/01/37	73,083
311	5.500	05/01/37	354
60,373	5.000	06/01/37	67,913
387	5.500	06/01/37	441
4,933	5.500	07/01/37	5,615
492,929	5.500	08/01/37	555,241
102,023	6.500	10/01/37	119,528
56,897	6.000	11/01/37	65,316
225	5.500	12/01/37	255
506	5.500	02/01/38	580
6,524	5.500	03/01/38	7,412
81,480	5.000	04/01/38	90,421
24,773	5.500	04/01/38	28,239
6,018	5.500	05/01/38	6,854
2,315	5.500	06/01/38	2,631
1,311	5.500	07/01/38	1,490
2,739	5.500	08/01/38	3,112
3,029	5.500	09/01/38	3,440
82,992	6.000	09/01/38	94,906
20,552	5.500	12/01/38	23,214
654,466	5.000	01/01/39	745,127
144,173	6.000	01/01/39	165,033
348,767	6.500	01/01/39	405,781
431,185	4.500	02/01/39	470,688
5,373	5.500	02/01/39	6,117
9,703	4.500	03/01/39	10,747
373,363	7.000	03/01/39	440,983
13,290	4.500	05/01/39	14,722
10,091	5.500	06/01/39	11,485
10,325	4.500	07/01/39	11,438
8,619	4.000	08/01/39	9,239
22,075	4.500	09/01/39	24,097
32,917	4.500	10/01/39	35,932
8,924	5.500	11/01/39	10,135
72,440	4.500	02/01/40	80,315
10,834	4.500	03/01/40	11,827
17,689	3.500	04/01/40	18,729
159,699	4.500	04/01/40	175,044
56,351	4.500	06/01/40	62,512
555,113	5.000	06/01/40	617,230
37,377	5.000	07/01/40	41,560
10,557	4.500	09/01/40	11,713
25,457	3.500	12/01/40	26,954

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$10,441	4.500%	12/01/40	$ 11,444
174,005	4.500	01/01/41	191,018
48,095	4.500	04/01/41	52,798
72,417	4.500	06/01/41	79,385
72,211	4.500	07/01/41	79,159
312,345	4.500	08/01/41	342,513
315,354	4.500	09/01/41	345,993
255,291	3.500	10/01/41	273,271
231,922	4.500	10/01/41	254,235
150,889	3.500	11/01/41	160,693
201,570	4.500	11/01/41	220,963
241,830	3.500	12/01/41	255,916
84,003	4.500	12/01/41	92,085
231,089	3.500	01/01/42	247,401
140,241	4.500	01/01/42	153,690
491,428	3.500	02/01/42	520,070
573,463	3.500	03/01/42	606,887
45,132	4.500	03/01/42	49,552
107,585	3.500	04/01/42	113,855
42,835	4.500	04/01/42	46,963
49,770	3.500	05/01/42	52,670
764,394	3.500	06/01/42	809,975
695,229	3.500	07/01/42	737,292
654,366	3.500	08/01/42	694,331
147,804	3.000	09/01/42	154,155
565,959	3.500	09/01/42	601,467
561,692	3.500	10/01/42	599,089
39,645	3.500	11/01/42	42,276
979,723	4.500	11/01/42	1,085,771
856,255	3.000	12/01/42	893,421
1,498,046	3.500	12/01/42	1,587,551
177,905	3.000	01/01/43	186,550
20,670	3.500	01/01/43	22,042
72,696	3.000	02/01/43	76,228
1,128,231	3.500	02/01/43	1,202,819
1,682,362	3.000	03/01/43	1,764,114
4,829,966	3.500	03/01/43	5,141,546
1,843,819	3.000	04/01/43	1,933,416
2,752,091	3.500	04/01/43	2,906,543
795,317	2.500	05/01/43	805,992
2,273,914	3.000	05/01/43	2,384,411
1,474,494	3.500	05/01/43	1,561,193
76,054	3.000	06/01/43	79,750
1,526,652	3.500	06/01/43	1,623,355
680,365	3.000	07/01/43	713,426
12,629,088	3.500	07/01/43	13,370,756
4,534,812	3.500	08/01/43	4,793,103
84,550	3.500	09/01/43	90,492
261,971	3.500	11/01/43	277,240
1,186,089	3.500	01/01/44	1,265,502
609,131	5.000	03/01/44	676,304
71,726	3.500	08/01/44	75,666
223,454	3.500	09/01/44	236,599
201,538	3.500	10/01/44	216,362
92,920	4.000	10/01/44	100,045
28,658	3.500	12/01/44	30,614
112,892	5.000	12/01/44	125,341
72,899	3.500	01/01/45	77,953
473,389	3.500	02/01/45	505,327
874,686	4.000	02/01/45	948,317
371,022	3.500	03/01/45	396,226
665,045	4.000	03/01/45	727,679
546,650	3.500	04/01/45	584,040
322,968	4.000	04/01/45	353,587

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,447,664	3.500%	05/01/45		$ 1,553,694
138,508	3.500	06/01/45		147,998
116,484	3.500	07/01/45		123,898
57,811	3.500	09/01/45		61,820
131,436	3.500	10/01/45		140,467
231,642	3.500	11/01/45		245,771
1,498,509	3.500	12/01/45		1,582,060
13,739,440	3.500	01/01/46		14,510,194
3,806,675	3.500	02/01/46		4,020,573
2,131,726	3.500	03/01/46		2,272,253
178,303	3.500	04/01/46		191,585
1,193,832	3.500	05/01/46		1,272,877
75,000,000	3.000	TBA-30yr	(d)	77,697,188
6,000,000	4.000	TBA-30yr	(d)	6,433,125
1,000,000	4.500	TBA-30yr	(d)	1,091,719

				179,612,359

GNMA – 26.8%
54,578	5.500	07/15/20		57,200
238,911	3.950	07/15/25		260,355
6,800	6.000	04/15/26		7,777
661	6.500	01/15/32		754
1,518	6.500	02/15/32		1,732
659,386	5.500	04/15/33		757,060
7,468	5.000	11/15/33		8,491
1,600	6.500	08/15/34		1,961
1,430	6.500	02/15/36		1,673
3,979	6.500	03/15/36		4,657
5,822	6.500	04/15/36		6,742
18,117	6.500	05/15/36		21,194
13,608	6.500	06/15/36		15,921
81,384	6.500	07/15/36		94,657
73,875	6.500	08/15/36		86,399
112,412	6.500	09/15/36		131,619
51,207	6.500	10/15/36		59,549
71,458	6.500	11/15/36		84,506
30,674	6.500	12/15/36		36,187
15,258	6.500	01/15/37		17,875
3,325	6.500	03/15/37		3,892
7,326	6.500	04/15/37		8,562
6,933	6.500	05/15/37		8,629
3,921	6.500	08/15/37		4,573
21,024	6.500	09/15/37		24,459
23,017	6.500	10/15/37		27,789
11,411	6.500	11/15/37		13,231
5,758	6.500	05/15/38		6,688
4,360	6.500	11/15/38		5,091
4,068	6.500	02/15/39		4,759
181,579	4.500	12/20/39		198,313
718,519	5.000	01/20/40		793,625
48,414	4.500	02/20/40		52,943
886,176	4.500	05/15/40		979,565
138,606	4.500	05/20/40		151,573
466,094	5.000	07/15/40		522,713
296,586	3.500	09/15/42		315,563
17,927,617	4.000	10/20/43		19,193,604
506,612	3.500	02/15/45		537,878
1,429,656	4.000	06/20/45		1,528,448
11,108,749	4.000	08/20/45		11,876,381
1,451,118	4.500	08/20/45		1,559,562

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$5,000,000	4.000%	09/20/45		$ 5,347,828
3,861,171	4.000	12/20/45		4,130,397
5,789,932	4.000	01/20/46		6,199,072
3,243,594	4.000	02/20/46		3,478,881
3,881,293	4.000	03/20/46		4,165,264
1,438,051	4.000	04/20/46		1,545,512
1,178,545	4.000	05/20/46		1,266,982
20,000,000	4.000	TBA-30yr	(d)	21,381,250

				86,989,336

TOTAL FEDERAL AGENCIES				$317,168,401

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $355,722,307)				$359,064,260

Asset-Backed Securities – 6.9%
Auto(c) – 0.4%
Ford Credit Auto Owner Trust Series 2015-1, Class A
$1,200,000	2.120%	07/15/26		$ 1,222,249

Collateralized Loan Obligations(a)(c) – 4.3%
Brentwood CLO Corp. Series 2006-1A, Class A1B
350,299	0.886	02/01/22		345,708
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1
2,600,000	2.243	07/17/28		2,599,953
Duane Street CLO IV Ltd. Series 2007-4A, Class A1R
1,082,009	0.878	11/14/21		1,067,280
Four Corners CLO II Ltd. Series 2006-2A, Class A
585,218	0.889	01/26/20		580,742
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A
1,450,000	2.009	07/25/27		1,396,929
OFSI Fund VI Ltd. Series 2014-6A, Class A1
2,100,000	1.652	03/20/25		2,048,168
Parallel Ltd. Series 2015-1A, Class A
1,050,000	2.074	07/20/27		1,029,119
Shackleton CLO Ltd. Series 2014-5A, Class A
1,600,000	2.120	05/07/26		1,595,390
Trinitas CLO III Ltd. Series 2015-3A, Class A2
1,800,000	2.132	07/15/27		1,768,777
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM
1,550,000	0.000	07/16/27		1,510,010

				13,942,076

Home Equity(a) – 0.0%
Countrywide Home Equity Loan Trust Series 2004-O, Class 1A
86,861	0.722	02/15/34		74,952
Residential Asset Mortgage Products, Inc. Series 2004-RZ1, Class AII
49,739	0.926	03/25/34		50,016

				124,968

Student Loan(a) – 2.2%
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(c)
1,250,873	1.246	06/25/26		1,238,789
Goal Capital Funding Trust Series 2007-1, Class A3
392,966	0.730	09/25/28		389,337
Nelnet Student Loan Trust Series 2006-2, Class A5
2,154,591	0.719	01/25/30		2,121,476
SLM Student Loan Trust Series 2006-2, Class A5
1,959,334	0.729	07/25/25		1,947,804

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(a) – (continued)
SLM Student Loan Trust Series 2006-4, Class A5
$652,838	0.719%	10/27/25	$ 651,269
SLM Student Loan Trust Series 2014-2, Class A2
731,007	0.796	10/25/21	727,048

			7,075,723

TOTAL ASSET-BACKED SECURITIES (Cost $22,474,053)			$ 22,365,016

Shares	Rate		Value
Investment Company(a)(e) – 16.2%
Goldman Sachs Financial Square Government Fund - FST Shares
52,746,859	0.290%		$ 52,746,859
(Cost $52,746,859)

TOTAL INVESTMENTS – 133.7% (Cost $430,943,219)			$ 434,176,135

LIABILITIES IN EXCESS OF OTHER ASSETS – (33.7)%			(109,359,084)

NET ASSETS – 100.0%			$ 324,817,051

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $18,458,708, which represents approximately 5.7% of net assets as of June 30, 2016.

(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $106,603,282 which represents approximately 32.8% of net assets as of June 30, 2016.

(e)	Represents an Affiliated Fund.

Investment Abbreviations:
CLO	— Collateralized Loan Obligation
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
PLC	— Public Limited Company
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal of Securities

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS U.S. MORTGAGES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD SALES CONTRACTS — At June 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FHLMC	3.000%	TBA-30yr	07/14/16	$(6,000,000)	$(6,218,672)
FHLMC	3.500	TBA-30yr	07/14/16	(3,000,000)	(3,162,656)
FNMA	3.500	TBA-30yr	07/14/16	(25,000,000)	(26,373,048)

TOTAL (Proceeds Receivable: $35,463,906)					$(35,754,376)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

2 Year U.S. Treasury Notes	(27)	September 2016	$(5,921,859)	$(35,303)
5 Year U.S. Treasury Notes	(23)	September 2016	(2,809,773)	(9,065)
10 Year U.S. Treasury Notes	(13)	September 2016	(1,728,797)	(2,665)
20 Year U.S. Treasury Bonds	6	September 2016	1,034,062	29,426

TOTAL				$(17,607)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
Morgan Stanley & Co. International PLC	Tranches of Commercial Mortgage-Backed Index AAA Series 7	$8,350	0.500%	01/17/47	0.884%	$(336,624)	$120,751
Credit Suisse International (London)	Tranches of Commercial Mortgage-Backed Index AAA Series 8	700	0.500	10/17/57	0.986	(27,798)	2,000
Barclays Bank PLC	Tranches of Commercial Mortgage-Backed Index AAA Series 8	300	0.500	10/17/57	0.986	(11,914)	857

TOTAL						$(376,336)	$123,608

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$430,997,636

Gross unrealized gain	5,028,537
Gross unrealized loss	(1,850,038)

Net unrealized security gain	$3,178,499

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting for such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The Investment Manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class (the FST Institutional Share class for Money Market Funds) on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The High Yield and High Yield Floating Rate Funds may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v. Structured Notes —The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for both repurchase agreements and reverse repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximates fair value and are generally classified as Level 2 of the fair value hierarchy.

i. Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by the Funds subject to the Funds’ agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA.

A Fund entering into a reverse repurchase agreement is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to the Fund.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2016:

DYNAMIC EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$24,833,483	$—
Foreign Debt Obligation	—	80,295	—
Corporate Obligations	—	9,143,469	—
Structured Notes	—	1,978,690	—
Municipal Debt Obligations	—	427,879	—
U.S. Treasury Obligations	696,156	—	—
Short-term Investments	—	800,000	—
Total	$696,156	$37,263,816	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$422,926	$—
Futures Contracts	77,731	—	—
Interest Rate Swap Contracts	—	71,590	—
Credit Default Swap Contracts	—	22,161	—
Non Deliverable Bond Forward Contracts	—	1,371	—
Total	$77,731	$518,048	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(351,490)	$—
Interest Rate Swap Contracts	—	(68,637)	—
Credit Default Swap Contracts	—	(17,104)	—
Total	$—	$(437,231)	$—

EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$713,347,620	$—
Foreign Debt Obligation	—	4,657,129	—
Corporate Obligations	—	288,494,252	—
Structured Note	—	4,845,168	—
Municipal Debt Obligations	—	12,654,426	—
U.S. Treasury Obligations	76,354,810	—	—
Short-term Investments	—	79,000,000	—
Total	$76,354,810	$1,102,998,595	$—
Liabilities
Reverse Repurchase Agreements	$—	$(18,671,407)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$6,934,288	$—
Futures Contracts	6,477,927	—	—
Interest Rate Swap Contracts	—	1,876,750	—
Credit Default Swap Contracts	—	882,805	—
Total	$6,477,927	$9,693,843	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(6,788,447)	$—
Interest Rate Swap Contracts	—	(2,550,624)	—
Credit Default Swap Contracts	—	(778,156)	—
Total	$—	$(10,117,227)	$—

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

HIGH YIELD

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$78,939,074	$13,928,665
Corporate Obligations	—	3,370,717,114	1,205,944
Common Stock and/or Other Equity Investments(b)
North America	602,457	2,411,200	7,290,983
Investment Company	184,884,516	—	—
Exchange Traded Fund	59,172,395	—	—
Total	$244,659,368	$3,452,067,388	$22,425,592
Liabilities
Reverse Repurchase Agreements	$—	$(13,039,938)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$95,785	$—
Futures Contracts	2,991,052	—	—
Total	$2,991,052	$95,785	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(108,370)	$—
Futures Contracts	(4,405,828)	—	—
Credit Default Swap Contracts	—	(243,690)	—
Total	$(4,405,828)	$(352,060)	$—

HIGH YIELD FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$2,310,213,811	$177,032,742
Corporate Obligations	—	366,554,361	—
Common Stock and/or Other Equity Investments(b)
North America	—	—	18,988,700
Investment Company	174,668,874	—	—
Total	$174,668,874	$2,676,768,172	$196,021,442

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$68,817	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,939)	$—
Interest Rate Swap Contracts	—	(656,558)	—
Total Return Swap Contracts	—	(323)	—
Total	$—	$(659,820)	$—

The following is a reconciliation of Level 3 investments for the fiscal year ended June 30, 2016:

	Bank Loans	Common Stock
Beginning Balance as of April 1, 2016	$100,227,537	$5,710,009
Realized gain (loss)	(8,117,860)	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	22,883,672	484,021
Purchases	25,570,318	12,794,670
Sales	(29,227,920)	—
Amortization	247,993	—
Transfers into Level 3	82,782,524	—
Transfers out of Level 3	(17,333,522)	—
Ending Balance as of June 30, 2016	$177,032,742	$18,988,700

Transfers of the above investments into or out of Level 3 can be attributable to changes in the availability of valid pricing sources or in the observability of significant inputs used to measure the fair value of those investments.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

INVESTMENT GRADE CREDIT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$348,563,654	$—
Foreign Debt Obligations	—	18,624,443	—
Municipal Debt Obligations	—	14,483,174	—
U.S. Treasury Obligations	13,265,193	—	—
Investment Company	1,133	—	—
Total	$13,266,326	$381,671,271	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$34,538	$—
Futures Contracts	389,752	—	—
Credit Default Swap Contracts	—	51,411	—
Total	$389,752	$85,949	$—
Liabilities(a)
Futures Contracts	$(639,956)	$—	$—
Credit Default Swap Contracts	—	(69,449)	—
Total	$(639,956)	$(69,449)	$—

LOCAL EMERGING MARKETS DEBT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Sovereign Debt Obligations	$—	$361,481,278	$—
Corporate Obligations	—	17,338,695	—
Structured Notes	—	70,887,105	—
Municipal Debt Obligations	—	3,514,967	—
U.S. Treasury Obligations	1,661,054	—	—
Investment Company	17,839,508	—	—
Total	$19,500,562	$453,222,045	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$11,298,833	$—
Futures Contracts	984,850	—	—
Interest Rate Swap Contracts	—	9,112,139	—
Credit Default Swap Contracts	—	11,118	—
Non-Deliverable Bond Forward Contracts	—	141,928	—
Total	$984,850	$20,564,018	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(8,902,021)	$—
Futures Contracts	(1,528,078)	—	—
Interest Rate Swap Contracts	—	(9,629,196)	—
Credit Default Swap Contracts	—	(442,049)	—
Cross Currency Swap Contracts	—	(2,486,786)	—
Total	$(1,528,078)	$(21,460,052)	$—

U.S. MORTGAGES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$359,064,260	$—
Asset-Backed Securities	—	22,365,016	—
Investment Company	52,746,859	—	—
Total	$52,746,859	$381,429,276	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(35,754,376)	$—

Derivative Type
Assets(a)
Futures Contracts	$29,426	$—	$—
Credit Default Swap Contracts	—	123,608	—
Total	$29,426	$123,608	$—
Liabilities(a)
Futures Contracts	$(47,033)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile in table.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2016, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Dynamic Emerging Markets Debt	$800,000	$800,010	$816,000
Emerging Markets Debt	79,000,000	79,000,940	80,580,014

REPURCHASE AGREEMENTS — At June 30, 2016, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Dynamic Emerging Markets Debt	Emerging Markets Debt
BNP Paribas Securities Co.	0.400%	$118,230	$11,675,215
Citigroup Global Markets, Inc.	0.440	159,958	15,795,879
Merrill Lynch & Co., Inc.	0.440	299,261	29,552,030
Merrill Lynch & Co., Inc.	0.420	222,551	21,976,876
TOTAL		$800,000	$79,000,000
At June 30, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.499%	09/14/16
Federal Home Loan Mortgage Corp.	2.000 to 7.500	09/01/17 to 07/01/46
Federal National Mortgage Association	0.625 to 6.500	08/26/16 to 07/01/46
Government National Mortgage Association	3.500 to 6.000	01/20/37 to 05/20/46
Tennessee Valley Authority	4.250	09/15/65
United States Treasury Floating Rate Note	0.488	10/31/17
United States Treasury Note	0.375 to 4.250	10/31/16 to 08/15/20
United States Treasury Bond	6.250	05/15/30
United States Treasury Stripped Securities	0.000	08/15/29 to 08/15/42

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — Each of the Dynamic Emerging Markets Debt Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund is non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of certain Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

Redemption Proceeds Risk — The High Yield Floating Rate Fund may at times purchase securities with settlement periods that are longer than the time period required to pay redemption proceeds. In unusual circumstances, the High Yield Floating Rate Fund may pay redemption proceeds up to seven calendar days following receipt of a properly executed redemption request.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related dividend payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

GOLDMAN SACHS BOND FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 24.4%
Automotive – 0.7%
Ford Motor Credit Co. LLC
$2,175,000	5.875%		08/02/21	$ 2,504,983
General Motors Financial Co., Inc.
1,050,000	3.500		07/10/19	1,082,722

				3,587,705

Banks – 4.6%
American Express Co.(a)(b)
1,200,000	6.800		09/01/66	1,197,000
Banco Bilbao Vizcaya Argentaria SA
1,175,000	3.000		10/20/20	1,202,910
Banco Nacional de Costa Rica(c)
260,000	6.250		11/01/23	262,600
Bank of America Corp.
625,000	4.125		01/22/24	674,670
575,000	4.000		04/01/24	614,712
Citigroup, Inc.(a)(b)
375,000	5.875		03/27/49	360,000
450,000	6.250		08/15/49	461,250
Compass Bank
275,000	1.850	(a)	09/29/17	274,520
475,000	5.500		04/01/20	511,956
Credit Suisse AG(c)
250,000	6.500		08/08/23	261,375
Credit Suisse Group AG(a)(b)(c)
200,000	7.500		12/18/49	200,000
Credit Suisse Group Funding Guernsey Ltd.
250,000	3.750		03/26/25	244,619
Discover Financial Services(a)
900,000	3.750		03/04/25	903,595
ING Bank NV(a)(b)
700,000	4.125		11/21/23	709,730
Intesa Sanpaolo SpA
675,000	2.375		01/13/17	677,525
950,000	3.875		01/16/18	974,104
625,000	5.017	(c)	06/26/24	571,875
JPMorgan Chase & Co.(a)(b)
1,075,000	5.300		05/01/49	1,070,969
Lloyds Bank PLC
350,000	2.300		11/27/18	351,698
1,875,000	2.350		09/05/19	1,877,534
Macquarie Bank Ltd.(c)
400,000	6.625		04/07/21	462,409
Mitsubishi UFJ Financial Group, Inc.
525,000	2.950		03/01/21	543,902
475,000	3.850		03/01/26	518,050
Mizuho Financial Group, Inc.(c)
1,150,000	2.632		04/12/21	1,171,081
Nationwide Building Society(c)
900,000	3.900		07/21/25	962,246
PNC Preferred Funding Trust II(a)(b)(c)
800,000	1.875		03/29/49	704,000
Santander Bank NA
325,000	2.000	(a)	01/12/18	324,066
400,000	8.750		05/30/18	443,704
Santander UK Group Holdings PLC
950,000	2.875		10/16/20	940,884
Santander UK PLC(c)
1,350,000	5.000		11/07/23	1,385,773

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Sumitomo Mitsui Financial Group, Inc.(c)
$975,000	4.436%		04/02/24	$ 1,043,996
Synchrony Financial(a)
1,675,000	3.000		08/15/19	1,701,559
UBS Group Funding Jersey Ltd.(c)
1,275,000	4.125		09/24/25	1,321,599

				24,925,911

Brokerage – 0.4%
Morgan Stanley, Inc.
325,000	3.875		04/29/24	345,999
1,050,000	3.700		10/23/24	1,104,130
50,000	4.000		07/23/25	53,554
750,000	5.550	(a)(b)	07/15/49	737,812

				2,241,495

Building Materials(a)(c) – 0.1%
HD Supply, Inc.
300,000	5.250		12/15/21	313,500

Chemicals(a) – 0.1%
LyondellBasell Industries NV
300,000	5.000		04/15/19	324,069

Consumer Cyclical Services(a) – 0.2%
The Priceline Group, Inc.
1,000,000	3.600		06/01/26	1,031,827

Consumer Products(a) – 0.1%
Sally Holdings LLC/Sally Capital, Inc.
450,000	5.625		12/01/25	470,813
Spectrum Brands, Inc.
100,000	6.625		11/15/22	106,000

				576,813

Diversified Financial Services(c) – 0.1%
GE Capital International Funding Co.
551,000	4.418		11/15/35	616,329

Electric(a) – 0.9%
Consumers Energy Co.
850,000	3.950		05/15/43	922,408
Fortive Corp.(c)
2,100,000	3.150		06/15/26	2,166,767
Puget Sound Energy, Inc.(b)
600,000	6.974		06/01/67	509,250
The Southern Co.
1,025,000	2.350		07/01/21	1,044,362

				4,642,787

Energy – 1.3%
Anadarko Petroleum Corp.
330,000	3.450	(a)	07/15/24	322,187
275,000	6.450		09/15/36	313,350
Antero Resources Corp.(a)
475,000	5.625		06/01/23	463,125
Apache Corp.(a)
100,000	3.250		04/15/22	102,734
275,000	2.625		01/15/23	268,208
650,000	4.250		01/15/44	622,995

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Energy – (continued)
Brazil Minas SPE via State of Minas Gerais
$420,000	5.333%	02/15/28	$ 372,750
ConocoPhillips Co.(a)
150,000	4.200	03/15/21	161,165
580,000	3.350	11/15/24	596,890
325,000	4.950	03/15/26	367,563
400,000	4.150	11/15/34	399,233
Devon Energy Corp.(a)
250,000	3.250	05/15/22	242,500
200,000	5.600	07/15/41	191,818
Laredo Petroleum, Inc.(a)
150,000	6.250	03/15/23	142,500
Occidental Petroleum Corp.(a)
825,000	3.400	04/15/26	866,578
Petrobras Global Finance BV
110,000	4.875	03/17/20	102,459
530,000	8.375	05/23/21	546,456
Petroleos de Venezuela SA
150,000	9.000	11/17/21	65,130
670,000	6.000	05/16/24	232,825
420,000	6.000	11/15/26	145,677
130,000	5.375	04/12/27	44,720
10,000	5.500	04/12/37	3,425
Pioneer Natural Resources Co.(a)
525,000	3.450	01/15/21	540,750

			7,115,038

Food & Beverage – 1.8%
Anheuser-Busch InBev Finance, Inc.(a)
2,425,000	2.650	02/01/21	2,513,188
2,050,000	3.650	02/01/26	2,196,738
300,000	4.900	02/01/46	351,028
Kraft Heinz Foods Co.(a)(c)
525,000	2.800	07/02/20	544,687
775,000	3.950	07/15/25	845,016
1,000,000	4.375	06/01/46	1,056,420
Molson Coors Brewing Co.(a)
300,000	2.100	07/15/21	301,477
400,000	3.000	07/15/26	400,194
SABMiller Holdings, Inc.(c)
675,000	4.950	01/15/42	778,727
Suntory Holdings Ltd.(c)
550,000	2.550	09/29/19	560,504

			9,547,979

Food & Drug Retailers(a) – 0.9%
CVS Health Corp.
425,000	3.500	07/20/22	455,474
1,525,000	3.375	08/12/24	1,625,989
1,600,000	2.875	06/01/26	1,634,053
Walgreens Boots Alliance, Inc.
200,000	2.700	11/18/19	206,353
500,000	2.600	06/01/21	508,548
550,000	3.450	06/01/26	563,464
50,000	4.800	11/18/44	53,739

			5,047,620

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Gaming – 0.1%
MGM Resorts International
$475,000	6.750%	10/01/20	$ 518,938

Health Care – Services – 0.5%
Aetna, Inc.(a)
450,000	2.400	06/15/21	460,741
400,000	2.800	06/15/23	409,540
CHS/Community Health Systems, Inc.(a)
100,000	8.000	11/15/19	97,875
Thermo Fisher Scientific, Inc.(a)
800,000	3.000	04/15/23	814,604
UnitedHealth Group, Inc.
450,000	4.625	07/15/35	522,315
525,000	4.750	07/15/45	624,173

			2,929,248

Health Care Products – 0.1%
Becton Dickinson & Co.
475,000	2.675	12/15/19	487,492
Stryker Corp.(a)
275,000	2.625	03/15/21	284,460

			771,952

Home Construction(a) – 0.0%
MDC Holdings, Inc.
200,000	5.500	01/15/24	198,882

Life Insurance(c) – 0.5%
Meiji Yasuda Life Insurance Co.(a)(b)
550,000	5.200	10/20/45	602,800
Reliance Standard Life Global Funding II
675,000	2.500	01/15/20	685,012
Teachers Insurance & Annuity Association of America
470,000	4.900	09/15/44	527,529
The Northwestern Mutual Life Insurance Co.
800,000	6.063	03/30/40	1,023,309

			2,838,650

Media – Cable – 0.9%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)(c)
150,000	3.579	07/23/20	156,759
925,000	4.908	07/23/25	1,009,524
DISH DBS Corp.(c)
1,300,000	7.750	07/01/26	1,339,000
Numericable-SFR SA(a)(c)
1,000,000	6.000	05/15/22	977,500
Time Warner Cable, Inc.
225,000	5.000	02/01/20	244,685
Videotron Ltd.
825,000	5.000	07/15/22	853,875

			4,581,343

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Non Cable – 0.8%
21st Century Fox America, Inc.
	$1,125,000	4.000%		10/01/23	$ 1,240,601
NBCUniversal Media LLC
	750,000	4.375		04/01/21	839,526
	1,525,000	4.450		01/15/43	1,704,820
Nielsen Finance LLC/Nielsen Finance Co.(a)
	525,000	4.500		10/01/20	531,563
Time Warner, Inc.(a)
	150,000	3.875		01/15/26	161,655

					4,478,165

Metals & Mining(c) – 0.2%
Glencore Finance Canada Ltd.
	880,000	2.700		10/25/17	876,700

Noncaptive – Financial – 0.5%
Capital One Financial Corp.(a)
	700,000	4.200		10/29/25	713,735
General Electric Co.
MXN	2,000,000	8.500		04/06/18	114,667
	$200,000	6.150		08/07/37	278,044
	172,000	5.875		01/14/38	231,378
International Lease Finance Corp.(c)
	200,000	6.750		09/01/16	201,000
	575,000	7.125		09/01/18	629,625
Roper Technologies, Inc.(a)
	475,000	3.000		12/15/20	492,874

					2,661,323

Packaging(a) – 0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
	575,000	5.750		10/15/20	593,687
	550,000	5.125	(c)	07/15/23	558,250

					1,151,937

Paper(a)(c) – 0.1%
Sappi Papier Holding GmbH
	550,000	7.750		07/15/17	562,375

Pharmaceuticals – 1.5%
AbbVie, Inc.(a)
	750,000	2.500		05/14/20	764,571
	500,000	2.300		05/14/21	503,506
	150,000	3.200		05/14/26	151,809
Actavis Funding SCS
	1,125,000	2.350		03/12/18	1,137,704
	275,000	3.450	(a)	03/15/22	283,897
	520,000	3.800	(a)	03/15/25	541,216
	550,000	4.850	(a)	06/15/44	578,819
Bayer US Finance LLC(c)
	1,025,000	3.000		10/08/21	1,070,363
EMD Finance LLC(a)(c)
	1,500,000	2.950		03/19/22	1,536,830
Forest Laboratories LLC(a)(c)
	1,050,000	4.375		02/01/19	1,107,480
	425,000	5.000		12/15/21	475,632

					8,151,827

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Pipelines – 0.6%
Enbridge, Inc.(a)
$325,000	3.500%	06/10/24	$ 309,886
Energy Transfer Partners LP(a)
70,000	3.600	02/01/23	67,237
100,000	4.750	01/15/26	102,922
Enterprise Products Operating LLC(a)(b)
1,075,000	8.375	08/01/66	947,129
125,000	7.034	01/15/68	130,625
Kinder Morgan, Inc.
500	7.750	01/15/32	568
Sunoco Logistics Partners Operations LP(a)
200,000	4.250	04/01/24	200,708
Western Gas Partners LP(a)
525,000	3.950	06/01/25	494,377
Williams Partners LP(a)
475,000	3.600	03/15/22	442,937
600,000	3.900	01/15/25	552,053

			3,248,442

Property/Casualty Insurance(a) – 0.2%
American International Group, Inc.
450,000	3.750	07/10/25	458,642
The Chubb Corp.(b)
500,000	6.375	03/29/67	435,000

			893,642

Real Estate Investment Trust – 1.4%
American Campus Communities Operating Partnership LP(a)
800,000	3.750	04/15/23	826,043
ARC Properties Operating Partnership LP(a)
575,000	3.000	02/06/19	575,719
CBRE Services, Inc.(a)
500,000	5.250	03/15/25	529,936
DDR Corp.
755,000	7.500	04/01/17	787,052
Education Realty Operating Partnership LP(a)
750,000	4.600	12/01/24	768,258
HCP, Inc.
525,000	6.000	01/30/17	538,746
National Retail Properties, Inc.(a)
400,000	4.000	11/15/25	423,704
Select Income REIT(a)
125,000	2.850	02/01/18	125,931
225,000	3.600	02/01/20	228,592
325,000	4.150	02/01/22	328,699
Trust F/1401(a)(c)
300,000	5.250	12/15/24	307,650
VEREIT Operating Partnership LP(a)
750,000	4.125	06/01/21	782,419
450,000	4.875	06/01/26	462,375
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)(c)
900,000	3.750	09/17/24	938,259

			7,623,383

Retailers(a) – 0.4%
Amazon.com, Inc.
1,650,000	3.300	12/05/21	1,778,457
Dollar Tree, Inc.(c)
50,000	5.250	03/01/20	51,562
150,000	5.750	03/01/23	159,750

			1,989,769

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Schools – 0.1%
Rensselaer Polytechnic Institute
$350,000	5.600%		09/01/20	$ 400,124

Technology – 1.5%
Cisco Systems, Inc.
650,000	2.200		02/28/21	667,879
Fidelity National Information Services, Inc.(a)
1,000,000	3.625		10/15/20	1,057,140
Fiserv, Inc.(a)
675,000	2.700		06/01/20	697,533
Hewlett Packard Enterprise Co.(a)(c)
600,000	4.900		10/15/25	624,239
Intel Corp.(a)
1,125,000	3.700		07/29/25	1,258,365
Microsoft Corp.(a)
800,000	3.125		11/03/25	852,885
NXP BV/NXP Funding LLC(c)
1,950,000	4.625		06/01/23	1,984,125
Oracle Corp.(a)
775,000	2.500		05/15/22	790,961
Tech Data Corp.
400,000	3.750		09/21/17	410,156

				8,343,283

Tobacco – 1.3%
BAT International Finance PLC(c)
1,450,000	3.950		06/15/25	1,613,685
Philip Morris International, Inc.(a)
500,000	2.750		02/25/26	514,040
Reynolds American, Inc.
700,000	4.850		09/15/23	798,202
3,550,000	4.450	(a)	06/12/25	3,960,455

				6,886,382

Transportation(c) – 0.3%
Penske Truck Leasing Co. LP/PTL Finance Corp.
500,000	2.875		07/17/18	509,209
750,000	3.050	(a)	01/09/20	763,633
525,000	3.375	(a)	02/01/22	535,391

				1,808,233

Wireless Telecommunications – 0.4%
American Tower Corp.
300,000	3.400		02/15/19	312,196
275,000	3.300	(a)	02/15/21	286,604
Crown Castle International Corp.
575,000	5.250		01/15/23	645,438
Digicel Ltd.(a)(c)
800,000	6.750		03/01/23	680,000
Sprint Communications, Inc.(c)
250,000	7.000		03/01/20	261,875

				2,186,113

Wirelines Telecommunications – 1.6%
AT&T, Inc.(a)
400,000	4.450		04/01/24	437,447
175,000	3.950		01/15/25	185,221
600,000	3.400		05/15/25	611,964

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Wirelines Telecommunications – (continued)
Telefonica Emisiones SAU
	$600,000	5.134%	04/27/20	$ 663,831
	150,000	5.462	02/16/21	170,941
Verizon Communications, Inc.
	275,000	2.625	02/21/20	284,282
	1,500,000	4.500	09/15/20	1,665,551
	2,100,000	5.150	09/15/23	2,444,579
	1,775,000	4.150 (a)	03/15/24	1,953,503

				8,417,319

TOTAL CORPORATE OBLIGATIONS (Cost $127,662,106)				$131,489,103

Mortgage-Backed Obligations – 37.1%
Adjustable Rate Non-Agency(b) – 0.7%
Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	502,221	0.036%	09/20/66	$ 537,776
Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(c)
	1,129,290	2.750	04/20/20	1,197,586
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	$526,005	0.593	07/25/47	434,906
DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A
	2,047,916	0.639	10/19/36	1,650,551
Lehman XS Trust Series 2007-4N, Class 1A1
	403	0.576	03/25/47	420
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1B
	289,373	1.610	12/25/46	221,601

TOTAL ADJUSTABLE RATE NON-AGENCY				$ 4,042,840

Collateralized Mortgage Obligations – 5.2%
Interest Only(d) – 0.2%
FHLMC STRIPS Series 304, Class C45
	$524,507	3.000%	12/15/27	$ 44,560
FNMA REMIC Series 2011-124, Class SC(b)
	844,554	6.097	12/25/41	157,762
FNMA REMIC Series 2014-6, Class SA(b)
	824,060	6.147	02/25/44	163,947
GNMA REMIC Series 2015-117, Class KI
	2,847,483	5.000	08/20/45	473,022
GNMA REMIC Series 2015-14, Class IO
	1,325,074	5.000	10/20/44	221,135

				1,060,426

Inverse Floaters(b) – 1.0%
FHLMC REMIC Series 4314, Class SE
	674,453	5.608	03/15/44	114,644
FHLMC REMIC Series 4320, Class SD
	450,772	5.658	07/15/39	79,167
FHLMC REMIC Series 4326, Class GS
	802,293	5.608	04/15/44	135,518
FHLMC REMIC Series 4431, Class ST
	885,327	5.658	01/15/45	197,311
FNMA REMIC Series 2010-126, Class LS
	1,258,740	4.543	11/25/40	227,565

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(b) – (continued)
FNMA REMIC Series 2012-88, Class SB
$785,646	6.217%	07/25/42	$ 141,441
FNMA REMIC Series 2013-121, Class SA
960,064	5.647	12/25/43	176,201
FNMA REMIC Series 2013-96, Class SW
445,172	5.647	09/25/43	80,564
FNMA REMIC Series 2014-87, Class MS
1,465,748	5.797	01/25/45	272,180
FNMA REMIC Series 2015-79, Class SA
824,555	5.797	11/25/45	142,793
FNMA REMIC Series 2015-81, Class SA
3,052,158	5.247	11/25/45	481,713
FNMA REMIC Series 2015-82, Class MS
957,039	5.247	11/25/45	166,565
FNMA REMIC Series 2015-86, Class BS
430,468	5.247	11/25/45	72,987
FNMA REMIC Series 2016-1, Class SJ
1,922,421	5.697	02/25/46	390,157
GNMA REMIC Series 2010-101, Class S
861,848	5.552	08/20/40	138,745
GNMA REMIC Series 2010-20, Class SE
1,774,996	5.802	02/20/40	293,771
GNMA REMIC Series 2010-31, Class SA
669,886	5.302	03/20/40	101,419
GNMA REMIC Series 2012-149, Class MS
188,982	5.802	12/20/42	30,223
GNMA REMIC Series 2013-113, Class SD
626,370	6.258	08/16/43	131,559
GNMA REMIC Series 2013-134, Class DS
239,608	5.652	09/20/43	39,334
GNMA REMIC Series 2013-152, Class SG
770,283	5.702	06/20/43	123,914
GNMA REMIC Series 2013-167, Class SG
363,942	5.702	11/20/43	54,656
GNMA REMIC Series 2013-181, Class SA
996,464	5.652	11/20/43	164,653
GNMA REMIC Series 2014-132, Class SL
1,308,722	5.652	10/20/43	177,069
GNMA REMIC Series 2014-133, Class BS
614,719	5.152	09/20/44	91,500
GNMA REMIC Series 2014-162, Class SA
595,261	5.152	11/20/44	81,534
GNMA REMIC Series 2014-41, Class SA
264,617	5.652	03/20/44	44,669
GNMA REMIC Series 2015-110, Class MS
4,307,846	5.262	08/20/45	617,191
GNMA REMIC Series 2015-119, Class SN
875,856	5.802	08/20/45	136,958
GNMA REMIC Series 2015-126, Class HS
412,070	5.752	09/20/45	64,721
GNMA REMIC Series 2015-167, Class AS
761,035	5.802	11/20/45	113,247
GNMA REMIC Series 2015-168, Class SD
419,490	5.752	11/20/45	69,762
GNMA REMIC Series 2016-4, Class SM
1,378,911	5.202	01/20/46	216,846
GNMA REMIC Series 2016-6, Class SB
1,106,187	5.202	01/20/46	177,103

			5,547,680

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Planned Amortization Class – 0.0%
FNMA REMIC Series 2005-70, Class PA
$105,235	5.500%	08/25/35	$ 118,805

Sequential Fixed Rate – 1.4%
FHLMC Multifamily Structured Pass-Through Certificates Series K005, Class A2
1,500,000	4.317	11/25/19	1,639,849
FHLMC Multifamily Structured Pass-Through Certificates Series K026, Class A2
2,000,000	2.510	11/25/22	2,096,367
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
1,700,000	2.811	01/25/25	1,804,853
FNMA REMIC Series 2011-52, Class GB
845,773	5.000	06/25/41	943,765
FNMA REMIC Series 2012-111, Class B
79,076	7.000	10/25/42	91,548
FNMA REMIC Series 2012-153, Class B
200,978	7.000	07/25/42	237,274
NCUA Guaranteed Notes Series A4
600,000	3.000	06/12/19	635,370

			7,449,026

Sequential Floating Rate(b) – 2.6%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM
225,000	5.634	04/10/49	231,749
Commercial Mortgage Trust Series 2007-C9, Class A1A
2,342,061	5.813	12/10/49	2,421,190
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A3
1,972,129	0.696	11/25/36	1,039,905
FHLMC Multifamily Structured Pass-Through Certificates Series K033, Class A2
1,200,000	3.060	07/25/23	1,298,606
FHLMC Multifamily Structured Pass-Through Certificates Series K714, Class A2
600,000	3.034	10/25/20	638,914
FHLMC REMIC Series 4526, Class FA
937,041	0.792	11/15/45	931,663
FHLMC REMIC Series 4585, Class FJ
990,681	0.942	05/15/46	987,336
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3
260,000	3.746	10/25/27	256,134
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3
300,000	4.246	03/25/25	310,180
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ2, Class M3
1,000,000	3.696	05/25/25	964,498
FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
62,120	1.646	07/25/24	62,112
FNMA REMIC Series 2011-63, Class FG
215,834	0.903	07/25/41	216,225
FNMA REMIC Series 2012-90, Class FB
509,452	0.893	08/25/42	509,339
FNMA REMIC Series 2016-1, Class FT
967,034	0.803	02/25/46	958,555
FNMA REMIC Series 2016-23, Class FT
975,751	0.953	11/25/45	974,402

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(b) – (continued)
FNMA REMIC Series 2016-32, Class FB
$987,395	0.953%	06/25/46	$ 984,758
FREMF Mortgage Trust Series 2014-K40, Class C(c)
600,000	4.208	11/25/47	551,765
FREMF Mortgage Trust Series 2014-K41, Class B(c)
400,000	3.961	11/25/47	393,743
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
50,000	5.478	02/12/44	50,595
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
50,000	5.931	12/15/44	48,457

			13,830,126

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 28,006,063

Federal Agencies – 31.2%
Adjustable Rate FHLMC(b) – 0.0%
$71,413	2.529%	09/01/35	$ 75,204

FHLMC – 2.9%
7,375	5.000	05/01/18	7,657
249,243	6.000	08/01/27	282,974
23,632	5.000	08/01/33	26,206
4,652	5.000	09/01/33	5,158
6,819	5.000	10/01/33	7,562
3,261	6.000	12/01/33	3,787
6,024	5.000	11/01/34	6,677
341,571	5.000	12/01/34	378,581
9,618	5.000	07/01/35	10,660
3,587	5.000	11/01/35	3,978
48,529	6.500	08/01/37	56,892
147,758	6.500	10/01/37	174,014
22,020	6.500	09/01/38	25,440
252,963	6.000	01/01/39	288,808
257,447	7.000	02/01/39	303,989
77,934	5.000	03/01/39	86,029
21,899	5.000	05/01/39	24,173
44,254	5.000	04/01/40	49,219
8,096	5.000	08/01/40	8,982
1,004,895	5.500	08/01/40	1,122,263
96,176	4.000	02/01/41	103,431
4,690	5.000	04/01/41	5,224
6,295	5.000	06/01/41	6,984
552,266	3.500	06/01/45	589,975
430,331	3.500	10/01/45	459,983
3,936,710	3.500	03/01/46	4,207,973
4,951,627	3.500	04/01/46	5,275,804
800,479	3.500	05/01/46	852,886
1,000,000	3.500	06/01/46	1,073,906

			15,449,215

FNMA – 19.2%
713,836	2.800	03/01/18	724,016
1,600,000	4.506	06/01/19	1,674,018
41,038	6.000	06/01/21	44,542
41,073	5.000	08/01/23	44,891
22,214	5.500	09/01/23	24,253
13,266	5.500	10/01/23	14,553
94,087	5.000	02/01/24	101,011
318,319	5.500	05/01/25	330,998

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$65,535	6.000%	12/01/32	$ 75,803
1,301	5.500	03/01/33	1,470
114,873	5.500	04/01/33	131,967
241	6.000	05/01/33	279
3,242	5.000	08/01/33	3,637
837	5.500	09/01/33	951
28,576	5.500	12/01/33	32,514
214	6.000	12/01/33	248
1,026	5.500	02/01/34	1,167
13,193	6.000	02/01/34	15,261
2,555	5.500	03/01/34	2,907
198	5.500	04/01/34	226
5,793	5.500	09/01/34	6,573
2,161	5.500	10/01/34	2,455
7,572	5.500	12/01/34	8,618
38,558	5.000	04/01/35	43,903
162	6.000	04/01/35	187
5,778	5.500	05/01/35	6,575
2,408	5.500	07/01/35	2,740
452,154	6.000	07/01/35	517,643
1,347	5.500	09/01/35	1,540
131,252	6.000	09/01/35	150,262
5,214	6.000	03/01/36	6,003
7,635	6.000	04/01/36	8,788
91	5.500	02/01/37	104
201	5.500	04/01/37	228
62	5.500	05/01/37	71
6,183	5.000	02/01/38	6,862
14,109	5.500	02/01/38	15,892
250	5.500	03/01/38	284
222	5.500	06/01/38	253
212	5.500	07/01/38	241
195	5.500	08/01/38	222
200	5.500	09/01/38	227
189,369	6.000	11/01/38	217,232
61	5.500	12/01/38	70
72,561	6.000	12/01/38	83,186
33,862	4.500	02/01/39	36,965
165,939	7.000	03/01/39	195,993
17,926	4.500	04/01/39	20,029
3,979	5.500	06/01/39	4,529
54,380	5.000	07/01/39	60,367
20,508	4.500	08/01/39	22,917
728,446	5.000	10/01/39	808,643
3,514	5.500	11/01/39	3,991
236,068	4.500	12/01/39	263,797
221,385	4.500	06/01/40	242,657
106,882	4.500	08/01/41	117,282
45,735	3.500	11/01/41	48,956
725,490	3.500	12/01/41	767,748
164,176	5.000	12/01/41	182,580
1,336,271	3.500	02/01/42	1,414,154
1,720,389	3.500	03/01/42	1,820,659
46,008	3.500	06/01/42	49,255
541,920	3.500	07/01/42	573,505
559,887	3.500	09/01/42	592,519
26,911	3.500	10/01/42	28,811
98,932	3.000	12/01/42	103,741
237,981	3.000	01/01/43	249,546
72,696	3.000	02/01/43	76,228
244,678	3.000	03/01/43	256,568
541,886	3.000	04/01/43	568,218
280,126	3.000	05/01/43	293,738

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$80,831	3.500%	05/01/43		$ 86,486
75,975	3.000	06/01/43		79,666
679,658	3.000	07/01/43		712,685
1,295,180	3.500	07/01/43		1,367,868
600,296	3.500	08/01/43		634,534
46,378	3.500	09/01/43		49,637
785,913	3.500	11/01/43		831,719
534,897	5.000	11/01/43		593,488
116,158	3.500	01/01/44		124,248
86,518	5.000	06/01/44		96,059
53,896	3.500	02/01/45		56,879
34,451	3.500	03/01/45		36,358
844,316	3.000	04/01/45		880,068
284,636	3.500	04/01/45		304,105
75,975	3.500	06/01/45		81,180
31,711	3.500	09/01/45		33,910
55,779	3.500	10/01/45		59,612
53,697	3.500	11/01/45		57,387
26,324,479	3.500	01/01/46		27,803,140
9,859,527	3.500	02/01/46		10,413,517
1,193,832	3.500	05/01/46		1,272,877
1,000,000	3.500	06/01/46		1,074,492
37,000,000	3.000	TBA-30yr	(e)	38,338,985
5,000,000	4.000	TBA-30yr	(e)	5,360,937

				103,458,104

GNMA – 9.1%
179,183	3.950	07/15/25		195,266
77,423	5.500	11/15/32		88,535
45,313	5.500	01/15/33		52,025
73,186	5.500	02/15/33		84,027
89,357	5.500	03/15/33		102,594
66,985	5.500	07/15/33		76,511
41,409	5.500	08/15/33		47,543
29,380	5.500	09/15/33		33,732
42,263	5.500	04/15/34		48,440
44,100	5.500	05/15/34		50,546
359,781	5.500	09/15/34		412,371
310,117	5.500	12/15/34		355,448
305,079	5.500	01/15/35		346,953
2,102	5.500	05/15/36		2,398
37,259	5.000	11/15/40		41,785
70,969	4.000	08/20/43		76,228
1,809,720	4.000	10/20/43		1,937,516
269,906	4.000	12/20/44		288,979
925,729	4.000	08/20/45		989,699
3,000,000	4.000	09/20/45		3,208,697
3,861,171	4.000	12/20/45		4,130,397
4,594,507	4.000	01/20/46		4,919,174
4,203,853	4.000	02/20/46		4,508,796
4,867,350	4.000	03/20/46		5,223,465
1,398,835	4.000	04/20/46		1,503,365
8,099,502	4.000	05/20/46		8,707,282

Principal Amount		Interest Rate		Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
	$11,000,000	4.000%		TBA-30yr	(e)	$ 11,759,688

						49,191,460

TOTAL FEDERAL AGENCIES						$168,173,983

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $197,765,293)						$200,222,886

Agency Debentures – 4.2%
FHLB
	$17,000,000	0.554	%(b)	10/27/17		$ 16,995,529
	2,400,000	4.625		09/11/20		2,737,237
	400,000	5.375		08/15/24		506,732
FNMA
	800,000	6.250		05/15/29		1,164,546
Tennessee Valley Authority
	1,200,000	3.875		02/15/21		1,344,566

TOTAL AGENCY DEBENTURES (Cost $22,171,812)						$ 22,748,610

Asset-Backed Securities – 8.6%
Collateralized Loan Obligations – 5.8%
ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)(c)
	$4,000,000	1.847%		04/18/24		$ 3,852,000
ACIS CLO Ltd. Series 2013-2A, Class A(b)(c)
	274,282	1.124		10/14/22		270,952
ACIS CLO Ltd. Series 2013-2A, Class ACOM(b)(c)
	2,016,355	1.322		10/14/22		1,989,336
Crown Point CLO lll Ltd. Series 2015-3A, Class ACOM(b)(c)
	3,900,000	0.000		12/31/27		3,821,220
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(b)(c)
	840,741	0.000		11/21/22		832,586
Duane Street CLO IV Ltd. Series 2007-4A, Class A1R(b)(c)
	2,229,198	0.878		11/14/21		2,198,854
Golub Capital Management CLO Ltd. Series 2007-1A, Class A(b)(c)
	104,206	0.856		07/31/21		103,728
Greywolf CLO V Ltd. Series 2015-1A, Class A1(b)(c)
	1,450,000	2.219		04/25/27		1,444,635
Halcyon Loan Advisors Funding Ltd. Series 2015-1A, Class A(b)(c)
	1,700,000	2.074		04/20/27		1,669,033
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(b)(c)
	2,300,000	2.009		07/25/27		2,215,818
NewMark Capital Funding CLO Ltd. Series 2013-1A, Class A2(b)(c)
	2,500,000	1.753		06/02/25		2,450,812
OCP CLO Ltd. Series 2012-2A, Class ACOM(b)(c)
	1,908,078	0.000		11/22/23		1,882,319
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(c)
	1,650,000	1.753		04/17/25		1,601,490
Red River CLO Ltd. Series 1A, Class A(b)(c)
	3,956	0.886		07/27/18		3,953
Regatta IV Funding Ltd. Series 2014-1A, Class A1(b)(c)
	1,538,552	2.029		07/25/26		1,524,774
Regatta IV Funding Ltd. Series 2014-1A, Class B(b)(c)
	311,448	2.629		07/25/26		304,615
Sound Point CLO Vlll Ltd. Series 2015-1A, Class B(b)(c)
	700,000	2.672		04/15/27		676,213
SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2(c)
	1,800,000	2.620		01/15/47		1,802,968

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
Westchester CLO Ltd. Series 2007-1X, Class A1A(b)
$2,688,765	0.841%	08/01/22	$ 2,658,879

			31,304,185

Home Equity – 0.9%
Bayview Opportunity Master Fund IIIb RPL Trust Series 2015-3, Class A1(c)(f)
114,709	3.623	04/28/30	114,866
Bear Stearns Asset Backed Securities Trust Series 2001-3, Class A2(b)
7,140	1.253	10/27/32	6,576
Bear Stearns Asset Backed Securities Trust Series 2002-2, Class A1(b)
3,627	1.106	10/25/32	3,426
CS First Boston Mortgage Securities Corp. Series 2001-HE17, Class A1(b)
1,366	1.066	01/25/32	1,152
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1(b)
72,162	7.000	09/25/37	71,604
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1(b)
39,572	7.000	09/25/37	39,487
GSAMP Trust Series 2006-HE8, Class A2C(b)
1,268,512	0.616	01/25/37	1,019,777
Home Equity Asset Trust Series 2002-1, Class A4(b)
257	1.046	11/25/32	216
Home Equity Loan Trust Series 2007-FRE1, Class 2AV3(b)
1,400,000	0.676	04/25/37	891,196
Morgan Stanley Mortgage Loan Trust Series 2007-7AX, Class 1A(b)
3,648,064	0.666	04/25/37	1,619,081
Renaissance Home Equity Loan Trust Series 2003-2, Class A(b)
1,069	1.326	08/25/33	971
Renaissance Home Equity Loan Trust Series 2003-3, Class A(b)
3,880	0.946	12/25/33	3,601
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4(b)
1,378,155	0.616	01/25/37	1,207,241

			4,979,194

Student Loan(b) – 1.9%
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c)
1,733,757	1.246	10/25/56	1,688,610
Scholar Funding Trust Series 2010-A, Class A(c)
690,874	1.371	10/28/41	677,038
SLM Student Loan Trust Series 2005-4, Class A3
471,743	0.739	01/25/27	450,955
SLM Student Loan Trust Series 2005-5, Class A4
1,650,000	0.759	10/25/28	1,554,218
SLM Student Loan Trust Series 2006-10, Class A5A
1,405,253	0.719	04/25/27	1,386,136
SLM Student Loan Trust Series 2006-2, Class A5
3,134,935	0.729	07/25/25	3,116,487
SLM Student Loan Trust Series 2008-2, Class A3
364,849	1.368	04/25/23	349,843
SLM Student Loan Trust Series 2008-4, Class A4
850,000	2.269	07/25/22	853,484

			10,076,771

TOTAL ASSET-BACKED SECURITIES (Cost $46,068,746)			$ 46,360,150

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Debt Obligations – 3.4%
Sovereign – 3.3%
Dominican Republic
DOP	100,000	10.375%		03/04/22	$ 2,178
	300,000	14.500		02/10/23	7,648
	$280,000	6.600	(c)	01/28/24	302,400
	210,000	6.600		01/28/24	226,800
	360,000	6.875	(c)	01/29/26	396,000
	191,000	8.625		04/20/27	223,470
DOP	100,000	11.375		07/06/29	2,217
	$120,000	6.850		01/27/45	123,000
Italy Buoni Poliennali Del Tesoro
EUR	2,765,150	2.350		09/15/19	3,333,447
	733,000	2.350	(c)	09/15/24	934,325
Republic of Colombia
	$500,000	8.125		05/21/24	650,000
	260,000	4.500	(a)	01/28/26	279,890
EUR	850,000	3.875	(a)	03/22/26	1,011,676
Republic of Indonesia
	$320,000	4.125	(c)	01/15/25	332,800
	1,060,000	4.750	(c)	01/08/26	1,156,725
	220,000	7.750		01/17/38	298,714
Republic of South Africa
	200,000	5.875		09/16/25	221,500
Republic of Turkey
	500,000	5.750		03/22/24	556,250
Republic of Venezuela
	140,000	7.000		12/01/18	70,000
	540,000	7.750		10/13/19	241,650
	60,000	6.000		12/09/20	24,375
	50,000	12.750		08/23/22	25,500
	20,000	9.000		05/07/23	8,525
	340,000	8.250		10/13/24	141,950
	10,000	7.650		04/21/25	4,075
	60,000	11.750		10/21/26	28,500
	40,000	9.250		09/15/27	19,300
	410,000	9.250		05/07/28	176,300
	190,000	11.950		08/05/31	89,300
	90,000	9.375		01/13/34	38,925
Spain Government Inflation Linked Bond(c)
EUR	2,961,510	0.550		11/30/19	3,391,112
United Mexican States
MXN	2,128,400	6.500		06/10/21	121,534
	$530,000	3.625		03/15/22	559,150
MXN	186,400	8.000		12/07/23	11,571
	4,356,000	7.500		06/03/27	265,914
	1,065,300	8.500		05/31/29	70,051
	3,616,300	7.750		11/23/34	225,901
	$20,000	6.050		01/11/40	25,100
	700,000	4.750		03/08/44	751,450
	90,000	5.550		01/21/45	107,775
	480,000	4.600		01/23/46	505,200
	530,000	5.750		10/12/10	583,000

					17,545,198

Supranational – 0.1%
Inter-American Development Bank
	700,000	1.000		02/27/18	698,115

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $18,013,341)					$ 18,243,313

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Structured Note – 0.3%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	4,757,259	6.000%	08/15/40	$ 1,471,496
(Cost $2,571,494)

Municipal Debt Obligations – 1.2%
California(a) – 0.4%
California State GO Bonds Build America Taxable Series 2009
	$210,000	7.550%	04/01/39	$ 331,962
California State GO Bonds Build America Taxable Series 2010
	625,000	7.950	03/01/36	757,337
East Bay Municipal Utility Disrtict Water System RB Build America SubSeries 2010
	900,000	5.874	06/01/40	1,253,493

				2,342,792

Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010(a)
	500,000	7.350	07/01/35	555,330
Illinois State GO Bonds Taxable-Pension Series 2003
	115,000	5.100	06/01/33	110,523

				665,853

New York(a) – 0.1%
Port Authority of New York & New Jersey Consolidated Bonds-192 Series 2015
	375,000	4.810	10/15/65	450,855

Ohio(a) – 0.1%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	250,000	6.270	02/15/50	327,458

Puerto Rico(a) – 0.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	85,000	6.000	07/01/38	60,137
	45,000	6.000	07/01/44	31,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	120,000	5.500	07/01/28	84,900
	20,000	5.750	07/01/37	14,000
	35,000	6.000	07/01/47	24,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	50,000	5.000	07/01/33	33,500
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	10,000	5.750	07/01/41	6,475
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	15,000	5.500	07/01/32	9,713
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	10,000	5.750	07/01/38	6,475

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico(a) – (continued)
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
$860,000	5.750%		07/01/28	$ 556,850
170,000	5.000		07/01/41	110,075
Puerto Rico Commonwealth GO Bonds Series 2014 A
400,000	8.000		07/01/35	266,500
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
10,000	5.250		07/01/27	6,475
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(g)
15,000	0.000		08/01/37	1,565
15,000	0.000		08/01/38	1,467
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
105,000	5.250		08/01/27	45,806
325,000	6.750		08/01/32	139,756
95,000	5.750		08/01/37	42,156
15,000	6.375		08/01/39	6,797
270,000	6.000		08/01/42	120,825
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
50,000	6.250		08/01/33	15,502
80,000	5.500		08/01/37	35,200
75,000	5.375		08/01/39	32,812
595,000	5.500		08/01/42	261,800
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
150,000	5.375		08/01/36	65,719
15,000	5.375		08/01/38	6,563
290,000	6.000		08/01/39	129,775
935,000	5.250		08/01/41	407,894
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
370,000	5.000		08/01/43	160,025
50,000	5.250		08/01/43	21,813
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
130,000	5.500		08/01/28	57,200

				2,763,775

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $6,875,818)				$ 6,550,733

Government Guarantee Obligations(h) – 1.0%
Hashemite Kingdom of Jordan Government AID Bond
$1,600,000	2.503%		10/30/20	$ 1,681,767
Israel Government AID Bond
2,000,000	5.500		09/18/23	2,518,483
300,000	5.500		12/04/23	379,486
650,000	5.500		04/26/24	826,522
40,000	5.500		09/18/33	56,389

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS (Cost $5,190,900)				$ 5,462,647

U.S. Treasury Obligations – 20.3%
United States Treasury Bonds
$9,000,000	3.750	%(i)	11/15/43	$ 11,852,731
5,990,000	3.625	(i)	02/15/44	7,708,651
2,080,000	3.000		11/15/44	2,387,195

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
U.S. Treasury Obligations – (continued)
United States Treasury Bonds – (continued)
$100,000	2.875%		08/15/45	$ 112,032
4,800,000	3.000	(i)	11/15/45	5,509,536
1,270,000	2.500		05/15/46	1,321,498
United States Treasury Inflation Protected Securities
1,862,784	0.125		04/15/18	1,891,303
1,327,209	0.125		04/15/19	1,355,625
518,200	0.125		01/15/23	525,569
1,978,804	0.375		07/15/23	2,047,745
3,209,064	0.625		01/15/24	3,362,008
947,041	0.125		07/15/24	957,250
832,235	0.375		07/15/25	857,335
191,288	0.625		01/15/26	201,539
1,782,752	2.500		01/15/29	2,261,029
719,420	2.125		02/15/40	940,865
769,838	1.375		02/15/44	889,640
United States Treasury Notes
5,600,000	0.875		11/30/17	5,624,303
1,700,000	0.750		12/31/17	1,704,658
2,400,000	1.000		12/31/17	2,415,408
8,800,000	0.750		01/31/18	8,824,904
4,370,000	0.750		02/28/18	4,382,542
26,400,000	0.625		06/30/18	26,417,427
6,600,000	1.625		06/30/20	6,787,638
4,300,000	1.625		07/31/20	4,422,077
960,000	1.750		09/30/22	990,422
3,090,000	1.875		10/31/22	3,210,757
450,000	2.250		11/15/25	479,916

TOTAL U.S. TREASURY OBLIGATIONS (Cost $104,643,718)				$109,441,603

Shares	Rate			Value
Investment Company(b)(j) – 4.8%
Goldman Sachs Financial Square Government Fund - FST Shares
25,951,372	0.290%			$ 25,951,372
(Cost $25,951,372)

TOTAL INVESTMENTS – 105.3% (Cost $556,914,600)				$567,941,913

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.3)%				(28,601,857)

NET ASSETS – 100.0%				$539,340,056

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $76,780,246, which represents approximately 14.2% of net assets as of June 30, 2016.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $55,459,610 which represents approximately 10.3% of net assets as of June 30, 2016.

(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on June 30, 2016.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $5,462,647, which represents approximately 1.0% of net assets as of June 30, 2016.

(i)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(j)	Represents an affiliated funds.

Currency Abbreviations:
AED	— United Arab Emirates Dirham
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
DOP	— Dominican Peso
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
CDOR	— Canadian Dollar Offered Rate
CLO	— Collateralized Loan Obligation
EURO	— Euro Offered Rate
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FREMF	— Freddie Mac Multi Family
GMAC	— General Motors Acceptance Corporation
GNMA	— Government National Mortgage Association
GO	— General Obligation
JIBAR	— Johannesburg Interbank Agreed Rate
JYOR	— Japanese Yen Offered Rate
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

LLC	— Limited Liability Company
LP	— Limited Partnership
NCUA	— National Credit Union Administration
PLC	— Public Limited Company
RB	— Revenue Bond
REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Bank of America Securities LLC	CHF	297,235	EUR	272,944	$305,843	09/21/16	$2,021
	EUR	136,472	CHF	147,427	151,911	09/21/16	214
	EUR	411,000	HUF	129,232,374	457,498	09/21/16	3,364
	KRW	1,002,852,039	USD	847,175	869,571	07/15/16	22,396
	MXN	43,357,369	USD	2,315,109	2,351,931	09/21/16	36,821
	PLN	1,256,288	EUR	284,000	317,834	09/21/16	1,703
	SEK	4,091,417	GBP	350,545	485,335	09/21/16	18,295
	USD	477,000	BRL	1,558,454	475,730	09/02/16	1,270
	USD	507,276	SEK	4,115,908	487,097	07/29/16	20,178
Barclays Bank PLC	CAD	607,335	USD	465,000	470,167	09/21/16	5,167
	CNH	2,494,570	USD	363,764	373,368	09/01/16	9,604
	CNY	2,659,920	USD	392,840	398,823	08/05/16	5,983
	CNY	3,283,331	USD	487,720	491,904	08/16/16	4,184
	GBP	716,000	USD	952,373	953,945	09/21/16	1,572
	USD	1,161,800	AUD	1,561,416	1,161,019	09/21/16	781
	USD	1,149,706	CNH	7,657,044	1,146,046	09/01/16	3,660
	USD	950,533	GBP	669,000	891,326	09/21/16	59,207
	USD	948,000	SGD	1,270,948	942,644	09/21/16	5,356
	USD	190,000	ZAR	2,843,564	189,853	09/21/16	147
	ZAR	11,727,411	USD	768,712	782,991	09/21/16	14,279
BNP Paribas SA	CNH	7,173,294	USD	1,053,038	1,073,642	09/01/16	20,605
	IDR	6,502,568,799	USD	474,813	492,659	07/15/16	17,846
	TWD	43,865,043	USD	1,352,816	1,363,539	07/07/16	10,723
	USD	203,353	NOK	1,697,918	202,857	09/21/16	496
Citibank NA (London)	AED	9,829,052	USD	2,675,154	2,675,444	08/11/16	290
	ARS	3,059,000	USD	190,000	194,128	09/29/16	4,128
	CNH	9,467,244	USD	1,386,680	1,416,983	09/01/16	30,303
	GBP	1,086,552	USD	1,434,344	1,447,641	09/21/16	13,297
	IDR	7,984,135,126	USD	581,722	604,909	07/15/16	23,186
	IDR	12,549,082,900	USD	940,358	947,339	08/10/16	6,981
	MYR	1,703,186	USD	414,633	427,024	07/27/16	12,392
	MYR	1,234,184	USD	307,969	309,436	07/28/16	1,467
	NZD	671,000	USD	472,874	477,094	09/21/16	4,220
	RUB	12,247,362	USD	190,000	190,763	07/14/16	763
	USD	357,379	CNH	2,337,005	349,785	09/01/16	7,594
	USD	474,911	EUR	418,000	465,290	09/21/16	9,621
	USD	3,285,208	GBP	2,236,470	2,977,793	07/20/16	307,415
	USD	1,161,800	GBP	793,484	1,057,179	09/21/16	104,621
	USD	1,146,914	TWD	36,798,752	1,144,596	08/18/16	2,318
	ZAR	2,865,088	USD	186,000	191,290	09/21/16	5,290
Credit Suisse International (London)	CHF	1,339,876	EUR	1,222,036	1,378,680	09/21/16	18,390
	COP	1,787,217,384	USD	598,032	609,726	07/15/16	11,695
	JPY	113,528,315	USD	1,089,628	1,102,543	09/21/16	12,915
	NOK	1,728,238	USD	205,931	206,479	09/21/16	548
	RUB	60,073,397	USD	930,000	936,492	07/11/16	6,492
	RUB	62,238,492	USD	961,000	965,294	07/29/16	4,294
	USD	261,715	EUR	231,941	258,181	09/21/16	3,534
Deutsche Bank AG (London)	BRL	1,661,782	USD	456,000	516,543	07/05/16	60,543
	CNH	2,477,524	USD	364,000	370,816	09/01/16	6,816
	CNY	3,147,938	USD	465,967	472,299	07/26/16	6,333
	CNY	2,736,568	USD	404,968	410,405	08/02/16	5,438
	CNY	1,346,379	USD	198,962	201,903	08/03/16	2,940
	KRW	547,216,587	USD	459,000	474,694	07/05/16	15,694
	KRW	547,700,250	USD	465,000	474,891	07/18/16	9,891
	KRW	547,216,587	USD	466,510	474,298	08/16/16	7,788

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Deutsche Bank AG (London) (continued)	USD	1,426,777	CNH	9,472,328	$1,417,744	09/01/16	$9,033
	USD	467,973	EUR	414,000	460,837	09/21/16	7,136
	USD	475,213	GBP	341,000	454,323	09/21/16	20,890
HSBC Bank PLC	AUD	624,000	USD	462,577	463,986	09/21/16	1,409
	CNH	2,505,434	USD	364,000	374,994	09/01/16	10,994
	CNY	4,729,205	USD	694,973	710,138	07/14/16	15,165
	CNY	4,033,347	USD	596,936	605,606	07/15/16	8,670
	CNY	2,416,843	USD	356,283	362,736	07/21/16	6,454
	CNY	3,813,286	USD	564,221	571,881	08/02/16	7,661
	IDR	5,670,555,802	USD	422,231	428,832	07/29/16	6,601
	MXN	8,683,741	USD	464,000	471,052	09/21/16	7,052
	MYR	3,825,841	USD	921,000	959,218	07/08/16	38,218
	MYR	1,709,380	USD	419,490	428,577	07/25/16	9,087
	MYR	2,424,763	USD	601,783	607,609	08/10/16	5,826
	USD	404,601	CNH	2,689,789	402,801	08/18/16	1,800
	USD	1,064,000	CNH	7,019,097	1,050,564	09/01/16	13,436
	USD	2,860,953	CNH	18,974,412	2,837,238	09/21/16	23,715
	USD	953,523	GBP	696,000	927,299	09/21/16	26,225
	USD	229,125	SEK	1,882,801	223,343	09/21/16	5,782
	USD	474,000	TWD	15,140,318	470,698	07/27/16	3,302
JPMorgan Chase Bank (London)	AUD	454,572	USD	335,788	338,582	08/04/16	2,795
	CAD	593,263	USD	451,668	459,229	07/15/16	7,561
	CHF	452,654	EUR	409,000	465,764	09/21/16	10,492
	CNH	2,467,707	USD	363,000	369,347	09/01/16	6,347
	CNY	7,283,260	USD	1,065,688	1,093,885	07/11/16	28,197
	CNY	4,888,287	USD	716,260	734,128	07/12/16	17,869
	JPY	24,244,813	USD	223,519	235,456	09/21/16	11,937
	MXN	39,870,018	USD	2,133,341	2,162,758	09/21/16	29,417
	MYR	1,518,642	USD	374,688	380,734	08/01/16	6,046
	NZD	886,087	USD	628,515	630,026	09/21/16	1,511
	RUB	60,983,821	USD	930,000	951,498	07/08/16	21,498
	USD	1,066,000	CNH	6,965,148	1,042,489	09/01/16	23,511
	USD	933,140	GBP	684,312	911,727	09/21/16	21,413
	USD	177,017	MXN	3,247,524	176,163	09/21/16	855
Morgan Stanley & Co. International PLC	BRL	9,344,975	USD	2,555,786	2,904,763	07/05/16	348,977
	CNH	1,395,011	USD	204,568	208,794	09/01/16	4,226
	JPY	48,414,790	USD	466,000	470,186	09/21/16	4,186
	KRW	1,082,535,655	USD	935,842	938,752	07/08/16	2,909
	MXN	30,291,065	USD	1,611,055	1,643,146	09/21/16	32,090
	RUB	30,999,648	USD	480,000	480,792	07/29/16	792
	RUB	72,026,611	USD	1,084,624	1,113,576	08/11/16	28,952
	USD	475,462	GBP	345,000	459,652	09/21/16	15,809
Royal Bank of Canada	BRL	6,189,377	USD	1,817,652	1,889,353	09/02/16	71,702
	CAD	1,861,095	USD	1,429,000	1,440,763	09/21/16	11,763
	USD	475,000	CAD	612,985	474,541	09/21/16	459
	USD	961,998	GBP	721,000	960,607	09/21/16	1,391
Royal Bank of Scotland PLC	EUR	413,000	HUF	129,516,800	459,724	09/21/16	4,591
	MXN	3,428,949	USD	186,000	186,004	09/21/16	4
	NOK	8,805,054	EUR	936,463	1,051,973	09/21/16	9,565
	TRY	2,807,349	USD	950,000	957,397	09/21/16	7,397
Standard Chartered Bank	CNH	4,962,114	USD	727,000	742,690	09/01/16	15,690
	CNY	4,924,430	USD	722,799	739,092	07/21/16	16,293
	CNY	4,890,436	USD	722,822	733,938	07/22/16	11,116
	TWD	30,029,351	USD	925,689	933,458	07/07/16	7,769
	USD	1,787,000	CNH	11,627,254	1,740,277	09/01/16	46,723
	ZAR	7,803,687	USD	490,016	521,019	09/21/16	31,003
State Street Bank (London)	CAD	627,235	USD	480,000	485,573	09/21/16	5,573
	MXN	3,095,492	USD	164,438	167,916	09/21/16	3,478
	USD	4,401,752	EUR	3,861,084	4,297,902	09/21/16	103,850
	USD	950,550	GBP	667,000	888,661	09/21/16	61,889
	USD	475,000	SGD	636,263	471,907	09/21/16	3,093
UBS AG (London)	CHF	164,906	EUR	151,939	169,682	09/21/16	553
	EUR	151,939	CHF	162,962	169,129	09/21/16	1,446
	EUR	182,000	HUF	57,090,215	202,590	09/21/16	1,970

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

UBS AG (London) (continued)	GBP	366,235	USD	483,711	$487,945	09/21/16	$4,234
	MYR	3,825,841	USD	942,279	957,402	09/08/16	15,123
	TWD	27,716,705	USD	849,346	861,611	07/14/16	12,265
	USD	962,880	GBP	715,000	952,613	09/21/16	10,267
Westpac Banking Corp.	AUD	4,971,307	USD	3,588,390	3,696,503	09/21/16	108,113
	CNH	2,501,455	USD	364,000	374,398	09/01/16	10,398
	EUR	1,965,779	GBP	1,590,621	2,188,174	09/21/16	68,950
	JPY	184,925,000	USD	1,771,720	1,793,060	08/10/16	21,341
	USD	710,000	CNH	4,661,061	697,631	09/01/16	12,370
	USD	13,788,422	EUR	12,156,798	13,497,334	07/13/16	291,089

TOTAL							$2,800,383

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Bank of America Securities LLC	EUR	961,472	CHF	1,042,876	$1,070,246	09/21/16	$(2,833)
	EUR	429,000	HUF	137,118,696	477,534	09/21/16	(4,313)
	JPY	97,145,640	USD	953,000	943,441	09/21/16	(9,559)
	SEK	9,570,416	EUR	1,027,322	1,135,268	09/21/16	(8,278)
	USD	461,000	JPY	49,435,335	480,097	09/21/16	(19,097)
	USD	464,000	SGD	630,511	467,641	09/21/16	(3,641)
Barclays Bank PLC	USD	480,000	BRL	1,619,092	494,240	09/02/16	(14,240)
	USD	392,840	CNH	2,658,348	398,302	08/05/16	(5,462)
	USD	487,720	CNH	3,281,380	491,433	08/16/16	(3,713)
	USD	733,000	CNH	4,979,599	745,307	09/01/16	(12,307)
	USD	2,435,464	NZD	3,597,219	2,557,694	09/21/16	(122,231)
BNP Paribas SA	ARS	2,905,728	USD	191,797	189,875	08/01/16	(1,922)
	EUR	286,416	PLN	1,260,386	318,819	09/21/16	(52)
	HUF	131,246,205	EUR	417,000	461,211	09/21/16	(2,966)
	HUF	250,032,241	USD	894,682	878,635	09/21/16	(16,046)
	NOK	2,183,632	USD	261,737	260,887	09/21/16	(850)
	SEK	23,745,573	EUR	2,576,238	2,816,766	09/21/16	(50,932)
	USD	1,625,524	AED	6,003,637	1,632,982	12/07/16	(7,458)
	USD	347,395	AUD	470,862	350,118	09/21/16	(2,722)
	USD	1,352,398	TWD	43,865,043	1,364,635	08/25/16	(12,236)
Citibank NA (London)	AED	9,786,411	USD	2,662,245	2,661,893	12/07/16	(352)
	AUD	632,564	NZD	665,818	470,354	09/21/16	(3,056)
	CNH	3,043,202	USD	459,000	455,049	09/21/16	(3,951)
	EUR	408,000	CHF	447,517	454,158	09/21/16	(6,319)
	EUR	1,240,000	USD	1,407,311	1,380,286	09/21/16	(27,025)
	GBP	2,204,830	USD	3,238,733	2,935,666	07/20/16	(303,066)
	GBP	472,060	USD	681,768	628,938	09/21/16	(52,830)
	PLN	3,550,274	EUR	817,000	898,199	09/21/16	(11,231)
	SEK	14,833,163	EUR	1,602,831	1,759,551	09/21/16	(24,614)
	USD	2,667,000	AED	9,829,052	2,675,444	08/11/16	(8,444)
	USD	2,306,297	CAD	3,018,369	2,336,664	09/21/16	(30,366)
	USD	955,871	GBP	723,552	964,007	09/21/16	(8,136)
	USD	475,000	IDR	6,425,505,500	485,988	07/28/16	(10,988)
	USD	465,000	KRW	538,843,860	467,231	07/15/16	(2,231)
	USD	2,800,186	KRW	3,345,101,823	2,900,150	07/25/16	(99,964)
	USD	700,199	MXN	13,381,786	728,568	08/16/16	(28,369)
	USD	419,426	MYR	1,722,667	431,674	08/10/16	(12,248)
	USD	414,737	RUB	26,789,500	417,625	07/11/16	(2,888)
	USD	3,603,692	SGD	4,967,559	3,684,368	09/21/16	(80,676)
	USD	833,801	TRY	2,517,247	858,463	09/21/16	(24,661)
	USD	1,501,590	TWD	48,909,304	1,520,411	07/14/16	(18,820)
	USD	1,389,095	TWD	44,978,906	1,399,178	08/22/16	(10,083)
Credit Suisse International (London)	SEK	1,855,294	USD	225,253	220,080	09/21/16	(5,173)
	USD	281,555	CLP	192,812,746	290,929	07/14/16	(9,373)
	USD	1,040,612	COP	3,152,272,497	1,075,428	07/15/16	(34,816)
Deutsche Bank AG (London)	GBP	800,214	USD	1,170,321	1,066,146	09/21/16	(104,175)
	USD	480,000	BRL	1,581,600	482,795	09/02/16	(2,795)
	USD	465,967	CNH	3,146,187	471,563	07/26/16	(5,597)
	USD	404,968	CNH	2,734,746	409,799	08/02/16	(4,831)

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Deutsche Bank AG (London) (continued)	USD	198,962	CNH	1,345,583	$201,626	08/03/16	$(2,664)
	USD	366,000	CNH	2,504,958	374,923	09/01/16	(8,923)
	USD	466,789	KRW	547,216,587	474,694	07/05/16	(7,905)
	USD	784,890	MYR	3,237,644	811,745	07/28/16	(26,855)
	USD	475,859	NZD	678,000	482,071	09/21/16	(6,212)
	USD	930,000	SGD	1,268,667	940,952	09/21/16	(10,952)
	USD	929,322	THB	32,723,735	930,761	07/27/16	(1,439)
	USD	449,362	THB	15,875,059	451,417	08/11/16	(2,055)
	USD	453,087	THB	15,969,968	453,999	08/25/16	(911)
	USD	464,327	THB	16,363,808	465,143	09/02/16	(816)
HSBC Bank PLC	CNH	2,387,614	USD	361,000	357,359	09/01/16	(3,641)
	CNH	6,262,706	USD	948,000	936,461	09/21/16	(11,540)
	CNY	2,691,812	USD	404,601	403,225	08/18/16	(1,376)
	EUR	409,000	CHF	444,897	455,272	09/21/16	(2,510)
	EUR	180,928	USD	205,162	201,398	09/21/16	(3,764)
	USD	1,023,948	AED	3,782,774	1,028,911	12/07/16	(4,961)
	USD	465,000	CAD	602,971	466,789	09/21/16	(1,789)
	USD	193,111	CLP	130,514,119	196,665	07/28/16	(3,554)
	USD	694,973	CNH	4,728,597	709,068	07/14/16	(14,095)
	USD	596,936	CNH	4,032,124	604,607	07/15/16	(7,671)
	USD	356,283	CNH	2,416,308	362,236	07/21/16	(5,953)
	USD	564,221	CNH	3,811,402	571,134	08/02/16	(6,913)
	USD	1,093,212	CNH	7,494,515	1,121,720	09/01/16	(28,508)
	USD	1,515,528	NZD	2,155,858	1,532,858	09/21/16	(17,329)
	USD	485,478	SGD	661,853	490,887	09/21/16	(5,408)
	USD	465,000	TRY	1,396,172	476,140	09/21/16	(11,140)
	USD	461,000	TWD	15,034,731	467,353	07/07/16	(6,353)
	USD	464,000	TWD	14,972,593	465,440	07/13/16	(1,440)
JPMorgan Chase Bank (London)	EUR	860,000	PLN	3,854,855	957,295	09/21/16	(17,961)
	GBP	347,000	USD	475,883	462,317	09/21/16	(13,566)
	PLN	8,020,739	USD	2,030,374	2,029,201	09/21/16	(1,173)
	USD	587,745	CAD	772,000	597,584	07/15/16	(9,839)
	USD	1,065,688	CNH	7,286,105	1,092,701	07/11/16	(27,014)
	USD	716,260	CNH	4,890,264	733,367	07/12/16	(17,108)
	USD	465,000	IDR	6,242,113,500	472,739	07/18/16	(7,739)
	USD	445,599	IDR	5,954,100,000	450,275	07/29/16	(4,675)
	USD	465,000	JPY	48,156,097	467,673	09/21/16	(2,673)
	USD	461,000	KRW	540,485,620	468,697	07/08/16	(7,697)
	USD	845,552	KRW	976,993,550	847,116	07/18/16	(1,564)
	USD	224,086	NZD	319,222	226,973	09/21/16	(2,887)
	USD	895,575	RUB	59,441,106	925,844	07/14/16	(30,269)
	USD	679,183	TWD	21,910,459	681,084	07/07/16	(1,900)
	USD	1,313,988	TWD	42,928,000	1,334,600	07/28/16	(20,612)
	USD	448,789	TWD	14,538,506	452,033	08/03/16	(3,244)
Morgan Stanley & Co. International PLC	SEK	3,215,240	USD	392,961	381,401	09/21/16	(11,561)
	USD	929,500	BRL	3,215,403	999,466	07/05/16	(69,966)
	USD	480,000	BRL	1,594,339	486,684	09/02/16	(6,684)
	USD	2,295,369	CAD	3,014,852	2,333,941	09/21/16	(38,572)
	USD	1,426,699	EUR	1,290,000	1,435,942	09/21/16	(9,243)
	USD	465,000	KRW	542,050,035	470,054	07/08/16	(5,054)
	USD	935,381	KRW	1,082,535,655	938,284	08/16/16	(2,902)
	USD	486,174	MXN	9,336,749	506,474	09/21/16	(20,300)
	USD	194,613	RUB	12,889,433	200,764	07/14/16	(6,150)
	USD	1,900,000	RUB	125,633,130	1,949,625	07/27/16	(49,625)
	USD	887,913	TWD	28,950,410	900,011	07/22/16	(12,098)
	USD	927,799	TWD	29,873,267	928,991	08/10/16	(1,193)
	USD	186,000	ZAR	2,843,866	189,873	09/21/16	(3,873)
Royal Bank of Canada	CAD	599,199	USD	465,000	463,868	09/21/16	(1,132)
	EUR	198,871	USD	222,705	221,370	09/21/16	(1,335)
	USD	2,323,452	BRL	7,791,355	2,421,841	07/05/16	(98,388)
	USD	1,169,306	BRL	4,253,000	1,310,435	08/02/16	(141,129)
	USD	475,000	CAD	615,736	476,671	09/21/16	(1,671)
	USD	205,466	JPY	21,923,573	212,913	09/21/16	(7,447)
	USD	191,000	MXN	3,651,767	198,091	09/21/16	(7,091)

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Royal Bank of Scotland PLC	COP	1,400,126,400	USD	480,000	$477,667	07/15/16	$(2,334)
	EUR	427,000	PLN	1,910,752	475,308	09/21/16	(8,102)
	GBP	180,959	USD	261,543	241,096	09/21/16	(20,447)
	USD	478,000	TRY	1,434,473	489,202	09/21/16	(11,202)
Standard Chartered Bank	CNH	21,740,315	USD	3,293,500	3,250,823	09/21/16	(42,677)
	EUR	1,248,000	USD	1,428,523	1,389,191	09/21/16	(39,333)
	USD	222,705	AUD	308,319	229,256	09/21/16	(6,551)
	USD	3,295,507	CAD	4,307,409	3,334,571	09/21/16	(39,064)
	USD	722,799	CNH	4,924,430	738,235	07/21/16	(15,436)
	USD	722,822	CNH	4,887,544	732,678	07/22/16	(9,855)
	USD	392,000	CNH	2,628,885	393,471	09/01/16	(1,471)
	USD	2,660,324	HKD	20,637,993	2,662,837	09/21/16	(2,513)
	USD	1,139,078	TWD	36,949,204	1,148,561	07/07/16	(9,483)
	USD	925,689	TWD	30,029,351	934,233	08/26/16	(8,544)
	USD	372,000	ZAR	5,751,306	383,991	09/21/16	(11,991)
State Street Bank (London)	AUD	638,000	NZD	678,481	474,396	09/21/16	(8,018)
	CAD	1,050,948	USD	819,561	813,589	09/21/16	(5,972)
	EUR	45,396	SEK	426,268	50,532	09/21/16	(33)
	EUR	494,296	USD	553,498	550,218	09/21/16	(3,280)
	GBP	705,000	USD	954,921	939,290	09/21/16	(15,632)
	JPY	48,414,850	USD	475,000	470,186	09/21/16	(4,814)
	NOK	1,715,478	USD	205,590	204,955	09/21/16	(635)
	SEK	36,533,913	EUR	3,945,057	4,333,754	09/21/16	(57,620)
	USD	778,366	JPY	84,548,501	821,102	09/21/16	(42,736)
	USD	374,648	NZD	533,679	379,456	09/21/16	(4,808)
	USD	486,625	SGD	662,126	491,089	09/21/16	(4,465)
UBS AG (London)	CHF	923,898	EUR	860,000	950,655	09/21/16	(6,640)
	EUR	409,000	CHF	446,779	455,272	09/21/16	(4,447)
	EUR	430,000	HUF	136,860,715	478,647	09/21/16	(2,294)
	EUR	432,000	PLN	1,932,104	480,874	09/21/16	(7,938)
	GBP	140,579	USD	204,903	187,296	09/21/16	(17,607)
	HUF	132,512,142	EUR	420,000	465,659	09/21/16	(1,856)
	NOK	1,514,470	USD	185,784	180,940	09/21/16	(4,844)
	SEK	21,740,489	EUR	2,343,584	2,578,917	09/21/16	(29,805)
	SEK	1,563,904	USD	188,411	185,515	09/21/16	(2,896)
	USD	486,615	GBP	366,235	487,945	09/21/16	(1,330)
	USD	449,325	KRW	520,610,395	451,420	07/15/16	(2,095)
	USD	943,720	MYR	3,825,841	959,218	07/08/16	(15,498)
	USD	802,209	NZD	1,139,390	810,129	09/21/16	(7,920)
	USD	436,945	TWD	14,139,543	439,547	07/14/16	(2,601)
	USD	402,255	TWD	13,167,832	409,342	07/15/16	(7,087)
Westpac Banking Corp.	AUD	2,675,654	NZD	2,815,059	1,989,531	09/21/16	(12,033)
	EUR	2,507,860	USD	2,844,452	2,784,403	07/13/16	(60,049)
	USD	1,610,629	AUD	2,200,217	1,636,011	09/21/16	(25,382)
	USD	369,000	CNH	2,527,801	378,342	09/01/16	(9,342)
	USD	405,578	JPY	42,332,620	410,463	08/10/16	(4,885)
	USD	932,096	KRW	1,087,345,336	942,835	07/15/16	(10,739)
	USD	585,107	MYR	2,379,630	596,623	07/27/16	(11,515)

TOTAL							$(2,735,767)

FORWARD SALES CONTRACTS — At June 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FNMA(Proceeds Receivable: $(27,219,922))	3.500%	07/14/46	07/14/16	$(26,000,000)	$(27,427,969)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Australian 10 year Government Bonds	39	September 2016	$3,961,527	$42,245
Ultra Long U.S. Treasury Bonds	59	September 2016	10,996,125	598,534
5 Year U.S. Treasury Notes	(28)	September 2016	(3,420,594)	(40,251)
5 Year U.S. Treasury Notes	320	September 2016	39,092,500	97,893
10 Year U.S. Treasury Notes	26	September 2016	3,457,594	3,859
10 Year U.S. Treasury Notes	(41)	September 2016	(5,452,359)	(144,857)
20 Year U.S. Treasury Bonds	96	September 2016	16,545,000	831,546

TOTAL				$1,388,969

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Barclays Bank PLC	KRW	2,447,430	(b)	10/01/25	3 month KWCDC	2.160%	$(84,211)
Citibank NA		1,102,660		10/06/17	2.239%	3 month KWCDC	13,629
	MYR	1,220		11/19/18	3 month KLIBOR	3.915	(3,189)
	BRL	1,320		01/04/21	1 month Brazilian Interbank Deposit Average	11.990	(396)
	MYR	775		11/15/23	3 month KLIBOR	4.450	(9,365)
Deutsche Bank AG	KRW	765,310		10/06/17	2.245	3 month KWCDC	9,522
		3,978,210		10/15/17	2.253	3 month KWCDC	49,313
	MYR	1,100		11/14/18	3 month KLIBOR	3.880	(2,715)
	BRL	2,000		01/04/21	1 month Brazilian Interbank Deposit Average	12.520	(9,716)
	MYR	330		08/14/23	3 month KLIBOR	4.490	(4,150)
JPMorgan Securities, Inc.		420		09/26/23	3 month KLIBOR	4.330	(4,165)
		133,720		01/15/24	3 month KWCDC	3.445	(19,473)
		878,070	(b)	11/09/25	2.237	3 month KLIBOR	33,058
		1,183,800	(b)	11/10/25	2.330	3 month KLIBOR	49,282
Morgan Stanley & Co. International PLC		1,213,740		10/29/17	2.175	3 month KWCDC	14,031
	MYR	1,440		11/20/18	3 month KLIBOR	3.934	(4,020)
	BRL	2,137		01/04/21	1 month Brazilian Interbank Deposit Average	12.601	(11,874)
		2,330		01/04/21	1 month Brazilian Interbank Deposit Average	12.698	(14,838)
		374,240	(b)	11/11/25	2.298	3 month KWCDC	15,064

TOTAL							$15,787

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

MXN	28,730		11/07/16	3.911%	Mexico Interbank TIIE 28 Days	$2	$(3,683)
	12,210		11/08/16	3.920	Mexico Interbank TIIE 28 Days	1	(1,555)
	24,710		11/09/16	3.900	Mexico Interbank TIIE 28 Days	2	(3,276)
SEK	82,950		06/15/18	0.050	3 month STIBOR	77,974	14,999
GBP	18,440	(b)	09/21/18	0.400	6 month GBP	130	46,397
	17,800	(b)	09/21/18	0.464	6 month GBP	16,108	58,957
PLN	30,260	(b)	09/21/18	1.614	6 month WIBOR	(2,544)	7,033

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	EUR	49,640	(b)	09/21/18	6 month EURO	0.375%	$9,575	$1,222
		51,570	(b)	09/21/18	6 month EURO	0.400	41,787	(7,495)
		11,300	(b)	06/22/19	6 month EURO	0.160	(3,068)	(6,330)
	CAD	74,700	(b)	09/21/21	1.500%	6 month CDOR	1,135,772	491,109
	GBP	4,480	(b)	09/21/21	1.750	6 month GBP	321,215	20,743
		$54,800	(b)	09/21/21	3 month LIBOR	2.000	(2,094,891)	(545,767)
	SEK	35,210	(b)	09/21/21	3 month STIBOR	0.250	4,507	(45,925)
	EUR	13,610	(b)	09/21/21	6 month EURO	0.500	(415,062)	(4,450)
	GBP	4,150	(b)	12/11/22	6 month GBP	1.940	(40,794)	(284,339)
	EUR	21,120	(b)	05/11/25	1.568	6 month EURO	343,338	720,338
		22,710	(b)	05/25/25	0.863	6 month EURO	69,651	163,167
	ZAR	6,340	(b)	08/24/25	3 month JIBAR	9.145	3,074	(6,787)
	JPY	639,150	(b)	12/16/25	6 month JYOR	1.000	(485,486)	189,403
		1,610	(b)	01/20/26	3.295	6 month WIBOR	5	13,248
		3,310	(b)	01/22/26	3.125	6 month WIBOR	10	20,976
		1,550	(b)	01/25/26	3.155	6 month WIBOR	5	10,376
	PLN	3,475	(b)	06/15/26	2.876	6 month WIBOR	14	10,203
	EUR	15,040	(b)	06/16/26	1.000	6 month EURO	28,421	44,937
	PLN	4,050	(b)	06/16/26	2.972	6 month WIBOR	16	16,144
	EUR	19,950	(b)	09/21/26	1.000	6 month EURO	941,866	274,807
	AUD	9,060	(b)	09/21/26	2.500	6 month AUDOR	60,003	128,138
		$14,520	(b)	09/21/26	3 month LIBOR	2.250	(942,982)	(227,829)
	SEK	41,380	(b)	09/21/26	3 month STIBOR	1.000	29,172	(126,526)
		$6,920	(b)	12/15/26	2.500	3 month LIBOR	151,736	59,157
	AUD	1,150	(b)	12/15/26	6 month AUDOR	3.500	(24,573)	(14,813)
	GBP	2,380	(b)	12/15/26	6 month GBP	2.250	(119,182)	(1,686)
		7,300	(b)	12/11/27	2.190	6 month GBP	121,361	865,323
	JPY	190,820	(b)	07/01/29	0.070	6 month JYOR	(4,888)	(1,937)
	GBP	3,720	(b)	12/11/32	6 month GBP	2.250	(71,904)	(608,444)
	EUR	5,630	(b)	05/11/35	6 month EURO	1.695	(244,942)	(277,944)
		850	(b)	12/17/35	2.250	6 month EURO	50,016	29,022
		$8,570	(b)	12/17/35	3.000	3 month LIBOR	477,661	125,339
	GBP	1,850	(b)	12/17/35	6 month GBP	2.500	(199,328)	(8,458)
	JPY	786,340	(b)	12/17/35	6 month JYOR	2.000	(723,083)	(561,606)
		626,900	(b)	03/30/36	6 month JYOR	0.900	(70,769)	(274,608)
		1,589,720	(b)	09/21/36	6 month JYOR	0.500	(456,985)	(604,775)
		83,440	(b)	07/01/39	6 month JYOR	0.170	8,601	979
	EUR	2,430	(b)	12/19/45	1.250	6 month EURO	20,220	49,474
		$8,210	(b)	12/19/45	2.750	3 month LIBOR	249,386	114,383
	JPY	680,340	(b)	12/19/45	6 month JYOR	2.000	(517,053)	(592,725)
	GBP	4,510	(b)	06/15/46	6 month GBP	1.600	(22,673)	(235,700)
		$2,400	(b)	09/21/46	2.750	3 month LIBOR	393,951	136,117
	GBP	540	(b)	09/21/46	6 month GBP	2.250	(136,388)	(59,602)

TOTAL							$(2,021,015)	$(894,269)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 4.250%, 10/28/14	$60	(1.000)%	06/20/19	0.719%	$(213)	$(301)
		40	(1.000)	06/20/19	0.719	(158)	(185)
		900	(1.000)	06/20/21	1.198	9,940	(1,700)
Barclays Bank PLC		270	(1.000)	03/20/19	0.677	(572)	(1,865)
		80	(1.000)	06/20/21	1.198	728	4
Citibank NA		3,080	(1.000)	03/20/19	0.677	(7,822)	(19,980)
		4,390	(1.000)	06/20/19	0.719	(11,838)	(25,761)

GOLDMAN SACHS BOND FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased (continued)
Citibank NA (continued)		$720	(1.000)%	12/20/20	1.098%	$5,437	$(2,606)
		560	(1.000)	06/20/21	1.198	5,224	(96)
Deutsche Bank AG		460	(1.000)	06/20/21	1.198	5,343	(1,131)
JPMorgan Securities, Inc.		270	(1.000)	03/20/19	0.677	(516)	(1,922)
		120	(1.000)	06/20/19	0.719	(482)	(546)
		7,240	(1.000)	12/20/20	1.098	49,389	(20,815)
		10	(1.000)	06/20/21	1.198	96	(4)

TOTAL						$54,556	$(76,908)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America High Yield Index 26	$9,350	(5.000)%	06/20/21	4.263%	$(142,936)	$(164,187)
Protection Sold:
CDX North America Investment Grade Index 26	6,425	1.000	06/20/21	0.789	42,831	25,831

TOTAL					$(100,105)	$(138,356)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$557,042,794

Gross unrealized gain	14,892,047
Gross unrealized loss	(3,992,928)

Net unrealized security gain	$10,899,119

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 31.6%
Automotive – 0.7%
Ford Motor Credit Co. LLC
$3,250,000	5.875%		08/02/21	$ 3,743,079
General Motors Financial Co., Inc.
1,125,000	3.250		05/15/18	1,147,120
1,755,000	3.500		07/10/19	1,809,692

				6,699,891

Banks – 6.1%
American Express Co.(a)
700,000	3.625		12/05/24	719,338
2,475,000	6.800	(b)	09/01/66	2,468,812
Banco Bilbao Vizcaya Argentaria SA
2,350,000	3.000		10/20/20	2,405,819
Bank of America Corp.
3,050,000	4.125		01/22/24	3,292,391
2,300,000	4.000		04/01/24	2,458,847
Bank of Scotland PLC(c)
400,000	5.250		02/21/17	410,605
Compass Bank(a)
875,000	1.850		09/29/17	873,473
1,000,000	2.750		09/29/19	987,571
Credit Suisse AG
1,475,000	2.300		05/28/19	1,495,579
Credit Suisse Group Funding Guernsey Ltd.
475,000	3.750		03/26/25	464,776
Discover Financial Services(a)
1,625,000	3.750		03/04/25	1,631,491
ING Bank NV(a)(b)
2,025,000	4.125		11/21/23	2,053,148
Intesa Sanpaolo SpA
1,175,000	2.375		01/13/17	1,179,396
2,800,000	3.875		01/16/18	2,871,044
1,225,000	5.017	(c)	06/26/24	1,120,875
JPMorgan Chase & Co.(a)(b)
2,250,000	5.300		12/29/49	2,241,563
KBC Bank NV(a)(b)
1,400,000	8.000		01/25/23	1,480,500
Keycorp
4,350,000	2.900		09/15/20	4,490,198
Lloyds Bank PLC
1,575,000	2.300		11/27/18	1,582,643
Lloyds Banking Group PLC
425,000	4.650		03/24/26	428,556
Macquarie Bank Ltd.(c)
1,175,000	6.625		04/07/21	1,358,327
Mitsubishi UFJ Financial Group, Inc.
700,000	3.850		03/01/26	763,443
Mizuho Financial Group, Inc.(c)
2,175,000	2.632		04/12/21	2,214,870
Nationwide Building Society(c)
1,950,000	3.900		07/21/25	2,084,866
PNC Preferred Funding Trust II(a)(b)(c)
2,500,000	1.875		03/29/49	2,200,000
Royal Bank of Scotland Group PLC
800,000	5.125		05/28/24	778,870
Royal Bank of Scotland PLC(a)(b)
1,025,000	9.500		03/16/22	1,067,363
Santander Bank NA
1,900,000	2.000	(a)	01/12/18	1,894,541
975,000	8.750		05/30/18	1,081,529

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Santander Holdings USA, Inc.(a)
$650,000	2.650%	04/17/20	$ 641,539
Santander UK Group Holdings PLC
1,375,000	2.875	10/16/20	1,361,805
Santander UK PLC(c)
2,650,000	5.000	11/07/23	2,720,222
Synchrony Financial(a)
1,625,000	2.600	01/15/19	1,640,258
1,900,000	3.000	08/15/19	1,930,127
The Bank of Tokyo-Mitsubishi UFJ Ltd.(c)
2,700,000	2.150	09/14/18	2,728,550
UBS Group Funding Jersey Ltd.(c)
3,350,000	4.125	09/24/25	3,472,436

			62,595,371

Brokerage – 0.8%
Morgan Stanley, Inc.
4,700,000	3.700	10/23/24	4,942,295
700,000	4.000	07/23/25	749,752
TD Ameritrade Holding Corp.(a)
1,950,000	2.950	04/01/22	2,024,882
			7,716,929

Chemicals – 0.1%
Ecolab, Inc.
975,000	5.500	12/08/41	1,204,394

Consumer Products – 0.4%
Kimberly-Clark Corp.
1,525,000	3.700	06/01/43	1,643,173

The Priceline Group, Inc.(a)
1,900,000	3.600	06/01/26	1,960,471

			3,603,644

Diversified Financial Services(c) – 0.1%
GE Capital International Funding Co.
1,110,000	4.418	11/15/35	1,241,606
Diversified Manufacturing(a) – 0.1%
Roper Technologies, Inc.
1,300,000	3.000	12/15/20	1,348,918
Electric – 1.0%
Emera US Finance LP(a)(c)
950,000	2.700	06/15/21	958,454
Florida Power & Light Co.(a)
2,132,000	4.125	02/01/42	2,404,976
Pacific Gas & Electric Co.(a)
975,000	3.500	06/15/25	1,057,679
Puget Sound Energy, Inc.(a)(b)
1,230,000	6.974	06/01/67	1,043,962
Ruwais Power Co. PJSC(c)
740,000	6.000	08/31/36	847,300
Southern California Edison Co.(a)
1,950,000	4.050	03/15/42	2,133,724
The Southern Co.(a)
1,975,000	2.350	07/01/21	2,012,307

			10,458,402

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Energy – 1.5%
Anadarko Petroleum Corp.
	$190,000	3.450	%(a)	07/15/24	$ 185,502
	1,125,000	6.450		09/15/36	1,281,884
Apache Corp.(a)
	275,000	3.250		04/15/22	282,519
	400,000	2.625		01/15/23	390,121
	1,375,000	4.250		01/15/44	1,317,873
ConocoPhillips Co.(a)
	1,135,000	3.350		11/15/24	1,168,051
	725,000	4.950		03/15/26	819,948
	900,000	4.150		11/15/34	898,274
Devon Energy Corp.(a)
	250,000	4.000		07/15/21	252,500
	425,000	5.600		07/15/41	407,613
	825,000	4.750		05/15/42	733,328
Dolphin Energy Ltd.(c)
	368,880	5.888		06/15/19	393,779
Occidental Petroleum Corp.(a)
	1,650,000	3.400		04/15/26	1,733,156
Petroleos Mexicanos
	250,000	5.500	(c)	02/04/19	263,125
	610,000	6.375	(c)	02/04/21	663,253
EUR	1,000,000	5.125		03/15/23	1,176,335
	$470,000	6.875	(c)	08/04/26	522,781
	60,000	5.500		06/27/44	54,000
	180,000	5.625		01/23/46	164,070
Pioneer Natural Resources Co.(a)
	1,450,000	3.450		01/15/21	1,493,500
Valero Energy Corp.
	950,000	3.650		03/15/25	950,364

					15,151,976

Food & Beverage – 3.6%
Amazon.com, Inc.(a)
	2,650,000	3.300		12/05/21	2,856,310
Anheuser-Busch InBev Finance, Inc.(a)
	6,000,000	2.650		02/01/21	6,218,197
	3,650,000	3.650		02/01/26	3,911,266
	800,000	4.900		02/01/46	936,074
CVS Health Corp.(a)
	1,100,000	4.125		05/15/21	1,203,483
	2,100,000	3.500		07/20/22	2,250,579
	2,150,000	3.375		08/12/24	2,292,378
	2,700,000	2.875		06/01/26	2,757,464
Kraft Heinz Foods Co.(a)(c)
	1,050,000	2.800		07/02/20	1,089,373
	1,550,000	3.950		07/15/25	1,690,032
	900,000	5.200		07/15/45	1,061,387
	950,000	4.375		06/01/46	1,003,599
Molson Coors Brewing Co.(a)
	525,000	2.100		07/15/21	527,585
	725,000	3.000		07/15/26	725,352
Pernod-Ricard SA(c)
	2,300,000	4.450		01/15/22	2,534,147
SABMiller Holdings, Inc.(c)
	525,000	4.950		01/15/42	605,677
Suntory Holdings Ltd.(c)
	2,550,000	2.550		09/29/19	2,598,700

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Food & Beverage – (continued)
Walgreens Boots Alliance, Inc.(a)
$450,000	2.700%	11/18/19	$ 464,293
975,000	2.600	06/01/21	991,669
1,075,000	3.450	06/01/26	1,101,316

			36,818,881

Health Care - Services – 0.4%
Aetna, Inc.(a)
900,000	2.400	06/15/21	921,482
750,000	2.800	06/15/23	767,888
Cigna Corp.(a)
1,675,000	3.250	04/15/25	1,707,052
UnitedHealth Group, Inc.
950,000	4.625	07/15/35	1,102,665

			4,499,087

Health Care Products – 0.8%
Becton Dickinson & Co.
2,000,000	2.675	12/15/19	2,052,598
Medtronic, Inc.
725,000	2.500	03/15/20	749,306
1,275,000	3.150	03/15/22	1,354,733
Stryker Corp.(a)
575,000	2.625	03/15/21	594,781
1,175,000	3.375	11/01/25	1,234,220
Thermo Fisher Scientific, Inc.(a)
1,325,000	3.000	04/15/23	1,349,188
1,025,000	3.650	12/15/25	1,074,532

			8,409,358

Life Insurance(c) – 0.8%
AIA Group Ltd.(a)
925,000	3.200	03/11/25	942,876
Meiji Yasuda Life Insurance Co.(a)(b)
1,100,000	5.200	10/20/45	1,205,600
Reliance Standard Life Global Funding II
2,050,000	2.500	01/15/20	2,080,408
Teachers Insurance & Annuity Association of America
860,000	4.900	09/15/44	965,267
The Northwestern Mutual Life Insurance Co.
2,500,000	6.063	03/30/40	3,197,840

			8,391,991

Lodging(a) – 0.3%
Marriott International, Inc.
766,000	2.875	03/01/21	789,606
2,375,000	2.300	01/15/22	2,391,392

			3,180,998

Media - Cable – 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital(a)(c)
350,000	3.579	07/23/20	365,771
1,975,000	4.908	07/23/25	2,155,470
Comcast Corp.(a)
3,075,000	3.375	08/15/25	3,309,669
Time Warner Cable, Inc.
425,000	5.000	02/01/20	462,183
202,000	7.300	07/01/38	252,733

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media - Cable – (continued)
$275,000	5.875	%(a)	11/15/40	$ 299,601

				6,845,427

Media - Non Cable – 0.8%
21st Century Fox America, Inc.(a)
2,900,000	3.700		09/15/24	3,129,147
NBCUniversal Media LLC
3,850,000	4.375		04/01/21	4,309,569
Time Warner, Inc.(a)
450,000	3.875		01/15/26	484,964

				7,923,680

Metals & Mining(c) – 0.3%
Glencore Funding LLC
3,075,000	2.700		10/25/17	3,063,469
228,000	2.500		01/15/19	219,165

				3,282,634

Noncaptive - Financial – 0.4%
Capital One Financial Corp.(a)
1,950,000	4.200		10/29/25	1,988,263
General Electric Co.
337,000	6.150		08/07/37	468,505
International Lease Finance Corp.(c)
1,400,000	7.125		09/01/18	1,533,000

				3,989,768

Pharmaceuticals – 1.9%
AbbVie, Inc.(a)
1,950,000	2.500		05/14/20	1,987,883
925,000	2.300		05/14/21	931,487
300,000	3.200		05/14/26	303,619
Actavis Funding SCS
2,200,000	2.350		03/12/18	2,224,843
525,000	3.450	(a)	03/15/22	541,986
1,685,000	3.800	(a)	03/15/25	1,753,747
1,225,000	4.850	(a)	06/15/44	1,289,187
Bayer US Finance LLC(c)
2,775,000	3.000		10/08/21	2,897,813
EMD Finance LLC(a)(c)
3,325,000	2.950		03/19/22	3,406,639
Forest Laboratories LLC(a)(c)
3,175,000	4.375		02/01/19	3,348,809
900,000	5.000		12/15/21	1,007,220

				19,693,233

Pipelines(a) – 1.2%
Columbia Pipeline Group, Inc.
925,000	3.300		06/01/20	941,195
Enbridge, Inc.
700,000	3.500		06/10/24	667,447
Energy Transfer Partners LP
175,000	5.200		02/01/22	181,125
210,000	3.600		02/01/23	201,710
125,000	4.750		01/15/26	128,653
EnLink Midstream Partners LP
1,650,000	4.150		06/01/25	1,520,937

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Pipelines(a) – (continued)
Enterprise Products Operating LLC
$215,000	3.350%		03/15/23	$ 220,093
85,000	3.750		02/15/25	88,129
2,900,000	8.375	(b)	08/01/66	2,555,045
1,350,000	7.000	(b)	06/01/67	1,066,500
Kinder Morgan Energy Partners LP
425,000	5.400		09/01/44	418,018
Kinder Morgan, Inc.
1,850,000	3.050		12/01/19	1,864,317
Sunoco Logistics Partners Operations LP
475,000	4.250		04/01/24	476,681
Western Gas Partners LP
1,050,000	3.950		06/01/25	988,753
Williams Partners LP
1,600,000	3.900		01/15/25	1,472,142

				12,790,745

Property/Casualty Insurance – 0.3%
American International Group, Inc.(a)
1,000,000	3.750		07/10/25	1,019,204
Arch Capital Group Ltd.
1,200,000	7.350		05/01/34	1,583,606
The Chubb Corp.(a)(b)
1,125,000	6.375		03/29/67	978,750

				3,581,560

Real Estate Investment Trusts – 2.1%
American Campus Communities Operating Partnership LP(a)
2,575,000	3.750		04/15/23	2,658,826
Camden Property Trust
3,575,000	5.700		05/15/17	3,697,876
CubeSmart LP(a)
1,500,000	4.000		11/15/25	1,594,986
HCP, Inc.
2,250,000	6.000		01/30/17	2,308,912
Healthcare Trust of America Holdings LP(a)
2,275,000	3.700		04/15/23	2,295,497
Kilroy Realty LP
2,375,000	6.625		06/01/20	2,736,867
1,500,000	3.800	(a)	01/15/23	1,564,465
National Retail Properties, Inc.(a)
1,150,000	4.000		11/15/25	1,218,149
Select Income REIT(a)
275,000	2.850		02/01/18	277,048
525,000	3.600		02/01/20	533,382
Ventas Realty LP(a)
975,000	3.500		02/01/25	998,819
Welltower, Inc.(a)
1,557,000	4.125		04/01/19	1,644,904

				21,529,731

Schools – 0.3%
Rensselaer Polytechnic Institute
2,600,000	5.600		09/01/20	2,972,349

Technology - Hardware – 1.1%
Cisco Systems, Inc.
1,450,000	2.200		02/28/21	1,489,883
Fidelity National Information Services, Inc.(a)
2,575,000	3.625		10/15/20	2,722,135

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Technology - Hardware – (continued)
Fiserv, Inc.(a)
	$1,425,000	2.700%		06/01/20	$ 1,472,570
Hewlett Packard Enterprise Co.(a)(c)
	1,250,000	4.900		10/15/25	1,300,499
Intel Corp.(a)
	2,375,000	3.700		07/29/25	2,656,549
Oracle Corp.(a)
	1,600,000	2.500		05/15/22	1,632,951

					11,274,587

Tobacco – 2.4%
BAT International Finance PLC(c)
	14,950,000	2.750		06/15/20	15,502,417
Philip Morris International, Inc.(a)
	1,075,000	2.750		02/25/26	1,105,186
Reynolds American, Inc.(a)
	6,850,000	4.450		06/12/25	7,642,005

					24,249,608

Transportation(c) – 0.6%
ERAC USA Finance LLC
	3,525,000	2.350		10/15/19	3,591,548
Penske Truck Leasing Co. LP/PTL Finance Corp.
	1,225,000	3.375	(a)	02/01/22	1,249,246
	1,425,000	4.250		01/17/23	1,492,118

					6,332,912

Wirelines Telecommunications – 2.8%
American Tower Corp.(a)
	1,025,000	3.300		02/15/21	1,068,252
AT&T, Inc.
	2,450,000	3.800		03/15/22	2,609,587
	850,000	3.400	(a)	05/15/25	866,949
Telefonica Emisiones SAU
	3,875,000	5.462		02/16/21	4,415,973
Verizon Communications, Inc.
	6,181,000	2.625		02/21/20	6,389,618
	3,300,000	4.500		09/15/20	3,664,212
	8,500,000	5.150		09/15/23	9,894,724

					28,909,315

TOTAL CORPORATE OBLIGATIONS (Cost $312,699,459)					$ 324,696,995

Mortgage-Backed Obligations – 28.8%
Adjustable Rate Non-Agency(b) – 0.8%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	$766,941	0.867%		09/20/66	$ 733,056
Aire Valley Mortgages PLC Series 2006-1X, Class 2A1
EUR	1,339,256	0.036		09/20/66	1,434,068
Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	$1,639,013	0.887		09/20/66	1,567,673
Harborview Mortgage Loan Trust Series 2005-16, Class 2A1A
	675,232	0.688		01/19/36	430,635
Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	237,864	0.026		09/21/38	281,405
Leek Finance PLC Series 2018X, Class A2B
	$1,625,404	0.883		09/21/38	1,732,060

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(b) – (continued)
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
$1,157,492	1.260%	12/25/46	$ 861,454
Sequoia Mortgage Trust Series 2003-4, Class 1A2
777,947	1.509	07/20/33	715,657
Washington Mutual Mortgage Pass-Through Certificates Series 2002-AR19, Class A7
49,922	2.576	02/25/33	48,742

TOTAL ADJUSTABLE RATE NON-AGENCY			$ 7,804,750

Collateralized Mortgage Obligations – 2.2%
Interest Only(b)(d) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
$333,885	0.000%	07/25/33	$ —
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
388,195	0.000	08/25/33	1

			1

Inverse Floaters(b) – 1.0%
FHLMC REMIC Series 4526, Class FA
960,467	0.792	11/15/45	954,954
FHLMC REMIC Series 4572, Class FA
1,346,288	0.892	04/15/46	1,343,423
FHLMC REMIC Series 4585, Class FJ
990,681	0.942	05/15/46	987,336
FNMA REMIC Series 2012-90, Class FB
725,968	0.893	08/25/42	725,808
FNMA REMIC Series 2016-1, Class FT
1,108,552	0.803	02/25/46	1,098,831
FNMA REMIC Series 2016-23, Class FT
1,170,901	0.953	11/25/45	1,169,283
FNMA REMIC Series 2016-25, Class FL
1,200,488	0.953	05/25/46	1,199,322
FNMA REMIC Series 2016-32, Class FB
1,431,723	0.953	06/25/46	1,427,899
FNMA REMIC Series 2016-33, Class PF
989,775	0.953	06/25/46	985,565
GNMA REMIC Series 2002-13, Class SB
83,081	35.503	02/16/32	146,906

			10,039,327

Planned Amortization Class – 0.0%
FNMA REMIC Series 2003-134, Class ME
20,470	4.500	06/25/33	20,968
FNMA REMIC Series 2004-64, Class BA
11,626	5.000	03/25/34	11,825

			32,793

Sequential Fixed Rate – 1.2%
FHLMC REMIC Series 2755, Class ZA
791,447	5.000	02/15/34	872,853
FHLMC REMIC Series 4273, Class PD
2,043,157	6.500	11/15/43	2,364,781
FNMA REMIC Series 2011-52, Class GB
1,954,676	5.000	06/25/41	2,181,146
FNMA REMIC Series 2011-99, Class DB
1,909,101	5.000	10/25/41	2,128,155

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2012-111, Class B
$342,663	7.000%	10/25/42	$ 396,709
FNMA REMIC Series 2012-153, Class B
1,138,875	7.000	07/25/42	1,344,555
NCUA Guaranteed Notes Series A4
3,500,000	3.000	06/12/19	3,706,322

			12,994,521

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 23,066,642

Commercial Mortgage-Backed Securities – 1.8%
Sequential Fixed Rate – 0.8%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
$800,000	2.373%	05/25/22	$ 831,466
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4
7,406,794	5.509	04/15/47	7,572,611

			8,404,077

Sequential Floating Rate(b) – 1.0%
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
9,832,085	6.054	12/10/49	10,269,736

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$ 18,673,813

Federal Agencies – 24.0%
Adjustable Rate FNMA(b) – 0.7%
$8,265	2.797%	06/01/33	$ 8,730
1,304,413	2.768	07/01/34	1,371,649
2,623,281	2.429	09/01/34	2,740,768
2,085,624	2.890	05/01/35	2,195,822
493,997	2.574	06/01/35	513,640

			6,830,609

FHLMC – 2.6%
117	5.000	01/01/17	120
823	5.000	02/01/17	843
820	5.000	03/01/17	830
7,072	5.000	09/01/17	7,254
20,472	5.000	10/01/17	20,999
113	7.000	10/01/17	115
16,361	5.000	11/01/17	16,783
6,648	5.000	12/01/17	6,819
9,288	5.000	01/01/18	9,533
24,803	5.000	02/01/18	25,476
18,860	5.000	03/01/18	19,408
12,112	5.000	04/01/18	12,473
8,327	5.000	05/01/18	8,586
6,812	5.000	06/01/18	7,023
14,681	5.000	07/01/18	15,183
3,898	5.000	08/01/18	4,025
22,902	4.500	09/01/18	23,599
2,430	5.000	10/01/18	2,520
4,461	5.000	11/01/18	4,621
51,482	5.000	06/01/19	53,866
91,141	5.000	05/01/23	100,586

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$270,004	4.500%	10/01/23	$ 294,237
53,168	5.500	10/01/25	59,460
29,196	5.500	11/01/25	32,552
5,637	7.000	06/01/26	6,172
20,528	7.500	12/01/30	22,403
13,263	7.500	01/01/31	14,532
489,047	5.500	03/01/33	550,037
22,578	5.000	10/01/33	25,059
61,849	6.500	10/01/33	72,542
749	5.500	12/01/33	865
24,427	5.500	09/01/34	27,827
2,008	5.500	12/01/34	2,258
1,856	5.500	03/01/35	2,080
4,614	5.000	04/01/35	5,116
33,060	5.000	07/01/35	36,641
50,087	5.500	11/01/35	56,355
175,329	5.000	12/01/35	199,629
406	5.500	02/01/36	464
75,594	5.500	06/01/36	84,722
60,024	5.500	08/01/37	67,033
360,949	5.000	01/01/38	398,353
170,183	5.500	03/01/38	193,151
70,812	5.500	04/01/38	80,369
102,123	5.500	08/01/38	116,225
2,660	5.500	09/01/38	3,011
6,428	6.500	09/01/38	7,427
11,564	5.500	11/01/38	13,320
19,822	5.500	12/01/38	22,215
878,107	5.000	01/01/39	969,179
1,072,696	7.000	02/01/39	1,266,620
5,947	5.500	03/01/39	6,716
240,160	5.000	06/01/39	265,104
8,389	5.500	10/01/39	9,481
19,634	5.500	03/01/40	22,268
25,379	4.000	06/01/40	27,164
38,159	5.500	06/01/40	43,190
24,057	5.000	08/01/40	26,689
7,073	4.500	11/01/40	7,750
333,593	4.000	02/01/41	358,757
13,936	5.000	04/01/41	15,522
18,705	5.000	06/01/41	20,751
25,294	4.000	11/01/41	27,268
1,656,799	3.500	06/01/45	1,769,927
1,290,992	3.500	10/01/45	1,379,949
5,909,789	3.500	03/01/46	6,317,010
7,922,602	3.500	04/01/46	8,441,286
1,200,719	3.500	05/01/46	1,279,329
2,000,000	3.500	06/01/46	2,147,812

			27,136,489

FNMA – 12.1%
4,461,476	2.800	03/01/18	4,525,099
2,773,630	3.740	05/01/18	2,853,304
3,480,000	3.840	05/01/18	3,585,571
24,373	5.000	06/01/18	25,168
175,259	4.500	07/01/18	180,287
10,943	4.500	08/01/18	11,284
153	6.500	10/01/18	176
9,000,000	4.506	06/01/19	9,416,354
1,860,315	3.414	10/01/20	1,999,275
1,433,060	3.619	12/01/20	1,546,720
3,764,017	4.381	06/01/21	4,186,059

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$128,017	5.500%	09/01/23	$ 139,842
39,799	5.500	10/01/23	43,660
376,349	5.000	02/01/24	404,045
57,455	7.000	08/01/27	67,201
1,972	6.500	09/01/27	2,284
235,312	7.000	03/01/28	276,656
4,028	6.500	05/01/28	4,662
18,433	8.000	02/01/31	21,586
70,930	7.000	03/01/31	76,382
1,700	5.500	05/01/33	1,929
24,984	5.000	07/01/33	28,386
51,845	5.000	08/01/33	58,157
1,700	5.000	09/01/33	1,907
10,018	5.500	09/01/33	11,396
1,825	6.500	09/01/33	2,112
19,296	5.000	12/01/33	21,918
648	5.500	12/01/33	732
1,207	5.500	01/01/34	1,374
13,897	5.500	02/01/34	15,805
2,367	5.500	04/01/34	2,712
8,663	5.500	05/01/34	9,863
2,732	6.000	07/01/34	3,158
3,280	5.500	08/01/34	3,757
8,501	5.500	10/01/34	9,656
6,552	5.500	11/01/34	7,463
90,677	5.500	12/01/34	103,212
154,159	6.000	02/01/35	174,222
206,733	5.000	04/01/35	235,393
8,796	5.500	04/01/35	10,006
7,450	5.500	07/01/35	8,502
345	5.500	08/01/35	397
1,333,289	5.000	09/01/35	1,484,126
21,038	5.500	09/01/35	24,044
1,523	5.500	12/01/35	1,748
275	5.500	02/01/36	314
149,406	5.500	03/01/36	170,474
26,070	6.000	03/01/36	30,013
1,319	5.500	04/01/36	1,505
4,788	6.000	04/01/36	5,502
313,433	6.000	07/01/36	358,111
318,111	6.000	09/01/36	363,455
2,514	5.500	01/01/37	2,863
4,782	6.000	01/01/37	5,510
1,032	5.500	02/01/37	1,175
30,576	6.000	02/01/37	34,930
57,750	6.000	03/01/37	65,980
2,505	5.500	04/01/37	2,851
2,441	5.500	05/01/37	2,784
1,081	5.500	06/01/37	1,230
668	5.500	07/01/37	760
534,909	6.000	07/01/37	611,075
7,661	6.000	08/01/37	8,752
141,768	6.000	09/01/37	161,954
441,624	6.000	10/01/37	504,508
536,449	6.000	11/01/37	615,651
533	5.500	12/01/37	606
30,322	5.000	02/01/38	33,344
1,202	5.500	02/01/38	1,376
6,273	5.500	03/01/38	7,129
35,103	6.000	03/01/38	40,382
72,372	5.000	04/01/38	80,313
286,507	6.000	04/01/38	327,327

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,187	5.500%	05/01/38	$ 1,348
573,840	6.000	05/01/38	655,550
6,525	5.500	06/01/38	7,428
62,839	6.000	06/01/38	71,786
5,026	5.500	07/01/38	5,711
2,625	5.500	08/01/38	2,981
2,648	5.500	09/01/38	3,007
317,739	6.000	10/01/38	362,982
350,448	6.000	11/01/38	400,337
4,126	5.500	12/01/38	4,661
64,225	5.000	02/01/39	71,364
92,164	6.000	02/01/39	105,295
663,756	7.000	03/01/39	783,971
47,540	4.500	04/01/39	53,117
421,811	6.000	04/01/39	481,873
14,105	4.500	05/01/39	15,760
15,266	5.500	06/01/39	17,376
7,680	4.500	07/01/39	8,582
696,402	5.000	07/01/39	773,071
84,500	4.500	08/01/39	94,425
456,372	6.000	09/01/39	521,356
13,500	5.500	11/01/39	15,332
446,691	6.000	11/01/39	510,854
626,049	4.500	12/01/39	699,585
58,772	6.000	04/01/40	67,146
407,052	5.000	06/01/40	452,601
125,858	5.000	07/01/40	139,942
657,882	6.000	10/01/40	751,559
380,276	5.000	11/01/40	422,141
412,727	6.000	04/01/41	471,496
1,173,796	4.500	05/01/41	1,286,735
301,710	6.000	05/01/41	344,671
225,641	4.500	08/01/41	247,597
83,380	3.500	11/01/41	89,252
83,876	3.500	06/01/42	89,796
522,720	5.000	07/01/42	581,213
1,024,743	3.500	10/01/42	1,085,072
43,267	3.000	11/01/42	45,369
874,434	3.000	12/01/42	914,504
1,276,481	3.000	01/01/43	1,338,667
202,393	3.000	02/01/43	212,228
1,277,221	3.000	03/01/43	1,339,287
2,157,856	3.000	04/01/43	2,262,714
392,988	3.500	04/01/43	415,043
1,550,202	3.000	05/01/43	1,625,532
147,361	3.500	05/01/43	157,671
148,284	3.000	06/01/43	155,490
1,326,545	3.000	07/01/43	1,391,006
8,862,697	3.500	07/01/43	9,360,087
2,831,331	3.500	08/01/43	2,991,227
84,550	3.500	09/01/43	90,492
211,765	3.500	01/01/44	226,514
1,821,976	5.000	05/01/44	2,022,896
1,277,700	5.000	06/01/44	1,418,600
546,650	3.500	04/01/45	584,040
138,508	3.500	06/01/45	147,998
72,418	3.500	07/01/45	77,393
57,811	3.500	09/01/45	61,820
131,436	3.500	10/01/45	140,468
97,895	3.500	11/01/45	104,622
46,399	3.500	12/01/45	49,587
144,355	3.500	01/01/46	154,273

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
	$1,790,748	3.500%	05/01/46		$ 1,909,315
	2,000,000	3.500	06/01/46		2,144,141
	26,000,000	3.000	TBA-30yr	(e)	26,956,836
	18,000,000	4.000	TBA-30yr	(e)	19,299,375

					124,321,632

GNMA – 8.6%
	1,134,827	3.950	07/15/25		1,236,686
	15,606	6.000	11/15/38		18,084
	187,744	5.000	07/15/40		210,550
	361,153	5.000	01/15/41		405,024
	21,717,058	4.000	10/20/43		23,250,643
	17,284,375	4.000	07/20/45		18,478,753
	925,729	4.000	08/20/45		989,698
	3,000,000	4.000	09/20/45		3,208,697
	2,895,878	4.000	12/20/45		3,097,798
	16,066,463	4.000	01/20/46		17,201,786
	4,841,032	4.000	02/20/46		5,192,196
	1,393,747	4.000	03/20/46		1,495,719
	156,871	4.000	04/20/46		168,594
	1,238,947	4.000	05/20/46		1,331,916
	11,000,000	4.000	TBA-30yr	(e)	11,759,688

					88,045,832

TOTAL FEDERAL AGENCIES					$ 246,334,562

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $293,415,766)					$ 295,879,767

Agency Debentures – 3.5%
FHLB
	$6,800,000	2.125%	06/09/23		$ 7,099,329
	3,500,000	3.375	09/08/23		3,923,605
	750,000	3.375	12/08/23		842,440
	2,400,000	5.000	09/28/29		3,140,414
FNMA(f)
	4,200,000	6.250	05/15/29		6,113,865
Private Export Funding Corp.
	7,000,000	5.450	09/15/17		7,394,380
Small Business Administration
	26,532	6.300	06/01/18		27,622
Tennessee Valley Authority
	5,400,000	3.875	02/15/21		6,050,547
	1,400,000	4.625	09/15/60		1,722,773

TOTAL AGENCY DEBENTURES (Cost $33,707,501)					$ 36,314,975

Asset-Backed Securities – 7.5%
Collateralized Loan Obligations(c) – 5.0%
B&M CLO Ltd. Series 2014-1A, Class A1(b)
	$3,700,000	2.020%	04/16/26		$ 3,643,020
B&M CLO Ltd. Series 2014-1A, Class A2(b)
	650,000	2.570	04/16/26		623,045
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(b)
	3,400,000	2.150	04/18/26		3,334,108

Principal Amount		Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – (continued)
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B(b)
	$6,950,000	2.041%	04/28/25	$ 6,839,919
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2(b)
	1,750,000	2.621	04/28/25	1,652,688
Madison Park Funding X Ltd. Series 2012-10A, Class A1A(b)
	4,700,000	1.994	01/20/25	4,693,481
Magnetite VIII Ltd. Series 2014-8A, Class A(b)
	5,750,000	2.102	04/15/26	5,735,257
Shackleton CLO Ltd. Series 2014-5A, Class A(b)
	7,800,000	2.120	05/07/26	7,777,528
Shackleton CLO Ltd. Series 2014-5A, Class B1(b)
	1,150,000	2.620	05/07/26	1,127,215
SPS Servicer Advance Receivables Trust Series 2015-T2, Class AT2
	4,850,000	2.620	01/15/47	4,857,998
Trinitas CLO Ltd. Series 2014-1A, Class A1(b)
	2,950,000	2.152	04/15/26	2,918,299
Trinitas CLO Ltd. Series 2014-1A, Class B1(b)
	750,000	2.522	04/15/26	704,256
Whitehorse VIII Ltd. Series 2014-1A, Class A(b)
	7,500,000	2.116	05/01/26	7,386,292

				51,293,106

Home Equity(b) – 0.0%
Impac CMB Trust Series 2004-08, Class 1A
	301,936	1.166	10/25/34	245,203

Student Loan(b) – 2.5%
Chase Education Loan Trust Series 2007-A, Class A3
	713,319	0.700	12/28/23	700,419
Edsouth Indenture No. 9 LLC Series 2015-1, Class A(c)
	3,578,180	1.246	10/25/56	3,485,003
Educational Funding of the South, Inc. Series 2011-1, Class A2
	3,901,732	1.269	04/25/35	3,826,835
EFS Volunteer No 3 LLC Series 2012-1, Class A2(c)
	4,128,284	1.446	02/25/25	4,135,468
Nelnet Student Loan Trust Series 2006-1, Class A5
	3,958,289	0.728	08/23/27	3,883,673
Nelnet Student Loan Trust Series 2013-5A, Class A(c)
	773,035	1.076	01/25/37	754,778
Northstar Education Finance, Inc. Series 2004-2, Class A3
	571,980	0.804	07/30/18	570,040
Scholar Funding Trust Series 2010-A, Class A(c)
	1,842,330	1.371	10/28/41	1,805,435
SLC Student Loan Trust Series 2006-2, Class A5
	4,250,000	0.734	09/15/26	4,141,602
SLM Student Loan Trust Series 2005-3, Class A5
	2,250,780	0.709	10/25/24	2,217,384

				25,520,637

TOTAL ASSET-BACKED SECURITIES (Cost $77,635,543)				$ 77,058,946

Foreign Debt Obligations – 2.1%
Sovereign – 1.9%
Italy Buoni Poliennali Del Tesoro
EUR	2,389,090	2.350%	09/15/19	$ 2,880,098
	552,261	2.350 (c)	09/15/24	703,943
Republic of Chile
	$239,000	3.125	01/21/26	248,859

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Debt Obligations – (continued)
	$390,000	3.625%	10/30/42	$ 395,070
Republic of Colombia(a)
	1,750,000	4.000 (g)	02/26/24	1,828,750
	200,000	5.625	02/26/44	222,000
Republic of Indonesia
	200,000	5.875	01/15/24	231,000
	420,000	4.125 (c)	01/15/25	436,800
	380,000	4.125	01/15/25	395,200
	510,000	6.750	01/15/44	648,419
Republic of South Africa
	480,000	4.875	04/14/26	496,200
Republic of Turkey
	1,560,000	4.250	04/14/26	1,585,350
Spain Government Inflation Linked Bond(c)
EUR	2,191,117	0.550	11/30/19	2,508,965
United Mexican States
	$20,000	6.050	01/11/40	25,100
	3,750,000	4.750	03/08/44	4,025,625
	1,340,000	5.550	01/21/45	1,604,650
	920,000	4.600	01/23/46	968,300
	60,000	5.750	10/12/49	66,000

				19,270,329

Supranational – 0.2%
Inter-American Development Bank
	2,700,000	1.000	02/27/18	2,692,729

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $21,183,025)				$ 21,963,058

Municipal Debt Obligations(a) – 1.0%
California – 0.6%
California State GO Bonds Build America Taxable Series 2009
	$950,000	7.500%	04/01/34	$ 1,439,355
	1,650,000	7.550	04/01/39	2,608,270
California State GO Bonds Build America Taxable Series 2010
	1,645,000	7.950	03/01/36	1,993,312

				6,040,937

Illinois – 0.2%
Illinois State GO Bonds Build America Series 2010
	1,280,000	7.350	07/01/35	1,421,645

Ohio – 0.2%
American Municipal Power-Ohio, Inc. RB Build America Taxable Series 2010
	1,700,000	6.270	02/15/50	2,226,711

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $7,441,673)				$ 9,689,293

Government Guarantee Obligations(h) – 2.8%
Hashemite Kingdom of Jordan Government AID Bond
	$7,400,000	2.503%	10/30/20	$ 7,778,173
Israel Government AID Bond
	7,827,000	5.500	09/18/23	9,856,084
	1,200,000	5.500	12/04/23	1,517,946

Principal Amount	Interest Rate	Maturity Date	Value
Government Guarantee Obligations (h)– (continued)
$2,400,000	5.500%	04/26/24	$ 3,051,772
4,700,000	5.500	09/18/33	6,625,717

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS (Cost $26,438,277)			$ 28,829,692

U.S. Treasury Obligations – 20.1%
United States Treasury Bonds
$6,830,000	5.250%	11/15/28	$ 9,608,991
7,900,000	3.625	08/15/43	10,173,542
3,200,000	3.750	11/15/43	4,214,304
2,920,000	3.625	02/15/44	3,757,806
31,750,000	3.000	11/15/44	36,439,157
1,090,000	2.875	08/15/45	1,221,149
10,600,000	3.000	11/15/45	12,166,892
870,000	2.500	05/15/46	905,278
United States Treasury Inflation Protected Securities
11,383,680	0.125	04/15/18	11,557,964
2,654,418	0.125	04/15/19	2,711,249
2,383,720	0.125	01/15/23	2,417,616
5,962,110	0.375 (f)	07/15/23	6,169,830
7,956,018	0.625	01/15/24	8,335,201
1,813,752	0.125	07/15/24	1,833,304
382,576	0.625	01/15/26	403,079
3,064,105	2.500	01/15/29	3,886,143
719,420	2.125	02/15/40	940,865
923,805	1.375	02/15/44	1,067,567
United States Treasury Notes
6,590,000	0.875	11/30/17	6,618,600
3,200,000	0.750	12/31/17	3,208,768
6,900,000	0.750	01/31/18	6,919,527
8,530,000	0.750	02/28/18	8,554,482
51,800,000	0.625	06/30/18	51,834,193
1,200,000	1.625	06/30/20	1,234,116
800,000	1.625	07/31/20	822,712
1,330,000	1.750	09/30/22	1,372,148
4,080,000	1.875	10/31/22	4,239,447
3,440,000	2.125	05/15/25	3,632,090
850,000	2.250	11/15/25	906,508

TOTAL U.S. TREASURY OBLIGATIONS (Cost $197,369,384)			$ 207,152,528

Shares	Rate	Value
Investment Company(b)(i) – 4.4%
Goldman Sachs Financial Square Government Fund - FST Shares
45,353,235	0.290	$ 45,353,235
(Cost $45,353,235)

TOTAL INVESTMENTS — 101.8% (Cost $1,015,243,863)		$1,046,938,489

Principal Amount	Interest Rate (Paid) Received	Maturity Date	Value
Reverse Repurchase Agreement – 0.2%
Reverse Repurchase Agreements – (0.2)%
Citigroup Reverse Repurchase Agreement
$(1,760,938)	(0.250)%	04/04/17	$ (1,760,938)
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.6)%			(16,658,312)

NET ASSETS — 100.0%			$1,028,519,240

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $150,733,366, which represents approximately 14.7% of net assets as of June 30, 2016.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $58,015,899 which represents approximately 5.6% of net assets as of June 30, 2016.

(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(g)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2016, the value of securities pledged amounted to $1,828,750.

(h)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $28,829,692, which represents approximately 2.8% of net assets as of June 30, 2016.

(i)	Represents an affiliated funds.

Currency Abbreviations:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— U.S. Dollar

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
CDOR	— Canadian Dollar Offered Rate
CLO	— Collateralized Loan Obligation
EURO	— Euro Offered Rate
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
JYOR	— Japanese Yen Offered Rate
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
NCUA	— National Credit Union Administration
PLC	— Public Limited Company
RB	— Revenue Bond
REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Bank of America Securities LLC	CHF	493,190	EUR	452,884	$507,473	09/21/16	$3,353
	EUR	226,442	CHF	244,620	252,060	09/21/16	355
	SEK	3,401,503	GBP	291,435	403,496	09/21/16	15,210
Barclays Bank PLC	CAD	1,026,591	USD	786,000	794,734	09/21/16	8,734
	GBP	1,186,000	USD	1,577,534	1,580,138	09/21/16	2,604
	USD	1,916,848	AUD	2,576,173	1,915,560	09/21/16	1,288
	USD	1,567,216	GBP	1,103,000	1,469,555	09/21/16	97,662
BNP Paribas SA	JPY	122,214,690	USD	1,159,835	1,186,902	09/21/16	27,066
	USD	787,882	EUR	697,000	775,854	09/21/16	12,028
	USD	5,415,662	GBP	3,999,988	5,329,286	09/21/16	86,375
Citibank NA	CHF	2,995,685	EUR	2,725,018	3,082,443	09/21/16	49,136
	GBP	1,787,554	USD	2,359,728	2,381,603	09/21/16	21,876
	JPY	310,324,326	USD	2,974,614	3,008,951	08/10/16	34,337
	JPY	187,309,843	USD	1,797,694	1,819,081	09/21/16	21,387
	NOK	13,401,976	EUR	1,426,000	1,601,185	09/21/16	13,857
	NOK	2,904,197	USD	346,200	346,975	09/21/16	776
	NZD	1,105,000	USD	778,727	785,677	09/21/16	6,950
	USD	1,588,458	EUR	1,400,080	1,558,476	09/21/16	29,982
	USD	1,916,848	GBP	1,309,166	1,744,235	09/21/16	172,613
HSBC Bank PLC	AUD	1,049,000	USD	777,634	780,003	09/21/16	2,369
	CAD	2,038,491	USD	1,565,000	1,578,093	09/21/16	13,093
	USD	1,567,286	GBP	1,144,000	1,524,180	09/21/16	43,105
	USD	378,032	SEK	3,106,425	368,493	09/21/16	9,540
JPMorgan Securities, Inc.	AUD	111,119	USD	82,082	82,765	08/04/16	683
	USD	1,205,508	EUR	1,061,986	1,179,092	07/13/16	26,416
Standard Chartered Bank	NZD	1,461,940	USD	1,036,983	1,039,468	09/21/16	2,485
	USD	821,801	EUR	738,048	821,546	09/21/16	255
State Street Bank (London)	CAD	2,052,382	USD	1,574,000	1,588,846	09/21/16	14,846
	USD	2,407,382	GBP	1,716,371	2,286,765	09/21/16	120,618
Westpac Banking Corp.	AUD	8,511,531	USD	6,143,340	6,328,901	09/21/16	185,562
	EUR	1,616,729	GBP	1,308,230	1,799,635	09/21/16	56,647
	USD	12,664,988	EUR	11,166,302	12,397,616	07/13/16	267,371
	USD	5,253,657	GBP	3,588,525	4,778,014	07/20/16	475,643
	USD	748,170	SEK	6,065,658	717,841	07/29/16	30,330

TOTAL							$1,854,552

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Bank of America Securities LLC	EUR	1,618,442	CHF	1,755,474	$1,801,542	09/21/16	$(4,774)
	JPY	159,838,634	USD	1,568,000	1,552,291	09/21/16	(15,709)
	SEK	14,539,726	EUR	1,560,755	1,724,743	09/21/16	(12,587)
	USD	783,000	CAD	1,013,515	784,611	09/21/16	(1,611)
	USD	776,000	JPY	83,214,360	808,146	09/21/16	(32,146)
Barclays Bank PLC	USD	4,274,678	NZD	6,313,914	4,489,318	09/21/16	(214,640)
BNP Paribas SA	CHF	1,518,636	EUR	1,414,000	1,562,617	09/21/16	(11,354)
	GBP	1,941,183	USD	2,788,220	2,586,288	09/21/16	(201,931)
	NOK	3,677,887	USD	440,843	439,411	09/21/16	(1,432)
	SEK	57,544,771	EUR	6,231,238	6,826,119	09/21/16	(110,080)
	SEK	2,628,044	USD	316,447	311,746	09/21/16	(4,702)
	USD	263,820	AUD	357,584	265,888	09/21/16	(2,068)
	USD	786,000	JPY	81,500,340	791,500	09/21/16	(5,500)
	USD	1,727,103	NZD	2,452,936	1,744,087	09/21/16	(16,984)

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Citibank NA	AUD	1,062,058	NZD	1,117,890	$789,712	09/21/16	$(5,130)
	EUR	686,000	CHF	752,443	763,610	09/21/16	(10,624)
	EUR	714,000	SEK	6,711,457	794,777	09/21/16	(1,354)
	EUR	424,971	USD	480,311	471,833	07/13/16	(8,478)
	EUR	2,073,000	USD	2,352,748	2,307,526	09/21/16	(45,223)
	GBP	1,079,395	USD	1,558,905	1,438,105	09/21/16	(120,800)
	SEK	24,567,076	EUR	2,654,652	2,914,214	09/21/16	(40,767)
	SEK	3,122,422	USD	378,882	370,390	09/21/16	(8,492)
	USD	3,888,887	CAD	5,089,585	3,940,091	09/21/16	(51,204)
	USD	1,572,818	GBP	1,190,554	1,586,205	09/21/16	(13,387)
HSBC Bank PLC	CAD	1,012,250	USD	786,000	783,631	09/21/16	(2,369)
	EUR	691,000	CHF	751,647	769,175	09/21/16	(4,241)
	EUR	304,282	USD	345,038	338,707	09/21/16	(6,331)
	USD	786,000	CAD	1,019,216	789,024	09/21/16	(3,024)
	USD	2,556,841	NZD	3,637,055	2,586,018	09/21/16	(29,176)
Merrill Lynch & Co., Inc.	USD	1,089,908	JPY	113,919,000	1,104,576	08/10/16	(14,668)
Standard Chartered Bank	EUR	2,055,000	USD	2,352,256	2,287,489	09/21/16	(64,766)
	USD	373,456	AUD	517,023	384,442	09/21/16	(10,986)
	USD	6,339,896	CAD	8,279,111	6,409,256	09/21/16	(69,360)
	USD	781,889	NZD	1,114,000	792,076	09/21/16	(10,187)
State Street Bank (London)	AUD	1,075,000	NZD	1,143,209	799,335	09/21/16	(13,508)
	CAD	1,733,954	USD	1,352,190	1,342,337	09/21/16	(9,853)
	EUR	686,000	CHF	749,359	763,610	09/21/16	(7,451)
	EUR	74,651	SEK	700,975	83,097	09/21/16	(55)
	EUR	754,730	USD	845,145	840,115	09/21/16	(5,031)
	GBP	1,655,428	USD	2,290,227	2,205,569	09/21/16	(84,657)
	JPY	79,706,132	USD	782,000	774,075	09/21/16	(7,925)
	NOK	5,444,138	USD	659,750	650,432	09/21/16	(9,319)
	SEK	42,883,749	EUR	4,632,954	5,086,988	09/21/16	(70,108)
	SEK	5,407,345	USD	660,783	641,434	09/21/16	(19,349)
	USD	707,604	CAD	929,000	719,114	07/15/16	(11,510)
	USD	2,344,810	EUR	2,122,000	2,362,069	09/21/16	(17,259)
	USD	1,516,808	JPY	164,085,638	1,593,537	09/21/16	(76,728)
	USD	629,574	NZD	896,816	637,654	09/21/16	(8,080)
Westpac Banking Corp.	AUD	3,356,134	NZD	3,535,737	2,495,513	09/21/16	(18,466)
	EUR	3,513,184	USD	3,984,706	3,900,584	07/13/16	(84,121)
	GBP	3,398,712	USD	4,975,769	4,525,285	07/20/16	(450,485)
	USD	2,156,564	AUD	2,934,892	2,182,291	09/21/16	(25,728)
	USD	3,871,786	CAD	5,083,654	3,935,500	09/21/16	(63,713)

TOTAL							$(2,139,431)

FORWARD SALES CONTRACTS — At June 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FNMA(Proceeds Receivable: $(1,144,375))	3.500%	TBA-30yr	07/14/16	$(1,000,000)	$(1,054,922)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Australian 10 year Government Bonds	29	September 2016	$2,945,751	$31,413
Eurodollars	1	March 2017	248,263	686
Ultra Long U.S. Treasury Bonds	(39)	September 2016	(7,268,625)	(389,676)
2 Year U.S. Treasury Notes	125	September 2016	27,416,016	156,696
5 Year U.S. Treasury Notes	685	September 2016	83,682,383	876,371
10 Year U.S. Treasury Notes	(44)	September 2016	(5,851,313)	(9,018)
20 Year U.S. Treasury Bonds	76	September 2016	13,098,125	501,311

TOTAL				$1,167,783

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	SEK	155,960		06/15/18	0.050%	3 month STIBOR	$73,303	$14,098
	GBP	13,070	(b)	09/21/18	0.400	6 month GBP	92	32,886
		14,740	(b)	09/21/18	0.464	6 month GBP	13,352	48,808
	EUR	35,120	(b)	09/21/18	6 month EURO	0.375%	6,772	867
		42,620	(b)	09/21/18	6 month EURO	0.400	34,535	(6,195)
		10,090	(b)	06/22/19	6 month EURO	0.160	(2,739)	(5,652)
	CAD	53,180	(b)	09/21/21	1.500	6 month CDOR	808,738	349,462
	GBP	3,170	(b)	09/21/21	1.750	6 month GBP	227,305	14,660
		$38,960	(b)	09/21/21	3 month LIBOR	2.000	(1,489,145)	(388,228)
	SEK	4,090	(b)	09/21/21	3 month STIBOR	0.250	524	(5,335)
	EUR	10,250	(b)	09/21/21	6 month EURO	0.500	(310,012)	(5,932)
	GBP	3,240	(b)	12/11/22	6 month GBP	1.940	(10,776)	(243,062)
	EUR	16,010	(b)	05/11/25	1.568	6 month EURO	128,079	678,240
		16,270	(b)	05/25/25	0.863	6 month EURO	51,261	115,535
	JPY	1,076,030	(b)	12/16/25	6 month JYOR	1.000	(404,978)	(93,487)
	EUR	10,730	(b)	06/16/26	1.000	6 month EURO	20,269	32,067
		14,100	(b)	09/21/26	1.000	6 month EURO	665,680	194,224
	AUD	7,430	(b)	09/21/26	2.500	6 month AUDOR	49,208	105,084
		$10,080	(b)	09/21/26	3 month LIBOR	2.250	(659,068)	(153,726)
	SEK	37,240	(b)	09/21/26	3 month STIBOR	1.000	26,254	(113,867)
	EUR	3,180	(b)	12/15/26	1.500	6 month EURO	80,236	7,004
		$9,990	(b)	12/15/26	2.500	3 month LIBOR	165,838	138,616
	GBP	5,700	(b)	12/11/27	2.190	6 month GBP	33,740	736,684
	JPY	135,440	(b)	07/01/29	0.070	6 month JYOR	(3,470)	(1,374)
	GBP	2,910	(b)	12/11/32	6 month GBP	2.250	(17,571)	(514,637)
	EUR	4,260	(b)	05/11/35	6 month EURO	1.695	(124,920)	(270,727)
		640	(b)	12/17/35	2.250	6 month EURO	37,758	21,753
		$5,990	(b)	12/17/35	3.000	3 month LIBOR	331,673	89,795
	GBP	1,350	(b)	12/17/35	6 month GBP	2.500	(145,714)	(5,914)
	JPY	569,300	(b)	12/17/35	6 month JYOR	2.000	(521,570)	(408,527)
		454,500	(b)	03/30/36	6 month JYOR	0.900	(51,500)	(198,897)
		1,153,370	(b)	09/21/36	6 month JYOR	0.500	(332,865)	(437,461)
		59,230	(b)	07/01/39	6 month JYOR	0.170	6,105	695
	EUR	1,710	(b)	12/19/45	1.250	6 month EURO	15,026	34,018
		$5,700	(b)	12/19/45	2.750	3 month LIBOR	170,107	82,449
	JPY	483,230	(b)	12/19/45	6 month JYOR	2.000	(353,596)	(434,654)
	GBP	3,210	(b)	06/15/46	6 month GBP	1.600	(17,678)	(166,219)
		$1,800	(b)	09/21/46	2.750	3 month LIBOR	295,463	102,087
	GBP	630	(b)	09/21/46	6 month GBP	2.250	(159,120)	(69,536)

TOTAL							$(1,363,404)	$(724,398)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX Investment Grade Index 26	$42,625	(1.000)%	06/20/21	0.783%	$(227,840)	$(227,821)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,015,432,546

Gross unrealized gain	37,493,336
Gross unrealized loss	(5,987,393)

Net unrealized security gain	$31,505,943

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – 46.1%
British Pound – 3.2%
United Kingdom Treasury
GBP	3,400,000	1.750%		07/22/19	$ 4,738,756
	2,930,000	2.000		09/07/25	4,275,717
	2,000,000	4.500		09/07/34	3,902,318
	1,200,000	4.250		03/07/36	2,306,645
	2,170,000	3.250		01/22/44	3,841,108
	2,970,000	3.500		01/22/45	5,520,983
	720,000	3.500		07/22/68	1,639,590

					26,225,117

Canadian Dollar – 1.5%
British Columbia Province of Canada
CAD	800,000	3.250		12/18/21	684,571
Government of Canada
	2,530,000	2.500		06/01/24	2,204,965
	2,600,000	3.500		12/01/45	2,839,583
Ontario Province of Canada
	1,800,000	4.400		06/02/19	1,529,488
	1,700,000	2.600		06/02/25	1,398,896
	2,300,000	4.650		06/02/41	2,382,978
Quebec Province of Canada
	1,800,000	4.250		12/01/21	1,604,124

					12,644,605

Czech Koruna – 0.1%
Czech Republic Government Bond
CZK	11,190,000	1.500		10/29/19	481,741

Danish Krone – 0.1%
Kingdom of Denmark
DKK	3,000,000	4.500		11/15/39	847,491

Euro – 18.5%
Federal Republic of Germany
EUR	10,540,000	0.500		02/15/26	12,414,710
	3,120,000	2.500		08/15/46	5,574,184
Government of France
	13,660,000	1.000		11/25/18	15,718,861
	18,980,000	1.750		11/25/24	24,158,056
	1,330,000	4.500		04/25/41	2,702,201
Italy Buoni Poliennali Del Tesoro
	3,517,271	2.350		09/15/19	4,240,145
	2,830,000	3.750		05/01/21	3,652,540
	7,850,000	5.000		03/01/22	10,888,113
	9,107,278	2.350	(a)	09/15/24	11,608,670
	2,040,000	3.500	(a)	03/01/30	2,784,313
	190,000	5.000		08/01/34	309,536
Kingdom of Belgium(a)
	4,485,000	3.750		09/28/20	5,887,165
	3,140,000	2.600		06/22/24	4,226,245
Kingdom of The Netherlands(a)
	3,580,000	0.250		07/15/25	4,074,412
Republic of Austria(a)
	8,990,000	4.350		03/15/19	11,294,467
Republic of Indonesia(a)
	650,000	2.625		06/14/23	730,354
	420,000	3.750		06/14/28	470,173
Republic of Ireland
	860,000	4.500		04/18/20	1,126,861
	510,000	3.400		03/18/24	699,423

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Sovereign Debt Obligations – (continued)
Euro – (continued)
Republic of Italy
EUR	7,094,609	2.150%	11/12/17	$ 8,102,360
	1,310,000	5.000	08/01/39	2,209,588
Spain Government Bond(a)
	2,200,000	4.800	01/31/24	3,155,671
	2,230,000	3.800	04/30/24	3,014,310
	1,250,000	2.750	10/31/24	1,581,241
	5,345,000	5.900	07/30/26	8,529,659
Spain Government Inflation Linked Bond(a)
	3,201,632	0.550	11/30/19	3,666,067

				152,819,325

Japanese Yen – 19.0%
Government of Japan
JPY	2,402,800,000	0.300	03/20/18	23,508,186
	667,500,000	0.200	09/20/18	6,535,960
	3,351,500,000	1.300	06/20/20	34,537,343
	2,037,100,000	0.800	09/20/23	21,358,332
	108,950,000	0.400	06/20/25	1,120,487
	816,950,000	0.400	09/20/25	8,408,023
	436,000,000	2.200	03/20/31	5,667,683
	225,000,000	1.700	09/20/32	2,804,433
	214,000,000	1.400	09/20/34	2,596,039
	1,574,200,000	2.500	09/20/34	22,145,358
	348,000,000	2.200	09/20/39	4,986,849
	391,000,000	1.400	09/20/45	5,161,548
	141,600,000	2.000	03/20/52	2,253,958
	235,700,000	1.400	03/20/55	3,350,813
Japanese Government CPI Linked Bond
	23,382,500	0.100	09/10/24	241,490
	1,177,969,200	0.100	03/10/25	12,171,531

				156,848,033

Mexican Peso – 0.3%
United Mexican States
MXN	18,960,400	7.750	11/23/34	1,184,406
	13,763,300	10.000	11/20/36	1,055,899
	1,882,300	8.500	11/18/38	127,582

				2,367,887

Polish Zloty – 0.1%
Poland Government Bond
PLN	980,000	3.250	07/25/19	259,019
	290,000	4.000	10/25/23	80,434
	1,200,000	3.250	07/25/25	314,794

				654,247

Russian Ruble – 0.0%
Russian Federation Bond
RUB	26,160,000	7.050	01/19/28	375,810

South African Rand – 0.2%
Republic of South Africa
ZAR	18,820,000	7.750	02/28/23	1,226,451
	6,569,608	10.500	12/21/26	496,286

				1,722,737

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Sovereign Debt Obligations – (continued)
South Korean Won – 0.5%
Republic of Korea
KRW	3,819,000,000	5.000%	06/10/20	$ 3,782,669

Swedish Krona – 0.6%
Sweden Government Bond
SEK	21,290,000	3.500	06/01/22	3,083,020
	13,770,000	1.000	11/12/26	1,752,600

				4,835,620

United States Dollar – 2.0%
Republic of Chile
	$6,171,000	3.125	01/21/26	6,425,554
	150,000	3.625	10/30/42	151,950
Republic of Colombia(b)
	200,000	5.625	02/26/44	222,000
	200,000	5.000	06/15/45	207,000
Republic of Indonesia
	970,000	5.875	01/15/24	1,120,350
	200,000	4.125 (a)	01/15/25	208,000
	1,110,000	4.125	01/15/25	1,154,400
	1,050,000	6.750	01/15/44	1,334,980
	230,000	5.125	01/15/45	244,421
Republic of Kazakhstan
	550,000	5.125	07/21/25	602,938
Republic of Korea
	660,000	7.125	04/16/19	765,600
Republic of Peru
	580,000	6.550	03/14/37	780,100
Republic of South Africa
	210,000	5.875	09/16/25	232,575
Republic of Turkey
	500,000	5.750	03/22/24	556,250
United Mexican States
	460,000	4.750	03/08/44	493,810
	1,210,000	5.550	01/21/45	1,448,975
	470,000	5.750	10/12/10	517,000

				16,465,903

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS (Cost $353,717,581)				$380,071,185

Corporate Obligations – 17.0%
Automotive – 0.3%
BMW US Capital LLC
EUR	350,000	1.125%	09/18/21	$ 406,474
Daimler AG
	1,050,000	1.400	01/12/24	1,244,998
FCE Bank PLC
	750,000	1.625	09/09/16	833,902
Ford Motor Credit Co. LLC
	$300,000	4.250	02/03/17	304,794

				2,790,168

Banks – 5.1%
ABN AMRO Bank NV(a)
	800,000	4.750	07/28/25	830,464
American Express Credit Corp.
	700,000	2.800	09/19/16	702,974
Bank of America Corp.
EUR	300,000	4.625	08/07/17	349,558
	$1,550,000	5.750	12/01/17	1,639,910
	1,000,000	5.650	05/01/18	1,069,253
	1,400,000	2.600	01/15/19	1,430,643
	600,000	2.650	04/01/19	614,833
	1,450,000	4.125	01/22/24	1,565,235
	150,000	3.875	08/01/25	159,208

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
Bank of Ireland
EUR	1,296,000	1.250		04/09/20	1,463,031
Cooperatieve Rabobank UA
	800,000	3.875		07/25/23	1,002,051
Credit Agricole SA(a)
	$1,500,000	2.125		04/17/18	1,516,449
Credit Suisse AG
	750,000	6.500		08/08/23	784,125
HSBC Holdings PLC
	200,000	4.250		08/18/25	200,077
	450,000	6.800		06/01/38	549,210
ING Bank NV
EUR	300,000	6.125	(b)(c)	05/29/23	362,462
	$900,000	5.800	(a)	09/25/23	987,675
	600,000	4.125	(b)(c)	11/21/23	608,340
Intesa Sanpaolo SpA
	800,000	2.375		01/13/17	802,993
	1,700,000	3.875		01/16/18	1,743,134
	900,000	3.875		01/15/19	925,658
	500,000	5.017	(a)	06/26/24	457,500
JPMorgan Chase & Co.(b)
	4,150,000	3.300		04/01/26	4,285,432
KBC Bank NV(b)(c)
	1,000,000	8.000		01/25/23	1,057,500
KBC Group NV(b)(c)
EUR	800,000	1.875		03/11/27	863,563
Lloyds TSB Bank PLC(b)(c)
	1,250,000	11.875		12/16/21	1,449,343
Mitsubishi UFJ Financial Group, Inc.
	$1,150,000	2.950		03/01/21	1,191,404
Morgan Stanley, Inc.
	500,000	5.625		09/23/19	554,293
EUR	900,000	2.375		03/31/21	1,078,008
	$50,000	3.875		04/29/24	53,231
	1,700,000	3.700		10/23/24	1,787,639
EUR	300,000	1.750		01/30/25	340,899
	$300,000	4.000		07/23/25	321,322
	1,000,000	3.950		04/23/27	1,005,711
	350,000	4.300		01/27/45	366,856
Regions Financial Corp.(b)
	750,000	2.000		05/15/18	751,420
Santander UK Group Holdings PLC(a)
	900,000	5.625		09/15/45	876,794
Santander UK PLC(a)
	600,000	5.000		11/07/23	615,899
Synchrony Financial(b)
	100,000	1.875		08/15/17	100,085
	250,000	3.000		08/15/19	253,964
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
	1,050,000	1.700		03/05/18	1,055,384
UBS Group Funding Jersey Ltd.(a)
	2,400,000	3.000		04/15/21	2,447,880
	1,750,000	4.125		09/24/25	1,813,959

					42,035,369

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Chemicals – 0.1%
LYB International Finance BV
	$150,000	5.250%		07/15/43	$ 163,401
LyondellBasell Industries NV(b)
	500,000	5.000		04/15/19	540,115

					703,516

Communications – 2.2%
21st Century Fox America, Inc.
	50,000	4.000		10/01/23	55,138
	600,000	3.700	(b)	09/15/24	647,410
America Movil SAB de CV
MXN	5,260,000	6.000		06/09/19	284,678
American Tower Corp.(b)
	$450,000	3.300		02/15/21	468,989
AT&T, Inc.(b)
	1,750,000	3.400		05/15/25	1,784,894
British Telecommunications PLC
GBP	244,000	6.625		06/23/17	342,057
Charter Communications Operating LLC/Charter Communications Operating Capital(a)(b)
	$150,000	3.579		07/23/20	156,759
	1,150,000	4.908		07/23/25	1,255,084
Comcast Corp.
	50,000	4.500		01/15/43	56,405
	1,600,000	4.600	(b)	08/15/45	1,838,921
Deutsche Telekom International Finance BV
EUR	1,150,000	0.625		04/03/23	1,304,480
Orange SA
	1,200,000	3.000		06/15/22	1,544,505
	$50,000	5.375		01/13/42	60,798
	250,000	5.500	(b)	02/06/44	313,373
Time Warner Cable, Inc.
	300,000	6.750		07/01/18	328,784
	450,000	5.000		02/01/20	489,370
	100,000	4.125	(b)	02/15/21	105,862
	28,000	7.300		07/01/38	35,032
	100,000	5.500	(b)	09/01/41	105,789
Verizon Communications, Inc.
	2,248,000	2.625		02/21/20	2,323,873
	350,000	4.500		09/15/20	388,628
	750,000	5.150		09/15/23	873,064
	2,700,000	3.500	(b)	11/01/24	2,867,152
	505,000	4.522		09/15/48	521,281

					18,152,326

Consumer Cyclical Services(b) – 0.2%
Marriott International, Inc.
	1,200,000	2.300		01/15/22	1,208,282
	700,000	3.125		06/15/26	704,135

					1,912,417

Diversified Manufacturing – 0.1%
Roper Technologies, Inc.
	400,000	2.050		10/01/18	405,186

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Electric – 0.8%
Berkshire Hathaway Energy Co.
	$350,000	5.950%		05/15/37	$ 453,277
EDP Finance BV
EUR	200,000	4.875		09/14/20	253,798
	350,000	4.125		01/20/21	434,331
	100,000	2.625		01/18/22	116,519
Electricite de France SA
	1,050,000	4.625		04/26/30	1,600,454
	400,000	4.125	(b)(c)	01/22/49	418,553
	700,000	5.000	(b)(c)	01/22/49	728,584
Enel Finance International NV
GBP	150,000	5.625		08/14/24	243,717
	100,000	5.750		09/14/40	173,462
Engie SA
EUR	700,000	2.375		05/19/26	902,010
	400,000	3.875	(b)(c)	07/10/49	462,721
Exelon Corp.(b)
	$450,000	3.950		06/15/25	485,975
Ruwais Power Co. PJSC(a)
	520,000	6.000		08/31/36	595,400

					6,868,801

Energy – 1.2%
Anadarko Petroleum Corp.(b)
	50,000	3.450		07/15/24	48,816
	150,000	5.550		03/15/26	165,737
	400,000	4.500		07/15/44	366,348
Apache Corp.(b)
	100,000	3.250		04/15/22	102,734
	1,400,000	2.625		01/15/23	1,365,422
	100,000	4.750		04/15/43	101,273
APT Pipelines Ltd.
EUR	800,000	1.375		03/22/22	881,763
	1,050,000	2.000		03/22/27	1,116,530
Brazil Minas SPE via State of Minas Gerais(d)
	$231,000	5.333		02/15/28	205,013
Buckeye Partners LP(b)
	550,000	4.150		07/01/23	543,609
Columbia Pipeline Group, Inc.
	100,000	2.450		06/01/18	100,108
	150,000	3.300	(b)	06/01/20	152,626
Devon Energy Corp.(b)
	500,000	3.250		05/15/22	485,000
	200,000	5.600		07/15/41	191,818
	50,000	4.750		05/15/42	44,444
Dolphin Energy Ltd.
	199,280	5.888		06/15/19	212,731
	296,800	5.888	(a)	06/15/19	316,834
Energy Transfer Partners LP(b)
	150,000	3.600		02/01/23	144,079
Enterprise Products Operating LLC(b)
	700,000	2.850		04/15/21	719,754
	500,000	3.750		02/15/25	518,409
Kinder Morgan, Inc.(b)
	350,000	3.050		12/01/19	352,709
Petroleos Mexicanos
EUR	690,000	5.125		03/15/23	811,671
TOTAL SA(b)(c)
	350,000	2.250		02/26/49	373,575
	450,000	2.625		02/26/49	460,660
Williams Partners LP(b)
	450,000	3.900		01/15/25	414,040

					10,195,703

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Financial Companies – 0.4%
GE Capital European Funding Unlimited Co.
EUR	1,200,000	2.875%	06/18/19	$ 1,446,758
GE Capital International Funding Co.(a)
	$1,500,000	3.373	11/15/25	1,629,131

				3,075,889

Food & Beverage – 2.0%
Anheuser-Busch InBev Finance, Inc.(b)
	2,050,000	2.650	02/01/21	2,124,551
	600,000	3.300	02/01/23	630,953
	3,500,000	3.650	02/01/26	3,750,529
	350,000	4.900	02/01/46	409,533
CVS Health Corp.(b)
	550,000	2.800	07/20/20	570,875
	300,000	3.500	07/20/22	321,511
	350,000	4.000	12/05/23	387,351
	222,000	3.875	07/20/25	244,802
Kraft Heinz Foods Co.(a)(b)
	600,000	2.800	07/02/20	622,499
	500,000	3.500	07/15/22	530,388
	500,000	3.950	07/15/25	545,172
	150,000	5.000	07/15/35	171,738
	150,000	5.200	07/15/45	176,898
Mead Johnson Nutrition Co.(b)
	800,000	4.125	11/15/25	869,742
Pernod-Ricard SA(a)
	400,000	4.450	01/15/22	440,721
	1,050,000	4.250	07/15/22	1,146,399
	885,000	5.500	01/15/42	1,055,254
Sigma Alimentos SA de CV(a)(b)
	720,000	4.125	05/02/26	725,400
Walgreens Boots Alliance, Inc.(b)
	750,000	2.600	06/01/21	762,822
	850,000	3.450	06/01/26	870,808

				16,357,946

Health Care - Services – 0.1%
Humana, Inc.(b)
	150,000	3.850	10/01/24	159,619
UnitedHealth Group, Inc.
	700,000	2.875	12/15/21	734,653

				894,272

Health Care Products – 0.0%
Medtronic, Inc.
	200,000	2.500	03/15/20	206,705
Stryker Corp.(b)
	50,000	3.500	03/15/26	52,999

				259,704

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Insurance – 0.2%
Allianz Finance II BV(b)(c)
EUR	100,000	5.750%		07/08/41	$ 126,536
Assicurazioni Generali SpA(b)(c)
GBP	50,000	6.416		02/28/49	63,953
QBE Insurance Group Ltd.(a)
	$400,000	2.400		05/01/18	403,364
Standard Life PLC(b)(c)
GBP	150,000	6.546		01/06/49	204,180
Teachers Insurance & Annuity Association of America(a)
	$800,000	4.900		09/15/44	897,923

					1,695,956

Metals & Mining – 0.2%
Glencore Funding LLC(a)
	350,000	2.500		01/15/19	336,438
Rio Tinto Finance USA Ltd.
	752,000	9.000		05/01/19	905,399

					1,241,837

Noncaptive - Financial – 0.2%
Capital One Financial Corp.(b)
	1,000,000	4.200		10/29/25	1,019,622
General Electric Co.
MXN	2,000,000	8.500		04/06/18	114,667
	$350,000	5.550		05/04/20	402,505
	150,000	4.650		10/17/21	171,371

					1,708,165

Pharmaceuticals – 1.1%
AbbVie, Inc.(b)
	600,000	3.200		05/14/26	607,238
Actavis Funding SCS
	50,000	2.450		06/15/19	50,635
	250,000	3.000	(b)	03/12/20	256,778
	100,000	3.450	(b)	03/15/22	103,235
	800,000	3.800	(b)	03/15/25	832,640
	100,000	4.850	(b)	06/15/44	105,240
EMD Finance LLC(a)(b)
	2,050,000	3.250		03/19/25	2,100,604
Forest Laboratories LLC(a)(b)
	300,000	4.375		02/01/19	316,423
	4,100,000	5.000		12/15/21	4,588,445
Merck KGaA(b)(c)
EUR	150,000	2.625		12/12/74	168,743

					9,129,981

Real Estate Investment Trusts(b) – 0.6%
HCP, Inc.
	$100,000	2.625		02/01/20	100,766
	1,750,000	5.375		02/01/21	1,950,737
	200,000	4.250		11/15/23	206,904
Prologis LP
EUR	100,000	3.000		01/18/22	122,849
Ventas Realty LP
	$1,600,000	3.500		02/01/25	1,639,088
Ventas Realty LP/Ventas Capital Corp.
	200,000	3.250		08/15/22	205,226
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
	350,000	2.700		09/17/19	356,999
	400,000	3.750		09/17/24	417,004

					4,999,573

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Restaurants(b) – 0.0%
McDonald’s Corp.
$100,000	2.750%		12/09/20	$ 104,113

Technology(b) – 0.4%
Fidelity National Information Services, Inc.
650,000	4.500		10/15/22	709,286
1,100,000	5.000		10/15/25	1,250,241
Oracle Corp.
1,050,000	2.950		05/15/25	1,091,887

				3,051,414

Tobacco – 1.4%
BAT International Finance PLC(a)
800,000	2.750		06/15/20	829,561
200,000	3.500		06/15/22	214,573
3,300,000	3.950		06/15/25	3,672,524
Philip Morris International, Inc.(b)
800,000	1.875		02/25/21	809,474
1,300,000	2.750		02/25/26	1,336,504
Reynolds American, Inc.
108,000	3.250		06/12/20	114,004
150,000	4.000		06/12/22	162,837
2,700,000	4.450	(b)	06/12/25	3,012,177
250,000	5.700	(b)	08/15/35	304,121
1,100,000	5.850	(b)	08/15/45	1,399,489

				11,855,264

Transportation(a) – 0.4%
Penske Truck Leasing Co. LP/PTL Finance Corp.
2,350,000	3.375	(b)	02/01/22	2,396,514
450,000	4.250		01/17/23	471,210

				2,867,724

TOTAL CORPORATE OBLIGATIONS (Cost $136,706,648)				$140,305,324

Foreign Debt Obligation(d) – 0.5%
Supranational – 0.5%
European Financial Stability Facility
$3,310,000	1.200%		02/17/45	$ 3,865,714
(Cost $3,273,684)

Asset-Backed Securities(c) – 10.9%
Collateralized Loan Obligations(a) – 8.2%
Aberdeen Loan Funding Ltd. Series 2008-1A, Class A
$825,822	1.266%		11/01/18	$ 821,278
B&M CLO Ltd. Series 2014-1A, Class A1
1,750,000	2.020		04/16/26	1,723,050
B&M CLO Ltd. Series 2014-1A, Class A2
300,000	2.570		04/16/26	287,559
Callidus Debt Partners CLO Fund VI Ltd. Series 2006-A, Class A1T
1,688,045	0.879		10/23/21	1,661,075

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Collateralized Loan Obligations(a) – (continued)
Cent CLO 21 Ltd. Series 2014-21A, Class A1B
$5,100,000	2.011%	07/27/26	$ 5,025,846
Duane Street CLO IV Ltd. Series 2007-4A, Class A1R
3,741,403	0.878	11/14/21	3,690,475
Greywolf CLO V Ltd. Series 2015-1A, Class A1
1,800,000	2.219	04/25/27	1,793,340
Halcyon Loan Advisors Funding Ltd. Series 2013-1A, Class A1
2,450,000	1.772	04/15/25	2,392,582
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1
5,650,000	2.150	04/18/26	5,540,503
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B
3,250,000	2.041	04/28/25	3,198,523
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2
850,000	2.621	04/28/25	802,734
Madison Park Funding X Ltd. Series 2012-10A, Class A1A
2,600,000	1.994	01/20/25	2,596,394
Magnetite VIII Ltd. Series 2014-8A, Class A
2,700,000	2.102	04/15/26	2,693,077
OFSI Fund V Ltd. Series 2014-7A, Class ACOM
2,850,000	0.000	10/18/26	2,789,010
OHA Credit Partners VIII Ltd. Series 2013-8A, Class A
6,100,000	1.744	04/20/25	6,037,756
Shackleton CLO Ltd. Series 2014-5A, Class A
3,650,000	2.120	05/07/26	3,639,484
Shackleton CLO Ltd. Series 2014-5A, Class B1
550,000	2.620	05/07/26	539,103
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A
900,000	2.152	04/15/27	891,095
Sound Point CLO XI Ltd. Series 2016-1A, Class A
8,350,000	2.175	07/20/28	8,300,560
Sound Point CLO XI Ltd. Series 2016-1A, Class B1
1,700,000	2.925	07/20/28	1,688,581
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM
1,250,000	0.000	07/15/26	1,201,875
Trinitas CLO Ltd. Series 2014-1A, Class A1
1,550,000	2.152	04/15/26	1,533,344
Trinitas CLO Ltd. Series 2014-1A, Class B1
400,000	2.522	04/15/26	375,603
Whitehorse VIII Ltd. Series 2014-1A, Class A
3,500,000	2.116	05/01/26	3,446,937
Zais CLO 4 Ltd. Series 2016-1A, Class A
4,700,000	2.180	05/10/25	4,691,249

			67,361,033

Home Equity – 0.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)
2,292,593	1.903	10/25/37	2,160,673
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
42,641	7.000	09/25/37	42,312
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
85,738	7.000	09/25/37	85,555
New Century Home Equity Loan Trust Series 2005-3, Class M1
1,276,881	0.926	07/25/35	1,274,529

			3,563,069

Student Loans – 2.3%
Chase Education Loan Trust Series 2007-A, Class A3
427,992	0.700	12/28/23	420,251
Educational Services of America, Inc. Series 2010-1, Class A1(a)
799,519	1.469	07/25/23	791,997

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Asset-Backed Securities(c) – (continued)
Student Loans – (continued)
Educational Services of America, Inc. Series 2015-2, Class A(a)
	$3,056,247	1.446%	12/25/56	$ 3,033,306
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	638,420	1.579	02/25/42	630,965
Nelnet Student Loan Trust Series 2006-2, Class A5
	2,199,478	0.719	01/25/30	2,165,673
Nelnet Student Loan Trust Series 2010-3A, Class A(a)
	663,333	1.399	07/27/48	659,752
Nelnet Student Loan Trust Series 2011-1A, Class A(a)
	364,391	1.296	02/25/43	358,417
Northstar Education Finance, Inc. Series 2004-2, Class A3
	333,655	0.804	07/30/18	332,524
Scholar Funding Trust Series 2010-A, Class A(a)
	1,093,883	1.371	10/28/41	1,071,977
SLC Student Loan Center Series 2011-1, Class A(a)
	813,399	1.666	10/25/27	810,533
SLC Student Loan Trust Series 2006-1, Class A4
	361,396	0.714	12/15/21	360,508
SLC Student Loan Trust Series 2006-1, Class A5
	2,550,000	0.744	03/15/27	2,446,509
SLM Student Loan Trust Series 2005-3, Class A5
	1,335,208	0.709	10/25/24	1,315,397
SLM Student Loan Trust Series 2006-5, Class A5
	3,109,993	0.729	01/25/27	3,048,281
Wachovia Student Loan Trust Series 2006-1, Class A5(a)
	1,916,148	0.739	07/26/27	1,891,113

				19,337,203

TOTAL ASSET-BACKED SECURITIES (Cost $90,423,116)				$ 90,261,305

Mortgage-Backed Obligations – 18.3%
Adjustable Rate Non-Agency(c) – 0.3%
Countrywide Alternative Loan Trust Series 2005-38, Class A1
	$132,902	1.910%	09/25/35	$ 116,965
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	712,721	0.648	03/20/46	509,615
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB5, Class 2A1
	117,241	2.603	04/20/35	115,101
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
	807,773	3.070	08/19/36	648,535
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
	1,027,722	1.410	01/25/46	716,275
Sequoia Mortgage Trust Series 2004-10, Class A3A
	178,706	1.561	11/20/34	169,675
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
	401,702	2.983	11/25/34	399,576

TOTAL ADJUSTABLE RATE NON-AGENCY				$ 2,675,742

Collateralized Mortgage Obligations – 1.7%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)(c)
	580,387	0.867	09/20/66	554,745
Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(a)(c)
	868,187	0.887	09/20/66	830,398
Aire Valley Mortgages PLC Series 2007-1X, Class 2A2(c)
EUR	1,448,012	0.000	09/20/66	1,547,134

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
FHLMC REMIC Series 4320, Class SD(c)
$543,578	5.658%	07/15/39	$ 95,466
FHLMC STRIPS Series 304, Class C45
629,409	3.000	12/15/27	53,472
FNMA REMIC Series 2010-126, Class LS(c)
2,423,074	4.543	11/25/40	438,062
FNMA REMIC Series 2011-124, Class SC(c)
869,394	6.097	12/25/41	162,402
FNMA REMIC Series 2011-52, Class GB
845,773	5.000	06/25/41	943,765
FNMA REMIC Series 2011-99, Class DB
786,101	5.000	10/25/41	876,299
FNMA REMIC Series 2012-111, Class B
105,435	7.000	10/25/42	122,064
FNMA REMIC Series 2012-153, Class B
401,956	7.000	07/25/42	474,549
FNMA REMIC Series 2013-121, Class SA(c)
1,157,001	5.647	12/25/43	212,345
FNMA REMIC Series 2013-96, Class SW(c)
511,474	5.647	09/25/43	92,563
FNMA REMIC Series 2014-6, Class SA(c)
854,026	6.147	02/25/44	169,909
FNMA REMIC Series 2014-87, Class MS(c)
2,105,960	5.797	01/25/45	391,063
FNMA REMIC Series 2015-79, Class SA(c)
824,555	5.797	11/25/45	142,793
FNMA REMIC Series 2015-81, Class SA(c)
3,932,983	5.247	11/25/45	620,731
FNMA REMIC Series 2015-82, Class MS(c)
1,105,911	5.247	11/25/45	192,475
FNMA REMIC Series 2015-86, Class BS(c)
451,991	5.247	11/25/45	76,636
FNMA REMIC Series 2016-1, Class SJ(c)
1,922,421	5.697	02/25/46	390,158
GNMA REMIC Series 2010-101, Class S(c)
1,835,737	5.552	08/20/40	295,528
GNMA REMIC Series 2010-20, Class SE(c)
1,338,618	5.802	02/20/40	221,548
GNMA REMIC Series 2010-31, Class SA(c)
777,068	5.302	03/20/40	117,647
GNMA REMIC Series 2012-149, Class MS(c)
1,011,053	5.802	12/20/42	161,693
GNMA REMIC Series 2013-134, Class DS(c)
290,052	5.652	09/20/43	47,614
GNMA REMIC Series 2013-152, Class SG(c)
537,976	5.702	06/20/43	86,543
GNMA REMIC Series 2013-152, Class TS(c)
504,038	5.652	06/20/43	85,007
GNMA REMIC Series 2013-167, Class SG(c)
276,094	5.702	11/20/43	41,463
GNMA REMIC Series 2013-181, Class SA(c)
1,677,591	5.652	11/20/43	277,200
GNMA REMIC Series 2014-132, Class SL(c)
1,308,722	5.652	10/20/43	177,069
GNMA REMIC Series 2014-133, Class BS(c)
614,719	5.152	09/20/44	91,500
GNMA REMIC Series 2014-41, Class SA(c)
334,253	5.652	03/20/44	56,425
GNMA REMIC Series 2015-110, Class MS(c)
3,806,934	5.262	08/20/45	545,425
GNMA REMIC Series 2015-117, Class KI
5,268,812	5.000	08/20/45	875,252

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Collateralized Mortgage Obligations – (continued)
GNMA REMIC Series 2015-126, Class HS(c)
	$1,442,246	5.752%	09/20/45	$ 226,522
GNMA REMIC Series 2015-129, Class IC
	796,419	4.500	09/16/45	111,212
GNMA REMIC Series 2015-14, Class IO
	2,650,149	5.000	10/20/44	442,271
GNMA REMIC Series 2015-167, Class AS(c)
	761,035	5.802	11/20/45	113,247
GNMA REMIC Series 2015-168, Class SD(c)
	419,490	5.752	11/20/45	69,762
GNMA REMIC Series 2016-1, Class ST(c)
	864,218	5.752	01/20/46	135,771
GNMA REMIC Series 2016-4, Class SM(c)
	1,200,987	5.202	01/20/46	188,866
GNMA REMIC Series 2016-6, Class SB(c)
	1,128,762	5.202	01/20/46	180,717
Leek Finance Number Eighteen PLC Series 2018X, Class A2C(c)
EUR	118,932	0.026	09/21/38	140,703
Leek Finance PLC Series 2018X, Class A2B(c)
	$673,948	0.883	09/21/38	718,171

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$ 13,794,185

Commercial Mortgage-Backed Securities – 2.1%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class AM(c)
	$600,000	5.634%	04/10/49	$ 617,998
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW18, Class A1A
	2,338,392	5.602	06/11/50	2,429,986
Commercial Mortgage Trust Series 2007-C9, Class A1A(c)
	3,876,514	5.813	12/10/49	4,007,487
FNMA ACES Series 2012-M8, Class ASQ2
	143,059	1.520	12/25/19	143,685
FNMA ACES Series 2012-M8, Class ASQ3
	300,000	1.800	12/25/19	304,000
FREMF Mortgage Trust Series 2015-K44, Class B(a)(c)
	1,750,000	3.811	01/25/48	1,670,161
GS Mortgage Securities Trust Series 2007-GG10, Class A1A(c)
	3,462,910	5.795	08/10/45	3,551,373
LB Commercial Mortgage Trust Series 2007-C3, Class A1A(c)
	2,926,356	6.073	07/15/44	3,029,187
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM(c)
	150,000	5.478	02/12/44	151,785
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM(c)
	250,000	5.931	12/15/44	242,283
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class A1A(c)
	1,586,408	5.608	05/15/46	1,616,631

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$ 17,764,576

Federal Agencies – 14.2%
FHLMC – 0.2%
	$38	5.000%	09/01/16	$ 38
	320	5.000	11/01/16	328
	219	5.000	12/01/16	224
	1,700	5.000	01/01/17	1,740
	3,502	5.000	02/01/17	3,587
	3,417	5.000	03/01/17	3,493

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$6,805	5.000%	04/01/17	$ 6,965
292	5.000	05/01/17	299
123	5.000	06/01/17	126
380	5.000	08/01/17	390
27,438	5.000	09/01/17	28,140
34,732	5.000	10/01/17	35,629
24,986	5.000	11/01/17	25,631
24,432	5.000	12/01/17	25,066
32,307	5.000	01/01/18	33,276
75,134	5.000	02/01/18	77,630
73,686	5.000	03/01/18	76,237
74,284	5.000	04/01/18	76,789
55,385	5.000	05/01/18	57,425
15,299	5.000	06/01/18	15,813
15,765	5.000	07/01/18	16,303
6,541	5.000	08/01/18	6,768
4,640	5.000	09/01/18	4,805
23,121	5.000	10/01/18	24,016
26,273	5.000	11/01/18	27,272
18,842	5.000	12/01/18	19,564
11,929	5.000	01/01/19	12,375
1,278	5.000	02/01/19	1,327
3,403	5.000	03/01/19	3,524
3,700	5.000	01/01/33	4,115
1,008	5.000	06/01/33	1,118
8,838	5.000	07/01/33	9,801
10,697	5.000	08/01/33	11,863
1,977	5.000	10/01/33	2,192
8,472	5.000	11/01/33	9,395
2,549	5.000	12/01/33	2,827
8,162	5.000	02/01/34	9,050
3,199	5.000	03/01/34	3,546
5,479	5.000	04/01/34	6,073
9,831	5.000	05/01/34	10,902
135,195	5.000	06/01/34	149,914
1,779	5.000	11/01/34	1,972
35,997	5.000	04/01/35	39,919
2,884	5.000	11/01/35	3,198
8,327	5.000	02/01/37	9,486
814	5.000	11/01/37	899
343,263	7.000	02/01/39	405,318
48,726	5.000	01/01/40	54,771
19,034	4.000	06/01/40	20,373
250,194	4.000	02/01/41	269,067
18,971	4.000	11/01/41	20,451

			1,631,030

FNMA – 9.4%
897	5.000	04/01/18	926
6,693	5.000	05/01/18	6,902
1,065	5.000	06/01/18	1,099
908	5.000	11/01/18	942
1,260	5.000	03/01/19	1,317
1,485	5.000	04/01/19	1,553
4,000,000	4.506	06/01/19	4,185,046
1,375,015	3.416	10/01/20	1,477,725
1,095,869	3.612	12/01/20	1,182,786
691,984	3.763	12/01/20	750,282
1,882,008	4.375	06/01/21	2,093,029
388,948	3.830	07/01/21	425,156
3,242	5.000	08/01/33	3,637
2,378	5.500	02/01/34	2,702

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$4,440	5.500%	05/01/34		$ 5,055
2,839	5.500	10/01/34		3,231
16,430	5.500	12/01/34		18,712
4,542	5.500	04/01/35		5,166
3,752	5.500	07/01/35		4,281
575,227	4.500	07/01/36		630,929
63,759	4.500	12/01/36		69,893
51,146	4.500	05/01/38		55,840
207,424	7.000	03/01/39		244,991
39,868	4.500	05/01/39		44,548
21,415	4.500	06/01/39		23,930
20,508	4.500	08/01/39		22,917
29,271	4.500	09/01/39		31,953
43,647	4.500	10/01/39		47,646
14,446	4.500	03/01/40		15,769
211,823	4.500	04/01/40		232,176
209,699	5.000	06/01/40		233,165
13,921	4.500	12/01/40		15,259
230,730	4.500	01/01/41		253,289
63,868	4.500	04/01/41		70,114
96,025	4.500	06/01/41		105,264
95,752	4.500	07/01/41		104,964
109,055	5.000	07/01/41		121,379
142,695	4.500	08/01/41		156,541
418,158	4.500	09/01/41		458,787
307,528	4.500	10/01/41		337,116
267,281	4.500	11/01/41		292,996
111,388	4.500	12/01/41		122,105
185,958	4.500	01/01/42		203,793
59,845	4.500	03/01/42		65,706
76,133	4.500	04/01/42		83,471
138,825	3.000	12/01/42		145,572
358,536	3.000	01/01/43		375,995
421,122	3.000	04/01/43		441,585
364,911	3.500	07/01/43		385,390
561,627	3.500	08/01/43		593,147
6,000,000	3.500	08/01/45		6,414,141
80,248	3.500	11/01/45		84,690
35,000,000	3.000	TBA-30yr	(e)	36,263,829
16,000,000	4.000	TBA-30y	r(e)	17,155,000
1,000,000	4.500	TBA-30yr	(e)	1,091,719

				77,165,156

GNMA – 4.6%
537,550	3.950	07/15/25		585,799
11,763,180	4.000	10/20/43		12,593,856
11,234,844	4.000	07/20/45		12,011,190
1,000,000	4.000	09/20/45		1,069,566
965,292	4.000	12/20/45		1,032,599
1,979,882	4.000	01/20/46		2,119,789
1,960,258	4.000	02/20/46		2,102,453
1,185,153	4.000	03/20/46		1,271,864
39,217	4.000	04/20/46		42,148
60,403	4.000	05/20/46		64,935

Principal Amount		Interest Rate	Maturity Date		Value
Mortgage-Backed Obligations – (continued)
GNMA – (continued)
	$5,000,000	4.000%	TBA-30y	r(e)	$ 5,345,312

					38,239,511

TOTAL FEDERAL AGENCIES					$117,035,697

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $152,233,101)					$151,270,200

Agency Debenture – 0.3%
FHLMC
	$1,800,000	6.750%	03/15/31		$ 2,795,743
(Cost $2,364,938)
Government Guarantee Obligations(d) – 2.0%
Banca Monte dei Paschi di Siena SpA
EUR	3,500,000	3.500%	03/20/17		$ 3,964,409
Canada Housing Trust No. 1(a)
CAD	5,200,000	2.350	12/15/18		4,179,722
Dexia Credit Local SA
GBP	1,800,000	1.875	07/17/17		2,417,816
	$3,500,000	1.875 (a)	03/28/19		3,540,166
Kreditanstalt fuer Wiederaufbau
AUD	3,000,000	6.000	08/20/20		2,564,262

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS (Cost $18,502,823)					$ 16,666,375

U.S. Treasury Obligations – 7.6%
United States Treasury Bonds
	$8,250,000	3.750%	11/15/43		$ 10,865,003
	3,610,000	3.625	02/15/44		4,645,781
	1,000,000	3.000	11/15/45		1,147,820
	4,410,000	2.500	05/15/46		4,588,825
United States Treasury Inflation Protected Securities
	5,365,899	0.375	07/15/23		5,552,847
	11,636,701	0.625	01/15/24		12,191,306
	781,797	0.375	07/15/25		805,376
	630,876	2.125	02/15/40		825,066
	1,960,520	1.375	02/15/44		2,265,616
United States Treasury Note
	19,670,000	0.750	02/28/18		19,726,455

TOTAL U.S. TREASURY OBLIGATIONS (Cost $60,551,955)					$ 62,614,095

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $817,773,846)					$847,849,941

Short-term Investment(f) – 3.8%
Repurchase Agreements – 3.8%
Joint Repurchase Agreement Account II
	$30,900,000	0.429%	07/01/16		$ 30,900,000
(Cost $30,900,000)

TOTAL INVESTMENTS – 106.5% (Cost $848,673,846)					$878,749,941

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.5)%					(53,277,688)

NET ASSETS – 100.0%					$825,472,253

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $187,116,003, which represents approximately 22.7% of net assets as of June 30, 2016.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(d)	Guaranteed by a foreign government until maturity. Total market value of these securities amounts to $20,737,102, which represents approximately 2.5% of net assets as of June 30, 2016.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $59,855,860, which represents approximately 7.3% of net assets as of June 30, 2016.

(f)	Joint repurchase agreement was entered into on June 30, 2016. Additional information appears in the Notes to the Schedule of Investments section.

Currency Abbreviations:
AED	— United Arab Emirates Dirham
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
ACES	— Alternative Credit Enhancement Securities
AUDOR	— Australian Dollar Offered Rate
CDOR	— Canadian Dollar Offered Rate
CHFOR	— Swiss Franc Offered Rate
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
EURO	— Euro Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FREMF	— Freddie Mac Multi Family
GMAC	— General Motors Acceptance Corporation
GNMA	— Government National Mortgage Association
JYOR	— Japanese Yen Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Bank of America Securities LLC	CHF	354,480	EUR	325,510	$364,746	09/21/16	$2,410
	EUR	162,755	CHF	175,821	181,168	09/21/16	255
	EUR	486,000	HUF	152,814,924	540,983	09/21/16	3,978
	KRW	1,302,108,570	USD	1,099,977	1,129,056	07/15/16	29,079
	MXN	54,548,878	USD	2,912,691	2,959,017	09/21/16	46,325
	PLN	1,490,736	EUR	337,000	377,148	09/21/16	2,022
	SEK	5,259,179	GBP	450,597	623,858	09/21/16	23,517
	USD	569,000	BRL	1,859,037	567,485	09/02/16	1,515
Barclays Bank PLC	CAD	734,026	USD	562,000	568,245	09/21/16	6,245
	CNH	3,247,551	USD	473,565	486,068	09/01/16	12,503
	CNY	3,671,846	USD	542,290	550,550	08/05/16	8,260
	CNY	4,500,746	USD	668,560	674,296	08/16/16	5,736
	GBP	854,000	USD	1,135,931	1,137,806	09/21/16	1,875
	USD	1,369,575	AUD	1,840,658	1,368,654	09/21/16	921
	USD	665,772	CNH	4,434,044	663,653	09/01/16	2,119
	USD	1,128,103	GBP	794,000	1,057,867	09/21/16	70,237
	USD	1,127,000	SGD	1,510,926	1,120,632	09/21/16	6,368
	USD	225,000	ZAR	3,367,378	224,826	09/21/16	174
	ZAR	10,405,892	USD	683,209	694,757	09/21/16	11,548
BNP Paribas SA	ARS	9,355,931	USD	601,320	617,078	07/14/16	15,758
	ARS	1,955,263	USD	128,551	128,890	07/15/16	339
	CNH	7,089,459	USD	1,040,731	1,061,095	09/01/16	20,364
	EUR	3,354,780	USD	3,723,880	3,724,714	07/13/16	834
	IDR	10,914,016,398	USD	796,934	826,888	07/15/16	29,953
	USD	4,271,448	CNH	28,394,451	4,250,749	08/26/16	20,699
	USD	3,781,000	CNH	25,206,668	3,771,299	09/09/16	9,701
	USD	493,093	CZK	11,729,150	481,393	07/28/16	11,699
	USD	4,046,486	KRW	4,655,077,000	4,035,770	07/27/16	10,715
	USD	207,150	NOK	1,729,622	206,645	09/21/16	506
Citibank NA (London)	AED	21,283,519	USD	5,792,695	5,793,323	08/11/16	628
	AED	5,139,431	USD	1,398,789	1,398,913	08/15/16	124
	ARS	23,788,000	USD	1,520,000	1,576,757	07/05/16	56,757
	ARS	5,965,834	USD	386,138	393,698	07/13/16	7,560
	ARS	3,606,400	USD	224,000	228,866	09/29/16	4,866
	CNH	7,233,216	USD	1,057,179	1,082,611	09/01/16	25,433
	GBP	1,284,836	USD	1,696,097	1,711,820	09/21/16	15,723
	IDR	3,754,354,794	USD	273,541	284,444	07/15/16	10,903
	IDR	15,432,351,400	USD	1,156,414	1,164,999	08/10/16	8,584
	MYR	2,270,915	USD	552,844	569,366	07/27/16	16,522
	MYR	1,465,432	USD	365,672	367,414	07/28/16	1,742
	NZD	796,000	USD	560,965	565,972	09/21/16	5,007
	RUB	14,503,455	USD	225,000	225,903	07/14/16	903
	USD	1,591,171	ARS	23,788,000	1,576,757	07/05/16	14,414
	USD	417,781	CNH	2,731,992	408,903	09/01/16	8,877
	USD	694,701	DKK	4,549,000	679,434	07/27/16	15,268
	USD	564,667	EUR	497,000	553,227	09/21/16	11,439
	USD	1,369,575	GBP	935,390	1,246,244	09/21/16	123,331
	USD	573,241	TWD	18,392,445	572,082	08/18/16	1,159
	ZAR	3,419,621	USD	222,000	228,314	09/21/16	6,314
Credit Suisse International (London)	CHF	1,608,844	EUR	1,467,168	1,655,439	09/21/16	22,285
	COP	2,428,979,182	USD	812,775	828,669	07/15/16	15,894
	JPY	133,831,621	USD	1,284,496	1,299,721	09/21/16	15,225
	NOK	2,071,940	USD	246,886	247,543	09/21/16	657
	RUB	71,183,745	USD	1,102,000	1,109,693	07/11/16	7,693
	RUB	73,442,716	USD	1,134,000	1,139,067	07/29/16	5,067
	USD	312,013	EUR	276,517	307,800	09/21/16	4,213

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Deutsche Bank AG (London)	BRL	2,051,718	USD	563,000	$637,750	07/05/16	$74,750
	CNY	4,279,559	USD	633,488	642,081	07/26/16	8,593
	CNY	3,718,733	USD	550,312	557,701	08/02/16	7,389
	CNY	1,864,216	USD	275,486	279,558	08/03/16	4,071
	KRW	647,360,799	USD	543,000	561,566	07/05/16	18,566
	KRW	658,418,150	USD	559,000	570,891	07/18/16	11,891
	KRW	647,360,799	USD	551,885	561,098	08/16/16	9,213
	USD	1,035,066	CNH	6,859,815	1,026,724	09/01/16	8,342
	USD	565,185	EUR	500,000	556,567	09/21/16	8,618
	USD	564,403	GBP	405,000	539,592	09/21/16	24,811
HSBC Bank PLC	AUD	739,000	USD	547,828	549,497	09/21/16	1,669
	CNH	28,384,840	USD	4,220,794	4,249,310	08/26/16	28,516
	CNH	3,262,570	USD	474,000	488,316	09/01/16	14,316
	CNY	6,203,153	USD	911,575	931,466	07/14/16	19,892
	CNY	5,271,168	USD	780,134	791,464	07/15/16	11,330
	CNY	3,169,059	USD	467,172	475,634	07/21/16	8,462
	CNY	5,184,121	USD	767,052	777,467	08/02/16	10,415
	IDR	7,407,245,746	USD	551,545	560,168	07/29/16	8,623
	MXN	10,405,518	USD	556,000	564,450	09/21/16	8,450
	MYR	4,527,861	USD	1,090,000	1,135,229	07/08/16	45,229
	MYR	2,030,339	USD	498,255	509,048	07/25/16	10,793
	MYR	3,296,547	USD	818,144	826,064	08/10/16	7,920
	USD	568,343	CNH	3,778,346	565,815	08/18/16	2,529
	USD	6,601,448	CNH	43,922,154	6,575,300	08/26/16	26,148
	USD	1,245,000	CNH	8,213,136	1,229,278	09/01/16	15,722
	USD	1,131,624	GBP	826,000	1,100,501	09/21/16	31,123
	USD	270,102	SEK	2,219,520	263,286	09/21/16	6,816
	USD	563,000	TWD	17,983,121	559,078	07/27/16	3,922
HSBC Bank USA	USD	2,967,751	CNH	19,682,719	2,943,151	09/21/16	24,600
JPMorgan Chase Bank (London)	CHF	535,659	EUR	484,000	551,173	09/21/16	12,416
	CNH	3,222,295	USD	474,000	482,288	09/01/16	8,288
	CNY	9,519,795	USD	1,392,938	1,429,793	07/11/16	36,856
	CNY	6,411,344	USD	939,427	962,863	07/12/16	23,436
	JPY	28,564,131	USD	263,340	277,404	09/21/16	14,063
	MXN	50,161,364	USD	2,684,005	2,721,015	09/21/16	37,010
	MYR	1,793,895	USD	442,600	449,742	08/01/16	7,142
	NZD	1,044,554	USD	740,918	742,699	09/21/16	1,781
	RUB	72,131,400	USD	1,100,000	1,125,427	07/08/16	25,427
	USD	1,280,000	CNH	8,360,802	1,251,380	09/01/16	28,620
	USD	2,122,000	CNH	13,973,537	2,090,155	09/14/16	31,845
	USD	7,497,849	EUR	6,639,308	7,371,428	07/13/16	126,421
	USD	1,106,552	GBP	811,492	1,081,171	09/21/16	25,381
	USD	209,303	MXN	3,839,839	208,293	09/21/16	1,010
Morgan Stanley & Co. International PLC	BRL	12,038,559	USD	3,292,462	3,742,028	07/05/16	449,566
	CNH	1,820,412	USD	266,950	272,465	09/01/16	5,515
	JPY	58,492,547	USD	563,000	568,057	09/21/16	5,057
	KRW	1,281,275,770	USD	1,107,651	1,111,095	07/08/16	3,443
	MXN	38,109,869	USD	2,026,905	2,067,279	09/21/16	40,374
	RUB	36,618,334	USD	567,000	567,936	07/29/16	936
	RUB	108,581,349	USD	1,635,089	1,678,735	08/11/16	43,646
	USD	565,042	GBP	410,000	546,253	09/21/16	18,788
Royal Bank of Canada	BRL	8,380,533	USD	2,461,135	2,558,220	09/02/16	97,085
	CAD	2,203,622	USD	1,692,000	1,705,929	09/21/16	13,929
	USD	564,000	CAD	727,839	563,455	09/21/16	545
	USD	1,135,451	GBP	851,000	1,133,809	09/21/16	1,642
Royal Bank of Scotland PLC	EUR	495,000	HUF	155,232,000	551,001	09/21/16	5,502
	MXN	4,055,746	USD	220,000	220,005	09/21/16	5
	NOK	10,396,069	EUR	1,105,675	1,242,058	09/21/16	11,293
	TRY	3,345,159	USD	1,132,000	1,140,808	09/21/16	8,808
	USD	644,714	PLN	2,488,986	630,420	07/28/16	14,294
Standard Chartered Bank	CNH	6,470,498	USD	948,000	968,454	09/01/16	20,454
	CNY	6,466,423	USD	949,130	970,524	07/21/16	21,394
	CNY	6,414,727	USD	948,118	962,698	07/22/16	14,581

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Standard Chartered Bank (continued)	TWD	35,539,630	USD	1,095,550	$1,104,744	07/07/16	$9,195
	USD	2,212,000	CNH	14,387,555	2,153,417	09/01/16	58,583
	USD	1,400,960	GBP	1,050,486	1,398,691	07/20/16	2,269
	ZAR	13,277,168	USD	832,213	886,461	09/21/16	54,248
State Street Bank (London)	CAD	740,922	USD	567,000	573,583	09/21/16	6,583
	CNH	33,251,782	USD	4,861,727	4,987,363	07/08/16	125,636
	CNH	35,119,731	USD	5,220,324	5,254,444	09/09/16	34,120
	CNH	18,619,003	USD	2,771,618	2,785,022	09/14/16	13,403
	MXN	3,660,079	USD	194,430	198,542	09/21/16	4,112
	USD	13,471,000	CNH	89,363,419	13,370,122	09/09/16	100,878
	USD	8,374,000	CNH	54,807,411	8,198,067	09/14/16	175,933
	USD	5,233,827	EUR	4,590,955	5,110,346	09/21/16	123,481
	USD	1,127,260	GBP	791,000	1,053,870	09/21/16	73,390
	USD	563,000	SGD	754,139	559,334	09/21/16	3,666
UBS AG (London)	CHF	195,195	EUR	179,846	200,848	09/21/16	655
	CNH	12,372,453	USD	1,851,055	1,851,106	09/09/16	51
	EUR	179,846	CHF	192,894	200,193	09/21/16	1,712
	EUR	218,000	HUF	68,382,785	242,663	09/21/16	2,360
	GBP	431,996	USD	570,565	575,559	09/21/16	4,994
	INR	22,626,762	USD	332,502	333,782	07/22/16	1,280
	MYR	4,527,861	USD	1,115,182	1,133,080	09/08/16	17,898
	TWD	36,141,040	USD	1,107,500	1,123,492	07/14/16	15,993
	USD	1,136,602	GBP	844,000	1,124,483	09/21/16	12,119
Westpac Banking Corp.	AUD	6,130,037	USD	4,424,101	4,558,099	09/21/16	133,996
	CNH	3,257,390	USD	474,000	487,541	09/01/16	13,541
	EUR	2,516,480	GBP	2,036,255	2,801,178	09/21/16	88,224
	USD	830,000	CNH	5,448,846	815,541	09/01/16	14,459
	USD	197,275,521	EUR	174,016,143	193,204,992	07/13/16	4,070,528
	USD	31,086,815	GBP	21,233,931	28,272,349	07/20/16	2,814,465
	USD	4,897,899	SEK	39,708,853	4,699,347	07/29/16	198,552

TOTAL							$10,557,839

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Bank of America Securities LLC	CNH	3,600,128	USD	543,000	$538,326	09/21/16	$(4,674)
	EUR	1,151,755	CHF	1,249,271	1,282,057	09/21/16	(3,395)
	EUR	509,000	HUF	162,688,616	566,585	09/21/16	(5,117)
	EUR	197,570	USD	221,871	219,356	07/13/16	(2,515)
	JPY	114,986,910	USD	1,128,000	1,116,708	09/21/16	(11,292)
	SEK	11,656,618	EUR	1,251,262	1,382,740	09/21/16	(10,083)
	USD	1,185,605	EUR	1,072,713	1,191,002	07/13/16	(5,396)
	USD	546,000	JPY	58,550,310	568,618	09/21/16	(22,618)
	USD	550,000	SGD	747,373	554,316	09/21/16	(4,316)
Barclays Bank PLC	USD	567,000	BRL	1,912,553	583,821	09/02/16	(16,821)
	USD	542,290	CNH	3,669,676	549,830	08/05/16	(7,540)
	USD	668,560	CNH	4,498,072	673,649	08/16/16	(5,089)
	USD	962,000	CNH	6,535,299	978,152	09/01/16	(16,152)
	USD	2,742,067	NZD	4,049,979	2,879,615	09/21/16	(137,548)
BNP Paribas SA	ARS	1,921,890	USD	128,555	126,343	07/20/16	(2,211)
	ARS	3,459,200	USD	228,330	226,042	08/01/16	(2,288)
	CNH	28,384,840	USD	4,314,461	4,249,310	08/26/16	(65,151)
	CNH	33,383,027	USD	5,050,382	4,994,607	09/09/16	(55,776)
	EUR	343,283	PLN	1,510,632	382,119	09/21/16	(62)
	HUF	156,110,594	EUR	496,000	548,586	09/21/16	(3,527)
	HUF	311,934,078	USD	1,116,183	1,096,164	09/21/16	(20,019)
	NOK	2,603,298	USD	312,039	311,026	09/21/16	(1,013)
	SEK	28,623,889	EUR	3,105,503	3,395,445	09/21/16	(61,394)
	USD	5,784,687	AED	21,283,520	5,793,324	08/11/16	(8,637)
	USD	1,396,063	AED	5,139,431	1,398,913	08/15/16	(2,850)
	USD	229,522	AUD	311,095	231,320	09/21/16	(1,799)
Citibank NA (London)	ARS	23,788,000	USD	1,520,000	1,511,725	09/26/16	(8,275)
	AUD	749,329	NZD	788,722	557,177	09/21/16	(3,619)
	EUR	483,000	CHF	529,781	537,643	09/21/16	(7,480)
	EUR	1,471,000	USD	1,669,474	1,637,420	09/21/16	(32,054)
	GBP	529,627	USD	764,909	705,636	09/21/16	(59,273)
	PLN	4,202,099	EUR	967,000	1,063,107	09/21/16	(13,293)
	SEK	17,804,886	EUR	1,923,948	2,112,065	09/21/16	(29,546)

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Citibank NA (London) (continued)	USD	2,823,444	CAD	3,695,185	$2,860,619	09/21/16	$(37,175)
	USD	327,968	CNH	2,264,455	336,159	02/03/17	(8,191)
	USD	1,130,629	GBP	855,836	1,140,252	09/21/16	(9,624)
	USD	563,000	IDR	7,615,914,940	576,024	07/28/16	(13,024)
	USD	550,000	KRW	637,342,200	552,638	07/15/16	(2,638)
	USD	3,697,052	KRW	4,416,498,043	3,829,033	07/25/16	(131,981)
	USD	2,747,322	MXN	52,505,176	2,858,630	08/16/16	(111,308)
	USD	559,890	MYR	2,299,580	576,239	08/10/16	(16,350)
	USD	518,167	RUB	33,470,500	521,776	07/11/16	(3,609)
	USD	3,908,434	SGD	5,388,446	3,996,534	09/21/16	(88,100)
	USD	1,054,709	TRY	3,184,167	1,085,904	09/21/16	(31,195)
	USD	2,160,027	TWD	70,412,162	2,188,856	07/14/16	(28,828)
	USD	1,131,289	TWD	36,631,136	1,139,500	08/22/16	(8,211)
Credit Suisse International (London)	SEK	2,208,210	USD	268,101	261,944	09/21/16	(6,157)
	USD	337,381	CLP	231,042,859	348,613	07/14/16	(11,232)
	USD	1,415,783	COP	4,288,761,049	1,463,152	07/15/16	(47,369)
Deutsche Bank AG (London)	EUR	512,000	PLN	2,287,299	569,924	09/21/16	(8,749)
	EUR	5,384,036	USD	6,122,877	5,977,737	07/13/16	(145,140)
	GBP	950,417	USD	1,389,989	1,266,265	09/21/16	(123,724)
	USD	2,700,370	AUD	3,656,758	2,723,687	08/04/16	(23,318)
	USD	567,000	BRL	1,868,265	570,302	09/02/16	(3,302)
	USD	633,488	CNH	4,277,179	641,081	07/26/16	(7,593)
	USD	550,312	CNH	3,716,257	556,877	08/02/16	(6,565)
	USD	275,486	CNH	1,863,115	279,174	08/03/16	(3,688)
	USD	480,000	CNH	3,285,191	491,702	09/01/16	(11,702)
	USD	552,214	KRW	647,360,799	561,566	07/05/16	(9,351)
	USD	931,954	MYR	3,844,276	963,840	07/28/16	(31,886)
	USD	561,486	NZD	800,000	568,816	09/21/16	(7,330)
	USD	1,100,000	SGD	1,500,574	1,112,954	09/21/16	(12,954)
	USD	1,248,170	THB	43,951,183	1,250,103	07/27/16	(1,933)
	USD	561,702	THB	19,843,824	564,272	08/11/16	(2,569)
	USD	566,359	THB	19,962,460	567,498	08/25/16	(1,139)
	USD	571,010	THB	20,123,545	572,013	09/02/16	(1,003)
HSBC Bank PLC	CNH	3,015,934	USD	456,000	451,401	09/01/16	(4,599)
	CNH	7,445,221	USD	1,127,000	1,113,282	09/21/16	(13,718)
	CNY	3,781,187	USD	568,343	566,411	08/18/16	(1,933)
	CNY	15,558,575	USD	2,330,000	2,329,279	08/26/16	(721)
	EUR	490,000	CHF	533,006	545,435	09/21/16	(3,007)
	EUR	115,545	USD	130,838	128,287	07/13/16	(2,552)
	EUR	214,852	USD	243,629	239,159	09/21/16	(4,470)
	USD	562,000	CAD	728,752	564,162	09/21/16	(2,162)
	USD	239,864	CLP	162,112,275	244,278	07/28/16	(4,414)
	USD	911,575	CNH	6,202,355	930,063	07/14/16	(18,488)
	USD	780,134	CNH	5,269,568	790,158	07/15/16	(10,025)
	USD	467,172	CNH	3,168,358	474,978	07/21/16	(7,806)
	USD	767,052	CNH	5,181,559	776,451	08/02/16	(9,399)
	USD	1,972,619	CNH	13,523,288	2,024,060	09/01/16	(51,441)
	USD	1,808,157	NZD	2,571,949	1,828,707	09/21/16	(20,550)
	USD	559,000	TRY	1,678,409	572,392	09/21/16	(13,392)
	USD	546,000	TWD	17,806,862	553,524	07/07/16	(7,524)
	USD	550,000	TWD	17,747,686	551,707	07/13/16	(1,707)
JPMorgan Chase Bank (London)	CNH	50,161,945	USD	7,637,906	7,503,200	09/14/16	(134,705)
	EUR	1,020,000	PLN	4,572,038	1,135,396	09/21/16	(21,303)
	EUR	1,504,244	USD	1,672,828	1,670,118	07/13/16	(2,710)
	GBP	412,000	USD	565,025	548,918	09/21/16	(16,107)
	PLN	9,491,222	USD	2,402,613	2,401,225	09/21/16	(1,388)
	USD	16,103,065	CAD	21,151,279	16,372,629	07/15/16	(269,564)
	USD	1,392,938	CNH	9,523,514	1,428,247	07/11/16	(35,309)
	USD	939,427	CNH	6,413,936	961,865	07/12/16	(22,438)
	USD	538,000	CNH	3,608,011	540,019	09/01/16	(2,019)
	USD	559,000	IDR	7,503,960,100	568,304	07/18/16	(9,304)
	USD	555,748	IDR	7,425,900,000	561,579	07/29/16	(5,831)
	USD	562,000	JPY	58,201,563	565,231	09/21/16	(3,231)
	USD	546,000	KRW	640,141,320	555,117	07/08/16	(9,117)
	USD	1,146,290	KRW	1,324,480,273	1,148,409	07/18/16	(2,120)

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

JPMorgan Chase Bank (London) (continued)	USD	266,711	NZD	379,944	$270,148	09/21/16	$(3,437)
	USD	1,110,537	RUB	73,708,557	1,148,071	07/14/16	(37,534)
	USD	1,743,215	TWD	56,950,820	1,770,560	07/28/16	(27,345)
	USD	559,725	TWD	18,132,294	563,771	08/03/16	(4,046)
Merrill Lynch & Co., Inc.	USD	152,818,140	JPY	15,972,811,804	154,874,756	08/10/16	(2,056,616)
Morgan Stanley & Co. International PLC	EUR	3,756,000	USD	4,186,558	4,170,176	07/13/16	(16,382)
	SEK	3,818,080	USD	466,640	452,911	09/21/16	(13,728)
	USD	1,100,500	BRL	3,806,974	1,183,348	07/05/16	(82,848)
	USD	567,000	BRL	1,883,313	574,895	09/02/16	(7,895)
	USD	2,810,065	CAD	3,690,879	2,857,286	09/21/16	(47,222)
	USD	1,693,237	EUR	1,531,000	1,704,207	09/21/16	(10,970)
	USD	550,000	KRW	641,134,450	555,978	07/08/16	(5,978)
	USD	1,107,106	KRW	1,281,275,770	1,110,541	08/16/16	(3,435)
	USD	573,644	MXN	11,016,583	597,597	09/21/16	(23,953)
	USD	232,712	RUB	15,412,762	240,066	07/14/16	(7,354)
	USD	2,254,000	RUB	149,040,566	2,312,871	07/27/16	(58,871)
	USD	1,106,402	TWD	36,074,227	1,121,476	07/22/16	(15,074)
	USD	1,140,969	TWD	36,736,928	1,142,436	08/10/16	(1,467)
	USD	1,654,176	ZAR	25,628,751	1,723,305	08/16/16	(69,130)
	USD	220,000	ZAR	3,363,712	224,581	09/21/16	(4,581)
Royal Bank of Canada	CAD	720,327	USD	559,000	557,639	09/21/16	(1,361)
	EUR	234,301	USD	262,381	260,808	09/21/16	(1,573)
	USD	3,067,193	BRL	10,283,304	3,196,430	07/05/16	(129,237)
	USD	564,000	CAD	731,106	565,984	09/21/16	(1,984)
	USD	242,756	JPY	25,902,454	251,555	09/21/16	(8,798)
	USD	226,000	MXN	4,320,939	234,390	09/21/16	(8,390)
Royal Bank of Scotland PLC	COP	1,653,899,310	USD	567,000	564,244	07/15/16	(2,756)
	EUR	506,000	PLN	2,264,264	563,246	09/21/16	(9,600)
	EUR	513,000	SEK	4,819,645	571,037	09/21/16	(682)
	GBP	212,538	USD	307,185	283,169	09/21/16	(24,016)
	USD	557,000	MXN	10,539,264	571,705	09/21/16	(14,705)
	USD	564,000	TRY	1,692,558	577,217	09/21/16	(13,217)
Standard Chartered Bank	CNH	33,694,875	USD	5,050,138	5,041,264	09/09/16	(8,874)
	CNH	25,760,329	USD	3,902,500	3,851,934	09/21/16	(50,566)
	EUR	757,623	USD	845,913	841,166	07/13/16	(4,746)
	EUR	1,482,000	USD	1,696,371	1,649,664	09/21/16	(46,707)
	USD	262,381	AUD	363,248	270,099	09/21/16	(7,718)
	USD	4,034,466	CAD	5,273,269	4,082,290	09/21/16	(47,824)
	USD	949,130	CNH	6,466,423	969,400	07/21/16	(20,270)
	USD	948,118	CNH	6,410,935	961,045	07/22/16	(12,927)
	USD	3,391,706	HKD	26,311,837	3,394,910	09/21/16	(3,204)
	USD	544,000	TWD	17,732,768	551,221	07/07/16	(7,221)
	USD	1,095,550	TWD	35,539,630	1,105,661	08/26/16	(10,111)
	USD	445,000	ZAR	6,880,056	459,352	09/21/16	(14,352)
State Street Bank (London)	AUD	755,000	NZD	802,905	561,394	09/21/16	(9,488)
	CAD	1,238,899	USD	966,131	959,091	09/21/16	(7,040)
	EUR	53,466	SEK	502,050	59,515	09/21/16	(39)
	EUR	622,112	USD	696,623	692,494	09/21/16	(4,129)
	GBP	834,000	USD	1,129,672	1,111,160	09/21/16	(18,512)
	JPY	57,384,338	USD	563,000	557,295	09/21/16	(5,705)
	NOK	2,052,067	USD	245,928	245,168	09/21/16	(760)
	SEK	47,659,100	EUR	5,145,912	5,653,454	09/21/16	(74,634)
	USD	4,861,727	CNH	33,487,576	5,002,402	10/11/16	(140,675)
	USD	1,110,391	JPY	120,614,040	1,171,357	09/21/16	(60,966)
	USD	449,156	NZD	639,814	454,921	09/21/16	(5,765)
UBS AG (London)	CHF	1,095,786	EUR	1,020,000	1,127,521	09/21/16	(7,875)
	EUR	484,000	CHF	528,707	538,757	09/21/16	(5,262)
	EUR	511,000	HUF	162,641,454	568,811	09/21/16	(2,725)
	EUR	510,000	PLN	2,280,956	567,698	09/21/16	(9,370)
	GBP	166,092	USD	242,090	221,288	09/21/16	(20,802)
	HUF	157,437,045	EUR	499,000	553,248	09/21/16	(2,206)
	NOK	1,801,254	USD	220,964	215,203	09/21/16	(5,761)
	SEK	29,908,884	EUR	3,224,121	3,547,875	09/21/16	(41,003)
	SEK	1,874,924	USD	225,881	222,409	09/21/16	(3,472)
	USD	573,991	GBP	431,996	575,559	09/21/16	(1,568)
	USD	559,384	KRW	648,130,694	561,993	07/15/16	(2,609)
	USD	1,116,887	MYR	4,527,861	1,135,229	07/08/16	(18,342)
	USD	954,409	NZD	1,355,577	963,843	09/21/16	(9,434)
	USD	499,558	TWD	16,165,705	502,532	07/14/16	(2,974)
	USD	551,350	TWD	18,048,446	561,064	07/15/16	(9,714)

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Westpac Banking Corp.	AUD	3,331,912	NZD	3,504,816	$2,477,503	09/21/16	$(14,490)
	EUR	665,000	USD	751,210	738,330	07/13/16	(12,880)
	USD	2,193,110	AUD	3,002,495	2,232,559	09/21/16	(39,449)
	USD	482,000	CNH	3,301,898	494,202	09/01/16	(12,202)
	USD	515,980	KRW	601,921,989	521,926	07/15/16	(5,945)
	USD	744,707	MYR	3,028,723	759,364	07/27/16	(14,657)

TOTAL							$(5,819,973)

FORWARD SALES CONTRACTS — At June 30, 2016, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value

FNMA(Proceeds Receivable: $(1,056,719))	3.500%	TBA-30yr	07/14/16	$(1,000,000)	$(1,054,922)

(a)	TBA (To Be Announced) Securities are purchased or sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Australian 3 Year Government Bonds	62	September 2016	$5,233,588	$5,690
Australian 10 year Government Bonds	95	September 2016	9,649,875	102,905
Canada 10 Year Government Bonds	3	September 2016	343,759	8,120
Ultra Long U.S. Treasury Bonds	33	September 2016	6,150,375	334,769
2 Year German Euro-Schatz	66	September 2016	8,208,031	16,381
5 Year German Euro-Bobl	56	September 2016	8,302,704	65,791
10 Year German Euro-Bund	17	September 2016	3,152,844	6,955
10 Year U.K. Long Gilt	11	September 2016	1,881,575	52,940
5 Year U.S. Treasury Notes	236	September 2016	28,830,719	(17,495)
10 Year U.S. Treasury Notes	(278)	September 2016	(36,969,656)	(746,638)
20 Year U.S. Treasury Bonds	3	September 2016	517,031	(1,500)

TOTAL				$(172,082)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Counterparty	Notional Amount (000s)(b)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Bank of America Securities LLC	KRW	19,308,640	06/15/19	1.292%	3 month KWCDC	$46,369

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.
*	There are no upfront payments on the swap contracts (s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

MXN	47,600		11/07/16	3.910%	Mexico Interbank TIIE 28 Days	$4	$(6,102)
	20,230		11/08/16	3.920	Mexico Interbank TIIE 28 Days	2	(2,577)
	40,930		11/09/16	3.900	Mexico Interbank TIIE 28 Days	4	(5,427)
SEK	129,980		06/15/18	0.050	3 month STIBOR	122,182	23,502
GBP	21,900	(b)	09/21/18	0.400	6 month GBP	154	55,102

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

		22,840	(b)	09/21/18	0.464%	6 month GBP	$20,699	$75,620
	PLN	48,540	(b)	09/21/18	1.614	6 month WIBOR	(4,072)	11,273
	EUR	58,710	(b)	09/21/18	6 month EURO	0.375%	11,322	1,448
		66,160	(b)	09/21/18	6 month EURO	0.400	53,610	(9,616)
		9,230	(b)	09/21/18	6 month EURO	1.000	(32,607)	(10,171)
		13,410	(b)	06/22/19	6 month EURO	0.160	(3,641)	(7,511)
	CHF	2,290	(b)	09/21/21	0.500	6 month CHFOR	1,609	29,297
	CAD	90,350	(b)	09/21/21	1.500	6 month CDOR	1,373,302	594,418
	GBP	8,660	(b)	09/21/21	1.750	6 month GBP	536,340	124,676
		$63,770	(b)	09/21/21	3 month LIBOR	2.000	(2,438,006)	(634,891)
	SEK	53,250	(b)	09/21/21	3 month STIBOR	0.250	6,817	(69,455)
	EUR	1,640	(b)	09/21/21	6 month EURO	0.500	(269,902)	11,598
	GBP	5,070	(b)	12/11/22	6 month GBP	1.940	(49,297)	(347,912)
	EUR	5,430	(b)	05/11/25	1.568	6 month EURO	192,609	80,865
		19,450	(b)	05/11/25	1.568	6 month EURO	84,846	894,723
		26,760	(b)	05/25/25	0.863	6 month EURO	75,916	198,421
	JPY	1,903,640	(b)	12/16/25	6 month JYOR	1.000	(704,730)	(177,120)
	EUR	18,020	(b)	06/16/26	1.000	6 month EURO	34,067	53,827
	CHF	2,110	(b)	09/21/26	0.100	6 month CHFOR	(401)	64,330
	EUR	24,880	(b)	09/21/26	1.000	6 month EURO	1,174,618	342,716
	GBP	2,500	(b)	09/21/26	2.000	6 month GBP	176,368	147,481
	AUD	10,440	(b)	09/21/26	2.500	6 month AUDOR	69,143	147,655
		$16,300	(b)	09/21/26	3 month LIBOR	2.250	(1,065,919)	(248,422)
	SEK	60,560	(b)	09/21/26	3 month STIBOR	1.000	42,694	(185,172)
	EUR	5,410	(b)	12/15/26	1.500	6 month EURO	133,871	14,546
		$16,380	(b)	12/15/26	2.500	3 month LIBOR	266,903	232,292
	GBP	8,900	(b)	12/11/27	2.190	6 month GBP	148,336	1,054,607
	JPY	221,040	(b)	07/01/29	0.070	6 month JYOR	(5,663)	(2,243)
	GBP	4,530	(b)	12/11/32	6 month GBP	2.250	(88,962)	(739,526)
	EUR	430	(b)	05/11/35	6 month EURO	1.695	(34,881)	(5,055)
		6,230	(b)	05/11/35	6 month EURO	1.695	(182,788)	(395,823)
		1,040	(b)	12/17/35	2.250	6 month EURO	61,130	35,576
		$10,020	(b)	12/17/35	3.000	3 month LIBOR	557,172	147,853
	GBP	2,150	(b)	12/17/35	6 month GBP	2.500	(231,279)	(10,203)
	JPY	962,130	(b)	12/17/35	6 month JYOR	2.000	(891,000)	(680,887)
		744,330	(b)	03/30/36	6 month JYOR	0.900	(72,152)	(337,921)
		1,855,030	(b)	09/21/36	6 month JYOR	0.500	(532,666)	(706,292)
		96,650	(b)	07/01/39	6 month JYOR	0.170	9,963	1,134
	EUR	2,820	(b)	12/19/45	1.250	6 month EURO	21,217	59,663
		$9,610	(b)	12/19/45	2.750	3 month LIBOR	286,675	139,125
	JPY	794,130	(b)	12/19/45	6 month JYOR	2.000	(590,837)	(704,556)
	GBP	5,450	(b)	06/15/46	6 month GBP	1.600	(30,093)	(282,130)
	EUR	900	(b)	09/21/46	1.500	6 month EURO	103,089	66,311
	GBP	180	(b)	09/21/46	2.250	6 month GBP	45,314	20,016
		$3,050	(b)	09/21/46	2.750	3 month LIBOR	500,646	172,982

TOTAL							$(1,118,274)	(767,955)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Swap Counterparty	Referenced Obligation	Notional Amount (000s)	Rates (Paid) Received by Fund	Termination Date	Credit Spread at June 30, 2016 (c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Citibank NA	People’s Republic of China 7.500% 10/28/27	13,280	(1.000)%	12/20/20	1.098%	90,040	(37,818)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS GLOBAL INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(c)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America Investment Grade Index 26	$8,700	(1.000)%	06/20/21	0.783%	$(58,019)	$(35,014)
iTraxx Europe Series 25	41,550	(1.000)	06/20/21	0.808	(164,852)	(283,917)

TOTAL					$(222,871)	$(318,931)

(c)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — For the period ended June 30, 2016 the Fund had following written options:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Exercise Price	Value

Citibank NA (Premium received $44,808)	Call USD/Put CNH	$2,216	01/25/17	7.550%	$(7,632)

For the period ended June 30, 2016, the Fund had the following currency options activities:

	Notional Amount (000s)	Premiums Recieved

Contracts Outstanding March 31, 2016	$2,216	$44,808

Contracts Written	—	—
Contracts Expired	—	—

Contracts Outstanding June 30, 2016	$2,216	$44,808

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$849,096,448

Gross unrealized gain	43,150,682
Gross unrealized loss	(13,497,189)

Net unrealized security gain	$29,653,493

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(a) – 1.6%
Consumer Cyclical Services - Business – 0.1%
First Data Corp.
$6,875,000	4.202%	07/08/22	$ 6,806,250

Energy – 0.2%
American Energy - Marcellus LLC
24,800,885	5.250	08/04/20	12,772,456
10,300,000	8.500	08/04/21	1,527,799
Magnum Hunter Resources, Inc.
10,977,247	8.000	05/06/19	10,647,929

			24,948,184

Environmental – 0.3%
EnergySolutions LLC
31,332,331	6.750	05/29/20	30,392,361

Food & Beverages – 0.1%
Shearer’s Foods, Inc.
14,295,736	7.750	06/30/22	12,866,163

Media - Broadcasting & Radio – 0.2%
Getty Images, Inc.
28,306,042	4.750	10/18/19	20,955,246

Media - Non Cable – 0.3%
Checkout Holding Corp.
32,276,056	4.500	04/09/21	26,923,718
16,750,000	7.750	04/11/22	10,364,062

			37,287,780

Pharmaceutical – 0.1%
Valeant Pharmaceuticals International, Inc.
13,114,265	4.500	02/13/19	12,733,165

Retailers – 0.2%
True Religion Apparel, Inc.
57,140,833	5.875	07/30/19	24,284,854
8,400,000	11.000	01/30/20	3,360,000

			27,644,854

Technology - Software – 0.1%
BMC Software Finance, Inc.
8,839,098	5.000	09/10/20	7,818,889

Technology - Software/Services – 0.0%
NXP BV
4,265,606	3.750	12/07/20	4,270,937

TOTAL BANK LOANS (Cost $254,416,989)			$185,723,829

Corporate Obligations – 5.4%
Airlines(b)(c) – 0.2%
Air Canada
$24,965,000	6.750%	10/01/19	$ 25,557,919

Banks – 1.4%
Ally Financial, Inc.
8,900,000	6.250	12/01/17	9,300,500

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
American Express Co.(b)(d)
	$24,300,000	6.800%		09/01/66	$ 24,239,250
Banco Nacional de Costa Rica
	3,100,000	6.250	(c)	11/01/23	3,131,000
	2,810,000	6.250		11/01/23	2,838,100
Credit Agricole SA(b)(d)
GBP	250,000	5.000		06/29/49	335,808
Intesa Sanpaolo SpA(c)
	$18,125,000	5.017		06/26/24	16,584,375
Lloyds Banking Group PLC
	5,125,000	4.650		03/24/26	5,167,881
PNC Preferred Funding Trust II(b)(c)(d)
	61,300,000	1.875		03/29/49	53,944,000
Royal Bank of Scotland PLC(b)(d)
EUR	150,000	10.500		03/16/22	176,269
Santander UK PLC(c)
	$40,295,000	5.000		11/07/23	41,362,777

					157,079,960

Consumer Cyclical Services - Business(b) – 0.1%
DuPont Fabros Technology LP
	7,300,000	5.875		09/15/21	7,628,500

					7,628,500

Electric(b) – 0.1%
Calpine Corp.(c)
	1,729,000	7.875		01/15/23	1,819,772
Electricite de France SA(d)
EUR	5,100,000	4.125		01/22/49	5,336,554
	3,100,000	4.250		01/29/49	3,389,481

					10,545,807

Energy – 0.7%
Petrobras Global Finance BV
	$7,780,000	4.875		03/17/20	7,246,681
	34,200,000	8.375		05/23/21	35,261,910
Petroleos de Venezuela SA
	79,210,000	6.000		05/16/24	27,525,475
	46,480,000	6.000		11/15/26	16,121,588

					86,155,654

Energy - Exploration & Production – 0.2%
Antero Resources Corp.(b)
	14,150,000	5.625		06/01/23	13,796,250
Laredo Petroleum, Inc.(b)
	12,000,000	5.625		01/15/22	11,280,000
Whiting Petroleum Corp.
	2,950,000	1.250		04/01/20	2,334,188

					27,410,438

Food & Beverage – 0.1%
Constellation Brands, Inc.
	12,200,000	7.250		05/15/17	12,764,250

Gaming – 0.1%
MGM Resorts International
	5,000,000	8.625		02/01/19	5,631,250

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Health Care – 0.1%
HCA, Inc.
	$7,050,000	3.750%	03/15/19	$ 7,296,750

Media - Cable – 0.4%
Altice Financing SA(b)(c)
	3,200,000	6.500	01/15/22	3,208,000
Cablevision Systems Corp.
	1,450,000	7.750	04/15/18	1,547,875
Numericable - SFR SA(b)(c)
	11,600,000	7.375	05/01/26	11,426,000
Numericable-SFR SA(b)(c)
	12,700,000	6.000	05/15/22	12,414,250
Time Warner Cable, Inc.
	19,854,000	5.850	05/01/17	20,552,364

				49,148,489

Media - Non Cable(b) – 0.2%
Grupo Televisa SAB
	2,360,000	4.625	01/30/26	2,509,860
	13,190,000	6.125	01/31/46	14,461,582
Univision Communications, Inc.(c)
	8,009,000	8.500	05/15/21	8,359,394

				25,330,836

Noncaptive - Financial – 0.2%
CIT Group, Inc.
	5,550,000	5.000	05/15/17	5,654,063
General Electric Co.
MXN	110,000,000	8.500	04/06/18	6,306,669
Nationstar Mortgage LLC/Nationstar Capital Corp.(b)
	$6,450,000	6.500	08/01/18	6,256,500
Speedy Cash Intermediate Holdings Corp.(b)(c)
	10,263,000	10.750	05/15/18	5,888,396

				24,105,628

Packaging(b)(c) – 0.1%
Ardagh Packaging Finance PLC
EUR	11,000,000	6.750	05/15/24	12,391,577
	$2,250,000	7.250	05/15/24	2,300,625

				14,692,202

Pharmaceuticals(b) – 0.2%
Actavis Funding SCS
	17,295,000	3.800	03/15/25	18,000,626
	4,825,000	4.750	03/15/45	5,059,964

				23,060,590

Pipelines – 0.6%
Enterprise Products Operating LLC(b)(d)
	43,100,000	8.375	08/01/66	37,973,255
	1,850,000	7.000	06/01/67	1,461,500
	5,900,000	7.034	01/15/68	6,165,500
Sabine Pass Liquefaction LLC(b)
	11,950,000	5.625	02/01/21	12,009,750
Sabine Pass LNG LP
	10,900,000	7.500	11/30/16	11,090,750

				68,700,755

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Property/Casualty Insurance(b)(d) – 0.1%
The Chubb Corp.
	$11,894,000	6.375%		03/29/67	$ 10,347,780

Real Estate Investment Trusts – 0.2%
Corporacion Geo SA(c)
	554,524	8.000		04/13/21	—
The Bank of New York Mellon SA(b)(c)(e)
	1,630,000	9.625		05/02/21	—
Trust F/1401(b)
	18,700,000	5.250	(c)	12/15/24	19,176,850
	300,000	6.950	(c)	01/30/44	307,260
	200,000	6.950		01/30/44	204,840

					19,688,950

Telecommunications - Cellular – 0.1%
America Movil SAB de CV
MXN	256,740,000	6.000		06/09/19	13,895,097

Wireless Telecommunications – 0.3%
Sprint Communications, Inc.
	$14,000,000	9.125		03/01/17	14,315,000
Sprint Corp.
	23,350,000	7.125		06/15/24	18,446,500

					32,761,500

Wirelines Telecommunications(b) – 0.0%
Windstream Services LLC
	3,200,000	7.750		10/15/20	3,136,000

TOTAL CORPORATE OBLIGATIONS (Cost $654,565,446)					$624,938,355

Mortgage-Backed Obligations – 19.6%
Adjustable Rate Non-Agency(d) – 5.6%
Aire Valley Mortgages PLC Series 2005-1X, Class 2A1
GBP	1,444,280	0.946%		09/20/66	$ 1,849,781
Aire Valley Mortgages PLC Series 2005-1X, Class 2A3
	$3,562,558	1.157		09/20/66	3,419,151
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(c)
	29,695,110	0.867		09/20/66	28,383,150
Aire Valley Mortgages PLC Series 2006-1X, Class 2A2
GBP	10,490,842	0.886		09/20/66	13,395,601
Aire Valley Mortgages PLC Series 2007-1A, Class 2A1(c)
	$26,488,383	0.887		09/20/66	25,335,449
Aire Valley Mortgages PLC Series 2007-1X, Class 2A2
EUR	8,298,627	0.000		09/20/66	8,866,699
American Home Mortgage Assets Trust Series 2006-2, Class 2A1
	$10,229,269	0.636		09/25/46	7,385,679
American Home Mortgage Assets Trust Series 2006-6, Class A1A
	5,685,135	0.636		12/25/46	3,725,154
American Home Mortgage Investment Trust Series 2005-3, Class 2A4
	6,100,000	2.583		09/25/35	3,730,762
American Home Mortgage Investment Trust Series 2006-3, Class 11A1
	169,322	0.626		12/25/46	138,624

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(d) – (continued)
American Home Mortgage Investment Trust Series 2007-2, Class 11A1
	$4,829,116	0.676%	03/25/47	$ 2,642,485
Banc of America Funding Corp. Series 2006-H, Class 6A1
	25,157,949	0.628	10/20/36	20,277,043
Bear Stearns Mortgage Funding Trust Series 2007-AR4, Class 1A1
	4,243,162	0.646	09/25/47	3,397,997
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2005-4A, Class A1(c)
	5,845,256	0.646	10/25/36	4,939,393
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-1A, Class A1(c)
	31,106,413	0.603	12/25/46	24,762,777
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A1(c)
	19,377,466	0.583	04/25/47	14,452,503
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-3A, Class A1(c)
	16,226,578	0.583	08/25/47	12,235,411
Citigroup Mortgage Loan Trust Series 2006-AR6, Class 2A2
	10,094,946	0.606	09/25/36	8,338,408
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR7, Class 2A2A
	5,169,497	2.865	11/25/36	4,558,400
Countrywide Alternative Loan Trust Series 2005-16, Class A1
	4,331,873	2.055	06/25/35	3,725,784
Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A5
	1,000,837	0.946	05/25/35	819,096
Countrywide Alternative Loan Trust Series 2006-0C8, Class 2A2B
	3,189,621	0.616	11/25/36	2,488,513
Countrywide Alternative Loan Trust Series 2006-HY11, Class A1
	440,105	0.566	06/25/36	329,822
Countrywide Alternative Loan Trust Series 2006-OA1, Class 2A1
	323,485	0.648	03/20/46	231,300
Countrywide Alternative Loan Trust Series 2007-19, Class 1A11
	11,887,811	0.946	08/25/37	6,784,321
Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
	5,664,400	0.656	08/25/47	4,507,596
Countrywide Alternative Loan Trust Series 2007-OA11, Class A1A
	28,308,698	1.790	11/25/47	19,308,287
Countrywide Home Loans Mortgage Pass-Through Trust Series 2005-3, Class 1A1
	7,761,926	0.756	04/25/35	5,300,145
Credit Suisse European Mortgage Capital Ltd. Series 2015-1HWA, Class A(c)
EUR	54,111,794	2.750	04/20/20	57,384,309
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1
	$283,234	0.593	07/25/47	234,180
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1A
	3,411,810	0.646	08/25/47	2,845,357
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA5, Class A1B
	4,257,938	0.666	08/25/47	3,615,026
Downey Savings & Loan Association Mortgage Trust Series 2005-AR5, Class 2A1A
	10,685,026	0.769	09/19/45	7,885,327
GreenPoint Mortgage Funding Trust Series 2006-AR1, Class A1A
	992,863	0.736	02/25/36	843,637
GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1
	1,728,108	0.626	01/25/37	1,398,873
GSR Mortgage Loan Trust Series 2006-OA1, Class 2A2
	27,819,711	0.706	08/25/46	12,700,847

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(d) – (continued)
HarborView Mortgage Loan Trust Series 2006-11, Class A1A
	$6,372,167	0.609%	12/19/36	$ 4,702,521
HomeBanc Mortgage Trust Series 2006-1, Class 3A2
	3,047,281	2.719	04/25/37	1,915,955
Impac Secured Assets Trust Series 2006-5, Class 1A1B
	23,992,785	0.646	02/25/37	20,782,620
Indymac Index Mortgage Loan Trust Series 2005-AR10, Class A1
	5,354,271	0.706	06/25/35	4,788,218
Indymac Index Mortgage Loan Trust Series 2005-AR13, Class 4A1
	1,021,839	2.798	08/25/35	881,924
Indymac Index Mortgage Loan Trust Series 2005-AR23, Class 6A1
	3,586,243	2.927	11/25/35	2,914,621
Indymac Index Mortgage Loan Trust Series 2006-AR41, Class A3
	7,835,600	0.626	02/25/37	5,876,324
Indymac Index Mortgage Loan Trust Series 2007-AR1, Class 1A1
	7,445,526	3.129	03/25/37	6,822,506
Indymac Index Mortgage Loan Trust Series 2007-FLX4, Class 2A1
	7,768,059	0.633	07/25/37	6,613,957
JPMorgan Alternative Loan Trust Series 2006-A2, Class 2A2
	7,366,384	3.104	05/25/36	6,000,429
JPMorgan Alternative Loan Trust Series 2006-A5, Class 1A1
	7,221,705	0.606	10/25/36	5,921,780
Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	8,523,460	0.026	09/21/38	10,083,687
Lehman XS Trust Series 2005-5N, Class 1A1
	$18,957,451	0.746	11/25/35	16,579,332
Lehman XS Trust Series 2005-7N, Class 1A1A
	10,379,630	0.716	12/25/35	9,122,129
Lehman XS Trust Series 2005-9N, Class 1A1
	5,023,954	0.716	02/25/36	4,012,554
Lehman XS Trust Series 2007-12N, Class 2A1
	4,495,846	0.633	07/25/37	3,188,511
Lehman XS Trust Series 2007-16N, Class 2A2
	12,752,688	1.296	09/25/47	10,232,105
Lehman XS Trust Series 2007-4N, Class 3A2A
	5,845,678	1.187	03/25/47	4,768,635
Lehman XS Trust Series 2007-5H, Class 3A4
	7,507,398	2.918	05/25/37	5,258,798
Lehman XS Trust Series Series 2006-14N, Class 1A1A
	15,230,871	0.636	09/25/46	12,734,493
LSTAR Securities Investment Trust Series 2014-2, Class A(c)
	20,373,126	2.457	12/01/21	20,080,720
LSTAR Securities Investment Trust Series 2015-3, Class A(c)
	13,861,080	2.457	03/01/20	13,576,994
Luminent Mortgage Trust Series 2007-2, Class 2A1
	1,721,730	0.676	05/25/37	1,271,065
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 1A1
	9,031,429	1.210	12/25/46	6,821,825
Master Adjustable Rate Mortgages Trust Series 2006-OA2, Class 4A1A
	3,617,163	1.260	12/25/46	2,692,045
Master Adjustable Rate Mortgages Trust Series 2007-2, Class A1
	4,240,954	0.596	03/25/47	3,462,044
Master Adjustable Rate Mortgages Trust Series 2007-3, Class 12A1
	1,872,036	0.653	05/25/47	1,418,457
Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
	6,376,030	0.756	09/25/37	5,846,054
Morgan Stanley Mortgage Loan Trust Series 2005-6AR, Class 1A3
	1,241,280	0.856	11/25/35	1,139,067
Morgan Stanley Mortgage Loan Trust Series 2006-16AX, Class 1A
	1,028,708	0.616	11/25/36	412,047

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(d) – (continued)
Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR4, Class A4A
$2,561,656	0.686%	12/25/36	$ 1,941,115
Residential Accredit Loans, Inc. Series 2005-Q05, Class A1
5,742,398	1.410	01/25/46	4,002,188
Residential Accredit Loans, Inc. Series 2005-QA12, Class CB3
6,529,168	3.832	12/25/35	5,323,896
Residential Accredit Loans, Inc. Series 2006-QA10, Class A1
12,435,326	0.631	12/25/36	9,460,393
Residential Accredit Loans, Inc. Series 2006-QA10, Class A2
6,519,832	0.626	12/25/36	5,040,775
Residential Accredit Loans, Inc. Series 2006-QA2, Class 2A1
4,740,772	4.363	02/25/36	3,788,225
Residential Accredit Loans, Inc. Series 2006-QO1, Class 3A1
3,093,551	0.716	02/25/46	1,780,899
Residential Accredit Loans, Inc. Series 2006-QO7, Class 1A1
6,078,417	1.210	09/25/46	4,291,732
Residential Accredit Loans, Inc. Series 2006-QO7, Class 3A2
336,507	0.651	09/25/46	220,456
Residential Accredit Loans, Inc. Series 2007-QO4, Class A1A
2,019,936	0.636	05/25/47	1,640,703
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A1
5,664,255	3.075	09/25/35	4,900,259
Residential Funding Mortgage Securities I Series 2005-SA5, Class 2A
3,145,674	3.377	11/25/35	2,764,391
Structured Adjustable Rate Mortgage Loan Trust Series 2006-11, Class 1A1
5,789,351	0.606	12/25/36	4,729,644
Structured Adjustable Rate Mortgage Loan Trust Series 2006-9, Class 3A1
3,446,401	4.535	10/25/36	2,359,629
Structured Adjustable Rate Mortgage Loan Trust Series 2007-11, Class 1A1
8,100,500	1.596	12/25/37	5,459,891
Structured Asset Mortgage Investments II Trust Series 2005-AR7, Class 5A1
1,451,941	1.870	03/25/46	1,205,904
Structured Asset Mortgage Investments II Trust Series 2006-AR3, Class 21A1
4,256,259	0.846	02/25/36	3,084,772
Structured Asset Mortgage Investments II Trust Series 2006-AR5, Class 1A1
6,696,993	0.656	05/25/46	5,075,250
Structured Asset Mortgage Investments II Trust Series 2006-AR7, Class A1A
578,363	0.656	08/25/36	457,433
Structured Asset Mortgage Investments II Trust Series 2007-AR4, Class A4A
6,674,664	0.626	09/25/47	5,474,898
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 1A1
1,736,063	1.296	05/25/47	1,284,195
Structured Asset Mortgage Investments II Trust Series 2007-AR7, Class 3A1
15,794,494	6.500	05/25/47	10,487,746
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4, Class CB1
90,311	0.896	06/25/35	68,074
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR4, Class DA
2,822,952	1.380	06/25/46	1,584,355

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate Non-Agency(d) – (continued)
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR1, Class A2A1
$8,504,173	1.126%	01/25/45	$ 7,968,588
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR19, Class A1A1
524,310	0.716	12/25/45	494,869
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 1A1A
331,351	0.716	07/25/45	314,980
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR8, Class 2A1A
1,190,282	0.736	07/25/45	1,127,363
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR9, Class A1A
4,329,225	1.086	07/25/45	4,114,056
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR13, Class 1A
7,076,831	1.290	10/25/46	5,692,204
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR19, Class 1A
9,336,895	1.150	01/25/47	7,555,783
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A
6,502,435	1.170	04/25/47	4,960,378
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA6, Class 2A
5,333,565	1.746	07/25/47	3,676,272

TOTAL ADJUSTABLE RATE NON-AGENCY			$644,489,620

Collateralized Mortgage Obligations – 5.8%
Interest Only(f) – 0.3%
FHLMC STRIPS Series 304, Class C45
$42,494,685	3.000%	12/15/27	$ 3,610,149
FNMA REMIC Series 2011-100, Class S(d)
20,558,196	5.997	10/25/41	3,641,584
FNMA REMIC Series 2012-146, Class IO
4,101,070	3.500	01/25/43	643,031
FNMA REMIC Series 2015-34, Class LS(d)
40,086,998	5.647	06/25/45	8,018,001
GNMA REMIC Series 2013-182, Class PI
19,539,850	4.500	12/20/43	3,114,910
GNMA REMIC Series 2014-11, Class NI
16,999,002	4.500	12/16/42	1,879,192
GNMA REMIC Series 2014-180, Class PI
18,928,718	4.000	08/20/44	2,253,572
GNMA REMIC Series 2015-111, Class IW
20,505,156	4.000	06/20/45	3,081,913
GNMA REMIC Series 2015-129, Class IC
7,964,192	4.500	09/16/45	1,112,115
GNMA REMIC Series 2015-95, Class GI
61,749,647	4.500	07/16/45	12,036,476

			39,390,943

Inverse Floaters(d) – 3.2%
FHLMC REMIC Series 3753, Class SK
22,013,943	5.608	11/15/38	2,384,079
FHLMC REMIC Series 4273, Class PS
56,485,505	5.658	11/15/43	9,952,045

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(d) – (continued)
FHLMC REMIC Series 4320, Class SD
$54,877,534	5.658%	07/15/39	$ 9,637,867
FHLMC REMIC Series 4326, Class GS
22,327,958	5.608	04/15/44	3,771,498
FHLMC REMIC Series 4431, Class ST
21,247,844	5.658	01/15/45	4,735,460
FHLMC REMIC Series 4468, Class SY
18,047,353	5.658	05/15/45	3,866,346
FNMA REMIC Series 2010-126, Class LS
7,460,770	4.543	11/25/40	1,348,817
FNMA REMIC Series 2012-88, Class SB
15,712,921	6.217	07/25/42	2,828,816
FNMA REMIC Series 2013-121, Class SA
54,305,175	5.647	12/25/43	9,966,678
FNMA REMIC Series 2013-96, Class SW
59,586,691	5.647	09/25/43	10,783,535
FNMA REMIC Series 2014-19, Class MS
32,189,490	6.147	11/25/39	4,406,667
FNMA REMIC Series 2014-87, Class MS
22,205,240	5.797	01/25/45	4,123,371
FNMA REMIC Series 2015-20, Class ES
57,873,739	5.697	04/25/45	13,139,376
FNMA REMIC Series 2015-22, Class DS
14,449,490	5.747	04/25/45	3,183,788
FNMA REMIC Series 2015-24, Class SG
22,750,166	5.147	04/25/45	4,709,432
FNMA REMIC Series 2015-79, Class SA
46,175,060	5.797	11/25/45	7,996,408
FNMA REMIC Series 2015-79, Class SE
18,408,924	5.797	11/25/45	3,304,197
FNMA REMIC Series 2015-81, Class SA
179,565,242	5.247	11/25/45	28,340,261
FNMA REMIC Series 2015-82, Class MS
128,115,574	5.247	11/25/45	22,297,516
FNMA REMIC Series 2015-86, Class BS
31,445,690	5.247	11/25/45	5,331,699
GNMA REMIC Series 2010-1, Class SD
10,399,578	5.342	01/20/40	1,721,283
GNMA REMIC Series 2010-162, Class SE
25,388,480	6.102	12/20/40	2,713,729
GNMA REMIC Series 2010-20, Class SC
15,254,931	5.702	02/20/40	2,527,904
GNMA REMIC Series 2010-20, Class SD
13,858,717	5.232	02/20/40	2,082,587
GNMA REMIC Series 2010-20, Class SE
21,335,337	5.802	02/20/40	3,531,109
GNMA REMIC Series 2010-31, Class SA
509,114	5.302	03/20/40	77,079
GNMA REMIC Series 2010-35, Class DS
16,701,229	5.232	03/20/40	2,517,241
GNMA REMIC Series 2010-37, Class SG
34,535,487	5.252	03/20/40	5,223,952
GNMA REMIC Series 2010-58, Class AI
5,400,529	5.322	05/20/40	819,651
GNMA REMIC Series 2010-59, Class SA
9,564,151	6.052	05/20/40	1,667,954
GNMA REMIC Series 2010-85, Class SN
20,386,274	5.492	07/20/40	3,668,991
GNMA REMIC Series 2010-9, Class XD
37,589,305	6.158	01/16/40	6,523,985
GNMA REMIC Series 2010-9, Class YD
50,347,176	6.358	01/16/40	9,074,102

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(d) – (continued)
GNMA REMIC Series 2010-90, Class ES
$32,478,906	5.502%	07/20/40	$ 5,010,797
GNMA REMIC Series 2012-149, Class MS
8,466,385	5.802	12/20/42	1,353,992
GNMA REMIC Series 2013-103, Class DS
20,790,916	5.702	07/20/43	3,423,416
GNMA REMIC Series 2013-111, Class SA
21,688,921	6.252	07/20/43	3,915,030
GNMA REMIC Series 2013-113, Class SA
25,463,379	6.252	08/20/43	4,664,527
GNMA REMIC Series 2013-113, Class SD
85,813,322	6.258	08/16/43	18,023,655
GNMA REMIC Series 2013-117, Class PS
29,448,849	5.702	04/20/43	4,349,424
GNMA REMIC Series 2013-134, Class DS
176,553	5.652	09/20/43	28,983
GNMA REMIC Series 2013-147, Class SD
28,387,794	6.202	12/20/39	5,090,122
GNMA REMIC Series 2013-152, Class SJ
32,702,250	5.702	05/20/41	5,341,530
GNMA REMIC Series 2013-152, Class TS
504,038	5.652	06/20/43	85,007
GNMA REMIC Series 2013-167, Class SG
27,170,139	5.702	11/20/43	4,080,354
GNMA REMIC Series 2014-132, Class SL
38,373,540	5.652	10/20/43	5,191,905
GNMA REMIC Series 2014-133, Class BS
16,597,418	5.152	09/20/44	2,470,489
GNMA REMIC Series 2014-3, Class TS
12,753,199	5.102	01/20/44	1,843,094
GNMA REMIC Series 2014-41, Class SA
36,545,033	5.652	03/20/44	6,169,083
GNMA REMIC Series 2014-5, Class SA
19,823,095	5.102	01/20/44	2,864,723
GNMA REMIC Series 2014-56, Class ST
30,729,623	5.658	12/16/39	4,817,363
GNMA REMIC Series 2014-76, Class SA
42,067,299	5.152	01/20/40	6,103,246
GNMA REMIC Series 2014-96, Class SE
25,306,456	5.152	07/20/44	3,663,600
GNMA REMIC Series 2015-110, Class MS
26,969,119	5.262	08/20/45	3,863,903
GNMA REMIC Series 2015-111, Class SM
22,949,723	5.752	08/20/45	3,708,443
GNMA REMIC Series 2015-112, Class SB
44,881,744	5.292	08/20/45	6,469,991
GNMA REMIC Series 2015-123, Class SE
27,570,796	5.272	09/20/45	3,998,499
GNMA REMIC Series 2015-126, Class HS
49,613,582	5.752	09/20/45	7,792,413
GNMA REMIC Series 2015-126, Class LS
14,943,624	5.752	09/20/45	2,396,339
GNMA REMIC Series 2015-133, Class SA
8,570,394	5.252	09/20/45	1,236,931
GNMA REMIC Series 2015-133, Class SB
12,543,682	5.252	09/20/45	1,755,052
GNMA REMIC Series 2015-144, Class QS
27,636,376	5.252	10/20/45	4,074,298
GNMA REMIC Series 2015-167, Class SA
26,295,791	5.802	11/20/45	4,340,899
GNMA REMIC Series 2015-168, Class SD
41,256,810	5.752	11/20/45	6,861,098

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(d) – (continued)
GNMA REMIC Series 2016-4, Class SM
$113,585,019	5.202%	01/20/46	$ 17,862,278
GNMA REMIC Series 2016-6, Class S
29,743,644	5.202	01/20/46	4,477,459
GNMA REMIC Series 2016-6, Class SB
57,341,115	5.202	01/20/46	9,180,427

			364,765,793

Planned Amortization Class(d) – 0.1%
GNMA REMIC Series 2011-50, Class PS
37,262,966	5.652	02/20/41	5,772,734

Regular Floater(d) – 1.7%
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
942,718	0.946	07/25/35	696,499
Countrywide Alternative Loan Trust Series 2005-36, Class 2A1A
7,621,887	0.756	08/25/35	5,271,062
Countrywide Alternative Loan Trust Series 2005-64CB, Class 1A12
1,211,911	1.246	12/25/35	968,697
FHLMC REMIC Series 3231, Class FB
729,556	0.792	10/15/36	728,146
FHLMC REMIC Series 3314, Class FC
464,373	0.842	12/15/36	464,420
FHLMC REMIC Series 3371, Class FA
612,058	1.042	09/15/37	616,350
FHLMC REMIC Series 3545, Class FA
872,532	1.292	06/15/39	877,833
FHLMC REMIC Series 3827, Class KF
1,045,917	0.812	03/15/41	1,046,927
FHLMC REMIC Series 4526, Class FA
11,549,027	0.792	11/15/45	11,482,741
FHLMC REMIC Series 4572, Class FA
20,561,488	0.892	04/15/46	20,517,731
FHLMC REMIC Series 4585, Class FJ
11,541,429	0.942	05/15/46	11,502,469
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3
13,210,000	3.746	10/25/27	13,013,562
FHLMC Structured Agency Credit Risk Debt Notes Series 2015-HQ1, Class M3
15,550,000	4.246	03/25/25	16,077,685
FNMA Connecticut Avenue Securities Series 2014-C03, Class 1M1
12,987,950	1.646	07/25/24	12,986,250
FNMA REMIC Series 2006-45, Class TF
1,321,052	0.853	06/25/36	1,319,969
FNMA REMIC Series 2006-76, Class QF
1,403,284	0.853	08/25/36	1,404,371
FNMA REMIC Series 2006-79, Class PF
1,427,060	0.853	08/25/36	1,427,848
FNMA REMIC Series 2007-33, Class HF
1,849,961	0.803	04/25/37	1,843,298
FNMA REMIC Series 2007-75, Class VF
506,893	0.903	08/25/37	507,198
FNMA REMIC Series 2009-84, Class WF
314,559	1.553	10/25/39	318,934
FNMA REMIC Series 2012-90, Class FB
9,590,424	0.893	08/25/42	9,588,305
FNMA REMIC Series 2016-1, Class FT
14,198,896	0.803	02/25/46	14,074,394
FNMA REMIC Series 2016-23, Class FT
15,490,045	0.953	11/25/45	15,468,634

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Regular Floater(d) – (continued)
FNMA REMIC Series 2016-25, Class FL
$16,880,324	0.953%	05/25/46	$ 16,863,934
FNMA REMIC Series 2016-32, Class FB
20,858,718	0.953	06/25/46	20,803,010
FNMA REMIC Series 2016-33, Class PF
8,724,620	0.953	06/25/46	8,687,510
Nomura Resecuritization Trust Series 2014-5R, Class 2A11(c)
4,690,097	8.421	12/26/36	3,126,628
Sequoia Mortgage Trust Series 2007-3, Class 2AA1
4,771,238	2.842	07/20/37	3,950,201

			195,634,606

Sequential Fixed Rate – 0.5%
Banc of America Funding Corp. Series 2007-8, Class 2A1
2,083,707	7.000	10/25/37	1,182,504
BCAP LLC Trust Series 2007-AA2, Class 2A7
1,903,351	6.000	04/25/37	1,605,671
Citicorp Mortgage Securities, Inc. Series 2007-4, Class 2A1
126,741	5.500	05/25/22	131,292
Citigroup Mortgage Loan Trust Series 2007-9, Class 1A1(c)
8,458,586	5.750	04/25/47	6,630,022
CitiMortgage Alternative Loan Trust Series 2007-A1, Class 1A7
1,357,926	6.000	01/25/37	1,148,845
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A7(b)
7,201,565	5.750	03/25/37	5,978,216
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A2
2,589,846	6.000	02/25/36	2,078,739
Countrywide Alternative Loan Trust Series 2007-06, Class A4
3,253,221	5.750	04/25/47	2,662,169
Countrywide Alternative Loan Trust Series 2007-15CB, Class A5
1,273,485	5.750	07/25/37	1,105,612
Countrywide Alternative Loan Trust Series 2007-18CB, Class 2A25
500,325	6.000	08/25/37	441,716
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-1, Class A4
1,433,019	6.000	03/25/37	1,260,056
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-7, Class A3
2,796,038	5.750	06/25/37	2,512,948
Countrywide Home Mortgage Loan Pass-Through Trust Series 2007-10, Class A5
2,180,015	6.000	07/25/37	1,873,614
Countrywide Home Mortgage Pass-Through Trust Series 2007-10, Class A22
4,097,345	6.000	07/25/37	3,521,464
JPMorgan Alternative Loan Trust Series 2008-R2, Class A1(c)
9,003,129	6.000	11/25/36	7,198,365
Morgan Stanley Mortgage Loan Trust Series 2005-4, Class 1A
621,981	5.000	08/25/35	620,956
Residential Accredit Loans, Inc. Series 2006-QS2, Class 1A9
741,787	5.500	02/25/36	611,345
Residential Accredit Loans, Inc. Series 2006-QS6, Class 1A13
1,225,600	6.000	06/25/36	1,005,649
Residential Accredit Loans, Inc. Series 2006-QS9, Class 1A11
2,149,091	6.500	07/25/36	1,733,106
Residential Asset Securitization Trust Series 2006-A15, Class A13
7,092,385	6.250	01/25/37	4,852,914
Residential Asset Securitization Trust Series 2006-A8, Class 1A1
1,696,169	6.000	08/25/36	1,477,376
Residential Asset Securitization Trust Series 2006-A8, Class 2A3
7,194,052	6.000	08/25/36	4,088,215

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
Residential Funding Mortgage Securities I Series 2007-S9, Class 1A1
$5,338,156	6.000%	10/25/37	$ 4,336,717
Wells Fargo Mortgage Backed Securities Trust Series 2007-11, Class A85
1,260,537	6.000	08/25/37	1,198,934

			59,256,445

Sequential Floating Rate(d) – 0.0%
Banc of America Funding Corp. Series 2007-2, Class 2A1
84,460	4.733	03/25/37	84,276
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A3
6,027,392	0.946	08/25/37	4,306,110
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR10, Class A1
1,107,909	0.546	12/25/36	738,107

			5,128,493

			669,949,014

Commercial Mortgage-Backed Securities – 6.7%
Sequential Fixed Rate – 3.2%
Credit Suisse Commercial Mortgage Trust Series 2007-C1, Class A1A
$102,081,875	5.361%	02/15/40	$ 103,388,829
CSMC Trust Series 2014-USA, Class E(c)
18,050,000	4.373	09/15/37	15,000,137
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
3,000,000	2.373	05/25/22	3,117,995
FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
20,156,989	2.779	09/25/22	21,063,737
FHLMC Multifamily Structured Pass-Through Certificates Series K037, Class A2
122,500,000	3.490	01/25/24	136,104,923
FHLMC Multifamily Structured Pass-Through Certificates Series K038, Class A2
24,500,000	3.389	03/25/24	27,092,566
Wachovia Bank Commercial Mortgage Trust Series 2006-C28, ClassA1A
60,287,087	5.559	10/15/48	60,552,465
WF-RBS Commercial Mortgage Trust Series 2012-C6, Class B
2,500,000	4.697	04/15/45	2,737,247

			369,057,899

Sequential Floating Rate(d) – 3.5%
BAMLL Commercial Mortgage Securities Trust Series 2014-ICTS, Class E(c)
100,000	3.392	06/15/28	93,726
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class E(c)
12,450,000	3.786	04/10/28	12,119,347
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class D(c)
10,013,500	3.492	09/15/17	9,723,223
Citigroup Commercial Mortgage Trust Series 2015-SSHP, Class E(c)
11,819,000	3.842	09/15/17	11,228,977
COMM 2015-CCRE23 Mortgage Trust Series 2015-CR23, Class CMD(c)
15,125,000	3.685	05/10/48	13,598,682
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
131,852,460	5.526	01/15/49	134,385,557
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class A1A1
61,538,800	5.889	06/15/39	62,823,164

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(d) – (continued)
FHLMC Multifamily Structured Pass-Through Certificates Series K029, Class A2
$35,100,000	3.320%	02/25/23	$ 38,506,711
FREMF Mortgage Trust Series 2014-K40, Class C(c)
7,800,000	4.208	09/25/25	7,172,949
FREMF Mortgage Trust Series 2014-K41, Class B(c)
19,950,000	3.961	11/25/47	19,637,918
GRACE Mortgage Trust Series 2014-GRCE, Class F(c)
15,350,000	3.590	06/10/28	14,850,843
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
25,172,695	5.795	08/10/45	25,815,749
Hilton Mortgage Trust Series 2014-ORL, Class E(c)
18,050,000	3.692	07/15/29	16,726,787
Invitation Homes Trust Series 2015-SFR2, Class E(c)
100,000	3.597	06/17/32	96,540
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-CBM, Class E(c)
15,100,000	4.292	10/15/29	14,693,485
Morgan Stanley Capital I Trust Series 2007-HQ11, Class AM
1,450,000	5.478	02/12/44	1,467,256
Morgan Stanley Capital I Trust Series 2007-HQ13, Class AM
1,200,000	5.931	12/15/44	1,162,959
Morgan Stanley Capital I Trust Series 2014-CPT, Class F(c)
15,345,000	3.446	07/13/29	14,619,585
Tricon American Homes Trust Series 2015-SFR1, Class D(c)
1,920,000	2.643	05/17/32	1,853,303
Tricon American Homes Trust Series 2015-SFR1, Class E(c)
3,790,000	3.437	05/17/32	3,594,065
			404,170,826

			773,228,725

Federal Agencies – 1.5%
FHLMC – 0.0%
$22,494	5.000%	01/01/33	$ 25,016
2,228	5.000	03/01/33	2,471
12,966	5.000	04/01/33	14,378
3,797	5.000	05/01/33	4,211
9,743	5.000	06/01/33	10,805
53,725	5.000	07/01/33	59,578
75,335	5.000	08/01/33	83,625
9,308	5.000	09/01/33	10,388
16,043	5.000	10/01/33	17,791
51,497	5.000	11/01/33	57,108
18,078	5.000	12/01/33	20,047
17,332	5.000	01/01/34	19,220
55,411	5.000	02/01/34	61,439
22,894	5.000	03/01/34	25,375
40,661	5.000	04/01/34	45,066
64,215	5.000	05/01/34	71,209
821,795	5.000	06/01/34	911,260
13,335	5.000	11/01/34	14,781
218,812	5.000	04/01/35	242,652
17,529	5.000	11/01/35	19,439

			1,715,859

FNMA – 1.5%
3,802,516	3.094	01/01/18	3,859,950
5,978,135	3.434	01/01/18	6,084,483
123,243	5.000	01/01/18	127,707
648,228	5.000	02/01/18	673,935

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$432,702	5.000%	03/01/18	$ 449,862
664,692	5.000	04/01/18	691,051
65,977	5.000	05/01/18	68,593
59,504	5.000	06/01/18	61,864
958	5.500	01/01/19	1,000
31,301	5.500	02/01/19	32,579
36,026	5.500	03/01/19	37,605
22,686	5.500	04/01/19	23,634
14,887	5.500	05/01/19	15,582
66,651	5.500	06/01/19	69,491
204,476	5.500	07/01/19	213,373
191,398	5.500	08/01/19	200,415
176,806	5.500	09/01/19	185,867
53,990	5.500	10/01/19	56,720
56,081	5.500	11/01/19	59,109
92,092	5.500	12/01/19	96,949
8,493	5.500	01/01/20	8,970
3,292	5.500	06/01/20	3,436
1,025,657	5.500	07/01/20	1,080,766
1,779,431	3.416	10/01/20	1,912,350
1,348,762	3.619	12/01/20	1,455,736
5,377,167	4.381	06/01/21	5,980,084
3,710	6.000	01/01/24	4,237
86,765	6.000	04/01/24	99,326
1,830,331	5.500	05/01/25	1,903,241
5,028	4.500	09/01/29	5,485
6,994	6.000	12/01/32	8,090
984	6.000	01/01/33	1,139
4,355	6.000	04/01/33	5,037
184,469	6.000	10/01/33	215,195
6,552	6.000	02/01/34	7,579
49,751	6.000	03/01/34	57,549
150,411	6.000	08/01/34	174,169
35,701	6.000	11/01/34	41,297
330,040	6.000	05/01/35	380,462
75,965	6.000	06/01/35	87,466
195,638	6.000	10/01/35	225,783
23,020	6.000	11/01/35	26,407
32,460	6.000	12/01/35	37,161
141,348	6.000	02/01/36	163,388
12,744	6.000	05/01/36	14,681
664,583	6.000	08/01/36	760,687
35,296	6.000	09/01/36	40,475
23,575	6.000	10/01/36	27,177
251,193	6.000	11/01/36	289,753
498,592	6.000	12/01/36	569,802
1,677,187	6.000	01/01/37	1,916,260
2,721,958	6.000	02/01/37	3,129,462
107,864	6.000	04/01/37	123,941
845,448	6.000	05/01/37	966,601
1,344,141	6.000	07/01/37	1,546,508
78,713	4.500	08/01/37	86,176
1,614,050	6.000	08/01/37	1,850,093
37,607	6.000	09/01/37	42,962
671,395	6.000	10/01/37	771,572
5,261	6.000	11/01/37	6,058
391,791	6.000	12/01/37	447,612
1,103,388	6.000	01/01/38	1,266,018
104,992	5.000	03/01/38	119,843
98,266	6.000	03/01/38	112,939
363,202	6.000	05/01/38	415,328
23,518	6.000	07/01/38	26,868

Principal Amount	Interest Rate		Maturity Date		Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$21,594	6.000%		08/01/38		$ 24,682
814,609	6.000		09/01/38		935,604
426,963	6.000		10/01/38		488,997
2,098,419	6.000		11/01/38		2,403,404
6,218,381	6.000		12/01/38		7,105,473
3,322	6.000		01/01/39		3,794
17,464	4.500		04/01/39		19,196
8,549	6.000		04/01/39		9,835
122,686	6.000		07/01/39		142,067
27,108	4.000		08/01/39		29,059
13,543	4.000		09/01/39		14,517
98,470	6.000		09/01/39		112,499
72,473	4.500		10/01/39		80,873
904,111	6.000		10/01/39		1,039,860
293,819	6.000		10/01/40		335,657
10,348	4.500		05/01/41		11,468
1,527,947	6.000		05/01/41		1,745,656
43,882	4.500		06/01/41		48,330
155,364	6.000		07/01/41		178,911
53,696	4.500		08/01/41		59,617
13,914	4.500		10/01/41		15,420
412,166	5.000		11/01/41		458,369
13,468	6.000		01/01/42		15,577
5,630	4.500		11/01/42		6,173
1,724,214	3.000		12/01/42		1,808,000
3,038,115	3.000		01/01/43		3,186,489
807,757	3.000		04/01/43		847,009
69,396	4.500		12/01/43		76,983
100,000,000	3.500		TBA-30yr	(g)	105,465,548
1,000,000	6.000		TBA-30yr	(g)	1,143,750

					169,237,755

TOTAL FEDERAL AGENCIES					$ 170,953,614

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $2,237,923,798)					$ 2,258,620,973

Agency Debentures – 8.2%
FFCB
$79,750,000	0.632	%(d)	05/09/18		$ 79,786,127
31,600,000	3.440		06/17/30		35,657,882
11,000,000	2.850		02/10/31		11,546,491
3,000,000	3.020		04/09/31		3,207,336
FHLB(d)
378,500,000	0.554		10/27/17		378,356,927
428,500,000	0.554		10/27/17		428,387,305

TOTAL AGENCY DEBENTURES (Cost $931,259,210)					$ 936,942,068

Asset-Backed Securities – 21.3%
Auto(c) – 0.1%
Skopos Auto Receivables Trust Series 2015-1A, Class A
$4,096,218	3.100%		12/15/23		$ 4,095,961
Skopos Auto Receivables Trust Series 2015-2A, Class A
8,117,521	3.550		02/15/20		8,112,050

					12,208,011

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – 15.2%
ACIS CLO Ltd. Series 2013-1A, Class ACOM(d)
$23,550,000	1.847%	04/18/24	$ 22,678,650
ACIS CLO Ltd. Series 2013-2A, Class A(d)
8,194,167	1.124	10/14/22	8,094,706
ACIS CLO Ltd. Series 2013-2A, Class ACOM(d)
51,880,412	1.322	10/14/22	51,185,214
ACIS CLO Ltd. Series 2014-4A, Class A(d)
144,665,932	2.036	05/01/26	142,115,182
ACIS CLO Ltd. Series 2014-4A, Class B(d)
33,234,068	2.386	05/01/26	30,834,502
ACIS CLO Ltd. Series 2014-4A, Class C(d)
11,050,000	3.166	05/01/26	9,473,729
Anchorage Capital CLO 4 Ltd. Series 2014-4A, Class A1A(d)
1,500,000	2.071	07/28/26	1,491,235
B&M CLO Ltd. Series 2014-1A, Class A1(d)
74,650,000	2.020	04/16/26	73,500,390
B&M CLO Ltd. Series 2014-1A, Class A2(d)
12,850,000	2.570	04/16/26	12,317,110
Black Diamond CLO Ltd. Series 2006-1A, Class AD(d)
14,338,662	0.888	04/29/19	14,182,500
Callidus Debt Partners CLO Fund VI Ltd. Series 2006-A, Class A1T(d)
291,042	0.879	10/23/21	286,392
Cedar Funding V CLO Ltd. Series 2016-5A, Class A1(d)
850,000	2.243	07/17/28	849,985
Crown Point CLO lll Ltd. Series 2015-3A, Class ACOM(d)
32,600,000	0.000	12/31/27	31,941,480
Crown Point CLO Ltd. Series 2012-1A, Class ACOM(d)
5,145,334	0.000	11/21/22	5,095,424
Crown Point CLO Ltd. Series 2013-2A, Class ACOM(d)
118,100,000	0.000	12/14/23	115,572,188
Cutwater 2014-I Ltd. Series 2014-1A, Class A1B(d)
1,000,000	1.982	07/15/26	972,091
Cutwater 2014-I Ltd. Series 2014-1A, Class A2(d)
150,000	2.772	07/15/26	142,737
Cutwater 2014-I Ltd. Series 2014-1A, Class B(d)
150,000	3.472	07/15/26	131,882
Doral CLO 1 Ltd. Series 2012-3A, Class A1(d)
9,070,567	2.073	12/19/22	8,995,290
Halcyon Loan Advisors Funding Ltd. Series 2014-1A, Class A1(d)
47,300,000	2.150	04/18/26	46,383,326
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A1B(d)
64,150,000	2.041	04/28/25	63,133,928
Halcyon Loan Advisors Funding Ltd. Series 2014-2A, Class A2(d)
55,600,000	2.621	04/28/25	52,508,251
Halcyon Loan Advisors Funding Ltd. Series 2015-2A, Class A(d)
114,100,000	2.009	07/25/27	109,923,826
Hildene CLO II Ltd. Series 2014-2A, Class A(d)
1,800,000	2.070	07/19/26	1,774,843
Hildene CLO II Ltd. Series 2014-2A, Class B1(d)
350,000	2.820	07/19/26	339,649
MidOcean Credit CLO III Series 2014-3A, Class A(d)
1,300,000	2.084	07/21/26	1,282,960
Monroe Capital BSL CLO Ltd. Series 2015-1A, Class A1(d)
129,864,000	2.048	05/22/27	127,657,611
Ocean Trails CLO IV Series 2013-4A, Class A(d)
1,300,000	1.918	08/13/25	1,283,486
OCP CLO Ltd. Series 2012-2A, Class ACOM(d)
13,573,372	0.000	11/22/23	13,390,131
OCP CLO Ltd. Series 2014-5A, Class ACOM(d)
140,200,000	0.000	04/26/26	135,629,480

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – (continued)
OFSI Fund V Ltd. Series 2013-5A, Class ACOM(d)
$11,950,000	0.000%	04/17/25	$ 11,598,670
OFSI Fund VI Ltd. Series 2014-6A, Class A1(d)
32,975,300	1.652	03/20/25	32,161,404
OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(d)
120,000,000	0.000	03/20/25	116,256,000
OFSI Fund VII Ltd. Series 2014-7A, Class A(d)
117,074,553	1.961	10/18/26	115,238,239
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM(d)
750,000	0.000	10/18/26	733,950
OFSI Fund VII Ltd. Series 2014-7A, Class B(d)
28,925,447	2.750	10/18/26	28,005,097
Regatta IV Funding Ltd. Series 2014-1A, Class ACOM(d)
1,550,000	0.000	07/25/26	1,527,215
Saratoga Investment CLO Corp. Series 2013-1A, Ltd. Class A1(d)
16,000,000	1.924	10/20/23	15,946,432
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM(d)
1,000,000	0.000	10/20/26	981,800
Trinitas CLO II Ltd. Series 2014-2A, Class ACOM(d)
58,700,000	0.000	07/15/26	56,440,050
Trinitas CLO II Ltd. Series 2014-2A, Class C(d)
10,200,000	3.432	07/15/26	8,623,243
Trinitas CLO Ltd. Series 2014-1A, Class A1(d)
58,150,000	2.152	04/15/26	57,525,120
Trinitas CLO Ltd. Series 2014-1A, Class B1(d)
14,950,000	2.522	04/15/26	14,038,170
Wasatch Ltd. Series 2006-1A, Class A1B(d)
727,994	0.858	11/14/22	706,208
Z Capital Credit Partners CLO Ltd. Series 2015-1A, Class ACOM(d)
120,650,000	0.000	07/16/27	117,537,230
Zais CLO 1 Ltd. Series 2014-1A, Class ACOM
93,200,000	1.714	04/15/26	91,606,280

			1,752,093,286

Home Equity – 1.4%
ACE Securities Corp. Home Equity Loan Trust Series 2007-ASAP1, Class A2C(d)
10,677,827	0.706	03/25/37	6,374,711
ACE Securities Corp. Home Equity Loan Trust Series 2007-HE2, Class A2D(d)
16,641,000	0.716	05/25/36	11,371,033
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R8, Class M2(d)
5,440,000	0.936	10/25/35	4,959,745
Bayview Financial Mortgage Pass-Through Trust 2006-A, Class M3(d)
10,095,000	1.099	02/28/41	7,912,311
Bayview Opportunity Master Fund IIIb RPL Trust Series 2015-3, Class A1(c)(h)
5,757,650	3.623	04/28/30	5,765,523
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3(d)
6,400,000	0.846	01/25/36	5,355,950
Citigroup Mortgage Loan Trust Series 2007-WFH2, Class A4(d)
300,000	0.796	03/25/37	274,085
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2(h)
74,630	4.070	12/25/35	74,817
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF3(h)
9,006,000	4.070	12/25/35	8,508,438
First Franklin Mortgage Loan Trust Series 2006-FF12, Class A4(d)
2,100,165	0.586	09/25/36	1,920,533

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Asset-Backed Securities – (continued)
Home Equity – (continued)
First Franklin Mortgage Loan Trust Series 2006-FF6, Class A4(d)
$25,000,000	0.696%	04/25/36	$ 20,216,722
GSAA Home Equity Trust Series 2007-10, Class A2A
4,146,681	6.500	11/25/37	2,957,756
GSAMP Trust Series 2006-HE8, Class A2C(d)
16,678,582	0.616	01/25/37	13,408,178
HSI Asset Securitization Corp. Trust Series 2006-OPT1, Class 2A4(d)
8,600,000	0.746	12/25/35	7,845,215
JPMorgan Mortgage Acquisition Trust Series 2006-CH1, Class A5(d)
3,850,000	0.676	07/25/36	3,657,212
JPMorgan Mortgage Acquisition Trust Series 2007-CH2, Class AV5(d)
7,450,000	0.706	01/25/37	5,886,325
Lehman XS Trust Series 2006-16N, Class A321(d)
7,429,732	0.646	11/25/46	5,522,165
Lehman XS Trust Series 2007-3, Class 1BA2(d)
338,116	1.404	03/25/37	259,453
Morgan Stanley Mortgage Loan Trust Series 2007-1XS, Class 2A1(d)
7,712,968	0.526	09/25/46	2,628,195
Saxon Asset Securities Trust Series 2007-2, Class A2C(d)
6,694,480	0.686	05/25/47	4,651,866
Securitized Asset Backed Receivables LLC Trust Series 2004-DO1, Class M1(d)
4,721,049	1.421	07/25/34	4,417,119
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC3, Class A3(d)
3,044,077	0.606	10/25/36	2,354,481
Structured Asset Securities Corp. Mortgage Loan Trust Series 2007-EQ1, Class A1(d)
5,536,346	0.661	03/25/37	4,107,986
Vericrest Opportunity Loan Trust XXV LLC Series 2015-NPL8, Class A1(c)(h)
29,331,168	3.500	06/26/45	29,204,448
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M1(d)
4,017,992	1.106	10/25/35	3,873,882

			163,508,149

Student Loan(d) – 4.6%
Access Group, Inc. Series 2006-1, Class A2
8,725,591	0.739	08/25/23	8,685,776
Access Group, Inc. Series 2015-1, Class A(c)
39,028,385	1.146	07/25/56	38,153,743
Bank of America Student Loan Trust Series 2010-1A, Class A(c)
180,132	1.419	02/25/43	177,478
GCO Education Loan Funding Trust Series 2006-1, Class A8L
4,110,936	0.759	05/25/25	4,012,131
Goal Capital Funding Trust Series 2006-1, Class A3
2,753,982	0.749	11/25/26	2,749,859
Higher Education Funding I Series 2005-1, Class A4
19,304,749	0.769	02/25/30	19,136,284
Nelnet Student Loan Trust Series 2005-4, Class A3
32,928,290	0.777	06/22/26	32,755,439
Panhandle-Plains Higher Education Authority, Inc. Series 2011-1, Class A2
5,447,765	1.562	07/01/24	5,455,875
Scholar Funding Trust Series 2010-A, Class A(c)
34,505,300	1.371	10/28/41	33,814,287
SLC Student Loan Trust Series 2005-3, Class A3
8,800,000	0.754	06/15/29	8,375,486
SLM Student Loan Trust Series 2003-14, Class A5
17,741,996	0.868	01/25/23	17,658,131

Principal Amount		Interest Rate		Maturity Date	Value
Asset-Backed Securities – (continued)
Student Loan(d) – (continued)
SLM Student Loan Trust Series 2005-4, Class A3
	$69,423,448	0.739%		01/25/27	$ 66,364,228
SLM Student Loan Trust Series 2005-5, Class A4(b)
	12,900,000	0.778		10/25/28	12,151,163
SLM Student Loan Trust Series 2006-10, Class A5A
	439,142	0.719		04/25/27	433,167
SLM Student Loan Trust Series 2006-9, Class A4
	2,211,514	0.689		10/25/22	2,209,612
SLM Student Loan Trust Series 2007-1, Class A5
	50,750,000	0.709		01/26/26	49,418,356
SLM Student Loan Trust Series 2007-2, Class A4
	81,200,000	0.679		07/25/22	75,082,116
SLM Student Loan Trust Series 2008-2, Class A3
	19,904,561	1.369		04/25/23	19,085,873
SLM Student Loan Trust Series 2008-4, Class A4
	40,750,000	2.269		07/25/22	40,917,026
SLM Student Loan Trust Series 2008-5, Class A4
	44,974,238	2.319		07/25/23	44,987,942
SunTrust Student Loan Trust Series 2006-1A, Class A4(c)
	34,887,937	0.811		10/28/37	31,970,185
Wachovia Student Loan Trust Series 2005-1, Class A5
	10,982,415	0.749		01/26/26	10,850,931

					524,445,088

TOTAL ASSET-BACKED SECURITIES (Cost $2,458,281,765)					$ 2,452,254,534

Foreign Debt Obligations – 22.7%
Sovereign – 22.7%
Brazil Letras do Tesouro Nacional(i)
BRL	256,152,000	0.000%		01/01/17	$ 74,646,909
Brazil Loan Trust 1
	$7,668,544	5.477		07/24/23	7,227,603
Brazil Notas do Tesouro Nacional
BRL	32,887,000	10.000		01/01/17	10,053,788
	46,667,554	6.000		08/15/40	14,435,012
	367,947,903	6.000		08/15/50	113,243,099
Dominican Republic
DOP	61,100,000	10.375		03/04/22	1,330,516
	98,700,000	14.500		02/10/23	2,516,211
	$17,540,000	6.600	(c)	01/28/24	18,943,200
	16,850,000	6.600		01/28/24	18,198,000
	15,112,000	5.875		04/18/24	15,754,260
	55,610,000	5.500	(c)	01/27/25	56,583,175
	2,784,000	8.625		04/20/27	3,257,280
DOP	30,000,000	18.500		02/04/28	933,268
	58,700,000	11.375		07/06/29	1,301,506
Government of Japan
JPY	57,200,000	0.100		02/15/17	555,205
	280,000,000	0.100		03/15/17	2,719,008
	57,200,000	0.200		03/20/17	555,887
Italy Buoni Poliennali Del Tesoro
EUR	97,390,722	2.100		09/15/16	108,790,498
	206,224,887	2.350		09/15/19	248,608,479
	39,541,852	2.350	(c)	09/15/24	50,402,363
Japan Government Two Year Bond
JPY	125,000,000,000	0.100		06/15/18	1,220,088,970

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
Japan Treasury Discount Bill(i)
	$70,000,000	0.000%	07/04/16	$ 677,868
	700,000,000	0.000	08/08/16	6,780,283
Japanese Government CPI Linked Bond
	2,077,858,500	0.100	09/10/24	21,459,702
	15,594,293,748	0.100	03/10/26	161,809,769
Republic of Costa Rica
	$3,360,000	9.995	08/01/20	4,030,320
Republic of Indonesia
EUR	2,510,000	2.625 (c)	06/14/23	2,820,290
	$30,825,000	5.875	01/15/24	35,602,875
	24,820,000	4.125	01/15/25	25,812,800
	11,820,000	4.750 (c)	01/08/26	12,898,575
Republic of Venezuela
	20,000	7.000	12/01/18	10,000
	40,540,000	7.750	10/13/19	18,141,650
	60,000	6.000	12/09/20	24,375
	6,160,000	12.750	08/23/22	3,141,600
	18,337,000	9.000	05/07/23	7,816,146
	54,670,000	8.250	10/13/24	22,824,725
	110,000	7.650	04/21/25	44,825
	9,260,000	11.750	10/21/26	4,398,500
	130,000	9.250	09/15/27	62,725
	24,298,000	9.250	05/07/28	10,448,140
	20,790,000	11.950	08/05/31	9,771,300
	60,000	9.375	01/13/34	25,950
Spain Government Inflation Linked Bond(c)
EUR	147,355,113	0.550	11/30/19	168,730,749
United Mexican States
MXN	3,544,500	7.750	12/14/17	202,979
	1,600,614,300	4.750	06/14/18	87,382,087
	241,369,600	6.500	06/10/21	13,782,432
	154,502,100	8.000	12/07/23	9,591,298
	39,328,100	10.000	12/05/24	2,748,903
	75,763,000	8.500	05/31/29	4,981,977
	1,546,000	7.750	11/23/34	96,574
	475,100	10.000	11/20/36	36,449
	754,100	7.750	11/13/42	47,737

TOTAL FOREIGN DEBT OBLIGATIONS (Cost $2,633,848,590)				$2,606,347,840

Structured Note – 0.0%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
	$7,948,104	6.000%	08/15/40	$ 2,458,474
(Cost $4,257,138)

Municipal Debt Obligations(b) – 1.6%
Puerto Rico – 1.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	$4,980,000	6.000%	07/01/38	$ 3,523,350
	10,335,000	6.000	07/01/44	7,234,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	4,510,000	5.750	07/01/37	3,157,000
	45,000	5.250	07/01/42	30,150
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	2,695,000	5.000	07/01/33	1,805,650

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations (b)– (continued)
Puerto Rico – (continued)
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
$3,035,000	5.750%		07/01/41	$ 1,965,162
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
1,495,000	5.500		07/01/32	968,013
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
1,160,000	5.875		07/01/36	751,100
3,340,000	5.750		07/01/38	2,162,650
2,170,000	6.000		07/01/39	1,410,500
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 C
1,780,000	6.000		07/01/39	1,157,000
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
1,120,000	6.000		07/01/34	728,000
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
1,010,000	5.625		07/01/32	653,975
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
515,000	5.500		07/01/26	333,463
1,975,000	5.500		07/01/39	1,278,812
2,115,000	5.000		07/01/41	1,369,462
Puerto Rico Commonwealth GO Bonds Series 2014 A
24,185,000	8.000		07/01/35	16,113,256
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
1,960,000	5.125		07/01/31	1,269,100
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
455,000	5.000		07/01/34	294,613
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
605,000	5.250		07/01/27	391,738
Puerto Rico Commonwealth GO Unrefunded Balance Refunding for Public Improvement 2006 B
670,000	5.000		07/01/35	433,825
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(i)
2,005,000	0.000		08/01/35	232,440
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(i)
5,315,000	0.000		08/01/37	554,673
4,330,000	0.000		08/01/38	423,344
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
1,205,000	5.250		08/01/40	838,981
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
1,005,000	5.500		08/01/23	445,969
1,650,000	5.250		08/01/27	719,813
35,735,000	0.000	(i)	08/01/32	15,366,765
21,040,000	5.750		08/01/37	9,336,500
155,000	6.375		08/01/39	70,235
28,895,000	6.000		08/01/42	12,930,512
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
9,275,000	0.000	(i)	08/01/33	2,875,528
19,405,000	5.500		08/01/37	8,538,200
20,640,000	5.375		08/01/39	9,030,000
53,980,000	5.500		08/01/42	23,751,200

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations (b)– (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
$230,000	5.375%		08/01/36	$ 100,770
5,990,000	5.375		08/01/38	2,620,625
1,935,000	6.000		08/01/39	865,913
62,040,000	5.250		08/01/41	27,064,950
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
14,210,000	5.000		08/01/43	6,145,825
9,605,000	5.250		08/01/43	4,190,181
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
29,305,000	5.500		08/01/28	12,894,200

TOTAL MUNICIPAL DEBT OBLIGATIONS (Cost $287,962,723)				$ 186,027,943

U.S. Treasury Obligations – 10.4%
United States Treasury Bonds
$2,100,000	3.625%		08/15/43	$ 2,704,359
89,400,000	3.625	(j)	02/15/44	115,050,649
259,900,000	2.875		08/15/45	291,171,163
42,400,000	3.000	(j)	11/15/45	48,667,567
61,060,000	2.500		05/15/46	63,535,983
United States Treasury Inflation Protected Securities
127,658,944	2.625	(j)	07/15/17	132,924,875
88,106,259	0.125		04/15/19	89,992,614
45,659,808	0.125		01/15/22	46,558,850
16,323,300	0.125		01/15/23	16,555,417
71,468,224	0.375		07/15/23	73,958,177
307,578	0.625		01/15/24	322,237
272,022	0.125		07/15/24	274,955
16,241,197	0.375		07/15/25	16,731,032
22,618,666	2.500		01/15/29	28,686,802
25,899,120	2.125		02/15/40	33,871,128
23,762,318	1.375		02/15/44	27,460,209
United States Treasury Notes
400,000	0.750		12/31/17	401,096
900,000	0.750		01/31/18	902,547
830,000	0.750		02/28/18	832,382
75,900,000	1.625		06/30/20	78,057,839
111,000,000	2.000		07/31/20	115,857,351
10,550,000	2.250		11/15/25	11,251,364

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,142,731,458)				$ 1,195,768,596

Shares	Description			Value
Common Stock(e) – 0.7%
Oil, Gas & Consumable Fuels – 0.7%
7,625,809	Magnum Hunter Resources Corp. (Cost $76,258,090)			$ 83,350,092

Shares	Rate		Value
Preferred Stocks(b) – 0.4%
Banks – 0.4%
Citigroup Capital XIII(d)
400,700	7.008%		$ 10,446,249
ING Groep NV
707,693	6.125		18,223,095
221,148	6.200		5,707,830
300,962	6.375		7,825,012

TOTAL PREFERRED STOCKS – 0.4% (Cost $42,237,038)			$ 42,202,186

Shares	Rate		Value
Investment Company(d)(k) – 0.4%
Goldman Sachs Financial Square Government Fund - FST Shares
41,916,627	0.290%		$ 41,916,627
(Cost $41,916,627)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost $10,765,658,872)			$10,616,551,517

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 1.3%
Commercial Paper – 1.3%
Duke Energy Corp.
$35,000,000	0.955%	07/07/16	$ 34,994,517
Ford Motor Credit Co. LLC
26,600,000	0.986	09/01/16	26,555,563
Mondelez International, Inc.
15,000,000	0.010	07/13/16	14,995,950
Monsanto Co.
29,400,000	0.964	07/15/16	29,389,138
Schlumberger Holdings Corp.
29,550,000	1.119	09/12/16	29,484,087
United Technologies Corp.
13,700,000	0.731	07/07/16	13,698,356

TOTAL SHORT-TERM INVESTMENTS (Cost $149,117,611)			$ 149,117,611

TOTAL INVESTMENTS – 93.6% (Cost $10,914,776,483)			$10,765,669,128

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.4%			739,575,903

NET ASSETS – 100.0%			$11,505,245,031

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on June 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,804,752,796, which represents approximately 24.4% of net assets as of June 30, 2016.

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(e)	Security is currently in default and/or non-income producing.

(f)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $106,609,298 which represents approximately 0.9% of net assets as of June 30, 2016.

(h)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on June 30, 2016.

(i)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(j)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(k)	Represents an Affiliated Fund.

Currency Abbreviations:
AED	— United Arab Emirates Dirham
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
DOP	— Dominican Peso
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar

PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
CDOR	— Canadian Dollar Offered Rate
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
EURO	— Euro Offered Rate
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FREMF	— Freddie Mac Multi Family
GNMA	— Government National Mortgage Association
GO	— General Obligation
JYOR	— Japanese Yen Offered Rate
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Bank of America Securities LLC	CHF	14,599,739	EUR	13,406,556	$15,022,565	09/21/16	$99,278
	EUR	6,703,278	CHF	7,241,417	7,461,643	09/21/16	10,507
	EUR	18,232,000	HUF	5,732,760,688	20,294,650	09/21/16	149,224
	KRW	49,452,712,848	USD	41,775,962	42,880,365	07/15/16	1,104,403
	MXN	2,070,140,972	USD	110,537,216	112,295,277	09/21/16	1,758,061
	PLN	52,051,913	EUR	11,767,000	13,168,835	09/21/16	70,593
	SEK	205,018,184	GBP	17,565,590	24,319,824	09/21/16	916,742
	USD	23,399,000	BRL	76,449,213	23,336,692	09/02/16	62,308
	USD	30,062,259	SGD	40,450,874	30,001,835	09/21/16	60,424
Barclays Bank PLC	CAD	25,730,091	USD	19,700,000	19,918,893	09/21/16	218,893
	CNH	183,736,605	USD	26,792,901	27,500,258	09/01/16	707,357
	CNY	171,434,712	USD	25,318,965	25,704,604	08/05/16	385,639
	CNY	208,465,697	USD	30,966,384	31,232,064	08/16/16	265,680
	GBP	35,154,000	USD	46,759,390	46,836,569	09/21/16	77,179
	USD	19,132,000	AUD	25,712,704	19,119,140	09/21/16	12,860
	USD	108,265,295	CNH	721,046,862	107,920,656	09/01/16	344,639
	USD	43,546,424	GBP	30,749,000	40,967,675	09/21/16	2,578,748
	USD	47,793,000	SGD	64,074,259	47,522,962	09/21/16	270,038
	USD	7,852,000	ZAR	117,514,006	7,845,917	09/21/16	6,083
	ZAR	558,005,045	USD	36,581,318	37,255,656	09/21/16	674,338
BNP Paribas SA	CNH	684,364,311	USD	100,464,520	102,430,299	09/01/16	1,965,779
	EUR	10,590,827	USD	11,756,051	11,758,683	07/13/16	2,632
	TWD	2,095,694,764	USD	64,632,067	65,144,382	07/07/16	512,315
	USD	7,263,824	NOK	60,650,025	7,246,090	09/21/16	17,734
Citibank NA	AED	890,869,076	USD	242,466,136	242,492,425	08/11/16	26,289
	ARS	149,697,800	USD	9,298,000	9,499,998	09/29/16	201,998
	CNH	1,229,976,620	USD	180,507,263	184,093,283	09/01/16	3,586,020
	GBP	53,597,024	USD	70,753,363	71,408,679	09/21/16	655,315
	IDR	518,827,762,955	USD	37,801,659	39,308,370	07/15/16	1,506,712
	IDR	564,077,157,400	USD	42,268,802	42,582,574	08/10/16	313,772
	MYR	117,448,299	USD	28,592,229	29,446,734	07/27/16	854,505
	MYR	62,002,831	USD	15,471,698	15,545,401	07/28/16	73,702
	NZD	125,096,000	USD	87,718,566	89,152,149	08/05/16	1,433,583
	NZD	33,701,000	USD	23,750,106	23,962,079	09/21/16	211,973
	RUB	1,310,338,814	USD	20,328,000	20,409,602	07/14/16	81,602
	USD	32,490,236	CNH	212,463,399	31,799,860	09/01/16	690,376
	USD	23,972,765	EUR	21,100,000	23,487,117	09/21/16	485,648
	USD	58,352,379	GBP	39,853,418	53,097,724	09/21/16	5,254,655
	USD	170,108,752	SEK	1,379,521,588	163,259,588	07/29/16	6,849,163
	USD	53,351,354	TWD	1,711,778,183	53,243,489	08/18/16	107,864
	ZAR	275,354,867	USD	17,763,226	18,515,164	08/16/16	751,938
	ZAR	122,906,122	USD	7,979,000	8,205,926	09/21/16	226,926
Credit Suisse International (London)	CAD	252,968,516	USD	192,575,786	195,816,031	07/15/16	3,240,245
	CHF	55,413,776	EUR	50,434,185	57,018,622	09/21/16	878,643
	COP	77,059,402,865	USD	25,785,311	26,289,552	07/15/16	504,241
	JPY	5,702,055,724	USD	54,727,476	55,376,165	09/21/16	648,689
	NOK	72,259,531	USD	8,610,218	8,633,122	09/21/16	22,904
	RUB	2,589,873,935	USD	40,094,000	40,373,884	07/11/16	279,884
	RUB	3,044,440,214	USD	47,008,000	47,218,064	07/29/16	210,064
	USD	11,087,496	EUR	9,826,117	10,937,780	09/21/16	149,716
Deutsche Bank AG	AUD	106,514,421	USD	78,656,639	79,335,837	08/04/16	679,198
	BRL	95,071,429	USD	26,088,000	29,551,707	07/05/16	3,463,707
	CNH	182,608,476	USD	26,829,000	27,331,409	09/01/16	502,409
	CNY	212,345,981	USD	31,431,641	31,859,197	07/26/16	427,556
	CNY	179,661,304	USD	26,586,949	26,943,942	08/02/16	356,993

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Deutsche Bank AG (continued)	CNY	87,810,514	USD	12,976,284	$13,168,055	08/03/16	$191,771
	KRW	24,495,989,571	USD	20,547,000	21,249,518	07/05/16	702,518
	KRW	23,343,809,150	USD	19,819,000	20,240,577	07/18/16	421,577
	KRW	24,495,989,571	USD	20,883,197	21,231,811	08/16/16	348,614
	USD	112,596,716	CNH	748,771,613	112,070,280	09/01/16	526,436
	USD	19,659,395	EUR	17,392,000	19,359,618	09/21/16	299,777
	USD	23,865,177	GBP	17,125,000	22,816,073	09/21/16	1,049,104
HSBC Bank PLC	AUD	27,174,000	USD	20,144,358	20,205,713	09/21/16	61,355
	CNH	184,431,593	USD	26,795,000	27,604,279	09/01/16	809,279
	CNY	340,356,094	USD	50,016,509	51,107,922	07/14/16	1,091,412
	CNY	287,605,480	USD	42,565,654	43,183,865	07/15/16	618,211
	CNY	168,886,462	USD	24,896,655	25,347,621	07/21/16	450,966
	CNY	250,125,137	USD	37,008,972	37,511,456	08/02/16	502,484
	IDR	288,816,800,384	USD	21,505,346	21,841,572	07/29/16	336,225
	MXN	372,820,718	USD	19,921,000	20,223,746	09/21/16	302,746
	MYR	169,318,128	USD	40,760,000	42,451,580	07/08/16	1,691,580
	MYR	70,791,404	USD	17,372,550	17,748,879	07/25/16	376,329
	MYR	137,475,694	USD	34,119,002	34,449,305	08/10/16	330,303
	USD	24,467,280	CNH	162,658,480	24,358,422	08/18/16	108,858
	USD	97,286,000	CNH	641,785,624	96,057,454	09/01/16	1,228,546
	USD	5,517,602	CNH	36,593,843	5,471,866	09/21/16	45,736
	USD	47,963,875	GBP	35,010,000	46,644,714	09/21/16	1,319,161
	USD	23,578,043	NOK	191,880,000	22,927,363	07/29/16	650,680
	USD	11,508,003	SEK	94,565,291	11,217,596	09/21/16	290,407
	USD	23,896,000	TWD	763,276,474	23,729,551	07/27/16	166,449
JPMorgan Chase Bank (London)	CHF	19,712,039	EUR	17,811,000	20,282,922	09/21/16	456,902
	CNH	182,413,149	USD	26,833,000	27,302,174	09/01/16	469,174
	CNY	531,162,419	USD	77,719,750	79,776,147	07/11/16	2,056,397
	CNY	353,131,587	USD	51,742,863	53,033,701	07/12/16	1,290,838
	JPY	1,061,041,825	USD	9,782,027	10,304,429	09/21/16	522,401
	MXN	1,903,633,929	USD	101,858,523	103,263,064	09/21/16	1,404,541
	MYR	74,362,815	USD	18,347,222	18,643,293	08/01/16	296,071
	RUB	2,655,353,556	USD	40,494,000	41,430,061	07/08/16	936,061
	USD	95,131,000	CNH	621,770,801	93,061,791	09/01/16	2,069,209
	USD	35,173,749	CNH	232,619,830	34,783,572	09/21/16	390,177
	USD	46,669,412	GBP	34,226,002	45,600,173	09/21/16	1,069,239
	USD	7,761,565	MXN	142,392,127	7,724,094	09/21/16	37,471
Morgan Stanley & Co.	BRL	470,342,609	USD	128,635,436	146,199,831	07/05/16	17,564,395
	CNH	102,820,710	USD	15,077,898	15,389,400	09/01/16	311,502
	JPY	2,036,330,240	USD	19,600,000	19,776,053	09/21/16	176,053
	KRW	47,446,713,312	USD	41,017,258	41,144,766	07/08/16	127,508
	MXN	1,446,277,230	USD	76,921,457	78,453,644	09/21/16	1,532,187
	RUB	1,517,949,430	USD	23,504,000	23,542,795	07/29/16	38,795
	RUB	4,098,424,672	USD	61,716,757	63,364,186	08/11/16	1,647,429
	USD	23,884,718	GBP	17,331,000	23,090,532	09/21/16	794,185
Royal Bank of Canada	BRL	359,800,813	USD	105,663,719	109,831,878	09/02/16	4,168,159
	CAD	92,956,017	USD	71,374,000	71,961,696	09/21/16	587,696
	USD	23,863,000	CAD	30,795,058	23,839,927	09/21/16	23,073
	USD	47,037,826	GBP	35,254,000	46,969,801	09/21/16	68,024
Royal Bank of Scotland PLC	CAD	26,043,932	USD	19,994,113	20,161,852	09/21/16	167,739
	EUR	17,651,000	HUF	5,535,353,600	19,647,919	09/21/16	196,199
	MXN	147,831,949	USD	8,019,000	8,019,178	09/21/16	178
	NOK	430,836,890	EUR	45,821,715	51,473,726	09/21/16	468,040
	TRY	127,018,066	USD	42,989,000	43,317,286	09/21/16	328,286
	USD	22,083,656	CAD	28,322,841	21,926,065	09/21/16	157,591
Standard Chartered Bank	AUD	6,112,574	USD	4,509,735	4,545,114	09/21/16	35,379
	CNH	366,032,340	USD	53,628,000	54,784,859	09/01/16	1,156,859
	CNY	344,610,588	USD	50,581,328	51,721,485	07/21/16	1,140,157
	CNY	341,709,486	USD	50,505,781	51,282,488	07/22/16	776,707
	TWD	1,328,985,539	USD	40,967,495	41,311,332	07/07/16	343,837
	USD	153,647,000	CNH	1,000,055,812	149,680,535	09/01/16	3,966,465
	ZAR	360,430,867	USD	22,620,841	24,064,457	09/21/16	1,443,616
State Street Bank (London)	CAD	30,713,617	USD	23,504,000	23,776,879	09/21/16	272,879
	MXN	135,726,095	USD	7,210,000	7,362,493	09/21/16	152,493
	USD	188,526,336	EUR	165,369,627	184,078,470	09/21/16	4,447,866
	USD	37,043,087	GBP	26,231,000	34,948,229	09/21/16	2,094,858

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

UBS AG (London)	USD	23,862,000	SGD	31,963,149	$23,706,611	09/21/16	$155,389
	CHF	8,267,759	EUR	7,617,632	8,507,203	09/21/16	27,761
	EUR	7,617,632	CHF	8,170,291	8,479,441	09/21/16	72,529
	EUR	7,776,000	HUF	2,439,195,120	8,655,726	09/21/16	84,179
	GBP	17,901,020	USD	23,643,040	23,849,984	09/21/16	206,944
	MYR	169,318,128	USD	41,701,918	42,371,197	09/08/16	669,279
	TWD	1,411,108,250	USD	43,241,757	43,866,180	07/14/16	624,423
	USD	47,082,801	GBP	34,962,000	46,580,762	09/21/16	502,039
Westpac Banking Corp.	AUD	234,077,587	USD	168,911,890	174,052,572	09/21/16	5,140,681
	CNH	184,138,723	USD	26,795,000	27,560,444	09/01/16	765,444
	EUR	97,865,597	GBP	79,177,870	108,937,474	09/21/16	3,446,782
	USD	64,858,000	CNH	425,784,663	63,728,119	09/01/16	1,129,883
	USD	984,457,788	EUR	867,964,000	963,674,837	07/13/16	20,782,954
	USD	810,569,615	GBP	553,661,719	737,184,154	07/20/16	73,385,463

TOTAL							$223,048,654

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Bank of America Securities LLC	EUR	41,981,278	CHF	45,534,792	$46,730,766	09/21/16	$(122,765)
	EUR	21,553,000	HUF	6,888,856,072	23,991,366	09/21/16	(216,681)
	JPY	4,208,657,750	USD	41,244,000	40,872,860	09/21/16	(371,140)
	SEK	416,573,046	EUR	44,716,395	49,415,047	09/21/16	(360,270)
	USD	20,357,000	JPY	2,182,982,895	21,200,287	09/21/16	(843,287)
	USD	20,211,000	SGD	27,463,919	20,369,596	09/21/16	(158,596)
Barclays Bank PLC	USD	37,606,000	BRL	126,849,137	38,721,644	09/02/16	(1,115,644)
	USD	25,318,965	CNH	171,333,436	25,671,007	08/05/16	(352,042)
	USD	30,966,384	CNH	208,341,832	31,202,116	08/16/16	(235,732)
	USD	52,761,000	CNH	358,429,215	53,646,882	09/01/16	(885,882)
	USD	98,626,461	NZD	145,666,777	103,571,965	09/21/16	(4,945,505)
BNP Paribas SA	ARS	142,611,265	USD	9,413,285	9,318,967	08/01/16	(94,317)
	EUR	12,235,421	PLN	53,842,580	13,619,656	09/21/16	(2,207)
	HUF	6,618,648,534	EUR	21,029,000	23,258,514	09/21/16	(149,570)
	HUF	15,360,534,580	USD	54,964,073	53,978,271	09/21/16	(985,801)
	NOK	92,509,075	USD	11,088,426	11,052,412	09/21/16	(36,014)
	SEK	1,098,370,824	EUR	119,165,992	130,291,785	09/21/16	(2,355,871)
	USD	132,324,858	AED	488,722,670	132,932,025	12/07/16	(607,167)
	USD	64,612,140	TWD	2,095,694,764	65,196,737	08/25/16	(584,596)
Citibank NA	AED	796,654,515	USD	216,717,768	216,689,146	12/07/16	(28,622)
	AUD	27,277,563	NZD	28,711,544	20,282,719	09/21/16	(131,758)
	CNH	136,228,048	USD	20,547,000	20,370,138	09/21/16	(176,862)
	EUR	17,771,000	CHF	19,492,210	19,781,495	09/21/16	(275,231)
	EUR	52,765,000	USD	59,887,270	58,734,488	09/21/16	(1,152,781)
	GBP	18,435,438	USD	26,625,198	24,562,004	09/21/16	(2,063,194)
	PLN	152,913,800	EUR	35,189,000	38,686,312	09/21/16	(483,743)
	SEK	677,768,818	EUR	73,237,863	80,398,812	09/21/16	(1,124,706)
	SEK	1,433,759,000	USD	176,796,765	169,678,319	07/29/16	(7,118,446)
	USD	241,727,000	AED	890,869,076	242,492,425	08/11/16	(765,425)
	USD	104,213,419	CAD	136,389,416	105,585,566	09/21/16	(1,372,147)
	USD	47,093,026	GBP	35,647,024	47,493,438	09/21/16	(400,411)
	USD	23,898,000	IDR	323,277,327,240	24,450,841	07/28/16	(552,841)
	USD	20,247,000	KRW	23,462,304,588	20,344,125	07/15/16	(97,125)
	USD	144,541,681	KRW	172,669,492,599	149,701,676	07/25/16	(5,159,994)
	USD	130,331,168	MXN	2,490,811,084	135,611,541	08/16/16	(5,280,373)
	USD	22,330,764	MYR	91,716,913	22,982,855	08/10/16	(652,091)
	USD	81,710,599	NZD	116,528,000	83,045,994	08/05/16	(1,335,395)
	USD	19,826,238	RUB	1,280,656,000	19,964,314	07/11/16	(138,077)
	USD	167,054,166	SGD	230,292,584	170,804,717	09/21/16	(3,750,552)
	USD	41,828,700	TRY	126,280,844	43,065,870	09/21/16	(1,237,170)
	USD	100,394,971	TWD	3,275,320,928	101,817,715	07/14/16	(1,422,744)
	USD	19,308,431	TWD	625,207,000	19,448,579	08/22/16	(140,148)

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Credit Suisse International (London)	SEK	78,904,858	USD	9,579,901	$9,359,913	09/21/16	$(219,989)
	USD	176,778,408	CAD	232,217,000	179,752,849	07/15/16	(2,974,441)
	USD	12,088,063	CLP	8,278,066,177	12,490,493	07/14/16	(402,430)
	USD	42,692,080	COP	129,324,983,251	44,120,454	07/15/16	(1,428,374)
Deutsche Bank AG	EUR	12,883,000	PLN	57,553,257	14,340,499	09/21/16	(220,145)
	GBP	36,273,814	USD	53,058,008	48,328,525	09/21/16	(4,729,483)
	JPY	7,666,251,820	USD	74,752,225	74,333,117	08/10/16	(419,109)
	KRW	24,307,619,000	USD	21,112,276	21,073,759	07/27/16	(38,517)
	USD	102,225,756	AUD	138,431,000	103,108,473	08/04/16	(882,717)
	USD	23,504,000	BRL	77,445,680	23,640,871	09/02/16	(136,871)
	USD	31,431,641	CNH	212,227,780	31,809,560	07/26/16	(377,919)
	USD	26,586,949	CNH	179,541,663	26,904,117	08/02/16	(317,168)
	USD	12,976,284	CNH	87,758,609	13,149,997	08/03/16	(173,713)
	USD	26,419,000	CNH	180,815,520	27,063,053	09/01/16	(644,053)
	USD	20,895,666	KRW	24,495,989,571	21,249,518	07/05/16	(353,852)
	USD	30,544,476	KRW	35,465,191,084	30,747,751	07/25/16	(203,275)
	USD	39,431,221	MYR	162,652,407	40,780,345	07/28/16	(1,349,124)
	USD	23,541,687	NZD	33,542,000	23,849,027	09/21/16	(307,339)
	USD	40,456,000	SGD	55,188,376	40,932,430	09/21/16	(476,430)
	USD	64,436,832	THB	2,268,981,956	64,536,639	07/27/16	(99,807)
	USD	21,015,696	THB	742,442,501	21,111,819	08/11/16	(96,123)
	USD	20,553,779	THB	724,459,062	20,595,119	08/25/16	(41,340)
	USD	20,871,341	THB	735,547,805	20,908,005	09/02/16	(36,664)
HSBC Bank PLC	CNH	195,003,933	USD	29,484,000	29,186,664	09/01/16	(297,336)
	CNH	315,731,550	USD	47,793,000	47,211,241	09/21/16	(581,759)
	CNY	162,780,817	USD	24,467,280	24,384,082	08/18/16	(83,198)
	EUR	17,653,000	CHF	19,202,351	19,650,145	09/21/16	(108,328)
	EUR	7,722,140	USD	8,756,443	8,595,772	09/21/16	(160,671)
	NOK	175,890,000	USD	21,613,206	21,016,750	07/29/16	(596,456)
	USD	83,353,237	AED	307,931,845	83,757,120	12/07/16	(403,883)
	USD	19,700,000	CAD	25,545,226	19,775,781	09/21/16	(75,781)
	USD	9,192,087	CLP	6,212,472,087	9,361,236	07/28/16	(169,148)
	USD	50,016,509	CNH	340,312,330	51,030,936	07/14/16	(1,014,426)
	USD	42,565,654	CNH	287,518,220	43,112,630	07/15/16	(546,976)
	USD	24,896,655	CNH	168,849,117	25,312,656	07/21/16	(416,001)
	USD	37,008,972	CNH	250,001,527	37,462,448	08/02/16	(453,476)
	USD	78,909,590	CNH	540,964,691	80,967,365	09/01/16	(2,057,775)
	USD	65,474,340	NZD	93,147,697	66,229,859	09/21/16	(755,519)
	USD	23,194,202	SGD	31,620,656	23,452,588	09/21/16	(258,386)
	USD	19,819,000	TRY	59,506,944	20,293,801	09/21/16	(474,801)
	USD	20,357,000	TWD	663,908,948	20,637,518	07/07/16	(280,518)
	USD	20,211,000	TWD	652,179,058	20,273,718	07/13/16	(62,718)
JPMorgan Chase Bank (London)	EUR	43,192,000	PLN	193,603,389	48,078,462	09/21/16	(902,082)
	GBP	17,423,000	USD	23,894,251	23,213,106	09/21/16	(681,144)
	PLN	408,170,070	USD	103,324,386	103,264,681	09/21/16	(59,705)
	SEK	434,601,535	EUR	46,565,614	51,553,636	09/21/16	(280,109)
	USD	77,719,750	CNH	531,369,931	79,689,837	07/11/16	(1,970,087)
	USD	51,742,863	CNH	353,274,397	52,978,715	07/12/16	(1,235,852)
	USD	24,889,000	CNH	166,914,096	24,982,397	09/01/16	(93,397)
	USD	19,819,000	IDR	266,048,274,100	20,148,867	07/18/16	(329,867)
	USD	21,280,629	IDR	284,351,760,000	21,503,906	07/29/16	(223,277)
	USD	19,700,000	JPY	2,040,161,550	19,813,262	09/21/16	(113,262)
	USD	20,357,000	KRW	23,866,953,940	20,696,908	07/08/16	(339,908)
	USD	41,632,166	KRW	48,103,885,909	41,709,148	07/18/16	(76,982)
	USD	9,530,263	NZD	13,576,357	9,653,059	09/21/16	(122,796)
	USD	41,231,318	RUB	2,736,605,060	42,624,868	07/14/16	(1,393,550)
	USD	32,448,646	TWD	1,046,793,320	32,539,426	07/07/16	(90,780)
	USD	72,189,612	TWD	2,358,434,627	73,322,019	07/28/16	(1,132,407)
	USD	21,432,932	TWD	694,319,842	21,587,869	08/03/16	(154,937)
Merrill Lynch & Co., Inc.	EUR	7,369,090	USD	8,235,776	8,181,683	07/13/16	(54,093)
	USD	696,088,528	JPY	72,756,356,302	705,456,439	08/10/16	(9,367,912)
Morgan Stanley & Co.	SEK	137,228,579	USD	16,771,855	16,278,434	09/21/16	(493,422)
	USD	40,258,000	BRL	139,269,715	43,290,164	07/05/16	(3,032,164)
	USD	23,504,000	BRL	78,069,476	23,831,289	09/02/16	(327,289)
	USD	103,719,586	CAD	136,230,491	105,462,534	09/21/16	(1,742,948)
	USD	71,809,396	EUR	64,929,000	72,274,644	09/21/16	(465,248)
	USD	20,228,000	KRW	23,579,759,372	20,447,859	07/08/16	(219,859)
	USD	40,997,056	KRW	47,446,713,312	41,124,268	08/16/16	(127,212)

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Morgan Stanley & Co. (continued)	USD	8,302,471	RUB	549,880,963	$8,564,847	07/14/16	$(262,376)
	USD	95,448,000	RUB	6,311,279,470	97,940,964	07/27/16	(2,492,964)
	USD	115,664,639	TWD	3,742,664,317	116,351,996	07/22/16	(687,358)
	USD	41,704,254	TWD	1,342,793,564	41,757,859	08/10/16	(53,606)
	USD	8,091,000	ZAR	123,708,154	8,259,474	09/21/16	(168,474)
Royal Bank of Canada	CAD	25,538,744	USD	19,819,000	19,770,762	09/21/16	(48,238)
	EUR	8,703,347	USD	9,746,400	9,687,987	09/21/16	(58,413)
	USD	127,142,345	BRL	426,144,324	132,461,373	07/05/16	(5,319,029)
	USD	203,716,143	BRL	740,956,354	228,303,620	08/02/16	(24,587,477)
	USD	23,863,000	CAD	30,933,297	23,946,944	09/21/16	(83,944)
	USD	8,794,024	JPY	938,335,529	9,112,753	09/21/16	(318,729)
Royal Bank of Scotland PLC	COP	68,559,522,720	USD	23,504,000	23,389,736	07/15/16	(114,264)
	EUR	21,426,000	PLN	95,877,708	23,849,998	09/21/16	(406,511)
	EUR	21,498,000	SEK	201,974,140	23,930,144	09/21/16	(28,588)
	GBP	38,635,424	USD	55,554,417	51,441,921	07/20/16	(4,112,496)
	GBP	7,829,513	USD	11,316,152	10,431,460	09/21/16	(884,692)
	USD	19,875,000	MXN	376,064,415	20,399,701	09/21/16	(524,701)
	USD	23,647,000	TRY	70,964,411	24,201,169	09/21/16	(554,169)
Standard Chartered Bank	CNH	1,030,317,036	USD	156,079,500	154,062,988	09/21/16	(2,016,512)
	EUR	22,732,457	USD	25,381,584	25,239,177	07/13/16	(142,407)
	EUR	62,661,000	USD	71,724,914	69,750,058	09/21/16	(1,974,856)
	USD	9,746,400	AUD	13,493,189	10,033,101	09/21/16	(286,701)
	USD	148,912,291	CAD	194,636,555	150,677,461	09/21/16	(1,765,169)
	USD	50,581,328	CNH	344,610,588	51,661,563	07/21/16	(1,080,235)
	USD	50,505,781	CNH	341,507,463	51,194,396	07/22/16	(688,615)
	USD	131,675,767	HKD	1,021,501,095	131,800,147	09/21/16	(124,381)
	USD	52,846,596	TWD	1,713,978,035	53,278,770	07/07/16	(432,175)
	USD	40,967,495	TWD	1,328,985,539	41,345,604	08/26/16	(378,109)
	USD	15,971,000	ZAR	246,914,012	16,485,413	09/21/16	(514,413)
State Street Bank (London)	AUD	28,314,000	NZD	30,110,523	21,053,381	09/21/16	(355,798)
	EUR	2,234,492	SEK	20,981,880	2,487,288	09/21/16	(1,641)
	EUR	20,994,458	USD	23,424,147	23,309,528	07/13/16	(114,619)
	EUR	28,917,353	USD	32,380,785	32,188,874	09/21/16	(191,910)
	GBP	35,111,000	USD	47,560,072	46,779,279	09/21/16	(780,794)
	JPY	2,432,158,212	USD	23,862,000	23,620,182	09/21/16	(241,818)
	NOK	72,591,685	USD	8,699,684	8,672,805	09/21/16	(26,878)
	SEK	1,862,106,631	EUR	201,052,338	220,888,239	09/21/16	(2,909,850)
	USD	39,436,118	JPY	4,283,669,395	41,601,344	09/21/16	(2,165,227)
	USD	15,664,461	NZD	22,313,729	15,865,504	09/21/16	(201,043)
	USD	23,248,961	SGD	31,633,699	23,462,262	09/21/16	(213,301)
UBS AG (London)	CHF	46,332,410	EUR	43,128,000	47,674,250	09/21/16	(332,972)
	EUR	17,614,000	CHF	19,241,005	19,606,733	09/21/16	(191,513)
	EUR	21,605,000	HUF	6,876,455,215	24,049,249	09/21/16	(115,221)
	EUR	4,919,000	PLN	22,000,046	5,475,504	09/21/16	(90,381)
	GBP	6,016,796	USD	8,769,901	8,016,330	09/21/16	(753,571)
	HUF	6,680,504,987	EUR	21,174,000	23,475,883	09/21/16	(93,606)
	NOK	65,010,315	USD	7,974,964	7,767,030	09/21/16	(207,934)
	SEK	1,186,506,645	EUR	127,903,181	140,746,700	09/21/16	(1,626,614)
	SEK	65,388,551	USD	7,877,664	7,756,571	09/21/16	(121,093)
	USD	23,784,996	GBP	17,901,020	23,849,984	09/21/16	(64,989)
	USD	627,248,011	JPY	65,452,702,705	634,639,129	08/10/16	(7,391,118)
	USD	21,433,307	KRW	24,833,700,797	21,533,261	07/15/16	(99,954)
	USD	41,765,695	MYR	169,318,128	42,451,580	07/08/16	(685,885)
	USD	34,163,884	NZD	48,522,843	34,500,702	09/21/16	(336,818)
	USD	7,644,605	TWD	247,379,414	7,690,119	07/14/16	(45,514)
	USD	9,896,284	TWD	323,954,862	10,070,637	07/15/16	(174,352)
Westpac Banking Corp.	AUD	119,669,566	NZD	125,899,937	88,982,443	09/21/16	(534,907)
	EUR	154,878,266	USD	175,613,715	171,956,773	07/13/16	(3,656,941)
	GBP	499,025,000	USD	730,580,584	664,436,984	07/20/16	(66,143,601)
	USD	97,276,154	AUD	133,282,891	99,104,875	09/21/16	(1,828,721)
	USD	17,198,977	CHF	17,008,000	17,438,053	07/18/16	(239,075)
	USD	26,256,000	CNH	179,864,365	26,920,692	09/01/16	(664,692)
	USD	11,958,000	HKD	92,706,787	11,961,581	09/21/16	(3,581)
	USD	19,757,862	KRW	23,048,731,745	19,985,517	07/15/16	(227,654)
	USD	42,648,903	MYR	173,453,087	43,488,301	07/27/16	(839,396)
	USD	27,647,248	NZD	39,040,962	27,758,898	09/21/16	(111,648)

TOTAL							$(242,933,483)

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

Eurodollars	(270)	September 2016	$(67,064,625)	$(81,624)
Eurodollars	(270)	December 2016	(67,044,375)	(111,999)
Eurodollars	(270)	March 2017	(67,030,875)	(128,874)
Eurodollars	(270)	June 2017	(67,007,250)	(144,061)
Eurodollars	(270)	September 2017	(66,980,250)	(155,874)
Japan 10 Year Government Bonds	(184)	September 2016	(272,476,444)	(1,505,773)
Ultra Long U.S. Treasury Bonds	(1,755)	September 2016	(327,088,125)	(12,667,986)
2 Year U.S. Treasury Notes	(6,218)	September 2016	(1,363,782,288)	(6,033,221)
5 Year U.S. Treasury Notes	(13,384)	September 2016	(1,635,043,819)	(15,145,853)
10 Year U.S. Treasury Notes	(6,334)	September 2016	(842,323,031)	(9,420,671)
20 Year U.S. Treasury Bonds	(246)	September 2016	(42,396,563)	(1,529,759)

TOTAL				$(46,925,695)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Bank of America Securities LLC	KRW	57,343,520	(a)	11/04/17	2.060%	3 month KWCDC	$578,677
Barclays Bank PLC		217,875,100		11/07/17	2.034	3 month KWCDC	2,116,019
		19,262,500		05/20/23	3 month KWCDC	2.840%	(1,847,917)
Citibank NA		7,061,700		10/14/17	2.240	3 month KWCDC	87,313
		136,480,620		10/28/17	2.173	3 month KWCDC	1,568,548
	MYR	112,250		09/17/18	3 month KLIBOR	3.830	(227,134)
		42,800		09/24/18	3 month KLIBOR	3.785	(76,569)
		169,560		11/19/18	3 month KLIBOR	3.915	(443,232)
		51,130		11/21/18	3 month KLIBOR	3.960	(150,175)
	BRL	106,690	(a)	01/04/21	1 month Brazilian Interbank Deposit Average	11.990	(31,987)
	MYR	36,600		11/15/23	3 month KLIBOR	4.450	(442,286)
	KRW	28,266,470		01/07/24	3 month KWCDC	3.471	(4,167,487)
Credit Suisse International (London)	BRL	36,980		01/02/18	11.935	1 month Brazilian Interbank Deposit Average	(325,986)
Deutsche Bank AG	KRW	55,677,880		03/03/17	2.850	3 month KWCDC	534,901
		111,467,390		10/13/17	2.248	3 month KWCDC	1,382,826
		278,210,230		10/15/17	2.253	3 month KWCDC	3,448,635
		34,254,690		11/04/17	2.075	3 month KWCDC	352,394
	BRL	40		01/02/18	11.900	1 month Brazilian Interbank Deposit Average	(363)
	MYR	112,770		09/13/18	3 month KLIBOR	3.920	(281,521)
		50,380		11/14/18	3 month KLIBOR	3.880	(124,331)
		477,120		03/12/19	3 month KLIBOR	4.027	(1,774,811)
	BRL	96,070	(a)	01/04/21	1 month Brazilian Interbank Deposit Average	12.520	(466,723)
	MYR	26,840		08/14/23	3 month KLIBOR	4.490	(337,482)

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS — (continued)

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

JPMorgan Securities, Inc.	KRW	230,094,560	03/05/17	2.889%	3 month KWCDC	$2,288,349
	MYR	113,040	11/26/18	3 month KLIBOR	3.955%	(330,898)
		254,240	12/11/18	3 month KLIBOR	3.972	(779,423)
		34,420	08/15/23	3 month KLIBOR	4.520	(449,220)
		64,380	09/26/23	3 month KLIBOR	4.330	(638,384)
	KRW	31,495,660	10/31/23	3 month KWCDC	3.230	(4,007,882)
		62,836,430	11/06/23	3 month KWCDC	3.320	(8,410,824)
		34,996,240	01/15/24	3 month KWCDC	3.445	(5,096,352)
		8,900,000	12/18/28	3 month KWCDC	3.495	(2,065,145)
Morgan Stanley & Co. International PLC		19,402,350	10/13/17	2.250	3 month KWCDC	241,331
		113,180,350	10/13/17	2.245	3 month KWCDC	1,400,399
		14,081,670	10/14/17	2.250	3 month KWCDC	175,951
		14,081,680	10/14/17	2.245	3 month KWCDC	175,030
		53,882,840	10/28/17	2.168	3 month KWCDC	615,394
		132,770,610	10/29/17	2.175	3 month KWCDC	1,534,809
	MYR	67,180	11/20/18	3 month KLIBOR	3.934	(187,556)
	BRL	63,100	01/04/21	1 month Brazilian Interbank Deposit Average	11.980	229,148
		83,443	01/04/21	1 month Brazilian Interbank Deposit Average	12.600	(463,639)
		122,750	01/04/21	1 month Brazilian Interbank Deposit Average	12.698	(781,705)
	KRW	36,546,310	06/27/23	3 month KWCDC	3.413	(4,785,402)

TOTAL						$(21,964,710)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

GBP	48,030		04/15/17	6 month GBP	2.250%	$215	$61,795
SEK	10,125,820		06/15/18	0.050%	3 month STIBOR	5,162,177	930,696
JPY	125,000,000		06/15/18	6 month JYOR	0.174	101,377	(362,945)
GBP	902,950	(a)	09/21/18	0.400	6 month GBP	6,338	2,271,910
	884,430	(a)	09/21/18	0.464	6 month GBP	793,223	2,936,535
PLN	2,452,910	(a)	09/21/18	1.614	6 month WIBOR	(204,063)	567,948
EUR	2,424,730	(a)	09/21/18	6 month EURO	0.375	467,612	59,793
	2,521,690	(a)	09/21/18	6 month EURO	0.400	2,043,353	(366,525)
JPY	60,000,000		06/15/19	0.174	6 month JYOR	(1,359)	1,359
PLN	285,790		06/17/19	3.048	6 month WIBOR	970,181	2,070,879
	285,790		06/17/19	6 month WIBOR	3.045	310	(3,035,115)
EUR	715,440	(a)	06/22/19	6 month EURO	0.160	(194,248)	(400,745)
PLN	64,550	(a)	09/21/20	2.018	6 month WIBOR	149	187,866
GBP	38,270	(a)	05/15/21	2.700	6 month GBP	491	(428,247)
CAD	3,912,610	(a)	09/21/21	1.500	6 month CDOR	59,457,508	25,754,683
GBP	220,230	(a)	09/21/21	1.750	6 month GBP	15,789,973	1,020,150
	$3,069,170	(a)	09/21/21	3 month LIBOR	2.000	(117,193,538)	(30,701,171)
SEK	1,988,150	(a)	09/21/21	3 month STIBOR	0.250	254,502	(2,593,182)
EUR	685,940	(a)	09/21/21	6 month EURO	0.500	(20,914,449)	(228,867)
CAD	475,050	(a)	09/29/22	2.242	6 month CDOR	354,269	7,213,989
GBP	218,650	(a)	12/11/22	6 month GBP	1.940	(2,989,124)	(14,141,031)
CAD	151,700	(a)	02/12/23	1.590	6 month CDOR	107,916	653,091
GBP	32,010		12/15/24	6 month GBP	3.150	(2,014,406)	(488,348)
EUR	740,390	(a)	05/11/25	1.568	6 month EURO	25,689,021	11,599,569
	612,830	(a)	05/11/25	1.568	6 month EURO	2,513,582	28,350,647
	1,185,520	(a)	05/25/25	0.863	6 month EURO	3,281,910	8,871,754

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS — (continued)

					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	JPY	35,705,060	(a)	12/16/25	6 month JYOR	1.000%	$(32,656,779)	$16,116,622
	PLN	120,250	(a)	01/20/26	3.295%	6 month WIBOR	358	989,506
		258,340	(a)	01/22/26	3.125	6 month WIBOR	765	1,637,113
		124,260	(a)	01/25/26	3.155	6 month WIBOR	367	831,823
	GBP	43,190	(a)	04/15/26	3.000	6 month GBP	427,883	(216,919)
		44,740	(a)	05/15/26	6 month GBP	2.870	19,934	532,289
	PLN	98,450	(a)	06/15/26	2.876	6 month WIBOR	383	289,052
	EUR	770,840	(a)	06/16/26	1.000	6 month EURO	1,456,344	2,303,484
	PLN	159,775	(a)	06/16/26	2.972	6 month WIBOR	613	636,875
	CAD	40,550	(a)	06/29/26	1.695	6 month CDOR	475	14,449
	GBP	16,070	(a)	07/15/26	6 month GBP	1.462	155,022	(1,144,373)
	EUR	1,061,140	(a)	09/21/26	1.000	6 month EURO	50,368,876	14,345,892
	AUD	790,430	(a)	09/21/26	2.500	6 month AUDOR	5,300,366	11,113,806
		$955,200	(a)	09/21/26	3 month LIBOR	2.250	(61,874,581)	(15,147,398)
	SEK	2,344,240	(a)	09/21/26	3 month STIBOR	1.000	1,667,539	(7,182,752)
		$338,840	(a)	12/15/26	2.500	3 month LIBOR	7,217,322	3,109,132
	AUD	63,780	(a)	12/15/26	6 month AUDOR	3.500	(1,362,829)	(821,525)
	GBP	117,400	(a)	12/15/26	6 month GBP	2.250	(5,879,542)	(82,590)
		442,980	(a)	12/11/27	2.190	6 month GBP	7,982,647	51,891,487
	JPY	10,310,540	(a)	07/01/29	0.070	6 month JYOR	(264,135)	(104,635)
	GBP	32,010		12/15/29	3.377	6 month GBP	2,875,215	1,718,972
		16,660		05/15/31	3.070	6 month GBP	503	72,857
		229,700		12/11/32	6 month GBP	2.250	(5,435,792)	(36,573,853)
	EUR	157,950	(a)	05/11/35	6 month EURO	1.695	(6,782,880)	(7,886,703)
		203,490	(a)	05/11/35	6 month EURO	1.695	(8,408,316)	(10,490,787)
		47,520	(a)	12/17/35	2.250	6 month EURO	2,794,982	1,623,715
		$422,180	(a)	12/17/35	3.000	3 month LIBOR	23,269,503	6,435,842
	GBP	89,590	(a)	12/17/35	6 month GBP	2.500	(9,653,483)	(408,996)
	JPY	42,203,750	(a)	12/17/35	6 month JYOR	2.000	(40,234,816)	(28,715,850)
		29,424,530	(a)	03/30/36	6 month JYOR	0.900	(2,817,065)	(13,393,767)
		75,681,560	(a)	09/21/36	6 month JYOR	0.500	(21,649,633)	(28,897,426)
		4,508,700	(a)	07/01/39	6 month JYOR	0.170	464,782	52,881
	GBP	24,900		12/15/39	3.568	6 month GBP	3,335,238	4,179,403
	CAD	58,010	(a)	09/29/40	6 month CDOR	2.835	745,658	(7,135,370)
		17,300	(a)	02/12/41	6 month CDOR	2.265	427	(590,617)
	GBP	24,900		12/15/44	6 month GBP	3.565	(4,028,193)	(6,159,297)
	EUR	120,640	(a)	12/19/45	1.250	6 month EURO	906,121	2,553,920
		$404,020	(a)	12/19/45	2.750	3 month LIBOR	11,623,308	6,278,011
	JPY	35,410,150	(a)	12/19/45	6 month JYOR	2.000	(28,137,430)	(29,623,994)
	GBP	14,760		04/15/46	6 month GBP	3.247	(359,396)	(1,088,711)
		232,290	(a)	06/15/46	6 month GBP	1.600	(1,282,707)	(12,024,891)
	CAD	10,670	(a)	06/29/46	6 month CDOR	1.948	296	(30,666)
	GBP	7,140	(a)	07/15/46	1.680	6 month GBP	(107,811)	1,288,735
		$127,000	(a)	09/21/46	2.750	3 month LIBOR	20,846,574	7,202,837
	GBP	29,850	(a)	09/21/46	6 month GBP	2.250	(7,539,236)	(3,294,667)

TOTAL							$(123,530,203)	$(35,990,596)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	People’s Republic of China 7.500% 10/28/27	$13,180	(1.000)%	03/20/19	0.677%	$(13,552)	$(105,420)
Barclays Bank PLC		98,670	(1.000)	03/20/19	0.677	(179,908)	(710,752)
		470	(1.000)	06/20/21	1.198	4,385	(82)
Citibank NA		518,290	(1.000)	03/20/19	0.677	(1,398,418)	(3,280,005)
		1,072,530	(1.000)	06/20/19	0.719	(3,419,886)	(5,766,607)
		2,060	(1.000)	06/20/21	1.198	19,936	(1,073)
JPMorgan Securities, Inc.		66,660	(1.000)	03/20/19	0.677	(170,645)	(431,072)
		24,020	(1.000)	06/20/19	0.719	(83,718)	(122,020)

TOTAL						$(5,241,806)	$(10,417,031)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America Investment Grade Index 26	$854,325	(1.000)%	06/20/21	0.783%	$(8,880,618)	$(250,968)
CDX North America High Yield Index 26	952,900	(5.000)	06/20/21	4.263	(15,374,458)	(15,924,337)
CDX North America High Yield Index 25	36,482	(5.000)	12/20/20	3.963	(77,977)	(1,464,379)

TOTAL					$(24,333,053)	$(17,639,684)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Barclays Bank PLC	$19,795	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	$45,210	$119,862
Credit Suisse International (London)
	29,904	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 2.064%, Series 13	01/12/44	One month LIBOR	(5,078)	398,650
	29,043	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 14	01/12/45	One month LIBOR	104,768	(527,841)
	24,835	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	37,305	169,795
Deutsche Bank AG	43,874	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	(75,284)	441,153

GOLDMAN SACHS STRATEGIC INCOME FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS (continued)

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)

JPMorgan Securities, Inc.
	$20,422	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 13	01/12/44	One month LIBOR	$(7,646)	$276,426
	60,378	Markit IOS Fannie-Mae Index, 30 yr Fixed Rate, 3.500%, Series 14	01/12/45	One month LIBOR	(783,605)	(95,942)
	27,185	Markit MBX Fannie-Mae Index, 30 yr Fixed Rate, 6.500%, Series 67	01/12/38	One month LIBOR	123,745	102,953
	25,548	Markit MBX Ginnie-Mae Index, 30 yr Fixed Rate, 4.500%, Series 10	01/12/41	One month LIBOR	71,290	(158,989)

TOTAL					$(489,295)	$726,067

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$10,922,105,661

Gross unrealized gain	208,089,063
Gross unrealized loss	(364,525,596)

Net unrealized security loss	$(156,436,533)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s and GSAMI’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM and GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM and GSAMI regularly perform price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv. Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

v. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

vi. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vii. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

ii. Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximates fair value and are generally classified as Level 2 of the fair value hierarchy.

i. Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statement[s] of Assets and Liabilities for financial reporting purposes.

A Fund entering into a reverse repurchase agreement is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that a Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to the Fund.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM and GSAMI believe that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM and GSAMI, consistent with their procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

For further information regarding security characteristics, see the Schedules of Investments. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2016:

BOND FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$131,489,103	$—
Mortgage-Backed Obligations	—	199,025,300	1,197,586
U.S. Treasury Obligations and/or Other U.S. Government Agencies	109,441,603	22,748,610	—
Asset-Backed Securities	—	46,360,150	—
Foreign Debt Obligations	4,267,772	13,975,541	—
Structured Note	—	1,471,496	—
Municipal Debt Obligations	—	6,550,733	—
Government Guarantee Obligations	—	5,462,647	—
Investment Company	25,951,372	—	—
Total	$139,660,747	$427,083,580	$1,197,586
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(27,427,969)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$2,800,383	$—
Futures Contracts	1,574,077	—	—
Interest Rate Swap Contracts	—	3,795,890	—
Credit Default Swap Contracts	—	4	—
Total	$1,574,077	$6,596,277	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,735,767)	$—
Futures Contracts	(185,108)	—	—
Interest Rate Swap Contracts	—	(4,674,372)	—
Credit Default Swap Contracts	—	(76,912)	—
Total	$(185,108)	$(7,487,051)	$—

CORE FIXED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$324,696,995	$—
Mortgage-Backed Obligations	—	295,879,766	1
U.S. Treasury Obligations and/or Other U.S. Government Agencies	143,759,288	99,708,215	—
Asset-Backed Securities	—	77,058,946	—
Foreign Debt Obligations	3,584,041	18,379,017	—
Municipal Debt Obligations	—	9,689,293	—
Government Guarantee Obligations	—	28,829,692	—
Investment Company	45,353,235	—	—
Total	$192,696,564	$854,241,924	$1
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,054,922)	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$1,854,552	$—
Futures Contracts(a)	1,566,477	—	—
Total	$1,566,477	$1,854,552	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(2,139,431)	$—
Futures Contracts	(398,694)	—	—
Total	$(398,694)	$(2,139,431)	$—

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

GLOBAL INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$300,081,032	$79,990,153	$—
Corporate Obligations	—	140,305,324	—
Foreign Debt Obligation	—	3,865,714	—
Asset-Backed Securities	—	90,261,305	—
Mortgage-Backed Obligations	—	151,270,200	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	62,614,095	2,795,743	—
Government Guarantee Obligations	4,179,722	12,486,653	—
Short-term Investments	—	30,900,000	—
Total	$366,874,849	$511,875,092	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(1,054,922)	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$10,557,839	$—
Futures Contracts	593,551	—	—
Interest Rate Swap Contracts	—	4,847,426	—
Total	$593,551	$15,405,265	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(5,819,973)	$—
Futures Contracts(a)	(765,633)	—	—
Interest Rate Swap Contracts(a)	—	(5,569,012)	—
Credit Default Swap Contracts(a)	—	(356,749)	—
Written Options Contracts	—	(7,632)	—
Total	$(765,633)	$(11,753,366)	$—

STRATEGIC INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$102,738,430	$82,985,399
Corporate Obligations	—	624,938,355	—
Mortgage-Backed Obligations	—	2,201,236,664	57,384,309
U.S. Treasury Obligations and/or Other U.S. Government Agencies	1,195,768,596	936,942,068	—
Asset-Backed Securities	—	2,452,254,534	—
Foreign Debt Obligations	1,822,448,031	783,899,809	—
Structured Note	—	2,458,474	—
Municipal Debt Obligations	—	186,027,943	—
Common Stock and/or Other Equity Investments(b)
North America		10,446,249	83,350,092
Europe	—	31,755,937	—
Investment Company	41,916,627	—	—
Short-term Investments	—	149,117,611	—
Total	$3,060,133,254	$7,481,816,074	$223,719,800

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$223,048,654	$—
Interest Rate Swap Contracts	—	244,613,908	—
Total Return Swap Contracts	—	1,508,839	—
Total	$—	$469,171,401	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(242,933,483)	$—
Futures Contracts	(46,925,695)	—	—
Interest Rate Swap Contracts	—	(302,569,214)	—
Credit Default Swap Contracts	—	(28,056,715)	—
Total Return Swap Contracts	—	(782,772)	—
Total	$(46,925,695)	$(574,342,184)	$—

The following is a reconciliation of Level 3 investments for the period ended June 30, 2016:

	Bank Loans	Mortgage-Backed Securities	Common Stock
Beginning Balance as of April 1, 2016	$144,803,291	$61,203,575	$—
Realized gain (loss)	(43,144,262)	388,450	—
Net change in unrealized gain (loss) relating to instruments still held at reporting date	63,463,187	(3,022,717)	7,092,002
Purchases	19,663,841	312,291	76,258,090
Sales	(85,566,123)	(1,497,290)	—
Amortization	321,059	—
Transfers into Level 3	4,445,528	—
Transfers out of Level 3	(21,001,122)	—	—
Ending Balance as of June 30, 2016	$82,985,399	$57,384,309	$83,350,092

(a)	Amount shown represents unrealized gain (loss) at period end.

(b)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

For further information regarding security characteristics, see the Schedules of Investments.

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2016, the Global Income Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2016, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$30,900,000	$30,900,368	$31,518,006

REPURCHASE AGREEMENTS — At March 31, 2016, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amount
BNP Paribas Securities Co.	0.400%	$4,566,635
Citigroup Global Markets, Inc.	0.440	6,178,388
Merrill Lynch & Co., Inc.	0.440	11,558,959
Merrill Lynch & Co., Inc.	0.420	8,596,018
TOTAL		$30,900,000

At June 30, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.499%	09/14/16
Federal Home Loan Mortgage Corp.	2.000 to 7.500	09/01/17 to 07/01/46
Federal National Mortgage Association	0.625 to 6.500	08/26/16 to 07/01/46
Government National Mortgage Association	3.500 to 6.000	01/20/37 to 05/20/46
Tennessee Valley Authority	4.250	09/15/65
United States Treasury Floating Rate Note	0.488	10/31/17
United States Treasury Note	0.375 to 4.250	10/31/16 to 08/15/20
United States Treasury Bond	6.250	05/15/30
United States Treasury Stripped Securities	0.000	08/15/29 to 08/15/42

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS MULTI-SECTOR FIXED INCOME FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Global Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Global Income Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – 16.6%
Argentinian Peso(a) – 0.3%
Republic of Argentina
ARS	610,000	32.588%		03/28/17	$ 41,214
	1,990,000	33.424		10/09/17	145,193

					186,407

Brazilian Real – 3.5%
Brazil Letras do Tesouro Nacional(b)
BRL	3,103,000	0.000		01/01/17	904,265
Brazil Notas do Tesouro Nacional
	255,000	10.000		01/01/17	77,956
	3,643,364	6.000		08/15/50	1,121,316

					2,103,537

Dominican Peso – 0.4%
Dominican Republic
DOP	1,300,000	16.000		07/10/20	33,691
	10,300,000	11.375		07/06/29	228,373

					262,064

Euro – 5.1%
Italy Buoni Poliennali Del Tesoro
EUR	331,588	2.100		09/15/16	370,402
	1,028,636	2.350		09/15/19	1,240,042
	230,945	2.350	(c)	09/15/24	294,376
Spain Government Inflation Linked Bond(c)
	1,040,530	0.550		11/30/19	1,191,472

					3,096,292

Mexican Peso – 0.1%
United Mexican States
MXN	1,301,800	5.750		03/05/26	70,332
	178,600	7.750		11/23/34	11,157

					81,489

Polish Zloty – 1.9%
Poland Government Bond
PLN	4,740,000	1.750		07/25/21	1,175,250

Russian Ruble – 3.0%
Russian Federation Bond
RUB	44,630,000	8.150		02/03/27	698,495
	68,640,000	8.500		09/17/31	1,097,553

					1,796,048

South African Rand – 0.5%
Republic of South Africa
ZAR	825,000	8.875		02/28/35	53,185
	3,900,000	8.750		01/31/44	242,667
	75,000	8.750		02/28/48	4,657

					300,509

Principal Amount	Interest Rate	Maturity Date	Value
Foreign Sovereign Debt Obligations – (continued)
United States Dollar – 1.8%
Republic of Venezuela
$1,830,000	7.750%	10/13/19	$ 818,925
30,000	6.000	12/09/20	12,187
140,000	9.000	05/07/23	59,675
140,000	8.250	10/13/24	58,450
30,000	11.750	10/21/26	14,250
130,000	9.250	05/07/28	55,900
60,000	11.950	08/05/31	28,200
30,000	9.375	01/13/34	12,975

			1,060,562

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS (Cost $9,279,090)			$10,062,158

Mortgage-Backed Obligations – 18.1%
Collateralized Mortgage Obligations – 9.8%
Interest Only(d) – 1.8%
FHLMC STRIPS Series 304, Class C45
$524,507	3.000%	12/15/27	$ 44,560
FNMA REMIC Series 2015-34, Class LS(a)
886,766	5.647	06/25/45	177,366
GNMA REMIC Series 2013-183, Class NI
1,022,471	4.500	10/20/42	100,336
GNMA REMIC Series 2014-133, Class NI
705,347	5.000	09/20/44	117,226
GNMA REMIC Series 2015-129, Class IC
1,194,629	4.500	09/16/45	166,817
GNMA REMIC Series 2015-14, Class IO
1,325,074	5.000	10/20/44	221,136
GNMA REMIC Series 2015-63, Class IY
1,126,777	4.000	05/20/45	146,060
GNMA REMIC Series 2015-95, Class GI
809,831	4.500	07/16/45	157,855

			1,131,356

Inverse Floaters(a) – 8.0%
FHLMC REMIC Series 4314, Class SE
1,873,482	5.608	03/15/44	318,455
FHLMC REMIC Series 4372, Class SH
1,857,324	5.658	08/15/44	310,670
FHLMC REMIC Series 4431, Class ST
885,327	5.658	01/15/45	197,311
FNMA REMIC Series 2013-121, Class SA
1,107,766	5.647	12/25/43	203,309
FNMA REMIC Series 2013-96, Class SW
530,417	5.647	09/25/43	95,991
FNMA REMIC Series 2014-19, Class MS
477,872	6.147	11/25/39	65,420
FNMA REMIC Series 2014-74, Class SC
1,979,949	5.647	11/25/44	330,915
FNMA REMIC Series 2015-20, Class ES
890,365	5.697	04/25/45	202,144
FNMA REMIC Series 2015-22, Class DS
903,093	5.747	04/25/45	198,987
FNMA REMIC Series 2015-79, Class SA
824,555	5.797	11/25/45	142,793
FNMA REMIC Series 2015-82, Class MS
1,127,179	5.247	11/25/45	196,177
FNMA REMIC Series 2015-86, Class BS
430,468	5.247	11/25/45	72,987
GNMA REMIC Series 2010-1, Class SD
118,009	5.342	01/20/40	19,532

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Inverse Floaters(a) – (continued)
GNMA REMIC Series 2010-20, Class SE
$1,710,129	5.802%	02/20/40	$ 283,035
GNMA REMIC Series 2010-31, Class SA
790,466	5.302	03/20/40	119,675
GNMA REMIC Series 2010-37, Class SG
547,639	5.252	03/20/40	82,838
GNMA REMIC Series 2010-68, Class SD
920,358	6.132	06/20/40	153,439
GNMA REMIC Series 2010-85, Class SN
453,028	5.492	07/20/40	81,533
GNMA REMIC Series 2010-90, Class ES
289,291	5.502	07/20/40	44,631
GNMA REMIC Series 2013-113, Class SA
488,881	6.252	08/20/43	89,556
GNMA REMIC Series 2013-134, Class DS
264,830	5.652	09/20/43	43,474
GNMA REMIC Series 2013-91, Class SP
893,745	5.852	01/20/42	80,723
GNMA REMIC Series 2014-133, Class BS
614,719	5.152	09/20/44	91,500
GNMA REMIC Series 2014-41, Class SA
306,399	5.652	03/20/44	51,722
GNMA REMIC Series 2015-110, Class MS
1,402,554	5.262	08/20/45	200,946
GNMA REMIC Series 2015-111, Class SM
823,308	5.752	08/20/45	133,038
GNMA REMIC Series 2015-112, Class SB
801,460	5.292	08/20/45	115,536
GNMA REMIC Series 2015-123, Class SE
808,528	5.272	09/20/45	117,258
GNMA REMIC Series 2015-126, Class HS
1,648,281	5.752	09/20/45	258,883
GNMA REMIC Series 2015-141, Class HS
374,702	5.752	10/20/45	58,851
GNMA REMIC Series 2015-142, Class SA
1,008,456	5.272	10/20/45	146,255
GNMA REMIC Series 2015-168, Class SD
419,490	5.752	11/20/45	69,762
GNMA REMIC Series 2016-6, Class S
884,309	5.202	01/20/46	133,119
GNMA REMIC Series 2016-6, Class SB
903,010	5.202	01/20/46	144,574

			4,855,039

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 5,986,395

Commercial Mortgage-Backed Securities – 3.2%
Sequential Fixed Rate – 3.2%
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
$1,800,000	2.811%	01/25/25	$ 1,911,021

Federal Agencies(e) – 5.1%
FNMA – 5.1%
3,000,000	3.000	TBA-30yr	3,107,227

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $10,848,664)			$11,004,643

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debenture(b) – 8.2%
FHLB Discount Notes
$5,000,000	0.000%	12/09/16	$ 4,991,055
(Cost $4,988,819)

Asset-Backed Securities(a)(c) – 0.7%
Collateralized Loan Obligations – 0.7%
ACIS CLO Ltd. Series 2014-4A, Class C
$500,000	3.166%	05/01/26	$ 428,675
OFSI Fund VII Ltd. Series 2014-7A, Class B
1	2.750	10/18/26	1
Sound Point CLO VI Ltd. Series 14-2A, Class A1
1	1.984	10/20/26	1

TOTAL ASSET-BACKED SECURITIES (Cost $473,000)			$ 428,677

Corporate Obligations – 0.4%
Energy – 0.4%
Petroleos de Venezuela SA
$50,000	9.000%	11/17/21	$ 21,710
350,000	6.000	05/16/24	121,625
240,000	6.000	11/15/26	83,244
40,000	5.375	04/12/27	13,760

TOTAL CORPORATE OBLIGATIONS (Cost $261,907)			$ 240,339

U.S. Treasury Obligations – 33.0%
United States Treasury Bill(b)
$14,000,000	0.000%	07/28/16	$13,998,163
United States Treasury Inflation Protected Securities
1,038,816	2.625	07/15/17	1,081,667
1,837,674	0.125	04/15/19	1,877,019
1,123,683	0.125	04/15/20	1,149,314
1,563,594	0.375	07/15/25	1,610,751
80,542	0.625	01/15/26	84,859
222,844	2.500	01/15/29	282,629

TOTAL U.S. TREASURY OBLIGATIONS (Cost $20,053,910)			$20,084,402

Contracts	Exercise Price	Expiration Date	Value
Option contracts Purchased – 1.3%
Currency Options – 0.1%
Standard Chartered Bank
Put USD 1,188,000
Call JPY 121,176,000	102.000%	07/21/16	$ 8,071
UBS AG (London)
Put USD 1,218,000
Call JPY 130,326,000	107.000	07/21/16	46,381
BNP Paribas SA
Call USD 1,514,818
Put CNH 10,073,542	6.650	09/26/16	22,347

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Contracts	Exercise Price	Expiration Date	Value
Option contracts Purchased – (continued)
Options on Futures – 0.1%
Citigroup, Inc. Call - Eurodollar Futures
67	99.125%	09/19/16	$ 39,363
Citigroup, Inc. Call - Eurodollar Futures
67	99.375	09/19/16	5,025

Notional Amount	Exercise Rate	Expiration Date	Value
Interest Rate Swaptions – 1.1%
Bank of America Securities LLC
$4,200,000	1.600%	05/02/17	$ 20,841
Deutsche Bank AG
124,990,000	0.050	12/07/16	16,111
Deutsche Bank AG Call - OTC - 2 year Interest Rate Swap
3,495,800,000	2.800	08/19/16	—
Deutsche Bank AG Call - OTC - 2 year Interest Rate Swap
3,532,720,000	3.050	09/05/16	—
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap
2,800,000	1.250	10/03/16	39,144
JPMorgan Securities, Inc.
2,600,000	0.645	10/11/16	11,909
JPMorgan Securities, Inc.
2,600,000	1.145	10/11/16	46,169
JPMorgan Securities, Inc.
2,100,000	0.638	11/10/16	11,126
JPMorgan Securities, Inc.
2,100,000	1.138	11/10/16	38,591
JPMorgan Securities, Inc. Call - OTC - 2 year Interest Rate Swap
2,810,000,000	2.800	08/08/16	—
JPMorgan Securities, Inc. Call - OTC - 2 year Interest Rate Swap
3,505,000,000	2.750	08/12/16	—
Morgan Stanley Capital Services, Inc. Call - OTC - 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	6,565
Morgan Stanley Capital Services, Inc. Call - OTC - 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	3,009
Morgan Stanley Capital Services, Inc. Call - OTC - 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	4,553
Morgan Stanley Capital Services, Inc. Call - OTC - 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	9,775
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap
13,400,000	0.900	08/16/16	4,742
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap
13,400,000	1.900	08/16/16	95,271
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	71,705
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap
14,000,000	1.690	10/26/16	94,555
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	90,433
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap
18,500,000	1.660	10/27/16	120,059

TOTAL OPTION CONTRACTS PURCHASED – 1.3%
(Cost $912,668)			$ 805,745

Shares	Rate		Value
Investment Company(a)(f) – 17.6%
Goldman Sachs Financial Square Government Fund - FST Shares
10,710,621	0.290%		$10,710,621
(Cost $10,710,621)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $57,528,679)			$58,327,640

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(g) – 5.4%
Repurchase Agreements – 5.4%
Joint Repurchase Agreement Account II
$3,300,000	0.429%	07/01/16	$ 3,300,000
(Cost $3,300,000)

TOTAL INVESTMENTS – 101.3%
(Cost $60,828,679)			$61,627,640

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%			(786,346)

NET ASSETS – 100.0%			$60,841,294

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,914,525, which represents approximately 3.2% of net assets as of June 30, 2016.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $3,107,227 which represents approximately 5.1% of net assets as of June 30, 2016.

(f)	Represents an affiliated fund.

(g)	Joint repurchase agreement was entered into on June 30, 2016. Additional information appears in the Notes to the Schedule of Investments section.

Currency Abbreviations:
AED	— United Arab Emirates Dirham
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
CNY	— Chinese Yuan Renminbi
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Peso
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NGN	— Nigerian Naira
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
BP	— British Pound Offered Rate
BUBOR	— Budapest Interbank Offered Rate
CDOR	— Canadian Dollar Offered Rate
CLO	— Collateralized Loan Obligation
DTF	— Depósitos Termino Fijo
EURO	— Euro Offered Rate
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
HIBOR	— Hong Kong Interbank Offered Rate
JIBAR	— Johannesburg Interbank Agreed Rate
JYOR	— Japanese Yen Offered Rate
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
MIBOR	— MIBOR - Mumbai Interbank Offered Rate
OTC	— Over the Counter
PLC	— Public Limited Company
PRIBOR	— Prague Interbank Offered Rate
REMIC	— Real Estate Mortgage Investment Conduit
SHIBOR	— Shanghai Interbank Offered Rate
STIBOR	— Stockholm Interbank Offered Rate
STRIPS	— Separate Trading of Registered Interest and Principal of Securities
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Citibank NA	ARS	2,300,550	USD	147,000	$152,489	07/05/16	$5,489
	ARS	4,610,652	USD	297,942	304,434	07/12/16	6,492
	ARS	1,853,162	USD	119,946	122,294	07/13/16	2,348
	ARS	2,906,225	USD	186,787	191,682	07/14/16	4,895
	ARS	607,362	USD	39,932	40,037	07/15/16	105
	AUD	638,170	USD	471,797	475,332	08/04/16	3,535
	AUD	2,080,223	USD	1,504,994	1,546,787	09/21/16	41,792
	BRL	4,162,757	USD	1,140,619	1,293,938	07/05/16	153,319
	BRL	2,156,037	USD	633,170	658,146	09/02/16	24,977
	CAD	1,324,950	USD	1,010,850	1,025,607	07/15/16	14,757
	CAD	1,002,770	USD	769,000	776,291	09/21/16	7,291
	CHF	755,220	EUR	688,371	777,091	09/21/16	10,843
	CHF	115,000	USD	116,255	117,908	07/18/16	1,653
	CNH	12,193,488	USD	1,782,804	1,828,875	07/08/16	46,071
	CNH	11,699,574	USD	1,739,714	1,751,467	08/26/16	11,754
	CNH	15,156,909	USD	2,218,300	2,268,568	09/01/16	50,268
	CNH	20,362,847	USD	3,031,939	3,046,590	09/09/16	14,651
	CNH	7,995,039	USD	1,190,139	1,195,894	09/14/16	5,756
	CNY	3,456,462	USD	505,750	519,132	07/11/16	13,382
	CNY	2,313,596	USD	339,001	347,458	07/12/16	8,457
	CNY	2,235,370	USD	328,495	335,664	07/14/16	7,168
	CNY	1,898,455	USD	280,972	285,052	07/15/16	4,081
	CNY	3,430,655	USD	504,266	514,896	07/21/16	10,630
	CNY	2,286,437	USD	337,943	343,140	07/22/16	5,197
	CNY	1,443,132	USD	213,614	216,519	07/26/16	2,905
	CNY	2,941,385	USD	435,240	441,121	08/02/16	5,882
	CNY	599,212	USD	88,549	89,858	08/03/16	1,309
	CNY	1,178,171	USD	174,003	176,653	08/05/16	2,650
	CNY	1,424,007	USD	211,528	213,343	08/16/16	1,815
	COP	820,006,080	USD	274,333	279,753	07/15/16	5,421
	EUR	93,082	CHF	100,170	103,612	09/21/16	540
	EUR	634,654	GBP	513,490	706,454	09/21/16	22,317
	EUR	713,858	HUF	224,129,997	792,420	07/08/16	4,634
	EUR	337,000	HUF	105,804,910	375,126	09/21/16	3,319
	GBP	695,852	USD	920,976	927,101	09/21/16	6,125
	HUF	91,847,000	USD	318,836	322,775	08/16/16	3,940
	IDR	3,823,806,292	USD	278,911	289,706	07/15/16	10,794
	IDR	2,223,489,398	USD	165,561	168,150	07/29/16	2,588
	IDR	4,283,713,200	USD	320,998	323,380	08/10/16	2,383
	JPY	31,763,307	USD	304,500	307,831	07/25/16	3,331
	JPY	168,254,698	USD	1,612,867	1,631,423	08/10/16	18,557
	JPY	60,700,989	USD	579,932	589,505	09/21/16	9,573
	KRW	185,982,108	USD	156,000	161,334	07/05/16	5,334
	KRW	363,635,270	USD	314,400	315,337	07/08/16	936
	KRW	383,779,368	USD	324,204	332,774	07/15/16	8,571
	KRW	181,388,900	USD	154,000	157,276	07/18/16	3,276
	KRW	185,982,108	USD	158,553	161,199	08/16/16	2,647
	MXN	5,951,367	USD	310,806	324,021	08/16/16	13,214
	MXN	45,654,117	USD	2,437,763	2,476,518	09/21/16	38,756
	MYR	1,296,053	USD	312,000	324,948	07/08/16	12,948
	MYR	555,368	USD	136,290	139,242	07/25/16	2,952
	MYR	698,429	USD	170,029	175,111	07/27/16	5,081
	MYR	400,136	USD	99,847	100,322	07/28/16	476
	MYR	484,067	USD	119,432	121,359	08/01/16	1,927
	MYR	1,031,870	USD	256,092	258,571	08/10/16	2,479

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Citibank NA (continued)	MYR	1,296,053	USD	319,209	$324,332	09/08/16	$5,123
	NGN	47,536,448	USD	154,413	164,334	09/19/16	9,921
	NOK	2,807,760	EUR	298,620	335,454	09/21/16	3,050
	NOK	565,629	USD	67,427	67,578	09/21/16	151
	NZD	764,137	USD	536,304	544,577	08/05/16	8,273
	NZD	504,127	USD	356,585	358,444	09/21/16	1,859
	PLN	406,967	EUR	92,000	102,960	09/21/16	552
	RUB	20,327,941	USD	310,000	317,166	07/08/16	7,166
	RUB	19,979,035	USD	310,000	311,456	07/11/16	1,456
	RUB	3,996,508	USD	62,000	62,249	07/14/16	249
	RUB	45,173,447	USD	674,331	700,821	07/28/16	26,490
	RUB	29,802,524	USD	460,000	462,225	07/29/16	2,225
	RUB	29,764,559	USD	451,937	460,179	08/11/16	8,242
	RUB	29,814,020	USD	448,744	460,101	08/18/16	11,357
	RUB	69,720,000	USD	996,000	1,027,888	02/27/17	31,888
	SEK	1,446,279	GBP	123,915	171,562	09/21/16	6,467
	TRY	10,273,000	USD	3,455,926	3,531,716	08/16/16	75,789
	TRY	907,226	USD	307,000	309,394	09/21/16	2,394
	TWD	26,411,163	USD	814,385	820,987	07/07/16	6,602
	TWD	10,868,035	USD	333,038	337,847	07/14/16	4,809
	USD	153,883	ARS	2,300,550	152,489	07/05/16	1,394
	USD	50,430	ARS	792,263	50,419	09/23/16	12
	USD	375,157	AUD	504,197	374,905	09/21/16	252
	USD	153,000	BRL	499,882	152,593	09/02/16	407
	USD	154,000	CAD	198,736	153,851	09/21/16	149
	USD	172,193	CNH	1,144,740	171,427	08/18/16	766
	USD	4,224,184	CNH	28,089,916	4,205,158	08/26/16	19,026
	USD	3,198,717	CNH	21,003,435	3,143,629	09/01/16	55,087
	USD	7,397,000	CNH	49,123,307	7,349,592	09/09/16	47,408
	USD	4,507,000	CNH	29,534,685	4,417,785	09/14/16	89,215
	USD	369,054	CNH	2,447,637	365,994	09/21/16	3,059
	USD	530,458	CNY	3,456,462	519,132	07/11/16	11,326
	USD	355,037	CNY	2,313,596	347,458	07/12/16	7,578
	USD	342,980	CNY	2,235,370	335,664	07/14/16	7,316
	USD	291,263	CNY	1,898,455	285,052	07/15/16	6,211
	USD	526,053	CNY	3,430,655	514,896	07/21/16	11,157
	USD	350,568	CNY	2,286,437	343,140	07/22/16	7,428
	USD	221,203	CNY	1,443,131	216,519	07/26/16	4,684
	USD	450,566	CNY	2,941,385	441,122	08/02/16	9,444
	USD	91,780	CNY	599,212	89,858	08/03/16	1,922
	USD	180,430	CNY	1,178,171	176,653	08/05/16	3,777
	USD	217,888	CNY	1,424,007	213,343	08/16/16	4,545
	USD	175,262	CNY	1,145,601	171,608	08/18/16	3,655
	USD	717,835	CNY	4,694,283	702,782	08/26/16	15,053
	USD	74,807	CZK	1,778,623	72,999	07/28/16	1,808
	USD	6,043,363	EUR	5,323,146	5,910,133	07/13/16	133,233
	USD	1,971,174	EUR	1,731,526	1,927,420	09/21/16	43,754
	USD	5,444,957	GBP	3,697,517	4,923,135	07/20/16	521,822
	USD	2,528,459	GBP	1,819,407	2,424,041	09/21/16	104,417
	USD	249,435	JPY	25,492,233	247,055	07/25/16	2,380
	USD	59,006	MXN	1,082,508	58,721	09/21/16	285
	USD	125,045	NOK	1,018,073	121,648	07/29/16	3,397
	USD	1,314,242	PLN	5,058,517	1,281,240	07/28/16	33,002
	USD	1,146,799	SEK	9,304,072	1,101,091	07/29/16	45,709
	USD	73,987	SEK	607,976	72,120	09/21/16	1,867
	USD	314,000	SGD	420,789	312,093	09/21/16	1,907
	USD	154,000	TWD	4,919,006	152,927	07/27/16	1,073
	USD	412,502	TWD	13,239,425	411,802	08/18/16	700
	USD	62,000	ZAR	927,900	61,952	09/21/16	48
	ZAR	8,070,112	USD	518,766	538,808	09/21/16	20,041

TOTAL							$2,101,968

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Citibank NA	ARS	1,632,693	USD	115,382	$107,864	07/11/16	$(7,518)
	ARS	2,176,505	USD	154,399	143,632	07/13/16	(10,766)
	ARS	1,526,094	USD	107,786	100,655	07/14/16	(7,131)
	ARS	596,995	USD	39,933	39,246	07/20/16	(687)
	ARS	892,608	USD	62,000	58,519	07/25/16	(3,481)
	ARS	1,810,400	USD	124,000	118,560	07/27/16	(5,440)
	ARS	860,989	USD	57,361	56,354	07/28/16	(1,007)
	ARS	938,204	USD	61,000	60,386	08/29/16	(614)
	ARS	2,300,550	USD	147,000	146,200	09/26/16	(800)
	AUD	1,362,050	NZD	1,435,462	1,012,775	09/21/16	(7,865)
	CAD	537,806	USD	418,645	416,341	09/21/16	(2,303)
	CHF	300,804	EUR	280,000	309,516	09/21/16	(2,162)
	CNH	3,457,813	USD	530,869	518,570	07/11/16	(12,299)
	CNH	2,314,531	USD	355,333	347,098	07/12/16	(8,235)
	CNH	2,235,083	USD	343,099	335,158	07/14/16	(7,941)
	CNH	1,897,879	USD	291,318	284,582	07/15/16	(6,736)
	CNH	3,430,405	USD	526,402	514,262	07/21/16	(12,140)
	CNH	2,285,086	USD	350,629	342,551	07/22/16	(8,079)
	CNH	1,442,328	USD	221,274	216,182	07/26/16	(5,092)
	CNH	2,939,720	USD	450,829	440,514	08/02/16	(10,315)
	CNH	598,858	USD	91,833	89,735	08/03/16	(2,098)
	CNH	1,177,475	USD	180,539	176,422	08/05/16	(4,117)
	CNH	1,423,160	USD	218,085	213,138	08/16/16	(4,947)
	CNH	1,144,740	USD	175,399	171,427	08/18/16	(3,972)
	CNH	16,390,342	USD	2,496,717	2,453,691	08/26/16	(43,026)
	CNH	1,183,886	USD	179,000	177,195	09/01/16	(1,805)
	CNH	28,760,460	USD	4,330,720	4,303,001	09/09/16	(27,719)
	CNH	21,539,646	USD	3,279,733	3,221,890	09/14/16	(57,843)
	CNH	14,283,966	USD	2,162,500	2,135,877	09/21/16	(26,623)
	CNY	1,145,601	USD	172,193	171,608	08/18/16	(586)
	CNY	4,694,283	USD	703,000	702,782	08/26/16	(218)
	COP	446,290,290	USD	153,000	152,256	07/15/16	(744)
	CZK	2,013,000	USD	84,665	82,619	07/28/16	(2,046)
	EUR	726,469	CHF	791,108	808,656	09/21/16	(5,363)
	EUR	279,000	HUF	88,987,038	310,565	09/21/16	(2,143)
	EUR	720,010	PLN	3,216,150	801,467	09/21/16	(12,201)
	EUR	153,123	SEK	1,438,525	170,447	09/21/16	(195)
	EUR	2,522,693	USD	2,864,059	2,800,872	07/13/16	(63,187)
	EUR	1,088,329	USD	1,235,807	1,211,454	09/21/16	(24,353)
	GBP	3,743,593	USD	5,501,652	4,984,482	07/20/16	(517,168)
	GBP	801,860	USD	1,134,935	1,068,339	09/21/16	(66,598)
	HUF	224,129,997	EUR	714,054	787,786	07/08/16	(4,851)
	HUF	86,028,717	EUR	273,000	302,313	09/21/16	(1,573)
	HUF	111,214,714	USD	397,956	390,818	09/21/16	(7,137)
	JPY	102,379,933	USD	1,000,825	992,204	07/25/16	(8,620)
	JPY	43,590,847	USD	425,046	422,663	08/10/16	(2,383)
	JPY	46,992,463	USD	461,000	456,373	09/21/16	(4,627)
	NOK	1,081,000	USD	132,774	129,167	07/29/16	(3,607)
	NOK	1,794,085	USD	216,455	214,346	09/21/16	(2,109)
	PLN	1,181,976	EUR	272,000	299,033	09/21/16	(3,739)
	PLN	466,000	USD	121,070	118,030	07/28/16	(3,040)
	PLN	2,853,929	USD	722,445	722,028	09/21/16	(417)
	SEK	37,583,678	EUR	4,058,856	4,458,279	09/21/16	(59,769)
	SEK	9,630,461	USD	1,187,032	1,139,718	07/29/16	(47,314)
	SEK	2,192,177	USD	266,475	260,041	09/21/16	(6,433)
	USD	2,134,000	AED	7,850,639	2,136,925	08/11/16	(2,925)
	USD	601,203	AED	2,213,254	602,431	08/15/16	(1,227)
	USD	449,646	AUD	608,208	453,016	08/04/16	(3,369)
	USD	741,992	AUD	1,017,480	756,566	09/21/16	(14,574)
	USD	1,230,747	BRL	4,162,758	1,293,938	07/05/16	(63,191)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Citibank NA (continued)	USD	1,960,024	BRL	7,129,000	$2,196,589	08/02/16	$(236,565)
	USD	459,000	BRL	1,528,150	466,479	09/02/16	(7,479)
	USD	887,523	CAD	1,163,301	900,480	07/15/16	(12,957)
	USD	3,014,527	CAD	3,942,919	3,052,402	09/21/16	(37,876)
	USD	112,766	CHF	111,549	114,369	07/18/16	(1,603)
	USD	94,054	CLP	64,521,044	97,354	07/14/16	(3,300)
	USD	68,097	CLP	46,023,400	69,350	07/28/16	(1,253)
	USD	505,750	CNH	3,457,813	518,570	07/11/16	(12,820)
	USD	339,001	CNH	2,314,531	347,098	07/12/16	(8,097)
	USD	328,495	CNH	2,235,083	335,158	07/14/16	(6,662)
	USD	280,972	CNH	1,897,879	284,582	07/15/16	(3,611)
	USD	504,266	CNH	3,430,406	514,262	07/21/16	(9,996)
	USD	337,943	CNH	2,285,086	342,551	07/22/16	(4,608)
	USD	213,614	CNH	1,442,328	216,182	07/26/16	(2,568)
	USD	435,240	CNH	2,939,720	440,514	08/02/16	(5,275)
	USD	88,549	CNH	598,858	89,735	08/03/16	(1,185)
	USD	174,003	CNH	1,177,475	176,422	08/05/16	(2,419)
	USD	211,528	CNH	1,423,160	213,138	08/16/16	(1,610)
	USD	1,474,006	CNH	10,070,588	1,507,287	09/01/16	(33,281)
	USD	1,782,804	CNH	12,279,954	1,834,390	10/11/16	(51,586)
	USD	106,116	CNH	732,678	108,766	02/03/17	(2,650)
	USD	418,198	COP	1,264,255,120	431,313	07/15/16	(13,114)
	USD	464,100	EUR	420,000	467,516	09/21/16	(3,416)
	USD	461,757	GBP	348,852	464,784	09/21/16	(3,028)
	USD	974,234	HKD	7,557,816	975,154	09/21/16	(920)
	USD	323,924	HUF	93,312,797	327,927	08/16/16	(4,003)
	USD	154,000	IDR	2,067,280,600	156,563	07/18/16	(2,563)
	USD	154,000	IDR	2,083,216,520	157,563	07/28/16	(3,563)
	USD	157,212	IDR	2,100,660,000	158,861	07/29/16	(1,649)
	USD	1,042,846	JPY	108,651,007	1,052,979	07/25/16	(10,133)
	USD	1,173,661	JPY	122,436,631	1,187,164	08/10/16	(13,503)
	USD	675,883	JPY	72,288,860	702,041	09/21/16	(26,158)
	USD	158,647	KRW	185,982,108	161,334	07/05/16	(2,687)
	USD	311,000	KRW	363,635,270	315,337	07/08/16	(4,337)
	USD	459,488	KRW	533,564,075	462,653	07/15/16	(3,165)
	USD	359,144	KRW	414,973,136	359,808	07/18/16	(664)
	USD	1,101,723	KRW	1,316,118,492	1,141,054	07/25/16	(39,330)
	USD	314,240	KRW	363,635,270	315,180	08/16/16	(940)
	USD	373,180	MXN	7,145,692	389,045	08/16/16	(15,866)
	USD	370,616	MXN	7,064,977	383,242	09/21/16	(12,626)
	USD	319,697	MYR	1,296,053	324,948	07/08/16	(5,250)
	USD	323,245	MYR	1,314,638	329,607	07/27/16	(6,361)
	USD	254,470	MYR	1,049,678	263,176	07/28/16	(8,707)
	USD	167,967	MYR	689,874	172,872	08/10/16	(4,905)
	USD	163,582	NGN	47,536,448	164,334	09/19/16	(752)
	USD	532,699	NZD	759,000	540,916	08/05/16	(8,218)
	USD	1,871,431	NZD	2,702,984	1,921,874	09/21/16	(50,443)
	USD	63,884	RUB	4,126,500	64,329	07/11/16	(445)
	USD	376,036	RUB	24,952,285	388,653	07/14/16	(12,617)
	USD	617,000	RUB	40,604,770	630,121	07/27/16	(13,121)
	USD	358,162	RUB	24,047,000	372,463	08/04/16	(14,301)
	USD	1,858,127	RUB	120,958,495	1,866,677	08/18/16	(8,550)
	USD	996,000	RUB	71,009,820	1,028,110	05/26/17	(32,110)
	USD	2,194,583	SGD	3,012,043	2,233,989	09/21/16	(39,408)
	USD	431,954	THB	15,210,166	432,623	07/27/16	(669)
	USD	157,477	THB	5,563,358	158,198	08/11/16	(720)
	USD	158,783	THB	5,596,618	159,102	08/25/16	(319)
	USD	158,501	THB	5,585,895	158,780	09/02/16	(278)
	USD	667,222	TRY	2,009,051	685,152	09/21/16	(17,929)
	USD	814,969	TWD	26,411,163	820,989	07/07/16	(6,019)
	USD	155,000	TWD	5,001,621	155,481	07/13/16	(481)
	USD	915,573	TWD	29,800,067	926,375	07/14/16	(10,801)
	USD	171,154	TWD	5,603,670	174,199	07/15/16	(3,044)
	USD	313,224	TWD	10,207,983	317,346	07/22/16	(4,122)
	USD	377,382	TWD	12,329,061	383,302	07/28/16	(5,920)
	USD	158,337	TWD	5,129,316	159,481	08/03/16	(1,145)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss

Citibank NA (continued)	USD	317,804	TWD	10,230,123	$318,134	08/10/16	$(328)
	USD	316,543	TWD	10,249,674	318,841	08/22/16	(2,298)
	USD	500,643	TWD	16,238,356	505,173	08/25/16	(4,530)
	USD	313,588	TWD	10,172,807	316,483	08/26/16	(2,894)
	USD	281,885	ZAR	4,321,533	290,584	08/16/16	(8,700)
	USD	186,000	ZAR	2,865,889	191,344	09/21/16	(5,344)

TOTAL							$(2,118,263)

FUTURES CONTRACTS — At June 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

S&P 500 E-Mini Index	(26)	September 2016	$(2,717,260)	$(3,912)
Ultra Long U.S. Treasury Bonds	(2)	September 2016	(372,750)	(6,938)
5 Year U.S. Treasury Notes	(36)	September 2016	(4,397,906)	3,594
10 Year U.S. Treasury Notes	14	September 2016	1,861,781	10,568
10 Year U.S. Treasury Notes	(6)	September 2016	(874,031)	468
20 Year U.S. Treasury Bonds	(1)	September 2016	(172,344)	(4,346)

TOTAL				$(566)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC	COP	1,611,010		12/11/16	Colombia IBR Overnight Interbank	4.340%	$—	$7,885
	BRL	10,770		01/02/17	1 month Brazilian Interbank Deposit Average	14.220	—	(5,217)
	COP	2,405,250		04/06/17	Columbia IBR Overnight Interbank	6.590	—	2,710
	KRW	1,179,110		11/04/17	2.060%	3 month KWCDC	—	11,899
	BRL	6,660	(a)	01/02/18	11.830	1 month Brazilian Interbank Deposit Average	—	(8,089)
	MYR	10,000		01/22/19	3 month KLIBOR	4.060	—	(38,423)
		2,790		12/03/20	3 month KLIBOR	4.245	—	(20,460)
		2,930		01/15/21	3 month KLIBOR	4.045	—	(16,042)
		1,150	(a)	09/21/21	3 month KLIBOR	3.700	228	(1,990)
	INR	77,200	(a)	09/21/21	12 month MIBOR	6.421	—	6,226
	GBP	1,290		12/09/24	12 month UK-RPI	3.150	—	(100,874)
		1,290		12/09/29	3.377	12 month UK-RPI	—	186,046
		1,000		12/09/39	3.568	12 month UK-RPI	—	300,256
		1,000		12/09/44	12 month UK-RPI	3.565	—	(409,195)
Barclays Bank PLC	KRW	1,198,490		11/07/17	2.034	3 month KWCDC	—	11,593
Citibank NA	COP	1,592,820		12/11/16	Colombia IBR Overnight Interbank	4.330	—	7,823
	KRW	1,805,420		03/07/17	2.875	3 month KWCDC	—	17,798
	COP	3,421,150		05/05/17	Columbia IBR Overnight Interbank	7.090	—	124
		2,293,200		06/13/17	Columbia IBR Overnight Interbank	7.220	—	1,418
	KRW	909,000		10/14/17	2.240	3 month KWCDC	—	11,239
		1,486,130		10/28/17	2.173	3 month KWCDC	—	17,080
	BRL	3,360		01/02/19	12.645	1 month Brazilian Interbank Deposit Average	—	4,702

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Citibank NA (continued)	THB	20,440		04/11/19	1.523%	6 month Thai Reuters	$—	$282
		34,940		06/15/19	1.550	6 month Thai Reuters	(495)	1,653
		15,390	(a)	09/21/19	1.641	6 month Thai Reuters	—	1,513
	INR	61,900	(a)	09/21/21	6 month MIBOR	6.420%	(374)	10,583
	MYR	5,210		01/15/24	3 month KLIBOR	4.575	—	(75,253)
Credit Suisse International (London)	BRL	1,370		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	—	(21,029)
Deutsche Bank AG	KRW	640,300		03/03/17	2.850	3 month KWCDC	—	6,151
	COP	4,077,030		06/21/17	Columbia IBR Overnight Interbank	7.255	—	(478)
	KRW	2,224,900		10/13/17	2.248	3 month KWCDC	—	27,601
		704,320		11/04/17	2.075	3 month KWCDC	—	7,268
	BRL	50		01/02/18	11.750	1 month Brazilian Interbank Deposit Average	—	(498)
		1,220		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	—	(18,407)
		1,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	—	(18,929)
		1,100		01/02/19	14.358	1 month Brazilian Interbank Deposit Average	—	12,217
	THB	17,480		06/15/19	1.645	6 month Thai Reuters	—	2,267
	COP	2,311,520		09/24/19	Colombia IBR Overnight Interbank	5.340	—	24,159
	BRL	2,700	(a)	01/02/20	11.840	1 month Brazilian Interbank Deposit Average	—	1,959
		700		01/04/21	1 month Brazilian Interbank Deposit Average	12.520	—	(3,401)
		2,100		01/04/21	1 month Brazilian Interbank Deposit Average	13.927	—	(35,325)
		490		01/02/23	1 month Brazilian Interbank Deposit Average	13.602	—	(8,520)
		1,260		01/02/23	1 month Brazilian Interbank Deposit Average	13.855	—	(25,163)
	MXN	13,080		12/05/23	6.710	Mexico Interbank TIIE 28 Days	—	39,437
	MYR	1,270		08/18/24	3 month KLIBOR	4.460	—	(16,070)
	BRL	1,680		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	—	(3,743)
		2,600		01/02/25	14.335	1 month Brazilian Interbank Deposit Average	—	71,995
	ZAR	14,640	(a)	02/27/35	9.040	3 month JIBAR	—	21,901
		45,320	(a)	02/27/45	3 month JIBAR	6.765	—	8,738
JPMorgan Securities, Inc.	BRL	2,470		01/02/19	13.935	1 month Brazilian Interbank Deposit Average	—	20,800
		2,930		01/02/19	1 month Brazilian Interbank Deposit Average	16.010	—	(62,635)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

JPMorgan Securities, Inc. (continued)	BRL	5,060		01/02/19	1 month Brazilian Interbank Deposit Average	12.525%	$—	$(3,421)
		5,890		01/02/19	15.970%	1 month Brazilian Interbank Deposit Average	—	124,675
	KRW	1,154,150		02/02/19	1.472	3 month KWCDC	—	6,619
	THB	30,790		04/19/19	1.553	6 month Thai Reuters	—	1,239
		$600		04/21/19	3 month LIBOR	1.622	—	850
	BRL	3,880	(a)	01/02/20	11.870	1 month Brazilian Interbank Deposit Average	—	3,056
		7,960		01/02/20	12.480	1 month Brazilian Interbank Deposit Average	—	19,319
	MYR	1,660		11/02/20	3 month KLIBOR	4.235	—	(11,997)
	BRL	3,810		01/04/21	1 month Brazilian Interbank Deposit Average	13.720	—	(55,810)
		8,930		01/04/21	1 month Brazilian Interbank Deposit Average	15.567	—	(273,986)
	MYR	2,790		01/05/21	3 month KLIBOR	4.230	—	(20,979)
		1,100		01/06/21	3 month KLIBOR	4.250	—	(8,500)
	THB	25,850		02/03/21	1.888	6 Month Thai Reuters	—	9,117
		22,290		02/19/21	1.875	6 Month Thai Reuters	—	7,100
	CNY	5,380		04/20/21	2.769	3 month SHIBOR	—	3,750
	INR	14,920		09/21/21	6 month MIBOR	6.420	(407)	1,610
	BRL	1,690		01/02/23	13.760	1 month Brazilian Interbank Deposit Average	—	31,528
		2,210		01/02/23	15.580	1 month Brazilian Interbank Deposit Average	—	82,088
		2,680		01/02/23	1 month Brazilian Interbank Deposit Average	12.500	—	(15,429)
		3,690		01/02/23	15.470	1 month Brazilian Interbank Deposit Average	—	133,266
	KRW	3,527,190	(a)	09/19/24	3 month KWCDC	3.126	—	(274,446)
Morgan Stanley & Co. International PLC	COP	4,401,090		11/24/16	Colombia IBR Overnight Interbank	6.060	—	12,272
		1,755,890		03/31/17	Colombia IBR Overnight Interbank	6.570	—	2,071
		1,755,890		04/03/17	Colombia IBR Overnight Interbank	6.550	—	3,211
		2,209,860		05/04/17	Columbia IBR Overnight Interbank	7.040	—	453
	KRW	387,270		10/13/17	2.250	3 month KWCDC	—	4,817
		833,730		10/14/17	2.245	3 month KWCDC	—	10,363
		833,730		10/14/17	2.250	3 month KWCDC	—	10,417
		565,220		10/28/17	2.168	3 month KWCDC	—	6,455
		963,930		10/29/17	2.175	3 month KWCDC	—	11,143
	BRL	7,200		01/02/18	1 month Brazilian Interbank Deposit Average	13.380	—	(10,215)
		410		01/02/19	12.610	1 month Brazilian Interbank Deposit Average	—	491

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Morgan Stanley & Co. International PLC (continued)	BRL	2,600		01/02/19	14.080%	1 month Brazilian Interbank Deposit Average	$—	$24,689
		4,220		01/02/19	15.475	1 month Brazilian Interbank Deposit Average	—	74,818
	KRW	564,220		02/03/19	1.461	3 month KWCDC	—	3,084
	BRL	630		01/04/21	1 month Brazilian Interbank Deposit Average	12.600%	—	(3,500)
		890		01/04/21	1 month Brazilian Interbank Deposit Average	12.698	—	(5,668)
		920		01/04/21	1 month Brazilian Interbank Deposit Average	11.915	—	329
		2,260		01/04/21	1 month Brazilian Interbank Deposit Average	11.410	—	23,600
	MYR	2,920		01/12/21	3 month KLIBOR	4.195	—	(20,780)
	CNY	1,580		04/18/21	2.745	3 month SHIBOR	—	2,031
		3,560		04/26/21	2.977	3 month SHIBOR	—	10,395
	INR	19,550		09/21/21	6 month MIBOR	6.420	(182)	1,759

TOTAL							$(1,230)	$(122,534)

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

*    There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

		$500		03/19/17	3 month LIBOR	0.750%	$884	$(2,154)
		700		04/14/18	3 month LIBOR	1.655	5	1,530
	HUF	130,750		06/09/18	6 month BUBOR	1.860	1	(8,480)
	SEK	36,100		06/15/18	0.050%	3 month STIBOR	33,943	6,519
	GBP	5,940	(a)	09/21/18	0.400	6 month BP	58	14,929
		5,780	(a)	09/21/18	0.464	6 month BP	5,234	19,141
	PLN	39,370	(a)	09/21/18	1.614	6 month WIBOR	(22,630)	28,471
		$15,000	(a)	09/21/18	3 month LIBOR	1.500	(157,054)	(62,363)
	EUR	15,800	(a)	09/21/18	6 month EURO	0.375	3,083	354
		16,480	(a)	09/21/18	6 month EURO	0.400	13,391	(2,432)
	MXN	17,800		11/22/18	Mexico Interbank TIIE 28 Days	4.620	6	10,716
	EUR	13,810		06/22/19	6 month EURO	0.160	(3,750)	(7,736)
	MXN	21,460	(a)	09/18/19	5.000	Mexico Interbank TIIE 28 Days	(8,098)	(2,864)
		$7,800	(a)	09/21/19	3 month LIBOR	1.500	(119,167)	(33,079)
	MXN	21,960		09/23/19	Mexico Interbank TIIE 28 Days	5.480	7	(8,898)
	PLN	1,325	(a)	09/21/20	2.018	6 month WIBOR	3	3,856
	HUF	763,240		12/16/20	1.3500	6 month BUBOR	(4,619)	(176,519)
	MXN	8,790	(a)	09/15/21	6.000	Mexico Interbank TIIE 28 Days	2,813	5,211
	SEK	13,190	(a)	09/21/21	0.250	3 month STIBOR	(1,494)	17,010
	HUF	124,730	(a)	09/21/21	1.380	6 month BUBOR	5	(1,643)
	CAD	24,910	(a)	09/21/21	1.500	6 month CDOR	378,645	163,866
	GBP	1,420	(a)	09/21/21	1.750	6 month BP	101,866	6,522

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

HKD	8,340	(a)	09/21/21	3 month HIBOR	1.500%	$4,825	$(21,488)
	$23,130	(a)	09/21/21	3 month LIBOR	2.000	(928,067)	(186,503)
SEK	23,420	(a)	09/21/21	3 month STIBOR	0.250	2,998	(30,547)
EUR	4,520	(a)	09/21/21	6 month EURO	0.500	(136,877)	(2,447)
MXN	16,560	(a)	08/11/22	7.370%	Mexico Interbank TIIE 28 Days	7	14,184
	99,680	(a)	09/15/22	7.500	Mexico Interbank TIIE 28 Days	(22,321)	116,582
GBP	5,060	(a)	12/11/22	6 Month BP	1.940	(22,484)	(373,942)
MXN	100	(a)	09/06/23	5.250	Mexico Interbank TIIE 28 Days	(269)	63
	19,900	(a)	09/13/23	5.750	Mexico Interbank TIIE 28 Days	(11,885)	3,289
	$5,370	(a)	09/21/23	3 month LIBOR	2.250	(347,771)	(38,330)
MXN	47,480	(a)	11/29/23	Mexico Interbank TIIE 28 Days	7.240	16	(22,767)
	16,740	(a)	07/24/24	Mexico Interbank TIIE 28 Days	7.370	7	(8,345)
	3,320		11/20/24	Mexico Interbank TIIE 28 Days	5.955	2	(242)
EUR	6,420	(a)	05/11/25	1.568	6 month EURO	224,200	99,133
	19,720	(a)	05/11/25	1.568	6 month EURO	86,470	906,697
	7,570	(a)	05/25/25	0.863	6 month EURO	19,712	57,894
HUF	86,620		06/02/25	6 month BUBOR	2.985	4	(26,317)
EUR	310		06/16/25	1.226	6 month EURO	4	28,467
	310		06/16/25	6 month EURO	0.050	—	23
CZK	8,440		06/16/25	6 month PRIBOR	1.365	4	(31,204)
HUF	51,240		06/19/25	6 month BUBOR	3.580	2	(24,335)
	101,820		06/25/25	6 month BUBOR	3.380	3	(42,189)
	79,720		07/09/25	6 month BUBOR	3.280	3	(37,520)
CZK	8,450		07/15/25	6 month PRIBOR	1.295	4	(32,652)
MXN	7,150	(a)	08/07/25	Mexico Interbank TIIE 28 Days	7.430	4	(11,644)
	43,410	(a)	09/11/25	Mexico Interbank TIIE 28 Days	7.600	(10,771)	(73,019)
EUR	240		10/09/25	0.989	6 month EURO	3	17,837
CZK	7,040		10/09/25	6 month PRIBOR	0.930	4	(15,669)
EUR	260		11/20/25	0.891	6 month EURO	3	16,047
CZK	7,000		11/20/25	6 month PRIBOR	0.850	3	(12,914)
EUR	210		12/04/25	0.816	6 month EURO	3	11,022
CZK	5,630		12/04/25	6 month PRIBOR	0.760	3	(8,128)
	4,460		12/08/25	6 month PRIBOR	0.935	2	(9,849)
JPY	245,680	(a)	12/16/25	6 month JYOR	1.000	(206,033)	92,223
PLN	770	(a)	01/20/26	3.295	6 month WIBOR	2	6,336
	1,510	(a)	01/22/26	3.125	6 month WIBOR	4	9,569
	760	(a)	01/25/26	3.155	6 month WIBOR	2	5,088
	725	(a)	06/15/26	2.878	6 month WIBOR	2	2,129
EUR	5,080	(a)	06/16/26	1.000	6 month EURO	9,590	15,188
PLN	1,075	(a)	06/16/26	2.972	6 month WIBOR	3	4,286
MXN	39,605	(a)	09/09/26	6.000	Mexico Interbank TIIE 28 Days	(54,103)	26,981
EUR	7,370	(a)	09/21/26	1.000	6 month EURO	348,017	101,450
	$1,000	(a)	09/21/26	2.250	3 month LIBOR	72,694	7,940
AUD	4,800	(a)	09/21/26	2.500	6 month AUDOR	32,160	67,518
	$7,340	(a)	09/21/26	3 month LIBOR	2.250	(474,339)	(117,517)
SEK	15,950	(a)	09/21/26	3 month STIBOR	1.000	11,239	(48,764)
ZAR	9,800	(a)	09/21/26	8.685	3 month JIBAR	5	13,898
MXN	20,410	(a)	11/25/26	7.707	Mexico Interbank TIIE 28 Days	7	33,124
	$2,220	(a)	12/15/26	2.500	3 month LIBOR	47,817	19,840
AUD	400	(a)	12/15/26	6 month AUDOR	3.500	(8,548)	(5,151)
GBP	760	(a)	12/15/26	6 month BP	2.250	(38,082)	(515)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	MXN	7,390	(a)	07/21/27	7.660%	Mexico Interbank TIIE 28 Days	$4	$9,557
	GBP	8,890	(a)	12/11/27	2.190	6 month BP	73,470	1,128,122
	JPY	215,300	(a)	07/01/29	0.070	6 month JYOR	(5,541)	(2,160)
		$900	(a)	09/21/31	2.500	3 month LIBOR	85,982	22,018
	GBP	4,520	(a)	12/11/32	6 month BP	2.250%	(42,152)	(784,508)
	EUR	6,550	(a)	05/11/35	6 month EURO	1.695	(248,267)	(360,063)
		440	(a)	05/11/35	6 month EURO	1.695	(35,696)	(5,169)
		290	(a)	12/17/35	2.250	6 month EURO	17,037	9,929
		$2,740	(a)	12/17/35	3.000	3 month LIBOR	151,553	41,239
	GBP	580	(a)	12/17/35	6 month BP	2.500	(62,570)	(2,574)
	JPY	267,200	(a)	12/17/35	6 month JYOR	2.000	(250,363)	(186,177)
		186,360		03/30/36	6 month JYOR	0.900	(20,166)	(82,505)
		$1,900	(a)	09/21/36	2.500	3 month LIBOR	191,625	59,334
	JPY	541,650	(a)	09/21/36	6 month JYOR	0.500	(156,591)	(205,173)
		94,140	(a)	07/01/39	6 month JYOR	0.170	9,688	1,121
	EUR	780	(a)	12/19/45	1.250	6 month EURO	5,894	16,477
		$2,620	(a)	12/19/45	2.750	3 month LIBOR	77,029	39,058
	JPY	229,600	(a)	12/19/45	6 month JYOR	2.000	(171,796)	(202,730)
	GBP	1,560	(a)	06/15/46	6 month BP	1.600	(7,755)	(81,615)
		$2,760	(a)	09/21/46	2.750	3 month LIBOR	475,342	134,235
	GBP	190	(a)	09/21/46	6 month BP	2.250	(47,993)	(20,966)

TOTAL							$(1,139,856)	$(5,783)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Termination Date	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC		$400,771	TRY	1,040,000	04/07/20	3 month LIBOR	8.770%	$(1,597)	$35,423
		558,793		163,000	11/13/20	3 month LIBOR	10.480	(364)	(75,527)
Barclays Bank PLC		628,308		1,840,000	12/15/20	3 month LIBOR	10.660	11,066	(98,563)
Citibank NA		931,649		1,935,500	05/16/19	3 month LIBOR	9.370	(3,037)	246,188
		1,500,000		4,342,500	09/21/21	3 month LIBOR	9.400	—	(32,795)
JPMorgan Securities, Inc.		1,000,000		3,030,000	09/17/20	3 month LIBOR	11.040	(479)	(221,022)
		400,000		1,158,000	09/21/21	3 month LIBOR	9.380	—	(9,517)
Morgan Stanley & Co. International PLC	TRY	990,000		$394,421	03/03/20	8.930%	3 month LIBOR	204	(40,423)
		$280,586	TRY	805,000	11/20/20	3 month LIBOR	10.420	(691)	(30,973)

TOTAL								$5,102	$(227,209)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(b)	Notional Amount (000s)	Paid Rate	Termination Date	Unrealized Gain (Loss)*

Merrill Lynch & Co., Inc.	Dow Jones-UBS Natural Gas Subindex	$213	0.000%	10/07/16	$—
	Dow Jones-UBS Soybeans Subindex	699	0.000	10/07/16	—
	Dow Jones-UBS Zinc Subindex	220	0.000	10/07/16	30
	Dow Jones-UBS WTI Crude Oil Subindex	378	0.000	10/07/16	39
	Dow Jones-UBS Aluminum Subindex	823	0.000	10/07/16	20

TOTAL					$89

(b)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.

*	There are no upfront payments on the swap contracts, therefore the unrealized gain/loss of the swap contracts is equal to their market value.

NON-DELIVERABLE BOND FORWARD CONTRACTS

Counterparty	Notional Amount (000s)		Reference Obligation	Settlement Date	Unrealized Gain (Loss)

Deutsche Bank AG	COP	49	Titulos de Tesoreria 7.750% 09/18/30	09/18/30	$1
	COP	1,976,400	Titulos de Tesoreria 10.000% 07/24/24	07/24/24	16,114
	COP	1,779,000	Titulos de Tesoreria 7.500% 08/26/26	08/26/26	15,254
	COP	871,700	Titulos de Tesoreria 7.750% 09/18/30	09/18/30	12,261

TOTAL					$43,630

WRITTEN OPTIONS CONTRACTS — For the period ended June 30, 2016 the Fund had following written options:

WRITTEN OPTION CURRENCY CONTRACTS

Counterparty	Description	Notional Amount (000s)	Expiration Date	Exercise Price	Value

Citibank NA	Call USD/Put CNH	$717	01/25/17	7.550%	$(2,469)
UBS AG (London)	Put USD/JPY Call	1,827	07/21/16	102.00	(12,413)

TOTAL (Premium Received $25,094)		$2,544			$(14,882)

For the period ended June 30, 2016, the Fund had the following curency written options activities:

OPTIONS ON CURRENCY CONTRACTS

	Notional Amount (000s)	Premiums Received

Contracts Outstanding March 31, 2016	$2,429	$56,076

Contracts Written	8,293	77,892
Contracts Bought to Close	(3,211)	(44,367)
Contracts Expired	(4,967)	(64,507)

Contracts Outstanding June 30, 2016	$2,544	$25,094

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value

Bank of America Securities LLC	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 1.550% versus the 3 month LIBOR maturing on August 08, 2016		$10,500	05/02/17	1.550%	$(6,633)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 1.980% versus the 3 month LIBOR maturing on August 08, 2016		4,200	05/02/17	1.980	(8,038)
Citibank NA	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.200% versus the 3 month LIBOR maturing on August 08, 2016		2,700	08/08/16	3.200	—
Citigroup Global Markets, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.100% versus the 3 month LIBOR maturing on January 7, 2020		3,400	08/12/16	3.100	—
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.550% versus the 3 month LIBOR maturing on January 7, 2020		3,400	09/06/16	3.550	—
Deutsche Bank AG	Put - OTC - 5 year Swap for the obligation to pay a fixed rate of 0.750% versus the 3 month LIBOR maturing on October 05, 2021		2,800	10/03/16	0.750	(6,576)
	Put - OTC - 5 year Swap for the obligation to pay a fixed rate of 1.000% versus the 3 month LIBOR maturing on October 05, 2021		2,800	10/03/16	1.000	(18,219)
	Put - OTC - 5 year Swap for the obligation to pay a fixed rate of 0.130% versus the 3 month LIBOR maturing on October 05, 2021	JPY	46,290	12/07/16	0.130	(10,160)
JPMorgan Securities, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.000% versus the 3 month LIBOR maturing on January 07, 2020		$3,400	08/19/16	3.000	—
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 0.895% versus the 3 month LIBOR maturing on January 7, 2020	EUR	5,200	10/11/16	0.895	(51,389)
	Put - OTC - 5 year Swap for the obligation to pay a fixed rate of 0.888% versus the 3 month LIBOR maturing on October 05, 2021		4,200	11/10/16	0.888	(44,833)
Morgan Stanley Capital Services, Inc.	Put - OTC - 1 year Swap for the obligation to pay a fixed rate of 1.400% versus the 3 month LIBOR maturing on August 19, 2020		$26,800	08/16/16	1.400	(71,452)
	Call - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.690% versus the 3 month LIBOR maturing on October 29, 2020		14,000	10/26/16	1.690	(8,807)
	Call - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.690% versus the 3 month LIBOR maturing on October 29, 2020		14,000	10/26/16	1.690	(165,495)
	Call - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.660% versus the 3 month LIBOR maturing on October 29, 2020		18,500	10/27/16	1.660	(13,222)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.660% versus the 3 month LIBOR maturing on October 29, 2020		18,500	10/27/16	1.660	(209,387)

TOTAL (Premium Received $802,453)						$(614,211)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

For the period ended June 30, 2016, the Fund had the following interest rate swaptions activities:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received

Contracts Outstanding March 31, 2016	$130,700	$1,069,853

Contracts Written	70,390	120,244
Contracts Bought to Close	(20,400)	(387,644)
Contracts Expired	—	—

Contracts Outstanding June 30, 2016	$180,690	$802,453

WRITTEN OPTIONS ON FUTURES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value

Morgan Stanley Capital Services, Inc. (Premium received $16,449)	Call - 4 Year Eurodollar Futures	134	09/19/16	$99.250	$(39,363)

For the period ended June 30, 2016, the Fund had the following futures written options activities:

OPTIONS ON FUTURE CONTRACTS

	Contracts	Premiums Received

Contracts Outstanding March 31, 2016	228	$31,587

Contracts Written	258	40,970
Contracts Bought to Close	(352)	(56,108)
Contracts Expired	—	—

Contracts Outstanding June 30, 2016	134	$16,449

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$60,765,669

Gross unrealized gain	1,575,550
Gross unrealized loss	(713,579)

Net unrealized security gain	$861,971

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – 29.7%
Bank Loans(a) – 9.2%
Building Materials – 0.9%
Builders FirstSource, Inc. (B+/B3)
$967,345	6.000%	07/31/22	$ 966,135
Hanson Building Products Ltd. (B/B2)
905,000	6.500	03/13/22	880,864

			1,846,999

Chemicals – 0.3%
Kraton Polymers LLC (B+/Ba3)
528,000	6.000	01/06/22	519,642

Health Care - Medical Products – 2.8%
Candy Intermediate Holdings, Inc. (B/B2)
297,000	5.500	06/15/23	296,258
Cengage Learning Acquisitions, Inc. (BB-/B1)
4,500,000	5.250	06/07/23	4,443,750
J.C. Penney Co., Inc. (NR/NR)
850,000	4.250	06/23/23	843,098

			5,583,106

Healthcare-Services – 2.0%
ATI Holdings Acquisition, Inc. (B/B1)
323,000	5.500	05/10/23	323,000
Concordia Healthcare Corp. (B+/B1)
525,360	5.250	10/21/21	502,770
Precyse Acquisition Corp. (B/B2)
550,000	6.500	10/20/22	547,250
Quorum Health Corp. (B/B1)
967,575	6.750	04/29/22	968,784
Select Medical Corp. (B+/Ba2)
1,250,000	6.000	03/03/21	1,251,562
Vizient, Inc. (B/B1)
458,850	6.250	02/13/23	461,718

			4,055,084

Media - Non Cable – 1.3%
McGraw-Hill Global Education Holdings LLC (B+/Ba3)
1,288,000	5.000	05/04/22	1,284,458
Univision Communications, Inc. (B+/B2)
1,403,930	4.000	03/01/20	1,394,903

			2,679,361

Property/Casualty Insurance – 0.3%
Hyperion Insurance Group Ltd. (B/B1)
544,063	5.500	04/29/22	513,230

Telecommunications - Wireless – 0.7%
Fairpoint Communications, Inc. (B/B2)
766,835	7.500	02/14/19	763,798
Intelsat Jackson Holdings SA (B-/B1)
620,200	3.750	06/30/19	563,917

			1,327,715

Telecommunications-Wirelines – 0.2%
Windstream Services LLC (BB/B1)
500,000	5.750	03/29/21	496,875

Principal Amount	Interest Rate		Maturity Date	Value
Secured Debt Obligations – (continued)
Transportation – 0.7%
XPO Logistics, Inc. (BB-/Ba1)
$1,468,620	5.500%		11/01/21	$ 1,468,620

TOTAL BANK LOANS				$ 18,490,632

Other Secured Debt Obligations – 20.5%
Airlines(b)(c) – 0.3%
Air Canada (BB/B2)
$642,000	8.750%		04/01/20	$ 677,310

Building Materials(b)(c) – 1.1%
HD Supply, Inc. (BB/Ba3)
1,997,000	5.250		12/15/21	2,086,865

Chemicals(b)(c) – 0.3%
PQ Corp. (B-/B2)
650,000	6.750		11/15/22	677,625

Consumer Cyclical Services(b) – 5.0%
APX Group, Inc. (B/B1)
1,247,000	6.375		12/01/19	1,228,295
4,274,000	7.875	(c)	12/01/22	4,306,055
First Data Corp. (BB/B1)(c)
4,551,000	5.000		01/15/24	4,562,378

				10,096,728

Health Care - Services – 2.9%
HCA, Inc. (BBB-/Ba1)
3,347,000	5.250		04/15/25	3,497,615
Universal Health Services, Inc. (BBB-/Ba1)(b)(c)
2,305,000	4.750		08/01/22	2,344,462

				5,842,077

Media - Cable(b)(c) – 6.6%
Altice Financing SA (BB-/B1)
3,971,000	6.625		02/15/23	3,911,435
1,106,000	7.500		05/15/26	1,081,115
Numericable - SFR SA (B+/B1)
2,177,000	6.000		05/15/22	2,128,017
3,322,000	7.375		05/01/26	3,272,170
Virgin Media Secured Finance PLC (BB-/Ba3)
2,813,000	5.500		08/15/26	2,742,675

				13,135,412

Media - Non Cable(b)(c) – 0.6%
Univision Communications, Inc. (B+/B2)
1,156,000	6.750		09/15/22	1,219,580

Packaging(b)(c) – 2.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B+/Ba3)
1,110,000	4.625		05/15/23	1,096,125
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu (B+/B1)
1,646,000	4.127	(d)	07/15/21	1,650,115
1,258,000	5.125		07/15/23	1,276,870

				4,023,110

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – (continued)
Pipelines(c) – 0.8%
Sabine Pass Liquefaction LLC (BB+/Ba2)
$1,516,000	5.875%	06/30/26	$ 1,516,000

Retailers(b)(c) – 0.2%
JC Penney Corp., Inc. (B+/B1)
349,000	5.875	07/01/23	351,181

Transportation(b) – 0.7%
Jack Cooper Holdings Corp. (CCC+/Caa1)
2,103,000	9.250	06/01/20	1,351,178

TOTAL OTHER SECURED DEBT OBLIGATIONS			$ 40,977,066

TOTAL SECURED DEBT OBLIGATIONS (Cost $60,276,191)			$ 59,467,698

Unsecured Debt Obligations – 48.2%
Aerospace & Defense(c) – 2.9%
Bombardier, Inc. (B/B3)
$1,904,000	5.500%	09/15/18	$ 1,882,580
3,977,000	7.750	03/15/20	3,907,402

			5,789,982

Airlines(c) – 0.8%
Air Canada (B/B3)
1,496,000	7.750	04/15/21	1,544,620

Apparel(b)(c) – 0.7%
Hanesbrands, Inc. (BB/Ba2)
980,000	4.625	05/15/24	982,450
490,000	4.875	05/15/26	491,225

			1,473,675

Automotive – 6.5%
Dana Financing Luxembourg Sarl (BB+/B1)(b)(c)
964,000	6.500	06/01/26	938,695
Dana Holding Corp. (BB+/B1)(b)
2,971,000	5.375	09/15/21	3,045,275
Fiat Chrysler Automobiles NV (BB/B1)
3,584,000	5.250	04/15/23	3,566,080
Lear Corp. (BBB-/Ba1)(b)
1,773,000	4.750	01/15/23	1,821,757
2,189,000	5.250	01/15/25	2,292,977
The Goodyear Tire & Rubber Co. (BB/Ba3)(b)
1,413,000	5.125	11/15/23	1,458,923

			13,123,707

Brokerage(b) – 1.0%
E*Trade Financial Corp. (BBB-/Baa3)
1,928,000	4.625	09/15/23	1,952,100

Building Materials(b)(c) – 0.9%
Taylor Morrison Communities, Inc./Monarch Communities, Inc. (BB-/B2)
1,771,000	5.250	04/15/21	1,771,000

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Captive Auto – 0.4%
General Motors Financial Co., Inc. (BBB-/Ba1)
$807,000	4.375%	09/25/21	$ 849,740

Chemicals(b) – 1.4%
Ashland, Inc. (BB/Ba1)
1,060,000	4.750	08/15/22	1,049,400
Eagle Spinco, Inc. (BB-/Ba3)
1,354,000	4.625	02/15/21	1,381,080
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. (B+/B3)(c)
350,000	6.750	05/01/22	348,688

			2,779,168

Consumer Cyclical Services(b)(c) – 0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (B+/B1)
526,000	5.125	06/01/22	501,015
460,000	6.375	04/01/24	455,400
First Data Corp. (B/Caa1)
59,000	7.000	12/01/23	59,738

			1,016,153

Consumer Products(b) – 0.2%
Sally Holdings LLC/Sally Capital, Inc. (BB+/Ba2)
460,000	5.750	06/01/22	476,675

Energy - Exploration & Production(b) – 0.9%
Endeavor Energy Resources LP/EER Finance, Inc. (CCC+/Ca)(c)
1,142,000	7.000	08/15/21	1,122,015
Memorial Resource Development Corp. (B/Caa1)
780,000	5.875	07/01/22	778,050

			1,900,065

Entertainment(b) – 0.8%
AMC Entertainment, Inc. (B/B2)
588,000	5.875	02/15/22	589,470
Cinemark USA, Inc. (BB/B2)
1,020,000	5.125	12/15/22	1,042,950

			1,632,420

Finance – 3.2%
GMAC Capital Trust I (B/B2)(b)(d)
86,339	6.411	02/15/40	2,142,934
Navient Corp. (BB-/Ba3)
966,000	5.500	01/15/19	966,000
404,000	4.875	06/17/19	389,860
Springleaf Finance Corp. (B/B3)
3,134,000	5.250	12/15/19	2,914,620

			6,413,414

Food & Beverage(b)(c) – 1.3%
Dean Foods Co. (BB-/B2)
2,505,000	6.500	03/15/23	2,583,281

Food & Drug Retailers(b)(c) – 0.6%
Rite Aid Corp. (CCC+/B3)
1,092,000	6.125	04/01/23	1,157,520

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Gaming(b) – 1.2%
GLP Capital LP/GLP Financing II, Inc. (BB+/Ba1)
$2,264,000	4.875%	11/01/20	$ 2,346,070

Health Care - Medical Products(b) – 1.1%
Alere, Inc. (CCC+/Caa1)
644,000	6.500	06/15/20	637,560
Teleflex, Inc. (BB/Ba3)
1,514,000	4.875	06/01/26	1,519,678

			2,157,238

Health Care - Pharmaceuticals(b)(c) – 0.4%
Concordia International Corp. (CCC+/Caa2)
958,000	7.000	04/15/23	811,905

Health Care - Services – 7.0%
Acadia Healthcare Co., Inc. (B/B3)(b)
2,934,000	5.625	02/15/23	2,875,320
Amsurg Corp. (B-/B3)(b)
1,656,000	5.625	07/15/22	1,697,400
DaVita HealthCare Partners, Inc. (B+/B1)(b)
2,196,000	5.750	08/15/22	2,297,565
Kindred Healthcare, Inc. (B-/B3)
2,358,000	8.000	01/15/20	2,334,420
Select Medical Corp. (B-/B3)(b)
1,252,000	6.375	06/01/21	1,192,530
Team Health, Inc. (B/B2)(b)(c)
854,000	7.250	12/15/23	915,915
Tenet Healthcare Corp. (CCC+/Caa1)(b)
2,747,000	8.000	08/01/20	2,808,807

			14,121,957

Media - Cable(b)(c) – 1.7%
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/Caa1)
2,147,000	6.375	09/15/20	2,173,837
1,237,000	5.125	12/15/21	1,178,243

			3,352,080

Media - Non Cable(b) – 5.2%
Lamar Media Corp. (BB-/Ba1)
2,350,000	5.375	01/15/24	2,432,250
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance (CCC+/B3)(c)
668,000	7.875	05/15/24	691,380
Nexstar Broadcasting, Inc. (BB-/B3)
2,122,000	6.875	11/15/20	2,212,185
Sinclair Television Group, Inc. (B+/B1)
1,710,000	5.375	04/01/21	1,765,575
Sirius XM Radio, Inc. (BB/Ba3)(c)
3,280,000	5.375	07/15/26	3,247,200

			10,348,590

Oil Field Services – 1.0%
Nabors Industries, Inc. (BBB-/Ba2)
439,000	5.000	09/15/20	413,209
Weatherford International Ltd. (BB-/B2e)(b)
910,000	7.750	06/15/21	884,975
650,000	8.250	06/15/23	615,875

			1,914,059

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Packaging – 1.1%
Ball Corp. (BB+/Ba1)
$1,694,000	5.000%	03/15/22	$ 1,787,170
468,000	4.000	11/15/23	459,810

			2,246,980

Pharmaceuticals(b) – 2.6%
Concordia International Corp. (CCC+/Caa2)(c)
1,517,000	9.500	10/21/22	1,403,225
Endo Finance LLC (B/B3)(c)
863,000	5.750	01/15/22	783,173
Endo Finance LLC & Endo Finco, Inc. (B/B3)(c)
1,053,000	5.875	01/15/23	916,110
Grifols Worldwide Operations Ltd. (B+/B1)
2,052,000	5.250	04/01/22	2,077,650

			5,180,158

Technology - Hardware(b)(c) – 1.8%
CommScope, Inc. (B/B1)
1,439,000	5.500	06/15/24	1,456,988
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (BB/Ba2)
2,207,000	5.875	06/15/21	2,256,657

			3,713,645

Telecommunications - Wirelines – 3.0%
CenturyLink, Inc. (BB/Ba3)
576,000	6.450	06/15/21	585,360
Frontier Communications Corp. (BB-/Ba3)
290,000	8.500	04/15/20	308,125
2,607,000	8.875 (b)	09/15/20	2,782,972
Windstream Services LLC (B+/B2)(b)
2,459,000	7.750	10/15/20	2,409,820

			6,086,277

TOTAL UNSECURED DEBT OBLIGATIONS (Cost $96,092,708)			$ 96,742,479

U.S. Treasury Obligation(e) – 1.0%
United States Treasury Bill
$2,000,000	0.000%	09/29/16	$ 1,998,700
(Cost $1,999,000)

Shares	Description		Value
Common Stocks(f)(g)(h) – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
1,815,521	Lone Pine Resources CDA Ltd. PI (Cost $1,418,162)		$ 2

TOTAL COMMON STOCKS (Cost $1,418,162)			$ 2

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

Shares	Rate	Value
Preferred Stock(f)(g)(h) – 0.6%
Oil, Gas & Consumable Fuels – 0.6%
Lone Pine Resources CDA Ltd. PI
1,194,849	10.375%	$ 1,135,106
(Cost $1,528,270)

Investment Company(d)(i) – 19.7%
Goldman Sachs Financial Square Government Fund - FST Shares
39,505,376	0.290%	$ 39,505,376
(Cost $39,505,376)

TOTAL INVESTMENTS – 99.2% (Cost $200,819,707)		$198,849,361

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		1,673,178

NET ASSETS – 100.0%		$200,522,539

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on June 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $68,480,240, which represents approximately 34.2% of net assets as of June 30, 2016.

(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2016.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	In addition the Fund holds 1,505,185 shares of voting securities in an affiliated entity with zero cost and zero value.

(g)	Security is currently in default and/or non-income producing.

(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult.

(i)	Represents an affiliated fund.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
EUR	— Euro
USD	— U.S. Dollar

Investment Abbreviations:
GMAC	— General Motors Acceptance Corporation
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership
PLC	— Public Limited Company

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Citibank NA	USD	1,073,240	EUR	953,000	$1,060,439	09/12/16	$12,801

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain

Citibank NA	USD	38,837	EUR	35,000	$38,946	09/12/16	$(109)

SWAP CONTRACTS — At June 30, 2016, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	$10,681	06/15/19	3 month LIBOR	1.500%	$22,582	$(241,577)
	11,005	06/15/21	3 month LIBOR	2.000	(99,979)	(447,969)
	1,120	09/21/21	2.000%	3 month LIBOR	30,364	22,801
	4,580	06/15/23	3 month LIBOR	2.000	(30,827)	(228,547)
	369	12/21/23	1.750	3 month LIBOR	7,399	4,957

TOTAL					$(70,461)	$(890,335)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2016.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2016(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America High Yield Index 26	$62,500	(5.000)%	06/20/21	4.263%	$(1,561,571)	$(491,245)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TAX INFORMATION — At June 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$200,075,316

Gross unrealized gain	2,428,979
Gross unrealized loss	(3,654,934)

Net unrealized security loss	$(1,225,955)

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Basis of Consolidation for Fixed Income Macro Strategies Fund — The Cayman Commodity - FIMS, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fixed Income Macro Strategies Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of June 30, 2016, the Fund’s net assets were $60,841,294, of which, $11,200,163, or 18%, represented the Subsidiary’s net assets.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting for such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

iii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

v. Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

vi. When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss.

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Private Investments — Private investments may include, but are not limited to, investments in private equity or debt instruments. The Investment Manager estimates the fair value of private investments based upon various factors, including, but not limited to, transactions in similar instruments, completed or pending third-party transactions in underlying investments or comparable entities, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure, offerings in equity or debt capital markets, and changes in current and projected financial ratios or cash flows.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the FST Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2016:

FIXED INCOME MACRO STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$1,904,820	$8,157,338	$—
Mortgage-Backed Obligations	—	11,004,643	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	20,084,402	4,991,055	—
Asset-Backed Securities	—	428,677	—
Corporate Obligations	—	240,339	—
Investment Company	10,710,621	—	—
Short-term Investments	—	3,300,000	—
Total	$32,699,843	$28,122,052	$—

Derivative Type
Assets
Options Purchased	$44,388	$761,357	$—
Forward Foreign Currency Exchange Contracts(a)	—	2,101,968	—
Futures Contracts(a)	14,630	—	—
Interest Rate Swap Contracts(a)	—	4,887,961	—
Cross Currency Swap Contracts(a)	—	281,611	—
Total Return Swap Contracts(a)	—	89	—
Non-Deliverable Bond Forward Contracts(a)	—	43,630	—
Total	$59,018	$8,076,616	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(2,118,263)	$—
Futures Contracts(a)	(15,196)	—	—
Interest Rate Swap Contracts(a)	—	(5,016,278)	—
Cross Currency Swap Contracts(a)	—	(508,820)	—
Written Options Contracts	—	(668,456)	—
Total	$(15,196)	$(8,311,817)	$—

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Bank Loans	$—	$18,490,632	$—
Other Secured Debt Obligations	—	40,977,066	—
Unsecured Debt Obligations	—	96,742,479	—
U.S. Treasury Obligations	—	1,998,700	—
Common Stock and/or Other Equity Investments
North America	—	—	1,135,108
Investment Company	39,505,376	—	—
Total	$39,505,376	$158,208,877	$1,135,108

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$12,801	$—
Interest Rate Swap Contracts	—	27,758	—
Total	$—	$40,559	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(109)	$—
Interest Rate Swap Contracts	—	(918,093)	—
Credit Default Swap Contracts	—	(491,245)	—
Total	$—	$(1,409,447)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2016, the Fixed Income Macro Strategies Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2016, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$3,300,000	$3,300,039	$3,366,001

REPURCHASE AGREEMENTS — At June 30, 2016, the Principal Amounts of the Fund’s interest in the Joint Repurchase

Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amount
BNP Paribas Securities Co.	0.400%	$487,699
Citigroup Global Markets, Inc.	0.440	659,828
Merrill Lynch & Co., Inc.	0.440	1,234,452
Merrill Lynch & Co., Inc.	0.420	918,021
TOTAL		$3,300,000

At June 30, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.499%	09/14/16
Federal Home Loan Mortgage Corp.	2.000 to 7.500	09/01/17 to 07/01/46
Federal National Mortgage Association	0.625 to 6.500	08/26/16 to 07/01/46
Government National Mortgage Association	3.500 to 6.000	01/20/37 to 05/20/46
Tennessee Valley Authority	4.250	09/15/65
United States Treasury Floating Rate Note	0.488	10/31/17
United States Treasury Note	0.375 to 4.250	10/31/16 to 08/15/20
United States Treasury Bond	6.250	05/15/30
United States Treasury Stripped Securities	0.000	08/15/29 to 08/15/42

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES STRATEGIES FUNDS

Schedule of Investments (continued)

June 30, 2016 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Investments in Other Investment Companies — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tax Risk — The Fixed Income Macro Strategies Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Fixed Income Macro Strategies Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of the gross income was derived from these investments If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Chief Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Chief Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Chief Executive Officer

Date August 25, 2016

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date August 25, 2016

*	Print the name and title of each signing officer under his or her signature.